UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850
(Address of principal executive offices) (Zip code)
Eric E. Miller, Esq.
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406-2850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (610) 230-2839
Date of fiscal year end: October 31, 2010
Date of reporting period: November 1, 2009 through October 31, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Nationwide Mutual Funds
AnnualReport
October 31, 2010

Equity Funds
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

AnnualReport
October 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

Equity Funds
6	Nationwide Fund
20	Nationwide Growth Fund
34	Nationwide International Value Fund
50	Nationwide Large Cap Value Fund
62	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
85	Nationwide Bond Fund
99	Nationwide Enhanced Income Fund
114	Nationwide Government Bond Fund
128	Nationwide Money Market Fund
140	Nationwide Short Duration Bond Fund

154	Notes to Financial Statements

177	Report of Independent Registered Public Accounting Firm

178	Supplemental Information

181	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2010

Dear Shareholder:

During the past year, we watched the economy improve and move closer to recovery. It often seemed like we were taking two steps forward and then one step back again. Yet we witnessed encouraging progress, and with healing economic conditions we see opportunities for long-term investors.

This is a good time to re-evaluate your financial household. Consider the many options available to help you keep your investment plan on track. Talk with your financial advisor, ask questions and commit to increasing your financial literacy. Setting specific investment goals and following a consistent strategy are the keys to long-term investment success.

So far, travel conditions have made the journey to recovery slow, bumpy and unpredictable, and there are no guarantees that the road ahead will be a smooth one. Although the National Bureau of Economic Research recently announced that the recession ended in June 2009, we need only look at the ailing housing market, high unemployment rate and low consumer confidence levels to understand that there is still more than enough economic pain to go around. Even so, the good news is that the equity markets have posted overall gains, and many leading economic indicators are more positive than they were a year ago. For the one-year reporting period ended October 31, 2010, the Standard & Poor’s 500® (S&P 500) Index returned 16.52%.

Looking ahead, we are cautiously optimistic. As always, we are dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Funds Group

2010 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser, one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

Nationwide Fund — Equity investments are subject to stock market risk and portfolio turnover risk.

Nationwide Growth Fund — Equity investments are subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund — Equity investments are subject to stock market risk. This Fund also is subject to the risks of investing in derivatives. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Value funds may underperform other funds that use different investing styles.

Nationwide Large Cap Value Fund — Equity investments are subject to stock market risk and portfolio turnover risk. Value funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund — Equity investments are subject to stock market risk. Investing in stocks of smaller companies has higher risks than those of investing in larger, more established companies. These funds may be subject to greater price volatility and risk than the overall stock market. The Fund also is subject to risks associated with using a targeted strategy for stock selection.

Nationwide Bond Fund — Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund — Generally, when interest rates go up, the value of fixed-income securities goes down. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to prepayment and call risk, extension risk, mortgage- and asset-backed securities risk, and derivatives risk to varying degrees.

Nationwide Government Bond Fund — The Fund’s value is not guaranteed by the U.S. government or any government agency. Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage-backed securities risk to varying degrees.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (Prime Shares for the Nationwide Money Market Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower

2 Annual Report 2010

than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity. At times, it is possible for the longest T-Bill (and therefore the selected issue) to have slightly longer than one year remaining to maturity. Also, in the event that the new 1-Year T-Bill has not settled by month-end, the prior T-Bill could be held for a second month, and the maturity of the Index could be as short as 10 months at the next rebalancing.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month.

At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date. While the index will often hold the T-Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-year T-Bill to be selected.

BofA Merrill Lynch (BofAML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Dow Jones (DJ) Equity All REIT Index: An unmanaged index that is a subgroup of the Dow Jones (DJ) Composite All REIT Index; measures the performance of publicly traded U.S. equity real estate investment trusts (REITs) in the DJ U.S. stock universe.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the

2010 Annual Report 3

performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales charge and fee information
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide U.S. Small Cap Value Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Fund, Nationwide Growth Fund and Nationwide Large Cap Value Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 30 calendar days of purchase. The Nationwide International Value Fund and the Nationwide U.S. Small Cap Value Fund assess a redemption/exchange fee of 2.00% on all shares that are sold within 90 calendar days of purchase.

Nationwide Bond Fund
Nationwide Government Bond Fund
Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, these Funds assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

Nationwide Enhanced Income Fund
Nationwide Short Duration Bond Fund
Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower. In addition, the Nationwide Short Duration Bond Fund assesses a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

Nationwide Money Market Fund
The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

4 Annual Report 2010

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2010.

In November 2009, U.S. corporate profits were improving, which helped extend a six-month equity market rally and boosted investor confidence. Higher-quality companies benefited throughout the first quarter of 2010, prompting economists to declare that the U.S. economy was finally recovering from the “Great Recession.” Modest improvements in sales, exports and job growth contributed to the positive momentum.

Along with the encouraging market news, however, economists also warned that the recovery most likely would be slow and uneven. The economy was still facing a high level of unemployment, and fiscal stress was hampering the efforts of federal, state and local governments. High budget deficits were putting a strain on social support systems. In addition, consumers continued to deleverage their weak balance sheets by decreasing personal spending and increasing the national savings rate.

By the end of the first quarter of 2010, government incentives for new housing purchases had ended, putting more pressure on the ailing residential housing market. With housing prices depressed, sales of homes and, consequently, the mobility of workers decreased as consumers were confronted with mortgages that were greater than the current market value of their homes.

During the second quarter, the pace of economic growth slowed and the markets experienced significant volatility. Residential housing and lending activity declined further, and many of the measures that had shown improvement toward the end of 2009, such as sales, exports and job growth, showed a declining rate of improvement. Although the level of unemployment remained elevated, the tender beginnings of continuous job growth became evident.

From a global perspective, the challenging economic situation in Greece caused fear and subsequently prompted a sharp correction in the markets worldwide. Investors feared that Greece’s problems would spread further across Europe, especially because similar economic conditions were plaguing Spain, Portugal, Ireland and Italy.

The third quarter of 2010 opened with investors still nervous about European economic prospects, and economists debating about whether or not a “double-dip” recession was looming. The National Bureau of Economic Research announced in late September that the “Great Recession” officially ended in June 2009. This positive news coupled with the recent economic data continued to reinforce indications that the path to a full recovery would be choppy and sluggish.

By the end of the third quarter, unemployment remained a concern; the number of discouraged workers (people who are unemployed but have stopped looking for work) had spiked by 206% since the recession began. The world markets worked to overcome a variety of global economic hurdles. Gradual improvement took place in the financial and household sectors, and corporate balance sheets as well as corporate real estate markets strengthened. As the fiscal year drew to a close, the problem was not lack of economic growth, but rather the very slow speed of recovery and pace of economic growth.

For the annual reporting period ended October 31, 2010, large-capitalization U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.52%. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 27.64%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 26.58%.

International stocks and international emerging market stocks made gains during the annual reporting period ended October 31, 2010. For the annual reporting period, international stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained 8.36% and emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, advanced 23.56%.

For the annual reporting period ended October 31, 2010, corporate investment-grade bonds and high-yield bonds fueled the fixed-income market, which reported sustained, steady strength throughout the fiscal year. Spreads for both corporate and high-yield bonds over Treasuries were wide compared with long-term averages. Even so, as investors clamored for yield, increased inflows of new dollars into these types of securities pushed yields down significantly. For the annual reporting period, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 8.03%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 11.54%, while the BofAML 10+ Year US Corporate Index returned 13.31% for the same reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 6.24%, while the Dow Jones (DJ) Equity All REIT Index returned 42.57% for the period.

2010 Annual Report 5

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Fund (Class A at NAV) returned 13.00% versus 16.52% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 1,075 funds as of October 31, 2010) was 14.45% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the top three positive sector contributors within the Fund were industrials, information technology and utilities. The industrials sector was a top contributor to Fund performance due to stock selection, attributable to the Fund’s position in agricultural and industrial equipment manufacturer Deere & Co. The outlook for Deere improved in the latter half of the reporting period along with the rise in agricultural commodity prices, which typically drive farm income up and lead to increased purchases of farm equipment and, thus, revenue growth for Deere. The Fund’s stock selection also made information technology a top-performing sector for the Fund during the reporting period. Specifically, the Fund’s position in network security provider McAfee, Inc., which was acquired by fellow Fund holding Intel Corp., a semiconductor manufacturer, helped Fund returns. Offshore information technology service provider Cognizant Technology Solutions Corp. was another of the Fund’s top-performing technology holdings. Cognizant has been experiencing strong long-term tailwinds from pent-up corporate demand, increasing corporate spending on outsourcing, and reform in the health-care and financial services industries.

Within the Fund’s fundamental sleeve, telecommunications was among the top-performing sectors. In the telecommunications services segment, the Fund’s only telecom holding, TELUS Corp., benefited Fund performance. TELUS is Canada’s second-largest telecommunications company and has added subscribers within its wireless and cable businesses; it expects higher revenues driven by economic improvements and increased smartphone penetration.

Within the Fund’s quantitatively managed sleeve, although technology and industrials were the top two sectors in terms of performance, the positive impact of stock selection in these sectors was dampened due to the additional stock holdings from the quantitative sleeve. Technology remained the top sector in both sleeves of the Fund, thanks to the performance of holdings in McAfee and Cognizant Technology Solutions. The industrials sector maintained a positive impact due to the Fund’s overweight; however, the stock selection impact was diminished due to the additional stock holdings from the quantitative sleeve. Utilities replaced telecom as the third-largest contributor at the sector level; the quantitative sleeve added positive utility exposure from stock selection, while the fundamental portion held no utility stocks during the reporting period.

What areas of investment detracted from Fund performance?

The three sectors that detracted most from Fund performance during the reporting period were health care, consumer staples and consumer discretionary. Within health care, the Fund’s holding in biotechnology drug maker Gilead Sciences, Inc., holder of the leading global HIV therapeutics franchise, detracted from Fund performance. During the reporting period, concerns emerged about pricing due to European fiscal austerity measures and limited pipeline development outside the company’s core HIV franchise. We believe, however, that Gilead Sciences remains undervalued in view of strong underlying HIV market trends. Fund holding Baxter International, Inc., a health-care products company, saw its shares decline during the reporting period as increased competition weakened pricing in the company’s core blood plasma market. Nevertheless, our outlook for Baxter International shares is favorable, because despite intermittent cyclical fluctuations, the company’s earnings have been stable over the long term.

The Fund’s holdings in consumer staples also dragged on Fund performance. In particular, drug store chain/pharmacy benefit manager CVS was weak during the reporting period. Despite peer-leading results from its pharmacy stores, expanding margins and successful integration of acquisitions from its retail pharmacy business, CVS’s stock suffered from a valuation disconnect (investors had been expecting results from CVS’s merger with pharmacy benefit manager Caremark, but these have yet to materialize). We believe that the company’s

6 Annual Report 2010

business model will create value and that the stock eventually will appreciate.

Fund performance also was hurt in the consumer discretionary area, mainly due to the Fund’s underweight in the sector and, to a lesser extent, from stock selection. During the reporting period, highly discretionary retailers were the top performers within the S&P 500 Index. Despite obvious headwinds from overburdened consumers, retailers grew earnings on tightly controlled inventories and input cost deflation. We continue to be optimistic about the sector; the Fund holds several companies that we believe remain attractive for the longer term, such as specialty retailer Urban Outfitters, Inc. and office products company Staples Inc.

Within the quantitatively managed portion of the Fund, the health care and consumer staples sectors detracted the most from Fund performance due to stock selection. The consumer discretionary sector detracted to a similar degree in comparison to the fundamentally managed portion of the Fund. While the degree of consumer discretionary underperformance from being underweight was lessened with the combining of the quantitative sleeve and the fundamental sleeve of the Fund, stock selection was worse in the fundamental sleeve, thus providing the same negative contribution.

What is your outlook for the near term?

As the economy exits the phase of growth driven by restocking and pent-up demand, it is reasonable to expect some slowdown in the overall pace of U.S. economic growth. Companies of all sizes have trimmed costs and increased their profitability, however, throughout the recession. While domestic demand should continue to trend upward toward a normalized level, exports also should benefit from the U.S. dollar’s weakness. Many U.S. companies built up their cash balances during the recession from both cost rationalization and budget reductions. The need to deploy capital to the benefit of shareholders continues to drive the pace of strategic mergers and industry consolidation, adding another lever for earnings growth in the coming years. Despite these positive earnings tailwinds, the S&P 500 Index, a proxy for the U.S. equity market, continues to trade at a significant discount to its long-term price-to-earnings (P/E) multiple. We acknowledge that structural issues such as the rising deficit and the elevated level of unemployment need to be resolved; in the interim, we favorably view the current environment, given more visible earnings growth and supportive valuation for U.S. equity investments. As bottom-up stock selectors, we do not use macroeconomic expectations to guide our investments. From our perspective, we feel that each individual holding is on relatively solid footing and is well positioned within its respective industry. While we expect market volatility to remain elevated as the consumer and business spending stalemate is slowly resolved, we continue to view the current investment environment favorably. Valuations for many great businesses remain attractive in our view. Therefore, we have used the volatility to increase our positions in some of our favorite companies as well as harvest gains in more mature positions when the near-term sentiment turned exuberant.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Paul Atkinson and Francis Radano III, CFA

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Managers:
Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

The Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”), on September 14, 2010 approved the addition of Diamond Hill Capital Management, Inc. (“Diamond Hill”) to subadvise a portion of the Nationwide Fund (the “Fund”), alongside Aberdeen Asset Management, Inc., the sole current subadviser, effective October 18, 2010.

2010 Annual Report 7

Fund Performance	Nationwide Fund

Average Annual Total Return
 (For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	13.00%	-0.30%	-0.30%
	w/SC2	6.53%	-1.47%	-0.89%

Class B	w/o SC1	12.26%	-1.00%	-1.03%
	w/SC3	7.26%	-1.26%	-1.03%

Class C4	w/o SC1	12.22%	-1.00%	-0.97%
	w/SC5	11.22%	-1.00%	-0.97%

Class D	w/o SC1	13.24%	-0.07%	-0.07%
	w/SC6	8.19%	-0.99%	-0.53%

Class R2[4,7,8]		12.74%	-0.54%	-0.37%

Institutional Class[4,7]		13.24%	0.02%	-0.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.17%

Class B	1.86%

Class C	1.86%

Class D	0.92%

Class R2	1.56%

Institutional Class	0.86%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2010

Shareholder	Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	991.70	5.42	1.08
	Hypothetical	[b]	1,000.00	1,019.76	5.50	1.08

Class B Shares	Actual		1,000.00	988.00	8.97	1.79
	Hypothetical	[b]	1,000.00	1,016.18	9.10	1.79

Class C Shares	Actual		1,000.00	987.40	8.97	1.79
	Hypothetical	[b]	1,000.00	1,016.18	9.10	1.79

Class D Shares	Actual		1,000.00	992.90	4.07	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

Class R2 Shares	Actual		1,000.00	989.80	6.87	1.37
	Hypothetical	[b]	1,000.00	1,018.30	6.97	1.37

Institutional Class	Actual		1,000.00	991.60	4.97	0.99
Shares	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 9

Portfolio Summary	Nationwide Fund

October 31, 2010

Asset Allocation

Common Stocks	97.5%
Mutual Fund	2.5%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(0	.9)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	12.3%
Pharmaceuticals	5.7%
Insurance	4.5%
Machinery	4.5%
Health Care Equipment & Supplies	4.4%
Software	4.3%
Aerospace & Defense	4.2%
Commercial Banks	4.2%
Food Products	4.0%
Communications Equipment	3.8%
Other Industries *	48.1%

100.0%

Top Holdings †

PepsiCo, Inc.	3.0%
United Technologies Corp.	2.9%
Apache Corp.	2.9%
JPMorgan Chase & Co.	2.7%
Invesco Liquid Assets Portfolio — Institutional Class	2.5%
Cisco Systems, Inc.	2.3%
Wells Fargo & Co.	2.2%
Johnson & Johnson	2.2%
Exxon Mobil Corp.	2.1%
Baxter International, Inc.	2.0%
Other Holdings *	75.2%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Fund

Common Stocks 97.5%
		Market
	Shares	Value

Aerospace & Defense 4.3%
Bombardier, Inc., Class B	1,273,900	$6,345,144
Raytheon Co.	105,705	4,870,886
United Technologies Corp.	323,420	24,182,113

		35,398,143

Auto Components 0.6%
BorgWarner, Inc.*	92,600	5,195,786

Beverages 3.0%
PepsiCo, Inc.	380,180	24,825,754

Biotechnology 1.7%
Amgen, Inc.*	28,850	1,649,931
Gilead Sciences, Inc.*	311,300	12,349,271

		13,999,202

Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	186,105	4,663,791
Charles Schwab Corp. (The)	388,300	5,979,820
State Street Corp.	241,300	10,076,688

		20,720,299

Chemicals 2.8%
Air Products & Chemicals, Inc.	77,260	6,564,782
Monsanto Co.	117,200	6,964,024
Praxair, Inc.	104,900	9,581,566

		23,110,372

Commercial Banks 4.2%
Royal Bank of Canada	181,000	9,652,505
SunTrust Banks, Inc.	64,970	1,625,550
U.S. Bancorp	212,535	5,139,096
Wells Fargo & Co.	711,360	18,552,269

		34,969,420

Communications Equipment 3.9%
Cisco Systems, Inc.*	856,725	19,559,032
QUALCOMM, Inc.	281,900	12,722,147

		32,281,179

Computers & Peripherals 0.9%
EMC Corp.*	368,800	7,748,488

Construction & Engineering 0.4%
Fluor Corp.	66,960	3,226,802

Consumer Finance 0.5%
Capital One Financial Corp. (a)	117,500	4,379,225

Diversified Financial Services 3.0%
IntercontinentalExchange, Inc.*	22,100	2,538,627
JPMorgan Chase & Co.	601,575	22,637,267

		25,175,894

Diversified Telecommunication Services 0.6%
TELUS Corp.	109,649	4,859,432

Electrical Equipment 1.2%
Emerson Electric Co.	184,700	10,140,030

Energy Equipment & Services 2.4%
Schlumberger Ltd.	178,500	12,475,365
Tidewater, Inc.	164,400	7,583,772

		20,059,137

Food & Staples Retailing 3.2%
CVS Caremark Corp.	433,860	13,067,863
Sysco Corp.	226,205	6,663,999
Wal-Mart Stores, Inc.	122,975	6,661,556

		26,393,418

Food Products 4.0%
ConAgra Foods, Inc.	291,435	6,554,373
General Mills, Inc.	177,655	6,669,169
Kellogg Co.	153,100	7,694,806
Kraft Foods, Inc., Class A	392,900	12,678,883

		33,597,231

Health Care Equipment & Supplies 4.4%
Baxter International, Inc.	335,935	17,099,092
Medtronic, Inc.	277,330	9,764,789
St. Jude Medical, Inc.*	252,816	9,682,853

		36,546,734

Health Care Providers & Services 3.1%
Aetna, Inc.	236,457	7,060,606
Quest Diagnostics, Inc.	248,670	12,219,644
UnitedHealth Group, Inc.	177,265	6,390,403

		25,670,653

Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	84,605	6,579,731
Starwood Hotels & Resorts Worldwide, Inc. (a)	67,400	3,649,036

		10,228,767

Household Products 2.7%
Kimberly-Clark Corp.	100,075	6,338,751
Procter & Gamble Co. (The)	259,665	16,506,904

		22,845,655

Industrial Conglomerates 1.8%
3M Co.	172,970	14,567,533

Information Technology Services 2.1%
Alliance Data Systems Corp.*(a)	150,025	9,109,518
Cognizant Technology Solutions Corp., Class A*	133,600	8,709,384

		17,818,902

Insurance 4.6%
Aflac, Inc.	93,000	5,197,770
Chubb Corp.	57,095	3,312,652
Marsh & McLennan Cos., Inc.	198,920	4,969,022

2010 Annual Report 11

Statement of Investments (Continued)
October 31, 2010

Nationwide Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Insurance (continued)

MetLife, Inc.	235,101	$9,481,623
Prudential Financial, Inc.	124,840	6,564,087
Travelers Cos., Inc. (The)	150,385	8,301,252

		37,826,406

Internet Software & Services 1.1%
Yahoo!, Inc.*	556,900	9,194,419

Machinery 4.5%
Deere & Co.	148,467	11,402,266
Dover Corp.	124,650	6,618,915
Illinois Tool Works, Inc.	141,660	6,473,862
PACCAR, Inc.	123,400	6,325,484
Parker Hannifin Corp.	86,480	6,620,044

		37,440,571

Media 0.6%
Comcast Corp., Class A	244,900	5,040,042

Multi-Utilities 0.8%
Dominion Resources, Inc.	149,475	6,496,183

Oil, Gas & Consumable Fuels 12.4%
Anadarko Petroleum Corp.	192,310	11,840,527
Apache Corp.	237,220	23,963,964
Devon Energy Corp.	183,755	11,947,750
EOG Resources, Inc.	156,770	15,006,024
Exxon Mobil Corp.	258,950	17,212,407
Hess Corp.	178,540	11,253,376
Occidental Petroleum Corp.	152,660	12,003,656

		103,227,704

Pharmaceuticals 5.7%
Abbott Laboratories	188,730	9,685,624
Johnson & Johnson	286,965	18,271,061
Merck & Co., Inc.	267,460	9,703,449
Pfizer, Inc.	567,005	9,865,887

		47,526,021

Road & Rail 1.5%
Canadian National Railway Co.	189,400	12,269,332

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	192,915	3,871,804
KLA-Tencor Corp.	226,215	8,080,400
Linear Technology Corp.	107,260	3,456,990
Marvell Technology Group Ltd.*	685,700	13,240,867

		28,650,061

Software 4.3%
Microsoft Corp.	330,090	8,793,598
Oracle Corp.	523,600	15,393,840
Solera Holdings, Inc.	239,500	11,507,975

		35,695,413

Specialty Retail 2.6%
Staples, Inc.	475,225	9,727,856
TJX Cos., Inc.	137,800	6,323,642
Urban Outfitters, Inc.*	168,837	5,195,114

		21,246,612

Tobacco 1.5%
Philip Morris International, Inc.	206,900	12,103,650

Total Common Stocks (cost $725,939,554)		810,474,470

Mutual Fund 2.5%
Money Market Fund 2.5%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (b)	20,759,620	20,759,620

Total Mutual Fund (cost $20,759,620)		20,759,620

Repurchase Agreements 0.9%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $3,000,053, collateralized by U.S. Government Agency Mortgages ranging from 2.83% - 7.50%, maturing 02/01/13 - 11/01/40; total market value $3,060,000. (c)	$3,000,000	3,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $4,389,563, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 14.00%, maturing 04/15/2011 - 07/20/2060; total market value $4,477,268. (c)	4,389,479	4,389,479

Total Repurchase Agreements (cost $7,389,479)		7,389,479

Total Investments (cost $754,088,653) (d) — 100.9%		838,623,569

Liabilities in excess of other assets — (0.9%)		(7,757,370)

NET ASSETS — 100.0%		$830,866,199

*	Denotes a non-income producing security.

12 Annual Report 2010

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $7,274,562.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $7,389,479.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 13

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Fund

Assets:
Investments, at value (cost $746,699,174)*	$831,234,090
Repurchase agreements, at value and cost	7,389,479

Total Investments	838,623,569

Cash	21,047
Foreign currencies, at value (cost $26,957)	26,957
Dividends receivable	677,656
Security lending income receivable	2,063
Receivable for investments sold	796,164
Receivable for capital shares issued	155,068
Prepaid expenses and other assets	41,615

Total Assets	840,344,139

Liabilities:
Payable for investments purchased	744,625
Payable for capital shares redeemed	478,147
Payable upon return of securities loaned (Note 2)	7,389,479
Accrued expenses and other payables:
Investment advisory fees	405,214
Fund administration fees	72,434
Distribution fees	16,676
Administrative servicing fees	132,557
Accounting and transfer agent fees	110,835
Trustee fees	6,540
Custodian fees	19,212
Compliance program costs (Note 3)	3,763
Professional fees	47,765
Printing fees	34,991
Other	15,702

Total Liabilities	9,477,940

Net Assets	$830,866,199

Represented by:
Capital	$1,132,932,565
Accumulated undistributed net investment income	825,063
Accumulated net realized losses from investment and foreign currency transactions	(387,426,877)
Net unrealized appreciation/(depreciation) from investments	84,534,916
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	532

Net Assets	$830,866,199

Net Assets:
Class A Shares	$56,960,330
Class B Shares	5,005,055
Class C Shares	448,417
Class D Shares	768,450,202
Class R2 Shares	1,096
Institutional Class Shares	1,099

Total	$830,866,199

*	Includes value of securities on loan of $7,274,562 (Note 2)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2010

Nationwide
Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,406,188
Class B Shares	406,979
Class C Shares	36,531
Class D Shares	60,251,383
Class R2 Shares	86
Institutional Class Shares	86

Total	65,101,253

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.93
Class B Shares (a)	$12.30
Class C Shares (b)	$12.27
Class D Shares	$12.75
Class R2 Shares	$12.74
Institutional Class Shares	$12.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.72
Class D Shares	$13.35

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 15

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Fund

INVESTMENT INCOME:
Dividend income	$12,744,284
Interest income	30,058
Income from securities lending (Note 2)	42,042
Foreign tax withholding	(108,281)

Total Income	12,708,103

EXPENSES:
Investment advisory fees	4,422,452
Fund administration fees	825,626
Distribution fees Class A	152,740
Distribution fees Class B	54,336
Distribution fees Class C	4,953
Distribution fees Class R2	17
Administrative servicing fees Class A	30,442
Administrative servicing fees Class D	287,965
Registration and filing fees	76,105
Professional fees	63,643
Printing fees	72,249
Trustee fees	26,854
Custodian fees	117,003
Accounting and transfer agent fees	355,814
Compliance program costs (Note 3)	4,342
Other	31,762

Total expenses before earnings credit and expenses waived	6,526,303
Earnings credit (Note 5)	(8,819)
Expenses voluntarily waived by adviser (Note 3)	(3,832)

Net Expenses	6,513,652

NET INVESTMENT INCOME	6,194,451

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	68,127,132
Net realized losses from foreign currency transactions	(4,051)

Net realized gains from investment and foreign currency transactions	68,123,081

Net change in unrealized appreciation/(depreciation) from investments	24,131,960
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,324

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	24,134,284

Net realized/unrealized gains from investments, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	92,257,365

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$98,451,816

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$6,194,451	$8,538,557
Net realized gains/(losses) from investment and foreign currency transactions	68,123,081	(189,188,066)
Net change in unrealized appreciation from investments and translations of assets and liabilities denominated in foreign currencies	24,134,284	234,035,663

Change in net assets resulting from operations	98,451,816	53,386,154

Distributions to Shareholders From:
Net investment income:
Class A	(363,674)	(835,765)
Class B	(7,239)	(59,291)
Class C	(743)	(4,934)
Class D	(5,606,564)	(10,353,183)
Class R2 (a)	(21)	(78)
Institutional Class	(9)	(16)

Change in net assets from shareholder distributions	(5,978,250)	(11,253,267)

Change in net assets from capital transactions	49,216,413	(54,752,838)

Change in net assets	141,689,979	(12,619,951)

Net Assets:
Beginning of year	689,176,220	701,796,171

End of year	$830,866,199	$689,176,220

Accumulated undistributed net investment income at end of year	$825,063	$709,358

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,444,450	$4,777,854
Dividends reinvested	354,199	813,225
Cost of shares redeemed	(15,179,228)	(10,064,648)

Total Class A	(11,380,579)	(4,473,569)

Class B Shares
Proceeds from shares issued	599,983	541,406
Dividends reinvested	7,187	58,859
Cost of shares redeemed	(1,925,661)	(2,462,201)

Total Class B	(1,318,491)	(1,861,936)

Class C Shares
Proceeds from shares issued	66,465	152,283
Dividends reinvested	263	2,187
Cost of shares redeemed	(161,250)	(149,253)

Total Class C	(94,522)	5,217

Class D Shares
Proceeds from shares issued	131,254,469	28,334,107
Dividends reinvested	5,348,209	9,841,177
Cost of shares redeemed	(74,585,913)	(86,598,838)

Total Class D	62,016,765	(48,423,554)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 17

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$1,000	$910
Dividends reinvested	21	78
Cost of shares redeemed	(7,762)	–

Total Class R2	(6,741)	988

Institutional Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	9	16
Cost of shares redeemed	(1,028)	–

Total Institutional Class	(19)	16

Change in net assets from capital transactions	$49,216,413	$(54,752,838)

SHARE TRANSACTIONS:
Class A Shares
Issued	277,911	477,079
Reinvested	29,035	84,190
Redeemed	(1,237,971)	(1,031,384)

Total Class A Shares	(931,025)	(470,115)

Class B Shares
Issued	51,095	57,367
Reinvested	621	6,453
Redeemed	(164,915)	(262,972)

Total Class B Shares	(113,199)	(199,152)

Class C Shares
Issued	5,607	15,680
Reinvested	23	244
Redeemed	(13,597)	(14,839)

Total Class C Shares	(7,967)	1,085

Class D Shares
Issued	11,152,496	2,913,593
Reinvested	444,341	1,028,216
Redeemed	(6,124,577)	(9,101,977)

Total Class D Shares	5,472,260	(5,160,168)

Class R2 Shares (a)
Issued	85	94
Reinvested	2	8
Redeemed	(617)	–

Total Class R2 Shares	(530)	102

Institutional Class Shares
Issued	86	–
Reinvested	1	1
Redeemed	(87)	–

Total Institutional Class Shares	–	1

Total change in shares	4,419,539	(5,828,247)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2010 (d)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%	$56,960,330	1.09%	0.60%	1.09%	62.51%
Year Ended October 31, 2009 (d)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%	$61,414,353	1.17%	1.13%	1.17%	145.13%
Year Ended October 31, 2008 (d)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%)	$62,064,995	1.01%	1.14%	1.01%	353.47%
Year Ended October 31, 2007 (d)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%	$124,572,619	0.97%	0.88%	0.97%	373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	–	$20.75	14.65%	$117,938,002	1.04%	0.91%	1.04%	245.80%

Class B Shares
Year Ended October 31, 2010 (d)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%	$5,005,055	1.79%	(0.10%)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%	$5,707,151	1.86%	0.50%	1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%)	$7,336,269	1.73%	0.42%	1.73%	353.47%
Year Ended October 31, 2007 (d)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%	$17,114,110	1.71%	0.14%	1.72%	373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	–	$20.05	13.83%	$20,454,791	1.76%	0.21%	1.76%	245.80%

Class C Shares
Year Ended October 31, 2010 (d)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%	$448,417	1.79%	(0.10%)	1.79%	62.51%
Year Ended October 31, 2009 (d)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%	$487,402	1.86%	0.43%	1.86%	145.13%
Year Ended October 31, 2008 (d)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%)	$441,929	1.73%	0.43%	1.73%	353.47%
Year Ended October 31, 2007 (d)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%	$817,742	1.71%	0.15%	1.72%	373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	–	$20.03	13.89%	$865,856	1.75%	0.20%	1.75%	245.80%

Class D Shares
Year Ended October 31, 2010 (d)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%	$768,450,202	0.83%	0.84%	0.83%	62.51%
Year Ended October 31, 2009 (d)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%	$621,559,334	0.92%	1.39%	0.92%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%)	$631,946,652	0.79%	1.36%	0.79%	353.47%
Year Ended October 31, 2007 (d)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%	$1,169,204,760	0.76%	1.08%	0.76%	373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	–	$20.55	14.95%	$1,137,817,209	0.80%	1.14%	0.80%	245.80%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%	$1,096	1.30%	0.53%	1.30%	62.51%
Year Ended October 31, 2009 (d)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%	$7,001	1.37%	0.88%	1.37%	145.13%
Year Ended October 31, 2008 (d)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%)	$5,430	1.22%	0.93%	1.22%	353.47%
Year Ended October 31, 2007 (d)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%	$22,345	1.26%	0.50%	1.26%	373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	–	$20.58	14.71%	$1,398	0.96%	0.93%	0.96%	245.80%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$11.38	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.78	13.24%	$1,099	0.84%	0.84%	0.84%	62.51%
Year Ended October 31, 2009 (d)	$10.56	0.15	0.76	0.91	(0.18)	–	(0.18)	0.09	$11.38	9.84%	$979	0.77%	1.51%	0.77%	145.13%
Year Ended October 31, 2008 (d)	$21.18	0.23	(7.39)	(7.16)	(0.19)	(3.27)	(3.46)	–	$10.56	(39.96%)	$896	0.64%	1.48%	0.64%	353.47%
Year Ended October 31, 2007 (d)	$20.55	0.41	2.70	3.11	(0.23)	(2.25)	(2.48)	–	$21.18	16.52%	$1,493	0.71%	1.98%	0.71%	373.30%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	–	$20.55	15.01%	$10,225,801	0.74%	1.11%	0.74%	245.80%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 19

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Growth Fund (Class A at NAV) returned 22.49% versus 19.65% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 851 funds as of October 31, 2010) was 17.74% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in the information technology sector provided the largest amount of relative return for the Fund versus its benchmark. The success within this sector was highly attributable to the Fund’s investment in F5 Networks, Inc., a provider of hardware and software solutions that optimize the delivery of network-based applications. Given the recent expansion of wireless and data centers, F5 Networks appears poised to capture further upside as new products, improving sales in the telecommunications industry and geographic expansion should drive gains for the company. Apple Inc., a core holding in the Fund, was another large relative contributor to Fund performance; the company benefited from the rollout of the iPad tablet computer and continued strong sales from the iPhone.

In the industrials sector, the Fund’s holdings with exposure to foreign markets, specifically Cummins, Inc. and Deere & Co., performed very well. These heavy equipment manufacturers have strong balance sheets and global distribution networks that allow them to benefit from the infrastructure buildup in the faster-growing emerging market regions of the world.

What areas of investment detracted from Fund performance?

The financial services sector was the largest detractor from relative Fund performance during the reporting period; the lack of clarity about financial reform proved to be a headwind. In addition, the market correction in the early part of 2010 weighed on the Fund’s holdings with heavy ties to the capital markets, such as IntercontinentalExchange, Inc.; The Goldman Sachs Group, Inc. and BlackRock, Inc. Now that the specifics of financial reform have been disclosed, however, and the cloud of uncertainty has passed, this area of the market has begun to experience better performance.

The performance of the Fund’s holdings in the energy sector slightly lagged that of counterparts in the benchmark index for the reporting period. Specifically, the Fund’s positions with exposure to natural gas prices suffered. Increased production from U.S.-based natural gas fields and a warmer winter season combined to create a significant drop in natural gas prices in the early part of 2010. Currently, the Fund’s positioning in this sector is focused on oilfield services and oil and gas production companies, including holdings such as Baker Hughes Inc., National Oilwell Varco, Inc. and Concho Resources Inc.

What is your outlook for the near term?

We see several reasons for the market’s strong move to the upside to continue throughout the final quarter of 2010. First, as we end the reporting period, core equities are yielding significantly more than bonds, when typically the two yields are more similar.

Second, although recent economic data has been mixed, it is our belief that the economy will exhibit gradual improvement. Third, companies are beginning to deploy some of their capital via stock buybacks and acquisitions, generally deemed a positive environment for equities. Fourth, corporate America reported record-high profit margins for the second quarter of 2010, and we believe this trend will continue. Market expectations call for pro forma earnings per share of the S&P 500 Index companies to increase more than 30% year over year in 2010 and 8% to 10% in 2011. An improvement in consumer and/or business confidence could allow 2011 earnings to exceed those expectations, which could bode well for the stock market. Finally, the Federal Reserve Board remains aggressive in its effort to push economic growth higher amid very low inflation expectations, as noted by the launch of round two of the quantitative easing program.

Subadviser:
Turner Investment Partners, Inc.

Portfolio Manager:
Christopher E. Baggini, CFA

On September 14, 2010, the Board of Trustees of Nationwide Mutual Funds approved the replacement of Aberdeen Asset Management Inc. by Turner Investment Partners, Inc., effective October 18, 2010.

20 Annual Report 2010

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	22.49%	3.82%	-3.20%
	w/SC2	15.45%	2.59%	-3.76%

Class B	w/o SC1	21.56%	3.11%	-4.09%
	w/SC3	16.56%	2.75%	-4.09%

Class C4	w/o SC1	21.56%	3.09%	-3.90%
	w/SC5	20.56%	3.09%	-3.90%

Class D	w/o SC1	22.59%	4.11%	-2.90%
	w/SC6	17.03%	3.15%	-3.35%

Class R2[4,7,8]		21.77%	3.48%	-3.27%

Institutional Service Class[4,7]		22.89%	4.13%	-2.88%

Institutional Class[4,7]		22.77%	4.14%	-2.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.65%	1.43%

Class B	2.34%	2.12%

Class C	2.34%	2.12%

Class D	1.35%	1.13%

Class R2	2.04%	1.82%

Institutional Service Class	1.34%	1.12%

Institutional Class	1.34%	1.12%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 21

Shareholder	Nationwide Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Growth Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,046.90	7.12	1.38
	Hypothetical	[b]	1,000.00	1,018.25	7.02	1.38

Class B Shares	Actual		1,000.00	1,042.20	11.22	2.18
	Hypothetical	[b]	1,000.00	1,014.22	11.07	2.18

Class C Shares	Actual		1,000.00	1,042.20	11.22	2.18
	Hypothetical	[b]	1,000.00	1,014.22	11.07	2.18

Class D Shares	Actual		1,000.00	1,047.00	6.09	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18

Class R2 Shares	Actual		1,000.00	1,043.00	10.50	2.04
	Hypothetical	[b]	1,000.00	1,014.92	10.36	2.04

Institutional Service	Actual		1,000.00	1,046.80	6.04	1.17
Class Shares	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

Institutional Class	Actual		1,000.00	1,047.00	6.04	1.17
Shares	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

22 Annual Report 2010

Portfolio Summary	Nationwide Growth Fund
October 31, 2010

Asset Allocation

Common Stocks	99.2%
Mutual Fund	1.0%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Industries †

Semiconductors & Semiconductor Equipment	8.4%
Computers & Peripherals	8.2%
Machinery	7.6%
Hotels, Restaurants & Leisure	6.8%
Communications Equipment	5.1%
Oil, Gas & Consumable Fuels	5.0%
Software	4.5%
Internet Software & Services	4.0%
Food Products	3.4%
Health Care Providers & Services	3.1%
Other Industries	43.9%

100.0%

Top Holdings †

Apple, Inc.	5.1%
Google, Inc., Class A	3.5%
Oracle Corp.	2.7%
QUALCOMM, Inc.	2.5%
Broadcom Corp., Class A	2.2%
FedEx Corp.	2.1%
Starbucks Corp.	2.1%
Danaher Corp.	2.1%
Abbott Laboratories	2.0%
Caterpillar, Inc.	2.0%
Other Holdings	73.7%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 23

Statement of Investments
October 31, 2010

Nationwide Growth Fund

Common Stocks 99.2%
		Market
	Shares	Value

Aerospace & Defense 1.0%
Precision Castparts Corp.	10,010	$1,367,166

Air Freight & Logistics 2.1%
FedEx Corp.	34,200	3,000,024

Auto Components 1.3%
BorgWarner, Inc.*	20,000	1,122,200
Johnson Controls, Inc.	20,800	730,496

		1,852,696

Beverages 2.7%
Coca-Cola Co. (The)	17,630	1,081,072
PepsiCo, Inc.	42,430	2,770,679

		3,851,751

Biotechnology 1.8%
Celgene Corp.*	30,210	1,875,135
United Therapeutics Corp.*	12,000	720,000

		2,595,135

Capital Markets 1.5%
Invesco Ltd.	96,130	2,210,990

Chemicals 2.1%
Celanese Corp.	21,350	761,127
CF Industries Holdings, Inc.	9,180	1,124,825
E.I. du Pont de Nemours & Co.	22,620	1,069,474

		2,955,426

Communications Equipment 5.1%
F5 Networks, Inc.*	15,400	1,812,580
Juniper Networks, Inc.*	55,690	1,803,799
QUALCOMM, Inc.	80,860	3,649,212

		7,265,591

Computers & Peripherals 8.2%
Apple, Inc.*	24,590	7,398,393
EMC Corp.*	70,090	1,472,591
NetApp, Inc.*	42,055	2,239,429
SanDisk Corp.*	19,300	725,294

		11,835,707

Consumer Finance 0.8%
Discover Financial Services	62,000	1,094,300

Diversified Financial Services 2.3%
Citigroup, Inc.*	520,380	2,169,985
IntercontinentalExchange, Inc.*	10,300	1,183,161

		3,353,146

Energy Equipment & Services 1.8%
Halliburton Co.	31,260	995,944
National Oilwell Varco, Inc.	30,310	1,629,465

		2,625,409

Food Products 3.4%
Archer-Daniels-Midland Co.	52,950	1,764,294
Danone ADR-FR	115,880	1,478,629
Mead Johnson Nutrition Co.	28,190	1,658,136

		4,901,059

Health Care Equipment & Supplies 2.4%
Hill-Rom Holdings, Inc.	19,510	756,012
Hospira, Inc.*	12,200	725,656
Intuitive Surgical, Inc.*	3,400	894,030
St. Jude Medical, Inc.*	27,960	1,070,868

		3,446,566

Health Care Providers & Services 3.1%
Express Scripts, Inc.*	38,048	1,846,089
UnitedHealth Group, Inc.	30,050	1,083,303
Universal Health Services, Inc., Class B	37,560	1,550,101

		4,479,493

Health Care Technology 0.8%
Cerner Corp.*	12,300	1,080,309

Hotels, Restaurants & Leisure 6.8%
Las Vegas Sands Corp.*	20,000	917,600
P.F. Chang’s China Bistro, Inc.	22,600	1,037,792
Royal Caribbean Cruises Ltd.*	40,000	1,581,600
Starbucks Corp.	105,135	2,994,245
Starwood Hotels & Resorts Worldwide, Inc.	46,060	2,493,688
WMS Industries, Inc.*	17,170	749,127

		9,774,052

Information Technology Services 2.9%
Cognizant Technology Solutions Corp., Class A*	25,420	1,657,130
International Business Machines Corp.	10,100	1,450,360
MasterCard, Inc., Class A	4,500	1,080,270

		4,187,760

Insurance 0.8%
Aflac, Inc.	20,000	1,117,800

Internet & Catalog Retail 2.7%
Amazon.com, Inc.*	14,020	2,315,263
priceline.com, Inc.*	4,001	1,507,617

		3,822,880

Internet Software & Services 4.0%
Baidu, Inc. ADR-CN*	6,500	715,065
Google, Inc., Class A*	8,150	4,995,868

		5,710,933

Life Sciences Tools & Services 1.5%
Waters Corp.*	30,040	2,226,865

24 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Machinery 7.6%
Caterpillar, Inc.	37,050	$2,912,130
Cummins, Inc.	15,010	1,322,381
Danaher Corp.	68,090	2,952,382
Deere & Co.	18,370	1,410,816
Parker Hannifin Corp.	30,040	2,299,562

		10,897,271

Media 0.9%
DIRECTV, Class A*	29,550	1,284,243

Metals & Mining 1.0%
Cliffs Natural Resources, Inc.	22,600	1,473,520

Multiline Retail 0.8%
Dollar Tree, Inc.*	21,240	1,089,824

Oil, Gas & Consumable Fuels 5.0%
Anadarko Petroleum Corp.	17,410	1,071,934
Cimarex Energy Co.	23,520	1,805,160
Concho Resources, Inc.*	16,000	1,098,720
ConocoPhillips	27,220	1,616,868
EOG Resources, Inc.	16,600	1,588,952

		7,181,634

Pharmaceuticals 3.0%
Abbott Laboratories	56,960	2,923,187
Allergan, Inc.	20,030	1,450,373

		4,373,560

Professional Services 1.2%
Manpower, Inc.	31,430	1,720,164

Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc., Class A*	86,600	1,589,110

Road & Rail 1.1%
Union Pacific Corp.	18,710	1,640,493

Semiconductors & Semiconductor Equipment 8.5%
Broadcom Corp., Class A	79,100	3,222,534
Cypress Semiconductor Corp.*	71,310	1,005,471
First Solar, Inc.*	9,510	1,309,337
Intel Corp.	74,120	1,487,588
Lam Research Corp.*	34,300	1,570,597
Linear Technology Corp.	56,070	1,807,136
Netlogic Microsystems, Inc.*	57,500	1,728,450

		12,131,113

Software 4.5%
Oracle Corp.	132,570	3,897,558
Salesforce.com, Inc.*	15,620	1,813,013
SuccessFactors, Inc.*	28,000	759,360

		6,469,931

Specialty Retail 1.4%
Guess?, Inc.	52,070	2,026,564

Textiles, Apparel & Luxury Goods 2.0%
Coach, Inc.	56,070	2,803,500

Trading Companies & Distributors 0.8%
W.W. Grainger, Inc.	8,730	1,082,782

Wireless Telecommunication Services 1.2%
American Tower Corp., Class A*	33,810	1,744,934

Total Common Stocks (cost $125,490,644)		142,263,701

Mutual Fund 1.0%

Money Market Fund 1.0%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (a)	1,410,162	1,410,162

Total Mutual Fund (cost $1,410,162)		1,410,162

Total Investments (cost $126,900,806) (b) — 100.2%		143,673,863

Liabilities in excess of other assets — (0.2%)		(229,908)

NET ASSETS — 100.0%		$143,443,955

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

FR	France

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 25

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Growth Fund

Assets:
Investments, at value (cost $126,900,806)	$143,673,863
Cash	1,410
Dividends receivable	90,992
Receivable for investments sold	6,617,006
Receivable for capital shares issued	9,173
Prepaid expenses and other assets	19,790

Total Assets	150,412,234

Liabilities:
Payable for investments purchased	6,521,241
Payable for capital shares redeemed	192,555
Accrued expenses and other payables:
Investment advisory fees	70,832
Fund administration fees	32,918
Distribution fees	4,670
Administrative servicing fees	12,138
Accounting and transfer agent fees	78,902
Trustee fees	778
Custodian fees	4,880
Compliance program costs (Note 3)	743
Professional fees	22,946
Printing fees	23,235
Other	2,441

Total Liabilities	6,968,279

Net Assets	$143,443,955

Represented by:
Capital	$166,021,324
Accumulated undistributed net investment income	75,716
Accumulated net realized losses from investment transactions	(39,426,142)
Net unrealized appreciation/(depreciation) from investments	16,773,057

Net Assets	$143,443,955

Net Assets:
Class A Shares	$12,031,334
Class B Shares	1,881,612
Class C Shares	642,450
Class D Shares	128,687,698
Class R2 Shares	198,483
Institutional Service Class Shares	1,191
Institutional Class Shares	1,187

Total	$143,443,955

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,499,191
Class B Shares	262,947
Class C Shares	89,784
Class D Shares	15,591,682
Class R2 Shares	24,783
Institutional Service Class Shares	144
Institutional Class Shares	144

Total	17,468,675

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2010

Nationwide
Growth Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.03
Class B Shares (a)	$7.16
Class C Shares (b)	$7.16
Class D Shares	$8.25
Class R2 Shares	$8.01
Institutional Service Class Shares	$8.27
Institutional Class Shares	$8.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.52
Class D Shares	$8.64

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 27

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Growth Fund

INVESTMENT INCOME:
Dividend income	$1,674,604
Income from securities lending (Note 2)	12,804
Foreign tax withholding	(2,816)

Total Income	1,684,592

EXPENSES:
Investment advisory fees	812,254
Fund administration fees	265,133
Distribution fees Class A	28,106
Distribution fees Class B	18,597
Distribution fees Class C	5,486
Distribution fees Class R2	998
Administrative servicing fees Class A	1,406
Administrative servicing fees Class D	2,106
Administrative servicing fees Class R2	341
Registration and filing fees	64,852
Professional fees	26,882
Printing fees	51,941
Trustee fees	4,392
Custodian fees	36,853
Accounting and transfer agent fees	173,281
Compliance program costs (Note 3)	788
Other	10,886

Total expenses before earnings credit, expenses waived and reimbursed	1,504,302
Earnings credit (Note 5)	(4,298)
Investment advisory fees voluntarily waived (Note 3)	(5,838)
Expenses reimbursed by adviser (Note 3)	(2)

Net Expenses	1,494,164

NET INVESTMENT INCOME	190,428

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	21,823,753
Net change in unrealized appreciation/(depreciation) from investments	5,782,067

Net realized/unrealized gains from investments	27,605,820

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,796,248

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$190,428	$307,842
Net realized gains/(losses) from investment transactions	21,823,753	(22,813,040)
Net change in unrealized appreciation from investments	5,782,067	39,628,459

Change in net assets resulting from operations	27,796,248	17,123,261

Distributions to Shareholders From:
Net investment income:
Class A	(7,553)	(2,675)
Class B	–	–
Class C	–	–
Class D	(184,561)	(310,729)
Class R2 (a)	(69)	–
Institutional Service Class	(2)	(3)
Institutional Class	(2)	(3)

Change in net assets from shareholder distributions	(192,187)	(313,410)

Change in net assets from capital transactions	(12,813,818)	(9,143,972)

Change in net assets	14,790,243	7,665,879

Net Assets:
Beginning of year	128,653,712	120,987,833

End of year	$143,443,955	$128,653,712

Accumulated undistributed net investment income at end of year	$75,716	$90,150

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,826,706	$1,322,686
Dividends reinvested	7,184	2,565
Cost of shares redeemed	(2,363,332)	(2,323,668)

Total Class A	(529,442)	(998,417)

Class B Shares
Proceeds from shares issued	121,617	186,500
Dividends reinvested	–	–
Cost of shares redeemed	(433,106)	(605,858)

Total Class B	(311,489)	(419,358)

Class C Shares
Proceeds from shares issued	137,387	2,008,653
Dividends reinvested	–	–
Cost of shares redeemed	(76,103)	(2,163,299)

Total Class C	61,284	(154,646)

Class D Shares
Proceeds from shares issued	2,559,738	2,851,464
Dividends reinvested	178,986	301,227
Cost of shares redeemed	(14,740,135)	(10,891,682)

Total Class D	(12,001,411)	(7,738,991)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$10,793	$175,282
Dividends reinvested	27	–
Cost of shares redeemed	(43,339)	(7,848)

Total Class R2	(32,519)	167,434

Institutional Service Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	2	3
Cost of shares redeemed	(1,120)	–

Total Institutional Service Class	(118)	3

Institutional Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	2	3
Cost of shares redeemed	(1,125)	–

Total Institutional Class	(123)	3

Change in net assets from capital transactions	$(12,813,818)	$(9,143,972)

SHARE TRANSACTIONS:
Class A Shares
Issued	255,609	234,079
Reinvested	1,023	378
Redeemed	(326,377)	(413,977)

Total Class A Shares	(69,745)	(179,520)

Class B Shares
Issued	18,648	36,073
Reinvested	–	–
Redeemed	(67,632)	(120,680)

Total Class B Shares	(48,984)	(84,607)

Class C Shares
Issued	21,390	420,776
Reinvested	–	–
Redeemed	(12,142)	(461,469)

Total Class C Shares	9,248	(40,693)

Class D Shares
Issued	342,690	487,309
Reinvested	24,860	49,720
Redeemed	(1,970,355)	(1,893,943)

Total Class D Shares	(1,602,805)	(1,356,914)

Class R2 Shares (a)
Issued	1,487	30,003
Reinvested	4	–
Redeemed	(5,642)	(1,243)

Total Class R2 Shares	(4,151)	28,760

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2010

	Nationwide Growth Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	144	–
Reinvested	1	–
Redeemed	(159)	–

Total Institutional Service Class Shares	(14)	–

Institutional Class Shares
Issued	144	–
Reinvested	–	–
Redeemed	(159)	–

Total Institutional Class Shares	(15)	–

Total change in shares	(1,716,466)	(1,632,974)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 31

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

												Ratio of Net	Ratio of
			Net Realized									Investment	Expenses
			and									Income	(Prior to
	Net Asset	Net	Unrealized								Ratio of	(Loss)	Reimbursements)
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	to Average	to Average
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	Net	Net	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Assets	Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%	$12,031,334	1.32%	(0.08%)	1.33%	148.92%
Year Ended October 31, 2009 (d)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%	$10,297,135	1.46%	(0.02%)	1.46%	164.73%
Year Ended October 31, 2008 (d)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%)	$9,957,021	1.12%	–	1.12%	217.15%
Year Ended October 31, 2007 (d)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%	$18,240,558	1.12%	(0.05%)	1.12%	262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	–	$7.20	7.62%	$12,815,818	1.15%	(0.29%)	1.15%	284.67%

Class B Shares
Year Ended October 31, 2010 (d)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%	$1,881,612	2.06%	(0.81%)	2.07%	148.92%
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$1,837,536	2.12%	(0.67%)	2.12%	164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%)	$2,039,665	1.81%	(0.67%)	1.81%	217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%	$4,288,651	1.81%	(0.72%)	1.82%	262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	–	$6.58	6.99%	$4,444,688	1.80%	(0.94%)	1.80%	284.67%

Class C Shares
Year Ended October 31, 2010 (d)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%	$642,450	2.07%	(0.82%)	2.07%	148.92%
Year Ended October 31, 2009 (d)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%	$474,424	2.12%	(0.67%)	2.12%	164.73%
Year Ended October 31, 2008 (d)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%)	$623,431	1.81%	(0.67%)	1.81%	217.15%
Year Ended October 31, 2007 (d)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%	$2,743,798	1.79%	(0.79%)	1.79%	262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	–	$6.58	6.82%	$777,448	1.77%	(0.93%)	1.77%	284.67%

Class D Shares
Year Ended October 31, 2010 (d)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%	$128,687,698	1.07%	0.19%	1.07%	148.92%
Year Ended October 31, 2009 (d)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%	$115,852,238	1.13%	0.31%	1.13%	164.73%
Year Ended October 31, 2008 (d)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%)	$108,364,868	0.82%	0.31%	0.82%	217.15%
Year Ended October 31, 2007 (d)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%	$192,849,322	0.81%	0.27%	0.82%	262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	–	$7.35	7.93%	$182,519,298	0.80%	0.05%	0.80%	284.67%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%	$198,483	1.73%	(0.48%)	1.74%	148.92%
Year Ended October 31, 2009 (d)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%	$190,238	1.60%	(0.30%)	1.60%	164.73%
Year Ended October 31, 2008 (d)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%)	$996	1.48%	(0.36%)	1.48%	217.15%
Year Ended October 31, 2007 (d)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%	$1,602	1.48%	(0.44%)	1.49%	262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	–	$7.27	7.39%	$1,265	1.28%	(0.47%)	1.28%	284.67%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

												Ratio of Net	Ratio of
			Net Realized									Investment	Expenses
			and									Income	(Prior to
	Net Asset	Net	Unrealized								Ratio of	(Loss)	Reimbursements)
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	to Average	to Average
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	Net	Net	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Assets	Assets (b)	Turnover (c)

Institutional Service Class Shares
Year Ended October 31, 2010 (d)	$6.76	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.27	22.89%	$1,191	1.07%	0.16%	1.16%	148.92%
Year Ended October 31, 2009 (d)	$5.85	0.02	0.91	0.93	(0.02)	(0.02)	–	$6.76	15.56%	$1,068	1.16%	0.28%	1.16%	164.73%
Year Ended October 31, 2008 (d)	$9.36	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.85	(37.36%)	$924	0.74%	0.37%	0.74%	217.15%
Year Ended October 31, 2007 (d)	$7.36	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.36	27.53%	$1,475	0.81%	0.22%	0.81%	262.81%
Year Ended October 31, 2006	$6.82	–	0.54	0.54	–	–	–	$7.36	7.92%	$1,157	0.80%	0.02%	0.80%	284.67%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$6.75	0.01	1.49	1.50	(0.01)	(0.01)	–	$8.24	22.77%	$1,187	1.07%	0.16%	1.16%	148.92%
Year Ended October 31, 2009 (d)	$5.83	0.02	0.92	0.94	(0.02)	(0.02)	–	$6.75	15.78%	$1,073	1.15%	0.27%	1.15%	164.73%
Year Ended October 31, 2008 (d)	$9.34	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.83	(37.44%)	$928	0.74%	0.37%	0.74%	217.15%
Year Ended October 31, 2007 (d)	$7.34	0.02	2.01	2.03	(0.03)	(0.03)	–	$9.34	27.61%	$1,482	0.81%	0.23%	0.81%	262.81%
Year Ended October 31, 2006	$6.80	–	0.54	0.54	–	–	–	$7.34	7.94%	$1,162	0.79%	0.02%	0.79%	284.67%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 33

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide International Value Fund (Class A at NAV) returned 5.32% versus 8.36% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 113 funds as of October 31, 2010) was 7.86% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s overweight positions within the telecommunications, technology and consumer cyclicals sectors added to Fund returns. Security selection showed strength in the capital equipment, financials and medical sectors. Capital equipment Fund holding BMW AG was the largest contributor to Fund performance during the reporting period. The luxury automaker benefited from a recovery in the premium car sector, cost reduction efforts and the successful launch of its new 5-series model. Engine maker Rolls-Royce plc, another Fund holding, advanced, reflecting expectations that military spending budgets in the United Kingdom and the United States would be protected, as well as hopes of a share buyback. Medical Fund holding AstraZeneca PLC gained after it reported strong quarterly results and raised its full-year guidance. The company also benefited after a U.S. court upheld a patent on the company’s best-selling cholesterol drug, Crestor, removing a major threat to its revenues.

What areas of investment detracted from Fund performance?

Overall, security selection was negative during the reporting period due to Fund holdings in technology, consumer cyclicals and utilities. The Fund’s technology sector holdings Toshiba Corp., Nokia Corp. and Sharp Corp. underperformed. Toshiba lagged on concerns that weakening consumer demand would hurt flash memory prices (flash memory is used in cameras, handsets, MP3 players and tablet PCs). Meanwhile, tough competition at the high end of the market and a shift toward less-profitable products weighed on mobile telephone manufacturer Nokia. Japanese electronics company Sharp Corp. retreated due to concerns of deteriorating consumer demand affecting liquid crystal display (LCD) prices. Consumer cyclicals Fund holding Esprit Holdings Ltd. reported earnings below expectations due to weak European wholesale revenues and poor retail margins. The company, which derives a large portion of its sales in the eurozone, expects the wholesale market to remain challenging. While an underweight position in utilities added to returns, the Fund’s holding in German energy conglomerate RWE AG detracted from Fund performance. The firm suffered due to government plans to impose a new levy on the nuclear power industry during the next six years, along with a permanent and rising levy to fund renewables. These developments overshadowed more positive news that nuclear plant lives would be extended by an average of 12 years.

What was the impact of investments in derivatives on Fund performance?

During the period, the Fund used forward currency exchange contracts in the management of its portfolio. These instruments represented a small portion of the Fund’s portfolio, normally less than 2% of its overall value. The Fund invested in foreign currency forwards as a defensive hedge back to the Fund’s base currency, the U.S. dollar. The purpose of this hedging strategy is to insulate the portfolio returns from adverse currency movements. Though currency forwards are not traded on a regulated exchange, the forward market has been in existence for a very long time and is extremely liquid. All currency exposures are marked to market daily, and therefore the risks of the forwards are the same as the risk of the underlying currency.The impact of derivatives to the Fund over the period was marginally positive.

What is your outlook for the near term?

With the aftershocks of recession and tighter credit still taking a toll, investors remain skeptical about the durability of the earnings recovery, and markets continue to be characterized by undifferentiated moves into and out of riskier assets.

We continue to take advantage of attractive valuations across a wide range of sectors while at the same time using our research to identify stocks which also offer lower volatility characteristics to

34 Annual Report 2010

help provide downside protection, given current high levels of market volatility.

We remain confident that value stocks are in the early stages of a prolonged rebound, in which our investing style will prevail and research-driven stock selection will deliver strong long-term returns for patient investors.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria, Sharon E. Fay, Eric Franco and Kevin F. Simms

2010 Annual Report 35

Fund Performance	Nationwide International Value Fund

Nationwide International Value Fund
(Continued)

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	5.32%	-13.68%
	w/SC2	-0.76%	-15.45%

Class C	w/o SC1	4.48%	-14.29%
	w/SC3	3.48%	-14.29%

Institutional Service Class[4]		5.10%	-13.68%

Institutional Class[4]		5.32%	-13.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.34%	1.25%

Class C	2.09%	2.00%

Institutional Service Class	1.34%	1.25%

Institutional Class	1.09%	1.00%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Annual Report 2010

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Value Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,025.50	6.33	1.24
	Hypothetical	[b]	1,000.00	1,018.95	6.31	1.24

Class C Shares	Actual		1,000.00	1,022.50	10.14	1.99
	Hypothetical	[b]	1,000.00	1,015.17	10.11	1.99

Institutional Service	Actual		1,000.00	1,025.50	6.33	1.24
Class Shares	Hypothetical	[b]	1,000.00	1,018.95	6.31	1.24

Institutional Class	Actual		1,000.00	1,027.10	5.06	0.99
Shares	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 37

Portfolio Summary	Nationwide International Value Fund

October 31, 2010

Asset Allocation

Common Stocks	97.4%
Repurchase Agreements	2.5%
Mutual Fund	1.1%
Liabilities in excess of other assets	(1	.0)%

	100.0%

Top Industries †

Commercial Banks	12.3%
Oil, Gas & Consumable Fuels	11.5%
Metals & Mining	8.2%
Pharmaceuticals	7.4%
Diversified Telecommunication Services	5.2%
Insurance	5.0%
Trading Companies & Distributors	3.7%
Electric Utilities	3.5%
Wireless Telecommunication Services	3.1%
Tobacco	3.0%
Other Industries *	37.1%

100.0%

Top Holdings †

Royal Dutch Shell PLC, Class A	3.2%
Rio Tinto PLC	2.3%
Vodafone Group PLC	2.3%
BP PLC	2.0%
Allianz SE REG	1.9%
BNP Paribas	1.9%
Novartis AG REG	1.9%
National Australia Bank Ltd.	1.8%
AstraZeneca PLC	1.8%
E.ON AG	1.7%
Other Holdings *	79.2%

100.0%

Top Countries †

Japan	23.8%
United Kingdom	16.6%
France	13.8%
Germany	8.6%
Canada	5.0%
Italy	4.7%
Netherlands	4.1%
Australia	4.0%
Switzerland	3.6%
Hong Kong	2.5%
Other Countries *	13.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide International Value Fund

Common Stocks 97.4%
		Market
	Shares	Value

AUSTRALIA 4.0%
Capital Markets 0.4%
Macquarie Group Ltd.	13,400	$476,440

Chemicals 0.5%
Incitec Pivot Ltd.	185,000	677,412

Commercial Banks 2.3%
Australia & New Zealand Banking Group Ltd.	27,000	658,712
National Australia Bank Ltd.	92,400	2,312,623

		2,971,335

Metals & Mining 0.8%
BHP Billiton Ltd.(a)	23,000	950,390

		5,075,577

AUSTRIA 0.6%
Oil, Gas & Consumable Fuels 0.6%
OMV AG	21,700	811,611

BELGIUM 1.4%
Commercial Banks 0.5%
KBC Groep NV*	14,100	613,974

Food & Staples Retailing 0.9%
Delhaize Group SA	17,048	1,191,595

		1,805,569

BRAZIL 0.7%
Metals & Mining 0.7%
Vale SA ADR	31,900	916,487

CANADA 5.1%
Aerospace & Defense 0.4%
Bombardier, Inc., Class B	111,200	553,874

Chemicals 0.9%
Agrium, Inc.	13,100	1,158,822

Commercial Banks 0.7%
National Bank of Canada	13,300	875,408

Insurance 0.6%
Industrial Alliance Insurance & Financial Services, Inc.	22,000	690,264

Oil, Gas & Consumable Fuels 2.5%
Nexen, Inc.	58,610	1,247,021
Penn West Energy Trust	23,062	525,277
Suncor Energy, Inc.	43,008	1,378,078

		3,150,376

		6,428,744

CHINA 0.6%
Oil, Gas & Consumable Fuels 0.6%
China Petroleum & Chemical Corp., H shares (a)	480,000	456,702
Yanzhou Coal Mining Co. Ltd., H shares (a)	108,000	312,473

		769,175

DENMARK 0.8%
Commercial Banks 0.8%
Danske Bank AS*	39,100	1,038,643

FINLAND 0.4%
Machinery 0.4%
Cargotec OYJ, Class B	10,900	495,691

FRANCE 13.9%
Automobiles 0.8%
Renault SA*	19,000	1,060,704

Chemicals 0.6%
Arkema SA	12,300	794,804

Commercial Banks 3.0%
BNP Paribas	32,423	2,371,597
Societe Generale	24,397	1,462,956

		3,834,553

Construction & Engineering 1.2%
Bouygues SA (a)	33,300	1,472,800

Diversified Telecommunication Services 1.2%
France Telecom SA	63,600	1,525,964

Electric Utilities 0.8%
Electricite de France (EDF)	22,900	1,050,576

Energy Equipment & Services 0.4%
Cie Generale de Geophysique-Veritas*	22,100	516,227

Information Technology Services 0.9%
Cap Gemini SA	22,800	1,163,899

Machinery 0.3%
Vallourec SA	3,068	318,992

Media 2.5%
Lagardere SCA	32,700	1,396,991
Vivendi SA	62,990	1,799,941

		3,196,932

Multiline Retail 0.5%
PPR	3,500	575,654

Pharmaceuticals 1.7%
Sanofi-Aventis SA	29,950	2,098,345

		17,609,450

GERMANY 8.7%
Capital Markets 0.9%
Deutsche Bank AG REG	19,405	1,117,837

Electric Utilities 1.7%
E.ON AG	69,860	2,186,638

2010 Annual Report 39

Statement of Investments (Continued)
October 31, 2010

Nationwide International Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

GERMANY (continued)

Insurance 3.1%
Allianz SE REG	20,070	$2,513,308
Muenchener Rueckversicherungs AG REG	8,760	1,369,186

		3,882,494

Metals & Mining 1.2%
ThyssenKrupp AG	40,800	1,501,085

Multi-Utilities 0.2%
RWE AG	4,030	288,789

Pharmaceuticals 1.6%
Bayer AG REG	27,700	2,066,060

		11,042,903

HONG KONG 2.5%
Real Estate Management & Development 0.9%
Great Eagle Holdings Ltd.	57,000	170,803
New World Development Ltd.	460,223	912,125

		1,082,928

Specialty Retail 0.7%
Esprit Holdings Ltd.	172,000	928,319

Textiles, Apparel & Luxury Goods 0.9%
Yue Yuen Industrial Holdings Ltd.	322,000	1,154,970

		3,166,217

ITALY 4.7%
Commercial Banks 1.6%
UniCredit SpA	769,795	2,006,896

Diversified Telecommunication Services 1.6%
Telecom Italia SpA	817,800	1,255,129
Telecom Italia SpA - RSP	640,300	785,639

		2,040,768

Oil, Gas & Consumable Fuels 1.5%
ENI SpA	85,700	1,929,736

		5,977,400

JAPAN 24.0%
Auto Components 0.2%
Sumitomo Rubber Industries Ltd.	19,100	205,285

Automobiles 1.1%
Nissan Motor Co. Ltd.	163,700	1,438,728

Beverages 0.8%
Asahi Breweries Ltd.	47,600	960,061

Building Products 0.4%
Asahi Glass Co. Ltd.	59,000	565,974

Chemicals 0.3%
DIC Corp.	174,000	323,393

Commercial Banks 1.3%
Mitsubishi UFJ Financial Group, Inc.	74,400	345,291
Sumitomo Mitsui Financial Group, Inc.	45,100	1,346,133

		1,691,424

Computers & Peripherals 1.0%
Toshiba Corp.	263,000	1,316,354

Consumer Finance 1.2%
ORIX Corp.	16,720	1,522,976

Diversified Telecommunication Services 1.4%
Nippon Telegraph & Telephone Corp.	38,800	1,749,896

Electric Utilities 1.0%
Tokyo Electric Power Co., Inc. (The)	54,600	1,303,747

Electrical Equipment 0.7%
Sumitomo Electric Industries Ltd.	69,300	881,825

Food & Staples Retailing 0.9%
AEON Co. Ltd.	95,000	1,118,838

Gas Utilities 0.5%
Tokyo Gas Co. Ltd.	122,000	573,996

Household Durables 1.9%
Sharp Corp.	102,000	1,007,594
Sony Corp.	43,000	1,452,842

		2,460,436

Leisure Equipment & Products 0.1%
Namco Bandai Holdings, Inc.	20,100	185,211

Metals & Mining 1.5%
Dowa Holdings Co. Ltd.	55,000	333,935
JFE Holdings, Inc.	31,100	969,839
Mitsubishi Materials Corp.*	200,000	626,098

		1,929,872

Office Electronics 0.6%
Konica Minolta Holdings, Inc.	73,000	705,395

Pharmaceuticals 0.5%
Mitsubishi Tanabe Pharma Corp.	42,000	687,122

Real Estate Management & Development 2.1%
Mitsui Fudosan Co. Ltd.	88,000	1,664,103
Sumitomo Realty & Development Co. Ltd.	44,000	958,482

		2,622,585

Road & Rail 0.9%
East Japan Railway Co.	8,500	524,905
Nippon Express Co. Ltd.	151,000	599,976

		1,124,881

Software 0.3%
Konami Corp.	18,100	318,510

Tobacco 1.1%
Japan Tobacco, Inc.	442	1,373,154

Trading Companies & Distributors 3.4%
ITOCHU Corp.	146,000	1,279,585

40 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

JAPAN (continued)
Trading Companies & Distributors (continued)

Mitsubishi Corp.	67,400	$1,618,927
Mitsui & Co. Ltd.	85,700	1,347,839

		4,246,351

Wireless Telecommunication Services 0.8%
KDDI Corp.	192	1,035,039

		30,341,053

NETHERLANDS 4.2%
Food & Staples Retailing 0.4%
Koninklijke Ahold NV	30,800	425,714

Oil, Gas & Consumable Fuels 3.2%
Royal Dutch Shell PLC, Class A	124,300	4,031,930

Professional Services 0.6%
Randstad Holding NV*	16,651	793,229

		5,250,873

NORWAY 0.5%
Energy Equipment & Services 0.5%
Petroleum Geo-Services ASA*	44,900	562,241

RUSSIA 1.1%
Oil, Gas & Consumable Fuels 1.1%
Gazprom OAO ADR (a)	30,700	670,795
LUKOIL OAO ADR	12,010	670,759

		1,341,554

SOUTH AFRICA 0.5%
Industrial Conglomerates 0.5%
Bidvest Group Ltd.	26,556	565,621

SOUTH KOREA 1.4%
Commercial Banks 0.6%
Hana Financial Group, Inc.	9,800	278,475
KB Financial Group, Inc. ADR	11,223	503,913

		782,388

Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd. GDR (b)	3,050	1,009,664

		1,792,052

SPAIN 1.0%
Diversified Telecommunication Services 1.0%
Telefonica SA (a)	48,700	1,315,996

SWITZERLAND 3.6%
Capital Markets 0.3%
UBS AG REG*	21,031	357,265

Metals & Mining 1.4%
Xstrata PLC	93,960	1,820,313

Pharmaceuticals 1.9%
Novartis AG REG	40,600	2,352,475

		4,530,053

TAIWAN 0.6%
Electronic Equipment, Instruments & Components 0.6%
AU Optronics Corp. ADR* (a)	74,572	747,957

TURKEY 0.3%
Commercial Banks 0.3%
Turkiye Garanti Bankasi AS	53,700	324,159

UNITED KINGDOM 16.8%
Aerospace & Defense 1.0%
BAE Systems PLC	235,500	1,299,967

Commercial Banks 1.2%
Barclays PLC	342,800	1,506,414

Hotels, Restaurants & Leisure 0.8%
Thomas Cook Group PLC	127,800	370,446
Tui Travel PLC	203,700	689,288

		1,059,734

Insurance 1.5%
Aviva PLC	194,100	1,237,837
Old Mutual PLC	309,400	644,347

		1,882,184

Metals & Mining 2.7%
Eurasian Natural Resources Corp. PLC	27,200	379,457
Rio Tinto PLC	45,900	2,981,217

		3,360,674

Multiline Retail 1.1%
Marks & Spencer Group PLC	198,300	1,359,018

Oil, Gas & Consumable Fuels 2.1%
BP PLC	387,400	2,633,222

Pharmaceuticals 1.8%
AstraZeneca PLC	45,200	2,273,645

Tobacco 1.9%
British American Tobacco PLC	16,400	624,779
Imperial Tobacco Group PLC	54,900	1,758,291

		2,383,070

Trading Companies & Distributors 0.4%
Travis Perkins PLC	43,400	575,260

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	1,057,500	2,890,785

		21,223,973

Total Common Stocks (cost $125,829,399)		123,132,999

2010 Annual Report 41

Statement of Investments (Continued)
October 31, 2010

Nationwide International Value Fund (Continued)

Mutual Fund 1.1%
		Market
	Shares	Value

Money Market Fund 1.1%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20%(c)	1,377,957	$1,377,957

Total Mutual Fund (cost $1,377,957)		1,377,957

Repurchase Agreements 2.5%

	Principal Amount	Market Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $1,000,018, collateralized by U.S. Government Agency Mortgages ranging from 2.83% - 7.50%, maturing 02/01/13 - 11/01/40; total market value $1,020,000. (d)	$1,000,000	1,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $2,219,193, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00% - 14.00%, maturing 04/15/2011 - 07/20/2060; total market value $2,263,534. (d)	2,219,151	2,219,151

Total Repurchase Agreements (cost $3,219,151)		3,219,151

Total Investments (cost $130,426,507) (e) — 101.0%		127,730,107

Liabilities in excess of other assets — (1.0)%		(1,286,268)

NET ASSETS — 100.0%		$126,443,839

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $3,062,192.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $1,009,664 which represents 0.80% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2010.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $3,219,151.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

42 Annual Report 2010

At October 31, 2010, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

			Currency			Unrealized
		Delivery	Received/	Contract	Market	Appreciation/
Currency	Counterparty	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
British Pound	JP Morgan Chase Bank	1/18/11	(713,000)	$(1,131,142)	$(1,141,774)	$(10,632)
Canadian Dollar	JP Morgan Chase Bank	1/18/11	(5,226,000)	(5,126,143)	(5,114,521)	11,622
Euro	JP Morgan Chase Bank	1/18/11	(541,000)	(687,236)	(752,185)	(64,949)
Euro	JP Morgan Chase Bank	1/18/11	(4,990,000)	(6,945,781)	(6,937,897)	7,884
Japanese Yen	JP Morgan Chase Bank	1/18/11	(371,584,000)	(4,545,648)	(4,621,307)	(75,659)
Japanese Yen	JP Morgan Chase Bank	1/18/11	(57,168,000)	(667,772)	(710,985)	(43,213)
Japanese Yen	JP Morgan Chase Bank	1/18/11	(213,790,000)	(2,582,519)	(2,658,858)	(76,339)

Total Short Contracts				$(21,686,241)	$(21,937,527)	$(251,286)

Long Contracts:
Australian Dollar	JP Morgan Chase Bank	1/18/11	1,111,000	$1,036,585	$1,077,918	$41,333
Australian Dollar	JP Morgan Chase Bank	1/18/11	354,000	343,660	343,459	(201)
Australian Dollar	JP Morgan Chase Bank	1/18/11	2,632,000	2,537,406	2,553,628	16,222
New Zealand Dollar	JP Morgan Chase Bank	1/18/11	482,000	358,926	365,108	6,182
Norwegian Krone	JP Morgan Chase Bank	1/18/11	35,331,000	6,025,017	6,008,037	(16,980)
Swedish Krona	JP Morgan Chase Bank	1/18/11	42,163,000	6,278,320	6,295,565	17,245
Swiss Franc	JP Morgan Chase Bank	1/18/11	2,089,000	2,177,516	2,124,183	(53,333)
Swiss Franc	JP Morgan Chase Bank	1/18/11	2,753,000	2,740,449	2,799,367	58,918

Total Long Contracts				$21,497,879	$21,567,265	$69,386

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 43

Statement of Assets and Liabilities
October 31, 2010

Nationwide International
Value Fund

Assets:
Investments, at value (cost $127,207,356)*	$124,510,956
Repurchase agreements, at value and cost	3,219,151

Total Investments	127,730,107

Foreign currencies, at value (cost $1,098,934)	1,105,807
Dividends receivable	358,908
Security lending income receivable	1,255
Receivable for investments sold	1,700,108
Receivable for capital shares issued	37,987
Reclaims receivable	53,254
Unrealized appreciation on forward foreign currency contracts (Note 2)	159,406
Prepaid expenses and other assets	53,620

Total Assets	131,200,452

Liabilities:
Payable for investments purchased	388,609
Payable for capital shares redeemed	27,155
Cash Overdraft (Note 2)	645,364
Unrealized depreciation on forward foreign currency contracts (Note 2)	341,306
Payable upon return of securities loaned (Note 2)	3,219,151
Accrued expenses and other payables:
Investment advisory fees	88,006
Fund administration fees	9,785
Distribution fees	105
Administrative servicing fees	53
Accounting and transfer agent fees	7,117
Trustee fees	724
Custodian fees	751
Compliance program costs (Note 3)	836
Professional fees	25,174
Printing fees	294
Other	2,183

Total Liabilities	4,756,613

Net Assets	$126,443,839

Represented by:
Capital	$178,114,145
Accumulated undistributed net investment income	3,195,162
Accumulated net realized losses from investment and foreign currency transactions	(52,012,944)
Net unrealized appreciation/(depreciation) from investments	(2,696,400)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(181,900)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	25,776

Net Assets	$126,443,839

*	Includes value of securities on loan of $3,062,192 (Note 2)

The accompanying notes are an integral part of these financial statements.

44 Annual Report 2010

Nationwide International
Value Fund

Net Assets:
Class A Shares	$436,598
Class C Shares	17,384
Institutional Service Class Shares	125,964,780
Institutional Class Shares	25,077

Total	$126,443,839

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	67,911
Class C Shares	2,731
Institutional Service Class Shares	19,581,880
Institutional Class Shares	3,886

Total	19,656,408

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.43
Class C Shares (a)	$6.37
Institutional Service Class Shares	$6.43
Institutional Class Shares	$6.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 45

Statement of Operations
For the Year Ended October 31, 2010

Nationwide International
Value Fund

INVESTMENT INCOME:
Dividend income	$3,913,465
Interest income	972
Income from securities lending (Note 2)	152,072
Foreign tax withholding	(360,657)

Total Income	3,705,852

EXPENSES:
Investment advisory fees	1,073,550
Fund administration fees	131,158
Distribution fees Class A	824
Distribution fees Class C	116
Administrative servicing fees Institutional Service Class	314,836
Registration and filing fees	41,373
Professional fees	28,653
Printing fees	14,844
Trustee fees	3,821
Custodian fees	5,194
Accounting and transfer agent fees	8,817
Compliance program costs (Note 3)	774
Other	9,174

Total expenses before earnings credit and expenses reimbursed	1,633,134
Earnings credit (Note 5)	(19)
Expenses reimbursed by adviser (Note 3)	(54,511)

Net Expenses	1,578,604

NET INVESTMENT INCOME	2,127,248

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,864,011)
Net realized gains from forward and foreign currency transactions (Note 2)	1,202,950

Net realized losses from investment, forward foreign currency and foreign currency transactions	(2,661,061)

Net change in unrealized appreciation/(depreciation) from investments	6,987,531
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(191,867)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	27,583

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,823,247

Net realized/unrealized gains from investments, forward foreign currency contracts, foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	4,162,186

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,289,434

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide International Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$2,127,248	$2,464,770
Net realized losses from investment and foreign currency transactions	(2,661,061)	(45,829,220)
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,823,247	69,885,112

Change in net assets resulting from operations	6,289,434	26,520,662

Distributions to Shareholders From:
Net investment income:
Class A	(3,095)	–
Class C	(54)	–
Institutional Service Class	(1,975,559)	(3,964)
Institutional Class	(412)	(20)

Change in net assets from shareholder distributions	(1,979,120)	(3,984)

Change in net assets from capital transactions	(10,535,555)	(6,730,904)

Change in net assets	(6,225,241)	19,785,774

Net Assets:
Beginning of year	132,669,080	112,883,306

End of year	$126,443,839	$132,669,080

Accumulated undistributed net investment income at end of year	$3,195,162	$1,801,341

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$340,872	$328,630
Dividends reinvested	3,050	–
Cost of shares redeemed	(301,259)	(10,676)

Total Class A	42,663	317,954

Class C Shares
Proceeds from shares issued	9,655	–
Dividends reinvested	54	–
Cost of shares redeemed	–	(1,649)

Total Class C	9,709	(1,649)

Institutional Service Class Shares
Proceeds from shares issued	4,395,092	6,159,404
Dividends reinvested	1,975,559	3,941
Cost of shares redeemed	(16,958,990)	(13,210,574)

Total Institutional Service Class	(10,588,339)	(7,047,229)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 47

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$–
Dividends reinvested	412	20
Cost of shares redeemed	–	–

Total Institutional Class	412	20

Change in net assets from capital transactions	$(10,535,555)	$(6,730,904)

SHARE TRANSACTIONS:
Class A Shares
Issued	52,894	54,996
Reinvested	489	–
Redeemed	(47,536)	(2,138)

Total Class A Shares	5,847	52,858

Class C Shares
Issued	1,721	–
Reinvested	9	–
Redeemed	–	(364)

Total Class C Shares	1,730	(364)

Institutional Service Class Shares
Issued	713,380	1,214,191
Reinvested	316,596	824
Redeemed	(2,750,583)	(2,659,315)

Total Institutional Service Class Shares	(1,720,607)	(1,444,300)

Institutional Class Shares
Issued	–	–
Reinvested	66	4
Redeemed	–	–

Total Institutional Class Shares	66	4

Total change in shares	(1,712,964)	(1,391,802)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Return			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	from	Investment	of	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Capital	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%	$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%	$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%	$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%	$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%	$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%	$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%	$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%	$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%)	$18,951	0.99%	4.09%	2.62%	24.23%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 49

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Large Cap Value Fund (Class A at NAV) returned 12.52% versus 15.71% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Multi-Cap Value Funds (consisting of 338 funds as of October 31, 2010) was 16.48% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The area of investment that provided the most positive relative returns for the Fund during the reporting period was the energy sector. The Fund’s energy shares returned 18.4% for the reporting period, which compares favorably to the benchmark sector return of 10.5%. Pioneer Natural Resources Co. and Rowan Cos., Inc. were standout performers for the reporting period. Pioneer Natural Resources, a leading oil and gas exploration firm, saw its shares rise as earnings outpaced investor expectations. Rowan’s shares experienced a healthy gain as investors applauded several new contracts for oil rigs with Saudi Arabia.

What areas of investment detracted from Fund performance?

The Fund’s holdings in the information technology sector detracted most from Fund performance. Shares of Micron Technology, Inc. fell as investors worried about a rise in inventory dampening future earnings growth at the memory chipmaker.

What is your outlook for the near term?

The Fund’s portfolio is positioned to perform in a stock market that rewards investing in undervalued companies – those that are experiencing improving fundamentals. Strategies that focused on the recent laggards, low price-to-earnings growth (PEG) ratios and stocks ranking high on our proprietary stock selection model have been among the most successful. We remain steadfast in our belief that a sound value equity investment philosophy should possess an element of earnings momentum focus.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA; Mary C. Champagne, CFA; and Jeffrey C. Petherick, CFA

50 Annual Report 2010

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	12.52%	0.03%	2.74%
	w/SC2	6.04%	-1.15%	2.13%

Class B	w/o SC1	11.82%	-0.61%	2.08%
	w/SC3	6.82%	-0.90%	2.08%

Class C4	w/o SC1	11.75%	-0.62%	2.09%
	w/SC5	10.75%	-0.62%	2.09%

Class R2[6,7,8]		12.11%	-0.17%	2.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	2.66%	1.52%

Class B	3.29%	2.15%

Class C	3.29%	2.15%

Class R2	2.99%	1.85%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000® Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) over a 10 year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000® Index. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 51

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Large Cap Value Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	969.30	7.45	1.50
	Hypothetical	[b]	1,000.00	1,017.64	7.63	1.50

Class B Shares	Actual		1,000.00	966.90	10.66	2.15
	Hypothetical	[b]	1,000.00	1,014.37	10.92	2.15

Class C Shares	Actual		1,000.00	965.60	10.65	2.15
	Hypothetical	[b]	1,000.00	1,014.37	10.92	2.15

Class R2 Shares	Actual		1,000.00	967.10	9.97	2.01
	Hypothetical	[b]	1,000.00	1,015.07	10.21	2.01

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

52 Annual Report 2010

Portfolio Summary	Nationwide Large Cap Value Fund

October 31, 2010

Asset Allocation

Common Stocks	101.1%
Mutual Fund	1.0%
Liabilities in excess of other assets	(2	.1)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	8.2%
Insurance	7.1%
Diversified Financial Services	6.4%
Commercial Banks	6.0%
Diversified Telecommunication Services	5.2%
Health Care Providers & Services	4.3%
Real Estate Investment Trusts (REITs)	3.5%
Capital Markets	3.2%
Electric Utilities	3.1%
Other Industries	43.7%

100.0%

Top Holdings †

Chevron Corp.	3.9%
JPMorgan Chase & Co.	3.0%
Pfizer, Inc.	3.0%
AT&T, Inc.	2.9%
General Electric Co.	2.5%
Berkshire Hathaway, Inc., Class B	2.2%
Procter & Gamble Co. (The)	2.1%
Bank of America Corp.	2.1%
Merck & Co., Inc.	2.0%
Johnson & Johnson	2.0%
Other Holdings	74.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 53

Statement of Investments
October 31, 2010

Nationwide Large Cap Value Fund

Common Stocks 101.1%
		Market
	Shares	Value

Aerospace & Defense 2.9%
General Dynamics Corp.	2,800	$190,736
L-3 Communications Holdings, Inc.	1,800	129,942
Northrop Grumman Corp.	1,700	107,457

		428,135

Air Freight & Logistics 0.9%
FedEx Corp.	1,500	131,580

Auto Components 0.6%
Lear Corp.*	900	79,560

Beverages 1.8%
PepsiCo, Inc.	3,900	254,670

Capital Markets 3.3%
Ameriprise Financial, Inc.	3,100	160,239
Ares Capital Corp.	9,400	157,356
Goldman Sachs Group, Inc. (The)	1,000	160,950

		478,545

Chemicals 2.7%
Ashland, Inc.	2,600	134,238
Cabot Corp.	4,000	136,080
Cytec Industries, Inc.	2,600	128,752

		399,070

Commercial Banks 6.1%
CIT Group, Inc.*	4,900	212,317
East West Bancorp, Inc.	10,400	183,352
Fifth Third Bancorp	14,400	180,864
PNC Financial Services Group, Inc.	1,700	91,630
U.S. Bancorp	3,300	79,794
Wells Fargo & Co.	5,700	148,656

		896,613

Commercial Services & Supplies 1.0%
Brink’s Co. (The)	6,100	143,960

Computers & Peripherals 1.5%
Apple, Inc.*	400	120,348
SanDisk Corp.*	2,500	93,950

		214,298

Diversified Consumer Services 0.7%
ITT Educational Services, Inc.*	1,600	103,248

Diversified Financial Services 6.5%
Bank of America Corp.	26,918	307,942
Citigroup, Inc.*	48,400	201,828
JPMorgan Chase & Co.	11,828	445,088

		954,858

Diversified Telecommunication Services 5.3%
AT&T, Inc.	15,352	437,532
Qwest Communications International, Inc.	28,500	188,100
Verizon Communications, Inc.	4,700	152,609

		778,241

Electric Utilities 3.1%
American Electric Power Co., Inc.	6,400	239,616
Entergy Corp.	2,900	216,137

		455,753

Energy Equipment & Services 2.2%
National Oilwell Varco, Inc.	2,600	139,776
Rowan Cos., Inc.*	5,700	187,530

		327,306

Food & Staples Retailing 1.9%
CVS Caremark Corp.	4,100	123,492
Wal-Mart Stores, Inc.	2,800	151,676

		275,168

Food Products 2.4%
Archer-Daniels-Midland Co.	6,100	203,252
Del Monte Foods Co.	10,200	146,268

		349,520

Gas Utilities 0.8%
Atmos Energy Corp.	4,100	120,745

Health Care Equipment & Supplies 0.8%
Kinetic Concepts, Inc.*	3,200	121,696

Health Care Providers & Services 4.4%
CIGNA Corp.	5,000	175,950
Humana, Inc.*	2,900	169,041
UnitedHealth Group, Inc.	4,400	158,620
WellPoint, Inc.*	2,600	141,284

		644,895

Hotels, Restaurants & Leisure 0.9%
Wyndham Worldwide Corp.	4,400	126,500

Household Durables 0.5%
Whirlpool Corp.	1,000	75,830

Household Products 3.1%
Kimberly-Clark Corp.	2,100	133,014
Procter & Gamble Co. (The)	5,000	317,850

		450,864

Independent Power Producers & Energy Traders 0.8%
Calpine Corp.*	9,800	122,500

Industrial Conglomerates 2.6%
General Electric Co.	23,300	373,266

54 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Information Technology Services 0.8%
Cognizant Technology Solutions Corp., Class A*	1,800	$117,342

Insurance 7.3%
Berkshire Hathaway, Inc., Class B*	4,100	326,196
Genworth Financial, Inc., Class A*	5,700	64,638
Hartford Financial Services Group, Inc.	6,500	155,870
Lincoln National Corp.	4,100	100,368
Prudential Financial, Inc.	2,400	126,192
Reinsurance Group of America, Inc.	3,000	150,210
Unum Group	6,200	139,004

		1,062,478

Leisure Equipment & Products 0.9%
Mattel, Inc.	5,600	130,648

Machinery 1.1%
AGCO Corp.*	3,700	157,139

Media 3.0%
Comcast Corp., Class A	6,100	125,538
Gannett Co., Inc.	9,700	114,945
Walt Disney Co. (The)	5,600	202,216

		442,699

Metals & Mining 0.8%
Alcoa, Inc.	9,200	120,796

Multi-Utilities 2.6%
CMS Energy Corp.	7,100	130,498
DTE Energy Co.	1,700	79,492
NiSource, Inc.	9,900	171,369

		381,359

Oil, Gas & Consumable Fuels 9.5%
Chevron Corp.	7,100	586,531
ConocoPhillips	4,900	291,060
Exxon Mobil Corp.	1,400	93,058
Marathon Oil Corp.	6,900	245,433
Valero Energy Corp.	9,900	177,705

		1,393,787

Pharmaceuticals 8.4%
Endo Pharmaceuticals Holdings, Inc.*	4,700	172,678
Johnson & Johnson	4,700	299,249
Merck & Co., Inc.	8,400	304,752
Pfizer, Inc.	25,552	444,605

		1,221,284

Real Estate Investment Trusts (REITs) 3.6%
Duke Realty Corp.	8,400	104,748
Equity Residential	1,500	72,945
Hospitality Properties Trust	7,200	164,232
SL Green Realty Corp.	2,800	184,016

		525,941

Road & Rail 0.8%
Kansas City Southern*	2,700	118,314

Semiconductors & Semiconductor Equipment 1.8%
Applied Materials, Inc.	9,500	117,420
Atmel Corp.*	15,700	139,102

		256,522

Software 1.4%
Oracle Corp.	6,900	202,860

Specialty Retail 1.1%
AutoZone, Inc.*	700	166,341

Tobacco 1.2%
Altria Group, Inc.	6,900	175,398

Total Common Stocks (cost $13,097,324)		14,779,729

Mutual Fund 1.0%
Money Market Fund 1.0%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (a)	145,146	145,146

Total Mutual Fund (cost $145,146)		145,146

Total Investments (cost $13,242,470) (b) — 102.1%		14,924,875

Liabilities in excess of other assets — (2.1%)		(309,773)

NET ASSETS — 100.0%		$14,615,102

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of October 31, 2010.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 55

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Large Cap
Value Fund

Assets:
Investments, at value (cost $13,242,470)	$14,924,875
Cash	521
Interest and dividends receivable	22,426
Receivable for capital shares issued	613
Receivable from adviser	3,345
Prepaid expenses and other assets	14,771

Total Assets	14,966,551

Liabilities:
Payable for capital shares redeemed	305,964
Accrued expenses and other payables:
Fund administration fees	8,562
Distribution fees	4,555
Administrative servicing fees	6,289
Accounting and transfer agent fees	3,206
Trustee fees	53
Custodian fees	262
Compliance program costs (Note 3)	105
Professional fees	19,432
Printing fees	2,887
Other	134

Total Liabilities	351,449

Net Assets	$14,615,102

Represented by:
Capital	$20,592,773
Accumulated undistributed net investment income	29,835
Accumulated net realized losses from investment transactions	(7,689,911)
Net unrealized appreciation/(depreciation) from investments	1,682,405

Net Assets	$14,615,102

Net Assets:
Class A Shares	$12,384,100
Class B Shares	646,509
Class C Shares	1,519,904
Class R2 Shares	64,589

Total	$14,615,102

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,350,516
Class B Shares	72,317
Class C Shares	170,887
Class R2 Shares	7,228

Total	1,600,948

The accompanying notes are an integral part of these financial statements.

56 Annual Report 2010

Nationwide
Large Cap
Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.17
Class B Shares (a)	$8.94
Class C Shares (b)	$8.89
Class R2 Shares	$8.94

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.73

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 57

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Large Cap
Value Fund

INVESTMENT INCOME:
Dividend income	$339,465

Total Income	339,465

EXPENSES:
Investment advisory fees	117,402
Fund administration fees	59,174
Distribution fees Class A	33,012
Distribution fees Class B	6,640
Distribution fees Class C	17,246
Distribution fees Class R2	302
Administrative servicing fees Class A	15,573
Administrative servicing fees Class R2	109
Registration and filing fees	51,036
Professional fees	21,272
Printing fees	7,758
Trustee fees	463
Custodian fees	2,343
Accounting and transfer agent fees	14,371
Compliance program costs (Note 3)	98
Other	6,067

Total expenses before earnings credit and expenses reimbursed	352,866
Earnings credit (Note 5)	(216)
Expenses reimbursed by adviser (Note 3)	(99,794)

Net Expenses	252,856

NET INVESTMENT INCOME	86,609

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	542,678
Net change in unrealized appreciation/(depreciation) from investments	1,155,364

Net realized/unrealized gains from investments	1,698,042

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,784,651

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$86,609	$203,474
Net realized gains/(losses) from investment transactions	542,678	(5,811,199)
Net change in unrealized appreciation from investments	1,155,364	5,433,692

Change in net assets resulting from operations	1,784,651	(174,033)

Distributions to Shareholders From:
Net investment income:

Class A	(67,122)	(176,232)
Class B	(1,257)	(7,624)
Class C	(3,404)	(22,848)
Class R2 (a)	(264)	(674)

Change in net assets from shareholder distributions	(72,047)	(207,378)

Change in net assets from capital transactions	(3,378,562)	602,481

Change in net assets	(1,665,958)	221,070

Net Assets:
Beginning of year	16,281,060	16,059,990

End of year	$14,615,102	$16,281,060

Accumulated undistributed net investment income at end of year	$29,835	$16,549

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,251,624	$5,630,868
Dividends reinvested	60,272	153,757
Cost of shares redeemed	(5,143,008)	(4,510,416)

Total Class A	(2,831,112)	1,274,209

Class B Shares
Proceeds from shares issued	9,251	79,581
Dividends reinvested	835	5,486
Cost of shares redeemed	(74,293)	(211,088)

Total Class B	(64,207)	(126,021)

Class C Shares
Proceeds from shares issued	78,311	203,340
Dividends reinvested	1,357	6,750
Cost of shares redeemed	(566,380)	(793,964)

Total Class C	(486,712)	(583,874)

Class R2 Shares (a)
Proceeds from shares issued	4,450	37,493
Dividends reinvested	264	674
Cost of shares redeemed	(1,245)	–

Total Class R2	3,469	38,167

Change in net assets from capital transactions	$(3,378,562)	$602,481

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 59

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	254,276	779,437
Reinvested	6,886	22,994
Redeemed	(591,239)	(697,183)

Total Class A Shares	(330,077)	105,248

Class B Shares
Issued	1,098	12,516
Reinvested	98	857
Redeemed	(8,875)	(29,451)

Total Class B Shares	(7,679)	(16,078)

Class C Shares
Issued	9,083	28,785
Reinvested	160	1,064
Redeemed	(65,909)	(114,945)

Total Class C Shares	(56,666)	(85,096)

Class R2 Shares (a)
Issued	525	4,618
Reinvested	31	103
Redeemed	(148)	–

Total Class R2 Shares	408	4,721

Total change in shares	(394,014)	8,795

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Large Cap Value Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$8.19	0.06	0.96	1.02	(0.04)	–	(0.04)	$9.17	12.52%	$12,384,100	1.52%	0.65%	2.16%	91.55%
Year Ended October 31, 2009 (d)	$8.12	0.11	0.07	0.18	(0.11)	–	(0.11)	$8.19	2.59%	$13,770,844	1.56%	1.50%	2.00%	102.14%
Year Ended October 31, 2008 (d)	$14.03	0.15	(4.40)	(4.25)	(0.14)	(1.52)	(1.66)	$8.12	(33.74%)	$12,802,001	1.49%	1.39%	1.52%	116.40%
Year Ended October 31, 2007 (d)	$15.02	0.13	1.05	1.18	(0.16)	(2.01)	(2.17)	$14.03	8.38%	$29,106,081	1.42%	0.90%	1.43%	88.20%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	$15.02	20.81%	$23,752,997	1.44%	1.14%	1.44%	95.14%

Class B Shares
Year Ended October 31, 2010 (d)	$8.01	–	0.95	0.95	(0.02)	–	(0.02)	$8.94	11.82%	$646,509	2.15%	0.01%	2.80%	91.55%
Year Ended October 31, 2009 (d)	$7.95	0.06	0.08	0.14	(0.08)	–	(0.08)	$8.01	2.04%	$641,118	2.22%	0.85%	2.60%	102.14%
Year Ended October 31, 2008 (d)	$13.79	0.08	(4.33)	(4.25)	(0.07)	(1.52)	(1.59)	$7.95	(34.25%)	$765,344	2.15%	0.72%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.80	0.04	1.04	1.08	(0.08)	(2.01)	(2.09)	$13.79	7.68%	$1,635,907	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.80	20.06%	$1,587,540	2.05%	0.52%	2.06%	95.14%

Class C Shares
Year Ended October 31, 2010 (d)	$7.97	–	0.94	0.94	(0.02)	–	(0.02)	$8.89	11.75%	$1,519,904	2.15%	0.02%	2.78%	91.55%
Year Ended October 31, 2009 (d)	$7.92	0.07	0.06	0.13	(0.08)	–	(0.08)	$7.97	1.88%	$1,814,499	2.15%	0.98%	2.60%	102.14%
Year Ended October 31, 2008 (d)	$13.72	0.08	(4.30)	(4.22)	(0.06)	(1.52)	(1.58)	$7.92	(34.15%)	$2,475,957	2.15%	0.74%	2.19%	116.40%
Year Ended October 31, 2007 (d)	$14.75	0.03	1.03	1.06	(0.08)	(2.01)	(2.09)	$13.72	7.63%	$7,606,296	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.75	20.11%	$5,966,114	2.06%	0.52%	2.06%	95.14%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$8.01	0.03	0.94	0.97	(0.04)	–	(0.04)	$8.94	12.11%	$64,589	1.83%	0.32%	2.50%	91.55%
Year Ended October 31, 2009 (d)	$7.95	0.09	0.08	0.17	(0.11)	–	(0.11)	$8.01	2.49%	$54,599	1.66%	1.30%	2.10%	102.14%
Year Ended October 31, 2008 (d)	$13.76	0.13	(4.29)	(4.16)	(0.13)	(1.52)	(1.65)	$7.95	(33.73%)	$16,688	1.65%	1.21%	1.72%	116.40%
Year Ended October 31, 2007 (d)	$14.81	0.07	1.03	1.10	(0.14)	(2.01)	(2.15)	$13.76	7.91%	$154,713	1.70%	0.51%	1.71%	88.20%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	$14.81	20.69%	$1,608	1.57%	1.00%	1.59%	95.14%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 61

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) returned 24.59% versus 24.43% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 226 funds as of October 31, 2010) was 24.46% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s greater exposure than that of the Russell 2000 Value Index to deep-value stocks had a positive impact on relative Fund performance. Deep-value stocks outperformed the other value and growth segments during the reporting period. The Fund is structured to have greater exposure to mid-capitalization stocks than that of the Russell 2000 Value Index. The Fund’s composition of mid-capitalization stocks outperformed those in the Index and contributed to the Fund’s relative performance. The allocation and composition of the Fund’s holdings across sectors differed from the Index, a byproduct of the size and value/growth differences. The composition differences in the Fund’s holdings across sectors had a positive impact on relative performance, especially among the Fund’s financial stocks.

What areas of investment detracted from Fund performance?

The Fund’s slightly lower weighting than that of the Index in micro-cap stocks had a negative impact on relative Fund performance. The Fund’s exclusion of real estate investment trusts (REITs), the second-best-performing sector during the reporting period, also had a negative impact on relative Fund performance. The Fund’s composition of deep-value stocks was different than those included in the Index. The deep-value stock included in the Fund underperformed the deep-value stocks included in the Index which had a negative impact on the Fund’s performance relative to the Index.

What is your outlook for the near term?

Dimensional Fund Advisors does not make economic or financial forecasts. The Fund’s strategic investment approach is based on scientific research into the sources of risk and return in equity markets and does not make macroeconomic forecasts or tactical allocations.

Subadviser:
Dimensional Fund Advisors LP

Portfolio Manager:
Stephen A. Clark

62 Annual Report 2010

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	24.59%	-0.98%
	w/SC2	17.37%	-3.00%

Class C	w/o SC1	23.82%	-1.54%
	w/SC3	22.82%	-1.54%

Institutional Service Class[4]		24.70%	-0.79%

Institutional Class[4]		25.05%	-0.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on December 21, 2007.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	2.09%	1.37%

Class C	2.81%	2.09%

Institutional Service Class	2.06%	1.34%

Institutional Class	1.81%	1.09%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 63

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide U.S. Small Cap Value Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	953.80	6.75	1.37
	Hypothetical	[b]	1,000.00	1,018.30	6.97	1.37

Class C Shares	Actual		1,000.00	952.40	10.29	2.09
	Hypothetical	[b]	1,000.00	1,014.67	10.61	2.09

Institutional Service	Actual		1,000.00	955.90	6.61	1.34
Class Shares	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

Institutional Class	Actual		1,000.00	957.00	5.38	1.09
Shares	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

64 Annual Report 2010

Portfolio Summary	Nationwide U.S. Small Cap Value Fund

October 31, 2010

Asset Allocation

Common Stocks	99.0%
Mutual Fund	0.9%
Rights	0.1%
Other assets in excess of liabilities ‡	0.0%

100.0%

Top Industries †

Insurance	10.8%
Commercial Banks	9.4%
Specialty Retail	4.6%
Electronic Equipment, Instruments & Components	4.3%
Energy Equipment & Services	3.9%
Chemicals	3.8%
Semiconductors & Semiconductor Equipment	3.6%
Oil, Gas & Consumable Fuels	3.5%
Health Care Providers & Services	3.3%
Machinery	3.0%
Other Industries	49.8%

100.0%

Top Holdings †

Liberty Media Corp. — Capital, Series A	1.1%
Invesco Liquid Assets Portfolio — Institutional Class	0.9%
Jarden Corp.	0.7%
AutoNation, Inc.	0.6%
Timken Co.	0.6%
Ashland, Inc.	0.6%
Reinsurance Group of America, Inc.	0.6%
Mohawk Industries, Inc.	0.6%
American Financial Group, Inc.	0.6%
TRW Automotive Holdings Corp.	0.6%
Other Holdings	93.1%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 65

Statement of Investments
October 31, 2010

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.0%
		Market
	Shares	Value

Aerospace & Defense 1.4%
AAR Corp.*	2,384	$52,543
Allied Defense Group, Inc. (The)*	400	1,080
Ascent Solar Technologies, Inc.*	2,800	12,236
Ceradyne, Inc.*	2,800	66,668
Ducommun, Inc.	1,200	25,764
Esterline Technologies Corp.*	2,300	139,012
Innovative Solutions & Support, Inc.*	1,400	8,526
Kratos Defense & Security Solutions, Inc.*	700	7,980
Ladish Co., Inc.*	600	19,194
LMI Aerospace, Inc.*	347	5,667
Moog, Inc., Class A*	1,300	48,880
SIFCO Industries, Inc.	200	2,732
Sparton Corp.*	800	5,848
Triumph Group, Inc.	1,400	117,026

		513,156

Air Freight & Logistics 0.2%
Air Transport Services Group, Inc.*	2,971	19,965
Atlas Air Worldwide Holdings, Inc.*	900	47,034

		66,999

Airlines 0.8%
AirTran Holdings, Inc.*	780	5,772
Alaska Air Group, Inc.*	2,300	121,440
ExpressJet Holdings, Inc.*	1,500	10,095
Hawaiian Holdings, Inc.*	800	5,856
JetBlue Airways Corp.*	14,459	100,924
Pinnacle Airlines Corp.*	2,253	12,977
SkyWest, Inc.	3,945	59,806

		316,870

Auto Components 1.4%
Dana Holding Corp.*	400	5,660
Drew Industries, Inc.*	500	10,535
Federal-Mogul Corp.*	4,800	95,184
Modine Manufacturing Co.*	3,700	50,024
Motorcar Parts of America, Inc.*	1,500	15,165
Shiloh Industries, Inc.*	1,577	15,896
Spartan Motors, Inc.	3,700	18,796
Standard Motor Products, Inc.	2,000	21,260
Stoneridge, Inc.*	1,317	14,487
Superior Industries International, Inc.	3,319	59,576
TRW Automotive Holdings Corp.*	4,800	219,312

		525,895

Beverages 0.7%
Central European Distribution Corp.*	2,900	72,413
Constellation Brands, Inc., Class A*	8,400	165,732
Craft Brewers Alliance, Inc.*	800	5,216
MGP Ingredients, Inc.	1,600	14,432

		257,793

Biotechnology 0.4%
Celera Corp.*	8,700	49,590
Lexicon Pharmaceuticals, Inc.*	7,400	13,098
Martek Biosciences Corp.*	3,500	76,825
Maxygen, Inc.*	2,900	18,589
MediciNova, Inc.*	570	2,970

		161,072

Building Products 1.1%
American Woodmark Corp.	1,300	23,010
Ameron International Corp.	700	48,132
Apogee Enterprises, Inc.	2,900	30,421
Armstrong World Industries, Inc.*	2,800	116,900
Gibraltar Industries, Inc.*	2,900	26,477
Griffon Corp.*	2,689	31,703
Insteel Industries, Inc.	700	6,013
Owens Corning, Inc.*	1,700	45,968
Simpson Manufacturing Co., Inc.	1,500	39,870
Universal Forest Products, Inc.	1,500	45,210
US Home Systems, Inc.*	700	2,163
USG Corp.*	500	6,340

		422,207

Capital Markets 1.4%
American Capital Ltd.*	15,200	106,096
Capital Southwest Corp.	350	33,820
Cowen Group, Inc., Class A*	700	2,450
E*TRADE Financial Corp.*	3,580	51,194
FirstCity Financial Corp.*	1,000	8,450
Harris & Harris Group, Inc.*	2,174	9,066
International Assets Holding Corp.*	800	17,640
JMP Group, Inc.	900	5,985
Knight Capital Group, Inc., Class A*	4,800	62,544
MCG Capital Corp.	8,170	51,716
MF Global Holdings Ltd.*	6,947	54,395
Penson Worldwide, Inc.*	2,500	12,875
Piper Jaffray Cos.*	700	21,679
Safeguard Scientifics, Inc.*	1,900	27,968
Sanders Morris Harris Group, Inc.	3,450	20,010
SWS Group, Inc.	3,400	23,358

		509,246

Chemicals 3.8%
A. Schulman, Inc.	181	3,928
American Pacific Corp.*	600	3,612
American Vanguard Corp.	945	6,965
Ashland, Inc.	4,400	227,172
Cabot Corp.	5,300	180,306
Chase Corp.	500	7,930
Core Molding Technologies, Inc.*	350	1,631
Cytec Industries, Inc.	2,900	143,608
Ferro Corp.*	2,700	37,044
Huntsman Corp.	5,200	72,020
Innospec, Inc.*	2,300	38,939
Kronos Worldwide, Inc.*	900	36,405

66 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Chemicals (continued)

Landec Corp.*	2,400	$15,096
Minerals Technologies, Inc.	1,000	58,670
NL Industries, Inc.	900	10,341
OM Group, Inc.*	3,000	99,810
Penford Corp.*	1,400	8,316
Quaker Chemical Corp.	1,000	36,420
Sensient Technologies Corp.	1,800	58,158
Spartech Corp.*	3,200	27,072
Valspar Corp.	5,900	189,390
Westlake Chemical Corp.	5,000	159,800
Zoltek Cos., Inc.*	1,091	10,473

		1,433,106

Commercial Banks 9.3%
1st Source Corp.	2,686	47,462
Ameris Bancorp*	1,760	16,315
AmeriServ Financial, Inc.*	1,800	2,880
Associated Banc-Corp.	5,100	64,617
Bancorp, Inc. (The)*	2,600	19,474
BancTrust Financial Group, Inc.*	1,100	3,212
Banner Corp.	2,700	4,482
Boston Private Financial Holdings, Inc.	6,901	39,405
Cadence Financial Corp.*	1,000	2,490
Cape Bancorp, Inc.*	600	5,214
Capital City Bank Group, Inc.	2,100	25,095
CapitalSource, Inc.	18,097	110,573
Capitol Bancorp Ltd.*	2,400	2,736
Cardinal Financial Corp.	1,900	18,981
Cascade Financial Corp.*	747	344
Cathay General Bancorp	8,300	112,880
Center Bancorp, Inc.	950	7,211
Center Financial Corp.*	2,102	10,972
Centerstate Banks, Inc.	500	3,700
Central Jersey Bancorp*	700	5,229
Central Pacific Financial Corp.*	3,200	4,864
Chemical Financial Corp.	1,300	26,364
City National Corp.	900	46,413
CoBiz Financial, Inc.	3,406	16,485
Columbia Banking System, Inc.	2,700	49,167
Comerica, Inc.	214	7,657
Community Bank System, Inc.	1,200	28,044
Community Trust Bancorp, Inc.	800	21,848
Crescent Financial Corp.*	300	651
Danvers Bancorp, Inc.	1,600	24,048
East West Bancorp, Inc.	5,000	88,150
Encore Bancshares, Inc.*	900	6,939
Enterprise Financial Services Corp.	1,463	14,440
Fidelity Southern Corp.*	1,218	8,368
Financial Institutions, Inc.	1,089	19,656
First Bancorp, North Carolina	1,500	20,085
First Bancorp, Puerto Rico*	12,800	3,904
First Busey Corp.	3,200	14,848
First Commonwealth Financial Corp.	9,097	52,945
First Community Bancshares, Inc.	1,884	25,359
First Financial Bancorp	3,200	53,888
First Financial Corp.	200	5,846
First Horizon National Corp.*	13,539	136,609
First Merchants Corp.	2,023	16,831
First Midwest Bancorp, Inc.	3,500	37,485
First Security Group, Inc.	900	1,485
First South Bancorp, Inc.	850	8,534
FNB Corp.	12,066	102,561
FNB United Corp.*	1,000	500
Fulton Financial Corp.	9,400	87,796
German American Bancorp, Inc.	700	11,830
Great Southern Bancorp, Inc.	1,000	22,490
Green Bankshares, Inc.*	1,261	4,868
Guaranty Bancorp*	5,200	8,528
Hampton Roads Bankshares, Inc.*	1,442	1,211
Hanmi Financial Corp.*	5,800	6,786
Heartland Financial USA, Inc.	1,847	28,536
Heritage Commerce Corp.*	800	3,008
Home Bancorp, Inc.*	850	11,416
Huntington Bancshares, Inc.	14,800	83,916
IBERIABANK Corp.	1,000	52,050
Independent Bank Corp., Massachusetts	1,825	42,869
Independent Bank Corp., Michigan*	17	30
Lakeland Bancorp, Inc.	2,532	23,472
Macatawa Bank Corp.*	1,045	1,965
MainSource Financial Group, Inc.	2,623	21,692
MB Financial, Inc.	3,779	56,269
MBT Financial Corp.*	2,200	4,246
Mercantile Bank Corp.	600	2,502
Metro Bancorp, Inc.*	1,000	10,110
Nara Bancorp, Inc.*	4,100	32,144
National Penn Bancshares, Inc.	13,300	86,317
NewBridge Bancorp*	1,950	7,703
North Valley Bancorp*	390	651
Old National Bancorp	3,900	36,894
Old Second Bancorp, Inc.	1,500	2,955
Oriental Financial Group, Inc.	1,200	15,876
Pacific Capital Bancorp NA*	3,019	1,932
Pacific Continental Corp.	1,640	13,628
Pacific Mercantile Bancorp*	1,000	3,160
PacWest Bancorp	2,700	47,061
Peoples Bancorp, Inc.	1,300	17,134
Pinnacle Financial Partners, Inc.*	3,500	39,935
Popular, Inc.*	30,600	83,538
Preferred Bank, Los Angeles*	720	1,238
PrivateBancorp, Inc.	5,537	65,281
Prosperity Bancshares, Inc.	257	7,990
Renasant Corp.	2,398	39,207
Republic Bancorp, Inc., Class A	889	18,171
Republic First Bancorp, Inc.*	800	1,736
S&T Bancorp, Inc.	1,300	25,480
Sandy Spring Bancorp, Inc.	600	10,440
SCBT Financial Corp.	600	18,318

2010 Annual Report 67

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Commercial Banks (continued)

Seacoast Banking Corp of Florida*	8,200	$10,250
Sierra Bancorp	1,250	13,013
Simmons First National Corp., Class A	1,600	43,504
Smithtown Bancorp, Inc.*	700	2,611
Somerset Hills Bancorp	420	3,570
Southern Community Financial Corp.*	1,400	2,282
Southside Bancshares, Inc.	100	1,881
Southwest Bancorp, Inc.	600	5,940
State Bancorp, Inc.	1,778	16,322
StellarOne Corp.	2,576	32,921
Sterling Bancshares, Inc.	8,500	45,815
Sun Bancorp, Inc.*	364	1,438
Superior Bancorp*	1,400	1,173
Susquehanna Bancshares, Inc.	13,200	104,280
Synovus Financial Corp.	16,200	34,992
Taylor Capital Group, Inc.*	1,000	12,060
Texas Capital Bancshares, Inc.*	900	16,335
Tower Bancorp, Inc.	843	18,226
TowneBank	923	13,384
Trustmark Corp.	300	6,627
Umpqua Holdings Corp.	10,100	111,100
Union First Market Bankshares Corp.	2,600	33,436
United Bankshares, Inc.	200	5,344
United Community Banks, Inc.*	2,294	4,496
United Security Bancshares*	251	1,227
Univest Corp of Pennsylvania	1,400	26,404
Virginia Commerce Bancorp, Inc.*	2,285	12,133
Washington Banking Co.	443	5,577
Washington Trust Bancorp, Inc.	1,400	28,126
Webster Financial Corp.	4,600	78,752
WesBanco, Inc.	3,200	53,152
West Bancorp, Inc.*	1,362	8,948
West Coast Bancorp*	1,800	4,734
Western Alliance Bancorp*	7,100	42,884
Whitney Holding Corp.	10,269	85,027
Wilmington Trust Corp.	1,000	7,110
Wilshire Bancorp, Inc.	2,100	14,091
Wintrust Financial Corp.	1,100	32,934
Yadkin Valley Financial Corp.*	2,000	4,660
Zions Bancorporation	7,800	161,148

		3,517,532

Commercial Services & Supplies 1.6%
ABM Industries, Inc.	2,700	60,885
American Reprographics Co.*	415	2,955
Amrep Corp.*	180	1,793
Bowne & Co., Inc.	1,555	17,649
Casella Waste Systems, Inc., Class A*	675	3,328
Courier Corp.	1,200	17,760
EnergySolutions, Inc.	1,900	8,911
Ennis, Inc.	1,200	21,648
G&K Services, Inc., Class A	1,400	34,608
Geo Group, Inc. (The)*	2,430	62,330
Intersections, Inc.	1,600	15,552
Kimball International, Inc., Class B	2,530	15,382
M&F Worldwide Corp.*	900	24,192
McGrath Rentcorp	1,400	35,434
Metalico, Inc.*	900	3,906
Mobile Mini, Inc.*	3,800	66,234
Multi-Color Corp.	100	1,595
RR Donnelley & Sons Co.	1,300	23,985
Schawk, Inc.	2,400	46,608
Steelcase, Inc., Class A	6,000	50,460
Superior Uniform Group, Inc.	300	3,162
UniFirst Corp.	503	23,153
United Stationers, Inc.*	200	11,240
Viad Corp.	2,000	39,920
Virco Manufacturing	1,500	4,395
WCA Waste Corp.*	218	1,081

		598,166

Communications Equipment 2.0%
Anaren, Inc.*	800	13,384
Arris Group, Inc.*	9,200	85,652
Aviat Networks, Inc.*	6,514	29,639
Aware, Inc.*	1,300	3,692
Bel Fuse, Inc., Class B	1,019	23,243
Black Box Corp.	1,700	56,440
CommScope, Inc.*	800	25,328
Communications Systems, Inc.	845	10,022
Digi International, Inc.*	2,600	25,116
EchoStar Corp., Class A*	1,070	22,684
EMS Technologies, Inc.*	1,600	28,544
Emulex Corp.*	2,100	23,940
EndWave Corp.*	800	1,896
Extreme Networks*	2,700	8,613
Globecomm Systems, Inc.*	2,224	19,905
Network Equipment Technologies, Inc.*	650	2,054
Occam Networks, Inc.*	2,100	15,477
Oplink Communications, Inc.*	1,810	31,639
Opnext, Inc.*	7,430	11,219
Optical Cable Corp.*	300	966
ORBCOMM, Inc.*	3,400	7,956
PC-Tel, Inc.*	1,200	7,104
Performance Technologies, Inc.*	1,121	2,264
Seachange International, Inc.*	3,000	24,120
Sycamore Networks, Inc.	2,420	73,786
Symmetricom, Inc.*	2,000	12,460
Tellabs, Inc.	22,200	151,404
Telular Corp.*	700	2,590
Tollgrade Communications, Inc.*	1,200	9,540
UTStarcom, Inc.*	12,400	25,048

		755,725

Computers & Peripherals 0.6%
ActivIdentity Corp.*	3,130	10,110
ADPT Corp.*	10,700	32,100
Avid Technology, Inc.*	1,800	22,716

68 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Computers & Peripherals (continued)

Concurrent Computer Corp.*	500	$3,195
Datalink Corp.*	1,100	4,642
Dataram Corp.*	600	1,464
Electronics for Imaging, Inc.*	4,000	54,760
Hutchinson Technology, Inc.*	800	2,728
Imation Corp.*	3,200	31,168
Intevac, Inc.*	1,900	19,190
Key Tronic Corp.*	1,000	6,400
Novatel Wireless, Inc.*	2,600	27,248
Presstek, Inc.*	2,000	3,700
Rimage Corp.*	120	1,780
Silicon Graphics International Corp.*	2,900	21,953

		243,154

Construction & Engineering 1.0%
Comfort Systems USA, Inc.	2,200	25,190
Dycom Industries, Inc.*	4,000	42,800
EMCOR Group, Inc.*	3,000	77,550
Furmanite Corp.*	343	1,972
Great Lakes Dredge & Dock Corp.	4,900	30,331
Insituform Technologies, Inc., Class A*	2,400	51,840
Integrated Electrical Services, Inc.*	1,200	4,380
Layne Christensen Co.*	1,300	36,322
MYR Group, Inc.*	700	10,913
Northwest Pipe Co.*	305	5,740
Pike Electric Corp.*	2,700	20,412
Sterling Construction Co., Inc.*	500	6,100
Tutor Perini Corp.*	1,900	44,099
URS Corp.*	756	29,431

		387,080

Construction Materials 0.2%
Headwaters, Inc.*	6,300	21,420
Texas Industries, Inc.	1,100	37,587

		59,007

Consumer Finance 0.5%
Cash America International, Inc.	700	24,661
CompuCredit Holdings Corp.	4,133	23,269
First Marblehead Corp. (The)*	12,145	27,083
Nelnet, Inc., Class A	3,500	78,645
Rewards Network, Inc.*	466	6,384
Student Loan Corp. (The)	800	23,856
United PanAm Financial Corp.*	1,200	5,580

		189,478

Containers & Packaging 0.8%
Bemis Co., Inc.	3,600	114,336
Boise, Inc.*	6,800	49,300
Graphic Packaging Holding Co.*	16,566	60,632
Myers Industries, Inc.	2,928	25,854
Temple-Inland, Inc.	2,300	47,656

		297,778

Distributors 0.1%
Audiovox Corp., Class A*	2,000	12,960
Core-Mark Holding Co., Inc.*	1,200	39,600

		52,560

Diversified Consumer Services 0.8%
Carriage Services, Inc.*	1,570	8,243
Collectors Universe	627	10,634
Jackson Hewitt Tax Service, Inc.*	750	742
Mac-Gray Corp.	1,050	12,757
Regis Corp.	6,100	124,745
Service Corp. International	14,100	116,748
Stewart Enterprises, Inc., Class A	3,400	18,904

		292,773

Diversified Financial Services 0.8%
Asset Acceptance Capital Corp.*	2,200	12,716
Asta Funding, Inc.	1,750	14,402
Encore Capital Group, Inc.*	900	18,288
Interactive Brokers Group, Inc., Class A*	1,473	27,575
Marlin Business Services Corp.*	1,506	18,328
Medallion Financial Corp.	1,852	14,872
NewStar Financial, Inc.*	5,286	40,226
PHH Corp.*	5,400	104,058
Pico Holdings, Inc.*	500	15,370
Portfolio Recovery Associates, Inc.*	500	33,525
Resource America, Inc., Class A	1,256	7,750

		307,110

Diversified Telecommunication Services 0.2%
Arbinet Corp.*	350	2,345
General Communication, Inc., Class A*	4,400	45,980
IDT Corp., Class B*	2,200	32,296
SureWest Communications*	1,400	11,200

		91,821

Electric Utilities 0.1%
Unitil Corp.	1,361	29,561

Electrical Equipment 1.2%
Baldor Electric Co.	2,000	84,040
Encore Wire Corp.	2,750	57,090
EnerSys*	2,400	63,264
Franklin Electric Co., Inc.	200	7,222
General Cable Corp.*	800	22,352
Hoku Corp.*	3,234	9,055
LaBarge, Inc.*	300	3,807
LSI Industries, Inc.	1,750	16,187
Ocean Power Technologies, Inc.*	900	5,886
Orion Energy Systems, Inc.*	2,691	9,015
PowerSecure International, Inc.*	474	4,460
Regal-Beloit Corp.	800	46,168
Technology Research Corp.	600	2,196
Thomas & Betts Corp.*	2,200	95,810

2010 Annual Report 69

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Electrical Equipment (continued)

Ultralife Corp.*	1,750	$9,188

		435,740

Electronic Equipment, Instruments & Components 4.3%
Arrow Electronics, Inc.*	5,100	151,011
AVX Corp.	9,300	133,362
Benchmark Electronics, Inc.*	5,200	85,436
Checkpoint Systems, Inc.*	3,400	74,800
CPI International, Inc.*	2,101	29,666
DDi Corp.	1,100	11,308
Electro Rent Corp.	2,300	34,178
FARO Technologies, Inc.*	900	21,726
Frequency Electronics, Inc.*	900	5,400
Gerber Scientific, Inc.*	3,100	20,739
GTSI Corp.*	1,000	4,590
ID Systems, Inc.*	729	1,640
Identive Group, Inc.*	700	1,554
Ingram Micro, Inc., Class A*	9,300	164,238
Insight Enterprises, Inc.*	1,200	18,144
Iteris, Inc.*	1,700	2,414
Keithley Instruments, Inc.	700	15,106
L-1 Identity Solutions, Inc.*	8,200	96,678
LoJack Corp.*	1,300	6,357
Measurement Specialties, Inc.*	800	17,872
Mercury Computer Systems, Inc.*	1,200	19,008
Methode Electronics, Inc.	1,400	13,006
Multi-Fineline Electronix, Inc.*	1,300	31,824
NAPCO Security Technologies, Inc.*	1,700	3,026
NU Horizons Electronics Corp.*	1,508	10,496
OSI Systems, Inc.*	1,500	54,000
PAR Technology Corp.*	1,300	8,125
Park Electrochemical Corp.	500	13,500
PC Connection, Inc.*	1,900	15,998
PC Mall, Inc.*	1,300	8,086
Perceptron, Inc.*	700	3,668
Planar Systems, Inc.*	1,900	4,427
RadiSys Corp.*	900	8,793
Richardson Electronics, Ltd.	1,400	15,148
Rogers Corp.*	500	17,800
Sanmina-SCI Corp.*	700	9,226
ScanSource, Inc.*	600	17,964
Smart Modular Technologies (WWH), Inc.*	2,600	19,214
Spectrum Control, Inc.*	900	13,734
SYNNEX Corp.*	3,700	107,448
Tech Data Corp.*	3,600	154,764
Tessco Technologies, Inc.	600	9,060
Viasystems Group, Inc.*	118	1,859
Vicon Industries, Inc.*	371	1,551
Vishay Intertechnology, Inc.*	10,100	114,130
Vishay Precision Group, Inc.*	521	8,857
X-Rite, Inc.*	1,848	7,484
Zygo Corp.*	1,600	17,120

		1,605,535

Energy Equipment & Services 3.9%
Allis-Chalmers Energy, Inc.*	6,100	31,354
Basic Energy Services, Inc.*	4,600	50,876
Bristow Group, Inc.*	3,800	147,364
Bronco Drilling Co., Inc.*	2,600	10,972
Cal Dive International, Inc.*	2,200	11,132
Complete Production Services, Inc.*	6,600	154,638
Dawson Geophysical Co.*	1,050	26,082
ENGlobal Corp.*	1,500	4,335
Exterran Holdings, Inc.*	1,886	47,471
Geokinetics, Inc.*	1,107	7,550
Global Industries Ltd.*	8,800	50,952
Gulf Island Fabrication, Inc.	1,700	38,828
Gulfmark Offshore, Inc., Class A*	1,500	44,415
Helix Energy Solutions Group, Inc.*	1,500	19,035
Hercules Offshore, Inc.*	9,000	21,240
Hornbeck Offshore Services, Inc.*	2,000	44,480
Key Energy Services, Inc.*	4,200	41,370
Matrix Service Co.*	763	6,928
Mitcham Industries, Inc.*	1,000	8,700
Natural Gas Services Group, Inc.*	1,000	15,750
Newpark Resources, Inc.*	5,500	32,340
Parker Drilling Co.*	2,900	12,267
Patterson-UTI Energy, Inc.	5,079	98,583
PHI, Inc., Non-Voting Shares*	1,450	25,331
Pioneer Drilling Co.*	4,800	29,568
Rowan Cos., Inc.*	3,000	98,700
SEACOR Holdings, Inc.*	1,300	123,175
Seahawk Drilling, Inc.*	600	6,048
TETRA Technologies, Inc.*	181	1,767
TGC Industries, Inc.*	1,890	6,993
Tidewater, Inc.	2,180	100,563
Trico Marine Services, Inc.*	1,800	270
Union Drilling, Inc.*	2,400	10,968
Unit Corp.*	2,900	113,767
Willbros Group, Inc.*	800	7,088

		1,450,900

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	1,600	62,992
Ingles Markets, Inc., Class A	1,627	29,872
Nash Finch Co.	1,200	50,280
Pantry, Inc. (The)*	2,000	38,900
Ruddick Corp.	1,800	62,820
Spartan Stores, Inc.	2,700	40,365
Susser Holdings Corp.*	1,600	21,872
Weis Markets, Inc.	2,100	81,816
Winn-Dixie Stores, Inc.*	4,100	27,470

		416,387

Food Products 2.4%
B&G Foods, Inc.	4,700	57,575
Chiquita Brands International, Inc.*	4,600	61,042
Corn Products International, Inc.	1,370	58,294
Del Monte Foods Co.	12,200	174,948

70 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Food Products (continued)

Farmer Bros Co.	1,300	$21,333
Fresh Del Monte Produce, Inc.*	1,100	24,343
Hain Celestial Group, Inc. (The)*	3,000	74,190
HQ Sustainable Maritime Industries, Inc.*	1,300	4,303
Imperial Sugar Co.	1,450	18,415
John B. Sanfilippo & Son, Inc.*	300	4,026
Omega Protein Corp.*	2,600	14,690
Ralcorp Holdings, Inc.*	1,400	86,884
Seneca Foods Corp., Class A*	800	18,480
Smart Balance, Inc.*	6,600	23,496
Smithfield Foods, Inc.*	8,200	137,350
Tasty Baking Co.	700	4,424
TreeHouse Foods, Inc.*	2,400	112,080

		895,873

Health Care Equipment & Supplies 1.8%
Alere, Inc.*	1,600	47,280
Alphatec Holdings, Inc.*	745	1,624
Analogic Corp.	500	22,815
AngioDynamics, Inc.*	2,400	34,128
Anika Therapeutics, Inc.*	1,100	7,128
Cantel Medical Corp.	1,000	18,520
Cardiac Science Corp.*	1,200	2,736
CONMED Corp.*	2,200	48,422
Cooper Cos., Inc. (The)	3,500	172,690
Cutera, Inc.*	731	5,285
Cynosure, Inc., Class A*	1,200	12,216
Digirad Corp.*	600	1,152
Greatbatch, Inc.*	2,250	48,938
Invacare Corp.	2,700	72,900
Medical Action Industries, Inc.*	600	5,952
Misonix, Inc.*	600	1,380
Osteotech, Inc.*	1,900	12,331
Palomar Medical Technologies, Inc.*	400	4,232
PhotoMedex, Inc.*	200	1,050
Rochester Medical Corp.*	800	8,720
RTI Biologics, Inc.*	6,700	16,549
Symmetry Medical, Inc.*	3,400	30,090
Teleflex, Inc.	1,143	63,722
Theragenics Corp.*	3,000	3,660
TomoTherapy, Inc.*	5,200	19,864
Young Innovations, Inc.	700	19,439

		682,823

Health Care Providers & Services 3.3%
Allied Healthcare International, Inc.*	6,300	17,829
American Dental Partners, Inc.*	1,182	13,782
AMN Healthcare Services, Inc.*	2,800	14,840
Amsurg Corp.*	1,300	23,504
Assisted Living Concepts, Inc., Class A*	460	14,835
Brookdale Senior Living, Inc.*	3,000	56,340
Capital Senior Living Corp.*	2,400	14,304
Community Health Systems, Inc.*	2,200	66,176
Continucare Corp.*	5,850	26,325
Coventry Health Care, Inc.*	1,100	25,762
Dynacq Healthcare, Inc.*	256	561
Ensign Group, Inc. (The)	800	15,016
Five Star Quality Care, Inc.*	3,800	20,634
Gentiva Health Services, Inc.*	2,200	51,216
Hanger Orthopedic Group, Inc.*	1,300	24,336
Health Net, Inc.*	1,300	34,957
Healthspring, Inc.*	4,900	143,031
Healthways, Inc.*	1,100	11,528
Integramed America, Inc.*	1,000	8,500
Kindred Healthcare, Inc.*	200	2,744
LCA-Vision, Inc.*	200	1,392
LifePoint Hospitals, Inc.*	3,400	115,328
Medcath Corp.*	2,398	23,764
Molina Healthcare, Inc.*	2,200	57,024
Nighthawk Radiology Holdings, Inc.*	2,500	16,025
NovaMed, Inc.*	733	8,613
Omnicare, Inc.	5,300	127,836
PDI, Inc.*	1,400	12,278
PharMerica Corp.*	3,000	30,120
Prospect Medical Holdings, Inc.*	769	6,490
Psychiatric Solutions, Inc.*	400	13,480
Res-Care, Inc.*	3,000	39,690
Skilled Healthcare Group, Inc., Class A*	1,800	6,750
Sun Healthcare Group, Inc.*	5,329	50,679
SunLink Health Systems, Inc.*	700	1,281
Triple-S Management Corp., Class B*	1,700	28,679
Universal American Corp.	6,743	108,427

		1,234,076

Health Care Technology 0.1%
ADAM, Inc.*	300	2,175
Arrhythmia Research Technology, Inc.	200	1,110
Omnicell, Inc.*	1,300	18,161
Vital Images, Inc.*	1,300	17,290

		38,736

Hotels, Restaurants & Leisure 2.2%
Benihana, Inc., Class A*	700	5,901
Biglari Holdings, Inc.*	130	43,341
Bluegreen Corp.*	4,500	14,535
Bob Evans Farms, Inc.	2,100	60,270
Boyd Gaming Corp.*	5,100	42,381
Churchill Downs, Inc.	1,250	45,287
DineEquity, Inc.*	1,400	62,230
Dover Motorsports, Inc.*	1,000	1,690
Gaylord Entertainment Co.*	2,100	70,014
Great Wolf Resorts, Inc.*	1,700	4,012
International Speedway Corp., Class A	500	11,420
Isle of Capri Casinos, Inc.*	2,000	16,080
J Alexander’s Corp.*	500	2,220
Lakes Entertainment, Inc.*	1,900	4,446
Luby’s, Inc.*	2,896	14,683
Marcus Corp.	2,900	37,178

2010 Annual Report 71

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Hotels, Restaurants & Leisure (continued)

McCormick & Schmick’s Seafood Restaurants, Inc.*	1,300	$11,609
Monarch Casino & Resort, Inc.*	1,200	13,860
MTR Gaming Group, Inc.*	2,160	4,169
Multimedia Games, Inc.*	2,201	8,628
Nathan’s Famous, Inc.*	188	3,014
O’Charleys, Inc.*	2,600	19,500
Orient-Express Hotels Ltd., Class A*	2,700	34,182
Penn National Gaming, Inc.*	1,700	56,542
Red Lion Hotels Corp.*	1,000	7,870
Red Robin Gourmet Burgers, Inc.*	200	4,060
Rick’s Cabaret International, Inc.*	1,000	7,590
Ruby Tuesday, Inc.*	5,200	62,920
Speedway Motorsports, Inc.	4,200	64,260
Vail Resorts, Inc.*	1,000	40,560
VCG Holding Corp.*	1,100	2,013
Wendy’s/Arby’s Group, Inc., Class A	13,100	60,260
Wyndham Worldwide Corp.	27	776

		837,501

Household Durables 2.6%
Acme United Corp.	200	1,960
Bassett Furniture Industries, Inc.*	1,400	6,636
Beazer Homes USA, Inc.*	4,800	19,488
Blyth, Inc.	851	34,142
Brookfield Homes Corp.*	3,300	27,522
Cavco Industries, Inc.*	500	15,845
Cobra Electronics Corp.*	800	1,688
Craftmade International, Inc.*	300	1,605
CSS Industries, Inc.	1,000	16,730
Dixie Group, Inc.*	700	2,541
Emerson Radio Corp.	2,700	5,535
Ethan Allen Interiors, Inc.	800	12,136
Furniture Brands International, Inc.*	5,000	25,050
Helen of Troy Ltd.*	2,700	69,255
Hooker Furniture Corp.	850	8,984
Jarden Corp.	7,700	246,862
Kid Brands, Inc.*	1,300	12,688
La-Z-Boy, Inc.*	1,900	14,763
Lennar Corp., Class A	3,400	49,334
Lennar Corp., Class B	600	7,152
Lifetime Brands, Inc.*	808	10,375
M.D.C. Holdings, Inc.	400	10,300
M/I Homes, Inc.*	1,800	19,044
Meritage Homes Corp.*	2,700	49,437
Mohawk Industries, Inc.*	3,900	223,626
Orleans Homebuilders, Inc.*	1,500	105
Palm Harbor Homes, Inc.*	1,200	1,548
Pulte Group, Inc.*	687	5,393
Ryland Group, Inc.	1,200	17,976
Skyline Corp.	800	14,264
Stanley Furniture Co., Inc.*	1,150	4,439
Toll Brothers, Inc.*	2,785	49,963

		986,386

Household Products 0.2%
Central Garden and Pet Co., Class A*	4,200	43,890
Central Garden and Pet Co.*	2,100	21,735

		65,625

Independent Power Producers & Energy Traders 0.1%
Mirant Corp.*	2,100	22,281
RRI Energy, Inc.*	9,100	34,216

		56,497

Industrial Conglomerates 0.1%
Standex International Corp.	1,100	29,623

Information Technology Services 1.1%
Acorn Energy, Inc.*	400	1,752
Acxiom Corp.*	1,500	26,325
CACI International, Inc., Class A*	1,600	80,192
CIBER, Inc.*	300	1,101
Convergys Corp.*	7,300	82,636
CoreLogic, Inc.	5,800	101,906
Dynamics Research Corp.*	1,100	12,430
Edgewater Technology, Inc.*	400	1,176
Euronet Worldwide, Inc.*	1,700	30,702
Hackett Group, Inc. (The)*	4,000	15,600
Integral Systems, Inc.*	700	5,950
Online Resources Corp.*	586	3,035
SRA International, Inc., Class A*	900	18,009
StarTek, Inc.*	1,500	6,120
TechTeam Global, Inc.*	1,000	7,310
Virtusa Corp.*	1,300	18,538

		412,782

Insurance 10.8%
21st Century Holding Co.	900	3,204
Affirmative Insurance Holdings, Inc.*	1,900	7,030
Alleghany Corp.*	302	90,745
Allied World Assurance Co. Holdings Ltd.	500	28,605
Alterra Capital Holdings Ltd.	1,884	38,057
American Equity Investment Life Holding Co.	5,500	59,675
American Financial Group, Inc.	7,200	220,176
American National Insurance Co.	500	39,220
American Safety Insurance Holdings Ltd.*	1,250	23,213
AMERISAFE, Inc.*	1,700	32,453
Arch Capital Group Ltd.*	800	69,112
Argo Group International Holdings Ltd.	2,400	83,256
Aspen Insurance Holdings Ltd.	1,400	39,718
Assurant, Inc.	500	19,770
Assured Guaranty Ltd.	3,408	64,922
Axis Capital Holdings Ltd.	857	29,147
Citizens, Inc.*	284	1,965
CNA Surety Corp.*	4,200	80,850
CNO Financial Group, Inc.*	15,600	84,864
Delphi Financial Group, Inc., Class A	3,246	87,869

72 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Insurance (continued)

Donegal Group, Inc., Class A	2,400	$33,240
Eastern Insurance Holdings, Inc.	1,180	13,133
EMC Insurance Group, Inc.	300	6,342
Endurance Specialty Holdings Ltd.	1,300	53,820
Enstar Group Ltd.*	644	51,642
FBL Financial Group, Inc., Class A	2,300	60,168
Fidelity National Financial, Inc., Class A	2,150	28,789
First Acceptance Corp.*	3,404	6,331
First American Financial Corp.	5,800	81,432
First Mercury Financial Corp.	2,100	34,230
Flagstone Reinsurance Holdings SA	1,600	17,440
FPIC Insurance Group, Inc.*	450	15,939
Global Indemnity PLC*	1,586	26,772
Hallmark Financial Services*	1,874	16,754
Hanover Insurance Group, Inc. (The)	3,000	135,750
Harleysville Group, Inc.	934	32,064
HCC Insurance Holdings, Inc.	6,900	182,712
Hilltop Holdings, Inc.*	4,800	47,952
Horace Mann Educators Corp.	2,200	41,118
Independence Holding Co.	1,900	15,979
MBIA, Inc.*	15,000	168,150
Meadowbrook Insurance Group, Inc.	3,845	33,182
Mercer Insurance Group, Inc.	500	9,175
Mercury General Corp.	2,400	101,952
Montpelier Re Holdings Ltd.	2,900	53,128
National Financial Partners Corp.*	3,900	53,820
Navigators Group, Inc. (The)*	1,000	45,970
NYMAGIC, Inc.	492	12,630
Old Republic International Corp.	14,375	189,750
OneBeacon Insurance Group Ltd., Class A	1,800	25,344
Phoenix Cos., Inc. (The)*	12,000	25,200
Platinum Underwriters Holdings Ltd.	600	25,830
Presidential Life Corp.	2,000	19,140
ProAssurance Corp.*	2,500	143,725
Protective Life Corp.	5,000	119,850
Reinsurance Group of America, Inc.	4,500	225,315
RenaissanceRe Holdings Ltd.	1,200	72,312
Safety Insurance Group, Inc.	1,100	51,106
SeaBright Holdings, Inc.	2,300	19,251
Selective Insurance Group, Inc.	2,200	37,224
StanCorp Financial Group, Inc.	450	19,305
State Auto Financial Corp.	2,952	46,228
Stewart Information Services Corp.	1,700	18,394
Tower Group, Inc.	1,596	38,751
Transatlantic Holdings, Inc.	4,064	213,766
United Fire & Casualty Co.	2,100	42,063
Unitrin, Inc.	2,300	55,890
Validus Holdings Ltd.	2,232	63,300
W.R. Berkley Corp.	1,500	41,280
White Mountains Insurance Group Ltd.	300	95,760

		4,072,249

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A*	3,300	5,940
dELiA*s, Inc.*	1,700	2,771
Hollywood Media Corp.*	2,600	3,302
Valuevision Media, Inc., Class A*	3,500	8,295

		20,308

Internet Software & Services 1.6%
AOL, Inc.*	200	5,336
EarthLink, Inc.	6,130	55,109
IAC/InterActiveCorp*	7,100	198,090
InfoSpace, Inc.*	3,400	28,696
Internap Network Services Corp.*	1,900	9,500
Internet Brands, Inc., Class A*	4,349	57,581
Internet Capital Group, Inc.*	3,800	47,462
iPass, Inc.*	3,400	3,910
Keynote Systems, Inc.	800	9,752
Knot, Inc. (The)*	1,800	16,272
Looksmart Ltd.*	1,300	2,821
Marchex, Inc., Class B	2,000	12,840
ModusLink Global Solutions, Inc.*	4,400	29,172
Perficient, Inc.*	600	6,336
RealNetworks, Inc.*	10,800	32,400
Soundbite Communications, Inc.*	1,400	3,850
Stamps.com, Inc.*	274	4,373
support.com, Inc.*	3,300	18,711
TechTarget, Inc.*	1,984	10,396
TheStreet.com, Inc.	3,900	11,934
United Online, Inc.	1,800	11,124
Web.com Group, Inc.*	2,400	14,880

		590,545

Leisure Equipment & Products 0.4%
Aldila, Inc.*	200	850
Arctic Cat, Inc.*	1,200	15,972
Callaway Golf Co.	6,800	46,784
Cybex International, Inc.*	1,400	2,002
JAKKS Pacific, Inc.*	900	16,965
Nautilus, Inc.*	2,800	4,144
RC2 Corp.*	1,971	41,588
Steinway Musical Instruments, Inc.*	1,200	20,412

		148,717

Life Sciences Tools & Services 0.1%
Affymetrix, Inc.*	303	1,357
Albany Molecular Research, Inc.*	1,100	7,040
Cambrex Corp.*	3,100	14,043
Enzo Biochem, Inc.*	400	1,724
Harvard Bioscience, Inc.*	2,000	7,880
Kendle International, Inc.*	1,700	15,487
Medtox Scientific, Inc.*	600	7,038

		54,569

2010 Annual Report 73

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Machinery 3.0%
Alamo Group, Inc.	1,289	$30,936
Albany International Corp., Class A	2,000	40,800
American Railcar Industries, Inc.*	2,600	40,066
Astec Industries, Inc.*	500	14,735
Barnes Group, Inc.	1,500	27,285
Briggs & Stratton Corp.	2,300	40,480
Chart Industries, Inc.*	476	11,091
CIRCOR International, Inc.	1,400	49,112
Columbus Mckinnon Corp.*	700	12,292
EnPro Industries, Inc.*	500	17,570
Federal Signal Corp.	4,200	23,730
Flanders Corp.*	1,800	6,066
Flow International Corp.*	835	2,204
FreightCar America, Inc.	700	18,522
Gencor Industries, Inc.*	499	3,658
Greenbrier Cos., Inc.*	2,100	38,220
Hardinge, Inc.	900	7,182
Hurco Cos., Inc.*	800	14,720
Kadant, Inc.*	600	11,796
Kaydon Corp.	300	10,461
Key Technology, Inc.*	300	4,500
Lydall, Inc.*	1,200	8,916
Met-Pro Corp.	1,200	13,548
Mfri, Inc.*	700	6,083
Miller Industries, Inc.	1,253	16,865
Mueller Industries, Inc.	2,300	67,620
Mueller Water Products, Inc., Class A	8,800	26,576
NACCO Industries, Inc., Class A	600	59,556
NN, Inc.*	1,100	9,152
Portec Rail Products, Inc.	1,000	11,600
Robbins & Myers, Inc.	200	5,806
Tecumseh Products Co., Class A*	1,100	14,245
Timken Co.	5,500	227,810
Titan International, Inc.	4,000	60,680
Trinity Industries, Inc.	2,800	63,644
Twin Disc, Inc.	1,102	22,437
Wabash National Corp.*	984	7,931
Watts Water Technologies, Inc., Class A	2,300	80,891

		1,128,786

Marine 0.5%
Alexander & Baldwin, Inc.	3,400	117,062
American Commercial Lines, Inc.*	100	3,315
Eagle Bulk Shipping, Inc.*	5,800	29,754
Genco Shipping & Trading Ltd.*	2,700	44,685
Horizon Lines, Inc., Class A	400	1,724
International Shipholding Corp.	300	8,391

		204,931

Media 2.8%
AH Belo Corp., Class A*	2,080	15,122
Alloy, Inc.*	1,382	13,474
Ascent Media Corp., Class A*	1,200	32,688
Ballantyne Strong, Inc.*	825	6,946
Cinemark Holdings, Inc.	8,200	143,910
Clear Channel Outdoor Holdings, Inc., Class A *	1,185	14,078
E.W. Scripps Co. (The), Class A*	4,100	35,834
Fisher Communications, Inc.*	400	7,312
Gray Television, Inc.*	5,900	11,505
Harte-Hanks, Inc.	162	1,957
Journal Communications, Inc., Class A*	800	3,688
Lee Enterprises, Inc.*	3,800	6,992
Liberty Media Corp. — Capital, Series A*	7,000	402,780
Liberty Media Corp. — Starz, Series A*	1,395	91,400
Live Nation Entertainment, Inc.*	6,700	63,583
Madison Square Garden, Inc., Class A*	100	2,079
McClatchy Co. (The), Class A*	5,700	15,732
Media General, Inc., Class A*	2,200	12,122
Mediacom Communications Corp., Class A*	345	2,381
New Frontier Media, Inc.*	1,900	3,306
Orchard Enterprises, Inc. ADR-US* (a)	200	0
Outdoor Channel Holdings, Inc.*	2,200	11,616
Radio One, Inc., Class D*	900	1,044
Saga Communications, Inc., Class A*	400	8,012
Salem Communications Corp., Class A*	2,100	6,741
Scholastic Corp.	200	5,890
Washington Post Co. (The), Class B	300	120,645

		1,040,837

Metals & Mining 1.5%
AM Castle & Co.*	3,200	49,280
Brush Engineered Materials, Inc.*	500	16,575
Coeur d’Alene Mines Corp.*	4,400	90,684
Commercial Metals Co.	1,300	18,044
Friedman Industries	600	4,062
Haynes International, Inc.	400	14,504
Horsehead Holding Corp.*	3,600	39,348
Kaiser Aluminum Corp.	800	35,992
Olympic Steel, Inc.	1,000	22,420
Reliance Steel & Aluminum Co.	420	17,577
RTI International Metals, Inc.*	2,700	83,970
Schnitzer Steel Industries, Inc., Class A	500	25,845
Steel Dynamics, Inc.	2,200	31,944
Synalloy Corp.	400	3,748
Universal Stainless & Alloy*	900	26,046
US Gold Corp.*	4,781	25,005
Worthington Industries, Inc.	2,851	43,905

		548,949

Multiline Retail 0.5%
Dillard’s, Inc., Class A	3,000	76,530
Fred’s, Inc., Class A	3,514	42,098
Saks, Inc.*	6,327	70,483

		189,111

74 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Oil, Gas & Consumable Fuels 3.5%
Alon USA Energy, Inc.	4,100	$23,247
Approach Resources, Inc.*	2,521	38,949
ATP Oil & Gas Corp.*	3,100	44,516
Berry Petroleum Co., Class A	1,600	54,736
Bill Barrett Corp.*	1,500	56,625
BioFuel Energy Corp.*	2,400	5,424
Comstock Resources, Inc.*	1,800	40,230
Crimson Exploration, Inc.*	2,000	5,940
Crosstex Energy, Inc.	4,500	36,495
CVR Energy, Inc.*	2,900	27,608
Delek US Holdings, Inc.	4,397	32,318
DHT Holdings, Inc.	5,002	21,509
Double Eagle Petroleum Co.*	800	3,408
Energy Partners Ltd.*	1,141	12,745
Frontier Oil Corp.	2,500	33,125
General Maritime Corp.	4,400	16,896
GeoMet, Inc.*	3,500	2,576
GeoResources, Inc.*	333	5,728
Green Plains Renewable Energy, Inc.*	1,200	13,344
Harvest Natural Resources, Inc.*	4,100	51,168
HKN, Inc.*	1,000	3,680
International Coal Group, Inc.*	6,229	35,007
Mariner Energy, Inc.*	1,700	42,364
Overseas Shipholding Group, Inc.	2,600	86,918
Patriot Coal Corp.*	1,100	14,839
Penn Virginia Corp.	4,800	71,136
Petroleum Development Corp.*	2,300	71,783
Rex Energy Corp.*	2,200	27,104
Rosetta Resources, Inc.*	1,782	42,608
Stone Energy Corp.*	2,094	32,729
Sunoco, Inc.	1,500	56,205
Swift Energy Co.*	1,900	60,515
Teekay Corp.	1,940	61,692
Tesoro Corp.	4,700	60,912
USEC, Inc.*	11,600	62,292
VAALCO Energy, Inc.*	388	2,281
Warren Resources, Inc.*	700	2,926
Western Refining, Inc.*	6,700	44,555

		1,306,133

Paper & Forest Products 1.6%
Buckeye Technologies, Inc.	3,900	70,395
Domtar Corp.	2,100	166,656
KapStone Paper and Packaging Corp.*	700	8,960
Louisiana-Pacific Corp.*	9,700	75,078
MeadWestvaco Corp.	7,900	203,267
Mercer International, Inc.*	4,500	23,850
Neenah Paper, Inc.	500	7,675
P.H. Glatfelter Co.	3,500	43,540
Wausau Paper Corp.*	700	5,908

		605,329

Personal Products 0.3%
CCA Industries, Inc.	400	1,780
Elizabeth Arden, Inc.*	1,600	32,720
Inter Parfums, Inc.	1,013	17,717
Mannatech, Inc.*	1,800	3,366
Nutraceutical International Corp.*	400	6,500
Parlux Fragrances, Inc.*	1,100	2,860
Physicians Formula Holdings, Inc.*	1,300	4,654
Prestige Brands Holdings, Inc.*	4,800	51,600
Schiff Nutrition International, Inc.	600	4,848

		126,045

Pharmaceuticals 1.1%
Hi-Tech Pharmacal Co., Inc.*	600	12,978
King Pharmaceuticals, Inc.*	9,906	140,071
K-V Pharmaceutical Co., Class A*	3,700	8,621
Lannett Co., Inc.*	1,100	5,632
Matrixx Initiatives, Inc.*	1,000	5,360
Medicis Pharmaceutical Corp., Class A	989	29,423
Par Pharmaceutical Cos., Inc.*	2,200	71,522
ViroPharma, Inc.*	8,200	134,152

		407,759

Professional Services 0.6%
Barrett Business Services, Inc.	600	9,210
CDI Corp.	2,100	30,093
CRA International, Inc.*	1,300	24,245
Franklin Covey Co.*	700	5,866
GP Strategies Corp.*	1,877	16,292
Heidrick & Struggles International, Inc.	1,000	21,480
Hudson Highland Group, Inc.*	2,200	7,744
Kelly Services, Inc., Class A*	3,406	50,579
Korn/Ferry International*	352	6,206
LECG Corp.*	1,010	869
National Technical Systems, Inc.	400	3,168
On Assignment, Inc.*	4,532	25,606
RCM Technologies, Inc.*	400	2,020
School Specialty, Inc.*	1,200	16,080
Volt Information Sciences, Inc.*	1,900	15,352

		234,810

Real Estate Management & Development 0.3%
Avatar Holdings, Inc.*	1,100	20,064
Forest City Enterprises, Inc., Class A*	5,200	75,868
Thomas Properties Group, Inc.*	2,539	9,496
ZipRealty, Inc.*	1,900	6,156

		111,584

Road & Rail 1.6%
Amerco, Inc.*	800	65,856
Arkansas Best Corp.	2,000	50,660
Avis Budget Group, Inc.*	5,800	67,338
Celadon Group, Inc.*	1,900	24,643
Covenant Transport Group, Inc., Class A*	200	1,464

2010 Annual Report 75

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Road & Rail (continued)

Frozen Food Express Industries*	800	$2,528
Kansas City Southern*	1,000	43,820
Marten Transport Ltd.	2,100	44,604
PAM Transportation Services, Inc.*	1,072	11,771
Ryder System, Inc.	3,300	144,375
Saia, Inc.*	2,200	31,856
USA Truck, Inc.*	1,250	17,150
Werner Enterprises, Inc.	5,400	115,128

		621,193

Semiconductors & Semiconductor Equipment 3.6%
Actel Corp.*	2,500	52,150
Advanced Analogic Technologies, Inc.*	4,600	17,296
Amtech Systems, Inc.*	915	15,317
Anadigics, Inc.*	2,700	18,279
ATMI, Inc.*	200	3,534
AuthenTec, Inc.*	1,500	3,195
Axcelis Technologies, Inc.*	12,700	27,305
AXT, Inc.*	3,000	24,750
BTU International, Inc.*	700	5,026
Cabot Microelectronics Corp.*	900	34,767
Cascade Microtech, Inc.*	1,000	3,600
Ceva, Inc.*	500	9,255
Cohu, Inc.	2,144	30,766
CyberOptics Corp.*	400	3,040
DSP Group, Inc.*	2,788	19,962
Energy Conversion Devices, Inc.*	3,700	16,687
Exar Corp.*	4,111	27,338
Fairchild Semiconductor International, Inc.*	9,500	107,065
FEI Co.*	700	15,232
FormFactor, Inc.*	500	4,865
GSI Technology, Inc.*	2,200	15,290
Ikanos Communications, Inc.*	4,200	4,788
Integrated Device Technology, Inc.*	14,800	87,172
Integrated Silicon Solution, Inc.*	2,500	18,775
International Rectifier Corp.*	4,200	97,566
Intersil Corp., Class A	6,683	87,480
IXYS Corp.*	1,400	14,336
Kopin Corp.*	3,700	14,097
Lattice Semiconductor Corp.*	6,200	30,132
Mattson Technology, Inc.*	2,800	7,140
Microtune, Inc.*	4,501	13,008
MKS Instruments, Inc.*	1,805	37,273
MoSys, Inc.*	876	4,144
Nanometrics, Inc.*	1,380	18,589
OmniVision Technologies, Inc.*	3,800	103,094
PDF Solutions, Inc.*	1,600	6,480
Pericom Semiconductor Corp.*	1,645	15,496
Photronics, Inc.*	7,400	46,472
PLX Technology, Inc.*	1,010	3,596
Rudolph Technologies, Inc.*	2,700	20,034
Sigma Designs, Inc.*	2,280	26,015
Silicon Image, Inc.*	4,000	24,600
Standard Microsystems Corp.*	853	20,591
SunPower Corp., Class A*	1,300	17,732
TriQuint Semiconductor, Inc.*	9,900	101,970
Ultratech, Inc.*	1,300	23,803
Zoran Corp.*	5,400	38,232

		1,337,334

Software 0.5%
Bsquare Corp.*	720	2,700
EPIQ Systems, Inc.	3,100	36,332
ePlus, Inc.*	460	9,674
JDA Software Group, Inc.*	1,200	30,360
Kenexa Corp.*	800	14,632
Lawson Software, Inc.*	2,100	18,690
Mentor Graphics Corp.*	1,531	16,535
Pervasive Software, Inc.*	500	2,540
S1 Corp.*	1,100	6,402
Smith Micro Software, Inc.*	2,700	32,832
Sonic Solutions, Inc.*	243	2,908
THQ, Inc.*	2,400	9,600
Wayside Technology Group, Inc.	200	2,186

		185,391

Specialty Retail 4.6%
Aaron’s, Inc.	1,500	28,290
AC Moore Arts & Crafts, Inc.*	2,110	4,747
America’s Car-Mart, Inc.*	900	24,003
AutoNation, Inc.*	10,100	234,522
Barnes & Noble, Inc.	6,100	91,378
Bebe Stores, Inc.	2,300	15,088
Books-A-Million, Inc.	1,500	9,525
Borders Group, Inc.*	816	995
Brown Shoe Co., Inc.	3,200	37,600
Build-A-Bear Workshop, Inc.*	2,800	19,684
Cabela’s, Inc.*	6,600	122,364
Cache, Inc.*	1,100	5,489
Casual Male Retail Group, Inc.*	2,600	11,466
Charming Shoppes, Inc.*	8,160	28,478
Christopher & Banks Corp.	2,310	13,768
Coldwater Creek, Inc.*	3,400	11,458
Collective Brands, Inc.*	2,700	41,391
Conn’s, Inc.*	1,900	8,360
Cost Plus, Inc.*	900	4,644
Destination Maternity Corp.*	100	3,653
Dress Barn, Inc. (The)*	1,300	29,822
DSW, Inc., Class A*	100	3,327
Finish Line, Inc. (The), Class A	4,700	71,910
Foot Locker, Inc.	8,700	138,591
GameStop Corp., Class A*	580	11,403
Genesco, Inc.*	1,600	52,416
Golfsmith International Holdings, Inc.*	700	2,240
Group 1 Automotive, Inc.*	2,600	91,676
Haverty Furniture Cos., Inc.	1,700	18,173
HOT Topic, Inc.	4,300	24,639

76 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Specialty Retail (continued)

Lithia Motors, Inc., Class A	1,100	$11,990
MarineMax, Inc.*	2,300	17,204
Men’s Wearhouse, Inc. (The)	3,100	75,764
New York & Co., Inc.*	3,200	9,984
Office Depot, Inc.*	15,400	69,146
Pacific Sunwear of California, Inc.*	4,300	25,628
Penske Automotive Group, Inc.*	7,300	98,185
PEP Boys-Manny Moe & Jack	1,900	22,211
Rent-A-Center, Inc.	4,000	100,560
Shoe Carnival, Inc.*	823	18,847
Sonic Automotive, Inc., Class A*	500	5,460
Stage Stores, Inc.	2,400	31,992
Stein Mart, Inc.*	3,227	30,302
Systemax, Inc.	1,000	12,950
Tandy Leather Factory, Inc.	200	900
Trans World Entertainment Corp.*	2,150	3,913
West Marine, Inc.*	2,342	22,975
Zale Corp.*	3,300	8,448

		1,727,559

Textiles, Apparel & Luxury Goods 1.4%
Columbia Sportswear Co.	2,300	120,175
Delta Apparel, Inc.*	158	2,041
G-III Apparel Group Ltd.*	600	15,840
Heelys, Inc.*	2,200	5,896
Iconix Brand Group, Inc.*	5,700	99,750
Jones Group, Inc. (The)	3,200	46,272
Kenneth Cole Productions, Inc., Class A*	1,000	13,450
K-Swiss, Inc., Class A*	2,300	27,968
Lacrosse Footwear, Inc.	132	1,905
Lakeland Industries, Inc.*	200	1,948
Lazare Kaplan International, Inc.*	300	600
Movado Group, Inc.*	1,600	17,984
Oxford Industries, Inc.	903	20,796
Perry Ellis International, Inc.*	1,600	35,968
Quiksilver, Inc.*	3,200	13,344
RG Barry Corp.	400	4,136
Rocky Brands, Inc.*	700	6,419
Skechers U.S.A., Inc., Class A*	2,600	50,544
Tandy Brands Accessories, Inc.*	500	1,640
Timberland Co. (The), Class A*	1,200	25,176
Unifi, Inc.*	5,800	27,434

		539,286

Thrifts & Mortgage Finance 2.7%
Abington Bancorp, Inc.	2,499	26,839
Astoria Financial Corp.	4,800	59,616
Atlantic Coast Federal Corp.*	1,200	2,028
Bank Mutual Corp.	1,300	6,266
BankAtlantic Bancorp, Inc., Class A*	8,887	8,043
BankFinancial Corp.	2,114	19,343
Beneficial Mutual Bancorp, Inc.*	6,413	47,071
Berkshire Hills Bancorp, Inc.	1,300	25,142
BofI Holding, Inc.*	900	11,574
Dime Community Bancshares	1,800	26,262
Doral Financial Corp.*	6,100	9,150
ESSA Bancorp, Inc.	1,500	18,975
Federal Agricultural Mortgage Corp., Class C	1,000	11,770
First Defiance Financial Corp.*	300	3,342
First Financial Holdings, Inc.	798	8,339
First Financial Northwest, Inc.	2,600	9,932
First Niagara Financial Group, Inc.	3,992	47,305
First Place Financial Corp.*	367	1,215
Flushing Financial Corp.	2,847	37,438
Home Federal Bancorp, Inc.	1,700	20,468
HopFed Bancorp, Inc.	306	2,760
Legacy Bancorp, Inc.	700	5,362
Louisiana Bancorp, Inc.*	600	8,682
Meridian Interstate Bancorp, Inc.*	203	2,154
MGIC Investment Corp.*	13,300	117,306
NewAlliance Bancshares, Inc.	6,959	89,702
Northeast Community Bancorp, Inc.	300	1,794
Northwest Bancshares, Inc.	4,895	55,509
OceanFirst Financial Corp.	1,710	20,417
PMI Group, Inc. (The)*	8,800	29,480
Provident Financial Holdings, Inc.	1,200	8,148
Provident Financial Services, Inc.	2,000	25,280
Provident New York Bancorp	1,147	10,174
Radian Group, Inc.	9,800	74,382
Riverview Bancorp, Inc.*	589	1,284
Rome Bancorp, Inc.	700	7,630
SI Financial Group, Inc.	1,100	7,007
Tree.com, Inc.*	1,200	8,880
United Community Financial Corp.*	763	1,084
United Financial Bancorp, Inc.	1,600	21,664
United Western Bancorp, Inc.*	472	198
Washington Federal, Inc.	5,000	75,150
Waterstone Financial, Inc.*	1,700	6,358
Westfield Financial, Inc.	3,025	25,561

		1,006,084

Tobacco 0.3%
Alliance One International, Inc.*	10,088	44,589
Universal Corp.	2,100	87,024

		131,613

Trading Companies & Distributors 1.3%
Aceto Corp.	1,834	13,517
Aircastle Ltd.	3,600	33,156
Applied Industrial Technologies, Inc.	1,400	42,574
CAI International, Inc.*	141	2,326
Empire Resources, Inc.	300	1,125
GATX Corp.	2,600	82,316
H&E Equipment Services, Inc.*	3,366	32,718
Interline Brands, Inc.*	1,200	24,108
TAL International Group, Inc.	1,300	36,426

2010 Annual Report 77

Statement of Investments (Continued)
October 31, 2010

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Trading Companies & Distributors (continued)

Titan Machinery, Inc.*	1,544	$30,015
United Rentals, Inc.*	4,900	92,071
WESCO International, Inc.*	2,100	89,922

		480,274

Water Utilities 0.0%†
Pennichuck Corp.	200	4,804
SJW Corp.	600	14,520

		19,324

Wireless Telecommunication Services 0.7%
FiberTower Corp.*	1,000	4,500
Leap Wireless International, Inc.*	5,300	60,473
MetroPCS Communications, Inc.*	1,200	12,492
Telephone & Data Systems, Inc.	1,900	66,177
Telephone & Data Systems, Inc. - Special Shares	1,800	53,694
United States Cellular Corp.*	1,200	55,752

		253,088

Total Common Stocks (cost $38,036,883)		37,268,381

Rights 0.1%
	Number of	Market
	Rights	Value

Commercial Banks 0.1%
Heritage Commerce Corp. 12/21/2010* (a)	800	8
Pacific Capital Bancorp 11/19/2010* (a)	87,409	38,460

Total Rights (cost $35,557)		38,468

Mutual Fund 0.9%
		Market
	Shares	Value
Money Market Fund 0.9%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (b)	329,616	$329,616

Total Mutual Fund (cost $329,616)		329,616

Total Investments (cost $38,402,056) (c) — 100.0%		37,636,465

Other assets in excess of liabilities — 0.0%		2,876

NET ASSETS — 100.0%		$37,639,341

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

SA	Stock Company

US	United States

78 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
U.S. Small
Cap Value Fund

Assets:
Investments, at value (cost $38,402,056)	$37,636,465
Cash	81
Dividends receivable	9,235
Receivable for capital shares issued	29,260
Prepaid expenses and other assets	20,299

Total Assets	37,695,340

Liabilities:
Payable for capital shares redeemed	40
Accrued expenses and other payables:
Investment advisory fees	16,166
Fund administration fees	7,985
Distribution fees	71
Administrative servicing fees	7,694
Accounting and transfer agent fees	2,813
Trustee fees	242
Custodian fees	207
Compliance program costs (Note 3)	156
Professional fees	19,762
Printing fees	307
Other	556

Total Liabilities	55,999

Net Assets	$37,639,341

Represented by:
Capital	$38,867,564
Accumulated net realized losses from investment transactions	(462,632)
Net unrealized appreciation/(depreciation) from investments	(765,591)

Net Assets	$37,639,341

Net Assets:
Class A Shares	$102,698
Class C Shares	49,644
Institutional Service Class Shares	37,444,546
Institutional Class Shares	42,453

Total	$37,639,341

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,805
Class C Shares	5,276
Institutional Service Class Shares	3,929,873
Institutional Class Shares	4,442

Total	3,950,396

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 79

Statement of Assets and Liabilities (Continued)

Nationwide
U.S. Small
Cap Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.50
Class C Shares (a)	$9.41
Institutional Service Class Shares	$9.53
Institutional Class Shares	$9.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.08

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
U.S. Small
Cap Value Fund

INVESTMENT INCOME:
Dividend income	$378,142
Foreign tax withholding	(5)

Total Income	378,137

EXPENSES:
Investment advisory fees	314,074
Fund administration fees	63,338
Distribution fees Class A	389
Distribution fees Class C	304
Administrative servicing fees Class A	52
Administrative servicing fees Institutional Service Class	81,994
Registration and filing fees	46,646
Professional fees	22,044
Printing fees	9,268
Trustee fees	1,178
Custodian fees	1,447
Accounting and transfer agent fees	6,613
Compliance program costs (Note 3)	193
Other	6,208

Total expenses before earnings credit and expenses reimbursed	553,748
Earnings credit (Note 5)	(32)
Expenses reimbursed by adviser (Note 3)	(110,290)

Net Expenses	443,426

NET INVESTMENT LOSS	(65,289)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	829,405
Net change in unrealized appreciation/(depreciation) from investments	5,030,322

Net realized/unrealized gains from investments	5,859,727

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,794,438

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 81

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(65,289)	$46,221
Net realized gains/(losses) from investment transactions	829,405	(1,321,736)
Net change in unrealized appreciation from investments	5,030,322	3,534,314

Change in net assets resulting from operations	5,794,438	2,258,799

Distributions to Shareholders From:
Net investment income:
Class A	–	(27)
Class C	–	–
Institutional Service Class	–	(131,450)
Institutional Class	–	(208)
Net realized gains:
Class A	–	(127)
Class C	–	(233)
Institutional Service Class	–	(352,250)
Institutional Class	–	(446)
Return of capital:
Class A	(155)	–
Class C	–	–
Institutional Service Class	(27,931)	–
Institutional Class	(119)	–

Change in net assets from shareholder distributions	(28,205)	(484,741)

Change in net assets from capital transactions	5,818,746	61,431

Change in net assets	11,584,979	1,835,489

Net Assets:
Beginning of year	26,054,362	24,218,873

End of year	$37,639,341	$26,054,362

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$271,998	$66,375
Dividends reinvested	155	154
Cost of shares redeemed	(261,785)	(7,468)

Total Class A	10,368	59,061

Class C Shares
Proceeds from shares issued	37,213	2,000
Dividends reinvested	–	233
Cost of shares redeemed	–	(9,300)

Total Class C	37,213	(7,067)

Institutional Service Class Shares
Proceeds from shares issued	12,955,885	2,754,549
Dividends reinvested	27,931	483,700
Cost of shares redeemed	(7,212,264)	(3,232,101)

Total Institutional Service Class	5,771,552	6,148

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

82 Annual Report 2010

	Nationwide U.S. Small Cap Value Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$5,881	$32,234
Dividends reinvested	119	654
Cost of shares redeemed	(6,387)	(29,599)

Total Institutional Class	(387)	3,289

Change in net assets from capital transactions	$5,818,746	$61,431

SHARE TRANSACTIONS:
Class A Shares
Issued	29,674	9,367
Reinvested	17	24
Redeemed	(28,249)	(1,171)

Total Class A Shares	1,442	8,220

Class C Shares
Issued	4,260	302
Reinvested	–	37
Redeemed	–	(1,585)

Total Class C Shares	4,260	(1,246)

Institutional Service Class Shares
Issued	1,357,171	437,493
Reinvested	3,402	77,547
Redeemed	(823,825)	(497,883)

Total Institutional Service Class Shares	536,748	17,157

Institutional Class Shares
Issued	718	5,174
Reinvested	15	105
Redeemed	(719)	(5,174)

Total Institutional Class Shares	14	105

Total change in shares	542,464	24,236

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 83

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions							Ratios / Supplemental Data

			Net Realized											Ratio of Net	Ratio of
			and											Investment	Expenses
	Net Asset	Net	Unrealized										Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net	Return			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	of	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%	$102,698	1.36%	(0.18%)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%	$71,532	1.34%	(0.11%)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%)	$8,172	1.47%	0.09%	1.86%	16.44%

Class C Shares
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%	$49,644	2.09%	(1.01%)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%	$7,720	2.09%	(0.37%)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%)	$16,104	2.08%	(0.48%)	2.35%	16.44%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%	$37,444,546	1.34%	(0.20%)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%	$25,941,166	1.34%	0.20%	1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%)	$24,163,614	1.23%	0.31%	1.32%	16.44%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%	$42,453	1.09%	0.07%	1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%	$33,944	1.09%	0.48%	1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%)	$30,983	1.07%	0.48%	1.64%	16.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2010

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Bond Fund (Class A at NAV) returned 10.35% versus 8.03% for the Fund’s benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 137 funds as of October 31, 2010) was 9.27% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the best-performing assets in the Nationwide Bond Fund were non-Agency mortgage-backed securities (MBS). The market rewarded risk-takers again in 2010 as lower-rated securities performed the best and contributed to Fund performance. Investment-grade and non-investment-grade corporate bonds and commercial mortgage-backed securities (CMBS) held by the Fund also performed very well and contributed to Fund performance. Treasury rates were down more in the intermediate part of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) causing the 7- to 10-year part of the curve to outperform. The Fund’s underweight to Treasuries and overweight in corporate bonds provided positive relative performance.

What areas of investment detracted from Fund performance?

U.S. Treasuries were the worst-performing sector in the Fund during the reporting period. The performance of Agency MBS held by the Fund also lagged that of other sectors. Because of the falling interest rate environment, shorter-maturity bonds held by the Fund underperformed. Higher-quality bonds underperformed lower-rated same-asset-class bonds.

What is your outlook for the near term?

Interest rates are expected to rise during the next year as the economy slowly improves. The condition of the housing market is likely to remain a drag on the recovery, and inflation is likely to continue to be tame in the near term. Although inflation is expected, this may be delayed due to economic inefficiencies. Spread products are expected to continue to outperform Treasuries.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary S. Davis, CFA

2010 Annual Report 85

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	10.35%	6.18%	6.50%
	w/SC2	5.63%	5.27%	6.04%

Class B3	w/o SC1	9.58%	5.49%	5.83%
	w/SC4	4.58%	5.17%	5.83%

Class C5	w/o SC1	9.58%	5.49%	5.81%
	w/SC6	8.58%	5.49%	5.81%

Class D	w/o SC1	10.59%	6.48%	6.79%
	w/SC7	5.66%	5.51%	6.30%

Class R2[8,9,10]		9.90%	5.86%	6.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 4.25% front-end sales charge was deducted.
[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	A 4.50% front-end sales charge was deducted.
[8]	Not subject to any sales charges.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.34%	1.10%

Class B	1.99%	1.75%

Class C	1.99%	1.75%

Class D	1.04%	0.80%

Class R2	1.69%	1.45%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

86 Annual Report 2010

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,061.40	5.46	1.05
	Hypothetical	[b]	1,000.00	1,019.91	5.35	1.05

Class B Shares	Actual		1,000.00	1,056.70	9.07	1.75
	Hypothetical	[b]	1,000.00	1,016.38	8.89	1.75

Class C Shares	Actual		1,000.00	1,056.60	9.07	1.75
	Hypothetical	[b]	1,000.00	1,016.38	8.89	1.75

Class D Shares	Actual		1,000.00	1,061.70	4.05	0.78
	Hypothetical	[b]	1,000.00	1,021.27	3.97	0.78

Class R2 Shares	Actual		1,000.00	1,058.70	7.32	1.41
	Hypothetical	[b]	1,000.00	1,018.10	7.17	1.41

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 87

Portfolio Summary	Nationwide Bond Fund

October 31, 2010

Asset Allocation

Corporate Bonds	41.7%
Collateralized Mortgage Obligations	19.9%
U.S. Treasury Notes	9.4%
U.S. Government Mortgage Backed Agencies	8.2%
U.S. Treasury Bonds	6.8%
Commercial Mortgage Backed Securities	5.7%
U.S. Government Sponsored & Agency Obligation	4.5%
Asset-Backed Securities	1.8%
Mutual Fund	0.9%
Municipal Bond	0.8%
Sovereign Bond	0.6%
Liabilities in excess of other assets	(0	.3)%

	100.0%

Top Industries †

Diversified Financial Services	6.6%
Oil, Gas & Consumable Fuels	3.8%
Insurance	3.4%
Media	3.3%
Metals & Mining	3.2%
Energy Equipment & Services	2.0%
Industrial Conglomerates	2.0%
Machinery	1.5%
Beverages	1.4%
Health Care Equipment & Supplies	1.3%
Other Industries	71.5%

100.0%

Top Holdings †

Government National Mortgage Association, 4.50%, 02/20/37	7.2%
Fannie Mae REMICS, 4.50%, 03/25/39	5.1%
U.S. Treasury Note, 3.25%, 05/31/16	4.8%
U.S. Treasury Note, 4.88%, 08/15/16	4.6%
Federal Home Loan Mortgage Corp., 1.00%, 08/28/12	4.4%
U.S. Treasury Inflation Indexed Bond, 2.00%, 01/15/14	4.2%
Fannie Mae Pool, 4.50%, 05/01/39	3.0%
U.S. Treasury Inflation Indexed Bond, 2.13%, 01/15/19	2.6%
Fannie Mae REMICS, 5.50%, 05/25/23	2.5%
Fannie Mae Pool, 6.62%, 06/01/16	2.2%
Other Holdings	59.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these statements.

88 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Bond Fund

Asset-Backed Securities 1.8%
	Principal	Market
	Amount	Value

Other 1.8%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6, 6.24%, 01/25/13 (a)	$446,159	$441,535
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	556,297	475,574
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	732,570	725,449

		1,642,558

Total Asset-Backed Securities (cost $1,735,002)		1,642,558

Collateralized Mortgage Obligations 19.9%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	696,035	711,052
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	796,581	781,820
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	998,601	830,035
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	928,663	813,712
Fannie Mae REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,292,330
Series 2009-42, Class AP, 4.50%, 03/25/39	4,452,938	4,680,404
Government National Mortgage Association, Series 2010-61, Class PC, 4.50%, 02/20/37	6,000,000	6,532,991
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	1,000,000	817,996
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	648,341	652,573

Total Collateralized Mortgage Obligations (cost $17,911,283)		18,112,913

Commercial Mortgage Backed Securities 5.7%

Banc of America Commercial Mortgage, Inc., Series 2005-6, Class AM 5.19%, 09/10/47 (a)	$1,000,000	$1,023,118
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.70%, 12/10/49 (a)	1,000,000	1,061,044
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,062,914
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.48%, 11/15/30 (a)	1,000,000	1,057,557
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM 5.11%, 07/12/38 (a)	1,000,000	1,013,919

Total Commercial Mortgage Backed Securities (cost $5,012,015)		5,218,552

Corporate Bonds 41.7%
Air Freight & Logistics 1.1%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	898,072	968,023

Airlines 0.9%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	855,501	849,085

Beverages 1.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19 (c)	1,000,000	1,293,156

Chemicals 0.9%
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	862,674

Commercial Banks 0.9%
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	833,634

Communications Equipment 0.9%
Motorola, Inc., 6.50%, 09/01/25	750,000	812,263

Computers & Peripherals 1.1%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	978,817

2010 Annual Report 89

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Diversified Financial Services 6.6%
Bank of America NA, 6.10%, 06/15/17	$1,000,000	$1,066,262
Citigroup, Inc., 8.13%, 07/15/39	750,000	943,581
JPMorgan Chase & Co., 5.25%, 05/01/15	1,000,000	1,099,462
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,066,010
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	713,551
Xstrata Finance Canada Ltd., 6.90%, 11/15/37 (c)	1,000,000	1,084,680

		5,973,546

Diversified Telecommunication Services 1.1%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,005,000

Electric Utilities 0.9%
Nisource Finance Corp., 6.13%, 03/01/22	750,000	852,890

Energy Equipment & Services 2.1%
Diamond Offshore Drilling, Inc., 5.88%, 05/01/19	700,000	804,060
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,062,967

		1,867,027

Food & Staples Retailing 1.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	941,846	1,045,044

Health Care Equipment & Supplies 1.3%
Covidien International Finance SA, 6.00%, 10/15/17	1,000,000	1,183,891

Health Care Providers & Services 1.1%
Quest Diagnostics, Inc., 5.13%, 11/01/10	1,000,000	1,000,000

Industrial Conglomerates 2.0%
General Electric Co., 5.25%, 12/06/17	1,000,000	1,125,867
Tyco Electronics Group SA, 6.55%, 10/01/17	625,000	729,656

		1,855,523

Insurance 3.4%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	1,000,000	1,109,853
Oil Insurance Ltd., 7.56%, 06/30/11 (c)(d)	1,000,000	898,350
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,087,892

		3,096,095

Machinery 1.5%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,347,078

Media 3.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 02/15/16	750,000	768,108
NBC Universal, Inc., 4.38%, 04/01/21 (c)	1,000,000	1,021,386
Time Warner Cable, Inc., 6.75%, 07/01/18	1,000,000	1,200,015

		2,989,509

Metals & Mining 3.2%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	749,636
Rio Tinto Finance USA Ltd.
5.88%, 07/15/13	1,000,000	1,131,161
3.50%, 11/02/20	1,000,000	998,750

		2,879,547

Oil, Gas & Consumable Fuels 3.8%
Energy Transfer Partners LP, 6.63%, 10/15/36	1,000,000	1,042,537
NuStar Logistics LP, 4.80%, 09/01/20	750,000	762,866
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,132,500
Rowan Cos., Inc., 5.00%, 09/01/17	500,000	522,455

		3,460,358

Paper & Forest Products 1.0%
Stora Enso OYJ,
7.25%, 04/15/36 (c)	1,000,000	930,000

Real Estate Investment Trusts (REITs) 1.2%
Highwoods Realty LP,
5.85%, 03/15/17	1,000,000	1,051,532

Tobacco 0.8%
Reynolds American, Inc.,
7.63%, 06/01/16	600,000	706,289

Total Corporate Bonds (cost $34,928,479)		37,840,981

90 Annual Report 2010

Municipal Bond 0.8%
	Principal	Market
	Amount	Value

Iowa 0.8%
Tobacco Settlement Authority, Series A, 6.50%, 06/01/23	$735,000	$680,823

Total Municipal Bond (cost $735,000)		680,823

U.S. Government Mortgage Backed Agencies 8.2%

Fannie Mae Pool
Pool # 383661
6.62%, 06/01/16	1,741,548	2,010,591
Pool # 386905
5.00%, 04/01/19	898,633	992,391
Pool # AA6943
4.50%, 05/01/39	2,600,705	2,732,946
Freddie Mac Gold Pool
Pool # E01443,
3.50%, 07/01/18	1,699,794	1,730,561

Total U.S. Government Mortgage Backed Agencies (cost $6,903,801)		7,466,489

Sovereign Bond 0.6%
ISRAEL 0.6%
Israel Government AID Bond,
0.00%, 05/15/24	1,000,000	579,936

Total Sovereign Bond (cost $474,100)		579,936

U.S. Government Sponsored & Agency Obligation 4.5%

Federal Home Loan Mortgage Corp. 1.00%, 08/28/12	4,000,000	4,043,940

Total U.S. Government Sponsored & Agency Obligation (cost $4,012,926)		4,043,940

U.S. Treasury Bonds 6.8%

U.S. Treasury Inflation Indexed Bond
2.00%, 01/15/14	3,000,000	3,835,291
2.13%, 01/15/19	2,000,000	2,332,331

Total U.S. Treasury Bonds (cost $5,857,893)		6,167,622

U.S. Treasury Notes 9.4%
U.S. Treasury Note
3.25%, 05/31/16	$4,000,000	$4,397,500
4.88%, 08/15/16	3,500,000	4,164,727

Total U.S. Treasury Notes (cost $7,767,485)		8,562,227

Mutual Fund 0.9%
		Market
	Shares	Value

Money Market Fund 0.9%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20%(e)	837,653	837,653

Total Mutual Fund (cost $837,653)		837,653

Total Investments (cost $86,175,637) (f) — 100.3%		91,153,694

Liabilities in excess of other assets — (0.3)%		(313,724)

NET ASSETS — 100.0%		$90,839,970

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2010.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $7,087,061 which represents 7.80% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of October 31, 2010.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

OYJ	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 91

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Bond Fund

Assets:
Investments, at value (cost $86,175,637)	$91,153,694
Cash	39,500
Interest and dividends receivable	841,119
Receivable for investments sold	1,010,360
Receivable for capital shares issued	41,332
Reclaims receivable	2,546
Prepaid expenses and other assets	27,216

Total Assets	93,115,767

Liabilities:
Payable for investments purchased	2,046,976
Distributions payable	38,038
Payable for capital shares redeemed	66,339
Accrued expenses and other payables:
Investment advisory fees	29,488
Fund administration fees	13,372
Distribution fees	8,127
Administrative servicing fees	13,150
Accounting and transfer agent fees	8,993
Trustee fees	535
Custodian fees	1,327
Compliance program costs (Note 3)	473
Professional fees	26,059
Printing fees	21,265
Other	1,655

Total Liabilities	2,275,797

Net Assets	$90,839,970

Represented by:
Capital	$84,674,655
Accumulated net investment loss	(155,971)
Accumulated net realized gains from investment transactions	1,343,229
Net unrealized appreciation/(depreciation) from investments	4,978,057

Net Assets	$90,839,970

Net Assets:
Class A Shares	$18,463,683
Class B Shares	652,905
Class C Shares	4,223,345
Class D Shares	67,283,180
Class R2 Shares	216,857

Total	$90,839,970

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,802,501
Class B Shares	63,845
Class C Shares	412,551
Class D Shares	6,559,489
Class R2 Shares	21,206

Total	8,859,592

The accompanying notes are an integral part of these financial statements.

92 Annual Report 2010

Nationwide
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.24
Class B Shares (a)	$10.23
Class C Shares (b)	$10.24
Class D Shares	$10.26
Class R2 Shares	$10.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69
Class D Shares	$10.74

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 93

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Bond Fund

INVESTMENT INCOME:
Interest income	$4,245,296
Dividend income	5,957

Total Income	4,251,253

EXPENSES:
Investment advisory fees	445,720
Fund administration fees	126,901
Distribution fees Class A	43,469
Distribution fees Class B	6,704
Distribution fees Class C	38,164
Distribution fees Class R2	983
Administrative servicing fees Class A	16,430
Administrative servicing fees Class D	28,819
Administrative servicing fees Class R2	303
Registration and filing fees	57,513
Professional fees	29,723
Printing fees	30,837
Trustee fees	2,971
Custodian fees	9,569
Accounting and transfer agent fees	47,332
Compliance program costs (Note 3)	507
Other	8,687

Total expenses before earnings credit and expenses reimbursed	894,632
Earnings credit (Note 5)	(837)
Expenses reimbursed by adviser (Note 3)	(90,267)

Net Expenses	803,528

NET INVESTMENT INCOME	3,447,725

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,959,042
Net change in unrealized appreciation/(depreciation) from investments	3,552,878

Net realized/unrealized gains from investments	5,511,920

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,959,645

The accompanying notes are an integral part of these financial statements.

94 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$3,447,725	$4,391,588
Net realized gains/(losses) from investment transactions	1,959,042	(564,909)
Net change in unrealized appreciation from investments	3,552,878	9,103,338

Change in net assets resulting from operations	8,959,645	12,930,017

Distributions to Shareholders From:
Net investment income:
Class A	(678,185)	(746,429)
Class B	(21,549)	(27,231)
Class C	(121,839)	(123,691)
Class D	(2,849,836)	(3,484,321)
Class R2 (a)	(7,004)	(4,182)
Class X (b)	–	(8,524)
Class Y (b)	–	(1,142)
Net realized gains:
Class A	–	(8,540)
Class B	–	(290)
Class C	–	(1,613)
Class D	–	(40,367)
Class R2 (a)	–	(41)
Class X (b)	–	(484)
Class Y (b)	–	(65)

Change in net assets from shareholder distributions	(3,678,413)	(4,446,920)

Change in net assets from capital transactions	(1,390,042)	(1,175,867)

Change in net assets	3,891,190	7,307,230

Net Assets:
Beginning of year	86,948,780	79,641,550

End of year	$90,839,970	$86,948,780

Accumulated undistributed net investment income (loss) at end of year	$(155,971)	$20,308

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,436,227	$3,952,810
Proceeds from shares issued from class conversion (b)	–	800,752
Dividends reinvested	612,880	621,050
Cost of shares redeemed	(5,233,387)	(4,198,147)

Total Class A	1,815,720	1,176,465

Class B Shares
Proceeds from shares issued	80,562	337,363
Dividends reinvested	5,867	7,530
Cost of shares redeemed	(135,672)	(158,092)

Total Class B	(49,243)	186,801

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 95

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,554,172	$1,645,024
Dividends reinvested	44,705	39,839
Cost of shares redeemed	(941,442)	(905,886)

Total Class C	657,435	778,977

Class D Shares
Proceeds from shares issued	4,806,938	6,220,580
Dividends reinvested	2,530,534	3,165,321
Cost of shares redeemed	(11,202,457)	(11,874,750)

Total Class D	(3,864,985)	(2,488,849)

Class R2 Shares (a)
Proceeds from shares issued	167,766	108,322
Dividends reinvested	2,290	445
Cost of shares redeemed	(119,025)	(32,351)

Total Class R2	51,031	76,416

Class X Shares (b)
Proceeds from shares issued	–	6,723
Dividends reinvested	–	8,152
Cost of shares redeemed in class conversion	–	(705,020)
Cost of shares redeemed	–	(114,843)

Total Class X	–	(804,988)

Class Y Shares (b)
Proceeds from shares issued	–	4,794
Dividends reinvested	–	789
Cost of shares redeemed in class conversion	–	(95,732)
Cost of shares redeemed	–	(10,540)

Total Class Y	–	(100,689)

Change in net assets from capital transactions	$(1,390,042)	$(1,175,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	650,485	440,774
Issued in class conversion	–	91,514
Reinvested	62,130	68,932
Redeemed	(529,486)	(462,471)

Total Class A Shares	183,129	138,749

Class B Shares
Issued	8,154	38,325
Reinvested	596	764
Redeemed	(13,603)	(17,133)

Total Class B Shares	(4,853)	21,956

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

96 Annual Report 2010

	Nationwide Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	158,147	182,362
Reinvested	4,526	4,170
Redeemed	(96,110)	(101,598)

Total Class C Shares	66,563	84,934

Class D Shares
Issued	468,430	720,056
Reinvested	256,427	320,036
Redeemed	(1,134,450)	(1,325,158)

Total Class D Shares	(409,593)	(285,066)

Class R2 Shares (a)
Issued	17,107	11,856
Reinvested	232	47
Redeemed	(12,070)	(3,717)

Total Class R2 Shares	5,269	8,186

Class X Shares (b)
Issued	–	773
Reinvested	–	938
Redeemed	–	(13,162)
Redeemed in class conversion	–	(80,572)

Total Class X Shares	–	(92,023)

Class Y Shares (b)
Issued	–	550
Reinvested	–	91
Redeemed	–	(1,204)
Redeemed in class conversion	–	(10,928)

Total Class Y Shares	–	(11,491)

Total change in shares	(159,485)	(134,755)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 97

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) From	From	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010(d)	$9.63	0.36	0.63	0.99	(0.38)	–	(0.38)	–	$10.24	10.35%	$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009(d)	$8.69	0.47	0.94	1.41	(0.46)	(0.01)	(0.47)	–	$9.63	16.72%	$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	–	(0.43)	–	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	–	(0.46)	–	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%	39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	–	(0.43)	–	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%	36.06%

Class B Shares
Year Ended October 31, 2010(d)	$9.63	0.30	0.62	0.92	(0.32)	–	(0.32)	–	$10.23	9.58%	$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009(d)	$8.69	0.41	0.95	1.36	(0.41)	(0.01)	(0.42)	–	$9.63	16.03%	$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%	36.06%

Class C Shares
Year Ended October 31, 2010(d)	$9.64	0.30	0.62	0.92	(0.32)	–	(0.32)	–	$10.24	9.58%	$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009(d)	$8.70	0.42	0.94	1.36	(0.41)	(0.01)	(0.42)	–	$9.64	16.05%	$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%	36.06%

Class D Shares
Year Ended October 31, 2010(d)	$9.64	0.39	0.65	1.04	(0.42)	–	(0.42)	–	$10.26	10.59%	$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009(d)	$8.70	0.50	0.95	1.45	(0.50)	(0.01)	(0.51)	–	$9.64	17.22%	$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	–	(0.46)	–	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	–	(0.48)	–	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%	39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	–	(0.46)	–	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%	36.06%

Class R2 Shares (e)
Year Ended October 31, 2010(d)	$9.63	0.33	0.62	0.95	(0.35)	–	(0.35)	–	$10.23	9.90%	$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009(d)	$8.70	0.45	0.93	1.38	(0.44)	(0.01)	(0.45)	–	$9.63	16.38%	$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	–	(0.42)	–	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	–	(0.42)	–	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%	39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	–	(0.41)	–	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%	36.06%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2010

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Enhanced Income Fund (Class A at NAV) returned 0.65% versus 0.62% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 155 funds as of October 31, 2010) was 7.07% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s exposure to commercial mortgage-backed securities and corporate credits, particularly financial issues, provided the most positive relative returns for the Fund as investors continued to favor higher-yielding issues in the low interest rate environment. The Fund’s asset-backed securities also performed well as they provided high credit quality with attractive incremental yields and returns versus comparable-maturity U.S. Treasuries. U.S. Agency mortgage-backed securities held by the Fund provided more modest relative returns for the Fund as prepayment considerations and tight spreads offered limited upside potential. U.S. Agency debentures held by the Fund also provided modest positive relative returns for the Fund.

What areas of investment detracted from Fund performance?

The Fund’s exposure to U.S. Treasuries, the bottom-performing fixed-income asset class during the reporting period, detracted from relative Fund performance. Low absolute yield levels and the outlook for continued accommodative monetary policy by the Federal Reserve Board prompted investors to favor higher-yielding fixed-income sectors during the reporting period. The Fund’s focus on higher-quality securities detracted from relative Fund performance versus the Fund’s Lipper peer group (some peer-group constituent funds utilize securities rated BBB and lower). Securities with lower ratings generally outperformed higher-rated securities during the reporting period as many investors took on additional risk in search of higher yields.

What is your outlook for the near term?

We believe that the U.S. economic recovery remains on shaky ground. Concerns linger about the potential for a double-dip recession as factors such as meager gross domestic product (GDP) growth, 25-year highs in unemployment and a weak housing sector weigh on consumer confidence. A few signs of stabilization and growth may be found, however, in new orders for capital goods, strength in exports and modestly expansive manufacturing activity.

Our base case forecast calls for the economy to experience growth of 1.5% to 2.5% in the next 12 months. Inflation should remain contained as factors such as high unemployment and slowing wage growth limit price pressures. The Federal Reserve is unlikely to raise interest rates this year and possibly during all of 2011.

The announcement of additional quantitative easing by the Fed, via new purchases of U.S. Treasury debt, has been met with mixed reviews. While short-term rates are expected to remain loosely pegged to the near-zero federal funds rate, it is unclear whether longer-term rates will rally based on the Fed’s asset purchases or rise as inflation expectations are ratcheted up. Longer-term concerns about surging fiscal deficits and accompanying debt issuance can weaken global investor appetite for U.S. debt.

In general, amid the conditions described above, we believe that there are attractive non-Treasury sectors capable of providing opportunities to garner attractive risk-adjusted returns. Asset-backed, commercial mortgage-backed and select corporate credits, including financials, are some examples of sectors that appear to afford value at this time. Risk premiums have narrowed significantly, yet uncertainty, volatility and downside risks still remain. Therefore, we will continue to focus on assets that can withstand a continued weak economic recovery while providing attractive relative returns.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2010 Annual Report 99

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	0.65%	3.09%	2.40%
	w/SC2	-1.60%	2.62%	2.16%

Class R2[3,4,5]		0.58%	2.91%	2.29%

Institutional Service Class[3]		0.86%	3.23%	2.54%

Institutional Class[3]		1.13%	3.40%	2.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.88%	0.81%

Class R2	1.22%	1.15%

Institutional Service Class	0.72%	0.65%

Institutional Class	0.52%	0.45%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the BofA Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the BofA Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% BofA Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% BofA Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The BofA Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The BofA Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

100 Annual Report 2010

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Enhanced Income Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,002.90	3.69	0.73
	Hypothetical	[b]	1,000.00	1,021.53	3.72	0.73

Class R2 Shares	Actual		1,000.00	1,001.80	5.35	1.06
	Hypothetical	[b]	1,000.00	1,019.86	5.40	1.06

Institutional Service	Actual		1,000.00	1,003.10	3.53	0.70
Class Shares	Hypothetical	[b]	1,000.00	1,021.68	3.57	0.70

Institutional Class	Actual		1,000.00	1,004.40	2.27	0.45
Shares	Hypothetical	[b]	1,000.00	1,022.94	2.29	0.45

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 101

Portfolio Summary	Nationwide Enhanced Income Fund

October 31, 2010

Asset Allocation

Corporate Bonds	31.6%
Asset-Backed Securities	29.4%
Collateralized Mortgage Obligations	21.5%
Mutual Fund	5.8%
U.S. Treasury Notes	3.8%
Sovereign Bonds	3.6%
Commercial Mortgage Backed Securities	2.9%
U.S. Government Sponsored & Agency Obligations	1.9%
U.S. Government Mortgage Backed Agencies	0.8%
Liabilities in excess of other assets	(1	.3)%

	100.0%

Top Industries †

Diversified Financial Services	8.2%
Commercial Banks	3.9%
Capital Markets	3.3%
Aerospace & Defense	3.2%
Pharmaceuticals	2.7%
Industrial Conglomerates	1.1%
Beverages	1.1%
Insurance	1.0%
Personal Products	1.0%
Communications Equipment	0.8%
Other Industries	73.7%

100.0%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class	5.7%
Fannie Mae REMICS, 4.00%, 09/25/24	2.1%
U.S. Treasury Note, 1.13%, 01/15/12	2.1%
U.S. Treasury Note, 1.00%, 09/30/11	1.6%
Capital One Multi-Asset Execution Trust, 4.85%, 02/18/14	1.2%
3M Co., 4.50%, 11/01/11	1.1%
Eli Lilly & Co., 6.00%, 03/15/12	1.1%
PepsiCo, Inc., 5.15%, 05/15/12	1.1%
Honeywell International, Inc., 6.13%, 11/01/11	1.1%
Western Union Co. (The), 5.40%, 11/17/11	1.1%
Other Holdings	81.8%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Enhanced Income Fund

Asset-Backed Securities 29.4%
	Principal	Market
	Amount	Value

Automobile 12.9%
Ally Auto Receivables Trust Series 2010-1, Class A2, 0.75%, 04/15/12	$1,600,000	$1,601,230
Series 2010-2, Class A2, 0.89%, 09/17/12	2,000,000	2,005,302
Bank of America Auto Trust Series 2009-3A, Class A2, 0.89%, 04/15/12 (a)	956,874	957,573
Series 2010-1A, Class A2, 0.75%, 06/15/12 (a)	1,726,912	1,728,271
BMW Vehicle Owner Trust, Series 2010-A, Class A2, 0.68%, 09/25/12	1,988,377	1,990,577
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.01%, 04/16/12	1,455,734	1,475,566
Ford Credit Auto Owner Trust, Series 2010-B, Class A2, 0.65%, 12/15/12	1,200,000	1,201,586
Honda Auto Receivables Owner Trust
Series 2009-2, Class A2, 2.22%, 08/15/11	15,895	15,908
Series 2010-1, Class A2, 0.62%, 02/21/12	2,500,000	2,501,591
Hyundai Auto Receivables Trust, Series 2010-A, Class A2, 0.86%, 11/15/12	2,500,000	2,505,244
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A2, 0.75%, 05/15/12	2,500,000	2,503,297
Series 2010-A, Class A3, 1.27%, 12/16/13	750,000	756,495
Series 2010-B, Class A2, 0.74%, 07/16/12	1,250,000	1,252,361
USAA Auto Owner Trust Series 2008-2, Class A4, 5.16%, 11/15/13	2,000,000	2,084,110
Series 2009-2, Class A3, 1.54%, 02/18/14	2,000,000	2,017,391
Volkswagen Auto Loan Enhanced Trust Series 2008-1, Class A3, 4.50%, 07/20/12	632,261	637,539
Series 2010-1, Class A2, 0.66%, 05/21/12	1,961,204	1,962,446
World Omni Auto Receivables Trust Series 2009-A, Class A3, 3.33%, 05/15/13	1,982,002	2,013,271
Series 2010-A, Class A2, 0.70%, 06/15/12	1,878,150	1,879,173

		31,088,931

Credit Card 7.5%
American Express Credit Account Master Trust Series 2006-2, Class A, 5.35%, 01/15/14	2,000,000	2,062,299
Series 2007-5, Class A, 0.29%, 12/15/14 (b)	2,000,000	1,996,072
BA Credit Card Trust, Series 2006-A16, Class A16, 4.72%, 05/15/13	1,410,000	1,417,686
Capital One Multi-Asset Execution Trust Series 2006-A2, Class A, 4.85%, 11/15/13	2,000,000	2,018,366
Series 2008-A5, Class A5, 4.85%, 02/18/14	2,910,000	2,968,056
Chase Issuance Trust Series 2006-A1, Class A, 0.30%, 04/15/13 (b)	1,997,000	1,996,642
Series 2007-A17, Class A, 5.12%, 10/15/14	2,000,000	2,174,113
Citibank Credit Card Issuance Trust, Series 2009-A3, Class A3, 2.70%, 06/24/13	1,830,000	1,856,138
MBNA Credit Card Master Note Trust, Series 2004-A2, Class A2, 0.41%, 07/15/13 (b)	1,696,000	1,696,003

		18,185,375

Other 9.0%
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	2,363,115	2,445,658
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	2,176,154	2,318,265
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	59,643	60,290
GE Equipment Midticket LLC, Series 2010-1, Class A2, 0.61%, 01/14/13 (a)	1,000,000	1,000,374
John Deere Owner Trust Series 2008-A, Class A4, 4.89%, 03/16/15	2,500,000	2,556,614
Series 2009-B, Class A3, 1.57%, 10/15/13	800,000	806,728
Series 2010-A, Class A2, 0.72%, 07/16/12	2,500,000	2,502,879

2010 Annual Report 103

Statement of Investments (Continued)
October 31, 2010

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)
	Principal	Market
	Amount	Value

Other (continued)

Massachusetts RRB Special Purpose Trust Series 2005-1, Class A3, 4.13%, 09/15/13	$885,720	$903,986
Series 2005-1, Class A4, 4.40%, 03/15/15	1,000,000	1,066,159
Massachusetts RRB Special Purpose Trust WMECO-1, Series 2001-1, Class A, 6.53%, 06/01/15	1,065,319	1,151,298
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	2,060,724	2,130,935
PSE&G Transition Funding LLC Series 2001-1, Class A5, 6.45%, 03/15/13	593,811	602,727
Series 2001-1, Class A6, 6.61%, 06/15/15	1,070,000	1,175,172
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A2, 4.81%, 11/17/14	1,287,718	1,343,883
Volvo Financial Equipment LLC, Series 2010-1A, Class A2, 1.06%, 06/15/12 (a)	1,800,000	1,803,984

		21,868,952

Total Asset-Backed Securities (cost $71,219,231)		71,143,258

Collateralized Mortgage Obligations 21.5%
Fannie Mae REMICS
Series 2002-82, Class XD, 5.00%, 07/25/16	404,268	407,826
Series 2003-122, Class OK, 4.00%, 06/25/17	986,880	1,019,527
Series 2003-14, Class AN, 3.50%, 03/25/33	172,964	183,496
Series 2003-15, Class WC, 4.00%, 12/25/16	497,320	501,574
Series 2003-49, Class TK, 3.50%, 03/25/18	1,401,440	1,447,469
Series 2003-57, Class NB, 3.00%, 06/25/18	159,588	163,560
Series 2003-67, Class TA, 3.00%, 08/25/17	1,066,481	1,082,457
Series 2003-75, Class NB, 3.25%, 08/25/18	72,995	73,513
Series 2004-29, Class L, 4.00%, 09/25/17	741,776	760,972
Series 2004-32, Class AB, 4.00%, 10/25/17	683,492	702,755
Series 2004-6, Class CA, 4.00%, 06/25/17	1,087,941	1,117,705
Series 2004-61, Class AB, 5.00%, 03/25/17	1,350	1,350
Series 2008-15, Class JM, 4.00%, 02/25/19	701,562	731,528
Series 2008-18, Class MD, 4.00%, 03/25/19	1,493,912	1,578,997
Series 2009-44, Class A, 4.50%, 12/25/23	1,135,812	1,201,739
Series 2009-76, Class MA, 4.00%, 09/25/24	4,853,435	5,129,508
Series 2009-88, Class EA, 4.50%, 05/25/23	1,689,231	1,751,804
Freddie Mac REMICS
Series 2555, Class B, 4.25%, 01/15/18	1,082,867	1,145,436
Series 2611, Class KC, 3.50%, 01/15/17	93,330	94,153
Series 2613, Class PA, 3.25%, 05/15/18	919,774	936,459
Series 2614, Class TD, 3.50%, 05/15/16	866,662	877,449
Series 2625, Class JD, 3.25%, 07/15/17	521,961	531,002
Series 2628, Class DQ, 3.00%, 11/15/17	1,685,558	1,722,061
Series 2628, Class GQ, 3.14%, 11/15/17	2,106,948	2,156,379
Series 2628, Class PV, 3.75%, 10/15/16	3,368	3,368
Series 2628, Class PX, 4.00%, 10/15/16	5,051	5,052
Series 2629, Class AM, 4.00%, 01/15/18	912,528	951,562
Series 2629, Class AN, 3.50%, 01/15/18	1,774,360	1,830,083
Series 2630, Class JA, 3.00%, 06/15/18	33,280	33,340
Series 2630, Class KS, 4.00%, 01/15/17	2,224,596	2,282,318
Series 2633, Class PD, 4.50%, 08/15/16	1,388,383	1,418,255
Series 2640, Class GD, 4.50%, 08/15/17	2,000,000	2,053,705
Series 2643, Class NT, 4.50%, 03/15/18	1,835,010	1,923,110
Series 2664, Class GA, 4.50%, 01/15/18	128,956	130,965
Series 2672, Class NF, 4.00%, 12/15/16	1,233,559	1,263,547
Series 2689, Class PC, 4.00%, 09/15/15	219,555	220,022

104 Annual Report 2010

Collateralized Mortgage Obligations (continued)
	Principal	Market
	Amount	Value

Fannie Mae REMICS (continued)
Series 2783, Class AB, 4.00%, 10/15/17	$739,683	$760,880
Series 2802, Class NC, 5.00%, 05/15/28	464,096	473,604
Series 2877, Class GP, 4.00%, 11/15/18	989,951	1,023,020
Series 3110, Class AG, 5.00%, 03/15/19	801,554	821,351
Series 3555, Class JA, 4.00%, 12/15/14	1,251,340	1,291,897
Series 3573, Class LC, 1.85%, 08/15/14	1,275,113	1,284,553
Series 3574, Class AC, 1.85%, 08/15/14	1,597,078	1,606,317
Series 3584, Class BL, 1.25%, 10/15/12	1,083,831	1,087,661
Series 3591, Class NA, 1.25%, 10/15/12	1,162,685	1,169,025
Series 3610, Class AB, 1.40%, 12/15/14	729,021	730,894
Series 3612, Class AE, 1.40%, 12/15/14	1,209,868	1,213,249
Series 3728, Class CA, 1.50%, 10/15/18	2,430,175	2,432,281
Ginnie Mae,
Series 2003-49, Class A, 2.21%, 10/16/17	628,441	629,183

Total Collateralized Mortgage Obligations (cost $51,797,572)		51,957,961

Commercial Mortgage Backed Securities 2.9%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3 4.88%, 11/10/42	833,552	837,172
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	246,888	247,254
GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2 3.92%, 11/10/38	782,536	783,116
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A3 4.21%, 12/10/41	401,425	402,215
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4 4.76%, 06/10/36	179,363	180,568
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A1 5.34%, 05/12/45	204,945	205,711
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A3 4.66%, 12/15/26	907,573	939,345
Morgan Stanley Capital I, Series 2004-IQ8, Class A3 4.50%, 06/15/40	384,649	386,619
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2, 4.38%, 10/15/41	669,257	687,165
Series 2005-C17, Class A2, 4.78%, 03/15/42	764,494	765,340
Series 2006-C29, Class A2, 5.28%, 11/15/48	1,500,000	1,536,401

Total Commercial Mortgage Backed Securities (cost $6,906,903)		6,970,906

Corporate Bonds 31.6%
Aerospace & Defense 3.2%
Boeing Co. (The), 1.88%, 11/20/12	2,500,000	2,558,508
General Dynamics Corp., 1.80%, 07/15/11	2,500,000	2,527,425
Honeywell International, Inc., 6.13%, 11/01/11	2,500,000	2,627,422

		7,713,355

Beverages 1.1%
PepsiCo, Inc., 5.15%, 05/15/12	2,500,000	2,665,942

Capital Markets 3.3%
Bank of New York Mellon Corp. (The), 4.95%, 01/14/11	2,000,000	2,017,886
Goldman Sachs Group, Inc. (The), 1.63%, 07/15/11	2,000,000	2,018,788
Morgan Stanley, 2.90%, 12/01/10	2,000,000	2,004,334
State Street Bank and Trust Co., 1.85%, 03/15/11	2,000,000	2,012,530

		8,053,538

Commercial Banks 4.0%
BNP Paribas, 0.69%, 04/08/13 (b)	2,500,000	2,491,005
Wachovia Corp., 5.30%, 10/15/11	2,500,000	2,612,505
Wells Fargo & Co., 3.00%, 12/09/11	2,000,000	2,059,240
Westpac Banking Corp., 0.84%, 04/08/13 (a)(b)	2,500,000	2,506,052

		9,668,802

2010 Annual Report 105

Statement of Investments (Continued)
October 31, 2010

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Communications Equipment 0.8%
Cisco Systems, Inc., 5.25%, 02/22/11	$2,000,000	$2,029,430

Computers & Peripherals 0.8%
Hewlett-Packard Co.
1.35%, 05/27/11 (b)	300,000	301,919
2.25%, 05/27/11	1,500,000	1,517,879

		1,819,798

Consumer Finance 0.4%
John Deere Capital Corp., 7.00%, 03/15/12	900,000	978,835

Diversified Financial Services 8.2%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 07/01/13	2,244,914	2,369,504
Bank of America Corp., 5.38%, 08/15/11	2,000,000	2,067,244
Bank of America NA, 1.70%, 12/23/10	2,000,000	2,004,284
General Electric Capital Corp.
1.80%, 03/11/11	2,000,000	2,011,924
5.00%, 11/15/11	2,500,000	2,610,488
HSBC Finance Corp., 6.38%, 10/15/11	1,875,000	1,969,526
JPMorgan Chase & Co.
2.63%, 12/01/10	2,000,000	2,004,096
5.60%, 06/01/11	2,020,000	2,080,154
Western Union Co. (The), 5.40%, 11/17/11	2,500,000	2,617,402

		19,734,622

Diversified Telecommunication Services 0.8%
AT&T Corp., 7.30%, 11/15/11	1,793,000	1,913,886

Food & Staples Retailing 0.7%
Costco Wholesale Corp., 5.30%, 03/15/12	1,600,000	1,700,816

Food Products 0.8%
Unilever Capital Corp., 7.13%, 11/01/10	2,000,000	2,000,000

Industrial Conglomerates 1.1%
3M Co., 4.50%, 11/01/11	2,600,000	2,705,768

Insurance 1.0%
Berkshire Hathaway, Inc., 1.40%, 02/10/12	2,500,000	2,527,727

Media 0.2%
Walt Disney Co. (The), Series B, 6.38%, 03/01/12	500,000	537,475

Multiline Retail 0.8%
Target Corp., 5.88%, 03/01/12	1,700,000	1,809,762

Oil, Gas & Consumable Fuels 0.7%
ConocoPhillips, 4.75%, 10/15/12	1,500,000	1,620,959

Personal Products 1.0%
Procter & Gamble International Funding SCA, 1.35%, 08/26/11	2,500,000	2,521,297

Pharmaceuticals 2.7%
Abbott Laboratories, 5.60%, 05/15/11	1,735,000	1,784,770
Eli Lilly & Co.,
6.00%, 03/15/12	2,500,000	2,688,833
Pfizer, Inc., 2.24%, 03/15/11 (b)	2,000,000	2,014,898

		6,488,501

Total Corporate Bonds (cost $76,179,037)		76,490,513

U.S. Government Mortgage Backed Agencies 0.8%
Fannie Mae Pool
Pool # 253845
6.00%, 06/01/16	42,392	46,052
Pool # 254089
6.00%, 12/01/16	67,390	73,207
Pool # 545415
6.00%, 01/01/17	61,302	66,593
Pool # 254195
5.50%, 02/01/17	140,157	152,147
Pool # 625178
5.50%, 02/01/17	117,248	127,279
Freddie Mac Gold Pool
Pool # E00678
6.50%, 06/01/14	22,126	23,501
Pool # B17493
4.00%, 12/01/14	1,411,514	1,461,659
Pool # E00991
6.00%, 07/01/16	33,087	35,667

Total U.S. Government Mortgage Backed Agencies (cost $1,937,593)		1,986,105

Sovereign Bonds 3.6%
CANADA 1.1%
Province of Ontario Canada, 2.75%, 02/22/11	2,500,000	2,518,340

GERMANY 1.0%
Kreditanstalt fuer Wiederaufbau, 1.88%, 03/15/11	2,500,000	2,514,295

SUPRANATIONAL 1.5%
African Development Bank, 0.54%, 03/23/11 (b)	1,700,000	1,699,007

106 Annual Report 2010

Sovereign Bonds (continued)
	Principal	Market
	Amount	Value

SUPRANATIONAL (continued)

International Bank for Reconstruction & Development, 0.47%, 03/04/11 (b)	$2,000,000	$2,001,908

		3,700,915

Total Sovereign Bonds (cost $8,728,626)		8,733,550

U.S. Government Sponsored & Agency Obligations 1.9%
Federal National Mortgage Association
1.75%, 03/23/11	2,000,000	2,012,930
1.38%, 04/28/11	2,500,000	2,514,618

Total U.S. Government Sponsored & Agency Obligations (cost $4,515,917)		4,527,548

U.S. Treasury Notes 3.8%
U.S. Treasury Note
1.00%, 09/30/11	4,000,000	4,027,500
1.13%, 01/15/12	5,000,000	5,051,365

Total U.S. Treasury Notes (cost $9,033,339)		9,078,865

Mutual Fund 5.8%
		Market
	Shares	Value

Money Market Fund 5.8%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (c)	14,057,589	14,057,589

Total Mutual Fund (cost $14,057,589)		14,057,589

Total Investments (cost $244,375,807) (d) — 101.3%		244,946,295

Liabilities in excess of other assets — (1.3)%		(3,206,186)

NET ASSETS — 100.0%		$241,740,109

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $7,996,254 which represents 3.31% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

NA	National Association

REMICS	Real Estate Mortgage Investment Conduits

SCA	Limited partnership with share capital

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 107

Statement of Assets and Liabilities
October 31, 2010

Nationwide Enhanced
Income Fund

Assets:
Investments, at value (cost $244,375,807)	$244,946,295
Interest and dividends receivable	1,301,646
Receivable for capital shares issued	87,052
Prepaid expenses and other assets	21,409

Total Assets	246,356,402

Liabilities:
Payable for investments purchased	4,066,882
Distributions payable	5,413
Payable for capital shares redeemed	411,808
Accrued expenses and other payables:
Investment advisory fees	69,485
Fund administration fees	12,089
Distribution fees	1,754
Administrative servicing fees	2,774
Accounting and transfer agent fees	2,966
Trustee fees	1,544
Custodian fees	1,576
Compliance program costs (Note 3)	1,069
Professional fees	30,179
Printing fees	4,053
Other	4,701

Total Liabilities	4,616,293

Net Assets	$241,740,109

Represented by:
Capital	$247,419,672
Accumulated net investment loss	(252,915)
Accumulated net realized losses from investment transactions	(5,997,136)
Net unrealized appreciation/(depreciation) from investments	570,488

Net Assets	$241,740,109

Net Assets:
Class A Shares	$8,219,186
Class R2 Shares	54,768
Institutional Service Class Shares	13,363
Institutional Class Shares	233,452,792

Total	$241,740,109

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	906,198
Class R2 Shares	6,037
Institutional Service Class Shares	1,472
Institutional Class Shares	25,748,367

Total	26,662,074

The accompanying notes are an integral part of these financial statements.

108 Annual Report 2010

Nationwide Enhanced
Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.07
Class R2 Shares	$9.07
Institutional Service Class Shares	$9.08
Institutional Class Shares	$9.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.28

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 109

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Enhanced
Income Fund

INVESTMENT INCOME:
Interest income	$4,315,771
Dividend income	23,414

Total Income	4,339,185

EXPENSES:
Investment advisory fees	825,367
Fund administration fees	199,202
Distribution fees Class A	12,719
Distribution fees Class R2	320
Administrative servicing fees Class A	3,375
Administrative servicing fees Class R2	39
Administrative servicing fees Institutional Service Class	33
Registration and filing fees	43,272
Professional fees	42,115
Printing fees	12,594
Trustee fees	10,208
Custodian fees	9,947
Accounting and transfer agent fees	18,671
Compliance program costs (Note 3)	1,384
Other	15,726

Total expenses before earnings credit and expenses reimbursed	1,194,972
Earnings credit (Note 5)	(209)
Expenses reimbursed by adviser (Note 3)	(116,715)

Net Expenses	1,078,048

NET INVESTMENT INCOME	3,261,137

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(27,498)
Net change in unrealized appreciation/(depreciation) from investments	(794,186)

Net realized/unrealized losses from investments	(821,684)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,439,453

The accompanying notes are an integral part of these financial statements.

110 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$3,261,137	$4,688,409
Net realized losses from investment transactions	(27,498)	(1,100,516)
Net change in unrealized appreciation/(depreciation) from investments	(794,186)	3,276,816

Change in net assets resulting from operations	2,439,453	6,864,709

Distributions to Shareholders From:
Net investment income:
Class A	(82,482)	(70,372)
Class R2 (a)	(967)	(459)
Institutional Service Class	(245)	(318)
Institutional Class	(4,762,341)	(4,741,069)

Change in net assets from shareholder distributions	(4,846,035)	(4,812,218)

Change in net assets from capital transactions	32,843,904	37,831,350

Change in net assets	30,437,322	39,883,841

Net Assets:
Beginning of year	211,302,787	171,418,946

End of year	$241,740,109	$211,302,787

Accumulated undistributed net investment income (loss) at end of year	$(252,915)	$439,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,426,052	$3,772,688
Dividends reinvested	46,098	46,723
Cost of shares redeemed	(4,796,269)	(2,415,328)

Total Class A	4,675,881	1,404,083

Class R2 Shares (a)
Proceeds from shares issued	25,373	57,557
Dividends reinvested	167	61
Cost of shares redeemed	(27,518)	(1,314)

Total Class R2	(1,978)	56,304

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	245	318
Cost of shares redeemed	–	–

Total Institutional Service Class	245	318

Institutional Class Shares
Proceeds from shares issued	48,549,525	61,364,717
Dividends reinvested	4,762,341	4,372,526
Cost of shares redeemed	(25,142,110)	(29,366,598)

Total Institutional Class	28,169,756	36,370,645

Change in net assets from capital transactions	$32,843,904	$37,831,350

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 111

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	1,035,889	413,252
Reinvested	5,061	5,111
Redeemed	(527,065)	(264,234)

Total Class A Shares	513,885	154,129

Class R2 Shares (a)
Issued	2,784	6,271
Reinvested	19	6
Redeemed	(3,025)	(143)

Total Class R2 Shares	(222)	6,134

Institutional Service Class Shares
Issued	–	2
Reinvested	27	33
Redeemed	–	–

Total Institutional Service Class Shares	27	35

Institutional Class Shares
Issued	5,330,365	6,711,439
Reinvested	523,065	478,632
Redeemed	(2,763,509)	(3,215,618)

Total Institutional Class Shares	3,089,921	3,974,453

Total change in shares	3,603,611	4,134,751

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

112 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions				Ratios / Supplemental Data

			Net Realized
			and									Ratio of
			Unrealized							Ratio of	Ratio of Net	Expenses
	Net Asset		Gains							Expenses	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net		Net Asset		Net Assets	to Average	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Value, End	Total	at End of	Net	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%	$8,219,186	0.76%	1.03%	0.81%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%	$3,595,763	0.87%	2.46%	0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%	$54,768	1.01%	0.82%	1.06%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%	$57,411	0.96%	1.51%	1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%

Institutional Service Class Shares
Year Ended October 31, 2010 (d)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%	$13,363	0.70%	1.15%	0.75%	63.29%
Year Ended October 31, 2009 (d)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%	$13,257	0.66%	2.59%	0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%	$233,452,792	0.45%	1.39%	0.50%	63.29%
Year Ended October 31, 2009 (d)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%	$207,636,356	0.47%	2.54%	0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 113

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Government Bond Fund (Class A at NAV) returned 6.84% versus 6.95% for its benchmark, the BofA Merrill Lynch (BofAML) Government Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 71 funds as of October 31, 2010) was 6.46% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund invests in three types of securities: Treasury notes/bonds, Agency notes/bonds, and Agency mortgage-backed securities (MBS). The highest total return for the Fund came from its holdings in Treasury notes, followed by Agency MBS and Agency bonds. Treasury notes performed well as interest rates fell roughly 1% in the three-to-seven-year portion of the Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). Although Agency MBS did not perform as well, these securities still delivered a positive return. Agency MBS were hurt due to prepayment fears as many holdings became refinanceable or simply underperformed due to the possibility of default. Agency notes did little during the reporting period; the Fund’s holdings in this area remain very minor.

What areas of investment detracted from Fund performance?

Agency MBS backed by multi-family housing were particularly hard hit during the reporting period. These Fund holdings have large coupons in the current environment and carry the possibility of a return of principal at par. These securities, however, continue to perform and are expected to provide positive returns versus Treasury securities. In addition, the Fund’s duration, which was shorter than that of the benchmark, detracted from Fund performance. Due to prepayments on the Fund’s MBS holdings, the average life of the holdings shortened.

What is your outlook for the near term?

Interest rates are expected to rise during the next year as the economy slowly improves. The condition of the housing market is likely to remain a drag on the recovery, and inflation is likely to continue to be tame in the near term. Although inflation is expected, it may be delayed due to economic inefficiencies. In this environment, we will watch closely for a signal of an improving economy or increasing inflation to shorten the average maturity of the Fund and add holdings in Treasury Inflation Protected Securities (TIPS) to help protect principal.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck and Gary R. Hunt, CFA

114 Annual Report 2010

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
 (For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	6.84%	5.99%	5.85%
	w/SC2	2.32%	5.08%	5.39%

Class B3	w/o SC1	6.27%	5.36%	5.23%
	w/SC4	1.27%	5.03%	5.23%

Class C5	w/o SC1	6.18%	5.36%	5.19%
	w/SC6	5.18%	5.36%	5.19%

Class D	w/o SC1	7.09%	6.30%	6.13%
	w/SC7	2.29%	5.32%	5.64%

Class R2[8,9,10]		6.59%	5.80%	5.78%

Institutional Class[8,10]		7.30%	6.45%	6.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 4.25% front-end sales charge was deducted.

[3]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[10]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Expense Ratios

Expense
Ratio*

Class A	1.14%

Class B	1.77%

Class C	1.77%

Class D	0.88%

Class R2	1.47%

Institutional Class	0.77%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the BofA Merrill Lynch U.S. Treasury/Agency Master AAA Index (BofA ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The BofA ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 115

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Government Bond Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,045.40	5.46	1.06
	Hypothetical	[b]	1,000.00	1,019.86	5.40	1.06

Class B Shares	Actual		1,000.00	1,042.70	9.06	1.76
	Hypothetical	[b]	1,000.00	1,016.33	8.94	1.76

Class C Shares	Actual		1,000.00	1,041.80	9.06	1.76
	Hypothetical	[b]	1,000.00	1,016.33	8.94	1.76

Class D Shares	Actual		1,000.00	1,046.60	4.28	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

Class R2 Shares	Actual		1,000.00	1,044.00	6.75	1.31
	Hypothetical	[b]	1,000.00	1,018.60	6.67	1.31

Institutional Class Shares	Actual		1,000.00	1,046.50	4.33	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

116 Annual Report 2010

Portfolio Summary	Nationwide Government Bond Fund

October 31, 2010

Asset Allocation

U.S. Government Mortgage Backed Agencies	28.6%
U.S. Treasury Bonds	22.9%
U.S. Treasury Notes	22.8%
Collateralized Mortgage Obligations	11.8%
Mutual Fund	8.2%
U.S. Government Sponsored & Agency Obligations	5.3%
Other assets in excess of liabilities	0.4%

100.0%

Top Holdings †

U.S. Treasury Note, 3.00%, 09/30/16	14.3%
U.S. Treasury Bond, 8.13%, 08/15/21	12.8%
U.S. Treasury Bond, 8.75%, 08/15/20	10.1%
U.S. Treasury Note, 3.13%, 01/31/17	8.6%
Invesco Liquid Assets Portfolio — Institutional Class	8.3%
Fannie Mae Pool, 5.63%, 06/01/12	7.4%
Fannie Mae Pool, 4.04%, 02/01/15	4.6%
Federal Home Loan Banks, 8.02%, 02/13/15	4.2%
Fannie Mae Pool, 6.84%, 04/01/20	3.1%
Freddie Mac REMICS, 5.00%, 02/15/23	2.7%
Other Holdings	23.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 117

Statement of Investments
October 31, 2010

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 11.8%
	Principal	Market
	Amount	Value

Fannie Mae Grantor Trust,
Series 2001-T2, Class B, 6.02%, 11/25/10	$3,127,000	$3,126,997
Fannie Mae REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	6,660	7,704
Series 1990-7, Class B, 8.50%, 01/25/20	20,767	24,952
Series 1993-16, Class Z, 7.50%, 02/25/23	87,099	101,084
Series 1993-226, Class PK, 6.00%, 12/25/23	781,747	863,459
Series 1998-73, Class MZ, 6.30%, 10/17/38	3,319,097	3,789,421
Series 2003-66, Class AP, 3.50%, 11/25/32	1,393,276	1,450,017
Fannie Mae-Aces
Series 1998-M4, Class D, 6.27%, 02/25/35	409,468	417,459
Series 2006-M2, Class A1F, 4.85%, 07/25/12 (a)	2,520,020	2,642,129
Freddie Mac REMICS
Series 1684, Class I, 6.50%, 03/15/24	1,378,806	1,490,759
Series 2296, Class H, 6.50%, 03/15/31	91,423	96,077
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	4,061,917

Total Collateralized Mortgage Obligations (cost $17,100,354)		18,071,975

U.S. Government Mortgage Backed Agencies 28.6%
Fannie Mae Pool
Pool # 460669 5.63%, 06/01/12	10,660,828	11,292,421
Pool # 463344 4.04%, 02/01/15	6,459,086	6,980,455
Pool # 381190
7.90%, 08/01/15	1,423,314	1,642,116
Pool # 383142
7.11%, 10/01/15	1,576,924	1,598,845
Pool # 380082
6.35%, 03/01/16	3,598,299	3,892,117
Pool # 385012
6.84%, 04/01/20	4,142,688	4,747,624
Pool # 874740
6.32%, 07/01/22	1,726,185	1,944,895
Pool # 874982
6.81%, 11/01/25	1,701,306	1,972,945
Pool # 385258
6.65%, 07/01/27	1,259,957	1,422,448
Pool # 387114
5.62%, 09/01/34	$1,152,501	$1,249,624
Pool # 773298
4.87%, 04/01/35 (a)	2,789,949	2,931,340
Pool # 745769
2.58%, 07/01/36 (a)	2,752,028	2,890,205
Pool # 813605
2.63%, 07/01/36 (a)	1,014,671	1,062,944

Total U.S. Government Mortgage Backed Agencies (cost $41,402,906)		43,627,979

U.S. Government Sponsored & Agency Obligations 5.3%
Federal Home Loan Banks
5.99%, 04/15/13	1,500,000	1,700,088
8.02%, 02/13/15	5,000,000	6,433,210

Total U.S. Government Sponsored & Agency Obligations (cost $7,161,022)		8,133,298

U.S. Treasury Bonds 22.9%
U.S. Treasury Bond
8.75%, 08/15/20	10,000,000	15,350,000
8.13%, 08/15/21	13,000,000	19,524,375

Total U.S. Treasury Bonds (cost $33,503,499)		34,874,375

U.S. Treasury Notes 22.8%
U.S. Treasury Note
3.00%, 09/30/16	20,000,000	21,660,940
3.13%, 01/31/17	12,000,000	13,040,628

Total U.S. Treasury Notes (cost $33,657,756)		34,701,568

118 Annual Report 2010

Mutual Fund 8.2%
		Market
	Shares	Value

Money Market Fund 8.2%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20%(b)	12,578,816	$12,578,816

Total Mutual Fund (cost $12,578,816)		12,578,816

Total Investments (cost $145,404,353) (c) — 99.6%		151,988,011

Other assets in excess of liabilities — 0.4%		543,328

NET ASSETS — 100.0%		$152,531,339

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 119

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Government Bond Fund

Assets:
Investments, at value (cost $145,404,353)	$151,988,011
Interest and dividends receivable	915,009
Receivable for capital shares issued	130,503
Prepaid expenses and other assets	29,256

Total Assets	153,062,779

Liabilities:
Distributions payable	20,821
Payable for capital shares redeemed	331,419
Accrued expenses and other payables:
Investment advisory fees	65,723
Fund administration fees	13,696
Distribution fees	16,145
Administrative servicing fees	27,345
Accounting and transfer agent fees	9,044
Trustee fees	903
Custodian fees	1,477
Compliance program costs (Note 3)	900
Professional fees	27,959
Printing fees	13,047
Other	2,961

Total Liabilities	531,440

Net Assets	$152,531,339

Represented by:
Capital	$140,761,739
Accumulated net investment loss	(287,739)
Accumulated net realized gains from investment transactions	5,473,681
Net unrealized appreciation/(depreciation) from investments	6,583,658

Net Assets	$152,531,339

Net Assets:
Class A Shares	$56,960,722
Class B Shares	1,161,026
Class C Shares	2,582,146
Class D Shares	90,169,759
Class R2 Shares	1,656,631
Institutional Class Shares	1,055

Total	$152,531,339

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,127,180
Class B Shares	104,454
Class C Shares	232,431
Class D Shares	8,114,568
Class R2 Shares	148,986
Institutional Class Shares	95

Total	13,727,714

The accompanying notes are an integral part of these financial statements.

120 Annual Report 2010

Nationwide
Government Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.11
Class B Shares (a)	$11.12
Class C Shares (b)	$11.11
Class D Shares	$11.11
Class R2 Shares	$11.12
Institutional Class Shares	$11.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.60
Class D Shares	$11.63

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 121

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Government Bond Fund

INVESTMENT INCOME:
Interest income	$5,755,198
Dividend income	12,157

Total Income	5,767,355

EXPENSES:
Investment advisory fees	770,197
Fund administration fees	165,626
Distribution fees Class A	137,946
Distribution fees Class B	11,877
Distribution fees Class C	26,089
Distribution fees Class R2	8,819
Administrative servicing fees Class A	82,096
Administrative servicing fees Class D	107,487
Administrative servicing fees Class R2	2,368
Registration and filing fees	58,434
Professional fees	32,282
Printing fees	41,416
Trustee fees	4,974
Custodian fees	10,214
Accounting and transfer agent fees	46,340
Compliance program costs (Note 3)	892
Other	11,729

Total expenses before earnings credit	1,518,786
Earnings credit (Note 5)	(594)

Net Expenses	1,518,192

NET INVESTMENT INCOME	4,249,163

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,777,152
Net change in unrealized appreciation/(depreciation) from investments	330,563

Net realized/unrealized gains from investments	6,107,715

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,356,878

The accompanying notes are an integral part of these financial statements.

122 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$4,249,163	$5,469,943
Net realized gains from investment transactions	5,777,152	2,301,600
Net change in unrealized appreciation from investments	330,563	7,477,476

Change in net assets resulting from operations	10,356,878	15,249,019

Distributions to Shareholders From:
Net investment income:
Class A	(1,646,742)	(1,727,798)
Class B	(28,222)	(32,534)
Class C	(61,962)	(58,631)
Class D	(3,107,494)	(3,590,839)
Class R2 (a)	(49,950)	(32,706)
Class X (b)	–	(8,099)
Class Y (b)	–	(5,095)
Institutional Class	(38)	(45)
Net realized gains:
Class A	(782,899)	(287,124)
Class B	(17,194)	(7,144)
Class C	(37,355)	(17,477)
Class D	(1,380,521)	(614,665)
Class R2 (a)	(28,486)	(3,422)
Class X (b)	–	(6,714)
Class Y (b)	–	(4,313)
Institutional Class	(18)	(7)

Change in net assets from shareholder distributions	(7,140,881)	(6,396,613)

Change in net assets from capital transactions	(7,968,276)	4,455,568

Change in net assets	(4,752,279)	13,307,974

Net Assets:
Beginning of year	157,283,618	143,975,644

End of year	$152,531,339	$157,283,618

Accumulated undistributed net investment loss at end of year	$(287,739)	$167,132

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,980,124	$22,086,286
Proceeds from shares issued in class conversion (b)	–	1,837,026
Dividends reinvested	2,345,691	1,832,681
Cost of shares redeemed	(14,610,883)	(17,334,690)

Total Class A	1,714,932	8,421,303

Class B Shares
Proceeds from shares issued	146,388	575,439
Dividends reinvested	19,410	13,404
Cost of shares redeemed	(344,838)	(395,327)

Total Class B	(179,040)	193,516

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 123

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,157,508	$2,386,983
Dividends reinvested	55,330	16,384
Cost of shares redeemed	(910,232)	(2,726,069)

Total Class C	302,606	(322,702)

Class D Shares
Proceeds from shares issued	10,333,110	20,964,311
Dividends reinvested	4,225,680	3,706,693
Cost of shares redeemed	(24,106,341)	(27,884,940)

Total Class D	(9,547,551)	(3,213,936)

Class R2 Shares (a)
Proceeds from shares issued	924,221	1,544,614
Dividends reinvested	13,509	9,307
Cost of shares redeemed	(1,196,723)	(294,884)

Total Class R2	(258,993)	1,259,037

Class X Shares (b)
Proceeds from shares issued	–	105,937
Dividends reinvested	–	14,590
Cost of shares redeemed in class conversion	–	(1,131,213)
Cost of shares redeemed	–	(171,518)

Total Class X	–	(1,182,204)

Class Y Shares (b)
Proceeds from shares issued	–	2,150
Dividends reinvested	–	8,065
Cost of shares redeemed in class conversion	–	(705,813)
Cost of shares redeemed	–	(3,900)

Total Class Y	–	(699,498)

Institutional Class Shares
Proceeds from shares issued	1,000	3
Dividends reinvested	56	49
Cost of shares redeemed	(1,286)	–

Total Institutional Class	(230)	52

Change in net assets from capital transactions	$(7,968,276)	$4,455,568

SHARE TRANSACTIONS:
Class A Shares
Issued	1,281,432	2,060,933
Issued in class conversion (b)	–	172,159
Reinvested	216,582	170,648
Redeemed	(1,343,229)	(1,614,038)

Total Class A Shares	154,785	789,702

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

124 Annual Report 2010

	Nationwide Government Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	13,386	53,835
Reinvested	1,776	1,247
Redeemed	(31,687)	(36,990)

Total Class B Shares	(16,525)	18,092

Class C Shares
Issued	106,449	222,009
Reinvested	5,118	1,526
Redeemed	(83,886)	(253,336)

Total Class C Shares	27,681	(29,801)

Class D Shares
Issued	948,197	1,952,791
Reinvested	390,207	345,043
Redeemed	(2,215,581)	(2,599,769)

Total Class D Shares	(877,177)	(301,935)

Class R2 Shares (a)
Issued	84,436	144,023
Reinvested	1,246	866
Redeemed	(109,843)	(27,464)

Total Class R2 Shares	(24,161)	117,425

Class X Shares (b)
Issued	–	9,795
Reinvested	–	1,363
Redeemed	–	(16,220)
Redeemed in class conversion	–	(106,104)

Total Class X Shares	–	(111,166)

Class Y Shares (b)
Issued	–	202
Reinvested	–	753
Redeemed	–	(368)
Redeemed in class conversion	–	(66,202)

Total Class Y Shares	–	(65,615)

Institutional Class Shares
Issued	93	–
Reinvested	5	5
Redeemed	(120)	–

Total Institutional Class Shares	(22)	5

Total change in shares	(735,419)	416,707

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 125

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2010 (d)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%	$56,960,722	1.14%	2.60%	1.14%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%	1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	–	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%	150.10%

Class B Shares
Year Ended October 31, 2010 (d)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%	$1,161,026	1.74%	2.02%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%	1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%	90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	–	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%	150.10%

Class C Shares
Year Ended October 31, 2010 (d)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%	$2,582,146	1.74%	2.01%	1.74%	91.55%
Year Ended October 31, 2009 (d)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%	1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%	90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	–	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%	150.10%

Class D Shares
Year Ended October 31, 2010 (d)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%	$90,169,759	0.86%	2.89%	0.86%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%	0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%	90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	–	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%	150.10%

Class R2 Shares(e)
Year Ended October 31, 2010 (d)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%	$1,656,631	1.37%	2.41%	1.37%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%	1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	–	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%	150.10%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

126 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Institutional Class Shares
Year Ended October 31, 2010 (d)	$10.87	0.32	0.45	0.77	(0.37)	(0.16)	(0.53)	–	$11.11	7.30%	$1,055	0.74%	3.02%	0.74%	91.55%
Year Ended October 31, 2009 (d)	$10.25	0.40	0.68	1.08	(0.39)	(0.07)	(0.46)	–	$10.87	10.67%	$1,272	0.74%	3.67%	0.74%	77.90%
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	–	(0.46)	–	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%	82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	–	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%	90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	–	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%	150.10%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 127

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Money Market Fund (Prime Shares) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Money Market Funds (consisting of 283 funds as of October 31, 2010) was 0.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the investments that provided the most positive relative returns for the Fund were holdings in the banking sector. In addition, asset-backed commercial paper was a beneficial area of investment in pursuit of positive relative returns for the Fund.

What areas of investment detracted from Fund performance?

Overnight securities were the only holdings that detracted from Fund performance during the reporting period. These securities were generally lower-yielding ones, but they were required for liquidity. No securities held by the Fund defaulted.

What is your outlook for the near term?

We remain on high alert for rising inflation and the onset of a new monetary tightening cycle. If it is still true that the Federal Reserve Board eventually gets what it wants, then it is only a matter of time before the central bank’s relentless and creative attempts at reflation (government efforts designed to stimulate the economy) succeed. In fact, the introduction of reverse repurchase agreements strongly implies that policymakers already are preparing to shrink the Federal Reserve’s balance sheet when the threat of deflation is extinguished and a self-sustaining recovery powered by private demand is under way. While levels of growth and employment remain unacceptably depressed, indications point to stabilization in the economy. In that regard, we were pleased to note that third-quarter 2010 earnings painted a reasonably healthy picture of corporate credit metrics.

Finally, a report from President Obama’s Working Group on Financial Markets reassured market participants that proposed financial reforms of the money market fund industry are not likely to be disruptive. The report outlined considerations that will be studied by the Financial Stability Oversight Committee, with the goal of strengthening the industry and bolstering investor confidence in the industry’s ability to withstand stresses such as those encountered in the wake of the 2008 financial crisis. In our view, the document appears to meet those important objectives.

Subadviser:
Federated Investment Management Co.

128 Annual Report 2010

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
 (For periods ended October 31, 2010)

	1 Yr.	5 Yr.	10 Yr.

Prime[1]	0.00%	2.40%	2.11%

Institutional Class[1]	0.00%	2.45%	2.17%

Service Class[1,2]	0.00%	2.32%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any sales charges.

[2]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Expense Ratios

	Gross
	Expense	Expense
	Ratio*	Ratio*

Prime	0.58%	0.58%

Institutional Class	0.49%	0.49%

Service Class	0.79%	0.75%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 129

Shareholder	Nationwide Money Market Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Money Market Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Prime Shares	Actual		1,000.00	1,000.00	1.76	0.35
	Hypothetical	[b]	1,000.00	1,023.44	1.79	0.35

Institutional Class Shares	Actual		1,000.00	1,000.00	1.76	0.35
	Hypothetical	[b]	1,000.00	1,023.44	1.79	0.35

Service Class Shares	Actual		1,000.00	1,000.00	1.76	0.35
	Hypothetical	[b]	1,000.00	1,023.44	1.79	0.35

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

130 Annual Report 2010

Portfolio Summary	Nationwide Money Market Fund

October 31, 2010

Asset Allocation

Commercial Paper	60.1%
Certificates of Deposit	13.5%
U.S. Government Sponsored & Agency Obligations	12.3%
Mutual Funds	10.0%
Corporate Bonds	4.4%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries †

Banking	21.7%
Finance-Retail	20.5%
Government Agency	14.5%
Finance-Commercial	13.6%
Asset Management	10.0%
Finance-Automotive	8.6%
Treasury Securities	2.9%
Retail	2.3%
Diversified Financial Services	1.5%
Chemicals	1.4%
Other Industries	3.0%

100.0%

Top Holdings †

Federated Prime Cash Obligations Fund, Institutional Shares	5.5%
Federated Prime Obligations Fund, Institutional Shares	4.5%
Federal Home Loan Mortgage Corp., 0.35%, 01/09/12	3.8%
Chariot Funding LLC, 0.22%, 11/01/10	3.6%
Barclays Bank PLC, 0.51%, 01/21/11	3.3%
Federal Home Loan Banks, 0.16%, 07/20/11	2.5%
Toyota Motor Credit Corp., 0.54%, 12/06/10	2.5%
Straight-A Funding LLC, 0.24%, 12/06/10	2.4%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	2.3%
Atlantic Asset Securitization LLC, 0.27%, 01/10/11	2.2%
Other Holdings	67.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 131

Statement of Investments
October 31, 2010

Nationwide Money Market Fund

Certificates of Deposit 13.5%
	Principal	Market
	Amount	Value

Banking 13.5%
Bank of Montreal
0.50%, 08/16/11	$5,000,000	$5,000,000
0.47%, 09/02/11	5,000,000	5,000,000
0.35%, 10/24/11	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. - New York,
0.29%, 12/08/10	25,000,000	25,000,000
Barclays Bank PLC,
0.51%, 01/21/11	65,000,000	65,000,000
BNP Paribas,
0.43%, 03/18/11	30,000,000	30,000,000
Canadian Imperial Bank of Commerce - New York,
0.33%, 11/17/10	5,000,000	5,000,000
Credit Agricole Corporate and Investment Bank - New York
0.53%, 02/11/11	25,000,000	25,000,000
0.47%, 03/16/11	30,000,000	30,000,000
0.56%, 07/18/11	5,000,000	5,000,000
Rabobank Nederland NV - New York,
0.34%, 10/18/11	20,000,000	20,000,000
Societe Generale,
0.42%, 02/10/11	14,100,000	14,100,000
Toronto Dominion Bank - New York
0.26%, 12/09/10	8,000,000	8,000,000
0.40%, 09/07/11	25,000,000	25,000,000

Total Certificates of Deposit (cost $267,100,000)		267,100,000

Commercial Paper 60.1%
Banking 8.3%
Australia & New Zealand Banking Group Ltd.,
0.28%, 01/28/11 (a)	14,800,000	14,800,000
BNP Paribas Finance, Inc.,
0.32%, 02/23/11	40,000,000	39,959,467
Grampian Funding LLC,
0.25%, 11/01/10 (a)	10,000,000	10,000,000
ING US Funding LLC
0.34%, 11/02/10	15,000,000	14,999,858
0.25%, 12/07/10	7,500,000	7,498,163
Societe Generale North America, Inc.
0.65%, 01/19/11	35,000,000	34,950,076
0.41%, 03/15/11	6,589,000	6,578,944
0.41%, 03/18/11	26,000,000	25,959,433
0.40%, 04/14/11	10,000,000	9,981,778

		164,727,719

Chemicals 1.5%
BASF SE
0.21%, 12/15/10 (a)	25,000,000	24,993,584
0.22%, 12/28/10 (a)	3,760,000	3,758,690

		28,752,274

Diversified Financial Services 1.5%
General Electric Co.,
0.18%, 11/04/10	30,000,000	29,999,550

Finance-Automotive 8.6%
FCAR Owner Trust
0.80%, 01/05/11	25,000,000	24,963,889
0.30%, 01/12/11	5,000,000	4,997,000
0.45%, 04/01/11	15,100,000	15,071,499
0.45%, 04/26/11	20,000,000	19,956,000
Toyota Motor Credit Corp.
0.75%, 12/01/10	25,000,000	24,984,375
0.54%, 12/06/10	50,000,000	49,973,750
0.52%, 12/21/10	30,000,000	29,978,472

		169,924,985

Finance-Commercial 12.2%
Atlantic Asset Securitization LLC
0.41%, 11/01/10 (a)	20,000,000	20,000,000
0.22%, 11/04/10 (a)	5,000,000	4,999,908
0.29%, 11/16/10 (a)	8,000,000	7,999,033
0.26%, 12/03/10 (a)	23,000,000	22,994,685
0.27%, 01/10/11 (a)	43,000,000	42,977,425
Fairway Finance LLC
0.36%, 12/09/10 (a)	10,000,000	9,999,896
0.29%, 02/18/11 (a)	15,000,000	15,000,000
Market Street Funding LLC
0.21%, 11/01/10 (a)	30,001,000	30,001,000
0.23%, 11/02/10 (a)	14,274,000	14,273,909
0.28%, 01/05/11 (a)	10,000,000	9,994,944
0.27%, 01/11/11 (a)	28,981,000	28,965,568
Starbird Funding Corp.
0.25%, 11/19/10 (a)	10,000,000	9,998,750
0.24%, 11/24/10 (a)	13,666,000	13,663,905
0.27%, 12/13/10 (a)	10,600,000	10,596,661

		241,465,684

Finance-Retail 20.6%
Alpine Securitization
0.22%, 11/01/10 (a)	29,000,000	29,000,000
0.22%, 11/04/10 (a)	18,000,000	17,999,670
Barton Capital LLC,
0.28%, 11/09/10 (a)	40,070,000	40,067,507
Chariot Funding LLC,
0.22%, 11/01/10 (a)	72,578,000	72,578,000
Falcon Asset Securitization Co. LLC
0.20%, 11/01/10 (a)	39,000,000	39,000,000
0.21%, 11/02/10 (a)	30,000,000	29,999,825
0.25%, 11/26/10 (a)	25,900,000	25,895,503

132 Annual Report 2010

Commercial Paper (continued)
	Principal	Market
	Amount	Value

Finance-Retail (continued)

Jupiter Securitization Co. LLC,
0.26%, 12/10/10 (a)	$30,000,000	$29,991,550
Salisbury Receivables Co. LLC
0.24%, 11/03/10 (a)	15,000,000	14,999,800
0.24%, 11/19/10 (a)	15,000,000	14,998,200
Sheffield Receivables Corp.
0.27%, 12/01/10 (a)	18,439,000	18,434,851
0.30%, 01/04/11 (a)	25,000,000	24,986,667
0.30%, 01/11/11 (a)	10,000,000	9,994,083
0.32%, 01/14/11 (a)	40,000,000	39,973,689

		407,919,345

Food & Beverage 1.0%
Coca-Cola Co. (The),
0.25%, 02/07/11 (a)	20,000,000	19,986,389

Government Agency 5.1%
Straight-A Funding LLC
0.29%, 11/01/10	12,000,000	12,000,000
0.25%, 12/02/10	25,000,000	24,994,618
0.24%, 12/06/10	48,000,000	47,988,800
0.25%, 12/16/10	15,411,000	15,406,184

		100,389,602

Oil & Oil Finance 1.1%
ConocoPhillips Qatar Funding Ltd.
0.29%, 01/10/11 (a)	17,650,000	17,640,047
0.29%, 01/13/11 (a)	4,900,000	4,897,119

		22,537,166

Pharmaceuticals and Health Care 0.2%
Novartis Finance Corp.,
0.20%, 11/03/10 (a)	4,563,000	4,562,949

Total Commercial Paper (cost $1,190,265,663)		1,190,265,663

Corporate Bonds 4.4%
Finance-Commercial 1.4%
General Electric Capital Corp.
6.13%, 02/22/11	21,325,000	21,687,631
5.50%, 04/28/11	5,000,000	5,108,784
0.45%, 08/15/11(b)	1,000,000	999,847

		27,796,262

Pharmaceuticals and Health Care 0.7%
Roche Holdings, Inc.,
2.32%, 02/25/11 (a)(b)	14,400,000	14,492,145

Retail 2.3%
Wal-Mart Stores, Inc.,
4.13%, 02/15/11	45,000,000	45,479,201

Total Corporate Bonds (cost $87,767,608)		87,767,608

U.S. Government Sponsored & Agency Obligations 12.3%
Government Agency Securities 9.4%
Federal Home Loan Banks
0.16%, 07/20/11 (b)	50,000,000	49,989,072
0.40%, 11/25/11	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.,
0.35%, 01/09/12 (b)	75,000,000	74,963,854
Federal National Mortgage Association
0.18%, 03/01/11	30,000,000	29,981,833
0.17%, 08/11/11 (b)	27,200,000	27,187,239

		187,121,998

U.S. Treasury Notes 2.9%
U.S. Treasury Note
4.88%, 05/31/11	30,000,000	30,802,036
5.13%, 06/30/11	25,000,000	25,784,821

		56,586,857

Total U.S. Government Sponsored & Agency Obligations (cost $243,708,855)		243,708,855

Mutual Funds 10.0%
		Market
	Shares	Value

Asset Management 10.0%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.21% (c)	110,096,804	110,096,804
Federated Prime Obligations Fund, Institutional Shares, 0.20% (c)	88,324,915	88,324,914

Total Mutual Funds (cost $198,421,718)		198,421,718

Total Investments (cost $1,987,263,844) (d) — 100.3%		1,987,263,844

Liabilities in excess of other assets — (0.3)%		(5,631,555)

NET ASSETS — 100.0%		$1,981,632,289

2010 Annual Report 133

Statement of Investments (Continued)
October 31, 2010

Nationwide Money Market Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $764,515,952 which represents 38.58% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2010.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SE	European Public Limited Liability Company

The accompanying notes are an integral part of these financial statements.

134 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Money Market Fund

Assets:
Investments, at value (cost $1,987,263,844)	$1,987,263,844
Cash	3,391
Interest and dividends receivable	1,946,806
Receivable for capital shares issued	1,201,856
Prepaid expenses and other assets	146,674

Total Assets	1,990,562,571

Liabilities:
Payable for investments purchased	5,000,000
Payable for capital shares redeemed	3,108,459
Accrued expenses and other payables:
Investment advisory fees	437,349
Fund administration fees	80,114
Accounting and transfer agent fees	46,789
Trustee fees	11,404
Custodian fees	19,338
Compliance program costs (Note 3)	13,759
Professional fees	103,673
Printing fees	67,341
Other	42,056

Total Liabilities	8,930,282

Net Assets	$1,981,632,289

Represented by:
Capital	$1,983,256,230
Accumulated net realized losses from investment transactions	(1,623,941)

Net Assets	$1,981,632,289

Net Assets:
Prime Shares	$616,494,107
Institutional Class Shares	1,358,498,485
Service Class Shares	6,639,697

Total	$1,981,632,289

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	617,143,997
Institutional Class Shares	1,359,736,057
Service Class Shares	6,646,327

Total	1,983,526,381

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 135

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Money Market Fund

INVESTMENT INCOME:
Interest income	$6,322,414
Dividend income	355,557

Total Income	6,677,971

EXPENSES:
Investment advisory fees	7,845,506
Fund administration fees	1,639,131
Distribution fees Service Class	10,968
Administrative servicing fees Prime Class	756,263
Administrative servicing fees Service Class	18,280
Registration and filing fees	49,912
Professional fees	110,466
Printing fees	94,856
Trustee fees	84,347
Custodian fees	115,991
Accounting and transfer agent fees	123,811
Compliance program costs (Note 3)	12,181
Other	82,918

Total expenses before earnings credit, expenses waived and reimbursed	10,944,630

Earnings credit (Note 5)	(6,636)
Distribution fees voluntarily waived - Service Class (Note 3)	(10,968)
Investment advisory fees voluntarily waived (Note 3)	(3,473,565)
Administrative servicing fees voluntarily waived - Prime Class (Note 3)	(756,263)
Administrative servicing fees voluntarily waived - Service Class (Note 3)	(18,280)
Expenses reimbursed by adviser (Note 3)	(1,160)

Net Expenses	6,677,758

NET INVESTMENT INCOME	213

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	16,069

Net realized/unrealized gains from investments	16,069

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,282

The accompanying notes are an integral part of these financial statements.

136 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$213	$5,485,401
Net realized gains from investment transactions	16,069	7,072

Change in net assets resulting from operations	16,282	5,492,473

Distributions to Shareholders From:
Net investment income:
Prime Class	(1,043)	(1,279,296)
Institutional Class	(1,950)	(4,185,300)
Service Class	(9)	(18,532)

Change in net assets from shareholder distributions	(3,002)	(5,483,128)

Change in net assets from capital transactions	(234,506,968)	(405,593,839)

Change in net assets	(234,493,688)	(405,584,494)

Net Assets:
Beginning of year	2,216,125,977	2,621,710,471

End of year	$1,981,632,289	$2,216,125,977

Accumulated undistributed net investment income at end of year	$–	$2,789

CAPITAL TRANSACTIONS:
Prime Class Shares
Proceeds from shares issued	$302,598,487	$321,349,097
Dividends reinvested	807	1,260,567
Cost of shares redeemed	(283,287,119)	(384,612,896)

Total Prime Class	19,312,175	(62,003,232)

Institutional Class Shares
Proceeds from shares issued	332,119,025	364,746,188
Dividends reinvested	1,950	4,185,230
Cost of shares redeemed	(583,293,910)	(709,325,251)

Total Institutional Class	(251,172,935)	(340,393,833)

Service Class Shares
Proceeds from shares issued	1,855,541	5,168,737
Dividends reinvested	9	18,532
Cost of shares redeemed	(4,501,758)	(8,384,043)

Total Service Class	(2,646,208)	(3,196,774)

Change in net assets from capital transactions	$(234,506,968)	$(405,593,839)

SHARE TRANSACTIONS:
Prime Class Shares
Issued	302,598,487	321,349,097
Reinvested	807	1,260,567
Redeemed	(283,287,119)	(384,612,894)

Total Prime Class Shares	19,312,175	(62,003,230)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 137

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	332,119,025	364,746,188
Reinvested	1,950	4,185,230
Redeemed	(583,293,910)	(709,325,251)

Total Institutional Class Shares	(251,172,935)	(340,393,833)

Service Class Shares
Issued	1,855,541	5,168,737
Reinvested	9	18,532
Redeemed	(4,501,758)	(8,384,043)

Total Service Class Shares	(2,646,208)	(3,196,774)

Total change in shares	(234,506,968)	(405,593,837)

The accompanying notes are an integral part of these financial statements.

138 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions								Ratios / Supplemental Data

															Ratio of
													Ratio of	Ratio of	Expenses
	Net Asset						Capital						Expenses	Net Investment	(Prior to
	Value,	Net	Total	Net			Contributions		Net Asset			Net Assets	to Average	Income	Reimbursements)
	Beginning	Investment	from	Investment	Total		from		Value, End	Total		at End of	Net	to Average	to Average
	of Period	Income	Operations	Income	Distributions		Adviser		of Period	Return		Period	Assets	Net Assets	Net Assets (a)
Prime Shares
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–		–		$1.00	–		$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–		–		$1.00	0.19%		$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)		(0.03)	–	(c)	$1.00	2	.65%(d)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)		(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)		(0.04)	–		$1.00	4.35%		$359,066,782	0.59%	4.27%	0	.59%(e)

Institutional Class Shares
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–		–		$1.00	–		$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–		–		$1.00	0.21%		$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)		(0.03)	–	(c)	$1.00	2	.73%(d)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)		(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)		(0.04)	–		$1.00	4.40%		$1,271,826,097	0.54%	4.32%	0	.54%(e)

Service Class Shares
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–		–		$1.00	–		$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (b)	$1.00	–	–	–	–		–		$1.00	0.15%		$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)		(0.03)	–	(c)	$1.00	2	.57%(d)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)		(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)		(0.04)	–		$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	The amount is less than $0.005 per share.
(d)	Includes payment from the Investment Adviser, which increased total return by 0.26% (Note 3).
(e)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 139

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 2.57% versus 2.54% for its benchmark, the BofA Merrill Lynch (BofAML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 155 funds as of October 31, 2010) was 7.07% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s allocations to spread sectors were positive for relative returns during the reporting period. Through October 2010, allocations to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), credits, mortgage-backed securities (MBS) and Agency debt were significant sources of positive relative Fund performance; each sector had significant excess returns versus U.S. Treasuries.

Declines in interest rates across the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) contributed to relative Fund returns. The Federal Reserve Board’s efforts to support growth and combat high unemployment by keeping interest rates low were prevalent during this time frame. Modest economic growth, subdued inflation and continued distancing from prior years’ crisis environments allowed risk premiums to compress and aided Fund performance during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s exposure to U.S. Treasuries, the bottom-performing fixed-income asset class during the reporting period, detracted from relative Fund performance. Low absolute yield levels and the outlook for continued accommodative monetary policy by the Federal Reserve prompted investors to favor higher-yielding fixed-income sectors during the reporting period. The Fund’s duration, which was shorter than that of the benchmark for much of the reporting period, detracted from Fund performance as yields declined across the yield curve.

The Fund’s focus on higher-quality securities detracted from relative Fund performance versus the Fund’s Lipper peer group (some peer-group constituent funds utilize securities rated BBB and lower). Securities with lower ratings generally outperformed higher-rated securities during the reporting period as many investors took on additional risk in search of higher yields.

What is your outlook for the near term?

We believe that the U.S. economic recovery remains on shaky ground. Concerns linger about the potential for a double-dip recession as factors such as meager gross domestic product (GDP) growth, 25-year highs in unemployment and a weak housing sector weigh on consumer confidence. A few signs of stabilization and growth may be found, however, in new orders for capital goods, strength in exports and modestly expansive manufacturing activity.

Our base case forecast calls for the economy to experience growth of 1.5% to 2.5% in the next 12 months. Inflation should remain contained as factors such as high unemployment and slowing wage growth limit price pressures. The Federal Reserve is unlikely to raise interest rates this year and possibly during all of 2011.

The announcement of additional quantitative easing by the Fed, via new purchases of U.S. Treasury debt, has been met with mixed reviews. While short-term rates are expected to remain loosely pegged to the near-zero federal funds rate, it is unclear whether longer-term rates will rally based on the Fed’s asset purchases or rise as inflation expectations are ratcheted up. Longer-term concerns about surging fiscal deficits and accompanying debt issuance can weaken global investor appetite for U.S. debt.

In general, amid the conditions described above, we believe that there are attractive non-Treasury sectors capable of providing opportunities to garner attractive risk-adjusted returns. Asset-backed, commercial mortgage-backed and select corporate credits, including financials, are some examples of sectors that appear to afford value at this time. Risk premiums have narrowed significantly, yet uncertainty, volatility and downside risks still remain. Therefore, we will continue to focus on assets that can withstand a continued weak economic recovery while providing attractive relative returns.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

140 Annual Report 2010

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
 (For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	2.57%	4.04%	3.65%
	w/SC3	0.21%	3.56%	3.42%

Class C4	w/o SC2	2.18%	3.56%	3.38%
	w/SC5	1.43%	3.56%	3.38%

Institutional Class[6]		3.00%	4.33%	3.98%

Service Class[6]		2.48%	3.92%	3.59%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.04%	0.81%

Class C	1.53%	1.30%

Institutional Class	0.78%	0.55%

Service Class	1.17%	0.94%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, BofA Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 141

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Short Duration Bond Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,014.70	4.27	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,013.50	6.60	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30

Institutional	Actual		1,000.00	1,017.30	2.80	0.55
Class Shares	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55

Service	Actual		1,000.00	1,015.50	4.67	0.92
Class Shares	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.92

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

142 Annual Report 2010

Portfolio Summary	Nationwide Short Duration Bond Fund

October 31, 2010

Asset Allocation

U.S. Treasury Notes	25.5%
U.S. Government Sponsored & Agency Obligations	19.7%
Corporate Bonds	19.3%
Asset-Backed Securities	16.9%
Mutual Fund	7.2%
Collateralized Mortgage Obligations	5.7%
Commercial Mortgage Backed Securities	5.6%
U.S. Government Mortgage Backed Agencies	1.6%
Sovereign Bond	0.5%
Liabilities in excess of other assets	(2	.0)%

	100.0%

Top Industries †

Diversified Financial Services	5.1%
Commercial Banks	2.7%
Pharmaceuticals	1.4%
Aerospace & Defense	1.3%
Insurance	1.2%
Personal Products	1.1%
Communications Equipment	0.9%
Food & Staples Retailing	0.9%
Software	0.7%
Air Freight & Logistics	0.6%
Other Industries	84.1%

100.0%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class	7.0%
U.S. Treasury Note, 1.38%, 02/15/13	4.2%
U.S. Treasury Note, 1.13%, 12/15/12	4.0%
U.S. Treasury Note, 1.75%, 07/31/15	3.8%
U.S. Treasury Note, 0.75%, 08/15/13	3.7%
Federal National Mortgage Association, 4.63%, 10/15/14	3.2%
Federal National Mortgage Association, 2.75%, 03/13/14	2.9%
U.S. Treasury Note, 1.00%, 03/31/12	2.8%
Federal Home Loan Mortgage Corp., 2.18%, 02/19/14	2.6%
Federal National Mortgage Association, 1.50%, 06/26/13	2.4%
Other Holdings	63.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 143

Statement of Investments
October 31, 2010

Nationwide Short Duration Bond Fund

Asset-Backed Securities 16.9%
	Principal	Market
	Amount	Value

Automobile 9.7%
Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, 05/15/14	$450,000	$454,926
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	247,586	247,792
Bank of America Auto Trust Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	300,000	308,869
Series 2010-2, Class A4, 1.94%, 06/15/17	465,000	477,218
BMW Vehicle Owner Trust, Series 2010-A, Class A4, 2.10%, 10/25/16	550,000	567,910
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	1,043,021
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	1,000,000	1,028,924
Ford Credit Auto Owner Trust, Series 2010-B, Class A3, 0.98%, 10/15/14	215,000	216,365
Honda Auto Receivables Owner Trust Series 2010-1, Class A4, 1.98%, 05/23/16	415,000	426,274
Series 2010-2, Class A4, 1.93%, 08/18/16	500,000	513,141
Hyundai Auto Receivables Trust Series 2010-A, Class A4, 2.45%, 12/15/16	425,000	442,340
Series 2010-B, Class A3, 0.97%, 04/15/15	575,000	577,549
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	641,615	657,892
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3, 1.27%, 12/16/13	125,000	126,083
Series 2010-A, Class A4, 1.86%, 05/16/16	275,000	280,643
USAA Auto Owner Trust Series 2008-1, Class A4, 4.50%, 10/15/13	1,000,000	1,027,397
Series 2010-1, Class A4, 2.14%, 09/15/15	350,000	360,576
World Omni Auto Receivables Trust Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	1,050,405
Series 2008-B, Class A3A, 5.13%, 04/15/13	481,046	489,940

		10,297,265

Credit Card 1.4%
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 03/15/13	1,000,000	1,008,762
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, 2.25%, 12/23/14	500,000	514,718

		1,523,480

Home Equity 0.9%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33 (b)	325,776	319,161
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32 (c)	656,019	653,355

		972,516

Other 4.9%
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	407,919	422,167
Consumer Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	523,419	557,600
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	600,000	641,177
GE Equipment Midticket LLC, Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	790,000	794,022
John Deere Owner Trust, Series 2010-A, Class A4, 2.13%, 10/17/16	550,000	567,629
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	700,000	746,311
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	502,616	519,740
PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	425,000	466,774
Volvo Financial Equipment LLC, Series 2010-1A, Class A3, 1.56%, 06/17/13 (a)	500,000	503,166

		5,218,586

Total Asset-Backed Securities (cost $17,677,597)		18,011,847

144 Annual Report 2010

Collateralized Mortgage Obligations 5.7%
	Principal	Market
	Amount	Value

Fannie Mae REMICS
Series 2002-82, Class XD, 5.00%, 07/25/16	$175,769	$177,316
Series 2004-80, Class LG, 4.00%, 10/25/16	378,704	381,702
Series 2010-50, Class AD, 3.00%, 01/25/24	485,431	497,152
Series 2010-57, Class AQ, 3.00%, 08/25/24	226,736	232,259
Freddie Mac REMICS
Series 2625, Class JD, 3.25%, 07/15/17	274,716	279,475
Series 2676, Class CV, 4.00%, 05/15/16	287,278	290,824
Series 2692, Class AB, 4.00%, 05/15/16	504,886	512,660
Series 3609, Class LE, 3.00%, 12/15/24	742,450	767,141
Series 3627, Class QG, 4.00%, 07/15/23	419,569	436,322
Series 3645, Class EH, 3.00%, 12/15/20	417,929	430,877
Series 3718, Class BC, 2.00%, 02/15/25	511,238	514,400
Series 3728, Class CA, 1.50%, 10/15/18	729,053	729,684
Government National Mortgage Association
Series 2004-22, Class BK, 3.47%, 04/20/34	153,994	154,881
Series 2004-76, Class QA, 4.00%, 01/20/34	672,979	701,017

Total Collateralized Mortgage Obligations (cost $6,072,610)		6,105,710

Commercial Mortgage Backed Securities 5.6%

Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3 4.80%, 01/12/41	515,243	531,718
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1 4.98%, 12/11/49	363,690	366,649
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2 5.51%, 04/10/38 (c)	890,330	898,888
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A2, 4.89%, 09/15/30	1,897,518	1,966,837
Series 2007-C1, Class A1, 5.39%, 02/15/40	400,867	409,076
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	527,501	528,084
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,222,623	1,249,044

Total Commercial Mortgage Backed Securities (cost $5,828,498)		5,950,296

Corporate Bonds 19.3%
Aerospace & Defense 1.3%
Boeing Co. (The), 1.88%, 11/20/12	250,000	255,851
United Technologies Corp., 4.88%, 05/01/15	1,000,000	1,148,505

		1,404,356

Air Freight & Logistics 0.6%
United Parcel Service, Inc., 3.88%, 04/01/14	600,000	657,171

Beverages 0.5%
PepsiCo, Inc., 3.75%, 03/01/14	500,000	543,667

Capital Markets 0.5%
State Street Corp., 2.15%, 04/30/12	500,000	513,148

Commercial Banks 2.7%
BNP Paribas,
0.69%, 04/08/13 (c)	500,000	498,201
US Bancorp
2.25%, 03/13/12	500,000	512,779
2.00%, 06/14/13	300,000	308,838
1.38%, 09/13/13	500,000	504,532
Wells Fargo & Co., 4.38%, 01/31/13	1,000,000	1,068,581

		2,892,931

Communications Equipment 1.0%
Cisco Systems, Inc., 5.25%, 02/22/11	1,000,000	1,014,715

Computers & Peripherals 0.4%
Hewlett-Packard Co., 4.50%, 03/01/13	400,000	433,028

2010 Annual Report 145

Statement of Investments (Continued)
October 31, 2010

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Consumer Finance 0.6%
John Deere Capital Corp., 1.88%, 06/17/13	$600,000	$616,088

Diversified Financial Services 5.2%
Bank of America Corp.,
3.70%, 09/01/15	1,000,000	1,007,943
Caterpillar Financial Services Corp.,
2.00%, 04/05/13	150,000	153,956
General Electric Capital Corp.
2.20%, 06/08/12	1,000,000	1,028,541
1.88%, 09/16/13	900,000	910,729
JPMorgan Chase & Co.
2.63%, 12/01/10	750,000	751,536
5.38%, 10/01/12	650,000	703,241
TIAA Global Markets, Inc.,
4.88%, 01/12/11 (a)	1,000,000	1,007,699

		5,563,645

Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,010,881

Information Technology Services 0.5%
International Business Machines Corp., 1.00%, 08/05/13	500,000	502,942

Insurance 1.3%
Berkshire Hathaway, Inc., Series 0001, 2.13%, 02/11/13	600,000	618,660
New York Life Global Funding, 1.85%, 12/13/13 (a)	700,000	714,732

		1,333,392

Media 0.5%
Walt Disney Co. (The), Series B, 6.20%, 06/20/14	500,000	587,101

Personal Products 1.2%
Colgate-Palmolive Co., 1.38%, 11/01/15	525,000	521,577
Procter & Gamble Co. (The), 1.38%, 08/01/12	700,000	710,114

		1,231,691

Pharmaceuticals 1.4%
Eli Lilly & Co., 3.55%, 03/06/12	200,000	207,528
GlaxoSmithKline Capital, Inc., 4.38%, 04/15/14	700,000	773,799
Pfizer, Inc., 2.24%, 03/15/11 (c)	500,000	503,724

		1,485,051

Software 0.7%
Microsoft Corp.,
1.63%, 09/25/15	190,000	190,847
Oracle Corp.,
4.95%, 04/15/13	500,000	551,022

		741,869

Total Corporate Bonds (cost $20,267,094)		20,531,676

U.S. Government Mortgage Backed Agencies 1.6%
Fannie Mae Pool
Pool # AA5563 4.00%, 06/01/24	475,232	498,133
Pool # AE5487 3.50%, 10/01/25	650,000	673,433
Freddie Mac Gold Pool
Pool # G13908, 4.00%, 10/01/25	492,197	516,301

Total U.S. Government Mortgage Backed Agencies (cost $1,689,988)		1,687,867

Sovereign Bond 0.5%

CANADA 0.5%
Province of Ontario Canada, 1.88%, 11/19/12	575,000	589,305

Total Sovereign Bond (cost $574,275)		589,305

U.S. Government Sponsored & Agency Obligations 19.7%

Federal Farm Credit Bank
3.88%, 08/25/11	750,000	772,040
Federal Home Loan Banks
1.88%, 06/21/13	1,000,000	1,035,113
Federal Home Loan Mortgage Corp.
2.88%, 11/23/10	1,500,000	1,502,635
5.50%, 09/15/11	1,750,000	1,829,590
1.75%, 06/15/12	750,000	766,747
0.88%, 10/28/13	2,000,000	2,013,324
2.18%, 02/19/14	2,750,000	2,876,415
Federal National Mortgage Association
3.63%, 08/15/11	1,000,000	1,026,418
1.50%, 06/26/13	2,500,000	2,561,220
2.75%, 03/13/14	3,000,000	3,197,712
4.63%, 10/15/14	3,000,000	3,420,045

Total U.S. Government Sponsored & Agency Obligations (cost $20,709,052)		21,001,259

146 Annual Report 2010

U.S. Treasury Notes 25.5%
	Principal	Market
	Amount	Value

U.S. Treasury Note
0.63%, 07/31/12	$2,000,000	$2,010,240
0.75%, 08/15/13	4,000,000	4,032,500
1.00%, 03/31/12	3,000,000	3,030,810
1.13%, 12/15/12	4,250,000	4,317,401
1.13%, 06/15/13	1,500,000	1,526,835
1.38%, 05/15/12	2,000,000	2,033,046
1.38%, 02/15/13	4,500,000	4,599,490
1.75%, 04/15/13	1,500,000	1,548,870
1.75%, 07/31/15	4,000,000	4,119,080

Total U.S. Treasury Notes (cost $26,773,601)		27,218,272

Mutual Fund 7.2%

	Shares	Market Value

Money Market Fund 7.2%
Invesco Liquid Assets Portfolio - Institutional Class, 0.20% (d)	7,620,907	7,620,907

Total Mutual Fund (cost $7,620,907)		7,620,907

Total Investments (cost $107,213,622) (e) — 102.0%		108,717,139

Liabilities in excess of other assets — (2.0)%		(2,157,591)

NET ASSETS — 100.0%		$106,559,548

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $3,328,488 which represents 3.12% of net assets.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2010.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of October 31, 2010.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 147

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Short Duration
Bond Fund

Assets:
Investments, at value (cost $107,213,622)	$108,717,139
Cash	25,275
Interest and dividends receivable	417,865
Receivable for capital shares issued	131,526
Prepaid expenses and other assets	28,857

Total Assets	109,320,662

Liabilities:
Payable for investments purchased	2,321,218
Distributions payable	24,505
Payable for capital shares redeemed	323,032
Accrued expenses and other payables:
Investment advisory fees	22,486
Fund administration fees	10,475
Distribution fees	24,408
Administrative servicing fees	2,014
Accounting and transfer agent fees	1,913
Trustee fees	1,525
Custodian fees	689
Compliance program costs (Note 3)	250
Professional fees	23,811
Printing fees	2,716
Other	2,072

Total Liabilities	2,761,114

Net Assets	$106,559,548

Represented by:
Capital	$107,935,786
Accumulated net investment loss	(101,672)
Accumulated net realized losses from investment transactions	(2,778,083)
Net unrealized appreciation/(depreciation) from investments	1,503,517

Net Assets	$106,559,548

Net Assets:
Class A Shares	$57,699,603
Class C Shares	6,731,059
Institutional Class Shares	801,159
Service Class Shares	41,327,727

Total	$106,559,548

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,643,506
Class C Shares	657,830
Institutional Class Shares	78,345
Service Class Shares	4,043,114

Total	10,422,795

The accompanying notes are an integral part of these financial statements.

148 Annual Report 2010

Nationwide
Short Duration
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.22
Class C Shares (a)	$10.23
Institutional Class Shares	$10.23
Service Class Shares	$10.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.46

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 149

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Short Duration
Bond Fund

INVESTMENT INCOME:
Interest income	$1,880,258
Dividend income	7,181

Total Income	1,887,439

EXPENSES:
Investment advisory fees	254,420
Fund administration fees	95,329
Distribution fees Class A	62,861
Distribution fees Class C	20,138
Distribution fees Service Class	109,889
Administrative servicing fees Class A	12,216
Administrative servicing fees Service Class	59,141
Registration and filing fees	49,582
Professional fees	26,774
Printing fees	12,654
Trustee fees	3,312
Custodian fees	4,728
Accounting and transfer agent fees	20,933
Compliance program costs (Note 3)	373
Other	8,401

Total expenses before earnings credit and expenses reimbursed	740,751
Earnings credit (Note 5)	(317)
Expenses reimbursed by adviser (Note 3)	(75,796)

Net Expenses	664,638

NET INVESTMENT INCOME	1,222,801

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	120,859
Net change in unrealized appreciation/(depreciation) from investments	511,712

Net realized/unrealized gains from investments	632,571

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,855,372

The accompanying notes are an integral part of these financial statements.

150 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,222,801	$1,963,245
Net realized gains from investment transactions	120,859	171,015
Net change in unrealized appreciation from investments	511,712	2,365,470

Change in net assets resulting from operations	1,855,372	4,499,730

Distributions to Shareholders From:
Net investment income:
Class A	(519,026)	(277,857)
Class C	(35,815)	(10,140)
IRA Class	–	(84,133)
Institutional Class	(26,061)	(28,226)
Service Class	(1,068,552)	(1,574,224)

Change in net assets from shareholder distributions	(1,649,454)	(1,974,580)

Change in net assets from capital transactions	38,810,794	(9,846,350)

Change in net assets	39,016,712	(7,321,200)

Net Assets:
Beginning of year	67,542,836	74,864,036

End of year	$106,559,548	$67,542,836

Accumulated net investment loss at end of year	$(101,672)	$(8,628)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$73,329,330	$5,031,553
Proceeds from shares issued in class conversion (a)	–	11,191,304
Dividends reinvested	426,435	225,668
Cost of shares redeemed	(31,401,400)	(2,478,691)

Total Class A	42,354,365	13,969,834

Class C Shares
Proceeds from shares issued	6,750,444	496,269
Dividends reinvested	28,016	6,669
Cost of shares redeemed	(601,105)	(218,715)

Total Class C	6,177,355	284,223

IRA Class Shares (a)
Proceeds from shares issued	–	62,130
Dividends reinvested	–	75,679
Cost of shares redeemed in class conversion	–	(11,191,304)
Cost of shares redeemed	–	(892,577)

Total IRA Class	–	(11,946,072)

Amounts designated as “–” are zero or have been rounded to zero.

(a) Effective January 30, 2009, IRA Class shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 151

Statements of Changes in Net Assets (Continued)

	Nationwide Short Duration Bond Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$270,367	$225,843
Dividends reinvested	25,833	26,116
Cost of shares redeemed	(411,909)	(231,238)

Total Institutional Class	(115,709)	20,721

Service Class Shares
Proceeds from shares issued	9,229,366	11,738,713
Dividends reinvested	1,065,177	1,471,781
Cost of shares redeemed	(19,899,760)	(25,385,550)

Total Service Class	(9,605,217)	(12,175,056)

Change in net assets from capital transactions	$38,810,794	$(9,846,350)

SHARE TRANSACTIONS:
Class A Shares
Issued	7,201,911	498,488
Issued in class conversion (a)		1,127,054
Reinvested	41,935	22,446
Redeemed	(3,086,952)	(246,185)

Total Class A Shares	4,156,894	1,401,803

Class C Shares
Issued	662,897	49,755
Reinvested	2,753	664
Redeemed	(59,102)	(21,747)

Total Class C Shares	606,548	28,672

IRA Class Shares (a)
Issued	–	6,259
Reinvested	–	7,668
Redeemed	–	(90,828)
Redeemed in class conversion	–	(1,127,008)

Total IRA Class Shares	–	(1,203,909)

Institutional Class Shares
Issued	26,523	22,456
Reinvested	2,541	2,608
Redeemed	(40,531)	(22,940)

Total Institutional Class Shares	(11,467)	2,124

Service Class Shares
Issued	907,247	1,179,382
Reinvested	104,819	147,315
Redeemed	(1,957,947)	(2,537,084)

Total Service Class Shares	(945,881)	(1,210,387)

Total change in shares	3,806,094	(981,697)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective January 30, 2009, IRA Class shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

152 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%	$57,699,603	0.85%	1.61%	0.95%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%	$15,176,169	0.75%	0.91%	0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%	$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	(0.37)	–	$9.97	4.86%	$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.87%	$958,610	0.71%	3.14%	0.81%	28.68%

Class C Shares
Year Ended October 31, 2010 (d)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%	$6,731,059	1.30%	1.12%	1.40%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%	$523,771	1.26%	2.30%	1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%	$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	(0.32)	–	$9.99	4.47%	$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	(0.29)	–	$9.88	3.52%	$141,729	1.18%	2.71%	1.28%	28.68%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%	$801,159	0.55%	2.14%	0.65%	65.72%
Year Ended October 31, 2009 (d)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%	$917,407	0.51%	3.10%	0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%	$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	(0.36)	–	$9.98	4.81%	$844,382	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	(0.36)	–	$9.87	4.13%	$5,354,369	0.46%	3.38%	0.56%	28.68%

Service Class Shares
Year Ended October 31, 2010 (d)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%	$41,327,727	0.94%	1.74%	1.04%	65.72%
Year Ended October 31, 2009 (d)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%	$50,925,489	0.91%	2.73%	1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%	$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	(0.40)	–	$9.98	5.22%	$56,176,559	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	(0.33)	–	$9.87	3.78%	$67,817,068	0.79%	3.05%	0.89%	28.68%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 153

Notes to Financial Statements
October 31, 2010

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Fund (“Nationwide”)
-	Nationwide Growth Fund (“Growth”)
-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value Fund (“Large Cap Value”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Money Market Fund (“Money Market”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy established are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

154 Annual Report 2010

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Most securities listed on a foreign exchange are valued either at fair value (see description below), generally categorized in Level 2 of the hierarchy, or at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments in Money Market Funds are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. For example, market quotations for a security are deemed “not readily available” if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

2010 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2010

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

Nationwide

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$810,474,470	$—	$—	$810,474,470
Mutual Fund	20,759,620	—	—	20,759,620
Repurchase Agreements	—	7,389,479	—	7,389,479

Total	$831,234,090	$7,389,479	$—	$838,623,569

Growth

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$142,263,701	$—	$—	$142,263,701
Mutual Fund	1,410,162	—	—	1,410,162

Total	$143,673,863	$—	$—	$143,673,863

International Value

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Aerospace & Defense	$553,874	$1,299,967	$—	$1,853,841
Auto Components	—	205,285	—	205,285
Automobiles	—	2,499,432	—	2,499,432
Beverages	—	960,061	—	960,061
Building Products	—	565,974	—	565,974
Capital Markets	—	1,951,542	—	1,951,542
Chemicals	1,158,822	1,795,609	—	2,954,431
Commercial Banks	1,379,321	14,265,873	—	15,645,194
Computers & Peripherals	—	1,316,354	—	1,316,354
Construction & Engineering	—	1,472,800	—	1,472,800
Consumer Finance	—	1,522,976	—	1,522,976
Diversified Telecommunication Services	—	6,632,624	—	6,632,624
Electric Utilities	—	4,540,961	—	4,540,961
Electrical Equipment	—	881,825	—	881,825
Electronic Equipment, Instruments & Components	747,957	—	—	747,957
Energy Equipment & Services	—	1,078,468	—	1,078,468
Food & Staples Retailing	—	2,736,147	—	2,736,147
Gas Utilities	—	573,996	—	573,996
Hotels, Restaurants & Leisure	—	1,059,734	—	1,059,734
Household Durables	—	2,460,436	—	2,460,436
Industrial Conglomerates	—	565,621	—	565,621
Information Technology Services	—	1,163,899	—	1,163,899
Insurance	690,264	5,764,678	—	6,454,942
Leisure Equipment & Products	—	185,211	—	185,211
Machinery	—	814,683	—	814,683
Media	—	3,196,932	—	3,196,932

156 Annual Report 2010

Asset Type	Level 1	Level 2	Level 3	Total

Metals & Mining	$916,487	$9,562,334	$—	$10,478,821
Multiline Retail	—	1,934,672	—	1,934,672
Multi-Utilities	—	288,789	—	288,789
Office Electronics	—	705,395	—	705,395
Oil, Gas & Consumable Fuels	4,491,930	10,175,674	—	14,667,604
Pharmaceuticals	—	9,477,647	—	9,477,647
Professional Services	—	793,229	—	793,229
Real Estate Management & Development	—	3,705,513	—	3,705,513
Road & Rail	—	1,124,881	—	1,124,881
Semiconductors & Semiconductor Equipment	—	1,009,664	—	1,009,664
Software	—	318,510	—	318,510
Specialty Retail	—	928,319	—	928,319
Textiles, Apparel & Luxury Goods	—	1,154,970	—	1,154,970
Tobacco	—	3,756,224	—	3,756,224
Trading Companies & Distributors	—	4,821,611	—	4,821,611
Wireless Telecommunication Services	—	3,925,824	—	3,925,824

Total Common Stocks	9,938,655	113,194,344	—	123,132,999

Forward Foreign Currency Contracts	—	159,406	—	159,406
Mutual Fund	1,377,957	—	—	1,377,957
Repurchase Agreements	—	3,219,151	—	3,219,151

Total Assets	$11,316,612	$116,572,901	$—	$127,889,513

Liabilities:
Forward Foreign Currency Contracts	$—	$(341,306)	$—	$(341,306)

Total Liabilities	—	(341,306)	—	(341,306)

Total	$11,316,612	$116,231,595	$—	$127,548,207

Large Cap Value

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$14,779,729	$—	$—	$14,779,729
Mutual Fund	145,146	—	—	145,146

Total	$14,924,875	$—	$—	$14,924,875

U.S. Small Cap Value

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$37,268,381	$—	$—	$37,268,381
Mutual Fund	329,616	—	—	329,616
Rights	—	38,468	—	38,468

Total	$37,597,997	$38,468	$—	$37,636,465

2010 Annual Report 157

Notes to Financial Statements (Continued)
October 31, 2010

Bond

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$1,642,558	$—	$1,642,558
Collateralized Mortgage Obligations	—	18,112,913	—	18,112,913
Commercial Mortgage Backed Securities	—	5,218,552	—	5,218,552
Corporate Bonds	—	37,840,981	—	37,840,981
Municipal Bond	—	680,823	—	680,823
Mutual Fund	837,653	—	—	837,653
Sovereign Bond	—	579,936	—	579,936
U.S. Government Mortgage Backed Agencies	—	7,466,489	—	7,466,489
U.S. Government Sponsored & Agency Obligation	—	4,043,940	—	4,043,940
U.S. Treasury Bonds	—	6,167,622	—	6,167,622
U.S. Treasury Notes	—	8,562,227	—	8,562,227

Total	$837,653	$90,316,041	$—	$91,153,694

Enhanced Income

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$71,143,258	$—	$71,143,258
Collateralized Mortgage Obligations	—	51,957,961	—	51,957,961
Commercial Mortgage Backed Securities	—	6,970,906	—	6,970,906
Corporate Bonds	—	76,490,513	—	76,490,513
Mutual Fund	14,057,589	—	—	14,057,589
Sovereign Bonds	—	8,733,550	—	8,733,550
U.S. Government Mortgage Backed Agencies	—	1,986,105	—	1,986,105
U.S. Government Sponsored & Agency Obligations	—	4,527,548	—	4,527,548
U.S. Treasury Notes	—	9,078,865	—	9,078,865

Total	$14,057,589	$230,888,706	$—	$244,946,295

Government Bond

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Collateralized Mortgage Obligations	$—	$18,071,975	$—	$18,071,975
Mutual Fund	12,578,816	—	—	12,578,816
U.S. Government Mortgage Backed Agencies	—	43,627,979	—	43,627,979
U.S. Government Sponsored & Agency Obligations	—	8,133,298	—	8,133,298
U.S. Treasury Bonds	—	34,874,375	—	34,874,375
U.S. Treasury Notes	—	34,701,568	—	34,701,568

Total	$12,578,816	$139,409,195	$—	$151,988,011

158 Annual Report 2010

Money Market

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Certificates of Deposit	$—	$267,100,000	$—	$267,100,000
Commercial Paper	—	1,190,265,663	—	1,190,265,663
Corporate Bonds	—	87,767,608	—	87,767,608
Mutual Funds	198,421,718	—	—	198,421,718
U.S. Government Sponsored & Agency Obligations	—	243,708,855	—	243,708,855

Total	$198,421,718	$1,788,842,126	$—	$1,987,263,844

Short Duration Bond

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	18,011,847	$—	$18,011,847
Collateralized Mortgage Obligations	—	6,105,710	—	6,105,710
Commercial Mortgage Backed Securities	—	5,950,296	—	5,950,296
Corporate Bonds	—	20,531,676	—	20,531,676
Mutual Fund	7,620,907	—	—	7,620,907
Sovereign Bond	—	589,305	—	589,305
U.S. Government Mortgage Backed Agencies	—	1,687,867	—	1,687,867
U.S. Government Sponsored & Agency Obligations	—	21,001,259	—	21,001,259
U.S. Treasury Notes	—	27,218,272	—	27,218,272

Total	$7,620,907	$101,096,232	$—	$108,717,139

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Value

Rights

Balance as of 10/31/09	$—

Accrued Accretion/(Amortization)	—

Change in Unrealized Appreciation/(Depreciation)	—

Net Purchases/(Sales)	—

Transfers Into Level 3	—

Transfers Out of Level 3	—

Balance as of 10/31/10	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

For the year ended October 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Nationwide and International Value engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of

2010 Annual Report 159

Notes to Financial Statements (Continued)
October 31, 2010

exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

International Value is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund enters into forward foreign currency contracts and is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

International Value’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following is a summary of each Fund’s derivative instruments categorized by risk exposure as of October 31, 2010:

Fair Values of Derivative Instruments as of October 31, 2010

International Value

Derivatives not accounted for as hedging instruments

Statement of Assets and Liabilities Location		Fair Value

Assets:
Forward foreign currency contracts	Receivables — Unrealized appreciation from forward foreign currency contracts	$159,406

Total		$159,406

Liability Derivatives

Liabilities:
Forward foreign currency contracts	Payable — Unrealized appreciation from forward foreign currency contracts	$(341,306)

Total		$(341,306)

160 Annual Report 2010

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2010

International Value

Derivatives not accounted for as hedging instruments

Total

Forward foreign currency contracts	$1,315,613

Total	$1,315,613

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended October 31, 2010

International Value

Total

Forward foreign currency contracts	$(191,867)

Total	$(191,867)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the year ended October 31, 2010.

(d)	Cash Overdraft

As of October 31, 2010, International Value had an overdrawn balance of $645,364 with Funds’ custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(e)	Repurchase Agreements

Nationwide and International Value entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. A Fund may transfer uninvested cash balances into a pooled cash account whose assets invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2010 Annual Report 161

Notes to Financial Statements (Continued)
October 31, 2010

(g)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2010, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Nationwide	$7,274,562	$7,389,479

International Value	3,062,192	3,219,151

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Enhanced Income, Government Bond, Money Market and Short Duration Bond, and are declared and paid quarterly for Nationwide, Growth, International Value, Large Cap Value and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2010 are primarily attributable to foreign currency, capital loss carryforward expiration, REITs, NOLs and overdistributions. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

162 Annual Report 2010

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the funds, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of each subadviser.

2010 Annual Report 163

Notes to Financial Statements (Continued)
October 31, 2010

The subadviser for each Fund is as follows:

Fund	Subadviser

Nationwide	Diamond Hill Capital Management, Inc.(a)
Aberdeen Asset Management, Inc.

Growth	Turner Investment Partners, Inc.(b)

International Value	AllianceBernstein LP

Large Cap Value	NorthPointe Capital, LLC

U.S. Small Cap Value	Dimensional Fund Advisors LP

Bond	Nationwide Asset Management, LLC (“NWAM”)(c)

Enhanced Income	Morley Capital Management, Inc. (“Morley”)

Government Bond	NWAM(c)

Money Market	Federated Investment Management Company

Short Duration Bond	Morley

(a)	Diamond Hill Capital Management, Inc. became a subadviser to Nationwide effective October 18, 2010.

(b)	Turner Investment Partners, Inc. became subadviser to Growth effective October 18, 2010. Prior to October 18, 2010, Aberdeen Asset Management Inc. was subadviser to the Fund.

(c)	Nationwide Asset Management, LLC is an affiliate of NFA.

164 Annual Report 2010

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2010, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total Fees
Fund	Fee Schedule	(Annual Rate)

Nationwide and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

U.S. Small Cap Value	All Assets	0.95%

Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%

Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $4,663,798 of which $425,570 was paid to an affiliated subadviser, for the year ended October 31, 2010.

2010 Annual Report 165

Notes to Financial Statements (Continued)
October 31, 2010

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Growth(a)	Class A	1.12%
	Class B	1.12%
	Class C	1.12%
	Class D	1.12%
	Class R2	1.12%
	Institutional Service Class	1.12%
	Institutional Class	1.12%

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

U.S. Small Cap Value	All Classes	1.09%

Bond	All Classes	0.75%

Enhanced Income	All Classes	0.45%

Money Market	Prime	0.59%
	Institutional Class	0.59%
	Service Class(b)	0.59%

Short Duration Bond	All Classes	0.55%

(a)	Effective March 1, 2010, the Fund Operating Expenses of Growth were limited to 1.12% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses).

(b)	In addition, with respect to Service Class Shares, Money Market’s Operating Expenses are limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Trust’s Administrative Service Plan.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

166 Annual Report 2010

As of October 31, 2010, the cumulative potential reimbursements of the following Funds, listed by the year in which NFA waived or reimbursed fees or expenses to a Fund, were:

	Fiscal Year		Fiscal Year	Fiscal Year
	2008		2009	2010
Fund	Amount		Amount	Amount	Total

Nationwide	N/A		N/A	N/A	N/A

Growth	N/A		N/A	2	2

International Value	$70,312	(a)	$17,085	54,511	141,908

Large Cap Value	7,575		64,076	99,794	171,445

U.S. Small Cap Value	50,475	(a)	83,922	110,290	244,687

Bond	—	(b)	58,134	90,267	148,401

Enhanced Income	115,330		34,196	116,715	266,241

Money Market	N/A		188	1,160	1,348

Short Duration Bond	—		125,533	75,796	201,329

N/A — Not Applicable

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from December 21, 2007 (commencement of operations) to October 31, 2008.

(b)	For the period from February 28, 2008 (commencement of operations) to October 31, 2008.

During the year ended October 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

In addition, NFA voluntarily agreed to waive from Nationwide and Growth its Investment Advisory Fee in an amount equal to $3,832 and $5,838 for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for the services provided under this agreement are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule

Up to $25 billion	0.025%

$25 billion and more	0.020%

2010 Annual Report 167

Notes to Financial Statements (Continued)
October 31, 2010

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for the services provided under this agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust paid out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $30 per customer per year.

NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider’s fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R2, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds (except Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets for the Fund’s Class A and Service Class shares.

168 Annual Report 2010

For the year ended October 31, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Nationwide	$318,407

Growth	3,853

International Value	314,836

Large Cap Value	15,682

U.S. Small Cap Value	82,046

Bond	45,552

Enhanced Income	3,447

Government Bond	191,951

Money Market	774,543

Short Duration Bond	71,357

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These cost are allocated based upon each Fund’s relative net assets. For the year ended October 31, 2010, the Funds’ portion of such costs amounted to $21,532.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Growth	0.25%	1.00%	1.00%	0.50%	N/A

International Value	0.25%	N/A	1.00%	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A

Bond	0.25%	1.00%	1.00%	0.50%	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales

2010 Annual Report 169

Notes to Financial Statements (Continued)
October 31, 2010

charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2010, NFD received commissions of $304,272 from front-end sales charges of Class A and Class D shares and from CDSCs from Class B and Class C shares of the Funds, of which $178,326 was re-allowed to affiliated broker-dealers of the Funds.

During the year ended October 31, 2010, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $3,473,565. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $10,968. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $774,543. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of October 31, 2010, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Nationwide	46.68%

Growth	5.51

International Value	99.68

Large Cap Value	44.36

U.S. Small Cap Value	99.68

Bond	35.19

Enhanced Income	96.88

Government Bond	64.23

Money Market	92.16

Short Duration Bond	27.16

4. Redemption Fees

The Funds (except for Enhanced Income and Money Market) assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within the minimum holding period, which is 30 calendar days from the date of purchase for Nationwide, Growth and Large Cap Value; 90 calendar days for International Value and U.S. Small Cap Value; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

170 Annual Report 2010

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts

Nationwide	$16,152

Growth	3,442

International Value	503

Large Cap Value	185

U.S. Small Cap Value	182

Bond	1

Enhanced Income	N/A

Government Bond	4

Money Market	N/A

Short Duration Bond	3,250

N/A — Not Applicable

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amounts

Nationwide	$1,777

Growth	1,392

International Value	—

Large Cap Value	557

U.S. Small Cap Value	26

Bond	402

Enhanced Income	N/A

Government Bond	120

Money Market	N/A

Short Duration Bond	1,088

Amounts designated as “—” is zero or has been rounded to zero.

N/A — Not Applicable

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any

2010 Annual Report 171

Notes to Financial Statements (Continued)
October 31, 2010

offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended October 31, 2010, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Nationwide	$495,112,274	$456,941,751

Growth	196,061,768	205,862,880

International Value	62,034,846	71,683,514

Large Cap Value	14,091,364	16,986,620

U.S. Small Cap Value	12,242,139	6,561,205

Bond	40,433,048	34,873,254

Enhanced Income	175,148,801	141,310,285

Government Bond	133,848,626	151,970,539

Short Duration Bond	83,130,202	46,311,050

For the year ended October 31, 2010, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond	$3,739,508	$1,967,456

Enhanced Income	7,559,827	15,885,250

Government Bond	111,689,786	79,254,025

Money Market	57,185,425	—

Short Duration Bond	34,041,835	23,704,414

Amounts designated as “—” is zero or has been rounded to zero.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REITs and Real Estate Investments. Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage

172 Annual Report 2010

funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Credit and Market Risk. Certain Funds may invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by a Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

As of October 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Nationwide	42.50%	2

Growth	N/A	N/A

International Value	90.71	1

Large Cap Value	45.44	2

U.S. Small Cap Value	90.09	1

Bond	35.19	2

Enhanced Income	96.57	4

Government Bond	64.23	2

Money Market	87.93	2

Short Duration Bond	38.51	2

N/A — Not Applicable

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

2010 Annual Report 173

Notes to Financial Statements (Continued)
October 31, 2010

	Distributions paid from
		Net			Total
		Long-Term	Total Taxable	Return of	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid

Nationwide	$5,978,250	$—	$5,978,250	$—	$5,978,250

Growth	192,187	—	192,187	—	192,187

International Value	1,979,120	—	1,979,120	—	1,979,120

Large Cap Value	72,047	—	72,047	—	72,047

U.S. Small Cap Value	—	—	—	28,205	28,205

Bond	3,699,148	—	3,699,148	—	3,699,148

Enhanced Income	4,927,029	—	4,927,029	—	4,927,029

Government Bond	5,947,596	1,312,025	7,259,621	—	7,259,621

Money Market	3,002	—	3,002	—	3,002

Short Duration Bond	1,681,862	—	1,681,862	—	1,681,862

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from
		Net			Total
		Long-Term	Total Taxable	Return of	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid

Nationwide	$11,253,267	$—	$11,253,267	$—	$11,253,267

Growth	313,410	—	313,410	—	313,410

International Value	3,984	—	3,984	—	3,984

Large Cap Value	207,378	—	207,378	—	207,378

U.S. Small Cap Value	447,421	43	447,464	37,277	484,741

Bond	4,535,538	8,230	4,543,768	—	4,543,768

Enhanced Income	4,920,296	—	4,920,296	—	4,920,296

Government Bond	6,230,491	250,112	6,480,603	—	6,480,603

Money Market	5,483,128	—	5,483,128	—	5,483,128

Short Duration Bond	2,075,554	—	2,075,554	—	2,075,554

Amounts designated as “—” are zero or have been rounded to zero.

174 Annual Report 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Payable*	Other Losses	(Depreciation)**	(Deficit)

Nationwide	$825,063	$—	$825,063	$—	$(369,698,059)	$66,806,630	$(302,066,366)

Growth	75,716	—	75,716	—	(38,222,435)	15,569,350	(22,577,369)

International Value	3,465,578	—	3,465,578	—	(50,513,709)	(4,622,175)	(51,670,306)

Large Cap Value	29,835	—	29,835	—	(7,090,461)	1,082,955	(5,977,671)

U.S. Small Cap Value	—	—	—	—	(486,608)	(741,615)	(1,228,223)

Bond	128,135	1,343,229	1,471,364	(284,106)	—	4,978,057	6,165,315

Enhanced Income	40,094	—	40,094	(293,009)	(5,997,136)	570,488	(5,679,563)

Government Bond	3,810,237	1,663,444	5,473,681	(287,739)	—	6,583,658	11,769,600

Money Market	—	—	—	—	(1,623,941)	—	(1,623,941)

Short Duration Bond	—	—	—	(101,672)	(2,778,083)	1,503,517	(1,376,238)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Nationwide	$771,817,471	$87,646,520	$(20,840,422)	$66,806,098

Growth	128,104,513	16,965,149	(1,395,799)	15,569,350

International Value	132,378,058	10,760,006	(15,407,957)	(4,647,951)

Large Cap Value	13,841,920	1,483,330	(400,375)	1,082,955

U.S. Small Cap Value	38,378,080	5,604,873	(6,346,488)	(741,615)

Bond	86,175,637	5,645,602	(667,545)	4,978,057

Enhanced Income	244,375,807	968,847	(398,359)	570,488

Government Bond	145,404,353	6,687,049	(103,391)	6,583,658

Money Market	1,987,263,844	—	—	—

Short Duration Bond	107,213,622	1,530,493	(26,976)	1,503,517

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report 175

Notes to Financial Statements (Continued)
October 31, 2010

As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires

Nationwide	$163,261,875	2016

Nationwide	206,436,184	2017

Growth	55,880,341	2010

Growth	16,123,790	2016

Growth	22,098,645	2017

International Value	7,287,982	2016

International Value	40,125,489	2017

International Value	3,100,238	2018

Large Cap Value	1,998,645	2016

Large Cap Value	5,091,816	2017

U.S. Small Cap Value	486,608	2017

Bond	—	—

Government Bond	—	—

Enhanced Income	1,947,216	2010

Enhanced Income	952,689	2011

Enhanced Income	1,507,694	2012

Enhanced Income	688,792	2014

Enhanced Income	603,783	2016

Enhanced Income	1,323,888	2017

Enhanced Income	920,290	2018

Money Market	922	2010

Money Market	1,623,941	2016

Short Duration Bond	337,242	2012

Short Duration Bond	1,446,234	2013

Short Duration Bond	798,570	2014

Short Duration Bond	60,208	2015

Short Duration Bond	135,829	2016

Amounts designated as “—” are zero or have been rounded to zero.

11. Subsequent Events

On September 14, 2010, the Board of Trustees adopted a Plan of Reorganization between the Large Cap Value Fund and the Nationwide Fund, each a series of the Trust, pending approval by shareholders of the Large Cap Value Fund, whereby the Large Cap Value Fund would be merged into the Nationwide Fund.

176 Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Fund, Nationwide Growth Fund, Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund and Nationwide Short Duration Bond Fund (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2010

2010 Annual Report 177

Supplemental Information
October 31, 2010 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the taxable year ended October 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Nationwide	100%

Growth	100%

Large Cap Value	100%

U.S. Small Cap Value	100%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Government Bond	$1,312,025

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2010, the foreign source income for each Fund was as follows:

Fund	Amount

International Value	$3,911,496

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2010, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share

International Value	$100,087	$0.0051

178 Annual Report 2010

Nationwide Fund

Approval of New Sub-Advisory Agreement

At the September 14, 2010 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the addition of Diamond Hill Capital Management, Inc. (“Diamond Hill”) as a sub-adviser to the Fund. Prior to the Board’s action with respect to the Fund, the Fund had featured both a quantitative sleeve and a fundamental sleeve, both sub-advised by Aberdeen Asset Management, Inc. (“Aberdeen”). At the meeting, NFA recommended eliminating the quantitative sleeve and retaining Aberdeen to manage 50% of the Fund’s assets, while hiring Diamond Hill to manage the rest of the Fund’s assets. The Trustees were provided with detailed materials relating to Diamond Hill in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Board reviewed the performance record of the Fund’s historical sleeves. The Board then reviewed Diamond Hill’s investment philosophy, as well as Diamond Hill’s fundamental investment process and historical composite performance record with respect to large cap equity investments. The Board also examined and considered the experience of the investment personnel of Diamond Hill that would be managing the Fund. The Trustees concluded that the nature, extent and quality of investment advisory services were appropriate and consistent with the terms of the proposed sub-advisory agreement and mutual fund industry norms. The Trustees also concluded that the investment performance of Diamond Hill had a reasonable prospect of being acceptable or better.

The Board reviewed the terms of the sub-advisory agreement and noted that the non-compensatory terms are substantially similar in all material respects to the terms of the sub-advisory agreements that the Trust currently has in place with other unaffiliated sub-advisers. The Board concluded that the terms were fair and reasonable.

The Board considered the sub-advisory fees and concluded that the costs of services were fair and reasonable in relation to the services and benefits provided to the Fund and would result in savings to shareholders. With respect to economies of scale, the Trustees noted that the proposed sub-advisory agreement contained breakpoints.

Based on this information, the Board, including all of the Independent Trustees, concluded that the approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders and unanimously approved the sub-advisory agreement. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision.

Nationwide Growth Fund

Approval of New Sub-Advisory Agreement

At the September 14, 2010 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the replacement of Aberdeen Asset Management, Inc. (“Aberdeen”) as a sub-adviser to the Fund with Turner Investment Partners Inc. (“Turner”). The Trustees were provided with detailed materials relating to Turner in advance of and at the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Board noted that the Fund’s portfolio manager, Christopher Baggini, had resigned from Aberdeen effective June 2010 to join Turner, triggering a review of the management of the Fund. The Board considered NFA’s recommendation to hire Turner as sub-adviser to the Fund, noting, among other factors, the desirability of retaining Mr. Baggini as a portfolio manager to the Fund as well as Turner’s growth investing capabilities. The Trustees concluded that the nature, extent and quality of investment advisory services were appropriate and consistent with the terms of the proposed sub-advisory agreements and mutual fund industry norms. The Trustees also concluded that the investment performance of Turner had a reasonable prospect of being acceptable or better.

The Board reviewed the terms of the sub-advisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the sub-advisory agreements that the Trust currently has in place with other unaffiliated sub-advisers. The Board concluded that the terms were fair and reasonable.

2010 Annual Report 179

Supplemental Information (Continued)
October 31, 2010 (Unaudited)

The Board considered the sub-advisory fees and concluded that the costs of services were fair and reasonable in relation to the services and benefits provided to the Fund and would result in savings to shareholders. With respect to economies of scale, the Trustees noted that the proposed sub-advisory agreement contained breakpoints.

Based on this information, the Board, including all of the Independent Trustees, concluded that the approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders and unanimously approved the sub-advisory agreement. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision.

180 Annual Report 2010

Management Information
October 31, 2010 (Unaudited)

Trustees and Officers of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2010 Annual Report 181

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

182 Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report 183

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

184 Annual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

AR-CORE 12/10

Nationwide Mutual Funds
AnnualReport
October 31, 2010

Index Funds
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

AnnualReport
October 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

Index Funds
5	Nationwide Bond Index Fund
39	Nationwide International Index Fund
68	Nationwide Mid Cap Market Index Fund
84	Nationwide S&P 500 Index Fund
104	Nationwide Small Cap Index Fund

135	Notes to Financial Statements

153	Report of Independent Registered Public Accounting Firm

154	Supplemental Information

155	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2010

Dear Shareholder:

During the past year, we watched the economy improve and move closer to recovery. It often seemed like we were taking two steps forward and then one step back again. Yet we witnessed encouraging progress, and with healing economic conditions we see opportunities for long-term investors.

This is a good time to re-evaluate your financial household. Consider the many options available to help you keep your investment plan on track. Talk with your financial advisor, ask questions and commit to increasing your financial literacy. Setting specific investment goals and following a consistent strategy are the keys to long-term investment success.

So far, travel conditions have made the journey to recovery slow, bumpy and unpredictable, and there are no guarantees that the road ahead will be a smooth one. Although the National Bureau of Economic Research recently announced that the recession ended in June 2009, we need only look at the ailing housing market, high unemployment rate and low consumer confidence levels to understand that there is still more than enough economic pain to go around. Even so, the good news is that the equity markets have posted overall gains, and many leading economic indicators are more positive than they were a year ago. For the one-year reporting period ended October 31, 2010, the Standard & Poor’s 500® (S&P 500) Index returned 16.52%.

Looking ahead, we are cautiously optimistic. As always, we are dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Funds Group

2010 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any Fund will be achieved.

Principal Risks

Nationwide Bond Index Fund — The Fund seeks to match the performance of an index. Generally, when interest rates go up, the value of fixed-income securities goes down. The Fund is subject to the same credit and liquidity risk, prepayment and call risk, extension risk, and mortgage-backed securities risk associated with the underlying bonds owned by the Fund. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund also is subject to foreign securities risk, risks associated with investing in derivatives, and portfolio turnover risk.

Nationwide International Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. This Fund also is subject to risks associated with investing in foreign securities and in derivatives. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. The Fund also is subject to risks associated with investing in stocks of mid-sized companies and derivatives.

Nationwide S&P 500 Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk and derivatives risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Investments in this Fund are subject to stock market risk. The Fund also is subject to risks associated with investing in derivatives, as well as small company stocks. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return

2 Annual Report 2010

performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued corporate debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Dow Jones (DJ) Equity All REIT Index: An unmanaged index that is a subgroup of the Dow Jones (DJ) Composite All REIT Index; measures the performance of publicly traded U.S. equity real estate investment trusts (REITs) in the DJ U.S. stock universe.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of these Funds’ fees for certain periods since inception, without which returns would have been lower. In addition, these Funds assess a redemption/exchange fee of 2.00% on all shares that are sold within 7 calendar days of purchase.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

2010 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2010.

In November 2009, U.S. corporate profits were improving, which helped extend a six-month equity market rally and boosted investor confidence. Higher-quality companies benefited throughout the first quarter of 2010, prompting economists to declare that the U.S. economy was finally recovering from the “Great Recession.” Modest improvements in sales, exports and job growth contributed to the positive momentum.

Along with the encouraging market news, however, economists also warned that the recovery most likely would be slow and uneven. The economy was still facing a high level of unemployment, and fiscal stress was hampering the efforts of federal, state and local governments. High budget deficits were putting a strain on social support systems. In addition, consumers continued to deleverage their weak balance sheets by decreasing personal spending and increasing the national savings rate.

By the end of the first quarter of 2010, government incentives for new housing purchases had ended, putting more pressure on the ailing residential housing market. With housing prices depressed, sales of homes and, consequently, the mobility of workers decreased as consumers were confronted with mortgages that were greater than the current market value of their homes.

During the second quarter, the pace of economic growth slowed and the markets experienced significant volatility. Residential housing and lending activity declined further, and many of the measures that had shown improvement toward the end of 2009, such as sales, exports and job growth, showed a declining rate of improvement. Although the level of unemployment remained elevated, the tender beginnings of continuous job growth became evident.

From a global perspective, the challenging economic situation in Greece caused fear and subsequently prompted a sharp correction in the markets worldwide. Investors feared that Greece’s problems would spread further across Europe, especially because similar economic conditions were plaguing Spain, Portugal, Ireland and Italy.

The third quarter of 2010 opened with investors still nervous about European economic prospects, and economists debating about whether or not a “double-dip” recession was looming. The National Bureau of Economic Research announced in late September that the “Great Recession” officially ended in June 2009. This positive news coupled with the recent economic data continued to reinforce indications that the path to a full recovery would be choppy and sluggish.

By the end of the third quarter, unemployment remained a concern; the number of discouraged workers (people who are unemployed but have stopped looking for work) had spiked by 206% since the recession began. The world markets worked to overcome a variety of global economic hurdles. Gradual improvement took place in the financial and household sectors, and corporate balance sheets as well as corporate real estate markets strengthened. As the fiscal year drew to a close, the problem was not lack of economic growth, but rather the very slow speed of recovery and pace of economic growth.

For the annual reporting period ended October 31, 2010, large-capitalization U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.52%. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 27.64%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 26.58%.

International stocks and international emerging market stocks made gains during the annual reporting period ended October 31, 2010. For the annual reporting period, international stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained 8.36% and emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, advanced 23.56%.

For the annual reporting period ended October 31, 2010, corporate investment-grade bonds and high-yield bonds fueled the fixed-income market, which reported sustained, steady strength throughout the fiscal year. Spreads for both corporate and high-yield bonds over Treasuries were wide compared with long-term averages. Even so, as investors clamored for yield, increased inflows of new dollars into these types of securities pushed yields down significantly. For the annual reporting period, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 8.03%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 11.54%, while the BofAML 10+ Year US Corporate Index returned 13.31% for the same reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 6.24%, while the Dow Jones (DJ) Equity All REIT Index returned 42.57% for the period.

4 Annual Report 2010

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2010, the Nationwide Bond Index Fund (Class A at NAV) returned 7.19% versus 8.03% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 159 funds as of October 31, 2010) was 12.74% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors of the BARCAP U.S. Aggregate Bond Index posting the strongest performance for the reporting period were commercial mortgage-backed securities (CMBS), with 21.63%, non-corporate sovereign debt, with 13.85%, and corporate bonds, with 11.61%. These sectors benefited from the continuation of accommodative policies by the Federal Reserve Board and the rally in risk assets.

What areas of investment detracted from Fund performance?

The Index sectors that posted the weakest returns for the reporting period were U.S. Agency, with 5.48%, U.S. mortgage-backed securities (MBS), with 5.99%, and U.S. government, with 6.88%.

What is your outlook for the near term?

The Federal Reserve’s Treasury purchases are intended to compel investors to move capital further out along the risk spectrum, which could potentially support fixed-income spread sectors as well as equities. Part of the Fed’s strategy, we believe, is not only to attempt to unlock capital that has been sidelined throughout the recovery but also to list risk asset prices to combat the wealth destruction resulting from the financial crisis. One commonly voiced concern that cannot be entirely discounted is the possibility that the Fed’s Treasury purchasing program known as “quantitative easing” will distort asset markets globally and create inflation in unexpected or unhelpful places. During the next several months, Fed Treasury purchases will absorb a significant amount of Treasury issuance, creating a type of feedback loop of asset scarcity. Private capital likely will be forced into a variety of risk assets.

Moreover, with the decline of the U.S. dollar, the developing world is experiencing dramatic growth of foreign currency reserves, which typically have been recycled into U.S. assets. This technical dynamic not only should provide tremendous support for higher-quality spread asset demand but also could run the risk of creating market-distorting inflation. Already we have seen a surge in global commodity prices, including the costs of essentials such as food and cotton, but this would not be the type of inflation the Fed hopes to see. There are some early indications, however, that the economic environment may be open to both monetary and fiscal policies that effectively could redirect the U.S. economy toward a more favorable growth trajectory. In particular, we have begun to see broad money supply measures show signs of life after a long period of dormancy. Banks are begrudgingly easing their lending standards and putting capital to work in the form of loans with alternatives (such as Treasuries, Agencies and MBS) offering relatively meager yields.

The implications of these market dynamics for investors are complex, but we think that, despite the rise in inflation expectations seen since Fed Chairman Ben Bernanke’s August 2010 Jackson Hole speech as well as the more recent rise in long-term Treasury yields, overall yield levels will continue to see downward pressure.

Subadviser:
 BlackRock Investment Management, LLC

Portfolio Managers:
 Scott Radell and Lee Sterne

2010 Annual Report 5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	7.19%	5.71%	5.77%
	w/SC3	1.05%	4.46%	5.15%

Class B4	w/o SC2	6.57%	5.07%	5.20%
	w/SC5	1.57%	4.74%	5.20%

Class C6	w/o SC2	6.57%	5.07%	5.20%
	w/SC7	5.57%	5.07%	5.20%

Institutional Class[1,8]		7.64%	6.11%	6.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Expense Ratios

Expense
Ratio*

Class A	0.71%

Class B	1.32%

Class C	1.32%

Institutional Class	0.32%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2010

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Index Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,049.90	3.26	0.63
	Hypothetical	[b]	1,000.00	1,022.03	3.21	0.63

Class B Shares	Actual		1,000.00	1,047.40	6.61	1.28
	Hypothetical	[b]	1,000.00	1,018.75	6.51	1.28

Class C Shares	Actual		1,000.00	1,047.40	6.61	1.28
	Hypothetical	[b]	1,000.00	1,018.75	6.51	1.28

Institutional Class	Actual		1,000.00	1,052.80	1.45	0.28
Shares	Hypothetical	[b]	1,000.00	1,023.79	1.43	0.28

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 7

Portfolio Summary	Nationwide Bond Index Fund

October 31, 2010

Asset Allocation

U.S. Government Mortgage Backed Agencies	32.3%
U.S. Treasury Notes	27.4%
Corporate Bonds	20.3%
U.S. Government Sponsored & Agency Obligations	6.5%
U.S. Treasury Bonds	4.6%
Mutual Fund	4.3%
Commercial Mortgage Backed Securities	3.2%
Sovereign Bonds	2.7%
Repurchase Agreements	1.1%
Yankee Dollars	0.7%
Municipal Bonds	0.4%
Asset-Backed Securities	0.2%
Liabilities in excess of other assets	(3	.7)%

	100.0%

Top Industries †

Diversified Financial Services	3.4%
Electric Utilities	1.6%
Commercial Banks	1.5%
Oil, Gas & Consumable Fuels	1.5%
Diversified Telecommunication Services	1.2%
Media	1.0%
Pharmaceuticals	1.0%
Capital Markets	1.0%
Insurance	0.9%
Metals & Mining	0.5%
Other Industries *	86.4%

100.0%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class	4.1%
U.S. Treasury Note, 1.38%, 02/15/13	1.8%
Fannie Mae Pool, 5.00%, 05/01/33	1.7%
U.S. Treasury Note, 1.38%, 09/15/12	1.6%
U.S. Treasury Note, 3.63%, 08/15/19	1.6%
U.S. Treasury Note, 2.50%, 03/31/15	1.6%
U.S. Treasury Note, 1.13%, 12/15/12	1.5%
Ginnie Mae I Pool TBA, 4.50%, 11/15/39	1.2%
U.S. Treasury Note, 4.25%, 11/15/17	1.2%
Fannie Mae Pool, 6.00%, 09/01/37	1.1%
Other Holdings *	82.6%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Bond Index Fund

Asset-Backed Securities 0.2%
	Principal	Market
	Amount	Value

Automobile 0.1%
Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, 01/15/14	$570,000	$575,638

Credit Card 0.1%
Citibank Credit Card Issuance Trust Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	874,288
Series 2008-C6, Class C6, 6.30%, 06/20/14	200,000	212,939

Home Equity 0.0%†
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.34%, 01/25/37 (a)	35,603	35,560

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	298,173

Total Asset-Backed Securities (cost $1,988,835)		1,996,598

Commercial Mortgage Backed Securities 3.2%

Banc of America Commercial Mortgage, Inc.
Series 2005-3, Class AM, 4.73%, 07/10/43	1,000,000	924,657
Series 2006-6, Class A4, 5.36%, 10/10/45	2,830,000	3,024,075
Series 2007-1, Class A4, 5.45%, 01/15/49	1,630,000	1,720,058
Series 2007-4, Class A4, 5.74%, 02/10/51 (a)	1,300,000	1,394,165
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,306,115
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.09%, 12/10/49 (a)	2,320,000	2,515,642
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	4,180,000	4,560,410
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.82%, 05/15/46 (a)	1,490,000	1,568,401
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)	2,133,000	2,307,605
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,569,917
Series 2006-LDP7, Class A4, 5.87%, 04/15/45 (a)	2,321,000	2,575,171
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	280,231
Series 2007-LD12, Class A2, 5.83%, 02/15/51	1,525,000	1,595,913
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4, 5.12%, 11/15/32 (a)	2,161,000	2,360,960
Series 2007-C1, Class A2, 5.32%, 02/15/40	1,535,000	1,579,987
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 5.69%, 04/15/49 (a)	1,490,000	1,552,080
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class C, 6.55%, 04/15/34	1,189,000	1,254,843
Series 2005-C20, Class APB, 5.09%, 07/15/42 (a)	1,946,881	2,078,714
Series 2006-C25, Class A5, 5.74%, 05/15/43 (a)	1,900,000	2,096,717
Series 2007-C33, Class A4, 5.90%, 02/15/51 (a)	1,395,000	1,464,736

Total Commercial Mortgage Backed Securities (cost $32,298,923)		37,730,397

Corporate Bonds 20.3%

Aerospace & Defense 0.4%
Boeing Co. (The), 4.88%, 02/15/20 (b)	600,000	680,138
General Dynamics Corp., 4.25%, 05/15/13	175,000	190,532
Goodrich Corp.
6.29%, 07/01/16	171,000	204,850
6.80%, 07/01/36	129,000	151,107
Honeywell International, Inc.
6.13%, 11/01/11	103,000	108,250
5.40%, 03/15/16	440,000	518,373
5.30%, 03/01/18	605,000	705,446
Lockheed Martin Corp., Series B, 6.15%, 09/01/36	196,000	223,500
Lockheed Martin Corp., 5.72%, 06/01/40 (c)	150,000	160,521
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	364,522
Northrop Grumman Systems Corp., 7.75%, 02/15/31	82,000	108,743

2010 Annual Report 9

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Aerospace & Defense (continued)

Raytheon Co.
6.40%, 12/15/18	$144,000	$176,506
3.13%, 10/15/20	250,000	245,272
7.00%, 11/01/28	92,000	115,434
Rockwell Collins, Inc.
4.75%, 12/01/13	205,000	224,716
5.25%, 07/15/19	70,000	78,780
United Technologies Corp.
4.88%, 05/01/15	460,000	528,312
6.13%, 07/15/38	400,000	469,929

		5,254,931

Air Freight & Logistics 0.0%†
United Parcel Service of America, Inc.
8.38%, 04/01/20	82,000	114,620
8.37%, 04/01/30 (d)	123,000	164,139
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	244,793

		523,552

Airlines 0.0%†
Southwest Airlines Co., 5.13%, 03/01/17	103,000	108,598

Auto Components 0.0%†
Johnson Controls, Inc., 4.88%, 09/15/13	123,000	134,146

Automobiles 0.1%
Daimler Finance North America LLC
7.30%, 01/15/12	271,000	290,117
6.50%, 11/15/13	338,000	389,345

		679,462

Beverages 0.4%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	22,394
5.00%, 03/01/19	164,000	180,510
5.75%, 04/01/36	151,000	159,330
6.00%, 11/01/41	103,000	110,944
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 01/15/20	600,000	681,236
Bottling Group LLC, 4.63%, 11/15/12	287,000	308,667
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	160,362
7.38%, 03/03/14	328,000	394,768
6.95%, 11/15/26	103,000	128,228
Diageo Capital PLC, 5.50%, 09/30/16	300,000	351,126
Diageo Finance BV, 5.30%, 10/28/15	451,000	521,529
Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29	144,000	184,379
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	235,591
PepsiCo, Inc.
7.90%, 11/01/18	500,000	670,403
3.13%, 11/01/20	200,000	196,859

		4,306,326

Biotechnology 0.1%
Amgen, Inc.
3.45%, 10/01/20	600,000	601,979
6.40%, 02/01/39	300,000	350,973
Celgene Corp., 3.95%, 10/15/20	250,000	249,380
Genentech, Inc., 5.25%, 07/15/35	62,000	64,180

		1,266,512

Capital Markets 1.0%
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	300,000	334,112
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14 (b)	256,000	291,668
5.30%, 10/30/15	123,000	138,387
4.65%, 07/02/18	246,000	258,305
Credit Suisse Guernsey, 5.86%, 05/15/17 (e)	300,000	293,625
Credit Suisse USA, Inc.
6.13%, 11/15/11	185,000	195,264
6.50%, 01/15/12	246,000	262,755
5.13%, 01/15/14	119,000	131,869
5.85%, 08/16/16	300,000	349,919
7.13%, 07/15/32	395,000	489,787
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	72,000	76,616
5.25%, 10/15/13	605,000	661,641
5.13%, 01/15/15	461,000	504,419
5.35%, 01/15/16	453,000	499,083
5.63%, 01/15/17	850,000	910,586
6.13%, 02/15/33 (b)	450,000	488,260
6.75%, 10/01/37	700,000	733,980
Jefferies Group, Inc.
6.88%, 04/15/21	250,000	266,084
6.25%, 01/15/36	123,000	112,810
Mellon Funding Corp., 5.00%, 12/01/14	185,000	207,208
Morgan Stanley
6.60%, 04/01/12	349,000	375,187
5.30%, 03/01/13	461,000	497,545
4.75%, 04/01/14 (b)	410,000	428,043
3.45%, 11/02/15	200,000	201,097
5.45%, 01/09/17	1,345,000	1,428,182
7.30%, 05/13/19	400,000	461,343

10 Annual Report 2010

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Capital Markets (continued)

5.63%, 09/23/19	$800,000	$840,047
7.25%, 04/01/32	226,000	253,901
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	224,743
UBS Preferred Funding Trust V, Series 1, 6.24%, 05/15/16 (e)	225,000	222,480

		12,138,946

Chemicals 0.3%
Albemarle Corp., 5.10%, 02/01/15	82,000	90,427
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	127,709
Dow Chemical Co. (The)
6.00%, 10/01/12	310,000	335,938
8.55%, 05/15/19	415,000	533,000
9.40%, 05/15/39	200,000	283,380
E.I. du Pont de Nemours & Co.
5.25%, 12/15/16	515,000	604,888
4.90%, 01/15/41	400,000	393,808
Eastman Chemical Co., 7.25%, 01/15/24	300,000	362,998
Lubrizol Corp.
5.50%, 10/01/14	196,000	219,367
6.50%, 10/01/34	103,000	108,946
Praxair, Inc., 3.95%, 06/01/13	123,000	132,250

		3,192,711

Commercial Banks 1.5%
BAC Capital Trust XI, 6.63%, 05/23/36	250,000	244,806
Bank of America NA
6.00%, 06/15/16	205,000	223,514
5.30%, 03/15/17	500,000	512,498
Bank One Corp.
5.25%, 01/30/13	103,000	110,995
8.00%, 04/29/27	202,000	250,002
BB&T Corp., 4.75%, 10/01/12	164,000	174,129
Charter One Bank NA, Series AI, 6.38%, 05/15/12	500,000	529,903
Comerica, Inc., 4.80%, 05/01/15	123,000	131,043
Credit Suisse New York, 4.38%, 08/05/20	500,000	514,433
Discover Bank, 7.00%, 04/15/20	300,000	331,107
Eksportfinans ASA, 5.50%, 05/25/16	267,000	314,993
HSBC Bank USA NA
4.63%, 04/01/14	410,000	439,603
5.88%, 11/01/34	498,000	504,097
5.63%, 08/15/35	250,000	243,301
HSBC Holdings PLC
6.50%, 05/02/36	500,000	534,134
6.50%, 09/15/37	300,000	322,015
JPMorgan Chase Bank NA
5.88%, 06/13/16	308,000	349,014
6.00%, 07/05/17	1,030,000	1,170,345
6.00%, 10/01/17	750,000	853,545
KeyBank NA
5.70%, 08/15/12	185,000	197,098
5.80%, 07/01/14	103,000	112,880
Korea Development Bank
5.75%, 09/10/13	82,000	90,416
3.25%, 03/09/16	500,000	502,627
Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	114,833
National City Corp., 4.90%, 01/15/15	246,000	271,534
PNC Funding Corp., 5.25%, 11/15/15	246,000	273,692
Regions Bank, 3.25%, 12/09/11	2,440,000	2,517,321
Royal Bank of Scotland PLC (The), 3.95%, 09/21/15	500,000	515,171
Sovereign Bank, 5.13%, 03/15/13	200,000	209,852
UBS AG/Stamford Branch
5.88%, 07/15/16	679,000	755,873
5.88%, 12/20/17	250,000	286,561
UnionBanCal Corp., 5.25%, 12/16/13	144,000	157,743
US Bancorp, 1.38%, 09/13/13	500,000	504,533
US Bank NA
4.95%, 10/30/14	185,000	207,804
4.80%, 04/15/15	92,000	102,832
Wachovia Bank NA
5.60%, 03/15/16	492,000	551,873
6.60%, 01/15/38	675,000	747,942
Wachovia Corp., 4.88%, 02/15/14	127,000	136,730
Wells Fargo & Co.
5.13%, 09/15/16	144,000	157,414
5.38%, 02/07/35	318,000	321,958
Wells Fargo Capital X, 5.95%, 12/15/36	350,000	326,061
Wells Fargo Capital XIII, 7.70%, 03/26/13 (e)	325,000	337,187
Westpac Banking Corp., 2.10%, 08/02/13	250,000	255,358

		17,408,770

2010 Annual Report 11

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Commercial Services & Supplies 0.2%
Pitney Bowes, Inc.
4.75%, 01/15/16	$205,000	$218,675
4.75%, 05/15/18	62,000	63,862
Republic Services, Inc., 5.25%, 11/15/21	600,000	665,576
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	85,716
6.13%, 01/15/17	400,000	420,543
Science Applications International Corp., 5.50%, 07/01/33	123,000	118,467
Waste Management, Inc.
6.38%, 11/15/12	144,000	158,829
6.38%, 03/11/15	800,000	939,791
7.00%, 07/15/28	113,000	130,887

		2,802,346

Communications Equipment 0.3%
American Tower Corp., 5.05%, 09/01/20	400,000	417,605
Cisco Systems, Inc.
5.50%, 02/22/16	750,000	888,041
4.95%, 02/15/19	835,000	949,664
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 02/15/21	750,000	777,084
Motorola, Inc., 7.50%, 05/15/25	144,000	169,944

		3,202,338

Computers & Peripherals 0.1%
Dell, Inc., 7.10%, 04/15/28	144,000	163,684
Hewlett-Packard Co.
6.50%, 07/01/12	208,000	227,580
5.50%, 03/01/18	835,000	981,607

		1,372,871

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	465,000	522,579
Lafarge SA, 6.50%, 07/15/16	185,000	204,854

		727,433

Consumer Finance 0.5%
American Express Co.
4.88%, 07/15/13	837,000	905,156
8.13%, 05/20/19	600,000	770,741
6.80%, 09/01/66 (a)	210,000	210,787
American Express Credit Corp., 2.75%, 09/15/15	400,000	403,416
Capital One Bank USA NA, 5.13%, 02/15/14	410,000	447,502
Capital One Financial Corp., 5.25%, 02/21/17	211,000	227,384
Caterpillar Financial Services Corp.
6.13%, 02/17/14	700,000	807,622
5.50%, 03/15/16	205,000	241,092
FIA Card Services NA, 7.13%, 11/15/12	140,000	152,008
HSBC Finance Corp.
7.00%, 05/15/12	264,000	285,180
5.25%, 04/15/15	185,000	203,252
SLM Corp., Series A, 5.38%, 05/15/14	759,000	761,231
SLM Corp., 8.45%, 06/15/18	150,000	157,127

		5,572,498

Diversified Financial Services 3.4%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,000,000	1,168,832
Associates Corp of North America, 6.95%, 11/01/18	236,000	266,659
AXA Financial, Inc., 7.00%, 04/01/28	92,000	95,854
Bank of America Corp.
2.10%, 04/30/12	1,675,000	1,717,801
4.88%, 09/15/12	201,000	211,144
4.88%, 01/15/13	451,000	475,930
4.75%, 08/01/15	431,000	454,603
5.25%, 12/01/15	513,000	541,128
5.63%, 10/14/16	440,000	471,475
5.63%, 07/01/20	250,000	259,235
Bank of America Corp., Series L, 5.65%, 05/01/18	3,635,000	3,825,779
Block Financial LLC, 7.88%, 01/15/13	100,000	103,302
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	104,205
Capital One Capital III, 7.69%, 08/15/36	175,000	177,625
Capital One Capital IV, 6.75%, 02/17/37 (a)	135,000	135,338
Citigroup Funding, Inc., 2.25%, 12/10/12 (b)	4,550,000	4,716,111
Citigroup, Inc.
6.00%, 02/21/12	103,000	109,017
5.25%, 02/27/12	850,000	893,468
5.63%, 08/27/12	205,000	216,832
5.50%, 10/15/14	1,100,000	1,202,849
5.30%, 01/07/16	1,321,000	1,428,456
5.85%, 08/02/16 (b)	287,000	314,980
5.38%, 08/09/20	500,000	526,234
6.63%, 06/15/32	232,000	237,355
5.88%, 02/22/33	82,000	77,791

12 Annual Report 2010

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Diversified Financial Services (continued)

5.85%, 12/11/34	$375,000	$369,732
5.88%, 05/29/37	200,000	196,428
Deutsche Bank AG, 4.88%, 05/20/13	1,000,000	1,087,402
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	136,886
Encana Holdings Finance Corp., 5.80%, 05/01/14	791,000	901,384
General Electric Capital Corp.
Series A, 5.88%, 02/15/12	41,000	43,531
Series A, 6.00%, 06/15/12	182,000	196,291
Series A, 6.75%, 03/15/32	867,000	967,070
General Electric Capital Corp.
1.88%, 09/16/13	1,000,000	1,011,921
4.88%, 03/04/15	431,000	476,487
5.00%, 01/08/16	205,000	226,130
5.40%, 02/15/17	415,000	458,517
5.63%, 09/15/17	1,150,000	1,289,432
6.15%, 08/07/37	750,000	780,158
6.38%, 11/15/67 (a)	700,000	693,000
Goldman Sachs Capital I, 6.35%, 02/15/34	200,000	191,209
Goldman Sachs Capital II, 5.79%, 06/01/12 (e)	400,000	343,500
JPMorgan Chase & Co.
6.63%, 03/15/12	447,000	480,144
3.70%, 01/20/15	605,000	639,758
4.75%, 03/01/15	176,000	196,326
5.15%, 10/01/15	349,000	385,380
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37	1,060,000	1,053,825
Kreditanstalt fuer Wiederaufbau
1.38%, 07/15/13	900,000	917,360
3.50%, 03/10/14	2,085,000	2,267,021
4.13%, 10/15/14	492,000	547,211
4.38%, 07/21/15	1,405,000	1,594,287
4.38%, 03/15/18	800,000	913,043
2.75%, 09/08/20	200,000	198,732
Landwirtschaftliche Rentenbank, 5.13%, 02/01/17	600,000	704,147
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	251,685
5.45%, 04/10/17	400,000	457,869
National Rural Utilities Cooperative Finance Corp., Series C, 8.00%, 03/01/32	111,000	145,630
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	414,000	466,069
4.88%, 02/16/16	250,000	287,611
Toyota Motor Credit Corp., 4.50%, 06/17/20	250,000	275,599
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	279,864

		41,162,642

Diversified Telecommunication Services 1.2%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	71,849
AT&T, Inc.
5.88%, 08/15/12	295,000	320,967
5.10%, 09/15/14	597,000	670,208
5.63%, 06/15/16	205,000	240,104
5.50%, 02/01/18	505,000	587,919
6.15%, 09/15/34	814,000	867,244
6.55%, 02/15/39	310,000	353,121
5.35%, 09/01/40 (c)	275,000	269,873
BellSouth Corp.
5.20%, 09/15/14	349,000	392,538
6.55%, 06/15/34	123,000	134,823
British Telecommunications PLC, 9.88%, 12/15/30	391,000	543,632
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	565,466
5.75%, 03/23/16	273,000	317,884
8.75%, 06/15/30	256,000	355,179
Embarq Corp.
7.08%, 06/01/16	92,000	105,049
8.00%, 06/01/36	450,000	491,676
France Telecom SA, 8.50%, 03/01/31	283,000	397,642
GTE Corp.
6.84%, 04/15/18	144,000	170,997
6.94%, 04/15/28	103,000	117,036
Qwest Corp., 8.38%, 05/01/16	925,000	1,114,625
Telecom Italia Capital SA
4.95%, 09/30/14	205,000	221,583
5.25%, 10/01/15	730,000	802,646
6.00%, 09/30/34	160,000	153,775
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	1,285,336
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	183,627
Verizon Communications, Inc.
4.90%, 09/15/15 (b)	410,000	468,714
8.75%, 11/01/18	600,000	824,879
6.35%, 04/01/19	650,000	797,553
5.85%, 09/15/35	82,000	87,046
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	224,829
7.38%, 09/01/12	363,000	405,946

2010 Annual Report 13

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Diversified Telecommunication Services (continued)

4.38%, 06/01/13	$256,000	$277,911
7.75%, 12/01/30	810,000	1,024,399

		14,846,076

Electric Utilities 1.6%
Alabama Power Co., 5.70%, 02/15/33	276,000	296,838
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	150,559
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	144,048
Arizona Public Service Co., 5.50%, 09/01/35	150,000	147,062
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	728,037
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	223,333
Commonwealth Edison Co.,
Series 98, 6.15%, 03/15/12	82,000	87,847
Commonwealth Edison Co., 6.15%, 09/15/17	750,000	884,681
Consolidated Edison Co. of New York, Inc.,
Series 02-B, 4.88%, 02/01/13	86,000	93,170
Consolidated Edison Co. of New York, Inc.,
Series 05-C, 5.38%, 12/15/15	123,000	144,058
Consolidated Edison Co. of New York, Inc.,
Series 08-A, 5.85%, 04/01/18	2,200,000	2,587,594
Consolidated Edison Co. of New York, Inc.,
Series 03-A, 5.88%, 04/01/33	82,000	88,735
Detroit Edison Co.(The), 3.45%, 10/01/20	500,000	503,588
Duke Energy Carolinas LLC
6.25%, 01/15/12	970,000	1,034,960
4.30%, 06/15/20	500,000	543,736
Duke Energy Corp., 5.05%, 09/15/19	600,000	667,248
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	103,168
Duke Energy Ohio, Inc., 5.70%, 09/15/12	29,000	31,549
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	50,687
Edison International, 3.75%, 09/15/17	500,000	516,195
Entergy Corp., 5.13%, 09/15/20	300,000	303,714
Entergy Gulf States, Inc., 5.25%, 08/01/15	56,000	56,006
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	215,727
Exelon Corp.
4.90%, 06/15/15	287,000	316,165
5.63%, 06/15/35	414,000	405,758
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	308,775
Florida Power & Light Co.
4.85%, 02/01/13	103,000	112,132
5.85%, 02/01/33	70,000	76,959
5.95%, 10/01/33	53,000	59,067
5.40%, 09/01/35	90,000	94,462
5.65%, 02/01/37	200,000	217,418
Florida Power Corp., 5.90%, 03/01/33	247,000	269,764
Georgia Power Co., Series K, 5.13%, 11/15/12	74,000	80,226
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	176,089
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	215,575
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	841,000	916,092
5.75%, 04/01/18	750,000	869,161
Ohio Power Co., Series K, 6.00%, 06/01/16	349,000	407,234
Ohio Power Co., Series G, 6.60%, 02/15/33	164,000	187,061
Oncor Electric Delivery Co. LLC
6.38%, 05/01/12	383,000	412,043
6.38%, 01/15/15	308,000	360,628
Pacific Gas & Electric Co.
4.80%, 03/01/14 (b)	328,000	362,416
5.80%, 03/01/37	150,000	162,883
6.25%, 03/01/39	300,000	346,548
PacifiCorp, 5.25%, 06/15/35	123,000	125,615
Progress Energy, Inc., 7.75%, 03/01/31	164,000	211,263
PSEG Power LLC
6.95%, 06/01/12	51,000	55,791
5.50%, 12/01/15	287,000	328,520
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	196,735

14 Annual Report 2010

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Electric Utilities (continued)

Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12	$135,000	$145,603
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	103,494
Scottish Power Ltd., 5.81%, 03/15/25	82,000	80,299
Southern California Edison Co., 6.00%, 01/15/34	123,000	139,822
Southern California Edison Co., Series 05-B, 5.55%, 01/15/36	164,000	175,677
Southern Co., 2.38%, 09/15/15	400,000	406,881
Southern Power Co., Series B, 6.25%, 07/15/12	174,000	189,239
Virginia Electric and Power Co., Series A, 5.40%, 01/15/16	103,000	121,034
Virginia Electric and Power Co., 5.95%, 09/15/17	750,000	888,186
Westar Energy, Inc., 6.00%, 07/01/14	185,000	212,746
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	44,457

		19,384,358

Electrical Equipment 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	57,000	64,918

Electronic Equipment, Instruments & Components 0.1%
Agilent Technologies, Inc., 6.50%, 11/01/17	575,000	663,617
Avnet Inc, 5.88%, 06/15/20	250,000	264,764

		928,381

Energy Equipment & Services 0.1%
EOG Resources, Inc., 5.63%, 06/01/19	130,000	153,331
Halliburton Co., 6.70%, 09/15/38	325,000	377,666
Hess Corp., 5.60%, 02/15/41	200,000	204,104
Nabors Industries, Inc.
5.38%, 08/15/12	29,000	30,715
5.00%, 09/15/20 (b)(c)	300,000	306,073
Transocean, Inc., 7.50%, 04/15/31	123,000	133,187

		1,205,076

Food & Staples Retailing 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	562,930
CVS Caremark Corp., 6.25%, 06/01/27	460,000	512,112
Kroger Co. (The)
6.20%, 06/15/12	164,000	177,673
7.50%, 04/01/31	178,000	224,653
5.40%, 07/15/40	400,000	397,037
Safeway, Inc.
5.80%, 08/15/12	144,000	155,432
5.63%, 08/15/14	123,000	140,035
5.00%, 08/15/19	155,000	168,580
3.95%, 08/15/20	100,000	99,833
Sysco Corp., 5.38%, 09/21/35	74,000	78,698
Wal-Mart Stores, Inc.
5.00%, 04/05/12	1,300,000	1,378,935
3.20%, 05/15/14	500,000	538,358
3.63%, 07/08/20	400,000	408,736
3.25%, 10/25/20	400,000	395,981
7.55%, 02/15/30	82,000	107,553
5.25%, 09/01/35	492,000	507,040

		5,853,586

Food Products 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	155,311
5.38%, 09/15/35	103,000	108,154
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	62,000	66,335
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (c)	123,000	134,823
Campbell Soup Co., 4.88%, 10/01/13	164,000	183,570
ConAgra Foods, Inc., 7.00%, 10/01/28	154,000	179,324
General Mills, Inc., 6.00%, 02/15/12	185,000	197,285
H.J. Heinz Finance Co.
6.00%, 03/15/12	150,000	160,173
6.75%, 03/15/32	62,000	71,068
Kellogg Co., Series B, 7.45%, 04/01/31	103,000	134,886
Kraft Foods, Inc.
5.63%, 11/01/11	326,000	341,040
6.00%, 02/11/13	200,000	221,949
6.13%, 02/01/18	375,000	441,757
6.50%, 11/01/31	131,000	147,369
7.00%, 08/11/37	310,000	372,744
6.88%, 02/01/38	300,000	355,945
Sara Lee Corp., 6.13%, 11/01/32	200,000	203,030

2010 Annual Report 15

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Food Products (continued)

Unilever Capital Corp., 5.90%, 11/15/32	$144,000	$166,749

		3,641,512

Gas Utilities 0.3%
AGL Capital Corp., 4.45%, 04/15/13	123,000	131,714
Atmos Energy Corp.
5.13%, 01/15/13	92,000	99,286
4.95%, 10/15/14	185,000	204,130
CenterPoint Energy Resources Corp., Series B, 7.88%, 04/01/13	246,000	283,293
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	445,569
Enbridge Energy Partners LP, 5.20%, 03/15/20	250,000	273,560
Enterprise Products Operating LLC, Series G, 5.60%, 10/15/14	656,000	740,928
Enterprise Products Operating LLC, 6.13%, 10/15/39	215,000	227,240
Southern California Gas Co., 4.80%, 10/01/12	267,000	284,119
Southern Natural Gas Co., 5.90%, 04/01/17 (c)	200,000	219,352
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	257,626
Williams Partners LP, 5.25%, 03/15/20	250,000	273,098

		3,439,915

Health Care Equipment & Supplies 0.2%
Baxter International, Inc.
4.63%, 03/15/15	53,000	59,615
5.38%, 06/01/18	835,000	974,036
Covidien International Finance SA, 6.00%, 10/15/17	940,000	1,112,858

		2,146,509

Health Care Providers & Services 0.3%
Aetna, Inc., 6.00%, 06/15/16	650,000	767,365
Johnson & Johnson, 2.95%, 09/01/20	100,000	100,763
Medco Health Solutions, Inc., 4.13%, 09/15/20	400,000	403,374
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	421,343
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	234,496
5.80%, 03/15/36	417,000	427,049
WellPoint, Inc.
5.00%, 12/15/14	598,000	666,037
5.25%, 01/15/16	226,000	256,700
5.95%, 12/15/34	82,000	84,445

		3,361,572

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp.
5.35%, 03/01/18	240,000	281,157
4.88%, 07/15/40	400,000	396,569
Yum! Brands, Inc., 6.88%, 11/15/37	400,000	461,344

		1,139,070

Household Durables 0.1%
Black & Decker Corp., 4.75%, 11/01/14	160,000	175,199
Fortune Brands, Inc., 5.38%, 01/15/16	585,000	625,766
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	106,815
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	103,956
Toll Brothers Finance Corp., 6.88%, 11/15/12	5,000	5,342

		1,017,078

Household Products 0.1%
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	217,143
4.88%, 08/15/15 (b)	710,000	818,417
Procter & Gamble Co. (The)
4.85%, 12/15/15	123,000	142,561
5.80%, 08/15/34	405,000	466,446

		1,644,567

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	235,000	267,822
General Electric Co., 5.00%, 02/01/13	946,000	1,026,694
Tyco Electronics Group SA, 6.55%, 10/01/17	300,000	350,235
Tyco International Finance SA, 4.13%, 10/15/14	600,000	654,825

		2,299,576

Information Technology Services 0.2%
International Business Machines Corp.
4.75%, 11/29/12	359,000	389,933
1.00%, 08/05/13	600,000	603,531
5.88%, 11/29/32	732,000	839,451

		1,832,915

16 Annual Report 2010

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	$390,000	$445,243
AIG Life Holdings US, Inc., 7.50%, 07/15/25	103,000	110,982
Allstate Corp. (The)
6.13%, 02/15/12	176,000	187,452
7.50%, 06/15/13	425,000	488,520
6.13%, 12/15/32	82,000	89,140
5.55%, 05/09/35	62,000	63,336
5.95%, 04/01/36	82,000	87,921
6.13%, 05/15/37 (a)	145,000	143,550
6.50%, 05/15/57 (a)	145,000	143,913
American International Group, Inc.
5.05%, 10/01/15	103,000	107,790
5.60%, 10/18/16	290,000	303,412
5.85%, 01/16/18	500,000	528,750
AON Corp., 5.00%, 09/30/20	400,000	411,843
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	1,326,000	1,497,802
Chubb Corp.
6.00%, 05/11/37	225,000	249,699
6.38%, 03/29/67 (a)	300,000	307,875
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	66,285
6.50%, 06/15/34	144,000	133,135
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	291,000	262,064
Lincoln National Corp., 6.15%, 04/07/36	410,000	408,410
Marsh & McLennan Cos., Inc., 5.75%, 09/15/15	327,000	364,289
MetLife, Inc.
6.13%, 12/01/11	445,000	470,175
5.50%, 06/15/14	185,000	206,295
5.70%, 06/15/35	336,000	350,609
6.40%, 12/15/36	350,000	343,000
Nationwide Financial Services, Inc., 6.75%, 05/15/37	75,000	70,632
Progressive Corp. (The), 6.25%, 12/01/32	113,000	118,086
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	534,073
5.38%, 06/21/20	250,000	271,850
6.63%, 06/21/40	200,000	220,170
Prudential Financial, Inc.
Series B, 5.10%, 09/20/14	205,000	224,792
Series B, 5.75%, 07/15/33	103,000	100,317
Travelers Cos., Inc. (The)
5.75%, 12/15/17	340,000	389,953
6.25%, 03/15/37 (a)	300,000	312,000
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	152,931
Willis North America, Inc., 5.63%, 07/15/15	123,000	131,930
XL Group PLC, 5.25%, 09/15/14	541,000	579,893

		10,878,117

Internet & Catalog Retail 0.0%†
eBay, Inc., 3.25%, 10/15/20	100,000	98,545
Expedia, Inc., 5.95%, 08/15/20 (c)	150,000	152,344

		250,889

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	70,000	90,603
6.05%, 08/15/36	123,000	143,972
Deere & Co.
6.95%, 04/25/14	400,000	478,339
8.10%, 05/15/30	400,000	550,374
Dover Corp., 4.88%, 10/15/15	156,000	177,825
Stanley Black & Decker, Inc., 4.90%, 11/01/12	92,000	98,123

		1,539,236

Media 1.1%
CBS Corp.
5.63%, 08/15/12	310,000	330,586
7.88%, 07/30/30	55,000	64,909
5.50%, 05/15/33	82,000	76,490
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	189,810
9.46%, 11/15/22	82,000	116,452
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	235,281
Comcast Corp.
5.90%, 03/15/16	287,000	334,897
6.50%, 01/15/17	507,000	601,200
5.70%, 07/01/19	300,000	343,048
7.05%, 03/15/33	205,000	236,947
6.50%, 11/15/35	70,000	76,653
6.95%, 08/15/37	205,000	238,479
COX Communications, Inc.
5.45%, 12/15/14	246,000	278,852
5.50%, 10/01/15	667,000	763,901
Discovery Communications LLC, 5.05%, 06/01/20	350,000	385,430
Historic TW, Inc., 6.88%, 06/15/18	122,000	147,824

2010 Annual Report 17

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Media (continued)

NBC Universal, Inc.
5.15%, 04/30/20 (c)	$250,000	$271,287
4.38%, 04/01/21 (c)	400,000	408,554
5.95%, 04/01/41 (c)	100,000	102,127
News America Holdings, Inc.
9.25%, 02/01/13	82,000	96,041
8.00%, 10/17/16	82,000	105,301
News America, Inc.
5.30%, 12/15/14	433,000	493,530
7.28%, 06/30/28	53,000	60,092
6.55%, 03/15/33	450,000	488,177
6.20%, 12/15/34	170,000	179,901
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	143,055
Time Warner Cable, Inc.
6.20%, 07/01/13	500,000	563,124
6.75%, 07/01/18	415,000	498,006
8.25%, 04/01/19	900,000	1,171,320
6.75%, 06/15/39 (b)	500,000	573,076
Time Warner, Inc.
7.63%, 04/15/31	773,000	940,960
7.70%, 05/01/32	648,000	797,516
Viacom, Inc.
6.25%, 04/30/16	351,000	415,539
6.88%, 04/30/36	226,000	263,600
Walt Disney Co. (The)
Series B, 6.38%, 03/01/12	97,000	104,270
Series B, 6.20%, 06/20/14	687,000	806,676

		12,902,911

Metals & Mining 0.4%
Alcoa, Inc.
5.38%, 01/15/13	250,000	267,035
5.87%, 02/23/22	335,000	342,187
ArcelorMittal, 6.13%, 06/01/18	1,140,000	1,246,767
Barrick Gold Finance Co., 4.88%, 11/15/14	1,060,000	1,193,154
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	258,813
Newmont Mining Corp., 5.88%, 04/01/35	164,000	176,190
Placer Dome, Inc., 6.38%, 03/01/33	96,000	108,090
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	229,389
5.75%, 06/01/35	144,000	153,250
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	500,000	565,581
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	633,576

		5,174,032

Multiline Retail 0.1%
Target Corp.
6.00%, 01/15/18	300,000	362,207
7.00%, 07/15/31	121,000	146,583
6.35%, 11/01/32	217,000	248,225

		757,015

Multi-Utilities 0.2%
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	122,962
5.20%, 08/15/19	100,000	113,450
Dominion Resources, Inc., Series E, 6.30%, 03/15/33	308,000	348,183
Dominion Resources, Inc., Series B, 5.95%, 06/15/35	174,000	190,786
DTE Energy Co., 6.35%, 06/01/16	287,000	336,808
SCANA Corp., 6.25%, 02/01/12	103,000	109,287
Sempra Energy, 6.00%, 10/15/39	540,000	591,614
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	192,627
6.50%, 07/01/36	123,000	140,778

		2,146,495

Office Electronics 0.0%†
Xerox Corp.
5.50%, 05/15/12	250,000	265,541
6.35%, 05/15/18	200,000	233,935

		499,476

Oil, Gas & Consumable Fuels 1.2%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	207,000	224,583
Anadarko Petroleum Corp.
5.95%, 09/15/16	200,000	218,730
6.38%, 09/15/17	100,000	111,091
6.45%, 09/15/36	269,000	267,633
Apache Corp.
6.25%, 04/15/12	160,000	172,503
7.63%, 07/01/19	41,000	52,201
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	262,271
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	65,653
BP Capital Markets PLC
3.88%, 03/10/15 (b)	700,000	740,729
4.50%, 10/01/20	100,000	103,583
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	756,592

18 Annual Report 2010

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Oil, Gas & Consumable Fuels (continued)

Cenovus Energy, Inc., 5.70%, 10/15/19	$770,000	$911,269
Chevron Corp., 3.95%, 03/03/14	415,000	455,180
ConocoPhillips
4.75%, 10/15/12	270,000	291,772
4.60%, 01/15/15	450,000	505,591
5.90%, 10/15/32	123,000	137,471
6.50%, 02/01/39	550,000	675,011
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	250,498
Devon Energy Corp., 7.95%, 04/15/32	250,000	336,651
Hess Corp., 7.30%, 08/15/31	196,000	236,595
Kinder Morgan Energy Partners LP
5.00%, 12/15/13	1,000,000	1,095,451
6.85%, 02/15/20	675,000	809,559
5.80%, 03/15/35	144,000	140,325
Marathon Oil Corp., 6.80%, 03/15/32	82,000	96,443
Murphy Oil Corp., 6.38%, 05/01/12	41,000	43,797
NuStar Logistics LP, 4.80%, 09/01/20	200,000	203,431
Occidental Petroleum Corp.
6.75%, 01/15/12	185,000	197,911
7.00%, 11/01/13	250,000	294,432
Pemex Project Funding Master Trust, 6.63%, 06/15/35	701,000	777,527
Petrobras International Finance Co., 5.75%, 01/20/20	1,080,000	1,208,135
Plains All American Pipeline LP/PAA Finance Corp.
5.63%, 12/15/13	230,000	252,254
3.95%, 09/15/15	200,000	211,793
Shell International Finance BV, 6.38%, 12/15/38	600,000	732,472
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	135,836
Statoil ASA, 3.13%, 08/17/17	250,000	256,857
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	132,722
Total Capital SA, 4.45%, 06/24/20	250,000	273,266
Valero Energy Corp.
6.88%, 04/15/12	260,000	278,492
7.50%, 04/15/32	82,000	88,620
6.63%, 06/15/37	320,000	323,378
XTO Energy, Inc.
5.30%, 06/30/15	195,000	227,737
5.65%, 04/01/16	82,000	97,735
6.50%, 12/15/18	140,000	177,604

		14,831,384

Paper & Forest Products 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13 (b)	123,000	131,398
International Paper Co.
5.30%, 04/01/15	144,000	159,594
9.38%, 05/15/19	515,000	680,073

		971,065

Pharmaceuticals 1.0%
Abbott Laboratories
2.70%, 05/27/15	250,000	264,213
5.88%, 05/15/16	334,000	402,702
6.00%, 04/01/39	300,000	346,745
AstraZeneca PLC
5.40%, 06/01/14	155,000	176,840
5.90%, 09/15/17	300,000	359,086
6.45%, 09/15/37	140,000	170,841
Bristol-Myers Squibb Co., 5.25%, 08/15/13 (b)	825,000	918,846
Eli Lilly & Co.
6.00%, 03/15/12	205,000	220,484
5.20%, 03/15/17	800,000	926,226
7.13%, 06/01/25	82,000	106,140
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13	1,500,000	1,651,300
5.65%, 05/15/18	940,000	1,113,161
5.38%, 04/15/34	139,000	146,741
Johnson & Johnson, 4.95%, 05/15/33	537,000	563,186
Merck & Co., Inc.
4.75%, 03/01/15	396,000	451,453
6.40%, 03/01/28	51,000	60,722
5.95%, 12/01/28	113,000	131,556
Novartis Capital Corp., 4.13%, 02/10/14	275,000	301,063
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	378,816
Pfizer, Inc.
5.35%, 03/15/15	550,000	637,903
4.65%, 03/01/18	185,000	206,494
7.20%, 03/15/39	375,000	497,915
Pharmacia Corp., 6.60%, 12/01/28	123,000	145,583
Schering-Plough Corp., 5.30%, 12/01/13	800,000	902,362
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	113,323

2010 Annual Report 19

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal	Market
	Amount	Value

Pharmaceuticals (continued)

Wyeth
5.50%, 02/01/14	$472,000	$536,878
5.50%, 02/15/16	241,000	283,042
6.50%, 02/01/34	144,000	173,479

		12,187,100

Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP
5.00%, 06/01/15	360,000	396,266
5.63%, 11/15/20	350,000	388,567
Camden Property Trust, 5.00%, 06/15/15	103,000	112,610
CommonWealth REIT, 5.75%, 02/15/14	123,000	131,012
ERP Operating LP
5.25%, 09/15/14	278,000	310,274
5.38%, 08/01/16	205,000	228,154
HCP, Inc.
6.45%, 06/25/12	39,000	41,460
6.00%, 01/30/17	328,000	356,350
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	135,404
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	559,285
Simon Property Group LP
5.10%, 06/15/15	294,000	331,503
6.10%, 05/01/16	287,000	334,728

		3,325,613

Road & Rail 0.3%
Burlington Northern Santa Fe LLC
7.95%, 08/15/30	144,000	188,283
5.05%, 03/01/41	350,000	336,341
CSX Corp.
5.50%, 08/01/13	308,000	341,336
7.38%, 02/01/19	305,000	383,749
3.70%, 10/30/20	200,000	197,854
Norfolk Southern Corp.
5.59%, 05/17/25	59,000	64,740
7.25%, 02/15/31	87,000	107,262
Union Pacific Corp.
5.13%, 02/15/14	1,000,000	1,111,330
5.38%, 06/01/33	43,000	43,829
6.25%, 05/01/34	164,000	182,552

		2,957,276

Software 0.2%
Microsoft Corp.
2.95%, 06/01/14	300,000	319,553
3.00%, 10/01/20	350,000	347,617
4.50%, 10/01/40	200,000	191,126
Oracle Corp.
3.75%, 07/08/14	905,000	986,236
5.25%, 01/15/16	548,000	638,446
5.00%, 07/08/19	100,000	113,951
5.38%, 07/15/40 (c)	200,000	208,981

		2,805,910

Specialty Retail 0.1%
Home Depot, Inc.
5.25%, 12/16/13	200,000	222,735
5.40%, 03/01/16	410,000	470,300
5.88%, 12/16/36	230,000	238,931
Lowe’s Cos., Inc.
6.50%, 03/15/29	164,000	189,069
5.80%, 10/15/36	230,000	247,479

		1,368,514

Thrifts & Mortgage Finance 0.0%†
Golden West Financial Corp., 4.75%, 10/01/12	109,000	116,436

Tobacco 0.3%
Altria Group, Inc.
9.70%, 11/10/18	600,000	827,661
9.25%, 08/06/19	400,000	549,190
10.20%, 02/06/39	420,000	617,555
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	354,351
6.38%, 05/16/38	550,000	657,744

		3,006,501

Wireless Telecommunication Services 0.3%
America Movil SAB de CV
5.75%, 01/15/15	155,000	177,410
6.38%, 03/01/35 (b)	123,000	138,995
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	342,907
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	800,000	946,636
New Cingular Wireless Services, Inc., 8.13%, 05/01/12	31,000	34,348
Rogers Communications, Inc., 7.25%, 12/15/12	540,000	608,822
Vodafone Group PLC
5.00%, 12/16/13	461,000	508,456
4.15%, 06/10/14	530,000	573,600
7.88%, 02/15/30	144,000	185,398
6.15%, 02/27/37	75,000	85,417

		3,601,989

Total Corporate Bonds (cost $221,863,260)		241,979,150

20 Annual Report 2010

Municipal Bonds 0.4%
	Principal	Market
	Amount	Value

California 0.1%
Los Angeles Community College District, 6.75%, 08/01/49	$200,000	$214,016
State of California, 7.55%, 04/01/39	1,075,000	1,123,095

		1,337,111

Georgia 0.0%†
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	750,000	764,902

Illinois 0.1%
State of Illinois, 5.10%, 06/01/33	1,185,000	943,497

New Jersey 0.1%
New Jersey State Turnpike Authority, Series F, 7.41%, 01/01/40	715,000	839,131

New York 0.1%
Metropolitan Transportation Authority, 7.34%, 11/15/39	540,000	648,513
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	487,513

		1,136,026

Texas 0.0%†
City of Dallas, Series C, 5.50%, 02/15/24 (a)	492,000	494,101

Total Municipal Bonds (cost $5,468,957)		5,514,768

U.S. Government Mortgage Backed Agencies 32.3%
Fannie Mae Pool
Pool # 961563 5.00%, 02/01/23	954,413	1,017,674
Pool # 969977 5.00%, 05/01/23	4,543,656	4,844,821
Pool # 990972 6.00%, 09/01/23	412,238	447,176
Pool # AA2549 4.00%, 04/01/24	5,482,155	5,746,338
Pool # 935348 5.50%, 06/01/24	267,884	292,802
Pool # AC1374 4.00%, 08/01/24	748,035	791,563
Pool # AC1529 4.50%, 09/01/24	474,760	502,304
Pool # AC5377 4.50%, 10/01/24	1,113,820	1,178,440
Pool # AD4089 4.50%, 05/01/25	2,912,170	3,084,766
Pool # AB1609 4.00%, 10/01/25	1,990,850	2,090,521
3.50%, 11/25/25	2,000,000	2,069,688
5.00%, 11/25/25	4,000,000	4,263,752
Pool # 560868 7.50%, 02/01/31	1,462	1,686
Pool # 607212 7.50%, 10/01/31	35,359	40,767
Pool # 607559 6.50%, 11/01/31	1,368	1,547
Pool # 607632 6.50%, 11/01/31	298	337
Pool # 661664 7.50%, 09/01/32	14,552	16,762
Pool # 656559 6.50%, 02/01/33	132,662	149,774
Pool # 694846 6.50%, 04/01/33	22,957	25,904
Pool # 555421 5.00%, 05/01/33	19,332,135	20,704,371
Pool # 254767 5.50%, 06/01/33	6,014,749	6,520,901
Pool # 750229 6.50%, 10/01/33	120,257	135,694
Pool # 725228 6.00%, 03/01/34	4,832,744	5,354,961
Pool # 725424 5.50%, 04/01/34	7,239,804	7,849,047
Pool # 788027 6.50%, 09/01/34	107,152	120,171
Pool # 735141 5.50%, 01/01/35	3,768,756	4,078,838
Pool # 735227 5.50%, 02/01/35	4,003,557	4,332,957
Pool # 256023 6.00%, 12/01/35	2,878,073	3,154,895
Pool # 888596 6.50%, 07/01/37	5,982,676	6,606,718
Pool # 995050 6.00%, 09/01/37	12,778,741	13,919,985
Pool # 955194 7.00%, 11/01/37	1,836,997	2,069,132
Pool # 889072 6.50%, 12/01/37	922,161	1,018,350
Pool # 970320 5.50%, 02/01/38	4,557,218	4,895,856
Pool # AA6013 4.50%, 05/01/39	7,930,934	8,334,207
Pool # 190396 4.50%, 06/01/39	8,126,496	8,539,714

2010 Annual Report 21

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Fannie Mae Pool (continued)
Pool # AA9611 4.00%, 07/01/39	$4,127,547	$4,259,389
Pool # AA9809 4.50%, 07/01/39	10,041,471	10,552,062
Pool # AC0397 4.50%, 07/01/39	1,923,263	2,021,057
Pool # 994002 4.00%, 08/01/39	3,511,317	3,632,546
Pool # AC1454 4.00%, 08/01/39	4,773,811	4,926,296
Pool # AC1921 4.00%, 09/01/39	2,904,280	2,997,048
Pool # AC2651 4.00%, 10/01/39	1,046,770	1,080,206
Pool # AC9895 3.30%, 04/01/40(a)	5,655,614	5,894,994
Pool # AC9890 3.30%, 04/01/40(a)	8,071,589	8,413,956
Pool # AD2888 4.50%, 04/01/40	3,083,649	3,239,965
Pool # AD7992 4.50%, 07/01/40	3,328,624	3,497,358
Pool # AB1388 4.50%, 08/01/40	3,937,776	4,137,390
Pool # AD9153 4.50%, 08/01/40	2,988,844	3,140,354
Pool # AD8536 5.00%, 08/01/40	11,754,895	12,501,121
Fannie Mae Pool TBA
5.50%, 11/25/24	2,000,000	2,166,876
Freddie Mac Gold Pool
Pool # M80898 4.50%, 02/01/11	102,888	105,328
Pool # M80904 4.50%, 03/01/11	67,617	69,221
Pool # M80917 4.50%, 05/01/11	16,308	16,321
Pool # M80926 4.50%, 07/01/11	66,087	67,433
Pool # M80934 4.50%, 08/01/11	91,586	93,758
Pool # G10940 6.50%, 11/01/11	469	474
Pool # G11130 6.00%, 12/01/11	4,189	4,245
Pool # M80981 4.50%, 07/01/12	39,863	41,174
Pool # E00507 7.50%, 09/01/12	482	511
Pool # G10749 6.00%, 10/01/12	11,202	12,165
Pool # M81009 4.50%, 02/01/13	27,676	28,705
Pool # E69050 6.00%, 02/01/13	12,035	13,070
Pool # E72896 7.00%, 10/01/13	4,278	4,552
Pool # G11612 6.00%, 04/01/14	1,985	2,012
Pool # E00677 6.00%, 06/01/14	26,594	28,496
Pool # E00802 7.50%, 02/01/15	16,668	17,989
Pool # G11001 6.50%, 03/01/15	9,242	10,135
Pool # G11003 7.50%, 04/01/15	790	850
Pool # G11164 7.00%, 05/01/15	2,462	2,656
Pool # E81396 7.00%, 10/01/15	382	414
Pool # E81394 7.50%, 10/01/15	5,126	5,567
Pool # E84097 6.50%, 12/01/15	2,144	2,351
Pool # E00938 7.00%, 01/01/16	6,383	6,920
Pool # E82132 7.00%, 01/01/16	1,385	1,501
Pool # E82815 6.00%, 03/01/16	3,590	3,898
Pool # E83231 6.00%, 04/01/16	1,474	1,603
Pool # E83233 6.00%, 04/01/16	3,650	3,970
Pool # G11972 6.00%, 04/01/16	80,160	87,054
Pool # E83046 7.00%, 04/01/16	573	621
Pool # E00975 6.00%, 05/01/16	20,819	22,426
Pool # E83355 6.00%, 05/01/16	5,208	5,666
Pool # E83636 6.00%, 05/01/16	8,188	8,908
Pool # E83933 6.50%, 05/01/16	416	456
Pool # E00985 6.00%, 06/01/16	11,481	12,372
Pool # E00987 6.50%, 06/01/16	10,235	11,157
Pool # E84236 6.50%, 06/01/16	2,880	3,159
Pool # E00996 6.50%, 07/01/16	1,305	1,410
Pool # E84912 6.50%, 08/01/16	6,611	7,249

22 Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Pool # E85117 6.50%, 08/01/16	$3,695	$4,052
Pool # E85387 6.00%, 09/01/16	11,907	12,953
Pool # E85800 6.50%, 10/01/16	3,038	3,332
Pool # E86183 6.00%, 11/01/16	1,927	2,096
Pool # E01083 7.00%, 11/01/16	3,116	3,388
Pool # G11207 7.00%, 11/01/16	6,678	7,241
Pool # E86746 5.50%, 12/01/16	21,764	23,555
Pool # E86533 6.00%, 12/01/16	4,761	5,179
Pool # E01095 6.00%, 01/01/17	4,998	5,398
Pool # E87584 6.00%, 01/01/17	4,020	4,373
Pool # E86995 6.50%, 01/01/17	10,966	12,025
Pool # E87291 6.50%, 01/01/17	15,201	16,668
Pool # E87446 6.50%, 01/01/17	3,124	3,439
Pool # E88076 6.00%, 02/01/17	5,281	5,755
Pool # E01127 6.50%, 02/01/17	8,102	8,796
Pool # E88055 6.50%, 02/01/17	30,089	33,126
Pool # E88106 6.50%, 02/01/17	17,457	19,219
Pool # E01137 6.00%, 03/01/17	7,580	8,192
Pool # E88134 6.00%, 03/01/17	1,847	2,013
Pool # E88474 6.00%, 03/01/17	6,818	7,430
Pool # E88768 6.00%, 03/01/17	18,369	19,983
Pool # E01138 6.50%, 03/01/17	4,763	5,172
Pool # E01139 6.00%, 04/01/17	35,613	38,510
Pool # E88729 6.00%, 04/01/17	6,997	7,625
Pool # E89149 6.00%, 04/01/17	8,582	9,352
Pool # E89151 6.00%, 04/01/17	6,083	6,628
Pool # E89217 6.00%, 04/01/17	6,812	7,424
Pool # E89222 6.00%, 04/01/17	33,341	36,334
Pool # E89347 6.00%, 04/01/17	1,983	2,161
Pool # E89496 6.00%, 04/01/17	4,896	5,336
Pool # E89203 6.50%, 04/01/17	3,606	3,970
Pool # E01140 6.00%, 05/01/17	30,557	33,059
Pool # E89530 6.00%, 05/01/17	23,304	25,396
Pool # E89746 6.00%, 05/01/17	49,786	54,255
Pool # E89788 6.00%, 05/01/17	4,966	5,411
Pool # E89909 6.00%, 05/01/17	7,092	7,729
Pool # G11409 6.00%, 05/01/17	46,368	50,443
Pool # E01156 6.50%, 05/01/17	12,386	13,450
Pool # E89924 6.50%, 05/01/17	20,063	22,088
Pool # B15071 6.00%, 06/01/17	86,634	94,491
Pool # E01157 6.00%, 06/01/17	21,747	23,539
Pool # E90194 6.00%, 06/01/17	5,393	5,877
Pool # E90227 6.00%, 06/01/17	5,073	5,528
Pool # E90313 6.00%, 06/01/17	2,692	2,933
Pool # E90591 5.50%, 07/01/17	29,183	31,621
Pool # E90594 6.00%, 07/01/17	19,962	21,754
Pool # E90645 6.00%, 07/01/17	35,667	38,868
Pool # E90667 6.00%, 07/01/17	6,107	6,655
Pool # E01186 5.50%, 08/01/17	68,046	73,547
Pool # E01205 6.50%, 08/01/17	10,198	11,075
Pool # G11295 5.50%, 09/01/17	44,077	47,758
Pool # G11458 6.00%, 09/01/17	12,253	13,306
Pool # G11434 6.50%, 01/01/18	12,787	14,022
Pool # E01311 5.50%, 02/01/18	770,816	835,207

2010 Annual Report 23

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Freddie Mac Gold Pool (continued)
Pool # G11399 5.50%, 04/01/18	$62,179	$67,294
Pool # B10210 5.50%, 10/01/18	138,566	150,658
Pool # B10653 5.50%, 11/01/18	91,068	99,015
Pool # B11548 5.50%, 12/01/18	63,431	68,967
Pool # G11531 5.50%, 02/01/19	31,856	34,636
Pool # B12908 5.50%, 03/01/19	37,322	40,976
Pool # E01604 5.50%, 03/01/19	61,169	66,325
Pool # B13430 5.50%, 04/01/19	57,771	62,776
Pool # B13600 5.50%, 04/01/19	47,922	52,074
Pool # B15396 5.50%, 06/01/19	72,893	79,209
Pool # G18007 6.00%, 07/01/19	30,549	33,291
Pool # G18006 5.50%, 08/01/19	52,191	56,712
Pool # B16087 6.00%, 08/01/19	57,613	63,108
Pool # G18022 5.50%, 11/01/19	120,459	130,896
Pool # B14288 5.50%, 12/01/19	53,689	58,341
Pool # B18437 5.50%, 05/01/20	57,545	62,423
Pool # G18062 6.00%, 06/01/20	50,769	55,325
Pool # J02325 5.50%, 07/01/20	106,136	115,133
Pool # J00718 5.00%, 12/01/20	422,986	452,880
Pool # J00935 5.00%, 12/01/20	70,279	75,245
Pool # J00854 5.00%, 01/01/21	264,957	283,682
Pool # J00871 5.00%, 01/01/21	109,473	117,210
Pool # J01049 5.00%, 01/01/21	819,499	877,416
Pool # G18096 5.50%, 01/01/21	38,799	42,088
Pool # J00855 5.50%, 01/01/21	127,080	137,852
Pool # J01189 5.00%, 02/01/21	88,226	94,213
Pool # J01279 5.50%, 02/01/21	69,436	75,192
Pool # J01256 5.00%, 03/01/21	57,899	61,828
Pool # J01414 5.00%, 03/01/21	58,065	62,495
Pool # J01576 5.00%, 04/01/21	244,218	260,791
Pool # J01570 5.50%, 04/01/21	53,794	58,253
Pool # J01633 5.50%, 04/01/21	216,169	234,088
Pool # J01757 5.00%, 05/01/21	106,093	113,292
Pool # J01771 5.00%, 05/01/21	41,162	43,955
Pool # J01833 5.00%, 05/01/21	44,705	47,739
Pool # J01879 5.00%, 05/01/21	49,322	52,669
Pool # J06015 5.00%, 05/01/21	96,997	103,830
Pool # J05950 5.50%, 05/01/21	332,725	360,306
Pool # G18122 5.00%, 06/01/21	86,211	92,061
Pool # G18123 5.50%, 06/01/21	128,797	139,474
Pool # J01980 6.00%, 06/01/21	81,558	89,337
Pool # J03074 5.00%, 07/01/21	78,034	83,329
Pool # J03028 5.50%, 07/01/21	47,074	51,071
Pool # G12245 6.00%, 07/01/21	51,217	55,846
Pool # G12310 5.50%, 08/01/21	35,248	38,170
Pool # G12348 6.00%, 08/01/21	89,865	97,987
Pool # G12412 5.50%, 11/01/21	48,841	52,890
Pool # G18303 4.50%, 03/01/24	8,183,115	8,646,370
Pool # J09912 4.00%, 06/01/24	7,824,694	8,193,204
Pool # C00351 8.00%, 07/01/24	1,143	1,316
4.50%, 11/15/24	3,000,000	3,168,282
Pool # D60780 8.00%, 06/01/25	2,869	3,305
Pool # D64617 8.00%, 10/01/25	432	435
Pool # D82854 7.00%, 10/01/27	3,223	3,652
Pool # C00566 7.50%, 12/01/27	4,616	5,260

24 Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Pool # C00678 7.00%, 11/01/28	$6,455	$7,321
Pool # C18271 7.00%, 11/01/28	3,924	4,450
Pool # C00836 7.00%, 07/01/29	2,629	2,984
Pool # A16201 7.00%, 08/01/29	13,906	15,783
Pool # C31282 7.00%, 09/01/29	497	564
Pool # C31285 7.00%, 09/01/29	6,091	6,913
Pool # A18212 7.00%, 11/01/29	53,779	61,040
Pool # C32914 8.00%, 11/01/29	3,982	4,593
Pool # C37436 8.00%, 01/01/30	4,158	4,796
Pool # C36306 7.00%, 02/01/30	1,633	1,854
Pool # C36429 7.00%, 02/01/30	3,199	3,634
Pool # C00921 7.50%, 02/01/30	3,896	4,451
Pool # G01108 7.00%, 04/01/30	2,039	2,314
Pool # C37703 7.50%, 04/01/30	2,667	3,047
Pool # C41561 8.00%, 08/01/30	1,849	2,134
Pool # C01051 8.00%, 09/01/30	7,255	8,124
Pool # C43550 7.00%, 10/01/30	7,436	8,446
Pool # C44017 7.50%, 10/01/30	687	785
Pool # C43967 8.00%, 10/01/30	33,851	39,055
Pool # C44978 7.00%, 11/01/30	1,490	1,692
Pool # C44957 8.00%, 11/01/30	3,955	4,564
Pool # C01106 7.00%, 12/01/30	33,504	38,054
Pool # C01103 7.50%, 12/01/30	3,036	3,468
Pool # C01116 7.50%, 01/01/31	2,906	3,320
Pool # C46932 7.50%, 01/01/31	4,198	4,796
Pool # C47287 7.50%, 02/01/31	4,461	5,096
Pool # C48851 7.00%, 03/01/31	6,560	7,454
Pool # G01217 7.00%, 03/01/31	30,335	34,454
Pool # C48206 7.50%, 03/01/31	3,877	4,421
Pool # C53324 7.00%, 06/01/31	5,373	6,105
Pool # C01209 8.00%, 06/01/31	1,965	2,267
Pool # C54792 7.00%, 07/01/31	34,547	39,256
Pool # C55071 7.50%, 07/01/31	590	674
Pool # G01309 7.00%, 08/01/31	7,031	7,989
Pool # C01222 7.00%, 09/01/31	5,442	6,184
Pool # G01311 7.00%, 09/01/31	44,167	50,165
Pool # G01315 7.00%, 09/01/31	1,700	1,931
Pool # C58647 7.00%, 10/01/31	2,277	2,587
Pool # C58694 7.00%, 10/01/31	10,979	12,476
Pool # C60012 7.00%, 11/01/31	1,687	1,917
Pool # C61298 8.00%, 11/01/31	5,016	5,788
Pool # C61105 7.00%, 12/01/31	5,425	6,164
Pool # C01305 7.50%, 12/01/31	3,675	4,201
Pool # C62218 7.00%, 01/01/32	5,310	6,034
Pool # C63171 7.00%, 01/01/32	18,153	20,627
Pool # C64121 7.50%, 02/01/32	5,447	6,226
Pool # C01345 7.00%, 04/01/32	23,984	27,130
Pool # C66744 7.00%, 04/01/32	939	1,062
Pool # G01391 7.00%, 04/01/32	73,217	83,161
Pool # C65717 7.50%, 04/01/32	7,520	8,601
Pool # C01370 8.00%, 04/01/32	4,508	5,188
Pool # C66916 7.00%, 05/01/32	21,858	24,725
Pool # C67235 7.00%, 05/01/32	43,631	49,353
Pool # C01381 8.00%, 05/01/32	27,617	31,879

2010 Annual Report 25

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Freddie Mac Gold Pool (continued)
Pool # C68290 7.00%, 06/01/32	$8,711	$9,854
Pool # C68300 7.00%, 06/01/32	38,215	43,227
Pool # C68307 8.00%, 06/01/32	1,186	1,237
Pool # G01449 7.00%, 07/01/32	51,243	58,203
Pool # C68988 7.50%, 07/01/32	3,050	3,477
Pool # C69908 7.00%, 08/01/32	34,521	39,048
Pool # C70211 7.00%, 08/01/32	11,507	13,016
Pool # C71089 7.50%, 09/01/32	10,928	12,498
Pool # G01536 7.00%, 03/01/33	40,085	45,343
Pool # A16419 6.50%, 11/01/33	20,182	22,716
Pool # A16522 6.50%, 12/01/33	155,794	175,356
Pool # A17177 6.50%, 12/01/33	10,982	12,377
Pool # A17262 6.50%, 12/01/33	16,482	18,567
Pool # C01806 7.00%, 01/01/34	26,511	29,988
Pool # A21356 6.50%, 04/01/34	112,004	125,472
Pool # C01851 6.50%, 04/01/34	93,623	104,881
Pool # A22067 6.50%, 05/01/34	163,423	183,074
Pool # A24301 6.50%, 05/01/34	88,462	99,099
Pool # A24988 6.50%, 07/01/34	75,688	84,789
Pool # G01741 6.50%, 10/01/34	69,503	78,317
Pool # G08023 6.50%, 11/01/34	115,061	128,897
Pool # A33137 6.50%, 01/01/35	24,980	27,983
Pool # A31989 6.50%, 04/01/35	43,273	48,152
Pool # G08064 6.50%, 04/01/35	67,324	74,915
Pool # G01947 7.00%, 05/01/35	58,404	66,064
Pool # G01837 5.00%, 07/01/35	7,885,879	8,417,296
Pool # A37135 5.50%, 09/01/35	1,928,600	2,081,553
Pool # A46935 6.50%, 09/01/35	34,351	38,224
Pool # A38255 5.50%, 10/01/35	1,430,579	1,544,036
Pool # A38531 5.50%, 10/01/35	1,903,507	2,054,471
Pool # G08088 6.50%, 10/01/35	410,148	456,390
Pool # A39759 5.50%, 11/01/35	111,960	120,839
Pool # A47682 6.50%, 11/01/35	245,986	273,720
Pool # A40376 5.50%, 12/01/35	90,469	97,644
Pool # A42305 5.50%, 01/01/36	517,440	556,214
Pool # A41548 7.00%, 01/01/36	82,147	91,907
Pool # G08111 5.50%, 02/01/36	2,280,235	2,451,100
Pool # A48303 7.00%, 02/01/36	29,323	32,727
Pool # A43452 5.50%, 03/01/36	36,788	39,545
Pool # A43861 5.50%, 03/01/36	1,710,714	1,838,903
Pool # A43884 5.50%, 03/01/36	1,491,809	1,634,829
Pool # A43885 5.50%, 03/01/36	1,108,660	1,214,948
Pool # A43886 5.50%, 03/01/36	1,860,299	2,038,647
Pool # A48378 5.50%, 03/01/36	917,993	1,006,002
Pool # G08116 5.50%, 03/01/36	442,384	475,534
Pool # A43534 6.50%, 03/01/36	133,572	147,963
Pool # A48735 5.50%, 05/01/36	181,415	195,009
Pool # G08136 6.50%, 06/01/36	91,737	101,621
Pool # A49960 7.00%, 06/01/36	12,718	14,194
Pool # A53039 6.50%, 10/01/36	186,388	206,936
Pool # A53219 6.50%, 10/01/36	144,430	159,992
Pool # A57803 6.50%, 02/01/37	384,802	426,263
Pool # A64982 6.50%, 08/01/37	346,627	382,349
Pool # A66192 6.50%, 09/01/37	425,174	468,991

26 Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Pool # A72132 6.50%, 01/01/38	$260,492	$288,966
Pool # A74187 6.50%, 02/01/38	142,224	160,890
Pool # G04251 6.50%, 04/01/38	75,918	83,654
Pool # G04473 5.50%, 06/01/38	9,858,681	10,572,775
Pool # A79540 6.50%, 07/01/38	86,229	95,368
Pool # G04569 6.50%, 08/01/38	73,787	81,391
Pool # A81341 6.00%, 09/01/38	9,169,460	9,941,085
Pool # A81998 6.50%, 09/01/38	102,780	113,254
Pool # A82297 6.50%, 10/01/38	229,658	253,062
Pool # A83464 6.50%, 11/01/38	111,238	122,574
Pool # G05232 6.50%, 12/01/38	409,364	451,082
Pool # A84168 6.50%, 01/01/39	87,203	96,089
Pool # A84252 6.50%, 01/01/39	144,208	158,889
Pool # A84287 6.50%, 01/01/39	113,167	124,830
Pool # A84584 6.50%, 02/01/39	133,316	146,902
Pool # A85442 5.00%, 03/01/39	6,725,239	7,136,410
Pool # G05459 5.50%, 05/01/39	7,465,647	8,001,741
Pool # A88133 4.50%, 08/01/39	5,040,751	5,283,675
Pool # A87958 6.00%, 08/01/39	3,868,480	4,192,811
Pool # A91165 5.00%, 02/01/40	11,457,651	12,158,154
Pool # A91538 4.50%, 03/01/40	3,312,284	3,471,910
Pool # A93996 4.50%, 09/01/40	2,990,688	3,134,815
Freddie Mac Gold Pool TBA 4.50%, 11/15/39	2,000,000	2,094,376
Ginnie Mae I Pool
Pool # 279461 9.00%, 11/15/19	1,560	1,807
Pool # 376510 7.00%, 05/15/24	3,709	4,274
Pool # 457801 7.00%, 08/15/28	4,754	5,507
Pool # 486936 6.50%, 02/15/29	4,278	4,862
Pool # 502969 6.00%, 03/15/29	14,198	15,751
Pool # 487053 7.00%, 03/15/29	6,764	7,842
Pool # 781014 6.00%, 04/15/29	12,283	13,626
Pool # 509099 7.00%, 06/15/29	3,234	3,750
Pool # 470643 7.00%, 07/15/29	12,803	14,843
Pool # 434505 7.50%, 08/15/29	702	816
Pool # 416538 7.00%, 10/15/29	1,184	1,373
Pool # 524269 8.00%, 11/15/29	7,112	7,663
Pool # 781124 7.00%, 12/15/29	24,326	28,190
Pool # 525561 8.00%, 01/15/30	2,569	3,057
Pool # 507396 7.50%, 09/15/30	69,538	80,908
Pool # 531352 7.50%, 09/15/30	6,729	7,829
Pool # 536334 7.50%, 10/15/30	817	951
Pool # 540659 7.00%, 01/15/31	790	918
Pool # 486019 7.50%, 01/15/31	1,734	2,022
Pool # 535388 7.50%, 01/15/31	2,812	3,279
Pool # 537406 7.50%, 02/15/31	1,300	1,517
Pool # 528589 6.50%, 03/15/31	61,612	69,946
Pool # 508473 7.50%, 04/15/31	10,332	12,050
Pool # 544470 8.00%, 04/15/31	2,970	3,212
Pool # 781287 7.00%, 05/15/31	13,364	15,504
Pool # 549742 7.00%, 07/15/31	4,773	5,543
Pool # 781319 7.00%, 07/15/31	4,145	4,812
Pool # 485879 7.00%, 08/15/31	15,205	17,655
Pool # 572554 6.50%, 09/15/31	111,526	126,612
Pool # 555125 7.00%, 09/15/31	1,665	1,933
Pool # 781328 7.00%, 09/15/31	12,665	14,692

2010 Annual Report 27

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Ginnie Mae I Pool (continued)
Pool # 550991 6.50%, 10/15/31	$3,600	$4,087
Pool # 571267 7.00%, 10/15/31	1,334	1,549
Pool # 574837 7.50%, 11/15/31	2,247	2,620
Pool # 555171 6.50%, 12/15/31	1,218	1,383
Pool # 781380 7.50%, 12/15/31	3,827	4,454
Pool # 781481 7.50%, 01/15/32	20,026	23,296
Pool # 580972 6.50%, 02/15/32	3,158	3,568
Pool # 781401 7.50%, 02/15/32	10,789	12,890
Pool # 781916 6.50%, 03/15/32	240,886	272,817
Pool # 552474 7.00%, 03/15/32	9,053	10,460
Pool # 781478 7.50%, 03/15/32	6,775	8,138
Pool # 781429 8.00%, 03/15/32	10,620	12,765
Pool # 781431 7.00%, 04/15/32	45,096	52,340
Pool # 568715 7.00%, 05/15/32	37,904	43,794
Pool # 552616 7.00%, 06/15/32	49,158	56,797
Pool # 570022 7.00%, 07/15/32	64,914	75,001
Pool # 583645 8.00%, 07/15/32	5,214	6,161
Pool # 595077 6.00%, 10/15/32	32,441	35,988
Pool # 596657 7.00%, 10/15/32	4,740	5,476
Pool # 552903 6.50%, 11/15/32	239,707	270,783
Pool # 552952 6.00%, 12/15/32	33,147	36,770
Pool # 588192 6.00%, 02/15/33	14,453	16,024
Pool # 602102 6.00%, 02/15/33	22,060	24,457
Pool # 553144 5.50%, 04/15/33	139,017	151,614
Pool # 604243 6.00%, 04/15/33	64,578	71,598
Pool # 611526 6.00%, 05/15/33	22,286	24,709
Pool # 553320 6.00%, 06/15/33	67,638	74,990
Pool # 572733 6.00%, 07/15/33	8,065	8,942
Pool # 573916 6.00%, 11/15/33	58,931	65,336
Pool # 604788 6.50%, 11/15/33	155,067	174,782
Pool # 604875 6.00%, 12/15/33	137,889	152,878
Pool # 781688 6.00%, 12/15/33	141,094	156,497
Pool # 781690 6.00%, 12/15/33	60,066	66,632
Pool # 781699 7.00%, 12/15/33	23,278	27,026
Pool # 621856 6.00%, 01/15/34	40,627	44,941
Pool # 564799 6.00%, 03/15/34	331,310	367,467
Pool # 630038 6.50%, 08/15/34	120,223	135,383
Pool # 781804 6.00%, 09/15/34	195,820	216,861
Pool # 781847 6.00%, 12/15/34	176,247	195,185
Pool # 486921 5.50%, 02/15/35	72,600	79,043
Pool # 781902 6.00%, 02/15/35	146,288	161,566
Pool # 649454 5.50%, 09/15/35	745,635	811,806
Pool # 649510 5.50%, 10/15/35	1,092,737	1,189,712
Pool # 649513 5.50%, 10/15/35	1,639,345	1,784,828
Pool # 652207 5.50%, 03/15/36	1,159,749	1,261,221
Pool # 652539 5.00%, 05/15/36	105,628	113,586
Pool # 655519 5.00%, 05/15/36	124,248	133,610
Pool # 606308 5.50%, 05/15/36	218,903	238,056
Pool # 606314 5.50%, 05/15/36	97,909	106,476
Pool # 655457 6.00%, 05/15/36	66,814	73,575
Pool # 656666 6.00%, 06/15/36	373,354	411,138
Pool # 657912 6.50%, 08/15/36	52,302	58,396
Pool # 704630 5.50%, 07/15/39	299,442	325,080
Pool # 722292 5.00%, 09/15/39	4,527,484	4,865,777
4.00%, 11/15/40	3,000,000	3,118,125

28 Annual Report 2010

U.S. Government Mortgage Backed Agencies (continued)
	Principal	Market
	Amount	Value

Ginnie Mae I Pool TBA 4.50%, 11/15/39	$14,000,000	$14,848,750
Ginnie Mae II Pool
Pool # G23851 5.50%, 05/20/36	4,281,365	4,647,605
Pool # G24715 5.00%, 06/20/40	2,000,689	2,153,921
Pool # G24747 5.00%, 07/20/40	3,370,996	3,629,180
Pool # G24771 4.50%, 08/20/40	2,998,295	3,191,255
Pool # G24802 5.00%, 09/20/40	5,999,570	6,459,076
Pool # G24834 4.50%, 10/20/40	7,000,000	7,450,497

Total U.S. Government Mortgage Backed Agencies (cost $371,701,236)		384,163,622

Sovereign Bonds 2.7%
BRAZIL 0.4%
Brazilian Government International Bond
10.50%, 07/14/14	2,250,000	2,941,875
7.13%, 01/20/37	1,345,000	1,775,400

		4,717,275

CANADA 0.6%
Canada Government International Bond, 2.38%, 09/10/14	2,145,000	2,263,445
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	121,260
Province of Manitoba Canada, 5.00%, 02/15/12	275,000	290,889
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	711,426
Province of Ontario Canada
4.38%, 02/15/13	297,000	321,728
4.10%, 06/16/14	1,845,000	2,035,112
4.50%, 02/03/15	463,000	520,951
4.75%, 01/19/16	205,000	234,048
Province of Quebec Canada
4.60%, 05/26/15	246,000	278,679
7.50%, 09/15/29 (b)	402,000	557,587

		7,335,125

CHILE 0.0%†
Chile Government International Bond, 5.50%, 01/15/13	123,000	134,013

CHINA 0.0%†
China Government International Bond, 4.75%, 10/29/13	205,000	226,125

ITALY 0.2%
Italian Republic
4.38%, 06/15/13	390,000	417,278
2.13%, 09/16/13	400,000	407,865
4.50%, 01/21/15 (b)	652,000	704,889
4.75%, 01/25/16 (b)	287,000	312,107
6.88%, 09/27/23	174,000	210,401
5.38%, 06/15/33	584,000	590,697

		2,643,237

MEXICO 0.2%
Mexico Government International Bond
6.38%, 01/16/13	1,120,000	1,251,600
6.75%, 09/27/34	1,223,000	1,510,405

		2,762,005

PERU 0.2%
Peru Government International Bond, 7.13%, 03/30/19	1,370,000	1,739,900

POLAND 0.0%†
Poland Government International Bond, 5.00%, 10/19/15 (b)	156,000	173,381

SOUTH AFRICA 0.0%†
South Africa Government International Bond, 6.50%, 06/02/14	144,000	165,600

SOUTH KOREA 0.1%
Republic of Korea, 4.25%, 06/01/13	942,000	1,000,162

SUPRANATIONAL 1.0%
Asian Development Bank, 2.63%, 02/09/15 (b)	2,765,000	2,925,771
Corp. Andina de Fomento, 6.88%, 03/15/12	164,000	175,487
European Investment Bank
4.25%, 07/15/13	2,500,000	2,738,142
3.00%, 04/08/14 (b)	905,000	969,596
4.63%, 05/15/14	630,000	709,720
4.63%, 10/20/15	1,675,000	1,924,309
5.13%, 09/13/16	250,000	295,701
Inter-American Development Bank
5.13%, 09/13/16	65,000	77,348
6.80%, 10/15/25	287,000	395,472

2010 Annual Report 29

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)
	Principal	Market
	Amount	Value

SUPRANATIONAL (continued)

International Bank for Reconstruction & Development, 7.63%, 01/19/23	$677,000	$981,886

		11,193,432

Total Sovereign Bonds (cost $29,503,743)		32,090,255

U.S. Government Sponsored & Agency
Obligations 6.5%
Federal Farm Credit Bank 4.88%, 01/17/17	375,000	437,900
Federal Home Loan Banks
0.88%, 08/22/12	6,000,000	6,052,614
4.00%, 09/06/13	3,055,000	3,345,329
3.63%, 10/18/13	3,500,000	3,816,477
4.88%, 05/17/17	605,000	714,562
5.25%, 06/05/17	4,900,000	5,852,374
Federal Home Loan Mortgage Corp.
5.13%, 07/15/12	4,234,000	4,572,957
4.13%, 12/21/12 (b)	2,740,000	2,951,764
4.88%, 11/15/13	5,292,000	5,971,043
3.75%, 03/27/19 (b)	1,475,000	1,613,262
6.75%, 09/15/29	388,000	519,211
6.25%, 07/15/32	865,000	1,129,079
Federal National Mortgage Association
5.38%, 11/15/11	1,934,000	2,035,823
1.75%, 08/10/12 (b)	4,490,000	4,597,482
1.50%, 06/26/13 (b)	5,840,000	5,983,010
1.30%, 08/09/13	360,000	360,701
1.25%, 08/20/13 (b)	6,500,000	6,614,387
2.50%, 05/15/14 (b)	2,280,000	2,409,540
3.00%, 09/16/14 (b)	3,775,000	4,064,935
4.63%, 10/15/14	1,236,000	1,409,059
5.00%, 04/15/15 (b)	1,132,000	1,319,514
4.38%, 10/15/15	82,000	93,624
5.38%, 06/12/17	4,005,000	4,831,996
6.25%, 05/15/29	750,000	968,810
7.13%, 01/15/30	1,500,000	2,112,185
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	17,923
Tennessee Valley Authority
6.25%, 12/15/17	35,000	43,996
4.50%, 04/01/18	3,365,000	3,876,631

Total U.S. Government Sponsored & Agency Obligations (cost $72,779,924)		77,716,188

U.S. Treasury Bonds 4.6%
U.S. Treasury Bond
3.50%, 02/15/39	$515,000	$471,547
3.88%, 08/15/40 (b)	900,000	880,875
4.25%, 05/15/39	3,095,000	3,230,406
4.38%, 11/15/39	8,080,000	8,603,940
4.38%, 05/15/40	1,300,000	1,384,708
4.50%, 02/15/36 (b)	2,610,000	2,857,950
4.50%, 05/15/38 (b)	2,370,000	2,587,002
4.50%, 08/15/39	1,285,000	1,397,437
4.63%, 02/15/40	5,340,000	5,925,734
5.00%, 05/15/37	215,000	253,801
6.25%, 08/15/23	5,869,000	7,846,119
6.38%, 08/15/27	6,870,000	9,454,838
6.88%, 08/15/25	633,000	901,333
8.00%, 11/15/21	2,655,000	3,967,566
8.13%, 08/15/19	1,500,000	2,185,312
8.50%, 02/15/20	1,700,000	2,550,530

Total U.S. Treasury Bonds (cost $50,280,060)		54,499,098

U.S. Treasury Notes 27.4%
U.S. Treasury Note
0.38%, 09/30/12	3,000,000	3,002,109
0.50%, 10/15/13 (b)	6,000,000	5,999,532
0.63%, 06/30/12	3,000,000	3,014,880
0.88%, 02/29/12	7,685,000	7,746,557
1.00%, 04/30/12	12,280,000	12,409,063
1.13%, 12/15/12 (b)	18,000,000	18,285,462
1.25%, 09/30/15 (b)	7,400,000	7,434,691
1.38%, 05/15/12	5,500,000	5,590,876
1.38%, 09/15/12 (b)	19,585,000	19,962,932
1.38%, 02/15/13 (b)	21,420,000	21,893,575
1.50%, 12/31/13	7,000,000	7,205,625
1.75%, 08/15/12 (b)	9,756,000	10,004,856
1.75%, 03/31/14	3,345,000	3,468,347
1.75%, 07/31/15	2,250,000	2,316,982
1.88%, 06/15/12 (b)	6,005,000	6,157,707
1.88%, 02/28/14 (b)	4,000,000	4,165,000
1.88%, 04/30/14 (b)	7,475,000	7,783,927
1.88%, 06/30/15	5,900,000	6,113,875
1.88%, 09/30/17	1,800,000	1,799,438
2.13%, 11/30/14 (b)	3,520,000	3,696,275
2.25%, 05/31/14 (b)	8,490,000	8,956,950
2.38%, 08/31/14 (b)	5,570,000	5,902,897
2.38%, 09/30/14 (b)	9,535,000	10,110,075
2.38%, 02/28/15	1,990,000	2,108,305
2.50%, 03/31/15 (b)	18,000,000	19,181,340
2.50%, 06/30/17 (b)	7,450,000	7,775,937
2.63%, 04/30/16 (b)	3,055,000	3,257,155
2.63%, 08/15/20 (b)	2,500,000	2,502,345
2.75%, 05/31/17 (b)	4,335,000	4,595,438
2.75%, 02/15/19 (b)	5,305,000	5,494,404
3.00%, 09/30/16	1,325,000	1,435,037

30 Annual Report 2010

U.S. Treasury Notes (continued)
	Principal	Market
	Amount	Value

3.00%, 02/28/17 (b)	$1,845,000	$1,990,006
3.25%, 12/31/16 (b)	9,325,000	10,208,693
3.38%, 11/15/19 (b)	9,370,000	10,057,374
3.63%, 12/31/12	2,960,000	3,170,207
3.63%, 08/15/19 (b)	17,995,000	19,738,266
3.63%, 02/15/20 (b)	5,410,000	5,906,622
3.88%, 10/31/12	3,365,000	3,604,494
4.00%, 02/15/15	1,400,000	1,579,157
4.13%, 05/15/15 (b)	1,533,000	1,744,266
4.25%, 09/30/12	2,585,000	2,779,581
4.25%, 11/15/17 (b)	12,415,000	14,335,452
4.50%, 05/15/17 (b)	3,595,000	4,203,623
4.63%, 02/29/12	7,134,000	7,547,829
4.63%, 02/15/17	3,060,000	3,603,150
4.75%, 05/31/12	3,535,000	3,783,415
4.88%, 08/15/16	1,833,000	2,181,127

Total U.S. Treasury Notes (cost $310,674,404)		325,804,854

Yankee Dollars 0.7%
Chemicals 0.0%†
Potash Corp of Saskatchewan, Inc.
4.88%, 03/01/13	115,000	123,425
5.88%, 12/01/36	375,000	396,110

		519,535

Commercial Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	108,450

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	902,740

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	153,000	220,824
8.88%, 03/01/26	109,000	165,928

		386,752

Energy Equipment & Services 0.0%†
Encana Corp.
4.75%, 10/15/13	236,000	259,899
6.50%, 08/15/34	250,000	282,308
Weatherford International Ltd., 5.50%, 02/15/16	51,000	56,676

		598,883

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	750,000	857,581

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	63,628
Rio Tinto Alcan, Inc., 4.50%, 05/15/13	158,000	170,113
Teck Resources Ltd.
3.85%, 08/15/17	100,000	103,376
4.50%, 01/15/21	200,000	208,741
Vale Inco Ltd., 7.75%, 05/15/12	123,000	133,869
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	125,225

		804,952

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	219,710
Nexen, Inc.
5.05%, 11/20/13	105,000	115,228
5.20%, 03/10/15	250,000	276,557
5.88%, 03/10/35	92,000	93,769
6.40%, 05/15/37	250,000	273,166
Petro-Canada, 5.95%, 05/15/35	189,000	199,926
Statoil ASA, 6.80%, 01/15/28	425,000	519,374
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	715,780
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	108,395
5.75%, 05/15/35	250,000	255,064
TransCanada PipeLines Ltd., 5.85%, 03/15/36	500,000	536,844

		3,313,813

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	555,810
6.90%, 07/15/28	168,000	207,514
6.20%, 06/01/36	164,000	191,512

		954,836

Total Yankee Dollars (cost $7,543,456)		8,447,542

Mutual Fund 4.3%
		Market
	Shares	Value

Money Market Fund 4.3%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20% (f)	51,147,388	51,147,388

Total Mutual Fund (cost $51,147,388)		51,147,388

2010 Annual Report 31

Statement of Investments (Continued)
October 31, 2010

Nationwide Bond Index Fund (Continued)

Repurchase Agreements 1.1%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $5,000,088, collateralized by U.S. Government Agency Mortgage Securities ranging from 2.83%–7.50%, maturing 02/01/13–11/01/40; total market value $5,100,000. (g)	$5,000,000	$5,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $7,991,509, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%–14.00%, maturing 04/15/2011–07/20/2060; total market value $8,151,183. (g)	7,991,356	7,991,356

Total Repurchase Agreements (cost $12,991,356)		12,991,356

Total Investments (cost $1,168,241,542) (h) — 103.7%		1,234,081,216

Liabilities in excess of other assets — (3.7)%		(44,058,707)

NET ASSETS — 100.0%		$1,190,022,509

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $258,400,274, which was collateralized by repurchase agreements with a value of $12,991,356 and $249,293,413, of collateral in the form of U.S. Government Agency Mortgage Securities, interest rates ranging from −0.00% to 8.73% and maturity dates ranging from 01/27/2011 to 02/01/2048, a total value of $262,284,769.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2010 was $2,233,935 which represents 0.19% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2010.

(e)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2010. The maturity date reflects the next call date.

(f)	Represents 7-day effective yield as of October 31, 2010.

(g)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $12,991,356.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Bond Index Fund

Assets:
Investments, at value (cost $1,155,250,186)*	$1,221,089,860
Repurchase agreements, at value and cost	12,991,356

Total Investments	1,234,081,216

Cash	298,310
Interest and dividends receivable	8,519,932
Security lending income receivable	9,953
Receivable for investments sold	773,270
Receivable for capital shares issued	414,190
Reclaims receivable	5,223
Prepaid expenses and other assets	15,787

Total Assets	1,244,117,881

Liabilities:
Payable for investments purchased	39,695,175
Distributions payable	28,326
Payable for capital shares redeemed	920,380
Payable upon return of securities loaned (Note 2)	12,991,356
Accrued expenses and other payables:
Investment advisory fees	197,484
Fund administration fees	33,728
Distribution fees	34,796
Administrative servicing fees	14,426
Accounting and transfer agent fees	25,913
Trustee fees	8,060
Custodian fees	7,783
Compliance program costs (Note 3)	5,167
Professional fees	59,248
Printing fees	16,670
Recoupment fees (Note 3)	33,222
Other	23,638

Total Liabilities	54,095,372

Net Assets	$1,190,022,509

Represented by:
Capital	$1,126,451,930
Accumulated net investment loss	(934,058)
Accumulated net realized losses from investment transactions	(1,335,037)
Net unrealized appreciation/(depreciation) from investments	65,839,674

Net Assets	$1,190,022,509

Net Assets:
Class A Shares	$160,930,874
Class B Shares	388,659
Class C Shares	258,817
Institutional Class Shares	1,028,444,159

Total	$1,190,022,509

*	Includes value of securities on loan of $258,400,274 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 33

Statement of Assets and Liabilities (Continued)

Nationwide
Bond Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,879,342
Class B Shares	33,515
Class C Shares	22,310
Institutional Class Shares	88,828,760

Total	102,763,927

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.59
Class B Shares (a)	$11.60
Class C Shares (b)	$11.60
Institutional Class Shares	$11.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Bond Index Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$40,275,571
Interest income from affiliates	14,230
Dividend income	143,094
Income from securities lending (Note 2)	93,684
Foreign tax withholding	(72)

Total Income	40,526,507

EXPENSES:
Investment advisory fees	2,518,149
Fund administration fees	815,143
Distribution fees Class A	390,089
Distribution fees Class B	4,724
Distribution fees Class C	2,299
Administrative servicing fees Class A	196,580
Registration and filing fees	49,695
Professional fees	109,329
Printing fees	44,315
Trustee fees	49,079
Custodian fees	50,363
Accounting and transfer agent fees	128,727
Compliance program costs (Note 3)	6,608
Recoupment fees (Note 3)	82,594
Other	53,408

Total expenses before earnings credit and expenses reimbursed	4,501,102

Earnings credit (Note 6)	(741)
Expenses voluntarily waived by adviser (Note 3)	(146,842)
Expenses reimbursed by adviser (Note 3)	(374,133)

Net Expenses	3,979,386

NET INVESTMENT INCOME	36,547,121

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,403,544
Net change in unrealized appreciation/(depreciation) from investments	38,022,117

Net realized/unrealized gains from investments	48,425,661

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$84,972,782

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 35

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$36,547,121	$37,873,870
Net realized gains from investment transactions	10,403,544	3,109,918
Net change in unrealized appreciation from investments	38,022,117	71,647,555

Change in net assets resulting from operations	84,972,782	112,631,343

Distributions to Shareholders From:
Net investment income:
Class A	(5,447,674)	(4,264,237)
Class B	(13,625)	(16,327)
Class C	(6,539)	(5,782)
Institutional Class	(38,712,275)	(32,985,803)

Change in net assets from shareholder distributions	(44,180,113)	(37,272,149)

Change in net assets from capital transactions	89,191,418	113,083,347

Change in net assets	129,984,087	188,442,541

Net Assets:
Beginning of year	1,060,038,422	871,595,881

End of year	$1,190,022,509	$1,060,038,422

Accumulated undistributed net investment income (loss) at end of year	$(934,058)	$3,844,413

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$53,816,425	$58,017,095
Dividends reinvested	5,074,647	3,668,633
Cost of shares redeemed	(39,163,769)	(29,436,255)

Total Class A	19,727,303	32,249,473

Class B Shares
Proceeds from shares issued	19,409	209,775
Dividends reinvested	5,041	6,688
Cost of shares redeemed	(156,629)	(119,440)

Total Class B	(132,179)	97,023

Class C Shares
Proceeds from shares issued	72,683	29,257
Dividends reinvested	459	302
Cost of shares redeemed	(16,700)	(8,875)

Total Class C	56,442	20,684

Institutional Class Shares
Proceeds from shares issued	123,385,073	238,626,084
Dividends reinvested	38,712,275	30,239,584
Cost of shares redeemed	(92,557,496)	(188,149,501)

Total Institutional Class	69,539,852	80,716,167

Change in net assets from capital transactions	$89,191,418	$113,083,347

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2010

	Nationwide Bond Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	4,767,847	5,316,898
Reinvested	448,314	336,371
Redeemed	(3,429,641)	(2,715,385)

Total Class A Shares	1,786,520	2,937,884

Class B Shares
Issued	1,714	19,522
Reinvested	446	614
Redeemed	(13,715)	(11,051)

Total Class B Shares	(11,555)	9,085

Class C Shares
Issued	6,408	2,683
Reinvested	40	28
Redeemed	(1,492)	(813)

Total Class C Shares	4,956	1,898

Institutional Class Shares
Issued	10,988,647	21,697,034
Reinvested	3,425,749	2,776,269
Redeemed	(8,135,385)	(17,209,550)

Total Institutional Class Shares	6,279,011	7,263,753

Total change in shares	8,058,932	10,212,620

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 37

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$11.20	0.32	0.47	0.79	(0.40)	(0.40)	–	$11.59	7.19%	$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	(0.42)	–	$11.20	12.63%	$135,482,548	0.74%	3.87%	0.82%	338	.41%(h)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	(0.48)	–	$10.33	(0.23%)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	(0.49)	–	$10.82	4.77%	$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	(0.44)	–	$10.81	4.59%	$44,444,115	0.71%	4.15%	0.75%	113.91%

Class B Shares
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%	$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	(0.35)	0.01	$11.20	12.06%	$504,801	1.34%	3.27%	1.41%	338	.41%(h)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	(0.41)	–	$10.32	(0.94%)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	(0.43)	–	$10.82	4.15%	$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	(0.38)	–	$10.81	3.96%	$181,099	1.32%	3.56%	1.36%	113.91%

Class C Shares
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	(0.32)	–	$11.60	6.57%	$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	(0.35)	–	$11.20	11.97%	$194,428	1.32%	3.29%	1.41%	338	.41%(h)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	(0.41)	–	$10.33	(0.87%)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	(0.42)	–	$10.82	4.11%	$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (g)	$10.68	0.23	0.13	0.36	(0.23)	(0.23)	–	$10.81	3.43%	$5,172	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$11.19	0.37	0.47	0.84	(0.45)	(0.45)	–	$11.58	7.64%	$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	(0.46)	–	$11.19	13.22%	$923,856,645	0.32%	4.29%	0.41%	338	.41%(h)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	(0.52)	–	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	(0.54)	–	$10.81	5.19%	$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	(0.48)	–	$10.80	4.91%	$2,036,325,317	0.32%	4.57%	0.36%	113.91%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods of less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2010

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2010, the Nationwide International Index Fund (Class A at NAV) returned 9.13% versus 8.36% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 379 funds as of October 31, 2010) was 10.33% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Eight of the 10 sectors within the MSCI EAFE Index recorded positive returns during the reporting period. The materials sector led the way, advancing 20.19%, followed by consumer discretionary, with 17.66%, and industrials, with 17.35%. Consumer discretionary stocks DeNA Co., Ltd. and Genting Singapore PLC, along with industrials stock Wärtsilä Oyj, were the strongest-performing individual stocks in the Index.

What areas of investment detracted from Fund performance?

The financials and energy sectors lost 2.14% and 0.11%, respectively, for the reporting period. Industrials stocks Japan Airlines Corp., Sacyr Vallehermoso, S.A. and Gamesa Corporación Tecnológica S.A. were the weakest performers during the reporting period.

What was the impact of investments in derivatives on Fund performance?

The Fund utilizes several futures and currency contracts that provide similar exposure and characteristics of the MSCI EAFE Index to provide exposure on the Fund’s cash balances and accruals, and to provide daily liquidity for client flows. While over the long term, the futures should mirror the performance of the MSCI EAFE Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

At present, we believe that equity markets should continue to head unevenly higher during the next several months. Earnings expectations have been on an upward trend, and the economic backdrop as a whole seems to be improving. Economic projections were weaker in the April to August period, stabilized in September and October, and have since been moving higher. Our view is that global growth will continue to improve in 2011. A number of risks remain, including ongoing sovereign debt issues, escalating inflation in China and the potential breakdown in global policy coordination, but our baseline scenario is for a continued cyclical recovery. For stocks, this should present a supportive backdrop, and while we are likely to continue to see additional price pullbacks, we believe they should be viewed as part of a consolidation process in a market that is headed higher.

Subadviser:
 BlackRock Investment Management, LLC

Portfolio Managers:
 Edward Corallo and Debra L. Jelilian

2010 Annual Report 39

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	9.13%	2.82%	2.35%
	w/SC2	2.82%	1.61%	1.74%

Class B	w/o SC1	8.55%	2.17%	1.69%
	w/SC3	3.55%	1.86%	1.69%

Class C4	w/o SC1	8.55%	2.20%	1.56%
	w/SC5	7.55%	2.20%	1.56%

Class R2[6,7,8]		9.06%	2.75%	2.31%

Institutional Class[6]		9.58%	3.22%	2.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense
Ratio*

Class A	0.77%

Class B	1.37%

Class C	1.37%

Class R2	1.07%

Institutional Class	0.37%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

40 Annual Report 2010

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Index Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,062.70	3.69	0.71
	Hypothetical	[b]	1,000.00	1,021.63	3.62	0.71

Class B Shares	Actual		1,000.00	1,059.60	6.85	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32

Class C Shares	Actual		1,000.00	1,060.70	6.86	1.32
	Hypothetical	[b]	1,000.00	1,018.55	6.72	1.32

Class R2 Shares	Actual		1,000.00	1,062.30	4.31	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

Institutional Class Shares	Actual		1,000.00	1,064.60	1.67	0.32
	Hypothetical	[b]	1,000.00	1,023.59	1.63	0.32

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 41

Portfolio Summary	Nationwide International Index Fund

October 31, 2010

Asset Allocation

Common Stocks	98.8%
Repurchase Agreements	4.9%
Preferred Stocks	0.5%
Mutual Fund	0.1%
Rights ‡	0.0%
Liabilities in excess of other assets	(4	.3)%

	100.0%

Top Industries †

Commercial Banks	12.8%
Pharmaceuticals	6.7%
Oil, Gas & Consumable Fuels	6.5%
Metals & Mining	6.1%
Insurance	4.0%
Diversified Telecommunication Services	3.6%
Food Products	3.3%
Automobiles	3.3%
Chemicals	3.2%
Electric Utilities	3.0%
Other Industries *	47.5%

100.0%

Top Holdings †

Royal Dutch Shell PLC	1.8%
Nestle SA	1.7%
HSBC Holdings PLC	1.6%
Vodafone Group PLC	1.3%
BHP Billiton Ltd.	1.2%
BP PLC	1.1%
Novartis AG	1.1%
Total SA	1.0%
Telefonica SA	1.0%
Banco Santander SA	1.0%
Other Holdings *	87.2%

100.0%

Top Countries †

Japan	19.8%
United Kingdom	17.9%
France	9.3%
Australia	8.1%
Germany	7.9%
Switzerland	7.7%
Netherlands	4.4%
Spain	3.6%
Sweden	2.9%
Italy	2.7%
Other Countries *	15.7%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide International Index Fund

Common Stocks 98.8%
		Market
	Shares	Value

AUSTRALIA 8.4%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	103,460	$629,375

Airlines 0.0%†
Qantas Airways Ltd.*	165,561	462,235

Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	81,838	975,472
Foster’s Group Ltd. (a)	288,394	1,653,499

		2,628,971

Biotechnology 0.2%
CSL Ltd. (a)	84,046	2,710,408

Capital Markets 0.1%
Macquarie Group Ltd.	50,164	1,783,593

Chemicals 0.1%
Incitec Pivot Ltd.	242,346	887,395
Orica Ltd.	52,173	1,289,179

		2,176,574

Commercial Banks 2.4%
Australia & New Zealand Banking Group Ltd.	372,343	9,083,957
Bendigo and Adelaide Bank Ltd. (a)	53,424	474,423
Commonwealth Bank of Australia (a)	228,002	10,960,807
National Australia Bank Ltd.	311,070	7,785,578
Westpac Banking Corp. (a)	437,877	9,750,196

		38,054,961

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	204,903	1,281,400

Construction & Engineering 0.1%
Leighton Holdings Ltd. (a)	20,114	723,806

Construction Materials 0.0%†
Boral Ltd.	104,384	449,465

Containers & Packaging 0.1%
Amcor Ltd. (a)	182,872	1,205,048

Diversified Financial Services 0.1%
ASX Ltd. (a)	24,655	898,282

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	652,341	1,709,470

Electric Utilities 0.0%†
SP AusNet (a)	167,337	152,184

Energy Equipment & Services 0.1%
WorleyParsons Ltd. (a)	28,781	648,626

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	112,250	480,542
Wesfarmers Ltd.	147,695	4,805,508
Wesfarmers Ltd. PPS	22,780	746,181
Woolworths Ltd.	182,400	5,063,597

		11,095,828

Food Products 0.0%†
Goodman Fielder Ltd. (a)	208,825	303,607

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd. (a)	8,229	573,243

Health Care Providers & Services 0.0%†
Sonic Healthcare Ltd.	53,463	570,401

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd. (a)	58,082	200,124
Crown Ltd.	63,173	517,352
TABCORP Holdings Ltd.	92,714	670,748
Tatts Group Ltd. (a)	192,310	470,978

		1,859,202

Industrial Conglomerates 0.0%†
CSR Ltd. (a)	222,653	397,945

Information Technology Services 0.0%†
Computershare Ltd. (a)	64,797	643,389

Insurance 0.5%
AMP Ltd. (a)	306,804	1,606,783
AXA Asia Pacific Holdings Ltd. (a)	147,224	784,003
Insurance Australia Group Ltd. (a)	298,353	1,115,848
QBE Insurance Group Ltd.	151,227	2,543,731
Suncorp-Metway Ltd. (a)	188,376	1,700,577

		7,750,942

Media 0.0%†
Fairfax Media Ltd. (a)	310,922	441,727

Metals & Mining 2.2%
Alumina Ltd. (a)	360,290	719,934
BHP Billiton Ltd.	493,454	20,390,151
BlueScope Steel Ltd. (a)	273,044	536,537
Fortescue Metals Group Ltd.* (a)	177,021	1,088,483
MacArthur Coal Ltd.	19,313	227,702
Newcrest Mining Ltd. (a)	112,198	4,415,425
OneSteel Ltd. (a)	194,481	516,194
OZ Minerals Ltd.	458,145	706,598
Rio Tinto Ltd. (a)	64,007	5,209,044
Sims Metal Management Ltd. (a)	24,535	394,056

		34,204,124

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	82,612	269,583

Multi-Utilities 0.1%
AGL Energy Ltd. (a)	65,699	1,037,329

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd. (a)	20,486	233,372
Energy Resources of Australia Ltd.	8,260	105,742
Origin Energy Ltd. (a)	131,004	2,050,910
Paladin Energy Ltd.* (a)	96,339	388,875
Santos Ltd.	124,498	1,539,402
Woodside Petroleum Ltd. (a)	79,738	3,409,847

		7,728,148

2010 Annual Report 43

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

AUSTRALIA (continued)

Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust (a)	251,960	$458,750
Dexus Property Group (a)	689,982	561,949
Goodman Group (a)	981,833	607,312
GPT Group (a)	251,920	690,058
Mirvac Group (a)	501,615	638,276
Stockland (a)	356,424	1,319,907
Westfield Group	324,434	3,945,892

		8,222,144

Real Estate Management & Development 0.0%†
Lend Lease Group (a)	76,478	539,923

Road & Rail 0.1%
Asciano Group* (a)	440,219	676,296

Textiles, Apparel & Luxury Goods 0.0%†
Billabong International Ltd.	29,397	234,262

Transportation Infrastructure 0.1%
Intoll Group	350,248	516,059
MAp Group	55,663	166,340
Transurban Group (a)	191,481	979,633

		1,662,032

		133,724,523

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG	27,891	1,260,156
Raiffeisen International Bank Holding AG (a)	8,121	458,648

		1,718,804

Diversified Telecommunication Services 0.1%
Telekom Austria AG	48,553	743,533

Electric Utilities 0.0%†
Verbund AG, Class A (a)	11,315	452,642

Insurance 0.0%†
Vienna Insurance Group	5,811	312,419

Metals & Mining 0.0%†
Voestalpine AG	16,507	655,482

Oil, Gas & Consumable Fuels 0.1%
OMV AG	22,618	845,946

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (a)(c)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	138,415	545,872

		5,274,698

BELGIUM 1.0%
Beverages 0.4%
Anheuser-Busch InBev NV	105,607	6,632,497
Anheuser-Busch InBev NV VVPR*	47,992	200

		6,632,697

Chemicals 0.1%
Solvay SA	8,926	945,886
Umicore	16,062	756,828

		1,702,714

Commercial Banks 0.1%
Dexia SA*	81,859	364,769
KBC Groep NV*	24,251	1,055,993

		1,420,762

Diversified Financial Services 0.1%
Cie Nationale a Portefeuille	4,323	231,306
Groupe Bruxelles Lambert SA	12,148	1,076,155

		1,307,461

Diversified Telecommunication Services 0.1%
Belgacom SA	22,892	898,911

Food & Staples Retailing 0.1%
Colruyt SA	11,310	638,382
Delhaize Group SA	15,103	1,055,646

		1,694,028

Insurance 0.1%
Ageas	321,111	988,720

Pharmaceuticals 0.0%†
UCB SA	15,174	588,627

Wireless Telecommunication Services 0.0%†
Mobistar SA	3,895	257,847

		15,491,767

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd. (a)	39,752	1,206,708

CHINA 0.0%†
Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.* (a)	315,604	233,140

Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	221,166	320,545

		553,685

CYPRUS 0.0%†
Commercial Banks 0.0%†
Bank of Cyprus Public Co. Ltd.	98,264	457,868

DENMARK 1.0%
Beverages 0.1%
Carlsberg AS, Class B	15,527	1,697,574

Chemicals 0.1%
Novozymes AS, Class B	6,588	877,740

44 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

DENMARK (continued)

Commercial Banks 0.1%
Danske Bank AS*	65,922	$1,751,136

Electrical Equipment 0.1%
Vestas Wind Systems AS*	30,551	973,904

Health Care Equipment & Supplies 0.0%†
Coloplast AS, Class B	3,350	414,830
William Demant Holding AS*	3,635	272,475

		687,305

Insurance 0.0%†
Tryg AS	3,580	180,386

Marine 0.2%
A.P. Moller — Maersk AS, Class A	78	655,589
A.P. Moller — Maersk AS, Class B	198	1,718,128

		2,373,717

Pharmaceuticals 0.4%
Novo Nordisk AS, Class B	64,106	6,731,250

Road & Rail 0.0%†
DSV AS	29,507	605,044

		15,878,056

FINLAND 1.1%
Auto Components 0.0%†
Nokian Renkaat OYJ (a)	16,246	563,252

Communications Equipment 0.4%
Nokia OYJ	550,718	5,914,373

Diversified Financial Services 0.0%†
Pohjola Bank PLC	20,712	262,038

Diversified Telecommunication Services 0.0%†
Elisa OYJ (a)	19,993	427,576

Electric Utilities 0.1%
Fortum OYJ	64,666	1,834,055

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	9,936	493,064

Insurance 0.1%
Sampo OYJ, Class A	60,986	1,707,760

Machinery 0.2%
Kone OYJ, Class B	23,148	1,240,199
Metso OYJ	19,223	911,383
Wartsila OYJ	11,833	829,816

		2,981,398

Media 0.0%†
Sanoma OYJ (a)	12,186	274,955

Metals & Mining 0.1%
Outokumpu OYJ	18,277	328,317
Rautaruukki OYJ	12,646	251,309

		579,626

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	19,274	319,728

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	87,648	870,877
Upm-Kymmene OYJ	77,999	1,295,982

		2,166,859

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,807	293,662

		17,818,346

FRANCE 9.7%
Aerospace & Defense 0.1%
Safran SA	25,010	793,448
Thales SA	13,484	550,219

		1,343,667

Airlines 0.0%†
Air France-KLM*	20,443	373,247

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B (a)	25,340	2,024,715

Automobiles 0.2%
PSA Peugeot Citroen* (a)	21,904	876,178
Renault SA*	28,838	1,609,925

		2,486,103

Beverages 0.2%
Pernod-Ricard SA	28,911	2,569,745

Building Products 0.2%
Cie de Saint-Gobain	56,142	2,637,678

Chemicals 0.3%
Air Liquide SA	41,454	5,367,284

Commercial Banks 1.2%
BNP Paribas	139,416	10,197,654
Credit Agricole SA	135,103	2,215,773
Natixis*	129,364	794,683
Societe Generale	92,474	5,545,164

		18,753,274

Commercial Services & Supplies 0.1%
Edenred*	22,382	468,826
Societe BIC SA	3,750	332,862

		801,688

Communications Equipment 0.1%
Alcatel-Lucent*	346,963	1,219,787

Construction & Engineering 0.3%
Bouygues SA (a)	33,458	1,479,788
Eiffage SA	6,456	319,169
Vinci SA	63,859	3,424,200

		5,223,157

2010 Annual Report 45

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

FRANCE (continued)

Construction Materials 0.1%
Imerys SA	5,692	$340,074
Lafarge SA	29,151	1,667,012

		2,007,086

Diversified Financial Services 0.0%†
Eurazeo	4,174	317,419

Diversified Telecommunication Services 0.4%
France Telecom SA	270,881	6,499,285
Iliad SA	2,469	278,135

		6,777,420

Electric Utilities 0.1%
Electricite de France (EDF)	37,660	1,727,716

Electrical Equipment 0.5%
Alstom SA	30,818	1,556,365
Legrand SA	17,955	693,307
Schneider Electric SA	35,127	4,990,879

		7,240,551

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas*	21,625	505,132
Technip SA	14,735	1,241,322

		1,746,454

Food & Staples Retailing 0.4%
Carrefour SA	87,991	4,764,122
Casino Guichard Perrachon SA	8,314	782,187

		5,546,309

Food Products 0.3%
Danone SA	85,741	5,436,433

Health Care Equipment & Supplies 0.1%
BioMerieux	1,772	170,825
Cie Generale d’Optique Essilor International SA	29,748	1,988,135

		2,158,960

Hotels, Restaurants & Leisure 0.1%
Accor SA	22,382	918,506
Sodexo	14,216	925,169

		1,843,675

Information Technology Services 0.1%
Atos Origin SA*	6,809	315,098
Cap Gemini SA	22,312	1,138,988

		1,454,086

Insurance 0.4%
AXA SA	252,292	4,601,029
CNP Assurances	22,396	447,550
SCOR SE	24,990	614,458

		5,663,037

Machinery 0.1%
Vallourec SA	15,833	1,646,220

Media 0.5%
Eutelsat Communications	14,841	558,570
JC Decaux SA*	10,648	312,756
Lagardere SCA	17,796	760,271
Metropole Television SA	9,773	239,230
PagesJaunes Groupe	18,970	209,132
Publicis Groupe SA	17,621	877,794
Societe Television Francaise 1	17,699	290,087
Vivendi SA	179,655	5,133,646

		8,381,486

Metals & Mining 0.0%†
Eramet	673	233,631

Multiline Retail 0.1%
PPR	11,022	1,812,817

Multi-Utilities 0.6%
GDF Suez (a)	181,891	7,267,810
Suez Environnement Co.	40,612	794,628
Veolia Environnement	49,923	1,468,058

		9,530,496

Office Electronics 0.0%†
Neopost SA (a)	4,701	390,504

Oil, Gas & Consumable Fuels 1.1%
Total SA	310,225	16,886,759

Personal Products 0.3%
L’Oreal SA	35,173	4,131,539

Pharmaceuticals 0.7%
Ipsen SA	4,045	142,545
Sanofi-Aventis SA	154,263	10,807,914

		10,950,459

Professional Services 0.0%†
Bureau Veritas SA	7,445	550,297

Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions REG	3,512	401,480
Gecina SA	2,687	326,287
ICADE	3,600	395,685
Klepierre	13,281	517,009
Unibail-Rodamco SE	13,353	2,786,056

		4,426,517

Software 0.0%†
Dassault Systemes SA (a)	8,925	685,105

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	9,525	1,378,408
Hermes International (a)	7,905	1,679,055
LVMH Moet Hennessy Louis Vuitton SA	35,978	5,644,659

		8,702,122

46 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

FRANCE (continued)

Transportation Infrastructure 0.1%
Aeroports de Paris	4,301	$365,489
Groupe Eurotunnel SA REG	69,623	692,631

		1,058,120

		154,105,563

GERMANY 7.7%
Air Freight & Logistics 0.1%
Deutsche Post AG REG	123,498	2,302,054

Airlines 0.1%
Deutsche Lufthansa AG REG*	34,355	734,421

Auto Components 0.0%†
Continental AG*	7,540	654,631

Automobiles 0.8%
Bayerische Motoren Werke AG	48,451	3,472,581
Daimler AG REG*	132,434	8,721,307
Volkswagen AG	4,061	532,383

		12,726,271

Capital Markets 0.5%
Deutsche Bank AG REG	137,098	7,897,614

Chemicals 1.0%
BASF SE	134,943	9,811,898
K+S AG	21,425	1,490,520
Linde AG	24,739	3,559,283
Wacker Chemie AG	2,359	486,480

		15,348,181

Commercial Banks 0.1%
Commerzbank AG* (a)	101,350	912,743
Deutsche Postbank AG*	13,196	458,961

		1,371,704

Construction & Engineering 0.0%†
Hochtief AG	6,480	561,917

Construction Materials 0.1%
HeidelbergCement AG	19,838	1,035,869

Diversified Financial Services 0.1%
Deutsche Boerse AG	29,225	2,055,932

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	417,218	6,043,961

Electric Utilities 0.5%
E.ON AG	264,668	8,284,183

Food & Staples Retailing 0.1%
Metro AG	19,470	1,364,373

Food Products 0.0%†
Suedzucker AG	10,710	252,872

Health Care Equipment & Supplies 0.0%†
Fresenius SE	4,202	370,570

Health Care Providers & Services 0.1%
Celesio AG	11,507	274,245
Fresenius Medical Care AG & Co. KGaA	27,945	1,778,505

		2,052,750

Hotels, Restaurants & Leisure 0.0%†
TUI AG*	20,871	243,377

Household Products 0.1%
Henkel AG & Co. KGaA	19,465	964,614

Industrial Conglomerates 0.9%
Siemens AG REG	121,172	13,827,519

Insurance 0.8%
Allianz SE REG	66,634	8,344,382
Hannover Rueckversicherung AG REG	9,091	459,825
Muenchener Rueckversicherungs AG REG	27,890	4,359,203

		13,163,410

Internet Software & Services 0.0%†
United Internet AG REG	13,858	248,209

Machinery 0.2%
GEA Group AG	23,113	604,160
MAN SE	15,808	1,736,381

		2,340,541

Metals & Mining 0.2%
Salzgitter AG	6,475	464,585
ThyssenKrupp AG	50,108	1,843,539

		2,308,124

Multi-Utilities 0.3%
RWE AG	61,960	4,440,036

Personal Products 0.1%
Beiersdorf AG	15,148	986,894

Pharmaceuticals 0.6%
Bayer AG REG	121,529	9,064,484
Merck KGaA	9,439	785,875

		9,850,359

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG*	156,705	1,232,821

Software 0.4%
SAP AG	126,317	6,580,976

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG	30,400	1,980,008
Puma AG Rudolf Dassler Sport	796	264,195

		2,244,203

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,672	359,813

		121,848,199

2010 Annual Report 47

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

GREECE 0.3%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA	26,925	$695,520

Commercial Banks 0.2%
Alpha Bank A.E.*	70,943	468,645
EFG Eurobank Ergasias SA*	48,706	300,623
National Bank of Greece SA*	137,938	1,514,050
Piraeus Bank SA*	44,873	233,039

		2,516,357

Diversified Telecommunication Services 0.0%†
Hellenic Telecommunications Organization SA	36,954	295,183

Electric Utilities 0.0%†
Public Power Corp. SA	17,491	292,702

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	33,670	634,294

		4,434,056

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd.	216,816	908,960

HONG KONG 2.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	176,000	474,193

Commercial Banks 0.3%
Bank of East Asia Ltd.	227,350	974,738
BOC Hong Kong Holdings Ltd.	537,100	1,689,305
Hang Seng Bank Ltd.	114,500	1,677,712
Wing Hang Bank Ltd.	23,500	275,281

		4,617,036

Distributors 0.1%
Li & Fung Ltd.	341,600	1,808,712

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd.	149,700	3,304,425

Diversified Telecommunication Services 0.0%†
PCCW Ltd.	558,000	213,519

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	70,500	294,806
CLP Holdings Ltd.	281,000	2,284,370
Hongkong Electric Holdings Ltd.	200,800	1,276,543

		3,855,719

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	625,669	1,510,996

Hotels, Restaurants & Leisure 0.0%†
Shangri-La Asia Ltd.	184,000	414,878

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	311,500	3,076,442
NWS Holdings Ltd.	125,000	295,246

		3,371,688

Marine 0.0%†
Orient Overseas International Ltd.	33,938	298,251

Media 0.0%†
Television Broadcasts Ltd.	43,000	229,866

Multiline Retail 0.0%†
Lifestyle International Holdings Ltd.	97,693	227,372

Oil, Gas & Consumable Fuels 0.0%†
Mongolia Energy Co. Ltd.*	495,175	190,241

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	316,051	975,473

Real Estate Management & Development 1.0%
Cheung Kong Holdings Ltd.	203,000	3,100,656
Hang Lung Group Ltd.	120,000	797,975
Hang Lung Properties Ltd.	310,000	1,520,659
Henderson Land Development Co. Ltd.	160,800	1,146,088
Hopewell Holdings Ltd.	90,569	285,319
Hysan Development Co. Ltd.	95,673	370,536
Kerry Properties Ltd.	107,000	594,430
New World Development Ltd.	362,679	718,800
Sino Land Co. Ltd.	264,000	553,489
Sun Hung Kai Properties Ltd.	206,700	3,555,685
Swire Pacific Ltd., Class A	115,000	1,636,901
Wharf Holdings Ltd.	206,337	1,358,574
Wheelock & Co. Ltd.	142,000	498,672

		16,137,784

Road & Rail 0.1%
MTR Corp.	212,214	809,911

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	27,300	246,856

Specialty Retail 0.1%
Esprit Holdings Ltd.	172,555	931,315

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd. (a)	114,500	410,696

Trading Companies & Distributors 0.1%
Noble Group Ltd.	449,014	648,393

		40,677,324

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings PLC	42,663	245,883

48 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

IRELAND (continued)

Commercial Banks 0.0%†
Anglo Irish Bank Corp. Ltd.* (c)	122,522	$0
Governor & Co. of the Bank of Ireland (The)*	511,899	382,328

		382,328

Construction Materials 0.1%
CRH PLC	105,499	1,822,314
James Hardie Industries SE*	63,452	336,305

		2,158,619

Food Products 0.1%
Kerry Group PLC, Class A	20,987	772,597

Media 0.1%
WPP PLC	187,746	2,181,777

Pharmaceuticals 0.2%
Elan Corp. PLC*	76,306	423,465
Shire PLC	82,135	1,927,470

		2,350,935

Professional Services 0.1%
Experian PLC	148,694	1,727,789

		9,819,928

ISRAEL 0.8%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	3,515	186,646

Chemicals 0.1%
Israel Chemicals Ltd.	62,882	959,703
Israel Corp. Ltd. (The)*	350	375,424
Makhteshim-Agan Industries Ltd.*	36,412	183,725

		1,518,852

Commercial Banks 0.1%
Bank Hapoalim B.M.*	149,081	675,565
Bank Leumi Le-Israel B.M.*	177,176	815,286
Israel Discount Bank Ltd., Class A*	81,980	166,327
Mizrahi Tefahot Bank Ltd.	18,610	173,731

		1,830,909

Diversified Telecommunication Services 0.1%
Bezeq Israeli Telecommunication Corp. Ltd.	260,128	683,851

Electrical Equipment 0.0%†
Ormat Industries	9,209	73,074

Industrial Conglomerates 0.0%†
Delek Group Ltd.	608	169,638
Discount Investment Corp. REG	3,951	90,664

		260,302

Pharmaceuticals 0.5%
Teva Pharmaceutical Industries Ltd.	136,409	7,074,335

Software 0.0%†
NICE Systems Ltd.*	9,335	308,171

Wireless Telecommunication Services 0.0%†
Cellcom Israel Ltd.	7,491	251,710
Partner Communications Co. Ltd.	12,864	261,233

		512,943

		12,449,083

ITALY 2.8%
Aerospace & Defense 0.1%
Finmeccanica SpA	61,020	852,694

Auto Components 0.0%†
Pirelli & C SpA	35,847	306,281

Automobiles 0.1%
Fiat SpA	110,749	1,875,445

Capital Markets 0.0%†
Mediobanca SpA*	71,655	742,784

Commercial Banks 0.8%
Banca Carige SpA	89,227	216,053
Banca Monte dei Paschi di Siena SpA*	331,229	466,217
Banca Popolare di Milano Scarl	59,436	277,893
Banco Popolare Societa Cooperativa	95,965	515,752
Intesa Sanpaolo SpA	1,129,559	3,972,820
Intesa Sanpaolo SpA	143,827	394,112
UniCredit SpA	1,996,270	5,204,382
Unione di Banche Italiane ScpA	86,767	916,144

		11,963,373

Diversified Financial Services 0.0%†
Exor SpA	9,529	244,980

Diversified Telecommunication Services 0.2%
Telecom Italia SpA	1,402,318	2,152,226
Telecom Italia SpA — RSP	908,511	1,114,730

		3,266,956

Electric Utilities 0.4%
Enel SpA	964,662	5,510,246
Terna Rete Elettrica Nazionale SpA	197,980	913,578

		6,423,824

Electrical Equipment 0.0%†
Prysmian SpA	24,083	466,784

Energy Equipment & Services 0.1%
Saipem SpA	38,361	1,704,315

Food Products 0.0%†
Parmalat SpA	245,844	675,808

Gas Utilities 0.1%
Snam Rete Gas SpA	214,710	1,164,028

Hotels, Restaurants & Leisure 0.0%†
Autogrill SpA*	15,333	204,496

2010 Annual Report 49

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

ITALY (continued)

Insurance 0.3%
Assicurazioni Generali SpA	171,195	$3,752,566
Mediolanum SpA (a)	35,536	167,033

		3,919,599

Media 0.1%
Mediaset SpA	106,512	786,395

Multi-Utilities 0.0%†
A2A SpA	167,378	272,913

Oil, Gas & Consumable Fuels 0.5%
ENI SpA	382,669	8,616,686

Real Estate Management & Development 0.0%†
Prelios SpA*	35,847	21,054

Textiles, Apparel & Luxury Goods 0.0%†
Luxottica Group SpA	17,465	515,823

Transportation Infrastructure 0.1%
Atlantia SpA	36,030	823,591

		44,847,829

JAPAN 20.6%
Air Freight & Logistics 0.0%†
Yamato Holdings Co. Ltd.	58,600	738,763

Airlines 0.0%†
All Nippon Airways Co. Ltd.*	124,000	469,065

Auto Components 0.5%
Aisin Seiki Co. Ltd.	28,300	886,731
Bridgestone Corp.	94,700	1,695,253
Denso Corp.	70,900	2,204,855
Koito Manufacturing Co. Ltd.	16,000	208,267
NGK Spark Plug Co. Ltd.	24,000	333,864
NHK Spring Co. Ltd.	22,000	186,543
NOK Corp.	14,600	259,987
Stanley Electric Co. Ltd.	20,800	348,634
Sumitomo Rubber Industries Ltd.	25,900	278,371
Toyoda Gosei Co. Ltd.	10,100	217,652
Toyota Boshoku Corp.	8,400	142,281
Toyota Industries Corp.	26,500	747,385

		7,509,823

Automobiles 2.0%
Daihatsu Motor Co. Ltd.	29,000	391,746
Fuji Heavy Industries Ltd.	82,000	565,102
Honda Motor Co. Ltd.	242,800	8,752,645
Isuzu Motors Ltd.	176,000	676,003
Mazda Motor Corp.	227,300	577,671
Mitsubishi Motors Corp.* (a)	583,000	692,561
Nissan Motor Co. Ltd.	364,100	3,200,007
Suzuki Motor Corp.	48,800	1,191,042
Toyota Motor Corp.	406,400	14,394,797
Yamaha Motor Co. Ltd.*	39,300	603,005

		31,044,579

Beverages 0.2%
Asahi Breweries Ltd.	58,100	1,171,839
Coca-Cola West Co. Ltd.	8,900	136,189
Ito En Ltd. (a)	6,700	107,553
Kirin Holdings Co. Ltd.	122,000	1,671,851
Sapporo Holdings Ltd.	41,000	161,330

		3,248,762

Building Products 0.2%
Asahi Glass Co. Ltd.	146,600	1,406,301
Daikin Industries Ltd.	34,600	1,203,776
JS Group Corp.	36,900	725,224
Nippon Sheet Glass Co. Ltd.	101,000	221,642
TOTO Ltd.	42,200	280,369

		3,837,312

Capital Markets 0.3%
Daiwa Securities Group, Inc.	250,200	1,020,121
JAFCO Co. Ltd.	5,600	117,052
Matsui Securities Co. Ltd.	20,300	114,817
Mizuho Securities Co. Ltd.	85,700	182,095
Nomura Holdings, Inc.	517,700	2,660,349
SBI Holdings, Inc.	2,872	349,823

		4,444,257

Chemicals 0.9%
Air Water, Inc.	23,000	268,003
Asahi Kasei Corp.	181,200	1,065,982
Daicel Chemical Industries Ltd.	38,000	263,969
Denki Kagaku Kogyo KK	73,000	321,268
Hitachi Chemical Co. Ltd.	15,700	291,243
JSR Corp.	26,400	455,375
Kaneka Corp.	43,500	269,072
Kansai Paint Co. Ltd. (a)	30,000	279,850
Kuraray Co. Ltd.	52,000	744,757
Mitsubishi Chemical Holdings Corp.	181,000	930,987
Mitsubishi Gas Chemical Co., Inc.	60,000	370,936
Mitsui Chemicals, Inc.	130,100	381,104
Nissan Chemical Industries Ltd.	20,000	229,650
Nitto Denko Corp.	24,710	924,636
Shin-Etsu Chemical Co. Ltd.	60,100	3,039,017
Showa Denko KK	214,000	391,291
Sumitomo Chemical Co. Ltd.	232,200	1,012,343
Taiyo Nippon Sanso Corp.	37,000	296,780
Teijin Ltd.	141,800	525,030
Tokuyama Corp.	48,000	262,748
Toray Industries, Inc.	213,300	1,235,738
Tosoh Corp.	78,000	208,624
Ube Industries Ltd.	131,000	321,385

		14,089,788

Commercial Banks 1.8%
77 Bank Ltd. (The)	54,300	255,704
Aozora Bank Ltd.	81,000	135,400
Bank of Kyoto Ltd. (The)	49,000	437,580
Bank of Yokohama Ltd. (The)	180,000	882,553

50 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

JAPAN (continued)
Commercial Banks (continued)

Chiba Bank Ltd. (The)	112,300	$693,323
Chugoku Bank Ltd. (The)	25,000	289,981
Chuo Mitsui Trust Holdings, Inc.	145,400	524,538
Fukuoka Financial Group, Inc.	113,600	440,598
Gunma Bank Ltd. (The)	60,000	300,917
Hachijuni Bank Ltd. (The)	58,000	297,635
Hiroshima Bank Ltd. (The)	77,000	314,508
Hokuhoku Financial Group, Inc.	195,900	362,271
Iyo Bank Ltd. (The)	38,000	282,904
Joyo Bank Ltd. (The)	103,000	448,040
Mitsubishi UFJ Financial Group, Inc. (a)	1,873,384	8,694,383
Mizuho Financial Group, Inc.	2,967,283	4,303,507
Mizuho Trust & Banking Co. Ltd.*	230,000	205,362
Nishi-Nippon City Bank Ltd. (The)	102,000	277,938
Resona Holdings, Inc. (a)	91,201	725,381
Sapporo Hokuyo Holdings, Inc.	48,500	199,974
Senshu Ikeda Holdings, Inc.	83,390	110,728
Seven Bank Ltd.	93	167,399
Shinsei Bank Ltd.* (a)	158,000	125,217
Shizuoka Bank Ltd. (The)	89,000	762,038
Sumitomo Mitsui Financial Group, Inc.	197,105	5,883,140
Sumitomo Trust & Banking Co. Ltd. (The)	213,000	1,162,938
Suruga Bank Ltd.	31,000	279,127
Yamaguchi Financial Group, Inc.	32,000	289,708

		28,852,792

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	82,700	1,043,199
Nissha Printing Co. Ltd. (a)	2,700	59,541
Secom Co. Ltd.	30,400	1,383,128
Toppan Printing Co. Ltd.	82,000	658,698

		3,144,566

Computers & Peripherals 0.4%
Fujitsu Ltd.	271,100	1,849,296
NEC Corp.	390,000	1,085,159
Seiko Epson Corp.	20,200	322,085
Toshiba Corp.	586,700	2,936,520

		6,193,060

Construction & Engineering 0.1%
Chiyoda Corp.	26,000	215,373
JGC Corp.	32,000	612,054
Kajima Corp.	124,800	292,646
Kinden Corp.	20,000	171,919
Obayashi Corp.	101,500	413,545
Shimizu Corp.	87,000	335,850
Taisei Corp.	144,000	307,438

		2,348,825

Construction Materials 0.0%†
Taiheiyo Cement Corp.*	140,000	151,117

Consumer Finance 0.1%
Acom Co. Ltd. (a)	5,780	65,710
Aeon Credit Service Co. Ltd.	8,700	99,925
Credit Saison Co. Ltd.	23,100	327,644
ORIX Corp.	15,690	1,429,156

		1,922,435

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	22,300	380,522

Distributors 0.0%†
Canon Marketing Japan, Inc.	6,700	83,458

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	10,000	479,929

Diversified Financial Services 0.0%†
Mitsubishi UFJ Lease & Finance Co. Ltd.	9,230	307,772

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	76,154	3,434,577

Electric Utilities 1.0%
Chubu Electric Power Co., Inc.	96,000	2,426,141
Chugoku Electric Power Co., Inc. (The)	42,800	862,573
Hokkaido Electric Power Co., Inc.	26,900	565,818
Hokuriku Electric Power Co.	27,100	657,566
Kansai Electric Power Co., Inc. (The)	110,900	2,806,911
Kyushu Electric Power Co., Inc.	56,300	1,332,782
Shikoku Electric Power Co., Inc.	26,200	774,452
Tohoku Electric Power Co., Inc.	62,000	1,390,557
Tokyo Electric Power Co., Inc. (The)	209,100	4,992,921

		15,809,721

Electrical Equipment 0.4%
Fuji Electric Holdings Co. Ltd.	57,200	136,443
Furukawa Electric Co. Ltd.	81,300	302,960
GS Yuasa Corp. (a)	49,000	326,790
Mabuchi Motor Co. Ltd.	1,800	95,285
Mitsubishi Electric Corp.	282,600	2,648,571
Nidec Corp.	15,200	1,501,023
Sumitomo Electric Industries Ltd.	104,900	1,334,827
Ushio, Inc.	11,700	194,465

		6,540,364

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co. Ltd.	36,700	210,926
FUJIFILM Holdings Corp.	67,600	2,255,245
Hamamatsu Photonics KK	9,000	291,104
Hirose Electric Co. Ltd.	4,900	492,522
Hitachi High-Technologies Corp.	10,400	202,110
Hitachi Ltd.	661,300	2,988,845
HOYA Corp.	65,300	1,525,331
Ibiden Co. Ltd.	19,000	467,468
Keyence Corp.	6,008	1,488,499
Kyocera Corp.	23,700	2,361,995

2010 Annual Report 51

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

JAPAN (continued)
Electronic Equipment, Instruments & Components (continued)

Mitsumi Electric Co. Ltd.	12,300	$209,139
Murata Manufacturing Co. Ltd.	29,400	1,652,169
Nippon Electric Glass Co. Ltd.	52,000	668,399
Omron Corp.	29,800	690,359
Shimadzu Corp.	38,000	285,251
TDK Corp.	18,600	1,061,221
Yaskawa Electric Corp.	37,000	288,838
Yokogawa Electric Corp.	33,800	221,742

		17,361,163

Food & Staples Retailing 0.3%
AEON Co. Ltd.	90,100	1,061,129
FamilyMart Co. Ltd.	9,700	343,956
Lawson, Inc.	8,200	372,514
Seven & I Holdings Co. Ltd.	111,500	2,588,254
UNY Co. Ltd.	28,500	237,497

		4,603,350

Food Products 0.2%
Ajinomoto Co., Inc.	98,000	933,944
Kikkoman Corp.	24,000	258,644
MEIJI Holdings Co. Ltd.	10,699	493,854
Nippon Meat Packers, Inc.	27,000	313,933
Nisshin Seifun Group, Inc.	27,900	345,444
Nissin Foods Holdings Co. Ltd.	8,900	322,326
Toyo Suisan Kaisha Ltd.	14,400	308,562
Yakult Honsha Co. Ltd.	14,900	435,995
Yamazaki Baking Co. Ltd.	19,100	232,976

		3,645,678

Gas Utilities 0.2%
Osaka Gas Co. Ltd.	280,900	1,060,793
Toho Gas Co. Ltd.	63,000	331,914
Tokyo Gas Co. Ltd.	385,400	1,813,264

		3,205,971

Health Care Equipment & Supplies 0.2%
Olympus Corp.	32,600	854,172
Sysmex Corp.	5,200	356,556
Terumo Corp.	24,500	1,244,195

		2,454,923

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	6,000	252,267
Medipal Holdings Corp.	22,300	260,093
Suzuken Co. Ltd.	9,800	308,096

		820,456

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	10,024	254,455
Oriental Land Co. Ltd.	7,500	726,403

		980,858

Household Durables 0.8%
Casio Computer Co. Ltd. (a)	26,000	182,353
Panasonic Corp.	284,402	4,145,809
Rinnai Corp.	5,300	322,451
Sekisui Chemical Co. Ltd.	65,000	412,951
Sekisui House Ltd.	86,300	811,080
Sharp Corp. (a)	142,900	1,411,619
Sony Corp.	146,100	4,936,283

		12,222,546

Household Products 0.0%†
Unicharm Corp.	18,600	710,534

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co. Ltd.	17,600	520,773

Industrial Conglomerates 0.1%
Hankyu Hanshin Holdings, Inc. (a)	168,000	805,354

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	4,400	150,270
Nomura Research Institute Ltd.	15,300	288,646
NTT Data Corp.	186	571,915
Obic Co. Ltd.	940	173,521
Otsuka Corp.	2,400	152,389

		1,336,741

Insurance 0.6%
Dai-ichi Life Insurance Co. Ltd. (The)	1,160	1,405,206
MS&AD Insurance Group Holdings	78,355	1,877,143
NKSJ Holdings, Inc.*	211,900	1,454,152
Sony Financial Holdings, Inc.	135	469,479
T&D Holdings, Inc.	41,550	848,426
Tokio Marine Holdings, Inc.	106,100	2,983,092

		9,037,498

Internet & Catalog Retail 0.1%
Dena Co. Ltd.	10,900	282,960
Rakuten, Inc.	1,066	820,547

		1,103,507

Internet Software & Services 0.0%†
Yahoo! Japan Corp.	2,170	757,469

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	29,349	270,436
Nikon Corp.	48,000	906,518
Sankyo Co. Ltd.	7,900	420,904
Sega Sammy Holdings, Inc.	27,500	448,649
Shimano, Inc.	10,300	513,241
Yamaha Corp.	23,700	289,961

		2,849,709

Machinery 1.1%
Amada Co. Ltd.	55,000	361,906
Fanuc Ltd.	28,100	4,068,028
Hino Motors Ltd.	42,000	181,448
Hitachi Construction Machinery Co. Ltd.	15,100	321,064
IHI Corp.	187,000	355,137

52 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

JAPAN (continued)
Machinery (continued)

Japan Steel Works Ltd. (The)	47,000	$448,431
JTEKT Corp.	29,900	299,569
Kawasaki Heavy Industries Ltd.	216,200	596,937
Komatsu Ltd.	139,000	3,397,359
Kubota Corp.	167,100	1,481,853
Kurita Water Industries Ltd.	16,600	429,987
Makita Corp.	16,500	578,537
Minebea Co. Ltd.	54,000	296,539
Mitsubishi Heavy Industries Ltd.	441,200	1,603,772
Mitsui Engineering & Shipbuilding Co. Ltd. (a)	110,000	248,424
NGK Insulators Ltd.	37,000	560,195
NSK Ltd.	66,400	502,014
NTN Corp.	72,600	328,384
SMC Corp.	8,100	1,236,536
Sumitomo Heavy Industries Ltd.	84,000	477,434
THK Co. Ltd.	18,400	353,231

		18,126,785

Marine 0.2%
Kawasaki Kisen Kaisha Ltd.	104,000	403,834
Mitsui OSK Lines Ltd.	173,000	1,106,395
Nippon Yusen KK	229,400	962,300

		2,472,529

Media 0.1%
Dentsu, Inc.	24,461	576,405
Fuji Media Holdings, Inc.	74	97,950
Hakuhodo DY Holdings, Inc.	3,540	176,806
Jupiter Telecommunications Co. Ltd.	369	398,340
Toho Co. Ltd. (a)	14,900	230,295

		1,479,796

Metals & Mining 0.6%
Daido Steel Co. Ltd.	44,000	224,209
Dowa Holdings Co. Ltd.	39,940	242,498
Hitachi Metals Ltd.	25,000	284,554
JFE Holdings, Inc.	67,200	2,095,601
Kobe Steel Ltd.	366,000	804,382
Maruichi Steel Tube Ltd.	8,200	162,419
Mitsubishi Materials Corp.*	168,000	525,922
Mitsui Mining & Smelting Co. Ltd.	94,100	286,992
Nippon Steel Corp.	747,000	2,347,913
Nisshin Steel Co. Ltd.	107,900	194,375
Sumitomo Metal Industries Ltd.	486,000	1,127,998
Sumitomo Metal Mining Co. Ltd.	79,000	1,257,152
Tokyo Steel Manufacturing Co. Ltd.	15,700	155,372
Yamato Kogyo Co. Ltd.	6,600	168,815

		9,878,202

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	56,378	622,064
J. Front Retailing Co. Ltd.	69,200	354,656
Marui Group Co. Ltd.	30,800	242,034
Takashimaya Co. Ltd.	41,000	308,634

		1,527,388

Office Electronics 0.6%
Brother Industries Ltd.	30,100	384,257
Canon, Inc.	166,600	7,669,144
Konica Minolta Holdings, Inc.	70,400	680,271
Ricoh Co. Ltd.	97,200	1,359,694

		10,093,366

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co. Ltd.	81,000	218,120
Idemitsu Kosan Co. Ltd.	3,400	286,416
INPEX Corp.	312	1,624,816
Japan Petroleum Exploration Co.	4,400	167,919
JX Holdings, Inc.	336,517	1,983,687
Showa Shell Sekiyu KK	29,600	249,196
TonenGeneral Sekiyu KK	41,000	365,481

		4,895,635

Paper & Forest Products 0.1%
Nippon Paper Group, Inc.	15,037	381,789
OJI Paper Co. Ltd.	127,000	585,833

		967,622

Personal Products 0.2%
Kao Corp.	78,700	2,000,315
Shiseido Co. Ltd.	49,000	1,023,002

		3,023,317

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	65,800	2,447,886
Chugai Pharmaceutical Co. Ltd.	33,000	578,574
Daiichi Sankyo Co. Ltd.	98,200	2,081,018
Dainippon Sumitomo Pharma Co. Ltd.	23,000	207,718
Eisai Co. Ltd.	36,500	1,255,693
Hisamitsu Pharmaceutical Co., Inc. (a)	10,100	413,611
Kyowa Hakko Kirin Co. Ltd.	36,000	353,009
Mitsubishi Tanabe Pharma Corp.	34,000	556,242
Ono Pharmaceutical Co. Ltd.	12,700	539,647
Santen Pharmaceutical Co. Ltd.	10,900	375,606
Shionogi & Co. Ltd.	44,800	781,967
Taisho Pharmaceutical Co. Ltd.	20,900	440,094
Takeda Pharmaceutical Co. Ltd.	109,900	5,151,702
Tsumura & Co. (a)	8,900	273,595

		15,456,362

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	100	248,561
Japan Real Estate Investment Corp.	74	712,391
Japan Retail Fund Investment Corp.	250	389,374

2010 Annual Report 53

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

JAPAN (continued)
Real Estate Investment Trusts (REITs) (continued)

Nippon Building Fund, Inc.	78	$764,291
Nomura Real Estate Office Fund, Inc.	41	252,149

		2,366,766

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	12,300	288,363
Daito Trust Construction Co. Ltd.	11,500	695,412
Daiwa House Industry Co. Ltd.	73,000	786,676
Mitsubishi Estate Co. Ltd.	173,600	3,041,201
Mitsui Fudosan Co. Ltd.	121,700	2,301,380
Nomura Real Estate Holdings, Inc.	15,000	230,075
NTT Urban Development Corp.	188	172,230
Sumitomo Realty & Development Co. Ltd.	51,000	1,110,967
Tokyo Tatemono Co. Ltd.	63,000	253,852
Tokyu Land Corp. (a)	72,000	328,117

		9,208,273

Road & Rail 0.7%
Central Japan Railway Co.	220	1,664,033
East Japan Railway Co.	49,890	3,080,884
Keikyu Corp	71,000	671,113
Keio Corp.	86,400	604,098
Keisei Electric Railway Co. Ltd.	41,000	273,764
Kintetsu Corp. (a)	239,500	758,432
Nippon Express Co. Ltd.	125,500	498,656
Odakyu Electric Railway Co. Ltd. (a)	94,100	867,292
Tobu Railway Co. Ltd. (a)	120,000	673,833
Tokyu Corp.	167,900	750,534
West Japan Railway Co.	244	905,848

		10,748,487

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	24,000	455,845
Elpida Memory, Inc.* (a)	26,600	272,298
Rohm Co. Ltd.	14,500	904,263
Shinko Electric Industries Co. Ltd.	10,000	97,345
Sumco Corp.* (a)	17,100	264,429
Tokyo Electron Ltd.	25,700	1,450,080

		3,444,260

Software 0.3%
Konami Corp.	13,700	241,082
Nintendo Co. Ltd.	14,600	3,769,964
Oracle Corp. Japan	5,800	263,092
Square Enix Holdings Co. Ltd.	10,000	208,853
Trend Micro, Inc.	12,800	362,153

		4,845,144

Specialty Retail 0.2%
ABC-Mart, Inc.	4,300	146,013
Fast Retailing Co. Ltd.	7,600	995,534
Nitori Holdings Co. Ltd.	5,450	479,551
Shimamura Co. Ltd.	3,000	287,555
USS Co. Ltd.	3,250	252,474
Yamada Denki Co. Ltd.	12,240	794,244

		2,955,371

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	23,000	247,654
Nisshinbo Holdings, Inc.	19,100	193,345

		440,999

Tobacco 0.1%
Japan Tobacco, Inc.	657	2,041,091

Trading Companies & Distributors 1.0%
ITOCHU Corp.	219,300	1,922,007
Marubeni Corp.	248,000	1,557,916
Mitsubishi Corp.	200,900	4,825,553
Mitsui & Co. Ltd.	254,900	4,008,917
Sojitz Corp.	189,367	348,078
Sumitomo Corp.	164,100	2,077,639
Toyota Tsusho Corp.	31,500	487,661

		15,227,771

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	39,000	304,622
Mitsubishi Logistics Corp.	16,400	198,349

		502,971

Wireless Telecommunication Services 0.6%
KDDI Corp.	426	2,296,493
NTT DoCoMo, Inc.	2,267	3,821,427
Softbank Corp.	119,100	3,824,900

		9,942,820

		327,092,972

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	13,465	1,262,011

LUXEMBOURG 0.5%
Energy Equipment & Services 0.1%
Tenaris SA	68,526	1,420,823

Media 0.1%
SES SA	45,036	1,156,553

Metals & Mining 0.2%
ArcelorMittal	126,029	4,078,095

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA	11,405	1,076,481

		7,731,952

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.*	339,100	739,469
Wynn Macau Ltd.* (a)	234,800	519,896

		1,259,365

54 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	26,109	$522,796

NETHERLANDS 4.6%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV*	59,162	1,556,338

Air Freight & Logistics 0.1%
TNT NV	54,821	1,457,911

Beverages 0.2%
Heineken Holding NV	16,522	712,642
Heineken NV	38,052	1,931,710

		2,644,352

Chemicals 0.2%
Akzo Nobel NV (a)	33,739	2,004,119
Koninklijke DSM NV	23,077	1,235,038

		3,239,157

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	10,411	422,977

Diversified Financial Services 0.4%
ING Groep NV CVA*	563,484	6,028,543

Diversified Telecommunication Services 0.3%
Koninklijke (Royal) KPN NV	239,461	3,999,287

Energy Equipment & Services 0.1%
Fugro NV CVA	10,005	708,299
SBM Offshore NV	25,682	524,184

		1,232,483

Food & Staples Retailing 0.2%
Koninklijke Ahold NV	172,221	2,380,416

Food Products 0.4%
Unilever NV CVA	239,252	7,105,083

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	144,867	4,418,781

Insurance 0.1%
Aegon NV*	225,820	1,431,195
Delta Lloyd NV	11,287	233,364

		1,664,559

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	33,712	638,815

Media 0.1%
Reed Elsevier NV	103,021	1,345,831
Wolters Kluwer NV	43,997	1,002,901

		2,348,732

Oil, Gas & Consumable Fuels 1.9%
Royal Dutch Shell PLC, Class A	521,687	16,930,436
Royal Dutch Shell PLC, Class B	395,954	12,671,174

		29,601,610

Professional Services 0.1%
Randstad Holding NV*	16,670	794,135

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	8,353	613,977

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV	62,710	2,078,828

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV	10,596	530,109

		72,756,093

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	90,609	567,714

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	278,776	435,114

Electric Utilities 0.0%†
Contact Energy Ltd.*	46,088	205,829

Hotels, Restaurants & Leisure 0.0%†
Sky City Entertainment Group Ltd.	86,105	198,573

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	125,454	201,027

		1,608,257

NORWAY 0.7%
Chemicals 0.1%
Yara International ASA	28,359	1,495,309

Commercial Banks 0.1%
DnB NOR ASA	146,672	2,014,741

Diversified Telecommunication Services 0.1%
Telenor ASA	120,709	1,948,373

Energy Equipment & Services 0.0%†
Aker Solutions ASA	24,801	378,215

Industrial Conglomerates 0.1%
Orkla ASA	116,362	1,127,710

Metals & Mining 0.1%
Norsk Hydro ASA	119,606	734,183

Oil, Gas & Consumable Fuels 0.2%
StatoilHydro ASA	163,614	3,573,631

Semiconductors & Semiconductor Equipment 0.0%†
Renewable Energy Corp. ASA*	75,411	262,637

		11,534,799

PORTUGAL 0.3%
Commercial Banks 0.1%
Banco Comercial Portugues SA, Class R (a)	424,878	386,516
Banco Espirito Santo SA REG	71,312	354,142

		740,658

2010 Annual Report 55

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

PORTUGAL (continued)

Construction Materials 0.0%†
Cimpor Cimentos de Portugal SGPS SA	30,660	$213,127

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA REG	85,775	1,239,645

Electric Utilities 0.1%
EDP — Energias de Portugal SA	261,849	1,001,729

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,211	498,741

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	34,826	671,963

Transportation Infrastructure 0.0%†
Brisa Auto-Estradas de Portugal SA	27,147	205,691

		4,571,554

SINGAPORE 1.7%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	255,000	653,809

Airlines 0.1%
Singapore Airlines Ltd.	80,613	988,636

Commercial Banks 0.5%
DBS Group Holdings Ltd.	250,050	2,693,192
Oversea-Chinese Banking Corp. Ltd.	355,600	2,484,011
United Overseas Bank Ltd. (a)	178,500	2,576,454

		7,753,657

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,604	475,406

Diversified Financial Services 0.1%
Singapore Exchange Ltd. (a)	124,900	851,057

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,166,003	2,793,748

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	180,500	438,751

Food Products 0.1%
Golden Agri-Resources Ltd.	878,771	443,698
Wilmar International Ltd.	277,158	1,377,163

		1,820,861

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC*	910,217	1,531,424

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	147,369	712,144
Keppel Corp. Ltd.	192,000	1,485,027
SembCorp Industries Ltd.	149,243	529,647

		2,726,818

Machinery 0.1%
Cosco Corp. Singapore Ltd.	169,066	244,573
SembCorp Marine Ltd.	126,200	450,017

		694,590

Marine 0.0%†
Neptune Orient Lines Ltd.* (a)	121,649	202,202

Media 0.0%†
Singapore Press Holdings Ltd. (a)	207,500	666,693

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	211,306	337,284
CapitaMall Trust	335,800	515,829

		853,113

Real Estate Management & Development 0.2%
CapitaLand Ltd.	370,345	1,117,139
CapitaMalls Asia Ltd.	203,800	338,150
City Developments Ltd.	82,099	810,113
Global Logistic Properties Ltd.*	232,000	415,854
Keppel Land Ltd.	108,000	371,305
UOL Group Ltd.	76,120	268,265

		3,320,826

Road & Rail 0.0%†
ComfortDelgro Corp. Ltd.	280,620	321,977

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	93,181	191,400

		26,284,968

SPAIN 3.8%
Airlines 0.0%†
Iberia Lineas Aereas de Espana SA*	71,773	315,276

Biotechnology 0.0%†
Grifols SA (a)	21,642	350,827

Commercial Banks 1.5%
Banco Bilbao Vizcaya Argentaria SA	522,666	6,885,825
Banco de Sabadell SA (a)	136,274	663,267
Banco de Valencia SA (a)	29,145	164,504
Banco Popular Espanol SA (a)	124,070	803,498
Banco Santander SA	1,212,074	15,557,619
Bankinter SA (a)	41,211	274,913

		24,349,626

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	21,239	1,114,976
Ferrovial SA	63,758	727,472
Fomento de Construcciones y Contratas SA	5,751	155,276

		1,997,724

Diversified Financial Services 0.1%
Criteria Caixacorp SA	125,966	711,665

Diversified Telecommunication Services 1.0%
Telefonica SA	604,653	16,339,241

56 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

SPAIN (continued)

Electric Utilities 0.4%
Acciona SA (a)	3,829	$337,098
Iberdrola SA	596,636	5,040,857
Red Electrica Corp. SA	16,306	819,396

		6,197,351

Electrical Equipment 0.0%†
Gamesa Corp. Tecnologica SA*	31,279	217,866

Gas Utilities 0.1%
Enagas	25,031	552,095
Gas Natural SDG SA	33,732	494,121

		1,046,216

Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA*	33,236	192,788
Iberdrola Renovables SA	127,285	430,033

		622,821

Information Technology Services 0.0%†
Indra Sistemas SA (a)	11,865	232,490

Insurance 0.0%†
Mapfre SA	113,834	378,265

Machinery 0.0%†
Zardoya Otis SA	20,598	343,393

Media 0.0%†
Gestevision Telecinco SA (a)	14,857	189,586

Metals & Mining 0.0%†
Acerinox SA	14,504	237,909

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA	107,141	2,971,060

Specialty Retail 0.2%
Industria de Diseno Textil SA (a)	31,852	2,660,293

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	44,541	880,803

		60,042,412

SWEDEN 3.0%
Building Products 0.1%
Assa Abloy AB, Class B	44,783	1,148,337

Capital Markets 0.0%†
Ratos AB, Class B	15,807	563,579

Commercial Banks 0.7%
Nordea Bank AB	475,304	5,233,409
Skandinaviska Enskilda Banken AB, Class A	211,589	1,640,322
Svenska Handelsbanken AB, Class A	71,341	2,333,833
Swedbank AB*	105,884	1,480,635

		10,688,199

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	45,885	501,982

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	442,661	4,868,208

Construction & Engineering 0.1%
Skanska AB, Class B	57,279	1,096,143

Diversified Financial Services 0.1%
Investor AB, Class B	65,782	1,350,220
Kinnevik Investment AB, Class B	31,603	652,419

		2,002,639

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B	45,053	990,134
TeliaSonera AB	328,238	2,741,763

		3,731,897

Health Care Equipment & Supplies 0.1%
Getinge AB, Class B	29,071	615,547

Household Durables 0.1%
Electrolux AB	35,961	871,045
Husqvarna AB, Class B	61,391	432,017

		1,303,062

Machinery 0.7%
Alfa Laval AB	50,768	881,070
Atlas Copco AB, Class A	100,458	2,099,394
Atlas Copco AB, Class B	58,378	1,113,801
Hexagon AB, Class B (a)	26,500	539,230
Sandvik AB	146,834	2,213,692
Scania AB, Class B	46,407	986,725
SKF AB, Class B	58,407	1,509,808
Volvo AB, Class B*	158,562	2,146,660

		11,490,380

Media 0.0%†
Modern Times Group AB, Class B	7,593	545,534

Metals & Mining 0.1%
Boliden AB	41,187	699,329
SSAB AB, Class A	26,970	378,207
SSAB AB, Class B	12,849	158,945

		1,236,481

Paper & Forest Products 0.1%
Holmen AB, Class B	7,619	241,861
Svenska Cellulosa AB, Class B	83,135	1,288,840

		1,530,701

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	151,290	5,328,571

Tobacco 0.1%
Swedish Match AB	32,545	910,442

		47,561,702

SWITZERLAND 8.0%
Biotechnology 0.0%†
Actelion Ltd. REG*	15,078	753,269

2010 Annual Report 57

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

SWITZERLAND (continued)

Building Products 0.1%
Geberit AG REG	5,822	$1,115,867

Capital Markets 1.1%
Credit Suisse Group AG REG	165,519	6,852,257
GAM Holding AG*	27,808	439,336
Julius Baer Group Ltd.	29,162	1,230,614
UBS AG REG*	535,330	9,093,942

		17,616,149

Chemicals 0.4%
Givaudan SA REG	1,222	1,259,150
Sika AG	308	610,737
Syngenta AG REG	13,872	3,840,971

		5,710,858

Computers & Peripherals 0.0%†
Logitech International SA REG* (a)	27,443	520,279

Construction Materials 0.1%
Holcim Ltd. REG	35,820	2,231,453

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,897	308,923

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,495	1,459,585

Electrical Equipment 0.4%
ABB Ltd. REG*	324,817	6,728,169

Food Products 1.8%
Aryzta AG	12,175	539,533
Lindt & Spruengli AG REG	16	458,663
Lindt & Spruengli AG — Participation Certificate	123	334,437
Nestle SA REG	509,950	27,932,253

		29,264,886

Health Care Equipment & Supplies 0.1%
Nobel Biocare Holding AG REG	18,741	309,845
Sonova Holding AG REG	6,438	745,658
Straumann Holding AG REG	1,239	259,385

		1,314,888

Insurance 0.6%
Baloise Holding AG REG	7,537	696,396
Swiss Life Holding AG REG*	4,495	550,072
Swiss Reinsurance Co. Ltd. REG	51,544	2,476,541
Zurich Financial Services AG	21,788	5,331,904

		9,054,913

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG	6,934	607,021

Machinery 0.1%
Schindler Holding AG REG	3,215	349,591
Schindler Holding AG	7,328	785,317

		1,134,908

Marine 0.1%
Kuehne + Nagel International AG REG	8,140	1,006,991

Metals & Mining 0.4%
Xstrata PLC	302,541	5,861,211

Pharmaceuticals 2.1%
Novartis AG REG	310,220	17,974,995
Roche Holding AG	103,387	15,182,813

		33,157,808

Professional Services 0.1%
Adecco SA REG	17,993	1,006,740
SGS SA REG	817	1,306,774

		2,313,514

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	95,508	837,522

Textiles, Apparel & Luxury Goods 0.4%
Compagnie Financiere Richemont SA, Class A	76,888	3,835,035
Swatch Group AG (The)	4,476	1,710,876
Swatch Group AG (The) REG	6,449	448,422

		5,994,333

		126,992,547

UNITED KINGDOM 18.7%
Aerospace & Defense 0.4%
BAE Systems PLC	510,148	2,816,032
Cobham PLC	167,466	621,478
Rolls-Royce Group PLC, Class C* (c)	17,345,088	27,793
Rolls-Royce Group PLC*	271,017	2,811,723

		6,277,026

Airlines 0.0%†
British Airways PLC* (a)	82,024	355,443

Beverages 0.7%
Diageo PLC	366,274	6,756,873
SABMiller PLC	139,191	4,515,843

		11,272,716

Capital Markets 0.2%
3I Group PLC	145,196	697,503
ICAP PLC	85,403	623,931
Investec PLC	68,040	543,024
Man Group PLC	255,154	1,066,444
Schroders PLC	16,849	425,927

		3,356,829

Chemicals 0.1%
Johnson Matthey PLC	32,510	996,976

Commercial Banks 3.2%
Barclays PLC	1,682,028	7,391,571
HSBC Holdings PLC	2,576,395	26,814,195
Lloyds Banking Group PLC*	6,022,600	6,619,574

58 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

UNITED KINGDOM (continued)
Commercial Banks (continued)

Royal Bank of Scotland Group PLC*	2,536,331	$1,814,750
Standard Chartered PLC	301,929	8,733,251

		51,373,341

Commercial Services & Supplies 0.2%
Aggreko PLC	36,825	929,223
Babcock International Group PLC	54,466	506,171
G4S PLC	211,955	888,580
Serco Group PLC	69,867	687,335

		3,011,309

Construction & Engineering 0.0%†
Balfour Beatty PLC	102,981	456,610

Containers & Packaging 0.0%†
Rexam PLC	129,591	660,061

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	21,555	253,362

Diversified Telecommunication Services 0.2%
BT Group PLC	1,133,512	2,794,967
Cable & Wireless Worldwide PLC	359,638	404,539
Inmarsat PLC	59,958	626,050

		3,825,556

Electric Utilities 0.2%
Scottish & Southern Energy PLC	134,555	2,486,626

Energy Equipment & Services 0.1%
Amec PLC	49,752	865,385
Petrofac Ltd.	38,993	913,738

		1,779,123

Food & Staples Retailing 0.7%
J Sainsbury PLC	181,164	1,131,120
Tesco PLC	1,182,085	8,089,739
WM Morrison Supermarkets PLC	307,096	1,445,267

		10,666,126

Food Products 0.4%
Associated British Foods PLC	50,876	853,282
Unilever PLC	188,143	5,424,246

		6,277,528

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	127,619	1,121,327

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	25,079	1,083,546
Compass Group PLC	280,321	2,297,225
Intercontinental Hotels Group PLC	43,588	841,820
Thomas Cook Group PLC	135,352	392,336
Tui Travel PLC	81,883	277,079
Whitbread PLC	24,753	671,495

		5,563,501

Household Products 0.3%
Reckitt Benckiser Group PLC	90,576	5,060,341

Independent Power Producers & Energy Traders 0.1%
International Power PLC	219,599	1,465,211

Industrial Conglomerates 0.1%
Smiths Group PLC	56,186	1,072,344

Insurance 0.8%
Admiral Group PLC	30,072	784,737
Aviva PLC	410,896	2,620,413
Legal & General Group PLC	848,054	1,363,413
Old Mutual PLC	814,563	1,696,385
Prudential PLC	372,866	3,771,177
RSA Insurance Group PLC	517,408	1,085,501
Standard Life PLC	325,448	1,183,113

		12,504,739

Internet & Catalog Retail 0.0%†
Home Retail Group PLC	116,514	408,583

Machinery 0.0%†
Invensys PLC	117,422	542,449

Media 0.4%
British Sky Broadcasting Group PLC	165,985	1,879,186
ITV PLC*	556,506	609,575
Pearson PLC	121,522	1,861,222
Reed Elsevier PLC	175,550	1,506,102

		5,856,085

Metals & Mining 2.4%
Anglo American PLC	193,719	9,025,939
Antofagasta PLC	58,951	1,247,826
BHP Billiton PLC	324,613	11,499,412
Eurasian Natural Resources Corp. PLC	37,171	518,559
Kazakhmys PLC	31,349	660,561
Lonmin PLC*	24,047	673,058
Rio Tinto PLC	213,466	13,864,673
Vedanta Resources PLC	16,744	556,812

		38,046,840

Multiline Retail 0.2%
Marks & Spencer Group PLC	236,593	1,621,453
Next PLC	28,137	1,030,214

		2,651,667

Multi-Utilities 0.6%
Centrica PLC	755,596	4,020,580
National Grid PLC	506,769	4,792,238
United Utilities Group PLC	97,810	957,606

		9,770,424

Oil, Gas & Consumable Fuels 2.0%
BG Group PLC	495,904	9,653,332
BP PLC	2,759,217	18,754,859
Cairn Energy PLC*	209,198	1,292,945
Tullow Oil PLC	128,871	2,447,663

		32,148,799

2010 Annual Report 59

Statement of Investments (Continued)
October 31, 2010

Nationwide International Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

UNITED KINGDOM (continued)

Pharmaceuticals 1.6%
AstraZeneca PLC	211,909	$10,659,424
GlaxoSmithKline PLC	764,492	14,928,639

		25,588,063

Professional Services 0.1%
Capita Group PLC (The)	88,957	1,092,255
Intertek Group PLC	22,519	669,315

		1,761,570

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	129,874	1,060,341
Capital Shopping Centres Group PLC (a)	72,352	445,507
Hammerson PLC	101,892	684,567
Land Securities Group PLC	113,692	1,232,844
Segro PLC	106,329	505,171

		3,928,430

Road & Rail 0.0%†
Firstgroup PLC	72,664	475,169

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	197,209	1,151,354

Software 0.1%
Autonomy Corp. PLC*	31,020	726,297
Sage Group PLC (The)	187,783	810,279

		1,536,576

Specialty Retail 0.1%
Kingfisher PLC	337,477	1,285,650

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	62,212	1,015,922

Tobacco 1.0%
British American Tobacco PLC	293,930	11,197,640
Imperial Tobacco Group PLC	149,627	4,792,127

		15,989,767

Trading Companies & Distributors 0.1%
Bunzl PLC	47,925	567,400
Wolseley PLC*	42,430	1,128,618

		1,696,018

Water Utilities 0.1%
Severn Trent PLC	33,248	743,285

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	7,738,142	21,153,006

		295,585,752

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc.	8,497	1,013,488

Total Common Stocks (cost $1,544,020,973)		1,565,317,261

Preferred Stocks 0.5%

GERMANY 0.5% (a)
Automobiles 0.3%
Bayerische Motoren Werke AG	8,063	392,522
Porsche Automobil Holding SE	13,193	675,308
Volkswagen AG	24,890	3,732,075

		4,799,905

Health Care Equipment & Supplies 0.1%
Fresenius SE	12,148	1,088,806

Household Products 0.1%
Henkel AG & Co. KGaA	25,801	1,521,305

Multi-Utilities 0.0%†
RWE AG (a)	5,847	395,911

Total Preferred Stocks (cost $6,197,463)		7,805,927

Rights 0.0%
	Number of	Market
	Rights	Value

AUSTRALIA 0.0%†
Hotels, Restaurants & Leisure 0.0%†
TABCORP Holdings Ltd. 11/3/2010* (c)	10,301	11,402

UNITED KINGDOM 0.0%†
Commercial Banks 0.0%†
Standard Chartered PLC 11/5/2010*	37,741	317,793

Total Rights (cost $—)		329,195

Mutual Fund 0.1%
		Market
	Shares	Value

Money Market Fund 0.1%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20% (b)	1,793,447	$1,793,447

Total Mutual Fund (cost $1,793,447)		1,793,447

60 Annual Report 2010

Repurchase Agreements 4.9%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $47,000,823, collateralized by U.S. Government Agency Mortgages ranging from 2.83%–7.50%, maturing 02/01/13–11/01/40; total market value $47,940,000. (d)	$47,000,000	$47,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $5,247,381, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%–14.00%, maturing 04/15/2011–07/20/2060; total market value $5,352,226. (d)	5,247,280	5,247,280
Barclays Capital, 0.22%, dated 10/29/2010, due 11/01/2010, repurchase price $25,000,458, collateralized by U.S. Treasury Securities ranging from 0.88% to 3.50%, maturing 03/31/11–05/15/20; total market value $25,500,000. (d)	25,000,000	25,000,000

Total Repurchase Agreements (cost $77,247,280)		77,247,280

Total Investments (cost $1,629,259,163) (e) — 104.3%		1,652,493,110

Liabilities in excess of other assets — (4.3)%		(67,854,353)

NET ASSETS — 100.0%		$1,584,638,757

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $73,401,785.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	Fair valued security.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $77,247,280.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

PPS	Price Protected Shares

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Joint Stock Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

VVPR	Belgian Dividend Coupon

At October 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

25	E-Mini MSCI EAFE Index	12/17/10	$2,019,000	$(25,669)
57	Euro STOXX 50 Index	12/17/10	2,252,252	67,271
22	FTSE 100 Index	12/17/10	1,995,599	38,577
7	SPI 200 Index	12/16/10	796,595	(1,563)
16	Topix Index	12/09/10	1,602,585	(39,311)

			$8,666,031	$39,305

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 61

Statement of Assets and Liabilities
October 31, 2010

Nationwide
International
Index Fund

Assets:
Investments, at value (cost $1,552,011,883)*	$1,575,245,830
Repurchase agreements, at value and cost	77,247,280

Total Investments	1,652,493,110

Foreign currencies, at value (cost $4,520,614)	4,556,433
Deposits with broker for futures	656,000
Dividends receivable	3,521,789
Security lending income receivable	31,470
Receivable for investments sold	897,848
Receivable for capital shares issued	479,746
Reclaims receivable	1,429,005
Prepaid expenses and other assets	37,045

Total Assets	1,664,102,446

Liabilities:
Payable for investments purchased	1,259,677
Payable for capital shares redeemed	201,488
Payable for variation margin on futures contracts	24,563
Cash Overdraft (Note 2)	36,147
Payable upon return of securities loaned (Note 2)	77,247,280
Accrued expenses and other payables:
Investment advisory fees	328,787
Fund administration fees	42,423
Distribution fees	83,447
Administrative servicing fees	49,664
Accounting and transfer agent fees	5,571
Trustee fees	10,307
Custodian fees	8,585
Compliance program costs (Note 3)	9,255
Professional fees	79,275
Printing fees	12,213
Recoupment fees (Note 3)	35,245
Other	29,762

Total Liabilities	79,463,689

Net Assets	$1,584,638,757

Represented by:
Capital	$1,583,803,561
Accumulated undistributed net investment income	7,717,219
Accumulated net realized losses from investment, futures and foreign currency transactions	(30,488,840)
Net unrealized appreciation/(depreciation) from investments	23,233,947
Net unrealized appreciation/(depreciation) from futures (Note 2)	39,305
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	333,565

Net Assets	$1,584,638,757

*	Includes value of securities on loan of $73,401,785 (Note 2)

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2010

Nationwide
International
Index Fund

Net Assets:
Class A Shares	$392,041,229
Class B Shares	205,827
Class C Shares	668,667
Class R2 Shares	6,181
Institutional Class Shares	1,191,716,853

Total	$1,584,638,757

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	53,842,593
Class B Shares	28,950
Class C Shares	96,097
Class R2 Shares	850
Institutional Class Shares	162,990,653

Total	216,959,143

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.28
Class B Shares (a)	$7.11
Class C Shares (b)	$6.96
Class R2 Shares	$7.27
Institutional Class Shares	$7.31
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 63

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
International
Index Fund

INVESTMENT INCOME:
Dividend income	$47,098,468
Interest income	5,233
Income from securities lending (Note 2)	1,452,497
Foreign tax withholding	(3,591,954)

Total Income	44,964,244

EXPENSES:
Investment advisory fees	4,030,510
Fund administration fees	1,096,268
Distribution fees Class A	919,034
Distribution fees Class B	2,494
Distribution fees Class C	6,796
Distribution fees Class R2	28
Administrative servicing fees Class A	538,708
Registration and filing fees	56,222
Professional fees	126,321
Printing fees	21,037
Trustee fees	59,307
Custodian fees	58,319
Accounting and transfer agent fees	104,619
Compliance program costs (Note 3)	8,896
Recoupment fees (Note 3)	141,001
Other	55,851

Total expenses before earnings credit, expenses waived and reimbursed	7,225,411

Earnings credit (Note 6)	(125)
Expenses voluntarily waived by adviser (Note 3)	(174,163)
Expenses reimbursed by adviser (Note 3)	(467,030)

Net Expenses	6,584,093

NET INVESTMENT INCOME	38,380,151

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,426,203)
Net realized losses from futures transactions (Note 2)	(490,352)
Net realized losses from forward and foreign currency transactions (Note 2)	(112,414)

Net realized losses from investment, futures, forward currency and foreign currency transactions	(8,028,969)

Net change in unrealized appreciation/(depreciation) from investments	104,590,805
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	791,255
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	42,598
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	34,511

Net change in unrealized appreciation/(depreciation) from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	105,459,169

Net realized/unrealized gains from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies and foreign currency transactions	97,430,200

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$135,810,351

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$38,380,151	$39,128,868
Net realized losses from investment, futures, forward currency and foreign currency transactions	(8,028,969)	(8,465,336)
Net change in unrealized appreciation from investments, futures, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	105,459,169	303,873,560

Change in net assets resulting from operations	135,810,351	334,537,092

Distributions to Shareholders From:
Net investment income:
Class A	(9,501,308)	(8,787,908)
Class B	(6,629)	(9,396)
Class C	(14,441)	(16,301)
Class R2 (a)	(141)	(160)
Institutional Class	(31,971,116)	(38,890,142)
Net realized gains:
Class A	–	(26,827,471)
Class B	–	(37,356)
Class C	–	(69,280)
Class R2 (a)	–	(596)
Institutional Class	–	(101,652,007)

Change in net assets from shareholder distributions	(41,493,635)	(176,290,617)

Change in net assets from capital transactions	29,078,893	14,514,027

Change in net assets	123,395,609	172,760,502

Net Assets:
Beginning of year	1,461,243,148	1,288,482,646

End of year	$1,584,638,757	$1,461,243,148

Accumulated undistributed net investment income at end of year	$7,717,219	$11,067,578

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$58,132,219	$65,921,482
Dividends reinvested	9,420,108	35,390,835
Cost of shares redeemed	(48,502,757)	(41,816,685)

Total Class A	19,049,570	59,495,632

Class B Shares
Proceeds from shares issued	3,460	65,522
Dividends reinvested	4,872	38,003
Cost of shares redeemed	(226,128)	(89,389)

Total Class B	(217,796)	14,136

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 65

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$158,773	$165,829
Dividends reinvested	10,149	45,208
Cost of shares redeemed	(177,528)	(300,697)

Total Class C	(8,606)	(89,660)

Class R2 Shares (a)
Proceeds from shares issued	1,000	–
Dividends reinvested	141	756
Cost of shares redeemed	(776)	(1,800)

Total Class R2	365	(1,044)

Institutional Class Shares
Proceeds from shares issued	167,731,971	176,627,522
Dividends reinvested	31,970,415	140,539,034
Cost of shares redeemed	(189,447,026)	(362,071,593)

Total Institutional Class	10,255,360	(44,905,037)

Change in net assets from capital transactions	$29,078,893	$14,514,027

SHARE TRANSACTIONS:
Class A Shares
Issued	8,619,385	11,340,751
Reinvested	1,418,418	6,409,728
Redeemed	(7,301,376)	(7,081,685)

Total Class A Shares	2,736,427	10,668,794

Class B Shares
Issued	498	10,675
Reinvested	737	7,059
Redeemed	(32,201)	(15,132)

Total Class B Shares	(30,966)	2,602

Class C Shares
Issued	24,418	29,266
Reinvested	1,593	8,561
Redeemed	(28,322)	(58,075)

Total Class C Shares	(2,311)	(20,248)

Class R2 Shares (a)
Issued	149	–
Reinvested	21	138
Redeemed	(114)	(298)

Total Class R2 Shares	56	(160)

Institutional Class Shares
Issued	24,221,761	33,095,502
Reinvested	4,786,842	25,314,809
Redeemed	(27,696,702)	(59,142,801)

Total Institutional Class Shares	1,311,901	(732,490)

Total change in shares	4,015,107	9,918,498

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%	$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%	$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%	$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	–	$10.59	26.89%	$103,403,038	0.76%	1.95%	0.80%	8.66%

Class B Shares
Year Ended October 31, 2010 (f)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%	$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%	$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%	$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	–	$10.42	25.98%	$604,517	1.37%	1.41%	1.41%	8.66%

Class C Shares
Year Ended October 31, 2010 (f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%	$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009 (f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%	$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%	$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	–	$10.25	26.06%	$639,287	1.37%	1.36%	1.41%	8.66%

Class R2 Shares (g)
Year Ended October 31, 2010 (f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%	$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009 (f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%	$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(h)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%	$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%	$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009 (f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%	$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%	$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	–	$10.61	27.32%	$1,900,802,330	0.37%	2.34%	0.41%	8.66%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R shares were renamed Class R2 shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 67

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400 (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2010, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 26.88% versus 27.64% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 402 funds as of October 31, 2010) was 23.81% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All of the 10 sectors within the S&P 400 Index recorded strong positive returns during the reporting period. The materials sector led the way, advancing 36.57%, followed by information technology, with 33.70%, and consumer discretionary, with 30.39%. Consumer discretionary stocks Netflix Inc. and Sotheby’s, along with technology sector stock F5 Networks, Inc., were the strongest-performing individual stocks in the Index.

What areas of investment detracted from Fund performance?

The financials sector posted the weakest results, returning 23.31%. Consumer staples sector stock Corinthian Colleges Inc., utilities sector stock Dynegy Inc. and energy sector stock Comstock Resources, Inc. were the weakest performers during the reporting period.

What was the impact of investments in derivatives on Fund performance?

The Fund utilizes S&P 400 futures to provide equity exposure on the Fund’s cash balances and accruals, and to provide daily liquidity for client flows. While over the long term, S&P 400 futures should mirror the performance of the S&P 400 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

In the months ahead, we expect to see some continued back and forth in economic data. The Federal Reserve Board is likely to continue to support growth through its policies of ensuring that liquidity remains ample. On the other hand, however, the slowing of the rebound in business inventories, constraints from private-sector deleveraging and balance sheet contraction from the banking system will act as headwinds. On balance, we believe that modest positive levels of economic growth will continue, and, in the United States, our 12-month forecast is for real gross domestic product growth of between 2.0% and 2.5%.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

68 Annual Report 2010

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	26.88%	4.20%	5.40%
	w/SC2	19.59%	2.97%	4.77%

Class B3	w/o SC1	26.04%	3.58%	4.77%
	w/SC4	21.04%	3.26%	4.77%

Class C5	w/o SC1	26.06%	3.58%	4.76%
	w/SC6	25.06%	3.58%	4.76%

Class R2[7,8,9]		26.66%	4.15%	5.37%

Institutional Class[7]		27.29%	4.62%	5.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.74%	0.72%

Class B	1.34%	1.32%

Class C	1.34%	1.32%

Class R2	1.04%	1.02%

Institutional Class	0.34%	0.32%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 69

Shareholder	Nationwide Mid Cap Market Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Mid Cap Market Index Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,012.10	3.20	0.63
	Hypothetical	[b]	1,000.00	1,022.03	3.21	0.63

Class B Shares	Actual		1,000.00	1,008.30	6.53	1.29
	Hypothetical	[b]	1,000.00	1,018.70	6.56	1.29

Class C Shares	Actual		1,000.00	1,008.70	6.53	1.29
	Hypothetical	[b]	1,000.00	1,018.70	6.56	1.29

Class R2 Shares	Actual		1,000.00	1,011.40	4.11	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

Institutional	Actual		1,000.00	1,013.80	1.47	0.29
Class Shares	Hypothetical	[b]	1,000.00	1,023.74	1.48	0.29

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

70 Annual Report 2010

Portfolio Summary	Nationwide Mid Cap Market Index Fund

October 31, 2010

Asset Allocation

Common Stocks	97.6%
Repurchase Agreements	10.7%
Mutual Fund	2.1%
Liabilities in excess of other assets	(10	.4)%

	100.0%

Top Industries †

Real Estate Investment Trusts (REITs)	7.1%
Machinery	5.2%
Software	3.7%
Insurance	3.7%
Specialty Retail	3.5%
Health Care Equipment & Supplies	3.4%
Oil, Gas & Consumable Fuels	3.4%
Chemicals	3.0%
Health Care Providers & Services	2.9%
Commercial Banks	2.8%
Other Industries *	61.3%

100.0%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class	1.9%
F5 Networks, Inc.	0.8%
Newfield Exploration Co.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Netflix, Inc.	0.6%
New York Community Bancorp, Inc.	0.6%
Joy Global, Inc.	0.6%
Edwards Lifesciences Corp.	0.6%
Lubrizol Corp.	0.6%
Chipotle Mexican Grill, Inc.	0.6%
Other Holdings *	92.3%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 71

Statement of Investments
October 31, 2010

Nationwide Mid Cap Market Index Fund

Common Stocks 97.6%
		Market
	Shares	Value

Aerospace & Defense 0.6%
Alliant Techsystems, Inc.*	28,421	$2,166,817
BE Aerospace, Inc.*	87,584	3,219,588

		5,386,405

Airlines 0.4%
AirTran Holdings, Inc.*	115,677	856,010
Alaska Air Group, Inc.*	30,663	1,619,006
JetBlue Airways Corp.*	172,445	1,203,666

		3,678,682

Auto Components 0.9%
BorgWarner, Inc.*	97,626	5,477,795
Gentex Corp.	119,828	2,394,163

		7,871,958

Automobiles 0.1%
Thor Industries, Inc. (a)	36,280	1,142,457

Beverages 0.3%
Hansen Natural Corp.*	58,880	3,015,245

Biotechnology 1.0%
United Therapeutics Corp.*	42,531	2,551,860
Vertex Pharmaceuticals, Inc.* (a)	173,675	6,656,963

		9,208,823

Building Products 0.2%
Lennox International, Inc.	39,149	1,605,501

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	43,751	3,745,523
Apollo Investment Corp.	166,481	1,829,626
Eaton Vance Corp. (a)	101,147	2,909,999
Greenhill & Co., Inc. (a)	21,699	1,685,361
Jefferies Group, Inc. (a)	105,835	2,532,632
Raymond James Financial, Inc.	85,274	2,406,432
SEI Investments Co.	125,876	2,788,154
Waddell & Reed Financial, Inc., Class A	73,155	2,126,616

		20,024,343

Chemicals 3.4%
Albemarle Corp.	78,169	3,918,612
Ashland, Inc.	67,409	3,480,327
Cabot Corp.	55,936	1,902,943
Cytec Industries, Inc.	42,002	2,079,939
Intrepid Potash, Inc.* (a)	37,929	1,302,103
Lubrizol Corp.	57,798	5,923,717
Minerals Technologies, Inc.	15,890	932,266
NewMarket Corp. (a)	8,499	1,007,301
Olin Corp.	67,798	1,355,282
RPM International, Inc. (a)	111,319	2,305,416
Scotts Miracle-Gro Co. (The), Class A (a)	39,555	2,112,237
Sensient Technologies Corp. (a)	42,515	1,373,660
Valspar Corp.	84,310	2,706,351

		30,400,154

Commercial Banks 3.1%
Associated Banc-Corp. (a)	148,091	1,876,313
BancorpSouth, Inc. (a)	62,882	829,414
Bank of Hawaii Corp.	41,322	1,784,697
Cathay General Bancorp	67,208	914,029
City National Corp.	39,700	2,047,329
Commerce Bancshares, Inc.	63,530	2,340,445
Cullen/Frost Bankers, Inc.	51,952	2,724,363
FirstMerit Corp. (a)	93,134	1,600,042
Fulton Financial Corp.	170,185	1,589,528
International Bancshares Corp. (a)	45,313	776,212
PacWest Bancorp (a)	26,910	469,041
Prosperity Bancshares, Inc. (a)	39,916	1,240,988
SVB Financial Group* (a)	35,908	1,556,253
Synovus Financial Corp. (a)	672,098	1,451,732
TCF Financial Corp. (a)	108,482	1,427,623
Trustmark Corp.	48,671	1,075,142
Valley National Bancorp (a)	137,940	1,840,120
Webster Financial Corp. (a)	56,425	965,996
Westamerica Bancorp (a)	24,948	1,247,899
Wilmington Trust Corp. (a)	78,347	557,047

		28,314,213

Commercial Services & Supplies 1.5%
Brink’s Co. (The) (a)	40,162	947,823
Clean Harbors, Inc.*	19,601	1,381,870
Copart, Inc.*	61,373	2,078,090
Corrections Corp of America* (a)	94,591	2,428,151
Deluxe Corp.	43,975	898,849
Herman Miller, Inc.	48,842	939,232
HNI Corp.	38,555	950,766
Mine Safety Appliances Co.	26,389	743,114
Rollins, Inc.	36,275	944,964
Waste Connections, Inc.	66,177	2,696,051

		14,008,910

Communications Equipment 2.4%
ADC Telecommunications, Inc.*	85,624	1,086,569
ADTRAN, Inc. (a)	53,613	1,730,091
Ciena Corp.* (a)	80,103	1,112,631
CommScope, Inc.*	81,092	2,567,373
F5 Networks, Inc.* (a)	68,901	8,109,648
Plantronics, Inc.	40,810	1,464,263
Polycom, Inc.*	73,002	2,466,007
Riverbed Technology, Inc.*	60,664	3,490,606

		22,027,188

Computers & Peripherals 0.4%
Diebold, Inc.	56,239	1,723,726
NCR Corp.*	137,410	1,885,265

		3,608,991

72 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Construction & Engineering 1.3%
Aecom Technology Corp.*	99,434	$2,634,007
Granite Construction, Inc. (a)	29,203	706,129
KBR, Inc.	133,801	3,398,545
Shaw Group, Inc. (The)*	72,302	2,209,549
URS Corp.*	71,736	2,792,682

		11,740,912

Construction Materials 0.3%
Martin Marietta Materials, Inc. (a)	38,977	3,136,869

Containers & Packaging 1.6%
AptarGroup, Inc.	57,755	2,592,044
Greif, Inc., Class A	26,644	1,565,069
Packaging Corp. of America	88,718	2,167,381
Rock-Tenn Co., Class A	33,350	1,895,948
Silgan Holdings, Inc.	45,950	1,550,812
Sonoco Products Co.	86,183	2,887,130
Temple-Inland, Inc.	92,262	1,911,669

		14,570,053

Distributors 0.3%
LKQ Corp.* (a)	122,566	2,664,585

Diversified Consumer Services 1.2%
Career Education Corp.* (a)	56,348	988,344
Corinthian Colleges, Inc.* (a)	75,467	393,938
ITT Educational Services, Inc.* (a)	23,580	1,521,617
Matthews International Corp., Class A (a)	25,488	841,614
Regis Corp.	49,264	1,007,449
Service Corp. International (a)	211,302	1,749,581
Sotheby’s	57,373	2,515,232
Strayer Education, Inc. (a)	11,891	1,662,718

		10,680,493

Diversified Financial Services 0.4%
MSCI, Inc., Class A*	100,858	3,615,759

Diversified Telecommunication Services 0.3%
Cincinnati Bell, Inc.*	172,292	422,115
tw telecom, Inc.*	129,774	2,387,842

		2,809,957

Electric Utilities 1.8%
Cleco Corp. (a)	51,992	1,625,790
DPL, Inc.	101,837	2,657,945
Great Plains Energy, Inc.	116,063	2,208,679
Hawaiian Electric Industries, Inc.	80,202	1,807,753
IDACORP, Inc.	41,251	1,518,037
NV Energy, Inc.	201,299	2,749,744
PNM Resources, Inc.	74,187	874,665
Westar Energy, Inc. (a)	94,859	2,399,933

		15,842,546

Electrical Equipment 1.8%
Acuity Brands, Inc. (a)	37,280	1,866,609
Ametek, Inc.	91,193	4,928,982
Baldor Electric Co.	40,219	1,690,002
Hubbell, Inc., Class B	51,331	2,772,901
Regal-Beloit Corp.	33,016	1,905,353
Thomas & Betts Corp.*	44,747	1,948,732
Woodward Governor Co.	50,185	1,572,798

		16,685,377

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc.* (a)	100,873	2,986,849
Avnet, Inc.*	130,013	3,871,787
Ingram Micro, Inc., Class A*	134,149	2,369,071
Itron, Inc.*	34,567	2,100,637
National Instruments Corp.	50,325	1,750,807
Tech Data Corp.*	39,900	1,715,301
Trimble Navigation Ltd.* (a)	102,027	3,656,648
Vishay Intertechnology, Inc.*	159,789	1,805,616

		20,256,716

Energy Equipment & Services 2.4%
Atwood Oceanics, Inc.*	47,986	1,560,025
Dril-Quip, Inc.*	29,319	2,025,943
Exterran Holdings, Inc.* (a)	54,106	1,361,848
Helix Energy Solutions Group, Inc.* (a)	90,257	1,145,361
Oceaneering International, Inc.*	46,356	2,868,046
Patterson-UTI Energy, Inc.	131,975	2,561,635
Pride International, Inc.*	150,394	4,559,946
Superior Energy Services, Inc.*	67,462	1,863,300
Tidewater, Inc.	44,006	2,029,997
Unit Corp.*	33,989	1,333,388

		21,309,489

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	46,727	1,949,918
Ruddick Corp. (a)	36,384	1,269,801

		3,219,719

Food Products 1.6%
Corn Products International, Inc.	64,433	2,741,624
Flowers Foods, Inc. (a)	65,312	1,664,150
Green Mountain Coffee Roasters, Inc.* (a)	98,288	3,242,521
Lancaster Colony Corp. (a)	16,585	827,260
Ralcorp Holdings, Inc.*	47,009	2,917,379
Smithfield Foods, Inc.* (a)	142,135	2,380,761
Tootsie Roll Industries, Inc. (a)	20,950	549,937

		14,323,632

Gas Utilities 2.1%
AGL Resources, Inc.	66,723	$2,619,545
Atmos Energy Corp.	77,187	2,273,157
Energen Corp.	61,541	2,747,190
National Fuel Gas Co.	70,184	3,872,753

2010 Annual Report 73

Statement of Investments (Continued)
October 31, 2010

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Gas Utilities 2.1% (continued)

Questar Corp. (a)	150,310	$2,550,761
UGI Corp.	94,132	2,832,432
WGL Holdings, Inc.	43,532	1,678,159

		18,573,997

Health Care Equipment & Supplies 3.8%
Beckman Coulter, Inc. (a)	59,286	3,156,387
Edwards Lifesciences Corp.*	97,057	6,202,913
Gen-Probe, Inc.* (a)	41,676	2,018,369
Hill-Rom Holdings, Inc.	54,360	2,106,450
Hologic, Inc.*	221,889	3,554,662
IDEXX Laboratories, Inc.* (a)	49,408	2,962,504
Immucor, Inc.*	59,905	1,042,347
Kinetic Concepts, Inc.*	53,513	2,035,099
Masimo Corp. (a)	50,355	1,519,210
ResMed, Inc.*	129,605	4,130,511
STERIS Corp. (a)	51,000	1,745,220
Teleflex, Inc.	34,184	1,905,758
Thoratec Corp.*	50,050	1,633,632

		34,013,062

Health Care Providers & Services 3.2%
Community Health Systems, Inc.*	80,818	2,431,005
Health Management Associates, Inc., Class A*	214,559	1,718,617
Health Net, Inc.*	83,412	2,242,949
Henry Schein, Inc.*	78,359	4,399,858
Kindred Healthcare, Inc.*	33,779	463,448
LifePoint Hospitals, Inc.*	46,423	1,574,668
Lincare Holdings, Inc.	83,977	2,201,877
Mednax, Inc.*	40,789	2,415,117
Omnicare, Inc. (a)	101,166	2,440,124
Owens & Minor, Inc.	54,223	1,544,271
Psychiatric Solutions, Inc.*	49,003	1,651,401
Universal Health Services, Inc., Class B	83,232	3,434,985
VCA Antech, Inc.*	73,603	1,521,374
WellCare Health Plans, Inc.* (a)	36,379	1,010,609

		29,050,303

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	140,388	2,680,007

Hotels, Restaurants & Leisure 2.2%
Bally Technologies, Inc.*	46,179	1,666,138
Bob Evans Farms, Inc.	26,013	746,573
Boyd Gaming Corp.* (a)	47,943	398,406
Brinker International, Inc.	86,959	1,612,220
Cheesecake Factory, Inc. (The)*	50,930	1,483,082
Chipotle Mexican Grill, Inc.*	26,636	5,599,154
International Speedway Corp., Class A	25,072	572,645
Life Time Fitness, Inc.* (a)	35,842	1,294,971
Panera Bread Co., Class A*	26,641	2,384,636
Scientific Games Corp., Class A*	53,979	426,434
Wendy’s/Arby’s Group, Inc., Class A	275,712	1,268,275
WMS Industries, Inc.* (a)	49,740	2,170,156

		19,622,690

Household Durables 1.5%
American Greetings Corp., Class A (a)	34,250	663,423
KB Home (a)	61,794	649,455
M.D.C. Holdings, Inc. (a)	32,280	831,210
Mohawk Industries, Inc.*	48,156	2,761,265
NVR, Inc.* (a)	5,008	3,142,069
Ryland Group, Inc.	37,749	565,480
Toll Brothers, Inc.*	123,559	2,216,648
Tupperware Brands Corp.	54,020	2,420,636

		13,250,186

Household Products 0.9%
Church & Dwight Co., Inc.	60,802	4,003,812
Energizer Holdings, Inc.*	60,095	4,493,904

		8,497,716

Independent Power Producers & Energy Traders 0.0%†
Dynegy, Inc.*	87,746	407,142

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	52,204	1,830,794

Information Technology Services 2.3%
Acxiom Corp.*	68,497	1,202,122
Alliance Data Systems Corp.* (a)	45,064	2,736,286
Broadridge Financial Solutions, Inc.	108,506	2,387,132
Convergys Corp.* (a)	106,212	1,202,320
CoreLogic, Inc.	89,147	1,566,313
DST Systems, Inc.	30,811	1,333,192
Gartner, Inc.*	62,014	1,965,224
Global Payments, Inc.	68,250	2,659,020
Lender Processing Services, Inc.	79,690	2,298,260
Mantech International Corp., Class A*	19,246	754,636
NeuStar, Inc., Class A*	64,335	1,660,486
SRA International, Inc., Class A*	36,535	731,065

		20,496,056

Insurance 4.1%
American Financial Group, Inc.	67,746	2,071,673
Arthur J Gallagher & Co.	90,071	2,536,399
Brown & Brown, Inc.	99,816	2,224,899
Everest Re Group Ltd.	48,156	4,058,588
Fidelity National Financial, Inc., Class A	195,026	2,611,398
First American Financial Corp.	89,150	1,251,666
Hanover Insurance Group, Inc. (The)	38,454	1,740,043
HCC Insurance Holdings, Inc.	98,632	2,611,775
Mercury General Corp.	30,489	1,295,173
Old Republic International Corp.	220,998	2,917,174
Protective Life Corp. (a)	73,336	1,757,864
Reinsurance Group of America, Inc.	62,637	3,136,234
StanCorp Financial Group, Inc.	40,004	1,716,172
Transatlantic Holdings, Inc.	54,580	2,870,908

74 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Insurance (continued)

Unitrin, Inc.	42,937	$1,043,369
W.R. Berkley Corp.	104,210	2,867,859

		36,711,194

Internet & Catalog Retail 0.7%
Netflix, Inc.*	37,211	6,456,109

Internet Software & Services 1.1%
AOL, Inc.*	91,389	2,438,259
Digital River, Inc.*	33,933	1,264,344
Equinix, Inc.*	39,035	3,288,308
Rackspace Hosting, Inc.* (a)	82,168	2,050,913
ValueClick, Inc.*	70,024	963,530

		10,005,354

Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*	16,580	1,502,479
Charles River Laboratories International, Inc.* (a)	56,726	1,858,911
Covance, Inc.*	55,445	2,605,360
Mettler-Toledo International, Inc.*	28,603	3,734,408
Pharmaceutical Product Development, Inc.	101,728	2,625,600
Techne Corp. (a)	31,715	1,932,078

		14,258,836

Machinery 5.8%
AGCO Corp.*	79,655	3,382,948
Bucyrus International, Inc.	69,365	4,727,918
Crane Co.	39,807	1,523,016
Donaldson Co., Inc.	65,414	3,186,970
Gardner Denver, Inc.	44,781	2,589,237
Graco, Inc. (a)	51,579	1,774,833
Harsco Corp.	68,893	1,596,940
IDEX Corp.	69,747	2,516,472
Joy Global, Inc.	88,431	6,274,179
Kennametal, Inc. (a)	70,157	2,395,160
Lincoln Electric Holdings, Inc.	36,330	2,171,081
Nordson Corp.	29,072	2,268,197
Oshkosh Corp.*	77,508	2,287,261
Pentair, Inc. (a)	84,507	2,765,914
SPX Corp.	42,795	2,869,833
Terex Corp.*	93,064	2,089,287
Timken Co.	68,747	2,847,501
Trinity Industries, Inc. (a)	68,271	1,551,800
Valmont Industries, Inc. (a)	18,263	1,440,038
Wabtec Corp.	41,030	1,921,845

		52,180,430

Marine 0.4%
Alexander & Baldwin, Inc. (a)	35,247	1,213,554
Kirby Corp.*	46,189	1,985,665

		3,199,219

Media 0.7%
DreamWorks Animation SKG, Inc., Class A* (a)	61,310	2,164,243
Harte-Hanks, Inc.	33,201	401,068
John Wiley & Sons, Inc., Class A	39,726	1,714,574
Lamar Advertising Co., Class A* (a)	48,981	1,664,864
Scholastic Corp. (a)	20,384	600,309

		6,545,058

Metals & Mining 1.0%
Carpenter Technology Corp. (a)	37,637	1,342,136
Commercial Metals Co.	97,856	1,358,241
Reliance Steel & Aluminum Co.	63,585	2,661,032
Steel Dynamics, Inc.	185,652	2,695,667
Worthington Industries, Inc.	49,055	755,447

		8,812,523

Multiline Retail 0.9%
99 Cents Only Stores* (a)	39,992	616,677
Dollar Tree, Inc.* (a)	108,707	5,577,756
Saks, Inc.* (a)	137,747	1,534,501

		7,728,934

Multi-Utilities 1.9%
Alliant Energy Corp.	94,865	3,465,419
Black Hills Corp.	33,559	1,068,519
MDU Resources Group, Inc.	161,110	3,210,922
NSTAR	88,692	3,699,343
OGE Energy Corp.	83,371	3,681,663
Vectren Corp.	69,651	1,907,044

		17,032,910

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	48,526	1,736,260

Oil, Gas & Consumable Fuels 3.7%
Arch Coal, Inc.	139,117	3,420,887
Bill Barrett Corp.* (a)	39,356	1,485,689
Cimarex Energy Co.	72,005	5,526,384
Comstock Resources, Inc.*	40,501	905,197
Forest Oil Corp.*	97,033	2,981,824
Frontier Oil Corp.	90,462	1,198,622
Mariner Energy, Inc.*	88,301	2,200,461
Newfield Exploration Co.*	114,400	6,820,528
Overseas Shipholding Group, Inc.	22,916	766,082
Patriot Coal Corp.* (a)	68,525	924,402
Plains Exploration & Production Co.*	119,953	3,343,090
Quicksilver Resources, Inc.*	100,625	1,506,356
Southern Union Co.	106,580	2,678,356

		33,757,878

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.* (a)	110,599	856,036

2010 Annual Report 75

Statement of Investments (Continued)
October 31, 2010

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Personal Products 0.3%
Alberto-Culver Co.	73,485	$2,740,256

Pharmaceuticals 1.1%
Endo Pharmaceuticals Holdings, Inc.*	98,819	3,630,610
Medicis Pharmaceutical Corp., Class A	51,513	1,532,512
Perrigo Co.	70,658	4,654,949

		9,818,071

Professional Services 1.0%
Corporate Executive Board Co. (The)	29,335	916,425
FTI Consulting, Inc.* (a)	40,076	1,421,095
Korn/Ferry International*	39,615	698,413
Manpower, Inc. (a)	70,411	3,853,594
Navigant Consulting, Inc.*	42,842	392,004
Towers Watson & Co., Class A	38,757	1,992,885

		9,274,416

Real Estate Investment Trusts (REITs) 7.8%
Alexandria Real Estate Equities, Inc. (a)	46,661	3,428,650
AMB Property Corp.	144,085	4,061,756
BRE Properties, Inc. (a)	54,819	2,353,380
Camden Property Trust	57,349	2,843,937
Corporate Office Properties Trust (a)	50,758	1,801,402
Cousins Properties, Inc.	87,844	650,924
Duke Realty Corp.	215,386	2,685,863
Equity One, Inc. (a)	35,619	666,075
Essex Property Trust, Inc.	25,968	2,933,345
Federal Realty Investment Trust (a)	52,589	4,311,246
Highwoods Properties, Inc. (a)	61,313	2,031,300
Hospitality Properties Trust	105,643	2,409,717
Liberty Property Trust (a)	97,392	3,258,736
Macerich Co. (The)	111,400	4,969,554
Mack-Cali Realty Corp.	67,979	2,282,735
Nationwide Health Properties, Inc.	105,965	4,326,551
Omega Healthcare Investors, Inc. (a)	81,139	1,866,197
Potlatch Corp. (a)	34,230	1,165,532
Rayonier, Inc.	68,715	3,586,923
Realty Income Corp. (a)	94,086	3,225,268
Regency Centers Corp. (a)	70,087	2,956,270
Senior Housing Properties Trust	109,089	2,606,136
SL Green Realty Corp.	66,971	4,401,334
UDR, Inc.	153,591	3,452,726
Weingarten Realty Investors (a)	103,072	2,487,127

		70,762,684

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	36,505	2,849,580

Road & Rail 1.2%
Con-way, Inc. (a)	46,606	1,538,464
J.B. Hunt Transport Services, Inc.	76,014	2,733,463
Kansas City Southern*	87,808	3,847,747
Landstar System, Inc.	42,664	1,605,020
Werner Enterprises, Inc.	37,917	808,390

		10,533,084

Semiconductors & Semiconductor Equipment 2.9%
Atmel Corp.*	395,167	3,501,180
Cree, Inc.* (a)	92,527	4,745,710
Fairchild Semiconductor International, Inc.*	106,763	1,203,219
Integrated Device Technology, Inc.*	135,722	799,403
International Rectifier Corp.* (a)	60,202	1,398,492
Intersil Corp., Class A	106,000	1,387,540
Lam Research Corp.*	106,320	4,868,393
RF Micro Devices, Inc.* (a)	233,675	1,703,491
Semtech Corp.* (a)	53,161	1,138,177
Silicon Laboratories, Inc.* (a)	38,207	1,524,459
Skyworks Solutions, Inc.*	152,950	3,504,084

		25,774,148

Software 4.1%
ACI Worldwide, Inc.* (a)	28,547	695,690
Advent Software, Inc.* (a)	13,568	728,873
ANSYS, Inc.*	77,825	3,521,581
Cadence Design Systems, Inc.*	227,937	1,930,626
FactSet Research Systems, Inc.	39,665	3,481,794
Fair Isaac Corp. (a)	35,703	858,300
Informatica Corp.* (a)	79,237	3,224,154
Jack Henry & Associates, Inc.	73,547	1,997,537
Mentor Graphics Corp.*	93,577	1,010,632
MICROS Systems, Inc.*	68,587	3,113,164
Parametric Technology Corp.* (a)	98,760	2,120,377
Quest Software, Inc.*	52,563	1,375,574
Rovi Corp.* (a)	88,323	4,473,560
Solera Holdings, Inc.	59,987	2,882,375
Synopsys, Inc.*	127,199	3,253,750
TIBCO Software, Inc.*	140,355	2,697,623

		37,365,610

Specialty Retail 3.9%
Aaron’s, Inc. (a)	62,408	1,177,015
Advance Auto Parts, Inc.	72,151	4,688,372
Aeropostale, Inc.*	79,154	1,929,774
American Eagle Outfitters, Inc.	167,421	2,680,410
AnnTaylor Stores Corp.* (a)	50,537	1,177,512
Barnes & Noble, Inc. (a)	33,365	499,808
Chico’s FAS, Inc.	153,393	1,490,980
Coldwater Creek, Inc.* (a)	51,327	172,972
Collective Brands, Inc.* (a)	55,106	844,775
Dick’s Sporting Goods, Inc.*	75,402	2,173,086
Dress Barn, Inc. (The)*	59,171	1,357,383
Foot Locker, Inc. (a)	133,280	2,123,150
Guess?, Inc. (a)	54,230	2,110,632
J Crew Group, Inc.* (a)	54,571	1,745,726
PetSmart, Inc.	101,509	3,799,482
Rent-A-Center, Inc.	56,487	1,420,083

76 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Specialty Retail (continued)

Tractor Supply Co.	62,158	$2,461,457
Williams-Sonoma, Inc.	92,608	2,997,721

		34,850,338

Textiles, Apparel & Luxury Goods 1.4%
Fossil, Inc.* (a)	45,401	2,678,205
Hanesbrands, Inc.*	81,902	2,031,170
Phillips-Van Heusen Corp.	56,779	3,482,824
Timberland Co. (The), Class A*	34,453	722,824
Under Armour, Inc., Class A* (a)	30,069	1,403,621
Warnaco Group, Inc. (The)*	38,138	2,025,509

		12,344,153

Thrifts & Mortgage Finance 1.3%
Astoria Financial Corp. (a)	70,376	874,070
First Niagara Financial Group, Inc.	178,976	2,120,865
New York Community Bancorp, Inc.	372,935	6,313,789
NewAlliance Bancshares, Inc.	89,948	1,159,430
Washington Federal, Inc.	96,288	1,447,209

		11,915,363

Tobacco 0.1%
Universal Corp.	20,675	856,772

Trading Companies & Distributors 0.6%
GATX Corp.	39,634	1,254,813
MSC Industrial Direct Co., Class A	38,133	2,171,293
United Rentals, Inc.*	51,808	973,472
Watsco, Inc.	23,991	1,342,776

		5,742,354

Water Utilities 0.3%
Aqua America, Inc. (a)	117,516	2,530,120

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	59,398	1,811,045
Telephone & Data Systems, Inc.	76,659	2,670,033
Telephone & Data Systems, Inc. — Special Shares	2,600	77,558

		4,558,636

Total Common Stocks (cost $845,371,140)		880,767,256

Mutual Fund 2.1%
Money Market Fund 2.1%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20% (b)	18,580,457	$18,580,457

Total Mutual Fund (cost $18,580,457)		18,580,457

Repurchase Agreements 10.7%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $55,000,962, collateralized by U.S. Government Agency Mortgage Securities ranging from 2.83%–7.50%, maturing 02/01/2013–11/01/2040; total market value $ 56,100,000. (c)	$55,000,000	$55,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $6,839,671, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%–14.00%, maturing 04/15/2011–07/20/2060; total market value $6,976,331. (c)	6,839,540	6,839,540
Barclays Capital, 0.22%, dated 10/29/2010, due 11/01/2010, repurchase price $35,000,642, collateralized by U.S. Treasury Securities ranging from 0.88% to 3.50%, maturing 03/31/11–05/15/20; total market value $35,700,000. (c)	35,000,000	35,000,000

Total Repurchase Agreements (cost $96,839,540)		96,839,540

Total Investments (cost $960,791,137) (d) — 110.4%		996,187,253

Liabilities in excess of other assets — (10.4%)		(93,719,920)

NET ASSETS — 100.0%		$902,467,333

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $94,683,092.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $96,839,540.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

REIT	Real Estate Investment Trust

At October 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Appreciation

252	E-Mini S&P MidCap 400 Index	12/17/10	$20,853,000	$963,502

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 77

Statement of Assets and Liabilities
October 31, 2010

Nationwide Mid Cap
Market Index Fund

Assets:
Investments, at value (cost $863,951,597)*	$899,347,713
Repurchase agreements, at value and cost	96,839,540

Total Investments	996,187,253

Cash	161
Deposits with broker for futures	1,659,600
Dividends receivable	506,699
Security lending income receivable	36,578
Receivable for investments sold	101,259
Receivable for capital shares issued	1,183,274
Receivable for variation margin on futures contracts	96,984
Prepaid expenses and other assets	16,353

Total Assets	999,788,161

Liabilities:
Payable for capital shares redeemed	159,196
Payable upon return of securities loaned (Note 2)	96,839,540
Accrued expenses and other payables:
Investment advisory fees	152,942
Fund administration fees	26,574
Distribution fees	41,794
Administrative servicing fees	17,703
Accounting and transfer agent fees	8,517
Trustee fees	5,768
Custodian fees	5,949
Compliance program costs (Note 3)	4,233
Professional fees	42,207
Printing fees	10,280
Recoupment fees (Note 3)	5,630
Other	495

Total Liabilities	97,320,828

Net Assets	$902,467,333

Represented by:
Capital	$859,766,611
Accumulated undistributed net investment income	2,648,905
Accumulated net realized gains from investment and futures transactions	3,692,199
Net unrealized appreciation/(depreciation) from investments	35,396,116
Net unrealized appreciation/(depreciation) from futures (Note 2)	963,502

Net Assets	$902,467,333

Net Assets:
Class A Shares	$197,128,439
Class B Shares	500,053
Class C Shares	1,183,758
Class R2 Shares	1,385
Institutional Class Shares	703,653,698

Total	$902,467,333

*	Includes value of securities on loan of $94,683,092 (Note 2)

The accompanying notes are an integral part of these financial statements.

78 Annual Report 2010

Nationwide Mid Cap
Market Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,452,826
Class B Shares	37,429
Class C Shares	89,214
Class R2 Shares	102
Institutional Class Shares	51,145,618

Total	65,725,189

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.64
Class B Shares (a)	$13.36
Class C Shares (b)	$13.27
Class R2 Shares	$13.58
Institutional Class Shares	$13.76

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 79

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Mid Cap
Market Index Fund

INVESTMENT INCOME:
Dividend income	$11,860,260
Income from securities lending (Note 2)	336,074

Total Income	12,196,334

EXPENSES:
Investment advisory fees	1,833,766
Fund administration fees	609,735
Distribution fees Class A	432,804
Distribution fees Class B	5,691
Distribution fees Class C	10,433
Distribution fees Class R2	5
Administrative servicing fees Class A	208,412
Registration and filing fees	49,954
Professional fees	79,516
Printing fees	19,130
Trustee fees	34,226
Custodian fees	35,129
Accounting and transfer agent fees	72,686
Compliance program costs (Note 3)	4,754
Recoupment fees (Note 3)	31,188
Other	98,783

Total expenses before earnings credit, expenses waived and reimbursed	3,526,212

Earnings credit (Note 6)	(846)
Expenses voluntarily waived by adviser (Note 3)	(68,979)
Expenses reimbursed by adviser (Note 3)	(272,836)

Net Expenses	3,183,551

NET INVESTMENT INCOME	9,012,783

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	20,215,494
Net realized gains from futures transactions (Note 2)	1,208,443

Net realized gains from investment and futures transactions	21,423,937

Net change in unrealized appreciation/(depreciation) from investments	162,677,717
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	2,003,026

Net change in unrealized appreciation/(depreciation) from investments and futures	164,680,743

Net realized/unrealized gains from investments and futures transactions	186,104,680

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$195,117,463

The accompanying notes are an integral part of these financial statements.

80 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$9,012,783	$8,143,385
Net realized gains/(losses) from investment and futures transactions	21,423,937	(15,908,962)
Net change in unrealized appreciation from investments and futures	164,680,743	128,137,022

Change in net assets resulting from operations	195,117,463	120,371,445

Distributions to Shareholders From:
Net investment income:
Class A	(1,245,983)	(987,853)
Class B	(1,652)	(2,428)
Class C	(2,957)	(4,034)
Class R2 (a)	(7)	(6)
Institutional Class	(6,615,741)	(6,170,930)
Net realized gains:
Class A	–	(6,428,829)
Class B	–	(30,363)
Class C	–	(49,316)
Class R2 (a)	–	(36)
Institutional Class	–	(23,071,238)

Change in net assets from shareholder distributions	(7,866,340)	(36,745,033)

Change in net assets from capital transactions	(3,853,876)	70,954,141

Change in net assets	183,397,247	154,580,553

Net Assets:
Beginning of year	719,070,086	564,489,533

End of year	$902,467,333	$719,070,086

Accumulated undistributed net investment income at end of year	$2,648,905	$1,557,178

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,382,763	$25,061,961
Dividends reinvested	1,198,159	7,287,508
Cost of shares redeemed	(27,889,820)	(23,377,980)

Total Class A	11,691,102	8,971,489

Class B Shares
Proceeds from shares issued	15,531	51,776
Dividends reinvested	1,382	26,982
Cost of shares redeemed	(168,960)	(161,506)

Total Class B	(152,047)	(82,748)

Class C Shares
Proceeds from shares issued	181,560	150,762
Dividends reinvested	2,191	33,834
Cost of shares redeemed	(122,446)	(227,469)

Total Class C	61,305	(42,873)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 81

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$1,191	$–
Dividends reinvested	7	42
Cost of shares redeemed	(883)	–

Total Class R2	315	42

Institutional Class Shares
Proceeds from shares issued	66,372,616	125,807,296
Dividends reinvested	6,615,741	29,242,127
Cost of shares redeemed	(88,442,908)	(92,941,192)

Total Institutional Class	(15,454,551)	62,108,231

Change in net assets from capital transactions	$(3,853,876)	$70,954,141

SHARE TRANSACTIONS:
Class A Shares
Issued	3,016,899	2,752,621
Reinvested	98,315	852,655
Redeemed	(2,259,874)	(2,566,385)

Total Class A Shares	855,340	1,038,891

Class B Shares
Issued	1,281	5,261
Reinvested	120	3,215
Redeemed	(14,260)	(17,559)

Total Class B Shares	(12,859)	(9,083)

Class C Shares
Issued	15,343	17,210
Reinvested	189	4,054
Redeemed	(10,268)	(25,523)

Total Class C Shares	5,264	(4,259)

Class R2 Shares (a)
Issued	102	–
Reinvested	1	5
Redeemed	(76)	–

Total Class R2 Shares	27	5

Institutional Class Shares
Issued	5,313,372	14,061,279
Reinvested	536,342	3,372,575
Redeemed	(6,950,236)	(9,289,348)

Total Institutional Class Shares	(1,100,522)	8,144,506

Total change in shares	(252,750)	9,170,060

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

82 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%	$197,128,439	0.67%	0.79%	0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%	$147,301,010	0.73%	1.01%	0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%)	$124,032,623	0.69%	0.71%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%	$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	–	$15.64	12.57%	$192,273,970	0.71%	1.09%	0.76%	15.59%

Class B Shares
Year Ended October 31, 2010 (f)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%	$500,053	1.30%	0.17%	1.35%	15.52%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%	$534,484	1.32%	0.51%	1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%)	$576,888	1.32%	0.08%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%	$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	–	$15.45	11.98%	$935,088	1.32%	0.49%	1.37%	15.59%

Class C Shares
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%	$1,183,758	1.30%	0.15%	1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%	$886,523	1.32%	0.46%	1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%)	$852,181	1.32%	0.05%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%	$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	–	$15.38	11.96%	$794,122	1.32%	0.42%	1.37%	15.59%

Class R2 Shares (g)
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%	$1,385	0.80%	0.63%	0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%	$811	0.91%	0.84%	1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%)	$691	0.66%	0.74%	0.69%	29.96%
Period Ended October 31, 2007 (h)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%	$1,094	0.73%	0.74%	0.75%	21.52%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%	$703,653,698	0.30%	1.16%	0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%	$570,347,258	0.32%	1.39%	0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%)	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%	$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	–	$15.75	13.06%	$1,108,038,965	0.32%	1.47%	0.37%	15.59%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 83

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2010, the Nationwide S&P 500 Index Fund (Class A at NAV) returned 15.78% versus 16.52% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 158 funds as of October 31, 2010) was 15.88% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All of the 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector led the way, advancing 33.48%, followed by industrials, with 28.65%, and telecommunications services, with 24.84%. Information technology stock Akamai Technologies, Inc., materials stock Titanium Metals Corp. and consumer discretionary stock priceline.com Inc. were the strongest-performing individual stocks in the Index.

What areas of investment detracted from Fund performance?

The financials sector, although in positive territory, posted the weakest results with a return of 4.85% for the reporting period. Consumer staples stock Dean Foods Co. and consumer discretionary stocks Apollo Group, Inc. and H&R Block, Inc. were the weakest performers for the reporting period.

What was the impact of investments in derivatives on Fund performance?

The Fund utilizes S&P 500 futures to provide equity exposure on the Fund’s cash balances and accruals, and to provide daily liquidity for client flows. While over the long term, S&P 500 futures should mirror the performance of the S&P 500 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

In the months ahead, we expect to see some continued back and forth in economic data. The Federal Reserve Board is likely to continue to support growth through its policies of ensuring that liquidity remains ample. On the other hand, however, the slowing of the rebound in business inventories, constraints from private-sector deleveraging and balance sheet contraction from the banking system will act as headwinds. On balance, we believe that modest positive levels of economic growth will continue, and, in the United States, our 12-month forecast is for real gross domestic product growth of between 2.0% and 2.5%.

Subadviser:
 BlackRock Investment Management, LLC

Portfolio Managers:
 Edward Corallo and Debra L. Jelilian

84 Annual Report 2010

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	15.78%	1.23%	-0.53%
	w/SC3	9.11%	0.04%	-1.12%

Class B1	w/o SC2	15.16%	0.51%	-1.21%
	w/SC4	10.16%	0.13%	-1.21%

Class C5	w/o SC2	15.14%	0.52%	-1.22%
	w/SC6	14.14%	0.52%	-1.22%

Class R2[7,8,9]		15.48%	1.02%	-0.63%

Institutional Service Class[1,7]		16.01%	1.28%	-0.46%

Institutional Class[7,10]		16.41%	1.53%	-0.22%

Service Class[1,7]		15.89%	1.12%	-0.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.
[10]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

Expense Ratios

Expense
Ratio*

Class A	0.60%

Class B	1.22%

Class C	1.22%

Class R2	0.97%

Institutional Service Class	0.47%

Institutional Class	0.22%

Service Class	0.62%

*	Current effective prospectus dated May 6, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 85

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	1,004.00	3.13	0.62
	Hypothetical	[b]	1,000.00	1,022.08	3.16	0.62

Class B Shares	Actual		1,000.00	1,001.10	6.10	1.21
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.21

Class C Shares	Actual		1,000.00	1,001.10	6.10	1.21
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.21

Class R2 Shares	Actual		1,000.00	1,002.50	4.85	0.96
	Hypothetical	[b]	1,000.00	1,020.37	4.89	0.96

Institutional Service	Actual		1,000.00	1,005.90	2.33	0.46
Class Shares	Hypothetical	[b]	1,000.00	1,022.89	2.35	0.46

Institutional	Actual		1,000.00	1,006.10	1.06	0.21
Class Shares	Hypothetical	[b]	1,000.00	1,024.15	1.07	0.21

Service Class Shares	Actual		1,000.00	1,004.10	3.08	0.61
	Hypothetical	[b]	1,000.00	1,022.13	3.11	0.61

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

86 Annual Report 2010

Portfolio Summary	Nationwide S&P 500 Index Fund

October 31, 2010

Asset Allocation

Common Stocks	99.2%
Repurchase Agreements	3.5%
Mutual Fund	0.7%
Liabilities in excess of other assets	(3	.4)%

	100.0%

Top Industries †

Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	5.7%
Computers & Peripherals	4.3%
Software	3.9%
Insurance	3.8%
Diversified Financial Services	3.8%
Media	3.1%
Information Technology Services	3.1%
Diversified Telecommunication Services	2.7%
Aerospace & Defense	2.7%
Other Industries *	58.0%

100.0%

Top Holdings †

Exxon Mobil Corp.	3.0%
Apple, Inc.	2.5%
Microsoft Corp.	1.8%
International Business Machines Corp.	1.6%
Procter & Gamble Co. (The)	1.6%
Johnson & Johnson	1.6%
General Electric Co.	1.5%
AT&T, Inc.	1.5%
Chevron Corp.	1.5%
Google, Inc., Class A	1.4%
Other Holdings *	82.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 87

Statement of Investments
October 31, 2010

Nationwide S&P 500 Index Fund

Common Stocks 99.2%
		Market
	Shares	Value

Aerospace & Defense 2.7%
Boeing Co. (The)	158,861	$11,221,941
General Dynamics Corp.	82,586	5,625,758
Goodrich Corp.	27,201	2,232,386
Honeywell International, Inc.	167,661	7,898,510
ITT Corp. (a)	39,820	1,879,106
L-3 Communications Holdings, Inc.	24,854	1,794,210
Lockheed Martin Corp.	64,538	4,600,914
Northrop Grumman Corp.	63,881	4,037,918
Precision Castparts Corp. (a)	30,884	4,218,137
Raytheon Co.	81,227	3,742,940
Rockwell Collins, Inc.	34,131	2,065,267
United Technologies Corp.	201,718	15,082,455

		64,399,542

Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.	36,012	2,538,126
Expeditors International of Washington, Inc. (a)	46,067	2,273,867
FedEx Corp.	68,293	5,990,662
United Parcel Service, Inc., Class B	215,098	14,484,699

		25,287,354

Airlines 0.1%
Southwest Airlines Co. (a)	161,957	2,228,528

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	52,621	537,787
Johnson Controls, Inc.	146,188	5,134,122

		5,671,909

Automobiles 0.5%
Ford Motor Co.* (a)	746,736	10,551,380
Harley-Davidson, Inc.	51,131	1,568,699

		12,120,079

Beverages 2.6%
Brown-Forman Corp., Class B	22,534	1,370,293
Coca-Cola Co. (The)	501,426	30,747,442
Coca-Cola Enterprises, Inc.	72,021	1,729,224
Constellation Brands, Inc., Class A*	38,618	761,933
Dr. Pepper Snapple Group, Inc.	51,861	1,895,520
Molson Coors Brewing Co., Class B	34,313	1,620,603
PepsiCo, Inc.	345,420	22,555,926

		60,680,941

Biotechnology 1.4%
Amgen, Inc.*	208,102	11,901,353
Biogen Idec, Inc.* (a)	52,524	3,293,780
Celgene Corp.*	99,756	6,191,855
Cephalon, Inc.*	16,350	1,086,294
Genzyme Corp.*	55,331	3,991,025
Gilead Sciences, Inc.*	182,082	7,223,193

		33,687,500

Building Products 0.0%†
Masco Corp. (a)	77,836	829,732

Capital Markets 2.4%
Ameriprise Financial, Inc. (a)	54,508	2,817,518
Bank of New York Mellon Corp. (The)	263,590	6,605,565
Charles Schwab Corp. (The)	215,143	3,313,202
E*TRADE Financial Corp.* (a)	42,852	612,784
Federated Investors, Inc., Class B (a)	19,946	496,855
Franklin Resources, Inc.	31,810	3,648,607
Goldman Sachs Group, Inc. (The)	111,950	18,018,352
Invesco Ltd. (a)	101,639	2,337,697
Janus Capital Group, Inc.	39,696	419,190
Legg Mason, Inc.	33,538	1,040,684
Morgan Stanley	303,306	7,543,220
Northern Trust Corp.	52,563	2,608,702
State Street Corp.	108,964	4,550,337
T. Rowe Price Group, Inc.	55,658	3,076,218

		57,088,931

Chemicals 2.1%
Air Products & Chemicals, Inc.	46,146	3,921,026
Airgas, Inc.	16,168	1,146,796
CF Industries Holdings, Inc.	15,433	1,891,005
Dow Chemical Co. (The)	251,825	7,763,765
E.I. du Pont de Nemours & Co.	196,820	9,305,649
Eastman Chemical Co.	15,685	1,232,370
Ecolab, Inc.	50,655	2,498,304
FMC Corp.	15,738	1,150,448
International Flavors & Fragrances, Inc.	17,411	873,336
Monsanto Co.	117,342	6,972,462
PPG Industries, Inc.	35,857	2,750,232
Praxair, Inc.	66,453	6,069,817
Sherwin-Williams Co. (The)	19,605	1,430,577
Sigma-Aldrich Corp. (a)	26,342	1,670,610

		48,676,397

Commercial Banks 2.7%
BB&T Corp.	150,452	3,522,081
Comerica, Inc.	38,282	1,369,730
Fifth Third Bancorp (a)	172,894	2,171,549
First Horizon National Corp.* (a)	50,554	510,090
Huntington Bancshares, Inc. (a)	155,722	882,944
KeyCorp	191,124	1,565,305
M&T Bank Corp. (a)	18,622	1,391,994
Marshall & Ilsley Corp.	115,105	680,270
PNC Financial Services Group, Inc.	114,074	6,148,589
Regions Financial Corp.	272,686	1,717,922
SunTrust Banks, Inc. (a)	108,544	2,715,771
U.S. Bancorp	416,249	10,064,901
Wells Fargo & Co.	1,136,269	29,633,895
Zions Bancorporation	37,842	781,816

		63,156,857

88 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	23,955	$870,764
Cintas Corp.	28,876	793,224
Iron Mountain, Inc.	43,860	955,709
Pitney Bowes, Inc. (a)	44,876	984,579
Republic Services, Inc.	66,525	1,983,110
RR Donnelley & Sons Co.	44,606	822,981
Stericycle, Inc.* (a)	18,521	1,328,697
Waste Management, Inc. (a)	103,660	3,702,735

		11,441,799

Communications Equipment 2.3%
Cisco Systems, Inc.*	1,239,992	28,309,017
Harris Corp. (a)	28,018	1,266,134
JDS Uniphase Corp.* (a)	47,816	502,546
Juniper Networks, Inc.*	112,884	3,656,313
Motorola, Inc.*	506,728	4,129,833
QUALCOMM, Inc.	348,517	15,728,572
Tellabs, Inc.	83,210	567,492

		54,159,907

Computers & Peripherals 4.4%
Apple, Inc.*	198,351	59,677,865
Dell, Inc.*	367,340	5,282,349
EMC Corp.*	445,855	9,367,414
Hewlett-Packard Co.	492,368	20,708,998
Lexmark International, Inc., Class A* (a)	17,096	650,161
NetApp, Inc.*	77,529	4,128,419
QLogic Corp.*	23,466	412,298
SanDisk Corp.*	50,604	1,901,698
Western Digital Corp.*	49,789	1,594,244

		103,723,446

Construction & Engineering 0.2%
Fluor Corp.	38,813	1,870,399
Jacobs Engineering Group, Inc.*	27,176	1,049,265
Quanta Services, Inc.* (a)	45,806	900,546

		3,820,210

Construction Materials 0.0%†
Vulcan Materials Co. (a)	27,894	1,018,410

Consumer Finance 0.7%
American Express Co.	227,278	9,422,946
Capital One Financial Corp.	99,174	3,696,215
Discover Financial Services	118,120	2,084,818
SLM Corp.* (a)	105,455	1,254,914

		16,458,893

Containers & Packaging 0.2%
Ball Corp.	19,883	1,279,670
Bemis Co., Inc.	23,841	757,190
Owens-Illinois, Inc.*	35,510	995,346
Pactiv Corp.*	29,639	983,422
Sealed Air Corp. (a)	34,841	806,569

		4,822,197

Distributors 0.1%
Genuine Parts Co. (a)	34,221	1,637,817

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	27,547	1,032,462
DeVry, Inc. (a)	13,669	654,198
H&R Block, Inc. (a)	67,045	790,460

		2,477,120

Diversified Financial Services 3.9%
Bank of America Corp.	2,178,525	24,922,326
Citigroup, Inc.*	5,531,676	23,067,089
CME Group, Inc.	14,595	4,227,442
IntercontinentalExchange, Inc.*	16,077	1,846,765
JPMorgan Chase & Co.	860,908	32,395,968
Leucadia National Corp.* (a)	42,863	1,089,577
Moody’s Corp. (a)	44,282	1,198,271
NASDAQ OMX Group, Inc. (The)*	31,048	652,629
NYSE Euronext	56,575	1,733,458

		91,133,525

Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,282,948	36,564,018
CenturyLink, Inc.	65,450	2,708,321
Frontier Communications Corp.	215,384	1,891,072
Qwest Communications International, Inc.	377,624	2,492,318
Verizon Communications, Inc.	613,736	19,928,008
Windstream Corp.	104,903	1,328,072

		64,911,809

Electric Utilities 1.9%
Allegheny Energy, Inc.	36,826	854,363
American Electric Power Co., Inc.	104,095	3,897,317
Duke Energy Corp.	286,313	5,213,760
Edison International	70,740	2,610,306
Entergy Corp.	40,561	3,023,011
Exelon Corp.	143,514	5,858,242
FirstEnergy Corp. (a)	66,185	2,403,839
NextEra Energy, Inc.	90,287	4,969,397
Northeast Utilities	38,259	1,196,742
Pepco Holdings, Inc.	48,428	932,723
Pinnacle West Capital Corp.	23,639	972,981
PPL Corp.	104,807	2,819,308
Progress Energy, Inc.	63,525	2,858,625
Southern Co.	180,361	6,830,271

		44,440,885

Electrical Equipment 0.5%
Emerson Electric Co.	163,362	8,968,574
Rockwell Automation, Inc. (a)	30,800	1,920,996

2010 Annual Report 89

Statement of Investments (Continued)
October 31, 2010

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Electrical Equipment (continued)

Roper Industries, Inc.	20,448	$1,419,704

		12,309,274

Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc.*	75,203	2,617,064
Amphenol Corp., Class A (a)	37,719	1,890,854
Corning, Inc.	339,057	6,197,962
FLIR Systems, Inc.* (a)	34,441	958,837
Jabil Circuit, Inc. (a)	42,246	648,054
Molex, Inc. (a)	29,702	602,951

		12,915,722

Energy Equipment & Services 1.9%
Baker Hughes, Inc.	93,597	4,336,349
Cameron International Corp.* (a)	52,588	2,300,725
Diamond Offshore Drilling, Inc. (a)	15,093	998,553
FMC Technologies, Inc.*	26,056	1,878,638
Halliburton Co.	197,763	6,300,729
Helmerich & Payne, Inc.	23,053	986,207
Nabors Industries Ltd.* (a)	61,972	1,295,214
National Oilwell Varco, Inc.	90,990	4,891,623
Rowan Cos., Inc.*	24,889	818,848
Schlumberger Ltd.	296,660	20,733,567

		44,540,453

Food & Staples Retailing 2.4%
Costco Wholesale Corp. (a)	95,344	5,984,743
CVS Caremark Corp.	294,893	8,882,177
Kroger Co. (The)	139,405	3,066,910
Safeway, Inc. (a)	82,852	1,897,311
SUPERVALU, Inc.	45,979	496,113
Sysco Corp.	127,748	3,763,456
Walgreen Co.	211,294	7,158,641
Wal-Mart Stores, Inc.	434,258	23,523,756
Whole Foods Market, Inc.*	31,724	1,261,029

		56,034,136

Food Products 1.8%
Archer-Daniels-Midland Co.	138,809	4,625,116
Campbell Soup Co. (a)	42,020	1,523,225
ConAgra Foods, Inc.	95,459	2,146,873
Dean Foods Co.*	39,100	406,640
General Mills, Inc.	139,437	5,234,465
H.J. Heinz Co. (a)	69,116	3,394,287
Hershey Co. (The)	33,532	1,659,499
Hormel Foods Corp.	15,099	693,346
JM Smucker Co. (The)	25,947	1,667,873
Kellogg Co.	56,593	2,844,364
Kraft Foods, Inc., Class A	378,666	12,219,552
McCormick & Co., Inc., Non-Voting Shares (a)	28,929	1,279,240
Mead Johnson Nutrition Co.	44,411	2,612,255
Sara Lee Corp.	143,780	2,060,367
Tyson Foods, Inc., Class A	64,741	1,006,723

		43,373,825

Gas Utilities 0.1%
Nicor, Inc.	9,805	467,012
Oneok, Inc.	23,026	1,147,155

		1,614,167

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	126,877	6,458,039
Becton, Dickinson and Co. (a)	50,403	3,806,435
Boston Scientific Corp.*	329,345	2,101,221
C.R. Bard, Inc.	20,333	1,690,079
CareFusion Corp.*	48,277	1,165,407
DENTSPLY International, Inc.	31,009	973,373
Hospira, Inc.*	36,326	2,160,670
Intuitive Surgical, Inc.*	8,544	2,246,645
Medtronic, Inc.	234,463	8,255,442
St. Jude Medical, Inc.*	71,085	2,722,555
Stryker Corp.	74,117	3,668,050
Varian Medical Systems, Inc.* (a)	26,408	1,669,514
Zimmer Holdings, Inc.*	43,633	2,069,950

		38,987,380

Health Care Providers & Services 2.0%
Aetna, Inc.	90,625	2,706,062
AmerisourceBergen Corp.	60,541	1,986,956
Cardinal Health, Inc.	76,244	2,644,904
CIGNA Corp.	59,097	2,079,623
Coventry Health Care, Inc.*	31,994	749,299
DaVita, Inc.*	22,277	1,598,375
Express Scripts, Inc.*	117,768	5,714,103
Humana, Inc.*	36,744	2,141,808
Laboratory Corp. of America Holdings* (a)	22,320	1,815,062
McKesson Corp.	56,766	3,745,421
Medco Health Solutions, Inc.*	94,154	4,945,910
Patterson Cos., Inc.	21,124	584,079
Quest Diagnostics, Inc.	31,936	1,569,335
Tenet Healthcare Corp.*	104,813	456,985
UnitedHealth Group, Inc.	244,099	8,799,769
WellPoint, Inc.*	86,791	4,716,223

		46,253,914

Health Care Technology 0.1%
Cerner Corp.*	15,402	1,352,758

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	94,376	4,074,212
Darden Restaurants, Inc. (a)	30,062	1,374,134
International Game Technology	64,727	1,009,094
Marriott International, Inc., Class A	62,231	2,305,658
McDonald’s Corp.	231,087	17,971,636
Starbucks Corp.	160,689	4,576,423

90 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Hotels, Restaurants & Leisure (continued)

Starwood Hotels & Resorts Worldwide, Inc.	41,280	$2,234,899
Wyndham Worldwide Corp.	38,784	1,115,040
Wynn Resorts Ltd.	16,358	1,753,087
Yum! Brands, Inc.	101,395	5,025,136

		41,439,319

Household Durables 0.4%
D.R. Horton, Inc.	60,400	630,576
Fortune Brands, Inc.	33,080	1,787,974
Harman International Industries, Inc.*	15,018	503,854
Leggett & Platt, Inc.	31,887	649,857
Lennar Corp., Class A	34,343	498,317
Newell Rubbermaid, Inc. (a)	60,423	1,066,466
Pulte Group, Inc.*	72,643	570,247
Stanley Black & Decker, Inc.	35,970	2,229,061
Whirlpool Corp.	16,501	1,251,271

		9,187,623

Household Products 2.3%
Clorox Co.	30,165	2,007,481
Colgate-Palmolive Co.	105,519	8,137,625
Kimberly-Clark Corp.	88,869	5,628,962
Procter & Gamble Co. (The)	616,284	39,177,174

		54,951,242

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	144,811	1,729,043
Constellation Energy Group, Inc.	43,850	1,326,024
NRG Energy, Inc.*	54,971	1,094,473

		4,149,540

Industrial Conglomerates 2.4%
3M Co.	154,834	13,040,120
General Electric Co.	2,321,253	37,186,473
Textron, Inc.	59,536	1,239,540
Tyco International Ltd.	108,058	4,136,460

		55,602,593

Information Technology Services 3.2%
Automatic Data Processing, Inc.	106,827	4,745,255
Cognizant Technology Solutions Corp., Class A*	65,329	4,258,797
Computer Sciences Corp.	33,520	1,644,156
Fidelity National Information Services, Inc.	57,246	1,551,367
Fiserv, Inc.*	32,591	1,776,861
International Business Machines Corp. (b)	273,846	39,324,286
MasterCard, Inc., Class A	21,025	5,047,261
Paychex, Inc.	69,847	1,934,762
SAIC, Inc.*	63,870	992,540
Teradata Corp.*	36,324	1,429,713
Total System Services, Inc.	36,272	566,206
Visa, Inc., Class A (a)	107,900	8,434,543
Western Union Co. (The)	143,323	2,522,485

		74,228,232

Insurance 3.9%
ACE Ltd.	73,576	4,371,886
Aflac, Inc.	102,223	5,713,243
Allstate Corp. (The)	116,825	3,561,994
American International Group, Inc.* (a)	29,339	1,232,531
Aon Corp.	71,244	2,831,949
Assurant, Inc.	23,132	914,639
Berkshire Hathaway, Inc., Class B*	375,588	29,881,781
Chubb Corp.	68,295	3,962,476
Cincinnati Financial Corp. (a)	35,319	1,039,791
Genworth Financial, Inc., Class A*	106,243	1,204,796
Hartford Financial Services Group, Inc.	96,470	2,313,351
Lincoln National Corp.	68,769	1,683,465
Loews Corp.	69,016	2,724,752
Marsh & McLennan Cos., Inc. (a)	117,780	2,942,144
MetLife, Inc.	196,859	7,939,323
Principal Financial Group, Inc.	69,545	1,866,588
Progressive Corp. (The)	144,954	3,067,227
Prudential Financial, Inc.	101,394	5,331,297
Torchmark Corp.	17,549	1,005,207
Travelers Cos., Inc. (The)	102,044	5,632,829
Unum Group	70,949	1,590,677
XL Group PLC	74,256	1,570,514

		92,382,460

Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	76,813	12,684,899
Expedia, Inc.	45,091	1,305,384
priceline.com, Inc.*	10,506	3,958,766

		17,949,049

Internet Software & Services 2.1%
Akamai Technologies, Inc.*	39,430	2,037,348
eBay, Inc.*	250,705	7,473,516
Google, Inc., Class A*	53,974	33,085,522
Monster Worldwide, Inc.* (a)	28,089	507,288
VeriSign, Inc.*	37,807	1,313,793
Yahoo!, Inc.*	292,734	4,833,038

		49,250,505

Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	59,262	279,124
Hasbro, Inc.	30,359	1,404,104
Mattel, Inc.	78,102	1,822,119

		3,505,347

2010 Annual Report 91

Statement of Investments (Continued)
October 31, 2010

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	39,803	$1,997,314
PerkinElmer, Inc.	25,688	602,384
Thermo Fisher Scientific, Inc.*	88,461	4,548,665
Waters Corp.* (a)	19,983	1,481,340

		8,629,703

Machinery 2.0%
Caterpillar, Inc.	136,887	10,759,318
Cummins, Inc.	43,161	3,802,484
Danaher Corp.	116,191	5,038,042
Deere & Co.	92,029	7,067,827
Dover Corp.	40,528	2,152,037
Eaton Corp.	36,433	3,236,344
Flowserve Corp.	12,146	1,214,600
Illinois Tool Works, Inc. (a)	109,321	4,995,970
PACCAR, Inc.	79,147	4,057,075
Pall Corp.	25,330	1,080,831
Parker Hannifin Corp.	34,995	2,678,867
Snap-on, Inc.	12,536	639,336

		46,722,731

Media 3.2%
CBS Corp. Non-Voting, Class B	147,800	2,502,254
Comcast Corp., Class A	609,356	12,540,546
DIRECTV, Class A*	188,195	8,178,955
Discovery Communications, Inc., Class A* (a)	61,798	2,756,809
Gannett Co., Inc. (a)	51,523	610,548
Interpublic Group of Cos., Inc. (The)*	106,259	1,099,781
McGraw-Hill Cos., Inc. (The)	67,111	2,526,729
Meredith Corp.	7,805	264,980
New York Times Co. (The), Class A*	25,655	196,774
News Corp., Class A	495,122	7,159,464
Omnicom Group, Inc.	65,430	2,876,303
Scripps Networks Interactive, Inc., Class A	19,559	995,357
Time Warner Cable, Inc.	77,142	4,464,207
Time Warner, Inc.	244,153	7,937,414
Viacom, Inc., Class B	132,041	5,095,462
Walt Disney Co. (The)	415,261	14,995,075
Washington Post Co. (The), Class B (a)	1,285	516,763

		74,717,421

Metals & Mining 1.1%
AK Steel Holding Corp.	23,879	300,637
Alcoa, Inc.	221,723	2,911,223
Allegheny Technologies, Inc.	21,449	1,130,148
Cliffs Natural Resources, Inc.	29,407	1,917,337
Freeport-McMoRan Copper & Gold, Inc.	102,141	9,670,710
Newmont Mining Corp.	106,905	6,507,307
Nucor Corp.	68,514	2,618,605
Titanium Metals Corp.*	19,490	383,173
United States Steel Corp. (a)	31,180	1,334,192

		26,773,332

Multiline Retail 0.8%
Big Lots, Inc.*	16,519	518,201
Family Dollar Stores, Inc.	28,799	1,329,650
J.C. Penney Co., Inc. (a)	51,336	1,600,656
Kohl’s Corp.*	66,871	3,423,795
Macy’s, Inc.	91,770	2,169,443
Nordstrom, Inc.	36,643	1,411,122
Sears Holdings Corp.* (a)	9,648	694,463
Target Corp.	156,640	8,135,882

		19,283,212

Multi-Utilities 1.4%
Ameren Corp.	51,939	1,505,192
CenterPoint Energy, Inc.	91,562	1,516,267
CMS Energy Corp. (a)	49,975	918,540
Consolidated Edison, Inc.	61,365	3,051,068
Dominion Resources, Inc.	127,911	5,559,012
DTE Energy Co.	36,648	1,713,660
Integrys Energy Group, Inc.	16,769	891,943
NiSource, Inc.	60,353	1,044,710
PG&E Corp.	84,840	4,057,049
Public Service Enterprise Group, Inc.	109,854	3,553,777
SCANA Corp. (a)	24,468	999,273
Sempra Energy	53,814	2,877,973
TECO Energy, Inc.	46,591	819,536
Wisconsin Energy Corp.	25,381	1,511,185
Xcel Energy, Inc.	99,796	2,381,133

		32,400,318

Office Electronics 0.1%
Xerox Corp.	300,283	3,513,311

Oil, Gas & Consumable Fuels 9.2%
Anadarko Petroleum Corp.	107,458	6,616,189
Apache Corp.	79,092	7,989,874
Cabot Oil & Gas Corp.	22,609	655,209
Chesapeake Energy Corp.	142,066	3,082,832
Chevron Corp.	436,536	36,062,239
ConocoPhillips	322,065	19,130,661
CONSOL Energy, Inc.	49,024	1,802,122
Denbury Resources, Inc.*	86,689	1,475,447
Devon Energy Corp.	94,447	6,140,944
El Paso Corp.	152,852	2,026,817
EOG Resources, Inc.	55,033	5,267,759
EQT Corp.	32,398	1,212,981
Exxon Mobil Corp.	1,105,521	73,483,981
Hess Corp.	63,463	4,000,073
Marathon Oil Corp.	154,082	5,480,697
Massey Energy Co.	22,014	926,129
Murphy Oil Corp.	41,642	2,713,393

92 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Noble Energy, Inc. (a)	37,953	$3,092,410
Occidental Petroleum Corp.	176,353	13,866,636
Peabody Energy Corp.	58,442	3,091,582
Pioneer Natural Resources Co.	25,185	1,757,913
QEP Resources, Inc.	38,036	1,256,329
Range Resources Corp.	34,746	1,299,153
Southwestern Energy Co.*	75,142	2,543,556
Spectra Energy Corp. (a)	140,696	3,344,344
Sunoco, Inc. (a)	26,257	983,850
Tesoro Corp.	31,094	402,978
Valero Energy Corp.	122,945	2,206,863
Williams Cos., Inc. (The)	126,942	2,731,792

		214,644,753

Paper & Forest Products 0.2%
International Paper Co.	94,885	2,398,693
MeadWestvaco Corp.	37,202	957,207
Weyerhaeuser Co.	116,291	1,886,240

		5,242,140

Personal Products 0.2%
Avon Products, Inc.	93,133	2,835,900
Estee Lauder Cos., Inc. (The), Class A	24,787	1,764,091

		4,599,991

Pharmaceuticals 5.9%
Abbott Laboratories	335,236	17,204,312
Allergan, Inc.	66,767	4,834,598
Bristol-Myers Squibb Co.	372,322	10,015,462
Eli Lilly & Co.	220,323	7,755,370
Forest Laboratories, Inc.*	61,997	2,049,001
Johnson & Johnson	598,039	38,077,143
King Pharmaceuticals, Inc.*	54,631	772,482
Merck & Co., Inc.	668,197	24,242,187
Mylan, Inc.* (a)	67,167	1,364,833
Pfizer, Inc.	1,745,252	30,367,385
Watson Pharmaceuticals, Inc.*	23,357	1,089,604

		137,772,377

Professional Services 0.1%
Dun & Bradstreet Corp.	10,886	810,027
Equifax, Inc.	27,175	900,308
Robert Half International, Inc. (a)	32,095	870,095

		2,580,430

Real Estate Investment Trusts (REITs) 1.4%
Apartment Investment & Management Co., Class A	25,601	596,759
AvalonBay Communities, Inc.	18,491	1,965,778
Boston Properties, Inc.	30,256	2,607,765
Equity Residential	61,543	2,992,836
HCP, Inc.	67,321	2,424,229
Health Care REIT, Inc.	28,796	1,471,476
Host Hotels & Resorts, Inc.	142,941	2,271,332
Kimco Realty Corp. (a)	88,113	1,518,187
Plum Creek Timber Co., Inc. (a)	35,087	1,292,605
ProLogis	120,865	1,649,807
Public Storage	30,286	3,004,977
Simon Property Group, Inc.	63,576	6,104,568
Ventas, Inc.	34,105	1,826,664
Vornado Realty Trust (a)	35,225	3,078,313

		32,805,296

Real Estate Management & Development 0.0%†
CB Richard Ellis Group, Inc., Class A*	62,877	1,153,793

Road & Rail 0.9%
CSX Corp.	82,428	5,065,201
Norfolk Southern Corp.	80,033	4,921,229
Ryder System, Inc.	11,491	502,731
Union Pacific Corp.	108,031	9,472,158

		19,961,319

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	123,143	902,638
Altera Corp.	66,704	2,081,832
Analog Devices, Inc.	64,721	2,179,156
Applied Materials, Inc.	290,083	3,585,426
Broadcom Corp., Class A	97,294	3,963,757
First Solar, Inc.* (a)	11,703	1,611,269
Intel Corp.	1,208,912	24,262,864
KLA-Tencor Corp.	36,439	1,301,601
Linear Technology Corp.	48,732	1,570,632
LSI Corp.*	138,463	725,546
MEMC Electronic Materials, Inc.*	49,100	629,462
Microchip Technology, Inc. (a)	40,370	1,299,107
Micron Technology, Inc.*	185,632	1,535,177
National Semiconductor Corp.	51,666	707,824
Novellus Systems, Inc.* (a)	19,956	582,915
NVIDIA Corp.*	124,625	1,499,239
Teradyne, Inc.*	39,210	440,720
Texas Instruments, Inc.	259,498	7,673,356
Xilinx, Inc.	56,196	1,506,615

		58,059,136

Software 4.0%
Adobe Systems, Inc.*	114,035	3,210,085
Autodesk, Inc.*	49,347	1,785,375
BMC Software, Inc.*	38,783	1,763,075
CA, Inc.	84,057	1,950,963
Citrix Systems, Inc.*	40,588	2,600,473
Compuware Corp.* (a)	47,950	479,980
Electronic Arts, Inc.*	71,713	1,136,651
Intuit, Inc.*	61,381	2,946,288
McAfee, Inc.*	33,019	1,561,799
Microsoft Corp.	1,653,381	44,046,070
Novell, Inc.*	75,900	450,087

2010 Annual Report 93

Statement of Investments (Continued)
October 31, 2010

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Software (continued)

Oracle Corp.	840,291	$24,704,555
Red Hat, Inc.*	41,022	1,733,590
Salesforce.com, Inc.*	25,384	2,946,321
Symantec Corp.*	171,380	2,772,928

		94,088,240

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	19,033	815,754
AutoNation, Inc.* (a)	13,520	313,934
AutoZone, Inc.*	6,227	1,479,722
Bed Bath & Beyond, Inc.* (a)	57,295	2,515,251
Best Buy Co., Inc.	75,134	3,229,259
CarMax, Inc.* (a)	48,620	1,506,734
GameStop Corp., Class A* (a)	32,400	636,984
Gap, Inc. (The)	95,403	1,813,611
Home Depot, Inc. (a)	361,567	11,165,189
Limited Brands, Inc.	57,466	1,688,926
Lowe’s Cos., Inc.	304,676	6,498,739
Office Depot, Inc.*	59,917	269,027
O’Reilly Automotive, Inc.* (a)	30,128	1,762,488
RadioShack Corp.	27,399	551,542
Ross Stores, Inc.	26,154	1,542,825
Staples, Inc.	158,520	3,244,904
Tiffany & Co. (a)	27,415	1,452,995
TJX Cos., Inc.	86,991	3,992,017
Urban Outfitters, Inc.*	27,957	860,237

		45,340,138

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	64,572	3,228,600
NIKE, Inc., Class B	83,898	6,832,653
Polo Ralph Lauren Corp. (a)	14,154	1,371,240
VF Corp.	18,762	1,561,749

		12,994,242

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	114,336	1,332,015
People’s United Financial, Inc.	80,627	992,518

		2,324,533

Tobacco 1.7%
Altria Group, Inc.	452,465	11,501,660
Lorillard, Inc.	32,941	2,811,185
Philip Morris International, Inc.	397,949	23,280,017
Reynolds American, Inc.	36,712	2,382,609

		39,975,471

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	32,010	1,647,875
W.W. Grainger, Inc.	12,942	1,605,196

		3,253,071

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	87,095	4,494,973
MetroPCS Communications, Inc.* (a)	56,858	591,892
Sprint Nextel Corp.*	647,991	2,669,723

		7,756,588

Total Common Stocks (cost $2,324,772,950)		2,328,492,873

Mutual Fund 0.7%
Money Market Fund 0.7%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20% (c)	15,315,880	15,315,880

Total Mutual Fund (cost $15,315,880)		15,315,880

Repurchase Agreements 3.5%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $80,001,400, collateralized by U.S. Government Agency Mortgages ranging from 3.50%–7.50%, maturing 02/01/13–11/01/40; total market value $81,600,000. (d)	$80,000,000	80,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price$1,642,672, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%–14.00%, maturing 04/15/2011–07/20/2060; total market value $1,675,493. (d)	1,642,640	1,642,640

Total Repurchase Agreements (cost $81,642,640)		81,642,640

Total Investments (cost $2,421,731,470) (e) — 103.4%		2,425,451,393

Liabilities in excess of other assets — (3.4%)		(80,074,921)

NET ASSETS — 100.0%		$2,345,376,472

94 Annual Report 2010

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $79,891,000.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of October 31, 2010.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $81,642,640.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Appreciation
298	E-Mini S&P 500	12/17/10	$17,577,530	$652,052

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 95

Statement of Assets and Liabilities
October 31, 2010

Nationwide
S&P 500 Index Fund

Assets:
Investments, at value (cost $2,340,088,830)*	$2,343,808,753
Repurchase agreements, at value and cost	81,642,640

Total Investments	2,425,451,393

Cash	65,516
Dividends receivable	2,583,466
Security lending income receivable	18,439
Receivable for capital shares issued	634,027
Reclaims receivable	4,538
Receivable for variation margin on futures contracts	5,763
Prepaid expenses and other assets	170,570

Total Assets	2,428,933,712

Liabilities:
Payable for investments purchased	233,073
Payable for capital shares redeemed	900,573
Payable upon return of securities loaned (Note 2)	81,642,640
Accrued expenses and other payables:
Investment advisory fees	240,950
Fund administration fees	62,602
Distribution fees	82,032
Administrative servicing fees	466
Accounting and transfer agent fees	17,914
Trustee fees	13,959
Custodian fees	14,870
Compliance program costs (Note 3)	11,698
Professional fees	135,089
Printing fees	89,975
Recoupment fees (Note 3)	62,776
Other	48,623

Total Liabilities	83,557,240

Net Assets	$2,345,376,472

Represented by:
Capital	$2,372,636,444
Accumulated undistributed net investment income	13,039,112
Accumulated net realized losses from investment and futures transactions	(44,671,059)
Net unrealized appreciation/(depreciation) from investments	3,719,923
Net unrealized appreciation/(depreciation) from futures (Note 2)	652,052

Net Assets	$2,345,376,472

Net Assets:
Class A Shares	$107,697,519
Class B Shares	10,035,049
Class C Shares	3,588,539
Class R2 Shares	679,538
Institutional Service Class Shares	77,135,518
Institutional Class Shares	1,768,870,557
Service Class Shares	377,369,752

Total	$2,345,376,472

*	Includes value of securities on loan of $79,891,000 (Note 2)

The accompanying notes are an integral part of these financial statements.

96 Annual Report 2010

Nationwide
S&P 500 Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,862,534
Class B Shares	1,017,735
Class C Shares	366,048
Class R2 Shares	68,649
Institutional Service Class Shares	7,746,153
Institutional Class Shares	177,417,115
Service Class Shares	38,069,076

Total	235,547,310

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.91
Class B Shares (a)	$9.86
Class C Shares (b)	$9.80
Class R2 Shares	$9.90
Institutional Service Class Shares	$9.96
Institutional Class Shares	$9.97
Service Class Shares	$9.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.51

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 97

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
S&P 500 Index Fund

INVESTMENT INCOME:
Dividend income	$48,721,966
Income from securities lending (Note 2)	229,209
Interest income	8
Foreign tax withholding	(3,404)

Total Income	48,947,779

EXPENSES:
Investment advisory fees	2,786,616
Fund administration fees	1,590,516
Distribution fees Class A	254,609
Distribution fees Class B	101,716
Distribution fees Class C	34,018
Distribution fees Class R2	2,642
Distribution fees Service Class	570,185
Administrative servicing fees Class A	162,951
Administrative servicing fees Class R2	1,321
Administrative servicing fees Institutional Service Class	186,420
Administrative servicing fees Service	950,304
Registration and filing fees	79,849
Professional fees	213,835
Printing fees	119,247
Trustee fees	88,529
Custodian fees	92,959
Accounting and transfer agent fees	106,955
Compliance program costs (Note 3)	12,757
Recoupment fees (Note 3)	154,882
Other	155,862

Total expenses before earnings credit, expenses waived and reimbursed	7,666,173

Earnings credit (Note 6)	(749)
Expenses voluntarily waived by adviser (Note 3)	(47,222)
Expenses reimbursed by adviser (Note 3)	(564,725)

Net Expenses	7,053,477

NET INVESTMENT INCOME	41,894,302

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,688,454)
Net realized gains from futures transactions (Note 2)	1,856,326

Net realized losses from investment and futures transactions	(832,128)

Net change in unrealized appreciation/(depreciation) from investments	283,579,695
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,834,611

Net change in unrealized appreciation/(depreciation) from investments and futures	285,414,306

Net realized/unrealized gains from investments and futures transactions	284,582,178

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$326,476,480

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$41,894,302	$37,944,095
Net realized losses from investment and futures transactions	(832,128)	(794,259)
Net change in unrealized appreciation from investments and futures	285,414,306	163,944,039

Change in net assets resulting from operations	326,476,480	201,093,875

Distributions to Shareholders From:
Net investment income:
Class A	(1,173,699)	(1,470,934)
Class B	(69,801)	(111,448)
Class C	(22,671)	(33,336)
Class R2 (a)	(4,465)	(4,852)
Institutional Service Class	(985,340)	(1,241,356)
Local Shares (b)	–	(737)
Institutional Class	(25,481,972)	(28,168,273)
Service Class	(4,859,999)	(6,632,079)

Change in net assets from shareholder distributions	(32,597,947)	(37,663,015)

Change in net assets from capital transactions	13,045,269	170,078,134

Change in net assets	306,923,802	333,508,994

Net Assets:
Beginning of year	2,038,452,670	1,704,943,676

End of year	$2,345,376,472	$2,038,452,670

Accumulated undistributed net investment income at end of year	$13,039,112	$3,916,284

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$50,036,362	$36,742,591
Dividends reinvested	1,086,754	1,320,442
Cost of shares redeemed	(47,359,030)	(19,539,520)

Total Class A	3,764,086	18,523,513

Class B Shares
Proceeds from shares issued	25,133,465	2,702,593
Dividends reinvested	14,459	27,931
Cost of shares redeemed	(26,444,704)	(2,303,620)

Total Class B	(1,296,780)	426,904

Class C Shares
Proceeds from shares issued	716,571	1,002,646
Dividends reinvested	6,987	10,321
Cost of shares redeemed	(586,405)	(606,492)

Total Class C	137,153	406,475

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$337,602	$194,911
Dividends reinvested	4,465	4,852
Cost of shares redeemed	(127,864)	(69,536)

Total Class R2	214,203	130,227

Institutional Service Class Shares
Proceeds from shares issued	8,806,095	14,671,266
Dividends reinvested	985,340	1,241,340
Cost of shares redeemed	(12,341,890)	(13,367,948)

Total Institutional Service Class	(2,550,455)	2,544,658

Local Shares (b)
Proceeds from shares issued	–	2
Dividends reinvested	–	698
Cost of shares redeemed	–	(88,653)

Total Local Shares	–	(87,953)

Institutional Class Shares
Proceeds from shares issued	191,831,959	273,988,070
Dividends reinvested	25,412,799	28,094,784
Cost of shares redeemed	(149,770,647)	(130,473,874)

Total Institutional Class	67,474,111	171,608,980

Service Class Shares
Proceeds from shares issued	23,600,540	32,797,491
Dividends reinvested	4,859,910	6,631,986
Cost of shares redeemed	(83,157,499)	(62,904,147)

Total Service	(54,697,049)	(23,474,670)

Change in net assets from capital transactions	$13,045,269	$170,078,134

SHARE TRANSACTIONS:
Class A Shares
Issued	5,260,263	4,938,480
Reinvested	116,860	177,559
Redeemed	(5,116,843)	(2,599,365)

Total Class A Shares	260,280	2,516,674

Class B Shares
Issued	2,739,866	368,771
Reinvested	1,572	3,847
Redeemed	(2,881,179)	(303,994)

Total Class B Shares	(139,741)	68,624

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local shares were liquidated.

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2010

	Nationwide S&P 500 Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	77,753	138,967
Reinvested	763	1,427
Redeemed	(63,922)	(77,739)

Total Class C Shares	14,594	62,655

Class R2 Shares (a)
Issued	36,341	26,502
Reinvested	481	667
Redeemed	(13,118)	(9,171)

Total Class R2 Shares	23,704	17,998

Institutional Service Class Shares
Issued	934,223	2,051,933
Reinvested	105,365	167,215
Redeemed	(1,317,507)	(1,766,031)

Total Institutional Service Class Shares	(277,919)	453,117

Local Shares (b)
Issued	–	–
Reinvested	–	94
Redeemed	–	(12,781)

Total Local Shares	–	(12,687)

Institutional Class Shares
Issued	20,319,377	37,341,312
Reinvested	2,710,495	3,753,225
Redeemed	(15,920,806)	(17,005,455)

Total Institutional Class Shares	7,109,066	24,089,082

Service Class Shares
Issued	2,508,338	4,886,701
Reinvested	523,283	897,397
Redeemed	(8,954,303)	(8,595,543)

Total Service Shares	(5,922,682)	(2,811,445)

Total change in shares	1,067,302	24,384,018

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 101

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%	$107,697,519	0.63%	1.59%	0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%	$91,782,717	0.52%	1.97%	0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%)	$65,378,521	0.49%	1.71%	0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%	$84,794,405	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	–	$11.75	15.90%	$42,670,253	0.49%	1.46%	0.52%	2.63%

Class B Shares
Year Ended October 31, 2010 (f)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%	$10,035,049	1.22%	1.02%	1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%	$9,974,577	1.23%	1.29%	1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%)	$8,760,072	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%	$12,040,325	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	–	$11.71	15.01%	$6,296,167	1.23%	0.75%	1.26%	2.63%

Class C Shares
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%	$3,588,539	1.22%	1.00%	1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%	$3,011,534	1.23%	(0.23%)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%)	$2,311,273	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%	$3,208,449	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	–	$11.65	15.06%	$1,422,512	1.23%	0.72%	1.26%	2.63%

Class R2 Shares (g)
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%	$679,538	0.97%	1.21%	0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%	$388,693	0.90%	1.56%	0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%)	$217,723	0.76%	1.42%	0.80%	10.51%
Period Ended October 31, 2007 (h)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%	$235,763	0.74%	1.12%	0.76%	3.56%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%	$77,135,518	0.47%	1.76%	0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%	$69,764,415	0.48%	2.57%	0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%	$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	–	$11.79	15.85%	$82,442,558	0.48%	1.49%	0.51%	2.63%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%	$1,768,870,557	0.22%	2.01%	0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%	$1,482,444,134	0.23%	2.25%	0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%	$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	–	$11.80	16.12%	$2,689,367,610	0.23%	1.73%	0.26%	2.63%

Service Class Shares
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%	$377,369,752	0.62%	1.63%	0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%	$381,086,600	0.63%	1.92%	0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%	$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	–	$11.75	15.74%	$628,020,675	0.63%	1.35%	0.66%	2.63%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
The accompanying notes are an integral part of these financial statements.

2010 Annual Report 103

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended October 31, 2010, the Nationwide Small Cap Index Fund (Class A at NAV) returned 26.03% versus 26.58% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 804 funds as of October 31, 2010) was 24.52% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

All of the 10 sectors within the Russell 2000 Index recorded strong positive returns during the reporting period. The materials sector led the way, advancing 38.73%, followed by information technology, with 36.38%, and consumer discretionary, with 29.17%. Information technology stocks Isilon Systems, Inc.; Acme Packet, Inc.; and Power-One, Inc. were the strongest-performing individual stocks in the Index.

What areas of investment detracted from Fund performance?

The health-care sector posted the weakest results with a return of 19.12% for the reporting period. Industrials stock YRC Worldwide Inc. and health-care stocks Poniard Pharmaceuticals, Inc. and Middlebrook Pharmaceuticals, Inc. were the weakest individual stock performers for the reporting period.

What was the impact of investments in derivatives on Fund performance?

The Fund utilizes Russell 2000 futures to provide equity exposure on the Fund’s cash balances and accruals, and to provide daily liquidity for client flows. While over the long term, Russell 2000 futures should mirror the performance of the Russell 2000 Index, pricing disparity can appear in the short term, and the Fund can benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on Fund performance.

What is your outlook for the near term?

In the months ahead, we expect to see some continued back and forth in economic data. The Federal Reserve Board is likely to continue to support growth through its policies of ensuring that liquidity remains ample. On the other hand, however, the slowing of the rebound in business inventories, constraints from private-sector deleveraging and balance sheet contraction from the banking system will act as headwinds. On balance, we believe that modest positive levels of economic growth will continue, and, in the United States, our 12-month forecast is for real gross domestic product growth of between 2.0% and 2.5%.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Edward Corallo and Debra L. Jelilian

104 Annual Report 2010

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	26.03%	2.41%	4.23%
	w/SC3	18.80%	1.20%	3.62%

Class B4	w/o SC2	25.30%	1.79%	3.66%
	w/SC5	20.30%	1.46%	3.66%

Class C6	w/o SC2	25.20%	1.81%	3.68%
	w/SC7	24.20%	1.81%	3.68%

Class R2[8,9,10]		25.88%	2.37%	4.21%

Institutional Class[1,8]		26.51%	2.82%	4.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

1	These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.
[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.
[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[8]	Not subject to any sales charges.
[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[10]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.74%	0.70%

Class B	1.34%	1.30%

Class C	1.34%	1.30%

Class R2	1.04%	1.00%

Institutional Class	0.34%	0.30%

*	Current effective prospectus dated May 6, 2010. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 105

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Small Cap			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Index Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a]	05/01/10 - 10/31/10[a]

Class A Shares	Actual		1,000.00	985.30	3.30	0.66
	Hypothetical	[b]	1,000.00	1,021.88	3.36	0.66

Class B Shares	Actual		1,000.00	983.20	6.45	1.29
	Hypothetical	[b]	1,000.00	1,018.70	6.56	1.29

Class C Shares	Actual		1,000.00	982.80	6.45	1.29
	Hypothetical	[b]	1,000.00	1,018.70	6.56	1.29

Class R2 Shares	Actual		1,000.00	985.80	3.80	0.76
	Hypothetical	[b]	1,000.00	1,021.37	3.87	0.76

Institutional	Actual		1,000.00	988.40	1.45	0.29
Class Shares	Hypothetical	[b]	1,000.00	1,023.74	1.48	0.29

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

106 Annual Report 2010

Portfolio Summary	Nationwide Small Cap Index Fund

October 31, 2010

Asset Allocation

Common Stocks	97.9%
Repurchase Agreements	17.3%
Mutual Fund	1.9%
Warrant ‡	0.0%
Liabilities in excess of other assets	(17	.1)%

	100.0%

Top Industries †

Real Estate Investment Trusts (REITs)	6.4%
Commercial Banks	4.6%
Software	3.8%
Semiconductors & Semiconductor Equipment	3.3%
Oil, Gas & Consumable Fuels	3.1%
Specialty Retail	2.8%
Health Care Providers & Services	2.8%
Health Care Equipment & Supplies	2.8%
Biotechnology	2.7%
Machinery	2.6%
Other Industries *	65.1%

100.0%

Top Holdings †

Invesco Liquid Assets Portfolio — Institutional Class	1.7%
Riverbed Technology, Inc.	0.3%
TIBCO Software, Inc.	0.3%
Sotheby’s	0.2%
VeriFone Systems, Inc.	0.2%
Nordson Corp.	0.2%
Parametric Technology Corp.	0.2%
Brigham Exploration Co.	0.2%
Rackspace Hosting, Inc.	0.2%
American Capital Ltd.	0.2%
Other Holdings *	96.3%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of October 31, 2010.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 107

Statement of Investments
October 31, 2010

Nationwide Small Cap Index Fund

Common Stocks 97.9%
		Market
	Shares	Value

Aerospace & Defense 1.8%
AAR Corp.*	17,696	$390,020
Aerovironment, Inc.*	7,555	177,240
American Science & Engineering, Inc.	4,076	335,659
Applied Energetics, Inc.* (a)	34,846	36,240
Applied Signal Technology, Inc.	6,296	211,294
Astronics Corp.*	4,564	95,159
Ceradyne, Inc.*	11,530	274,529
Cubic Corp.	7,101	309,391
Curtiss-Wright Corp.	19,447	600,523
DigitalGlobe, Inc.* (a)	12,246	399,832
Ducommun, Inc.	4,947	106,212
Esterline Technologies Corp.*	12,910	780,281
GenCorp, Inc.*	27,193	132,430
GeoEye, Inc.*	10,074	445,976
HEICO Corp. (a)	13,150	654,607
Herley Industries, Inc.*	6,471	107,483
Hexcel Corp.*	43,586	774,523
Kratos Defense & Security Solutions, Inc.*	7,493	85,420
Ladish Co., Inc.*	7,205	230,488
LMI Aerospace, Inc.*	4,227	69,027
Moog, Inc., Class A*	20,312	763,731
Orbital Sciences Corp.*	26,039	422,873
Taser International, Inc.*	28,473	112,753
Teledyne Technologies, Inc.*	16,185	672,811
Triumph Group, Inc. (a)	7,418	620,071

		8,808,573

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	25,053	168,356
Atlas Air Worldwide Holdings, Inc.*	11,619	607,209
Dynamex, Inc.*	4,799	101,451
Forward Air Corp.	13,217	355,273
HUB Group, Inc., Class A*	16,942	550,107
Pacer International, Inc.* (a)	16,630	92,629
Park-Ohio Holdings Corp.* (a)	3,612	57,394

		1,932,419

Airlines 0.8%
AirTran Holdings, Inc.*	61,198	452,865
Alaska Air Group, Inc.*	16,016	845,645
Allegiant Travel Co. (a)	6,845	322,331
Hawaiian Holdings, Inc.*	24,206	177,188
JetBlue Airways Corp.*	109,590	764,938
Pinnacle Airlines Corp.*	8,696	50,089
Republic Airways Holdings, Inc.*	13,646	126,771
SkyWest, Inc.	25,034	379,516
US Airways Group, Inc.*	72,510	854,893

		3,974,236

Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	27,228	251,042
Amerigon, Inc.* (a)	9,811	105,762
Cooper Tire & Rubber Co. (a)	27,669	542,589
Dana Holding Corp.*	62,939	890,587
Dorman Products, Inc.*	5,041	183,946
Drew Industries, Inc.*	8,692	183,140
Exide Technologies*	35,103	206,757
Fuel Systems Solutions, Inc.* (a)	6,461	264,772
Modine Manufacturing Co.*	21,180	286,354
Spartan Motors, Inc.	15,247	77,455
Standard Motor Products, Inc.	9,090	96,627
Stoneridge, Inc.*	7,184	79,024
Superior Industries International, Inc.	10,667	191,473
Tenneco, Inc.*	26,817	874,770

		4,234,298

Automobiles 0.0%†
Winnebago Industries, Inc.*	13,495	134,950

Beverages 0.1%
Boston Beer Co., Inc., Class A*	3,787	271,111
Coca-Cola Bottling Co. Consolidated (a)	2,097	111,812
Heckmann Corp.*	41,047	167,882
MGP Ingredients, Inc.	5,770	52,046
National Beverage Corp.	5,369	76,777

		679,628

Biotechnology 3.1%
Acorda Therapeutics, Inc.*	17,225	465,764
Affymax, Inc.*	9,806	49,716
Alkermes, Inc.*	41,473	479,843
Allos Therapeutics, Inc.*	36,199	144,072
Alnylam Pharmaceuticals, Inc.*	16,638	218,623
AMAG Pharmaceuticals, Inc.*	9,535	151,702
Arena Pharmaceuticals, Inc.* (a)	50,977	84,112
ARIAD Pharmaceuticals, Inc.*	50,757	186,786
Arqule, Inc.* (a)	19,411	107,149
Array BioPharma, Inc.*	25,324	82,050
AVI BioPharma, Inc.* (a)	51,449	109,072
BioCryst Pharmaceuticals, Inc.* (a)	13,837	68,631
Biosante Pharmaceuticals, Inc.* (a)	35,505	53,257
Biotime, Inc.* (a)	9,550	57,300
Celera Corp.*	37,411	213,243
Celldex Therapeutics, Inc.* (a)	14,740	65,593
Cepheid, Inc.*	25,902	544,978
Chelsea Therapeutics International Ltd.*	17,356	88,516
Clinical Data, Inc.* (a)	5,574	105,850
Cubist Pharmaceuticals, Inc.*	26,331	612,986
Curis, Inc.* (a)	36,365	50,911
Cytokinetics, Inc.*	23,081	60,934
Cytori Therapeutics, Inc.* (a)	19,280	93,701
CytRx Corp.* (a)	53,589	46,301
Dyax Corp.*	44,982	108,407
Dynavax Technologies Corp.* (a)	34,878	63,478

108 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Biotechnology (continued)

Emergent Biosolutions, Inc.*	8,656	$156,414
Enzon Pharmaceuticals, Inc.*	22,579	254,014
Exact Sciences Corp.* (a)	15,821	108,532
Exelixis, Inc.* (a)	49,985	222,933
Genomic Health, Inc.* (a)	6,503	92,082
Geron Corp.* (a)	44,860	250,319
Halozyme Therapeutics, Inc.*	32,803	240,446
Idenix Pharmaceuticals, Inc.*	16,653	72,107
ImmunoGen, Inc.* (a)	30,974	254,606
Immunomedics, Inc.* (a)	31,032	121,956
Incyte Corp Ltd.* (a)	39,068	650,873
Infinity Pharmaceuticals, Inc.* (a)	7,200	40,896
Inhibitex, Inc.* (a)	22,309	44,395
Inovio Pharmaceuticals, Inc.* (a)	37,628	42,520
InterMune, Inc.*	20,748	272,629
Ironwood Pharmaceuticals, Inc.*	9,330	104,403
Isis Pharmaceuticals, Inc.* (a)	42,826	391,430
Keryx Biopharmaceuticals, Inc.* (a)	23,311	120,285
Lexicon Pharmaceuticals, Inc.* (a)	92,520	163,760
Ligand Pharmaceuticals, Inc., Class B*	52,566	85,157
MannKind Corp.* (a)	30,568	195,024
Martek Biosciences Corp.*	15,067	330,721
Maxygen, Inc.* (a)	15,094	96,753
Medivation, Inc.* (a)	15,672	181,012
Metabolix, Inc.* (a)	12,445	173,732
Micromet, Inc.* (a)	36,972	276,920
Momenta Pharmaceuticals, Inc.* (a)	18,271	305,308
Nabi Biopharmaceuticals* (a)	21,278	104,475
Neuralstem, Inc.* (a)	21,876	48,783
Neurocrine Biosciences, Inc.* (a)	22,249	181,107
NeurogesX, Inc.* (a)	5,400	37,638
Novavax, Inc.* (a)	41,730	101,404
NPS Pharmaceuticals, Inc.*	29,295	182,508
Omeros Corp.* (a)	9,318	74,730
Onyx Pharmaceuticals, Inc.*	27,539	738,871
Opko Health, Inc.* (a)	41,039	113,268
Orexigen Therapeutics, Inc.* (a)	14,138	74,790
Osiris Therapeutics, Inc.*	7,875	57,881
PDL BioPharma, Inc. (a)	59,068	308,926
Peregrine Pharmaceuticals, Inc.* (a)	25,663	39,008
Pharmacyclics, Inc.*	19,365	118,514
Pharmasset, Inc.*	13,419	503,212
Progenics Pharmaceuticals, Inc.* (a)	13,887	65,269
Rigel Pharmaceuticals, Inc.*	24,143	200,628
Sangamo BioSciences, Inc.* (a)	21,343	79,396
Savient Pharmaceuticals, Inc.* (a)	30,245	375,340
SciClone Pharmaceuticals, Inc.* (a)	17,163	57,839
Seattle Genetics, Inc.*	37,979	622,476
SIGA Technologies, Inc.* (a)	14,443	191,370
Spectrum Pharmaceuticals, Inc.* (a)	23,190	98,557
StemCells, Inc.* (a)	58,341	51,923
Targacept, Inc.* (a)	10,874	269,240
Theravance, Inc.* (a)	27,540	561,265
Vanda Pharmaceuticals, Inc.*	12,862	94,021
Vical, Inc.* (a)	30,934	66,817
Zalicus, Inc.*	30,512	39,666
ZIOPHARM Oncology, Inc.* (a)	23,047	99,333

		15,120,457

Building Products 0.6%
A.O. Smith Corp.	10,821	606,301
AAON, Inc. (a)	5,725	140,549
American Woodmark Corp.	4,516	79,933
Ameron International Corp.	4,181	287,486
Apogee Enterprises, Inc.	13,033	136,716
Builders FirstSource, Inc.* (a)	22,795	46,046
Gibraltar Industries, Inc.*	13,832	126,286
Griffon Corp.*	20,432	240,893
Insteel Industries, Inc.	8,531	73,281
NCI Building Systems, Inc.* (a)	9,601	95,146
Quanex Building Products Corp.	17,212	310,160
Simpson Manufacturing Co., Inc. (a)	17,814	473,496
Trex Co., Inc.* (a)	7,031	126,207
Universal Forest Products, Inc.	8,867	267,251

		3,009,751

Capital Markets 2.2%
American Capital Ltd.*	152,489	1,064,373
Apollo Investment Corp.	83,083	913,082
Artio Global Investors, Inc.	12,745	198,440
BGC Partners, Inc., Class A (a)	26,719	185,430
BlackRock Kelso Capital Corp. (a)	29,667	347,697
Calamos Asset Management, Inc., Class A	8,932	107,095
Capital Southwest Corp. (a)	1,313	126,875
Cohen & Steers, Inc. (a)	7,850	196,800
Cowen Group, Inc., Class A* (a)	17,047	59,665
Diamond Hill Investment Group, Inc. (a)	1,176	90,058
Duff & Phelps Corp., Class A (a)	12,828	178,822
Epoch Holding Corp. (a)	6,412	85,472
Evercore Partners, Inc., Class A	7,104	215,677
FBR Capital Markets Corp.*	24,119	85,381
Fifth Street Finance Corp. (a)	23,104	272,627
Financial Engines, Inc.*	6,073	89,455
GAMCO Investors, Inc., Class A	3,253	139,359
GFI Group, Inc.	30,495	146,071
Gladstone Capital Corp. (a)	9,466	108,575
Gladstone Investment Corp. (a)	10,383	75,588
Gleacher & Co., Inc.* (a)	37,863	85,192
Golub Capital BDC, Inc.	3,509	55,828
Harris & Harris Group, Inc.* (a)	14,931	62,262
Hercules Technology Growth Capital, Inc.	16,709	170,098
HFF, Inc., Class A*	8,634	84,872
International Assets Holding Corp.* (a)	6,014	132,609
Investment Technology Group, Inc.*	19,572	278,705

2010 Annual Report 109

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Capital Markets (continued)

JMP Group, Inc.	6,960	$46,284
Kayne Anderson Energy Development Co.	4,747	79,180
KBW, Inc.	16,083	406,900
Knight Capital Group, Inc., Class A*	42,372	552,107
LaBranche & Co., Inc.* (a)	17,703	57,535
Ladenburg Thalmann Financial Services, Inc.*	44,420	51,527
Main Street Capital Corp. (a)	6,858	115,146
MCG Capital Corp. (a)	35,398	224,069
MF Global Holdings Ltd.*	47,315	370,476
MVC Capital, Inc. (a)	10,911	145,662
NGP Capital Resources Co.	10,397	104,178
Oppenheimer Holdings, Inc., Class A (a)	4,538	115,492
optionsXpress Holdings, Inc.*	18,931	302,328
PennantPark Investment Corp. (a)	16,318	181,456
Penson Worldwide, Inc.* (a)	9,967	51,330
Piper Jaffray Cos.* (a)	7,118	220,444
Prospect Capital Corp. (a)	33,393	330,257
Safeguard Scientifics, Inc.* (a)	9,413	138,559
Sanders Morris Harris Group, Inc.	10,145	58,841
Solar Capital Ltd.	2,593	57,876
Stifel Financial Corp.*	15,189	719,807
SWS Group, Inc.	12,641	86,844
THL Credit, Inc. (a)	4,266	53,752
TICC Capital Corp.	12,232	126,479
TradeStation Group, Inc.*	19,065	104,667
Triangle Capital Corp. (a)	6,169	100,185
Virtus Investment Partners, Inc.*	2,413	88,678
Westwood Holdings Group, Inc. (a)	2,678	96,488

		10,542,655

Chemicals 2.5%
A. Schulman, Inc.	14,362	311,655
American Vanguard Corp.	9,640	71,047
Arch Chemicals, Inc.	10,232	363,338
Balchem Corp.	12,822	391,840
Calgon Carbon Corp.*	25,376	380,894
Ferro Corp.*	38,672	530,580
Georgia Gulf Corp.*	15,483	313,221
H.B. Fuller Co.	22,078	455,690
Hawkins, Inc. (a)	4,059	145,718
Innophos Holdings, Inc.	9,770	358,754
KMG Chemicals, Inc.	3,091	43,243
Koppers Holdings, Inc.	9,444	263,299
Kraton Performance Polymers, Inc.*	5,156	167,364
Landec Corp.*	12,446	78,285
LSB Industries, Inc.*	7,876	176,029
Minerals Technologies, Inc.	8,367	490,892
NewMarket Corp. (a)	4,596	544,718
Olin Corp.	35,212	703,888
OM Group, Inc.*	13,766	457,995
Omnova Solutions, Inc.*	20,167	160,933
PolyOne Corp.*	41,678	538,480
Quaker Chemical Corp.	5,080	185,013
Rockwood Holdings, Inc.*	23,412	794,135
Senomyx, Inc.* (a)	18,388	91,940
Sensient Technologies Corp.	22,168	716,248
Solutia, Inc.* (a)	54,543	987,774
Spartech Corp.*	14,460	122,332
Stepan Co. (a)	3,538	238,603
STR Holdings, Inc.* (a)	12,912	320,863
TPC Group, Inc.*	3,574	98,106
W.R. Grace & Co.*	31,753	1,018,001
Westlake Chemical Corp.	8,745	279,490
Zep, Inc.	10,057	182,434
Zoltek Cos., Inc.* (a)	12,684	121,766

		12,104,568

Commercial Banks 5.4%
1st Source Corp.	6,978	123,301
1st United Bancorp, Inc.*	10,492	63,162
Alliance Financial Corp. (a)	2,330	70,995
American National Bankshares, Inc. (a)	3,027	68,955
Ameris Bancorp*	11,131	103,184
Ames National Corp. (a)	3,929	76,262
Arrow Financial Corp. (a)	4,608	112,389
Bancfirst Corp.	3,133	128,766
Banco Latinoamericano de Comercio Exterior SA, Class E	12,706	195,799
Bancorp Rhode Island, Inc.	1,906	55,446
Bancorp, Inc. (The)*	10,781	80,750
Bank of Marin Bancorp	2,500	83,275
Bank of the Ozarks, Inc.	5,757	218,824
Boston Private Financial Holdings, Inc. (a)	34,281	195,744
Bridge Bancorp, Inc. (a)	3,000	69,840
Bryn Mawr Bank Corp.	4,584	76,599
Camden National Corp. (a)	3,610	123,606
Capital City Bank Group, Inc. (a)	5,861	70,039
Cardinal Financial Corp.	13,318	133,047
Cathay General Bancorp	33,969	461,978
Center Financial Corp.*	16,595	86,626
Centerstate Banks, Inc.	11,862	87,779
Chemical Financial Corp. (a)	11,012	223,323
Citizens & Northern Corp. (a)	5,972	87,370
Citizens Republic Bancorp, Inc.*	178,047	122,852
City Holding Co. (a)	7,055	223,643
CNB Financial Corp.	5,826	80,923
CoBiz Financial, Inc.	15,401	74,541
Columbia Banking System, Inc.	17,772	323,628
Community Bank System, Inc. (a)	14,582	340,781
Community Trust Bancorp, Inc. (a)	6,252	170,742
CVB Financial Corp. (a)	40,246	306,272
Danvers Bancorp, Inc.	8,693	130,656
Eagle Bancorp, Inc.*	7,748	95,765

110 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Commercial Banks (continued)

Enterprise Financial Services Corp.	7,487	$73,897
Financial Institutions, Inc.	4,857	87,669
First Bancorp, Inc. (a)	4,239	58,837
First Bancorp, North Carolina (a)	6,945	92,994
First Busey Corp. (a)	24,425	113,332
First Commonwealth Financial Corp. (a)	47,720	277,730
First Community Bancshares, Inc.	7,321	98,541
First Financial Bancorp	25,801	434,489
First Financial Bankshares, Inc.	9,106	430,350
First Financial Corp. (a)	5,149	150,505
First Interstate BancSystem, Inc.	5,836	75,635
First Merchants Corp.	12,155	101,130
First Midwest Bancorp, Inc.	33,456	358,314
First of Long Island Corp. (The)	3,218	80,064
First South Bancorp, Inc. (a)	4,088	41,043
FirstMerit Corp.	48,061	825,688
FNB Corp. (a)	50,492	429,182
German American Bancorp, Inc. (a)	5,346	90,347
Glacier Bancorp, Inc.	32,442	421,746
Great Southern Bancorp, Inc. (a)	4,785	107,615
Green Bankshares, Inc.* (a)	6,063	23,403
Hancock Holding Co. (a)	12,822	402,867
Hanmi Financial Corp.*	47,778	55,900
Heartland Financial USA, Inc.	6,219	96,084
Heritage Financial Corp.* (a)	4,805	64,916
Home Bancorp, Inc.*	4,073	54,700
Home Bancshares, Inc.	9,995	205,597
Hudson Valley Holding Corp. (a)	5,639	110,242
IBERIABANK Corp.	11,808	614,606
Independent Bank Corp., Massachusetts.	9,642	226,491
International Bancshares Corp.	23,560	403,583
Investors Bancorp, Inc.*	21,688	260,256
Lakeland Bancorp, Inc. (a)	9,822	91,050
Lakeland Financial Corp.	7,381	140,165
MainSource Financial Group, Inc. (a)	10,176	84,155
MB Financial, Inc.	22,374	333,149
Merchants Bancshares, Inc.	2,422	62,512
Metro Bancorp, Inc.*	6,443	65,139
MidSouth Bancorp, Inc.	3,666	50,371
MidWestOne Financial Group, Inc. (a)	3,354	49,337
Nara Bancorp, Inc.*	17,310	135,710
National Bankshares, Inc. (a)	3,218	84,151
National Penn Bancshares, Inc.	53,408	346,618
NBT Bancorp, Inc. (a)	15,525	342,326
Northfield Bancorp, Inc. (a)	8,453	95,942
Old National Bancorp (a)	39,171	370,558
OmniAmerican Bancorp, Inc.* (a)	5,734	67,145
Oriental Financial Group, Inc.	18,927	250,404
Orrstown Financial Services, Inc.	3,286	84,614
Pacific Continental Corp.	8,931	74,217
PacWest Bancorp	13,996	243,950
Park National Corp. (a)	5,551	362,758
Peapack Gladstone Financial Corp. (a)	4,378	53,105
Penns Woods Bancorp, Inc. (a)	2,041	67,251
Peoples Bancorp, Inc. (a)	5,275	69,524
Pinnacle Financial Partners, Inc.* (a)	15,554	177,471
PrivateBancorp, Inc.	23,673	279,105
Prosperity Bancshares, Inc.	20,006	621,987
Renasant Corp. (a)	11,566	189,104
Republic Bancorp, Inc., Class A	4,481	91,592
S&T Bancorp, Inc. (a)	11,258	220,657
Sandy Spring Bancorp, Inc. (a)	11,221	195,245
SCBT Financial Corp.	5,607	171,182
Sierra Bancorp (a)	4,797	49,937
Signature Bank*	17,589	742,959
Simmons First National Corp., Class A	7,783	211,620
Southside Bancshares, Inc. (a)	7,438	139,909
Southwest Bancorp, Inc.	8,837	87,486
State Bancorp, Inc. (a)	8,309	76,277
StellarOne Corp.	10,541	134,714
Sterling Bancorp (a)	12,196	114,520
Sterling Bancshares, Inc.	41,840	225,518
Suffolk Bancorp (a)	4,489	116,265
Susquehanna Bancshares, Inc.	57,752	456,241
SVB Financial Group* (a)	18,579	805,214
SY Bancorp, Inc. (a)	5,435	133,157
Taylor Capital Group, Inc.* (a)	4,863	58,648
Texas Capital Bancshares, Inc.* (a)	16,542	300,237
Tompkins Financial Corp.	3,497	134,984
Tower Bancorp, Inc. (a)	2,947	63,714
TowneBank (a)	10,916	158,282
Trico Bancshares	6,578	102,551
Trustmark Corp.	28,208	623,115
UMB Financial Corp.	14,103	522,657
Umpqua Holdings Corp.	49,426	543,686
Union First Market Bankshares Corp.	8,090	104,037
United Bankshares, Inc. (a)	17,183	459,130
United Community Banks, Inc.*	44,412	87,048
Univest Corp of Pennsylvania (a)	7,616	143,638
Virginia Commerce Bancorp, Inc.* (a)	10,004	53,121
Washington Banking Co. (a)	7,000	88,130
Washington Trust Bancorp, Inc. (a)	6,652	133,639
Webster Financial Corp.	28,081	480,747
WesBanco, Inc.	10,696	177,661
West Bancorp, Inc.* (a)	8,032	52,770
West Coast Bancorp* (a)	41,258	108,509
Westamerica Bancorp (a)	12,895	645,008
Western Alliance Bancorp*	29,900	180,596
Whitney Holding Corp. (a)	41,072	340,076
Wilshire Bancorp, Inc. (a)	9,589	64,342
Wintrust Financial Corp.	13,791	412,903

		26,538,155

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	23,512	530,196
ACCO Brands Corp.* (a)	25,515	158,958

2010 Annual Report 111

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Commercial Services & Supplies (continued)

American Reprographics Co.*	17,375	$123,710
APAC Customer Services, Inc.* (a)	15,287	92,792
Bowne & Co., Inc.	18,355	208,329
Brink’s Co. (The)	21,616	510,138
Casella Waste Systems, Inc., Class A* (a)	12,826	63,232
Cenveo, Inc.*	25,874	142,307
Clean Harbors, Inc.*	10,269	723,965
Consolidated Graphics, Inc.*	4,214	196,162
Courier Corp. (a)	5,070	75,036
Deluxe Corp.	23,425	478,807
EnergySolutions, Inc.	40,368	189,326
EnerNOC, Inc.* (a)	8,980	270,029
Ennis, Inc. (a)	12,143	219,060
Fuel Tech, Inc.* (a)	8,287	50,468
G&K Services, Inc., Class A	8,703	215,138
Geo Group, Inc. (The)*	27,355	701,656
Healthcare Services Group, Inc.	18,172	436,673
Herman Miller, Inc. (a)	24,267	466,654
Higher One Holdings, Inc.*	3,441	60,080
HNI Corp.	18,424	454,336
Innerworkings, Inc.*	11,681	80,248
Interface, Inc., Class A	22,992	330,855
Kimball International, Inc., Class B	15,673	95,292
Knoll, Inc.	21,364	324,092
M&F Worldwide Corp.*	4,860	130,637
McGrath Rentcorp	10,935	276,765
Metalico, Inc.* (a)	17,000	73,780
Mine Safety Appliances Co.	11,896	334,991
Mobile Mini, Inc.* (a)	16,618	289,652
Multi-Color Corp.	5,556	88,618
Rollins, Inc.	19,244	501,306
Schawk, Inc.	5,096	98,964
Standard Parking Corp.*	7,349	125,594
Steelcase, Inc., Class A (a)	34,853	293,114
SYKES Enterprises, Inc.*	18,858	313,231
Team, Inc.*	8,774	174,076
Tetra Tech, Inc.*	27,918	587,953
UniFirst Corp.	6,372	293,303
United Stationers, Inc.*	10,233	575,095
US Ecology, Inc.	8,546	138,616
Viad Corp.	9,617	191,955

		11,685,189

Communications Equipment 3.0%
Acme Packet, Inc.*	19,723	780,045
ADC Telecommunications, Inc.*	44,036	558,817
ADTRAN, Inc.	27,872	899,429
Anaren, Inc.*	6,913	115,655
Arris Group, Inc.*	52,900	492,499
Aruba Networks, Inc.*	34,163	748,511
Aviat Networks, Inc.*	28,150	128,083
Bel Fuse, Inc., Class B	4,964	113,229
BigBand Networks, Inc.* (a)	23,706	70,407
Black Box Corp.	8,077	268,156
Blue Coat Systems, Inc.*	18,869	508,897
Calix, Inc.* (a)	2,237	28,276
Comtech Telecommunications Corp.	13,007	400,876
DG FastChannel, Inc.*	11,380	267,999
Digi International, Inc.*	11,676	112,790
EMS Technologies, Inc.*	7,206	128,555
Emulex Corp.*	36,615	417,411
Extreme Networks* (a)	41,718	133,080
Finisar Corp.*	33,880	576,299
Globecomm Systems, Inc.*	10,582	94,709
Harmonic, Inc.*	44,259	308,928
Hughes Communications, Inc.* (a)	4,361	123,809
Infinera Corp.*	40,034	327,879
InterDigital, Inc.* (a)	19,678	660,590
Ixia*	14,896	233,122
KVH Industries, Inc.*	6,645	93,296
Loral Space & Communications, Inc.*	4,911	273,199
Netgear, Inc.* (a)	15,998	492,898
Network Engines, Inc.* (a)	16,563	27,660
Network Equipment Technologies, Inc.*	14,049	44,395
Occam Networks, Inc.*	4,076	30,040
Oclaro, Inc.* (a)	22,585	189,940
Oplink Communications, Inc.*	7,420	129,702
PC-Tel, Inc.*	9,300	55,056
Plantronics, Inc. (a)	21,590	774,649
Powerwave Technologies, Inc.* (a)	61,021	133,026
Riverbed Technology, Inc.* (a)	28,053	1,614,170
Seachange International, Inc.* (a)	13,100	105,324
ShoreTel, Inc.*	20,928	131,009
Sonus Networks, Inc.*	94,066	292,545
Sycamore Networks, Inc.	8,913	271,757
Symmetricom, Inc.*	20,357	126,824
Tekelec*	31,055	404,336
UTStarcom, Inc.*	53,715	108,504
ViaSat, Inc.* (a)	14,867	612,074

		14,408,455

Computers & Peripherals 0.9%
Avid Technology, Inc.* (a)	13,629	171,998
Compellent Technologies, Inc.* (a)	10,737	271,324
Cray, Inc.*	16,659	99,621
Electronics for Imaging, Inc.*	20,797	284,711
Hutchinson Technology, Inc.* (a)	12,617	43,024
Hypercom Corp.*	21,874	130,369
Imation Corp.*	13,640	132,854
Immersion Corp.*	13,145	80,842
Intermec, Inc.*	22,286	259,632
Intevac, Inc.* (a)	10,389	104,929
Isilon Systems, Inc.* (a)	12,251	348,786
Netezza Corp.*	22,388	603,580
Novatel Wireless, Inc.* (a)	14,804	155,146
Presstek, Inc.*	15,178	28,079

112 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Computers & Peripherals (continued)

Quantum Corp.*	92,035	$311,078
Rimage Corp.*	4,622	68,544
Silicon Graphics International Corp.* (a)	14,476	109,583
STEC, Inc.* (a)	18,393	286,931
Stratasys, Inc.* (a)	9,367	293,374
Super Micro Computer, Inc.*	11,031	122,665
Synaptics, Inc.* (a)	15,290	411,760
Xyratex Ltd.*	13,895	215,095

		4,533,925

Construction & Engineering 0.8%
Comfort Systems USA, Inc.	17,536	200,787
Dycom Industries, Inc.*	18,055	193,188
EMCOR Group, Inc.*	29,602	765,212
Furmanite Corp.* (a)	17,129	98,492
Granite Construction, Inc.	15,769	381,294
Great Lakes Dredge & Dock Corp.	26,670	165,087
Insituform Technologies, Inc., Class A*	17,851	385,582
Layne Christensen Co.*	8,972	250,678
MasTec, Inc.*	24,145	294,569
Michael Baker Corp.*	3,643	119,053
MYR Group, Inc.*	9,449	147,310
Northwest Pipe Co.*	4,369	82,224
Orion Marine Group, Inc.*	12,511	156,513
Pike Electric Corp.*	7,832	59,210
Primoris Services Corp.	10,256	77,228
Sterling Construction Co., Inc.*	7,552	92,134
Tutor Perini Corp.*	12,190	282,930

		3,751,491

Construction Materials 0.1%
Headwaters, Inc.* (a)	28,042	95,343
Texas Industries, Inc. (a)	9,443	322,667
United States Lime & Minerals, Inc.*	1,237	50,099

		468,109

Consumer Finance 0.6%
Advance America Cash Advance Centers, Inc.	25,458	127,035
Cardtronics, Inc.*	12,320	208,824
Cash America International, Inc. (a)	13,162	463,697
Credit Acceptance Corp.*	2,571	151,201
Dollar Financial Corp.*	11,264	281,825
EZCORP, Inc., Class A*	20,658	443,734
First Cash Financial Services, Inc.*	13,501	392,474
First Marblehead Corp. (The)* (a)	26,437	58,955
Nelnet, Inc., Class A	12,106	272,022
Student Loan Corp. (The)	2,023	60,326
World Acceptance Corp.* (a)	7,349	317,109

		2,777,202

Containers & Packaging 0.5%
AEP Industries, Inc.*	2,170	52,883
Boise, Inc.*	32,088	232,638
Graham Packaging Co., Inc.*	7,782	92,839
Graphic Packaging Holding Co.* (a)	52,311	191,458
Myers Industries, Inc.	16,053	141,748
Rock-Tenn Co., Class A	17,448	991,919
Silgan Holdings, Inc.	23,243	784,451

		2,487,936

Distributors 0.0%†
Audiovox Corp., Class A*	8,522	55,223
Core-Mark Holding Co., Inc.* (a)	4,973	164,109

		219,332

Diversified Consumer Services 1.2%
American Public Education, Inc.*	8,362	233,802
Bridgepoint Education, Inc.* (a)	8,755	124,671
Capella Education Co.* (a)	7,577	415,447
Coinstar, Inc.* (a)	13,822	795,871
Corinthian Colleges, Inc.* (a)	39,831	207,918
CPI Corp. (a)	2,385	58,814
Grand Canyon Education, Inc.*	14,106	265,334
K12, Inc.*	11,429	318,984
Lincoln Educational Services Corp.* (a)	7,346	91,531
Mac-Gray Corp.	5,509	66,934
Matthews International Corp., Class A	13,662	451,119
Pre-Paid Legal Services, Inc.* (a)	3,438	206,899
Regis Corp.	23,464	479,839
Sotheby’s	30,162	1,322,302
Steiner Leisure Ltd.*	6,865	266,156
Stewart Enterprises, Inc., Class A (a)	37,213	206,904
Universal Technical Institute, Inc.	9,595	185,663

		5,698,188

Diversified Financial Services 0.5%
Asta Funding, Inc.	5,392	44,376
Compass Diversified Holdings (a)	15,017	255,740
Encore Capital Group, Inc.*	6,445	130,962
Life Partners Holdings, Inc. (a)	3,466	64,329
MarketAxess Holdings, Inc.	12,637	229,614
Marlin Business Services Corp.*	4,457	54,242
Medallion Financial Corp.	8,271	66,416
NewStar Financial, Inc.*	13,464	102,461
PHH Corp.* (a)	25,209	485,777
Pico Holdings, Inc.*	10,277	315,915
Portfolio Recovery Associates, Inc.*	7,616	510,653

		2,260,485

Diversified Telecommunication Services 0.7%
AboveNet, Inc.*	10,013	569,639
Alaska Communications Systems Group, Inc. (a)	20,525	205,866
Atlantic Tele-Network, Inc.	4,223	178,464
Cbeyond, Inc.* (a)	12,375	167,681

2010 Annual Report 113

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Diversified Telecommunication Services (continued)

Cincinnati Bell, Inc.*	91,253	$223,570
Cogent Communications Group, Inc.*	20,374	221,058
Consolidated Communications Holdings, Inc. (a)	11,555	213,999
General Communication, Inc., Class A*	21,334	222,940
Global Crossing Ltd.*	13,908	189,149
Globalstar, Inc.*	33,301	53,282
IDT Corp., Class B*	6,534	95,919
Iridium Communications, Inc.* (a)	15,716	129,657
Neutral Tandem, Inc.*	15,081	220,484
PAETEC Holding Corp.* (a)	57,710	243,536
Premiere Global Services, Inc.*	27,884	190,448
Vonage Holdings Corp.*	48,060	122,553

		3,248,245

Electric Utilities 1.3%
Allete, Inc.	14,014	509,829
Central Vermont Public Service Corp.	5,900	119,298
Cleco Corp.	27,040	845,541
El Paso Electric Co.*	19,626	482,800
Empire District Electric Co. (The) (a)	18,258	384,148
IDACORP, Inc.	21,474	790,243
MGE Energy, Inc.	10,519	426,545
Otter Tail Corp.	16,448	337,513
PNM Resources, Inc.	39,762	468,794
Portland General Electric Co.	33,525	700,673
UIL Holdings Corp.	21,340	618,006
Unisource Energy Corp.	16,121	565,364
Unitil Corp.	5,605	121,741

		6,370,495

Electrical Equipment 1.9%
A123 Systems, Inc.* (a)	33,112	321,849
Acuity Brands, Inc.	19,414	972,059
Advanced Battery Technologies, Inc.* (a)	28,015	110,659
American Superconductor Corp.* (a)	20,146	677,913
AZZ, Inc.	5,661	210,250
Baldor Electric Co.	21,010	882,840
Belden, Inc.	20,990	585,621
Brady Corp., Class A	21,838	671,518
Broadwind Energy, Inc.* (a)	45,241	85,958
Capstone Turbine Corp.* (a)	111,040	83,280
Encore Wire Corp. (a)	8,543	177,353
Ener1, Inc.* (a)	28,553	103,362
EnerSys*	21,572	568,638
Franklin Electric Co., Inc.	10,628	383,777
FuelCell Energy, Inc.* (a)	45,894	52,319
Generac Holdings, Inc.*	9,063	122,622
GrafTech International Ltd.*	54,061	890,385
II-VI, Inc.*	11,368	447,217
LaBarge, Inc.*	6,231	79,071
LSI Industries, Inc. (a)	10,101	93,434
Polypore International, Inc.*	9,918	329,972
Powell Industries, Inc.*	4,133	127,544
PowerSecure International, Inc.*	8,819	82,987
Satcon Technology Corp.* (a)	46,826	188,240
UQM Technologies, Inc.* (a)	18,353	43,313
Vicor Corp. (a)	9,074	161,608
Woodward Governor Co.	27,428	859,594

		9,313,383

Electronic Equipment, Instruments & Components 2.4%
Agilysys, Inc.*	8,306	49,836
Anixter International, Inc.	12,529	672,682
Benchmark Electronics, Inc.*	28,595	469,816
Brightpoint, Inc.*	32,076	240,249
Checkpoint Systems, Inc.*	17,973	395,406
Cognex Corp.	17,746	473,818
Coherent, Inc.*	11,300	474,148
Comverge, Inc.* (a)	11,761	89,972
CPI International, Inc.*	3,457	48,813
CTS Corp.	15,973	162,126
Daktronics, Inc. (a)	15,888	173,497
DDi Corp.	6,226	64,003
DTS, Inc.*	7,912	314,898
Echelon Corp.*	15,299	120,403
Electro Rent Corp.	7,633	113,426
Electro Scientific Industries, Inc.*	12,918	150,107
Fabrinet*	3,219	45,323
FARO Technologies, Inc.*	7,449	179,819
Gerber Scientific, Inc.* (a)	12,159	81,344
Insight Enterprises, Inc.*	21,247	321,255
IPG Photonics Corp.*	11,889	267,502
Keithley Instruments, Inc.	5,114	110,360
L-1 Identity Solutions, Inc.*	35,024	412,933
Littelfuse, Inc.*	9,819	416,620
Maxwell Technologies, Inc.* (a)	12,068	195,743
Measurement Specialties, Inc.*	6,675	149,119
Mercury Computer Systems, Inc.*	10,882	172,371
Methode Electronics, Inc.	17,188	159,676
Microvision, Inc.* (a)	40,556	83,140
MTS Systems Corp. (a)	7,519	246,398
Multi-Fineline Electronix, Inc.*	4,812	117,798
Newport Corp.*	17,080	248,172
OSI Systems, Inc.*	7,389	266,004
Park Electrochemical Corp.	9,373	253,071
Plexus Corp.* (a)	18,321	556,042
Power-One, Inc.* (a)	31,775	330,778
RadiSys Corp.*	11,403	111,407
Richardson Electronics, Ltd.	6,672	72,191
Rofin-Sinar Technologies, Inc.*	12,604	352,030
Rogers Corp.*	7,193	256,071
Sanmina-SCI Corp.* (a)	36,244	477,696
ScanSource, Inc.*	12,236	366,346
Smart Modular Technologies (WWH), Inc.*	23,856	176,296

114 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Electronic Equipment, Instruments & Components (continued)

Spectrum Control, Inc.*	5,809	$88,645
SYNNEX Corp.*	10,192	295,976
Technitrol, Inc.	19,313	88,840
TTM Technologies, Inc.* (a)	36,472	382,227
Universal Display Corp.* (a)	13,769	344,776
X-Rite, Inc.* (a)	15,446	62,556
Zygo Corp.*	8,671	92,780

		11,794,505

Energy Equipment & Services 1.9%
Allis-Chalmers Energy, Inc.*	15,913	81,793
Basic Energy Services, Inc.*	10,663	117,933
Bristow Group, Inc.*	15,820	613,500
Cal Dive International, Inc.*	43,196	218,572
CARBO Ceramics, Inc.	8,504	712,380
Complete Production Services, Inc.*	34,983	819,652
Dawson Geophysical Co.*	3,775	93,771
Dril-Quip, Inc.*	15,101	1,043,479
Global Industries Ltd.* (a)	46,599	269,808
Gulf Island Fabrication, Inc.	6,628	151,383
Gulfmark Offshore, Inc., Class A*	10,255	303,651
Helix Energy Solutions Group, Inc.* (a)	46,038	584,222
Hercules Offshore, Inc.*	53,457	126,158
Hornbeck Offshore Services, Inc.*	10,558	234,810
ION Geophysical Corp.* (a)	57,972	283,483
Key Energy Services, Inc.*	55,504	546,714
Lufkin Industries, Inc.	13,444	656,739
Matrix Service Co.*	12,165	110,458
Natural Gas Services Group, Inc.*	5,744	90,468
Newpark Resources, Inc.*	39,842	234,271
OYO Geospace Corp.*	1,849	112,068
Parker Drilling Co.*	53,238	225,197
PHI, Inc., Non-Voting Shares*	6,355	111,022
Pioneer Drilling Co.*	25,142	154,875
RPC, Inc.	12,875	283,379
Seahawk Drilling, Inc.* (a)	4,094	41,268
T-3 Energy Services, Inc.*	6,019	201,456
Tesco Corp.*	13,981	176,999
TETRA Technologies, Inc.*	34,379	335,539
Vantage Drilling Co.*	71,147	122,373
Willbros Group, Inc.*	22,007	194,982

		9,252,403

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	8,409	331,063
Arden Group, Inc., Class A	655	57,679
Casey’s General Stores, Inc.	16,455	682,224
Great Atlantic & Pacific Tea Co.* (a)	15,880	54,627
Ingles Markets, Inc., Class A	6,423	117,926
Nash Finch Co. (a)	5,817	243,732
Pantry, Inc. (The)*	10,551	205,217
PriceSmart, Inc.	7,429	217,893
Rite Aid Corp.*	248,334	227,151
Ruddick Corp.	18,532	646,767
Spartan Stores, Inc.	10,674	159,576
United Natural Foods, Inc.*	20,246	723,997
Village Super Market, Inc., Class A	3,101	90,549
Weis Markets, Inc.	5,048	196,670
Winn-Dixie Stores, Inc.*	25,588	171,440

		4,126,511

Food Products 1.2%
B&G Foods, Inc.	21,859	267,773
Calavo Growers, Inc.	5,266	115,483
Cal-Maine Foods, Inc. (a)	6,426	186,161
Chiquita Brands International, Inc.* (a)	20,429	271,093
Darling International, Inc.*	37,534	375,715
Diamond Foods, Inc. (a)	9,887	437,005
Dole Food Co., Inc.* (a)	16,703	154,002
Farmer Bros Co.	3,726	61,144
Fresh Del Monte Produce, Inc.*	17,974	397,765
Hain Celestial Group, Inc. (The)*	18,614	460,324
Imperial Sugar Co. (a)	5,974	75,870
J&J Snack Foods Corp.	6,483	277,926
John B. Sanfilippo & Son, Inc.*	4,336	58,189
Lancaster Colony Corp. (a)	8,710	434,455
Lance, Inc. (a)	11,863	269,765
Limoneira Co. (a)	3,843	77,782
Pilgrim’s Pride Corp.* (a)	21,921	133,718
Sanderson Farms, Inc.	10,140	425,677
Seneca Foods Corp., Class A*	3,973	91,776
Smart Balance, Inc.*	28,848	102,699
Synutra International, Inc.* (a)	8,865	98,224
Tootsie Roll Industries, Inc. (a)	10,797	283,421
TreeHouse Foods, Inc.* (a)	14,965	698,866

		5,754,833

Gas Utilities 1.2%
Chesapeake Utilities Corp.	4,393	161,179
Laclede Group, Inc. (The)	10,034	352,294
New Jersey Resources Corp.	18,253	739,064
Nicor, Inc.	18,974	903,731
Northwest Natural Gas Co.	11,704	576,890
Piedmont Natural Gas Co., Inc. (a)	30,377	895,818
South Jersey Industries, Inc.	13,206	665,054
Southwest Gas Corp.	20,218	702,778
WGL Holdings, Inc.	22,414	864,060

		5,860,868

Health Care Equipment & Supplies 3.2%
Abaxis, Inc.*	10,055	241,421
ABIOMED, Inc.*	14,147	145,856
Accuray, Inc.*	23,671	155,755
AGA Medical Holdings, Inc.*	6,360	131,970
Align Technology, Inc.*	26,534	451,874
Alphatec Holdings, Inc.*	23,277	50,744
American Medical Systems Holdings, Inc.*	33,729	681,326

2010 Annual Report 115

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Health Care Equipment & Supplies (continued)

Analogic Corp.	5,826	$265,840
AngioDynamics, Inc.*	11,317	160,928
Antares Pharma, Inc.* (a)	32,096	46,860
Arthrocare Corp.*	12,243	333,989
Atrion Corp. (a)	696	113,364
Cantel Medical Corp.	5,942	110,046
Cerus Corp.* (a)	18,054	59,398
Conceptus, Inc.*	14,185	201,569
CONMED Corp.*	13,239	291,390
CryoLife, Inc.* (a)	13,461	86,823
Cutera, Inc.*	6,804	49,193
Cyberonics, Inc.*	12,619	347,149
Cynosure, Inc., Class A*	5,058	51,490
Delcath Systems, Inc.* (a)	19,881	168,790
DexCom, Inc.*	26,292	361,515
DynaVox, Inc., Class A*	4,460	24,976
Endologix, Inc.*	22,671	125,371
Exactech, Inc.*	4,021	65,381
Greatbatch, Inc.*	10,472	227,766
Haemonetics Corp.*	11,097	606,451
Hansen Medical, Inc.* (a)	21,624	36,977
HeartWare International, Inc.*	4,234	289,352
ICU Medical, Inc.* (a)	5,283	192,829
Immucor, Inc.*	29,961	521,321
Insulet Corp.*	18,325	292,284
Integra LifeSciences Holdings Corp.* (a)	9,492	408,346
Invacare Corp. (a)	13,169	355,563
IRIS International, Inc.*	7,912	73,265
Kensey Nash Corp.*	2,682	72,307
MAKO Surgical Corp.* (a)	11,786	127,053
Masimo Corp. (a)	22,586	681,420
Medical Action Industries, Inc.*	6,400	63,488
MELA Sciences, Inc.* (a)	11,719	88,127
Meridian Bioscience, Inc. (a)	18,396	421,084
Merit Medical Systems, Inc.*	12,799	202,352
Natus Medical, Inc.*	13,042	170,850
Neogen Corp.*	10,328	345,162
NuVasive, Inc.* (a)	17,023	446,003
NxStage Medical, Inc.*	11,337	228,554
OraSure Technologies, Inc.*	21,164	86,137
Orthofix International NV*	8,043	225,284
Orthovita, Inc.*	31,051	67,691
Palomar Medical Technologies, Inc.* (a)	8,606	91,051
Quidel Corp.* (a)	9,840	113,750
Rochester Medical Corp.*	4,948	53,933
RTI Biologics, Inc.*	25,404	62,748
Sirona Dental Systems, Inc.*	14,952	562,943
Solta Medical, Inc.* (a)	29,652	62,862
SonoSite, Inc.*	6,657	207,499
Spectranetics Corp.*	15,816	74,335
Staar Surgical Co.* (a)	16,521	87,066
Stereotaxis, Inc.* (a)	14,590	57,631
STERIS Corp.	26,291	899,678
SurModics, Inc.*	8,177	97,797
Symmetry Medical, Inc.* (a)	16,541	146,388
Syneron Medical Ltd.* (a)	16,468	173,408
Synovis Life Technologies, Inc.*	5,114	76,710
TomoTherapy, Inc.*	23,423	89,476
Unilife Corp.* (a)	22,732	130,027
Vascular Solutions, Inc.*	7,582	82,113
Volcano Corp.* (a)	22,540	550,427
West Pharmaceutical Services, Inc.	14,883	531,174
Wright Medical Group, Inc.*	17,576	234,464
Young Innovations, Inc. (a)	2,564	71,202
Zoll Medical Corp.*	9,698	315,476

		15,724,842

Health Care Providers & Services 3.2%
Accretive Health, Inc.*	5,382	58,018
Air Methods Corp.*	5,105	208,795
Alliance HealthCare Services, Inc.* (a)	12,958	51,055
Allied Healthcare International, Inc.*	22,400	63,392
Almost Family, Inc.*	3,759	129,798
Amedisys, Inc.* (a)	12,953	329,783
America Service Group, Inc. (a)	4,500	68,850
American Dental Partners, Inc.*	7,756	90,435
AMERIGROUP Corp.*	23,171	966,926
AMN Healthcare Services, Inc.*	15,162	80,359
Amsurg Corp.*	12,419	224,536
Assisted Living Concepts, Inc., Class A*	4,459	143,803
Bio-Reference Labs, Inc.* (a)	10,888	234,745
BioScrip, Inc.* (a)	17,871	100,614
Capital Senior Living Corp.*	13,191	78,618
CardioNet, Inc.* (a)	11,236	57,304
Catalyst Health Solutions, Inc.*	17,021	644,245
Centene Corp.*	21,917	489,187
Chemed Corp.	10,189	600,540
Chindex International, Inc.* (a)	6,150	83,271
Clarient, Inc.*	25,930	129,391
Continucare Corp.*	13,768	61,956
CorVel Corp.*	3,189	142,867
Cross Country Healthcare, Inc.* (a)	14,875	108,588
Emeritus Corp.* (a)	9,306	173,557
Ensign Group, Inc. (The)	6,516	122,305
Five Star Quality Care, Inc.*	15,568	84,534
Genoptix, Inc.*	8,081	137,539
Gentiva Health Services, Inc.*	13,549	315,421
Hanger Orthopedic Group, Inc.*	11,859	222,000
HealthSouth Corp.* (a)	42,119	761,933
Healthspring, Inc.*	26,017	759,436
Healthways, Inc.*	15,631	163,813
HMS Holdings Corp.*	12,260	736,949
IPC The Hospitalist Co., Inc.*	7,432	238,047
Kindred Healthcare, Inc.*	16,075	220,549
Landauer, Inc. (a)	4,278	261,343

116 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Health Care Providers & Services (continued)

LCA-Vision, Inc.*	9,667	$67,282
LHC Group, Inc.*	7,167	192,792
Magellan Health Services, Inc.*	14,341	688,368
Medcath Corp.* (a)	9,845	97,564
Metropolitan Health Networks, Inc.* (a)	18,814	79,771
Molina Healthcare, Inc.* (a)	7,025	182,088
MWI Veterinary Supply, Inc.*	5,621	321,521
National HealthCare Corp. (a)	4,091	148,953
Owens & Minor, Inc.	27,937	795,646
PharMerica Corp.* (a)	14,250	143,070
Providence Service Corp. (The)*	6,145	100,962
PSS World Medical, Inc.* (a)	25,395	600,084
Psychiatric Solutions, Inc.*	24,802	835,827
RehabCare Group, Inc.*	11,292	251,021
Res-Care, Inc.*	11,685	154,593
Rural/Metro Corp.* (a)	8,957	77,209
Select Medical Holdings Corp.*	22,969	171,808
Skilled Healthcare Group, Inc., Class A*	6,052	22,695
Sun Healthcare Group, Inc.*	33,288	316,569
Sunrise Senior Living, Inc.*	26,351	90,384
Team Health Holdings, Inc.* (a)	7,121	95,065
Triple-S Management Corp., Class B*	9,407	158,696
U.S. Physical Therapy, Inc.*	4,881	91,616
Universal American Corp.	14,567	234,237
WellCare Health Plans, Inc.*	18,919	525,570

		15,787,893

Health Care Technology 0.5%
athenahealth, Inc.* (a)	15,066	602,188
Computer Programs & Systems, Inc.	4,483	204,739
MedAssets, Inc.*	19,554	362,531
Medidata Solutions, Inc.*	8,571	159,678
MedQuist, Inc. (a)	5,498	46,623
Merge Healthcare, Inc.*	24,448	81,656
Omnicell, Inc.*	14,988	209,382
Quality Systems, Inc.	8,423	541,262
Transcend Services, Inc.* (a)	4,145	72,206
Vital Images, Inc.*	6,944	92,355

		2,372,620

Hotels, Restaurants & Leisure 2.4%
AFC Enterprises, Inc.*	12,121	154,058
Ambassadors Group, Inc. (a)	9,009	99,910
Ameristar Casinos, Inc.	12,212	218,351
Biglari Holdings, Inc.*	667	222,371
BJ’s Restaurants, Inc.* (a)	10,321	342,141
Bob Evans Farms, Inc.	11,675	335,072
Boyd Gaming Corp.*	25,112	208,681
Buffalo Wild Wings, Inc.* (a)	8,238	387,433
California Pizza Kitchen, Inc.*	8,961	147,946
CEC Entertainment, Inc.*	10,015	332,498
Cheesecake Factory, Inc. (The)*	27,084	788,686
Churchill Downs, Inc.	5,328	193,033
Cracker Barrel Old Country Store, Inc.	10,740	578,779
Denny’s Corp.* (a)	45,598	147,281
DineEquity, Inc.* (a)	8,208	364,846
Domino’s Pizza, Inc.*	16,936	251,330
Gaylord Entertainment Co.* (a)	15,657	522,004
Interval Leisure Group, Inc.*	18,309	262,734
Isle of Capri Casinos, Inc.* (a)	7,714	62,021
Jack in the Box, Inc.* (a)	24,646	570,801
Jamba, Inc.* (a)	27,589	65,386
Krispy Kreme Doughnuts, Inc.*	27,043	151,441
Life Time Fitness, Inc.*	18,758	677,727
Marcus Corp.	9,990	128,072
McCormick & Schmick’s Seafood Restaurants, Inc.*	7,889	70,449
Monarch Casino & Resort, Inc.*	4,954	57,219
Morgans Hotel Group Co.*	10,873	87,745
Multimedia Games, Inc.*	14,237	55,809
O’Charleys, Inc.*	8,667	65,002
Orient-Express Hotels Ltd., Class A* (a)	40,970	518,680
P.F. Chang’s China Bistro, Inc. (a)	10,364	475,915
Papa John’s International, Inc.*	9,648	249,208
Peet’s Coffee & Tea, Inc.* (a)	5,343	204,370
Pinnacle Entertainment, Inc.* (a)	26,396	337,869
Red Robin Gourmet Burgers, Inc.* (a)	7,317	148,535
Ruby Tuesday, Inc.*	29,478	356,684
Ruth’s Hospitality Group, Inc.*	14,286	65,144
Scientific Games Corp., Class A*	29,730	234,867
Shuffle Master, Inc.*	24,654	231,994
Sonic Corp.*	28,250	250,860
Speedway Motorsports, Inc. (a)	6,120	93,636
Texas Roadhouse, Inc.*	26,250	403,200
Vail Resorts, Inc.* (a)	16,270	659,911

		11,779,699

Household Durables 0.7%
American Greetings Corp., Class A	17,997	348,602
Beazer Homes USA, Inc.* (a)	34,964	141,954
Blyth, Inc.	1,700	68,204
Cavco Industries, Inc.*	3,121	98,904
CSS Industries, Inc.	3,932	65,782
Ethan Allen Interiors, Inc.	11,112	168,569
Furniture Brands International, Inc.*	22,089	110,666
Helen of Troy Ltd.*	14,027	359,793
Hooker Furniture Corp.	5,300	56,021
Hovnanian Enterprises, Inc., Class A* (a)	23,941	85,230
iRobot Corp.* (a)	9,735	203,267
Kid Brands, Inc.*	5,885	57,438
La-Z-Boy, Inc.*	23,483	182,463
Libbey, Inc.*	7,767	103,223
Lifetime Brands, Inc.*	4,405	56,560
M/I Homes, Inc.*	8,681	91,845

2010 Annual Report 117

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Household Durables (continued)

Meritage Homes Corp.* (a)	14,633	$267,930
National Presto Industries, Inc. (a)	2,149	240,538
Ryland Group, Inc.	19,951	298,866
Sealy Corp.* (a)	22,536	59,270
Skyline Corp. (a)	3,530	62,940
Standard Pacific Corp.* (a)	49,229	178,701
Universal Electronics, Inc.*	6,455	135,942

		3,442,708

Household Products 0.2%
Central Garden and Pet Co., Class A*	26,217	273,968
Oil-Dri Corp of America	2,682	58,977
Spectrum Brands Holdings, Inc.*	8,346	236,609
WD-40 Co. (a)	7,522	277,486

		847,040

Independent Power Producers & Energy Traders 0.0%†
Dynegy, Inc.*	46,841	217,342

Industrial Conglomerates 0.2%
Raven Industries, Inc. (a)	7,421	305,152
Seaboard Corp. (a)	143	265,129
Standex International Corp.	5,633	151,697
Tredegar Corp.	11,008	212,344

		934,322

Information Technology Services 1.9%
Acxiom Corp.* (a)	31,057	545,050
CACI International, Inc., Class A*	13,653	684,288
Cass Information Systems, Inc.	3,953	136,497
CIBER, Inc.*	28,772	105,593
Computer Task Group, Inc.*	6,938	55,365
CSG Systems International, Inc.*	15,528	301,864
Diamond Management & Technology Consultants, Inc.	10,706	133,504
Echo Global Logistics, Inc.* (a)	4,963	70,475
Euronet Worldwide, Inc.*	22,430	405,086
ExlService Holdings, Inc.*	7,082	134,912
Forrester Research, Inc.*	6,659	220,213
Global Cash Access Holdings, Inc.*	23,894	86,974
Heartland Payment Systems, Inc.	17,297	247,001
iGate Corp.	10,756	219,853
Integral Systems, Inc.* (a)	8,716	74,086
Lionbridge Technologies, Inc.*	27,879	139,395
Mantech International Corp., Class A*	10,069	394,806
MAXIMUS, Inc.	7,886	478,128
MoneyGram International, Inc.* (a)	39,232	94,549
NCI, Inc., Class A*	3,060	57,038
Online Resources Corp.*	13,434	69,588
RightNow Technologies, Inc.*	9,960	260,155
Sapient Corp.	46,179	607,716
SRA International, Inc., Class A*	19,459	389,375
Syntel, Inc.	5,980	292,183
TeleTech Holdings, Inc.*	13,868	210,516
Tier Technologies, Inc.*	7,200	41,112
TNS, Inc.* (a)	12,002	229,718
Unisys Corp.*	19,318	445,280
VeriFone Systems, Inc.*	38,483	1,301,880
Virtusa Corp.*	6,500	92,690
Wright Express Corp.*	17,536	661,283

		9,186,173

Insurance 2.7%
Alterra Capital Holdings Ltd.	43,186	872,357
Ambac Financial Group, Inc.* (a)	114,700	95,258
American Equity Investment Life Holding Co.	26,499	287,514
American Physicians Service Group, Inc.	2,878	93,247
American Safety Insurance Holdings Ltd.*	4,965	92,200
AMERISAFE, Inc.*	8,394	160,241
Amtrust Financial Services, Inc. (a)	9,997	149,655
Argo Group International Holdings Ltd. (a)	14,143	490,621
Baldwin & Lyons, Inc., Class B (a)	3,969	99,225
Citizens, Inc.* (a)	17,172	118,830
CNA Surety Corp.*	8,114	156,195
CNO Financial Group, Inc.*	93,986	511,284
Delphi Financial Group, Inc., Class A	21,466	581,085
Donegal Group, Inc., Class A	5,517	76,410
eHealth, Inc.*	11,006	148,691
EMC Insurance Group, Inc. (a)	2,397	50,673
Employers Holdings, Inc.	18,460	298,867
Enstar Group Ltd.*	3,175	254,603
FBL Financial Group, Inc., Class A	6,033	157,823
First American Financial Corp.	46,652	654,994
First Mercury Financial Corp.	7,186	117,132
Flagstone Reinsurance Holdings SA	23,747	258,842
FPIC Insurance Group, Inc.*	4,549	161,126
Global Indemnity PLC*	6,616	111,678
Greenlight Capital Re Ltd., Class A*	12,942	369,624
Hallmark Financial Services*	5,444	48,669
Harleysville Group, Inc.	5,127	176,010
Hilltop Holdings, Inc.*	18,364	183,456
Horace Mann Educators Corp.	17,434	325,841
Infinity Property & Casualty Corp.	6,001	310,552
Kansas City Life Insurance Co. (a)	1,985	63,044
Maiden Holdings Ltd.	23,200	177,480
Meadowbrook Insurance Group, Inc.	24,732	213,437
Montpelier Re Holdings Ltd.	31,725	581,202
National Financial Partners Corp.*	19,403	267,761
National Interstate Corp.	3,023	64,904
National Western Life Insurance Co., Class A (a)	1,019	163,050
Navigators Group, Inc. (The)*	5,536	254,490
NYMAGIC, Inc.	2,359	60,556
Phoenix Cos., Inc. (The)* (a)	53,365	112,067

118 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Insurance (continued)

Platinum Underwriters Holdings Ltd.	18,346	$789,795
Presidential Life Corp.	9,641	92,264
Primerica, Inc. (a)	10,858	229,321
ProAssurance Corp.*	14,478	832,340
RLI Corp. (a)	8,084	464,183
Safety Insurance Group, Inc.	5,611	260,687
SeaBright Holdings, Inc.	10,563	88,412
Selective Insurance Group, Inc.	23,739	401,664
State Auto Financial Corp.	6,792	106,363
Stewart Information Services Corp. (a)	8,269	89,471
Tower Group, Inc.	18,109	439,687
United Fire & Casualty Co.	10,486	210,035

		13,374,916

Internet & Catalog Retail 0.4%
Blue Nile, Inc.* (a)	5,750	244,950
Drugstore.com, Inc.*	42,718	68,349
Gaiam, Inc., Class A	7,800	55,068
HSN, Inc.*	17,488	523,591
NutriSystem, Inc. (a)	12,052	230,434
Orbitz Worldwide, Inc.*	9,458	64,315
Overstock.com, Inc.* (a)	6,754	90,571
PetMed Express, Inc. (a)	10,598	163,739
Shutterfly, Inc.*	12,191	366,949
US Auto Parts Network, Inc.*	6,579	52,566
Vitacost.com, Inc.* (a)	7,260	44,431

		1,904,963

Internet Software & Services 2.1%
Ancestry.com, Inc.*	8,704	232,136
Archipelago Learning, Inc.* (a)	5,710	60,355
Art Technology Group, Inc.*	71,353	298,969
comScore, Inc.*	10,425	245,092
Constant Contact, Inc.* (a)	13,039	299,897
DealerTrack Holdings, Inc.*	18,360	354,715
Dice Holdings, Inc.*	7,182	64,997
Digital River, Inc.*	17,037	634,799
EarthLink, Inc.	48,521	436,204
GSI Commerce, Inc.*	29,165	712,209
InfoSpace, Inc.*	16,487	139,150
Internap Network Services Corp.*	24,220	121,100
Internet Brands, Inc., Class A*	13,092	173,338
Internet Capital Group, Inc.*	16,721	208,845
IntraLinks Holdings, Inc.*	4,460	97,540
j2 Global Communications, Inc.* (a)	20,370	536,750
Keynote Systems, Inc.	6,126	74,676
KIT Digital, Inc.* (a)	9,324	128,391
Knot, Inc. (The)*	13,662	123,504
Limelight Networks, Inc.*	21,354	144,780
Liquidity Services, Inc.*	6,810	108,960
LivePerson, Inc.* (a)	20,302	187,997
Local.com Corp.* (a)	7,190	29,767
LogMeIn, Inc.* (a)	6,883	273,462
LoopNet, Inc.*	8,712	91,912
ModusLink Global Solutions, Inc.*	20,194	133,886
Move, Inc.*	72,817	171,848
NIC, Inc.	25,800	223,944
OpenTable, Inc.* (a)	7,179	440,432
Openwave Systems, Inc.* (a)	41,215	84,903
Perficient, Inc.*	10,851	114,587
QuinStreet, Inc.* (a)	4,805	74,622
Rackspace Hosting, Inc.* (a)	43,168	1,077,473
RealNetworks, Inc.* (a)	38,388	115,164
Saba Software, Inc.*	13,786	82,165
SAVVIS, Inc.*	17,160	411,668
Stamps.com, Inc.*	4,892	78,076
support.com, Inc.*	22,484	127,484
Terremark Worldwide, Inc.* (a)	26,754	267,272
Travelzoo, Inc.*	2,201	75,604
United Online, Inc.	39,857	246,316
ValueClick, Inc.*	36,900	507,744
Vocus, Inc.*	7,740	171,441
Zix Corp.* (a)	27,191	105,773

		10,289,947

Leisure Equipment & Products 0.8%
Arctic Cat, Inc.*	6,170	82,123
Brunswick Corp. (a)	38,304	605,969
Callaway Golf Co.	29,690	204,267
Eastman Kodak Co.* (a)	121,814	573,744
JAKKS Pacific, Inc.* (a)	12,920	243,542
Leapfrog Enterprises, Inc.*	16,266	90,927
Polaris Industries, Inc. (a)	13,966	992,843
Pool Corp.	22,553	454,218
RC2 Corp.*	9,674	204,121
Smith & Wesson Holding Corp.* (a)	28,300	106,125
Steinway Musical Instruments, Inc.* (a)	2,826	48,070
Sturm Ruger & Co., Inc. (a)	8,775	137,417

		3,743,366

Life Sciences Tools & Services 0.7%
Accelrys, Inc.*	25,726	186,513
Affymetrix, Inc.*	32,950	147,616
Albany Molecular Research, Inc.* (a)	11,102	71,053
Bruker Corp.*	32,427	486,081
Caliper Life Sciences, Inc.* (a)	21,050	94,725
Cambrex Corp.*	15,719	71,207
Dionex Corp.* (a)	7,894	704,382
Enzo Biochem, Inc.*	15,962	68,796
eResearchTechnology, Inc.* (a)	22,574	172,014
Furiex Pharmaceuticals, Inc.*	4,411	50,770
Kendle International, Inc.*	7,355	67,004
Luminex Corp.*	16,988	305,954
Parexel International Corp.*	26,208	563,472
Pure Bioscience* (a)	16,698	41,077
Sequenom, Inc.*	34,022	216,040

		3,246,704

2010 Annual Report 119

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Machinery 3.1%
3D Systems Corp.*	8,532	$220,467
Actuant Corp., Class A	30,379	682,616
Alamo Group, Inc.	2,951	70,824
Albany International Corp., Class A	12,633	257,713
Altra Holdings, Inc.*	12,591	186,347
American Railcar Industries, Inc.* (a)	4,422	68,143
Ampco-Pittsburgh Corp. (a)	4,058	104,899
ArvinMeritor, Inc.*	42,196	699,610
Astec Industries, Inc.* (a)	8,164	240,593
Badger Meter, Inc. (a)	6,780	281,573
Barnes Group, Inc.	22,144	402,799
Blount International, Inc.*	21,907	328,605
Briggs & Stratton Corp. (a)	22,257	391,723
Cascade Corp.	4,150	146,869
Chart Industries, Inc.*	13,155	306,511
CIRCOR International, Inc. (a)	7,802	273,694
Clarcor, Inc.	22,583	895,642
Colfax Corp.*	11,250	180,788
Columbus McKinnon Corp.*	8,848	155,371
Commercial Vehicle Group, Inc.*	11,161	149,892
Douglas Dynamics, Inc.	5,100	73,542
Dynamic Materials Corp. (a)	6,086	94,516
Energy Recovery, Inc.* (a)	19,393	69,039
EnPro Industries, Inc.*	9,345	328,383
ESCO Technologies, Inc.	12,034	412,526
Federal Signal Corp.	28,566	161,398
Flow International Corp.* (a)	23,152	61,121
Force Protection, Inc.*	31,445	176,406
FreightCar America, Inc.	5,552	146,906
Gorman-Rupp Co. (The)	5,600	166,992
Graham Corp.	4,500	76,365
Greenbrier Cos., Inc.*	8,819	160,506
Hawk Corp., Class A*	2,243	111,769
John Bean Technologies Corp.	12,909	220,744
Kadant, Inc.* (a)	5,800	114,028
Kaydon Corp.	15,051	524,828
LB Foster Co., Class A*	4,730	156,185
Lindsay Corp. (a)	5,639	325,088
Lydall, Inc.*	8,306	61,714
Met-Pro Corp. (a)	6,881	77,686
Middleby Corp.* (a)	7,536	562,638
Miller Industries, Inc.	4,693	63,168
Mueller Industries, Inc.	17,035	500,829
Mueller Water Products, Inc., Class A	70,889	214,085
NACCO Industries, Inc., Class A	2,650	263,039
Nordson Corp.	14,606	1,139,560
PMFG, Inc.* (a)	6,949	108,752
RBC Bearings, Inc.*	9,886	329,402
Robbins & Myers, Inc.	12,151	352,744
Sauer-Danfoss, Inc.*	5,302	117,227
Sun Hydraulics Corp.	5,698	177,037
Tecumseh Products Co., Class A*	7,211	93,382
Tennant Co.	8,518	285,779
Thermadyne Holdings Corp.*	4,027	60,727
Titan International, Inc. (a)	15,745	238,852
Trimas Corp.*	6,836	108,214
Twin Disc, Inc.	4,091	83,293
Wabash National Corp.* (a)	28,725	231,523
Watts Water Technologies, Inc., Class A (a)	13,230	465,299
Xerium Technologies, Inc.* (a)	3,654	47,465

		15,007,436

Marine 0.2%
American Commercial Lines, Inc.* (a)	4,284	142,015
Baltic Trading Ltd.	7,732	87,449
Eagle Bulk Shipping, Inc.* (a)	28,524	146,328
Excel Maritime Carriers Ltd.* (a)	18,280	106,389
Genco Shipping & Trading Ltd.* (a)	12,877	213,114
Horizon Lines, Inc., Class A	15,436	66,529
International Shipholding Corp. (a)	2,773	77,561
Ultrapetrol Bahamas Ltd.* (a)	10,972	71,428

		910,813

Media 1.2%
AH Belo Corp., Class A* (a)	8,498	61,781
Arbitron, Inc.	12,100	306,372
Ascent Media Corp., Class A* (a)	5,725	155,949
Ballantyne Strong, Inc.* (a)	6,574	55,353
Belo Corp., Class A*	41,945	242,862
Carmike Cinemas, Inc.*	5,269	42,205
Cinemark Holdings, Inc. (a)	25,903	454,598
CKX, Inc.*	25,774	105,158
Cumulus Media, Inc., Class A*	11,756	35,973
Dex One Corp.*	22,841	160,115
E.W. Scripps Co. (The), Class A* (a)	15,157	132,472
Entercom Communications Corp., Class A*	10,564	88,209
Entravision Communications Corp., Class A*	23,388	49,583
Fisher Communications, Inc.*	3,330	60,872
Global Sources Ltd.*	10,771	82,290
Gray Television, Inc.*	24,594	47,958
Harte-Hanks, Inc.	17,765	214,601
Journal Communications, Inc., Class A*	20,560	94,782
Knology, Inc.*	14,075	204,791
Lee Enterprises, Inc.* (a)	22,789	41,932
LIN TV Corp., Class A*	14,630	60,861
Lions Gate Entertainment Corp.*	31,588	228,381
Live Nation Entertainment, Inc.*	60,890	577,846
LodgeNet Interactive Corp.* (a)	11,838	30,187
Martha Stewart Living Omnimedia, Class A* (a)	12,275	53,519
McClatchy Co. (The), Class A* (a)	27,450	75,762
Media General, Inc., Class A* (a)	10,548	58,120
Mediacom Communications Corp., Class A*	19,073	131,604

120 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Media (continued)

National CineMedia, Inc.	22,775	$421,793
Playboy Enterprises, Inc., Class B*	10,627	51,541
Rentrak Corp.*	4,363	118,455
Scholastic Corp.	12,686	373,603
Sinclair Broadcast Group, Inc., Class A*	21,470	171,545
SuperMedia, Inc.*	6,364	41,875
Valassis Communications, Inc.* (a)	22,426	740,058
Warner Music Group Corp.* (a)	20,951	108,945
World Wrestling Entertainment, Inc., Class A (a)	10,839	150,012

		6,031,963

Metals & Mining 1.8%
Allied Nevada Gold Corp.* (a)	33,460	825,793
AM Castle & Co.* (a)	7,527	115,916
AMCOL International Corp. (a)	10,819	300,119
Brush Engineered Materials, Inc.* (a)	9,260	306,969
Capital Gold Corp.*	29,105	127,771
Century Aluminum Co.*	28,887	390,552
Coeur d’Alene Mines Corp.* (a)	39,461	813,291
Contango Ore, Inc.* (c)	536	0
General Moly, Inc.* (a)	29,119	152,001
Globe Specialty Metals, Inc.	27,901	433,582
Golden Star Resources Ltd.* (a)	115,935	606,340
Haynes International, Inc.	5,638	204,434
Hecla Mining Co.* (a)	114,743	790,579
Horsehead Holding Corp.*	20,231	221,125
Jaguar Mining, Inc.* (a)	38,390	248,383
Kaiser Aluminum Corp.	6,915	311,106
Metals USA Holdings Corp.*	5,350	63,932
Molycorp, Inc.* (a)	11,094	392,728
Olympic Steel, Inc.	4,213	94,455
RTI International Metals, Inc.*	13,576	422,214
Stillwater Mining Co.*	20,089	357,584
Thompson Creek Metals Co., Inc.* (a)	60,329	726,361
Universal Stainless & Alloy*	3,221	93,216
US Energy Corp. Wyoming* (a)	12,304	64,473
US Gold Corp.*	40,581	212,239
Worthington Industries, Inc.	23,747	365,704

		8,640,867

Multiline Retail 0.4%
99 Cents Only Stores*	20,836	321,291
Bon-Ton Stores, Inc. (The)*	5,355	61,476
Dillard’s, Inc., Class A (a)	19,475	496,807
Fred’s, Inc., Class A	18,229	218,384
Retail Ventures, Inc.*	10,558	143,483
Saks, Inc.* (a)	61,113	680,799
Tuesday Morning Corp.*	14,541	69,651

		1,991,891

Multi-Utilities 0.4%
Avista Corp.	24,535	535,844
Black Hills Corp.	17,748	565,096
CH Energy Group, Inc.	7,277	330,740
NorthWestern Corp.	16,128	480,131

		1,911,811

Oil, Gas & Consumable Fuels 3.6%
Abraxas Petroleum Corp.* (a)	29,456	90,724
American Oil & Gas, Inc.*	22,889	197,761
Apco Oil and Gas International, Inc. (a)	4,241	156,450
Approach Resources, Inc.*	5,436	83,986
ATP Oil & Gas Corp.* (a)	20,203	290,115
Berry Petroleum Co., Class A (a)	22,955	785,291
Bill Barrett Corp.*	20,542	775,460
BPZ Resources, Inc.* (a)	44,247	164,599
Brigham Exploration Co.*	52,424	1,105,622
Callon Petroleum Co.* (a)	13,422	66,170
CAMAC Energy, Inc.* (a)	22,595	59,651
Carrizo Oil & Gas, Inc.* (a)	14,210	335,640
Cheniere Energy, Inc.* (a)	28,173	92,407
Clayton Williams Energy, Inc.*	2,577	153,898
Clean Energy Fuels Corp.* (a)	18,238	264,816
Cloud Peak Energy, Inc.*	14,386	249,885
Contango Oil & Gas Co.*	5,360	281,882
Crosstex Energy, Inc.	19,194	155,663
CVR Energy, Inc.*	14,406	137,145
Delek US Holdings, Inc. (a)	7,261	53,368
Delta Petroleum Corp.* (a)	87,897	64,341
DHT Holdings, Inc.	22,600	97,180
Endeavour International Corp.* (a)	67,233	92,782
Energy Partners Ltd.*	12,294	137,324
Energy XXI Bermuda Ltd.*	22,466	488,411
FX Energy, Inc.*	21,483	103,118
Gastar Exploration Ltd.*	20,948	77,089
General Maritime Corp. (a)	35,782	137,403
GeoResources, Inc.*	6,269	107,827
GMX Resources, Inc.* (a)	14,882	66,671
Golar LNG Ltd.	16,361	216,947
Goodrich Petroleum Corp.*	11,037	150,545
Green Plains Renewable Energy, Inc.* (a)	7,655	85,124
Gulfport Energy Corp.*	12,365	206,001
Harvest Natural Resources, Inc.*	15,403	192,229
Houston American Energy Corp. (a)	8,571	120,423
International Coal Group, Inc.*	59,590	334,896
James River Coal Co.*	12,620	218,452
Knightsbridge Tankers Ltd.	9,503	206,500
Kodiak Oil & Gas Corp.* (a)	67,489	278,055
L&L Energy, Inc.* (a)	8,368	68,367
Magnum Hunter Resources Corp.*	24,225	115,795
McMoRan Exploration Co.* (a)	37,348	628,940
Miller Petroleum, Inc.* (a)	8,003	44,016
Nordic American Tanker Shipping (a)	20,784	541,007
Northern Oil and Gas, Inc.*	20,117	395,903
Oasis Petroleum, Inc.*	20,243	430,569

2010 Annual Report 121

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Overseas Shipholding Group, Inc.	11,532	$385,515
Panhandle Oil and Gas, Inc., Class A (a)	3,344	82,597
Patriot Coal Corp.* (a)	35,356	476,952
Penn Virginia Corp.	20,606	305,381
Petrocorp, Inc.* (c)	1,500	0
Petroleum Development Corp.*	8,822	275,335
PetroQuest Energy, Inc.* (a)	24,693	137,787
RAM Energy Resources, Inc.* (a)	26,253	37,542
Rentech, Inc.* (a)	96,545	114,889
Resolute Energy Corp.*	17,494	210,103
REX American Resources Corp.*	3,747	62,163
Rex Energy Corp.* (a)	14,685	180,919
Rosetta Resources, Inc.* (a)	23,745	567,743
Scorpio Tankers, Inc.*	6,419	74,974
Ship Finance International Ltd. (a)	20,287	407,972
Stone Energy Corp.*	19,569	305,863
Swift Energy Co.*	16,923	538,998
Syntroleum Corp.* (a)	33,111	59,269
Teekay Tankers Ltd., Class A (a)	12,422	147,573
TransAtlantic Petroleum Ltd.* (a)	68,109	207,732
Uranium Energy Corp.* (a)	28,894	111,820
USEC, Inc.*	51,736	277,822
VAALCO Energy, Inc.*	21,387	125,756
Venoco, Inc.* (a)	9,080	140,558
W&T Offshore, Inc. (a)	15,929	173,307
Warren Resources, Inc.*	33,481	139,951
Western Refining, Inc.*	24,058	159,986
World Fuel Services Corp.	29,539	833,886

		17,648,841

Paper & Forest Products 0.6%
Buckeye Technologies, Inc.	17,982	324,575
Clearwater Paper Corp.*	5,138	414,894
Deltic Timber Corp.	4,926	229,946
KapStone Paper and Packaging Corp.*	17,544	224,563
Louisiana-Pacific Corp.*	57,495	445,011
Neenah Paper, Inc.	6,700	102,845
P.H. Glatfelter Co.	20,947	260,581
Schweitzer-Mauduit International, Inc.	8,177	524,800
Wausau Paper Corp.*	22,721	191,765

		2,718,980

Personal Products 0.3%
Elizabeth Arden, Inc.* (a)	11,247	230,001
Female Health Co. (The) (a)	8,284	46,059
Inter Parfums, Inc.	6,662	116,518
Medifast, Inc.* (a)	5,975	142,683
Nu Skin Enterprises, Inc., Class A (a)	22,087	675,862
Nutraceutical International Corp.* (a)	4,500	73,125
Prestige Brands Holdings, Inc.*	19,330	207,798
Revlon, Inc., Class A* (a)	4,985	56,929
Schiff Nutrition International, Inc.	6,016	48,609
USANA Health Sciences, Inc.*	2,857	125,480

		1,723,064

Pharmaceuticals 1.6%
Akorn, Inc.*	25,142	112,385
Alexza Pharmaceuticals, Inc.* (a)	21,432	22,289
Ardea Biosciences, Inc.* (a)	6,272	133,719
Auxilium Pharmaceuticals, Inc.* (a)	18,992	470,052
AVANIR Pharmaceuticals, Inc., Class A* (a)	33,126	80,496
Biodel, Inc.* (a)	6,682	24,122
BioMimetic Therapeutics, Inc.* (a)	8,611	97,649
BMP Sunstone Corp.* (a)	13,562	133,450
Cadence Pharmaceuticals, Inc.* (a)	11,973	106,320
Corcept Therapeutics, Inc.*	13,468	48,081
Cypress Bioscience, Inc.*	18,006	71,844
Depomed, Inc.*	25,400	124,206
Durect Corp.*	41,197	109,996
Eurand NV* (a)	8,616	94,431
Hi-Tech Pharmacal Co., Inc.* (a)	4,638	100,320
Impax Laboratories, Inc.*	28,161	530,553
Inspire Pharmaceuticals, Inc.*	27,850	194,950
Jazz Pharmaceuticals, Inc.* (a)	6,679	70,998
MAP Pharmaceuticals, Inc.* (a)	6,673	101,630
Medicines Co. (The)*	23,014	293,889
Medicis Pharmaceutical Corp., Class A	26,926	801,048
Nektar Therapeutics*	41,517	604,903
Obagi Medical Products, Inc.*	8,358	95,365
Optimer Pharmaceuticals, Inc.*	15,773	148,108
Pain Therapeutics, Inc.*	17,356	133,294
Par Pharmaceutical Cos., Inc.*	15,866	515,804
Pozen, Inc.*	12,115	80,565
Questcor Pharmaceuticals, Inc.*	25,167	308,799
Salix Pharmaceuticals Ltd.*	25,681	971,512
Santarus, Inc.* (a)	25,009	78,278
Somaxon Pharmaceuticals, Inc.* (a)	12,612	35,314
SuperGen, Inc.*	26,927	74,857
ViroPharma, Inc.*	33,712	551,528
Vivus, Inc.* (a)	36,884	285,482
XenoPort, Inc.*	13,041	101,068

		7,707,305

Professional Services 1.2%
Acacia Research — Acacia Technologies*	15,471	411,838
Administaff, Inc.	9,880	258,955
Advisory Board Co. (The)*	7,042	329,636
Barrett Business Services, Inc.	3,778	57,992
CBIZ, Inc.*	20,131	119,175
CDI Corp.	5,737	82,211
Corporate Executive Board Co. (The)	15,557	486,001
CoStar Group, Inc.* (a)	9,406	467,102
CRA International, Inc.*	5,184	96,682
Dolan Co. (The)*	14,300	153,010

122 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Professional Services (continued)

Exponent, Inc.*	6,359	$202,979
GP Strategies Corp.*	6,945	60,283
Heidrick & Struggles International, Inc.	8,127	174,568
Hill International, Inc.*	12,840	68,951
Hudson Highland Group, Inc.*	16,194	57,003
Huron Consulting Group, Inc.*	10,102	201,131
ICF International, Inc.*	8,008	205,165
Kelly Services, Inc., Class A*	12,148	180,398
Kforce, Inc.*	14,147	212,346
Korn/Ferry International*	20,858	367,726
Mistras Group, Inc.*	6,976	75,271
Navigant Consulting, Inc.*	23,087	211,246
On Assignment, Inc.*	17,643	99,683
Resources Connection, Inc.	21,172	342,775
School Specialty, Inc.*	8,979	120,319
SFN Group, Inc.*	23,531	178,365
TrueBlue, Inc.*	20,078	282,096
Volt Information Sciences, Inc.*	6,923	55,938
VSE Corp.	1,978	69,724

		5,628,569

Real Estate Investment Trusts (REITs) 7.5%
Acadia Realty Trust	18,266	348,515
Agree Realty Corp. (a)	4,256	108,528
Alexander’s, Inc.	939	352,914
American Campus Communities, Inc.	29,136	921,572
American Capital Agency Corp.	20,523	589,421
Anworth Mortgage Asset Corp.	51,787	363,027
Apollo Commercial Real Estate Finance, Inc.	6,882	112,108
Ashford Hospitality Trust, Inc.*	18,824	191,064
Associated Estates Realty Corp.	17,683	245,617
BioMed Realty Trust, Inc.	57,082	1,047,455
CapLease, Inc. (a)	27,398	160,552
Capstead Mortgage Corp.	31,215	355,851
CBL & Associates Properties, Inc.	62,041	972,803
Cedar Shopping Centers, Inc.	25,281	159,523
Chatham Lodging Trust	4,545	83,810
Chesapeake Lodging Trust	6,154	110,649
Cogdell Spencer, Inc.	20,329	133,562
Colonial Properties Trust	34,052	610,552
Colony Financial, Inc.	6,987	132,473
Cousins Properties, Inc.	41,260	305,737
CreXus Investment Corp.	6,829	86,387
Cypress Sharpridge Investments, Inc.	14,906	194,225
DCT Industrial Trust, Inc.	96,007	480,995
DiamondRock Hospitality Co.*	69,045	730,496
DuPont Fabros Technology, Inc.	18,315	459,706
Dynex Capital, Inc.	8,873	94,231
EastGroup Properties, Inc. (a)	12,155	492,034
Education Realty Trust, Inc.	26,575	199,312
Entertainment Properties Trust (a)	20,766	960,012
Equity Lifestyle Properties, Inc.	11,707	666,362
Equity One, Inc.	16,576	309,971
Excel Trust, Inc.	7,422	85,130
Extra Space Storage, Inc.	39,199	635,024
FelCor Lodging Trust, Inc.*	44,513	273,755
First Industrial Realty Trust, Inc.* (a)	29,048	212,922
First Potomac Realty Trust	17,152	282,665
Franklin Street Properties Corp. (a)	31,545	421,126
Getty Realty Corp.	9,576	273,012
Gladstone Commercial Corp. (a)	4,918	91,868
Glimcher Realty Trust	38,909	292,207
Government Properties Income Trust	12,141	324,043
Hatteras Financial Corp.	19,688	576,465
Healthcare Realty Trust, Inc.	27,671	667,978
Hersha Hospitality Trust	58,187	354,941
Highwoods Properties, Inc.	30,331	1,004,866
Home Properties, Inc. (a)	16,295	887,263
Inland Real Estate Corp.	34,083	296,181
Invesco Mortgage Capital, Inc.	17,090	368,973
Investors Real Estate Trust (a)	34,952	307,578
iStar Financial, Inc.* (a)	43,570	199,115
Kilroy Realty Corp. (a)	24,177	826,128
Kite Realty Group Trust	25,984	124,203
LaSalle Hotel Properties (a)	31,276	740,928
Lexington Realty Trust	44,514	346,319
LTC Properties, Inc.	11,635	324,035
Medical Properties Trust, Inc. (a)	50,280	562,633
MFA Financial, Inc.	124,038	981,141
Mid-America Apartment Communities, Inc.	14,613	891,831
Mission West Properties, Inc.	10,804	72,387
Monmouth Real Estate Investment Corp., Class A	14,047	115,466
MPG Office Trust, Inc.* (a)	21,584	58,493
National Health Investors, Inc.	10,895	504,438
National Retail Properties, Inc. (a)	35,402	959,394
Newcastle Investment Corp.* (a)	29,167	113,751
NorthStar Realty Finance Corp. (a)	35,461	158,865
Omega Healthcare Investors, Inc.	41,475	953,925
One Liberty Properties, Inc. (a)	4,293	68,516
Parkway Properties, Inc.	10,085	156,923
Pebblebrook Hotel Trust*	16,737	327,878
Pennsylvania Real Estate Investment Trust (a)	25,432	362,915
Pennymac Mortgage Investment Trust (a)	7,593	131,055
Post Properties, Inc. (a)	21,699	660,518
Potlatch Corp.	17,858	608,065
PS Business Parks, Inc.	8,195	485,636
RAIT Financial Trust* (a)	40,924	68,752
Ramco-Gershenson Properties Trust	17,748	205,522
Redwood Trust, Inc.	35,655	505,588
Resource Capital Corp.	20,106	127,271
Retail Opportunity Investments Corp.	19,304	185,318
Saul Centers, Inc.	2,964	126,504

2010 Annual Report 123

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Real Estate Investment Trusts (REITs) (continued)

Sovran Self Storage, Inc. (a)	12,315	$481,147
Starwood Property Trust, Inc.	21,761	439,790
Strategic Hotels & Resorts, Inc.*	64,029	291,332
Sun Communities, Inc.	8,790	286,642
Sunstone Hotel Investors, Inc.* (a)	44,935	487,545
Tanger Factory Outlet Centers	17,974	861,314
Terreno Realty Corp.*	4,645	84,167
Two Harbors Investment Corp. (a)	12,444	114,734
UMH Properties, Inc.	5,855	62,004
Universal Health Realty Income Trust	5,330	198,009
Urstadt Biddle Properties, Inc., Class A	9,289	178,442
U-Store-It Trust	42,403	365,090
Walter Investment Management Corp.	11,832	216,762
Washington Real Estate Investment Trust	27,128	868,910
Winthrop Realty Trust (a)	10,385	141,236

		36,366,098

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.* (a)	4,401	80,274
Consolidated-Tomoka Land Co. (a)	2,725	71,586
Forestar Group, Inc.*	16,608	283,997
Hudson Pacific Properties, Inc.	2,000	32,000
Kennedy-Wilson Holdings, Inc.*	9,807	104,640
Tejon Ranch Co.*	6,203	138,079
Thomas Properties Group, Inc.* (a)	18,042	67,477

		778,053

Road & Rail 1.0%
Amerco, Inc.*	3,826	314,956
Arkansas Best Corp.	11,583	293,397
Avis Budget Group, Inc.*	44,167	512,779
Celadon Group, Inc.*	7,376	95,667
Dollar Thrifty Automotive Group, Inc.*	12,863	596,843
Genesee & Wyoming, Inc., Class A*	17,386	803,755
Heartland Express, Inc.	22,394	333,895
Knight Transportation, Inc.	26,447	472,608
Marten Transport Ltd.	7,102	150,846
Old Dominion Freight Line, Inc.* (a)	18,723	525,180
Patriot Transportation Holding, Inc.* (a)	702	47,743
RailAmerica, Inc.*	10,927	126,753
Roadrunner Transportation Systems, Inc.*	5,043	60,516
Saia, Inc.*	7,570	109,614
USA Truck, Inc.* (a)	3,769	51,711
Werner Enterprises, Inc. (a)	19,079	406,764

		4,903,027

Semiconductors & Semiconductor Equipment 3.8%
Actel Corp.*	9,493	198,024
Advanced Analogic Technologies, Inc.*	21,129	79,445
Advanced Energy Industries, Inc.*	16,600	238,376
Amkor Technology, Inc.* (a)	47,762	344,364
Anadigics, Inc.*	29,061	196,743
Applied Micro Circuits Corp.*	29,683	298,908
ATMI, Inc.*	14,344	253,458
Axcelis Technologies, Inc.* (a)	47,062	101,183
AXT, Inc.*	14,133	116,597
Brooks Automation, Inc.*	29,711	201,738
Cabot Microelectronics Corp.*	10,644	411,178
Cavium Networks, Inc.* (a)	19,814	631,472
Ceva, Inc.*	9,828	181,916
Cirrus Logic, Inc.*	29,258	375,965
Cohu, Inc.	10,651	152,842
Conexant Systems, Inc.* (a)	38,817	58,614
Cymer, Inc.*	13,562	501,116
Diodes, Inc.*	15,389	338,250
DSP Group, Inc.*	11,273	80,715
Energy Conversion Devices, Inc.* (a)	23,264	104,921
Entegris, Inc.*	59,831	357,789
Entropic Communications, Inc.* (a)	26,663	222,903
Evergreen Solar, Inc.* (a)	89,934	83,639
Exar Corp.*	17,044	113,343
FEI Co.*	17,335	377,210
FormFactor, Inc.* (a)	22,951	223,313
FSI International, Inc.* (a)	17,823	47,944
GSI Technology, Inc.*	8,900	61,855
GT Solar International, Inc.* (a)	28,366	233,452
Hittite Microwave Corp.*	12,185	629,599
Integrated Device Technology, Inc.*	73,578	433,374
Integrated Silicon Solution, Inc.*	12,028	90,330
IXYS Corp.*	11,247	115,169
Kopin Corp.* (a)	30,168	114,940
Kulicke & Soffa Industries, Inc.*	31,967	198,835
Lattice Semiconductor Corp.*	52,742	256,326
LTX-Credence Corp.* (a)	22,721	144,278
Mattson Technology, Inc.* (a)	24,721	63,039
Micrel, Inc. (a)	22,976	273,644
Microsemi Corp.*	37,017	740,340
Microtune, Inc.*	25,019	72,305
Mindspeed Technologies, Inc.* (a)	14,476	106,833
MIPS Technologies, Inc.*	21,286	312,904
MKS Instruments, Inc.*	22,822	471,274
Monolithic Power Systems, Inc.*	14,660	235,586
MoSys, Inc.* (a)	12,740	60,260
Nanometrics, Inc.* (a)	8,314	111,990
Netlogic Microsystems, Inc.*	28,041	842,912
NVE Corp.*	2,125	102,276
OmniVision Technologies, Inc.*	23,242	630,555
PDF Solutions, Inc.*	10,579	42,845
Pericom Semiconductor Corp.*	11,422	107,595
Photronics, Inc.* (a)	24,807	155,788
PLX Technology, Inc.* (a)	18,289	65,109
Power Integrations, Inc.	11,107	379,415
RF Micro Devices, Inc.*	120,281	876,849

124 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Rubicon Technology, Inc.* (a)	7,195	$166,348
Rudolph Technologies, Inc.*	14,868	110,321
Semtech Corp.*	27,558	590,017
Sigma Designs, Inc.* (a)	14,182	161,817
Silicon Image, Inc.*	35,188	216,406
Spansion, Inc., Class A*	5,497	96,143
Standard Microsystems Corp.*	10,232	247,001
Supertex, Inc.*	4,367	102,581
Tessera Technologies, Inc.*	22,743	448,719
Trident Microsystems, Inc.*	33,816	62,898
TriQuint Semiconductor, Inc.*	69,417	714,995
Ultra Clean Holdings, Inc.* (a)	9,716	73,161
Ultratech, Inc.*	11,118	203,571
Veeco Instruments, Inc.* (a)	18,165	760,205
Volterra Semiconductor Corp.* (a)	11,207	228,959
Zoran Corp.*	23,344	165,276

		18,570,061

Software 4.5%
ACI Worldwide, Inc.*	15,486	377,394
Actuate Corp.*	20,658	99,985
Advent Software, Inc.* (a)	7,148	383,991
American Software, Inc., Class A	10,564	63,807
Ariba, Inc.*	40,373	758,205
Aspen Technology, Inc.*	28,438	318,506
Blackbaud, Inc.	20,356	516,839
Blackboard, Inc.* (a)	15,402	642,879
Bottomline Technologies, Inc.* (a)	14,444	260,281
CDC Corp., Class A*	14,147	64,510
CommVault Systems, Inc.*	19,363	560,172
Concur Technologies, Inc.*	18,060	932,257
Deltek, Inc.*	9,431	74,128
DemandTec, Inc.*	8,800	93,104
Digimarc Corp.* (a)	3,169	86,862
Ebix, Inc.* (a)	12,259	302,797
Epicor Software Corp.*	22,599	212,431
EPIQ Systems, Inc.	15,004	175,847
Fair Isaac Corp. (a)	18,635	447,985
Fortinet, Inc.*	19,062	571,860
Interactive Intelligence, Inc.*	6,130	151,472
Jack Henry & Associates, Inc.	36,549	992,671
JDA Software Group, Inc.*	18,936	479,081
Kenexa Corp.* (a)	10,572	193,362
Lawson Software, Inc.*	62,956	560,308
Magma Design Automation, Inc.* (a)	27,479	117,885
Manhattan Associates, Inc.*	10,324	317,773
Mentor Graphics Corp.*	48,540	524,232
MicroStrategy, Inc., Class A*	4,074	369,227
Monotype Imaging Holdings, Inc.*	10,792	102,848
Netscout Systems, Inc.*	13,967	327,805
NetSuite, Inc.* (a)	8,303	170,045
Opnet Technologies, Inc.	6,286	123,897
Parametric Technology Corp.*	52,068	1,117,900
Pegasystems, Inc. (a)	7,357	199,007
Progress Software Corp.*	17,726	662,421
PROS Holdings, Inc.* (a)	9,394	97,698
QLIK Technologies, Inc.*	5,554	138,683
Quest Software, Inc.*	26,825	702,010
Radiant Systems, Inc.*	14,003	273,198
RealD, Inc.* (a)	5,636	117,905
RealPage, Inc.*	4,155	95,897
Renaissance Learning, Inc.	6,143	85,818
Rosetta Stone, Inc.* (a)	4,737	109,661
S1 Corp.* (a)	24,003	139,697
Smith Micro Software, Inc.*	13,787	167,650
SolarWinds, Inc.*	15,924	289,021
Sonic Solutions, Inc.* (a)	19,652	235,234
Sourcefire, Inc.* (a)	12,529	295,559
SRS Labs, Inc.*	5,678	50,193
SS&C Technologies Holdings, Inc.*	5,559	96,171
SuccessFactors, Inc.* (a)	28,283	767,035
Synchronoss Technologies, Inc.*	9,472	201,848
Take-Two Interactive Software, Inc.*	32,001	341,131
Taleo Corp., Class A* (a)	18,101	519,318
TeleCommunication Systems, Inc., Class A* (a)	20,914	113,145
THQ, Inc.* (a)	29,665	118,660
TIBCO Software, Inc.*	74,699	1,435,715
TiVo, Inc.*	52,582	585,763
Tyler Technologies, Inc.* (a)	14,059	286,944
Ultimate Software Group, Inc.*	11,346	469,497
VASCO Data Security International, Inc.*	12,603	100,698
VirnetX Holding Corp. (a)	16,285	302,087
Wave Systems Corp., Class A* (a)	36,906	87,098
Websense, Inc.* (a)	19,638	395,117

		21,972,225

Specialty Retail 3.3%
America’s Car-Mart, Inc.*	3,334	88,918
AnnTaylor Stores Corp.*	26,604	619,873
Asbury Automotive Group, Inc.*	13,531	195,117
Barnes & Noble, Inc. (a)	17,572	263,229
Bebe Stores, Inc.	15,079	98,918
Big 5 Sporting Goods Corp.	10,405	140,676
Brown Shoe Co., Inc. (a)	19,845	233,179
Buckle, Inc. (The) (a)	11,820	343,844
Build-A-Bear Workshop, Inc.* (a)	8,761	61,590
Cabela’s, Inc.* (a)	18,313	339,523
Casual Male Retail Group, Inc.*	20,553	90,639
Cato Corp. (The), Class A	12,714	336,285
Charming Shoppes, Inc.*	53,465	186,593
Childrens Place Retail Stores, Inc. (The)* (a)	12,434	547,842
Christopher & Banks Corp.	16,475	98,191
Citi Trends, Inc.*	6,856	143,839
Coldwater Creek, Inc.*	27,977	94,282
Collective Brands, Inc.* (a)	29,354	449,997

2010 Annual Report 125

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
		Market
	Shares	Value

Specialty Retail (continued)

Destination Maternity Corp.*	2,400	$87,672
Dress Barn, Inc. (The)*	26,657	611,512
DSW, Inc., Class A* (a)	6,354	211,398
Express, Inc.*	7,508	102,709
Finish Line, Inc. (The), Class A (a)	23,168	354,470
Genesco, Inc.*	10,949	358,689
Group 1 Automotive, Inc.* (a)	11,137	392,691
Gymboree Corp.*	11,653	758,144
Haverty Furniture Cos., Inc.	8,498	90,844
hhgregg, Inc.* (a)	5,952	137,134
Hibbett Sports, Inc.*	13,136	354,015
HOT Topic, Inc.	20,458	117,224
Jo-Ann Stores, Inc.*	12,277	530,980
Jos. A. Bank Clothiers, Inc.*	12,346	538,286
Kirkland’s, Inc.* (a)	7,662	103,054
Lithia Motors, Inc., Class A (a)	10,140	110,526
Lumber Liquidators Holdings, Inc.* (a)	10,118	243,641
MarineMax, Inc.* (a)	10,676	79,856
Men’s Wearhouse, Inc. (The)	23,451	573,142
Midas, Inc.*	6,955	51,189
Monro Muffler Brake, Inc. (a)	8,988	429,087
OfficeMax, Inc.*	38,444	680,459
Pacific Sunwear of California, Inc.* (a)	30,229	180,165
Penske Automotive Group, Inc.*	20,243	272,268
PEP Boys-Manny Moe & Jack (a)	24,077	281,460
Pier 1 Imports, Inc.* (a)	47,406	411,484
Rent-A-Center, Inc.	29,554	742,988
Rue21, Inc.*	6,802	181,069
Sally Beauty Holdings, Inc.* (a)	43,043	523,833
Select Comfort Corp.*	24,441	203,105
Shoe Carnival, Inc.*	4,180	95,722
Sonic Automotive, Inc., Class A*	18,467	201,660
Stage Stores, Inc.	17,852	237,967
Stein Mart, Inc.*	12,713	119,375
Systemax, Inc.	5,215	67,534
Talbots, Inc.* (a)	31,788	310,887
Ulta Salon Cosmetics & Fragrance, Inc.*	14,281	438,284
Vitamin Shoppe, Inc.* (a)	7,334	203,959
West Marine, Inc.*	6,900	67,689
Wet Seal, Inc. (The), Class A* (a)	47,284	165,494
Zumiez, Inc.*	9,275	243,190

		16,197,390

Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.*	26,646	663,485
Cherokee, Inc. (a)	3,948	72,959
Columbia Sportswear Co.	5,216	272,536
CROCS, Inc.*	38,978	542,964
Culp, Inc.*	4,134	41,919
Deckers Outdoor Corp.*	17,396	1,010,708
G-III Apparel Group Ltd.*	7,032	185,645
Iconix Brand Group, Inc.*	30,397	531,947
Joe’s Jeans, Inc.* (a)	19,835	30,744
Jones Group, Inc. (The)	39,164	566,311
Kenneth Cole Productions, Inc., Class A*	2,023	27,209
K-Swiss, Inc., Class A*	12,506	152,073
Liz Claiborne, Inc.* (a)	43,350	265,302
Maidenform Brands, Inc.*	10,470	280,177
Movado Group, Inc.* (a)	7,407	83,255
Oxford Industries, Inc.	6,474	149,096
Perry Ellis International, Inc.*	4,733	106,398
Quiksilver, Inc.*	59,363	247,544
RG Barry Corp. (a)	4,300	44,462
Skechers U.S.A., Inc., Class A* (a)	15,596	303,186
Steven Madden Ltd.* (a)	11,147	471,518
Timberland Co. (The), Class A*	18,886	396,228
True Religion Apparel, Inc.*	11,617	237,568
Under Armour, Inc., Class A* (a)	15,810	738,011
Unifi, Inc.*	19,300	91,289
Volcom, Inc.* (a)	9,067	155,680
Warnaco Group, Inc. (The)*	19,979	1,061,085
Weyco Group, Inc. (a)	3,447	86,003
Wolverine World Wide, Inc.	20,655	601,474

		9,416,776

Thrifts & Mortgage Finance 1.4%
Abington Bancorp, Inc.	9,919	106,530
Astoria Financial Corp.	38,250	475,065
Bank Mutual Corp. (a)	21,727	104,724
BankFinancial Corp. (a)	9,437	86,349
Beneficial Mutual Bancorp, Inc.*	15,880	116,559
Berkshire Hills Bancorp, Inc.	6,584	127,335
BofI Holding, Inc.* (a)	3,491	44,894
Brookline Bancorp, Inc. (a)	26,801	261,042
Dime Community Bancshares	12,498	182,346
ESB Financial Corp. (a)	4,653	66,957
ESSA Bancorp, Inc. (a)	7,511	95,014
Federal Agricultural Mortgage Corp., Class C (a)	4,272	50,281
First Financial Holdings, Inc.	7,840	81,928
Flagstar Bancorp, Inc.* (a)	21,812	28,356
Flushing Financial Corp.	14,464	190,202
Home Federal Bancorp, Inc.	7,828	94,249
Kearny Financial Corp.	7,350	64,165
Meridian Interstate Bancorp, Inc.* (a)	4,756	50,461
MGIC Investment Corp.* (a)	90,036	794,117
NewAlliance Bancshares, Inc.	46,831	603,652
Northwest Bancshares, Inc.	49,116	556,975
OceanFirst Financial Corp. (a)	6,991	83,473
Ocwen Financial Corp.*	33,611	290,063
Oritani Financial Corp.	25,433	269,844
PMI Group, Inc. (The)* (a)	64,852	217,254
Provident Financial Services, Inc. (a)	27,096	342,493
Provident New York Bancorp (a)	17,675	156,777
Radian Group, Inc.	60,341	457,988
Rockville Financial, Inc. (a)	4,106	46,439

126 Annual Report 2010

Common Stocks (continued)
		Market
	Shares	Value

Thrifts & Mortgage Finance (continued)

Roma Financial Corp. (a)	4,060	$40,235
Territorial Bancorp, Inc.	5,693	96,610
Trustco Bank Corp.	35,090	189,135
United Financial Bancorp, Inc.	7,948	107,616
ViewPoint Financial Group	6,850	65,760
Westfield Financial, Inc.	14,368	121,410
WSFS Financial Corp.	2,758	107,672

		6,773,970

Tobacco 0.2%
Alliance One International, Inc.* (a)	37,865	167,363
Star Scientific, Inc.* (a)	44,515	89,030
Universal Corp.	10,861	450,080
Vector Group Ltd. (a)	20,120	376,244

		1,082,717

Trading Companies & Distributors 0.9%
Aceto Corp. (a)	12,129	89,391
Aircastle Ltd.	23,392	215,440
Applied Industrial Technologies, Inc.	18,939	575,935
Beacon Roofing Supply, Inc.* (a)	20,752	306,299
CAI International, Inc.*	4,640	76,560
DXP Enterprises, Inc.*	3,813	72,600
H&E Equipment Services, Inc.*	12,919	125,573
Houston Wire & Cable Co. (a)	8,881	102,398
Interline Brands, Inc.*	15,163	304,625
Kaman Corp.	11,826	318,711
RSC Holdings, Inc.*	22,958	185,501
Rush Enterprises, Inc., Class A*	14,865	236,205
TAL International Group, Inc.	7,695	215,614
Textainer Group Holdings Ltd. (a)	4,291	111,480
Titan Machinery, Inc.* (a)	5,812	112,985
United Rentals, Inc.*	27,455	515,879
Watsco, Inc. (a)	12,427	695,539

		4,260,735

Water Utilities 0.3%
American States Water Co. (a)	8,344	311,648
Artesian Resources Corp., Class A	3,624	69,146
Cadiz, Inc.*	6,034	65,590
California Water Service Group	8,774	327,621
Connecticut Water Service, Inc. (a)	4,236	103,401
Consolidated Water Co. Ltd.	7,038	71,999
Middlesex Water Co.	7,308	130,521
SJW Corp.	5,976	144,619
York Water Co. (The) (a)	6,345	100,441

		1,324,986

Wireless Telecommunication Services 0.3%
FiberTower Corp.* (a)	22,901	103,054
ICO Global Communications Holdings Ltd.*	43,043	62,412
NTELOS Holdings Corp.	13,362	242,788
Shenandoah Telecommunications Co.	10,810	197,282
Syniverse Holdings, Inc.*	31,048	946,654
USA Mobility, Inc. (a)	9,867	166,062

		1,718,252

Total Common Stocks (cost $459,217,418)		477,229,610

Warrant 0.0%
	Number of	Market
	Warrants	Value

Oil, Gas & Consumable Fuels 0.0%
Greenhunter Energy, Inc., expiring 9/16/2011* (c)	120	0

Total Warrant (cost $ — )		0

Mutual Fund 1.9%
		Market
	Shares	Value

Money Market Fund 1.9%
Invesco Liquid Assets Portfolio — Institutional Class, 0.20% (b)	9,490,298	9,490,298

Total Mutual Fund (cost $9,490,298)		9,490,298

Repurchase Agreements 17.3%
	Principal	Market
	Amount	Value

Morgan Stanley, 0.21%, dated 10/29/2010, due 11/01/2010, repurchase price $40,000,700, collateralized by U.S. Government Agency Mortgages ranging from 2.83%–7.50%, maturing 02/01/13–11/01/40; total market value $40,800,000. (d)	$40,000,000	40,000,000
Goldman Sachs & Co., 0.23%, dated 10/29/2010, due 11/01/2010, repurchase price $4,291,362, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.00%–14.00%, maturing 04/15/2011–07/20/2060; total market value $4,377,106. (d)	4,291,280	4,291,280

2010 Annual Report 127

Statement of Investments (Continued)
October 31, 2010

Nationwide Small Cap Index Fund (Continued)

Repurchase Agreements (continued)
	Principal	Market
	Amount	Value

Barclays Capital, 0.22%, dated 10/29/2010, due 11/01/2010, repurchase price $40,000,733, collateralized by U.S. Treasury Securities ranging from 0.88% to 3.50%, maturing 03/31/11–05/15/20; total market value $40,800,000. (d)	$40,000,000	$40,000,000

Total Repurchase Agreements (cost $84,291,280)		84,291,280

Total Investments (cost $552,998,996) (e) — 117.1%		571,011,188

Liabilities in excess of other assets — (17.1%)		(83,400,399)

NET ASSETS — 100.0%		$487,610,789

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2010. The total value of securities on loan at October 31, 2010 was $82,053,126.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	Fair valued security.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2010, was $84,291,280.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2010, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Appreciation

144	Russell 2000 E-Mini Index	12/17/10	$10,111,680	$519,344

The accompanying notes are an integral part of these financial statements.

128 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide Small
Cap Index Fund

Assets:
Investments, at value (cost $468,707,716)*	$486,719,908
Repurchase agreements, at value and cost	84,291,280

Total Investments	571,011,188

Cash	3,256
Deposits with broker for futures	719,000
Dividends receivable	189,324
Security lending income receivable	67,286
Receivable for investments sold	956,708
Receivable for capital shares issued	178,034
Receivable for variation margin on futures contracts	65,676
Prepaid expenses and other assets	18,186

Total Assets	573,208,658

Liabilities:
Payable for investments purchased	951,666
Payable for capital shares redeemed	127,101
Payable upon return of securities loaned (Note 2)	84,291,280
Accrued expenses and other payables:
Investment advisory fees	85,052
Fund administration fees	18,183
Distribution fees	36,498
Administrative servicing fees	16,834
Accounting and transfer agent fees	9,736
Trustee fees	2,797
Custodian fees	3,283
Compliance program costs (Note 3)	2,148
Professional fees	32,903
Printing fees	12,887
Other	7,501

Total Liabilities	85,597,869

Net Assets	$487,610,789

Represented by:
Capital	$495,084,306
Accumulated undistributed net investment income	337,790
Accumulated net realized losses from investment and futures transactions	(26,342,843)
Net unrealized appreciation/(depreciation) from investments	18,012,192
Net unrealized appreciation/(depreciation) from futures (Note 2)	519,344

Net Assets	$487,610,789

Net Assets:
Class A Shares	$170,128,967
Class B Shares	143,564
Class C Shares	1,028,779
Class R2 Shares	1,172
Institutional Class Shares	316,308,307

Total	$487,610,789

*	Includes value of securities on loan of $82,053,126 (Note 2)

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 129

Statement of Assets and Liabilities (Continued)

Nationwide Small
Cap Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,938,193
Class B Shares	13,622
Class C Shares	97,970
Class R2 Shares	110
Institutional Class Shares	29,323,927

Total	45,373,822

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.67
Class B Shares (a)	$10.54
Class C Shares (b)	$10.50
Class R2 Shares	$10.65
Institutional Class Shares	$10.79
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.32

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

130 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Small
Cap Index Fund

INVESTMENT INCOME:
Dividend income	$5,481,920
Interest income	67
Income from securities lending (Note 2)	711,445
Foreign tax withholding	(41)

Total Income	6,193,391

EXPENSES:
Investment advisory fees	878,756
Fund administration fees	340,690
Distribution fees Class A	367,082
Distribution fees Class B	1,846
Distribution fees Class C	8,727
Distribution fees Class R2	5
Administrative servicing fees Class A	201,460
Registration and filing fees	49,975
Professional fees	49,361
Printing fees	21,041
Trustee fees	18,031
Custodian fees	19,216
Accounting and transfer agent fees	55,178
Compliance program costs (Note 3)	2,520
Other	22,549

Total expenses before earnings credit and expenses reimbursed	2,036,437

Earnings credit (Note 6)	(390)
Expenses reimbursed by adviser (Note 3)	(169,296)

Net Expenses	1,866,751

NET INVESTMENT INCOME	4,326,640

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(725,064)
Net realized gains from futures transactions (Note 2)	446,113

Net realized losses from investment and futures transactions	(278,951)

Net change in unrealized appreciation/(depreciation) from investments	94,171,344
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	1,523,183

Net change in unrealized appreciation/(depreciation) from investments and futures	95,694,527

Net realized/unrealized gains from investments and futures transactions	95,415,576

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$99,742,216

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 131

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$4,326,640	$3,574,971
Net realized losses from investment and futures transactions	(278,951)	(27,544,561)
Net change in unrealized appreciation from investments and futures	95,694,527	57,552,504

Change in net assets resulting from operations	99,742,216	33,582,914

Distributions to Shareholders From:
Net investment income:
Class A	(1,259,751)	(640,145)
Class B	(675)	(570)
Class C	(3,247)	(1,059)
Class R2 (a)	(8)	(4)
Institutional Class	(3,394,728)	(2,277,928)
Net realized gains:
Class A	–	(1,521,340)
Class B	–	(4,009)
Class C	–	(5,771)
Class R2 (a)	–	(10)
Institutional Class	–	(2,839,142)

Change in net assets from shareholder distributions	(4,658,409)	(7,289,978)

Change in net assets from capital transactions	25,071,151	52,743,802

Change in net assets	120,154,958	79,036,738

Net Assets:
Beginning of year	367,455,831	288,419,093

End of year	$487,610,789	$367,455,831

Accumulated undistributed net investment income at end of year	$337,790	$869,274

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$45,134,341	$34,020,005
Dividends reinvested	1,214,617	2,104,473
Cost of shares redeemed	(30,670,420)	(16,709,961)

Total Class A	15,678,538	19,414,517

Class B Shares
Proceeds from shares issued	314	9,165
Dividends reinvested	661	3,971
Cost of shares redeemed	(80,991)	(100,450)

Total Class B	(80,016)	(87,314)

Class C Shares
Proceeds from shares issued	264,563	289,689
Dividends reinvested	2,602	4,033
Cost of shares redeemed	(43,114)	(103,708)

Total Class C	224,051	190,014

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

132 Annual Report 2010

	Nationwide Small Cap Index Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$1,000	$–
Dividends reinvested	8	14
Cost of shares redeemed	(792)	–

Total Class R2	216	14

Institutional Class Shares
Proceeds from shares issued	37,306,715	64,894,869
Dividends reinvested	3,394,728	5,117,013
Cost of shares redeemed	(31,453,081)	(36,785,311)

Total Institutional Class	9,248,362	33,226,571

Change in net assets from capital transactions	$25,071,151	$52,743,802

SHARE TRANSACTIONS:
Class A Shares
Issued	4,652,163	4,627,859
Reinvested	125,233	289,889
Redeemed	(3,163,583)	(2,208,438)

Total Class A Shares	1,613,813	2,709,310

Class B Shares
Issued	35	1,095
Reinvested	70	549
Redeemed	(8,789)	(14,513)

Total Class B Shares	(8,684)	(12,869)

Class C Shares
Issued	28,041	39,331
Reinvested	276	563
Redeemed	(4,435)	(15,520)

Total Class C Shares	23,882	24,374

Class R2 Shares (a)
Issued	109	–
Reinvested	1	2
Redeemed	(86)	–

Total Class R2 Shares	24	2

Institutional Class Shares
Issued	3,786,280	9,084,930
Reinvested	345,590	691,754
Redeemed	(3,119,429)	(4,506,773)

Total Institutional Class Shares	1,012,441	5,269,911

Total change in shares	2,641,476	7,990,728

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 133

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%	$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%	$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%	$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	–	$13.47	19.14%	$114,280,835	0.70%	1.21%	0.75%	31.51%

Class B Shares
Year Ended October 31, 2010 (f)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%	$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (f)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%	$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%	$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	–	$13.36	18.38%	$482,293	1.30%	0.62%	1.35%	31.51%

Class C Shares
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%	$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%	$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%	$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	–	$13.33	18.40%	$534,348	1.30%	0.53%	1.35%	31.51%

Class R2 Shares (g)
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%	$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%	$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (h)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%	$1,056	0.68%	0.84%	0.70%	19.60%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%	$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%	$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%	$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	–	$13.59	19.60%	$518,238,957	0.30%	1.61%	0.35%	31.51%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

134 Annual Report 2010

Notes to Financial Statements
October 31, 2010

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy established are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no

2010 Annual Report 135

Notes to Financial Statements (Continued)
October 31, 2010

last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (‘‘NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within in the hierarchy.

Most securities listed on a foreign exchange are valued either at fair value (see description below), generally categorized in Level 2 of the hierarchy, or at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, rating, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. For example, market quotations for a security are deemed “not readily available” if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

136 Annual Report 2010

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

Bond Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$1,996,598	$—	$1,996,598
Commercial Mortgage Backed Securities	—	37,730,397	—	37,730,397
Corporate Bonds	—	241,979,150	—	241,979,150
Municipal Bonds	—	5,514,768	—	5,514,768
Mutual Fund	51,147,388	—	—	51,147,388
Repurchase Agreements	—	12,991,356	—	12,991,356
Sovereign Bonds	—	32,090,255	—	32,090,255
U.S. Government Mortgage Backed Agencies	—	384,163,622	—	384,163,622
U.S. Government Sponsored & Agency Obligations	—	77,716,188	—	77,716,188
U.S. Treasury Bonds	—	54,499,098	—	54,499,098
U.S. Treasury Notes	—	325,804,854	—	325,804,854
Yankee Dollars	—	8,447,542	—	8,447,542

Total Assets	$51,147,388	$1,182,933,828	$—	$1,234,081,216

International Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$—	$1,565,317,261	$—	$1,565,317,261
Futures Contracts	105,848	—	—	105,848
Mutual Fund	1,793,447	—	—	1,793,447
Preferred Stocks	—	7,805,927	—	7,805,927
Repurchase Agreements	—	77,247,280	—	77,247,280
Rights	—	329,195	—	329,195

Total Assets	$1,899,295	$1,650,699,663	$—	$1,652,598,958

Liabilities:
Futures Contracts	$(66,543)	$—	$—	$(66,543)

Total Liabilities	(66,543)	—	—	(66,543)

Total	$1,832,752	$1,650,699,663	$—	$1,652,532,415

Mid Cap Market Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$880,767,256	$—	$—	$880,767,256
Futures Contracts	963,502	—	—	963,502
Mutual Fund	18,580,457	—	—	18,580,457
Repurchase Agreements	—	96,839,540	—	96,839,540

Total Assets	900,311,215	96,839,540	—	997,150,755

2010 Annual Report 137

Notes to Financial Statements (Continued)
October 31, 2010

S&P 500 Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,328,492,873	$—	$—	$2,328,492,873
Futures Contracts	652,052	—	—	652,052
Mutual Fund	15,315,880	—	—	15,315,880
Repurchase Agreement		81,642,640	—	81,642,640

Total Assets	$2,344,460,805	$81,642,640	$—	$2,426,103,445

Small Cap Index

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$477,229,610	$—	$—	$477,229,610
Futures Contracts	519,344	—	—	519,344
Mutual Fund	9,490,298	—	—	9,490,298
Repurchase Agreements	—	84,291,280	—	84,291,280
Warrant	—	—	—	—

Total Assets	487,239,252	84,291,280	—	571,530,532

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index

	Common Stocks	Rights	Total

Balance as of 10/31/09	$—	$—	$—

Accrued Accretion/(Amortization)	—	—	—

Change in Unrealized Appreciation/(Depreciation)	—	—	—

Net Purchases/(Sales)	—	—	—

Transfers Into Level 3	—	—	—

Transfers Out of Level 3	—	—	—

Balance as of 10/31/10	$—	$—	$—

Small Cap Index

	Common Stocks	Warrants	Total

Balance as of 10/31/09	$—	$—	$—

Accrued Accretion/(Amortization)	—	—	—

Change in Unrealized Appreciation/(Depreciation)	—	—	—

Net Purchases/(Sales)	—	—	—

Transfers Into Level 3	—	—	—

Transfers Out of Level 3	—	—	—

Balance as of 10/31/10	$—	$—	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

138 Annual Report 2010

For the year ended October 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2010, the International Index had an overdrawn balance of $36,147 with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 6.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. A Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Index is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund enters into forward foreign currency contracts and is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

International Index’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index are subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Funds entered into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Funds entered into futures contracts for both hedging and non-hedging purposes. The aggregate initial margin and premiums required to enter into and maintain futures contracts did not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a

2010 Annual Report 139

Notes to Financial Statements (Continued)
October 31, 2010

futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 futures contracts.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to a Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The following is a summary of each Fund’s derivative instruments categorized by risk exposure as of October 31, 2010:

Fair Values of Derivative Instruments as of October 31, 2010

International Index

Derivatives not accounted for as hedging instruments

Statement of Assets & Liabilities Location		Fair Value

Assets:
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$105,848

Liabilities:
Futures — Equity contracts*	Net Assets — Unrealized depreciation from futures contracts	(66,543)

Total		$39,305

Mid Cap Market Index

Derivatives not accounted for as hedging instruments

Statement of Assets & Liabilities Location		Fair Value

Assets:
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$963,502

Total		$963,502

S&P 500 Index

Derivatives not accounted for as hedging instruments

Statement of Assets & Liabilities Location		Fair Value

Assets:
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$652,052

Total		$652,052

140 Annual Report 2010

Small Cap Index

Derivatives not accounted for as hedging instruments

Statement of Assets & Liabilities Location		Fair Value

Assets:
Futures — Equity contracts*	Net Assets — Unrealized appreciation from futures contracts	$519,344

Total		$519,344

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported in the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2010

International Index

Realized Gain/(Loss)

Total

Futures — Equity contracts	$(490,352)

Forward foreign exchange contracts	(302,995)

Total	$(793,347)

Mid Cap Market Index

Realized Gain/(Loss)

Total

Futures — Equity contracts	$1,208,443

Total	$1,208,443

S&P 500 Index

Realized Gain/(Loss)

Total

Futures — Equity contracts	$1,856,326

Total	$1,856,326

Small Cap Index

Realized Gain/(Loss)

Total

Futures — Equity contracts	$446,113

Total	$446,113

2010 Annual Report 141

Notes to Financial Statements (Continued)
October 31, 2010

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the year ended October 31, 2010

International Index Fund

Unrealized Appreciation/(Depreciation)

Total

Futures — Equity contracts	$791,255

Forward foreign exchange contracts	42,598

Total	$833,853

Mid Cap Market Index Fund

Unrealized Appreciation/(Depreciation)

Total

Futures — Equity contracts	$2,003,026

Total	$2,003,026

S&P 500 Index

Unrealized Appreciation/(Depreciation)

Total

Futures — Equity contracts	$1,834,611

Total	$1,834,611

Small Cap Index Fund

Unrealized Appreciation/(Depreciation)

Total

Futures — Equity contracts	$1,523,183

Total	$1,523,183

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the year ended October 31, 2010.

(f)	Repurchase Agreements

Bond Index, International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements. A Fund may transfer uninvested cash balances into a pooled cash account whose assets invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

142 Annual Report 2010

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, each Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Funds. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2010, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Bond Index	$258,400,274	$262,284,769 *

International Index	73,401,785	77,247,280

Mid Cap Market Index	94,683,092	96,839,540

S&P 500 Index	79,891,000	81,642,641

Small Cap Index	82,053,126	84,291,280

*	Includes $249,293,413 of collateral in the form of U.S. Government Agency Mortgage Securities, interest rates ranging from 0.00% to 8.73% and maturity dates ranging from 01/27/2011 to 02/01/2048.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index and are declared daily and paid monthly for Bond Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2010 are primarily attributable to forward foreign currency contracts, business development companies, REITs, and paydowns. These reclassifications have no effect upon the NAV of the

2010 Annual Report 143

Notes to Financial Statements (Continued)
October 31, 2010

respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distribution.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

144 Annual Report 2010

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the year ended October 31, 2010, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total Fees
Fund	Fee Schedule	(Annual Rate)

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the Subadviser. NFA paid the Subadviser $1,584,926 for the year ended October 31, 2010.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Bond Index(a)	All Classes	0.32%

International Index(a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index(a)	All Classes	0.30%

(a)	The Expense Limitation Agreement also states that for this Fund, the expense ratio for Class A, Class B, Class C, and Institutional Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees.

2010 Annual Report 145

Notes to Financial Statements (Continued)
October 31, 2010

As of October 31, 2010, the cumulative potential reimbursements of the following Funds, listed by the year in which NFA waived or reimbursed fees or expenses to a Fund, were:

	Fiscal Year	Fiscal Year	Fiscal Year
	2008	2009	2010
Fund	Amount	Amount	Amount	Total

Bond Index	$682,595	$769,634	$374,133	$1,826,362

International Index	1,015,558	1,078,009	467,030	2,560,597

Mid Cap Market Index	384,170	626,625	272,836	1,283,631

S&P 500 Index	909,757	1,434,213	564,725	2,908,695

Small Cap Index	217,602	332,402	169,296	719,300

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended October 31, 2010, Bond Index, International Index, MidCap Market Index and S&P 500 Index reimbursed to NFA, pursuant to this Expense Limitation Agreement, $82,594, $141,001, $31,188 and $154,882, respectively. No amount was reimbursed by Small Cap Index to NFA pursuant to this Expense Limitation Agreement during the year ended October 31, 2010.

In addition, NFA during the year ended October 31, 2010, voluntarily agreed to waive from its Investment Advisory Fee an amount equal to $146,842 for Bond Index, $174,163 for International Index, $68,979 for Mid Cap Market Index and $47,222 for S&P 500 Index, for which NFA shall not be entitled to later seek recoupment.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for the services provided under this agreement are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule

Up to $25 billion	0.025%

$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for the services provided under this agreement were calculated based on the Trust’s average daily net assets

146 Annual Report 2010

according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust paid out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $30 per customer per year.

NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Service Class and Institutional Service Class shares of S&P 500 Index and 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index and Small Cap Index.

For the year ended October 31, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Bond Index	$196,580

International Index	538,708

Mid Cap Market Index	208,412

S&P 500 Index	1,300,996

Small Cap Index	201,460

2010 Annual Report 147

Notes to Financial Statements (Continued)
October 31, 2010

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These cost are allocated based upon each Fund’s relative net assets. For the year ended October 31, 2010, the Funds’ portion of such costs amounted to $35,535.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

					Service
	Class A	Class B	Class C	Class R2	Class
Fund	Shares	Shares	Shares	Shares	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

N/A — Not Applicable

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2010, NFD received commissions of $88,965 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $14,977 was re-allowed to other affiliated broker-dealers of the Funds.

As of October 31, 2010, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Bond Index	98.70%

International Index	99.29

Mid Cap Market Index	97.28

S&P 500 Index	94.40

Small Cap Index	96.63

148 Annual Report 2010

4. Investments in Affiliated Issuers

Bond Index invests in affiliated issuers. A summary of the Fund’s transactions in the shares of affiliated issuers during the year ended October, 2010 were as follows:

	Market Value					Market Value
	October 31,	Purchases	Sales	Interest	Realized	October 31,
Affiliated Issuer	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Financial Services Inc.	$56,845	$—	$—	$5,156	$—	$70,632

Nationwide Mutual Insurance Co.	159,917	—	170,150	9,074	(37,429)	—

Amounts designated as “—” are zero or have been rounded to zero.

5. Redemption Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through automatically reinvested dividends or capital gain distributions.

For the year ended October 31, 2010, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount

Bond Index	$10

International Index	8

Mid Cap Market Index	356

S&P 500 Index	18,253

Small Cap Index	297

For the year ended October 31, 2009, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount

Bond Index	$519

International Index	11

Mid Cap Market Index	—

S&P 500 Index	24

Small Cap Index	63

Amount designated as “—” is zero or has been rounded to zero.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this

2010 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2010

arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Investment Transactions

For the year ended October 31, 2010, purchases of and sales (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Bond Index	$2,068,505,249	$1,991,365,029

International Index	137,562,329	94,226,048

Mid Cap Market Index	125,032,078	124,816,825

S&P 500 Index	157,722,337	95,906,487

Small Cap Index	113,912,420	82,285,377

For the year ended October 31, 2010, purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales

Bond Index	$1,823,118,926	$1,737,010,424

8. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. Certain Funds may invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments held by a Fund.

150 Annual Report 2010

9. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

10. Other

As of October 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Bond Index	86.22%	5

International Index	85.78	4

Mid Cap Market Index	74.75	4

S&P 500 Index	74.00	4

Small Cap Index	80.59	4

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

	Distributions paid from			Total
		Net Long-Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Bond Index	$43,963,332	$—	$43,963,332	$43,963,332

International Index	41,493,635	—	41,493,635	41,493,635

Mid Cap Market Index	7,866,340	—	7,866,340	7,866,340

S&P 500 Index	32,597,947	—	32,597,947	32,597,947

Small Cap Index	4,658,409	—	4,658,409	4,658,409

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from			Total
		Net Long-Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Bond Index	$37,613,502	$—	$37,613,502	$37,613,502

International Index	47,718,826	128,571,791	176,290,617	176,290,617

Mid Cap Market Index	7,170,866	29,574,167	36,745,033	36,745,033

S&P 500 Index	37,663,015	—	37,663,015	37,663,015

Small Cap Index	2,920,451	4,369,527	7,289,978	7,289,978

Amounts designated as “—” are zero or have been rounded to zero.

2010 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed	Undistributed			Accumulated	Unrealized	Total
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Accumulated
Fund	Income	Capital Gains	Earnings	Payable*	Other Losses	(Depreciation)**	Earnings (Deficit)

Bond Index	$2,379,355	$—	$2,379,355	$(3,313,413)	$(580,618)	$65,065,255	$63,570,579

International Index	10,695,508	—	10,695,508	—	(13,986,894)	4,126,582	835,196

Mid Cap Market Index	2,648,905	9,467,747	12,116,652	—	—	30,584,070	42,700,722

S&P 500 Index	13,039,112	—	13,039,112	—	(1,655,856)	(38,643,228)	(27,259,972)

Small Cap Index	372,433	—	372,433	—	(19,923,503)	12,077,553	(7,473,517)

*	Differences between the financial statement distribution payable and the tax basis distribution payable are a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,168,995,961	$65,901,830	$(816,575)	$65,085,255

International Index	1,648,726,490	310,586,965	(306,820,345)	3,766,620

Mid Cap Market Index	965,603,183	135,401,786	(104,817,716)	30,584,070

S&P 500 Index	2,464,094,621	410,583,474	(449,226,702)	(38,643,228)

Small Cap Index	558,933,635	94,034,478	(81,956,925)	12,077,553

As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires

Bond Index	$580,618	2014

International Index	8,508,043	2017

International Index	5,478,851	2018

Mid Cap Market Index	—	—

S&P 500 Index	1,655,856	2016

Small Cap Index	19,923,503	2017

Amounts designated as “—” are zero or have been rounded to zero.

152 Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2010

2010 Annual Report 153

Supplemental Information
October 31, 2010 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the taxable year ended October 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Mid Cap Market Index	100%

S&P 500 Index	100%

Small Cap Index	96.08%

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2010, the foreign source income for each Fund was as follows:

Fund	Amount

International Index	$47,105,521

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2010, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share

International Index	$1,173,980	$0.0054

154 Annual Report 2010

Management Information
October 31, 2010 (Unaudited)

Trustees and Officers of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2010 Annual Report 155

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

156 Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report 157

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

158 Annual Report 2010

P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

AR-IDX 12/10

Nationwide Mutual Funds
AnnualReport
October 31, 2010

Investor Destinations Funds
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

AnnualReport
October 31, 2010

Contents

1	Message to Shareholders

4	Summary of Market Environment

Investor Destinations Funds
5	Nationwide Investor Destinations Aggressive Fund
18	Nationwide Investor Destinations Moderately Aggressive Fund
30	Nationwide Investor Destinations Moderate Fund
43	Nationwide Investor Destinations Moderately Conservative Fund
56	Nationwide Investor Destinations Conservative Fund

68	Notes to Financial Statements

79	Report of Independent Registered Public Accounting Firm

80	Supplemental Information

81	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
October 31, 2010

Dear Shareholder:

During the past year, we watched the economy improve and move closer to recovery. It often seemed like we were taking two steps forward and then one step back again. Yet we witnessed encouraging progress, and with healing economic conditions we see opportunities for long-term investors.

This is a good time to re-evaluate your financial household. Consider the many options available to help you keep your investment plan on track. Talk with your financial advisor, ask questions and commit to increasing your financial literacy. Setting specific investment goals and following a consistent strategy are the keys to long-term investment success.

So far, travel conditions have made the journey to recovery slow, bumpy and unpredictable, and there are no guarantees that the road ahead will be a smooth one. Although the National Bureau of Economic Research recently announced that the recession ended in June 2009, we need only look at the ailing housing market, high unemployment rate and low consumer confidence levels to understand that there is still more than enough economic pain to go around. Even so, the good news is that the equity markets have posted overall gains, and many leading economic indicators are more positive than they were a year ago. For the one-year reporting period ended October 31, 2010, the Standard & Poor’s 500® (S&P 500) Index returned 16.52%.

Looking ahead, we are cautiously optimistic. As always, we are dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Funds Group

2010 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Service Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

2 Annual Report 2010

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Dow Jones (DJ) Equity All REIT Index: An unmanaged index that is a subgroup of the Dow Jones (DJ) Composite All REIT Index; measures the performance of publicly traded U.S. equity real estate investment trusts (REITs) in the DJ U.S. stock universe.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales Charge and Fee Information

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s direct annual expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

2010 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2010.

In November 2009, U.S. corporate profits were improving, which helped extend a six-month equity market rally and boosted investor confidence. Higher-quality companies benefited throughout the first quarter of 2010, prompting economists to declare that the U.S. economy was finally recovering from the “Great Recession.” Modest improvements in sales, exports and job growth contributed to the positive momentum.

Along with the encouraging market news, however, economists also warned that the recovery most likely would be slow and uneven. The economy was still facing a high level of unemployment, and fiscal stress was hampering the efforts of federal, state and local governments. High budget deficits were putting a strain on social support systems. In addition, consumers continued to deleverage their weak balance sheets by decreasing personal spending and increasing the national savings rate.

By the end of the first quarter of 2010, government incentives for new housing purchases had ended, putting more pressure on the ailing residential housing market. With housing prices depressed, sales of homes and, consequently, the mobility of workers decreased as consumers were confronted with mortgages that were greater than the current market value of their homes.

During the second quarter, the pace of economic growth slowed and the markets experienced significant volatility. Residential housing and lending activity declined further, and many of the measures that had shown improvement toward the end of 2009, such as sales, exports and job growth, showed a declining rate of improvement. Although the level of unemployment remained elevated, the tender beginnings of continuous job growth became evident.

From a global perspective, the challenging economic situation in Greece caused fear and subsequently prompted a sharp correction in the markets worldwide. Investors feared that Greece’s problems would spread further across Europe, especially because similar economic conditions were plaguing Spain, Portugal, Ireland and Italy.

The third quarter of 2010 opened with investors still nervous about European economic prospects, and economists debating about whether or not a “double-dip” recession was looming. The National Bureau of Economic Research announced in late September that the “Great Recession” officially ended in June 2009. This positive news coupled with the recent economic data continued to reinforce indications that the path to a full recovery would be choppy and sluggish.

By the end of the third quarter, unemployment remained a concern; the number of discouraged workers (people who are unemployed but have stopped looking for work) had spiked by 206% since the recession began. The world markets worked to overcome a variety of global economic hurdles. Gradual improvement took place in the financial and household sectors, and corporate balance sheets as well as corporate real estate markets strengthened. As the fiscal year drew to a close, the problem was not lack of economic growth, but rather the very slow speed of recovery and pace of economic growth.

For the annual reporting period ended October 31, 2010, large-capitalization U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.52%. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 27.64%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 26.58%.

International stocks and international emerging market stocks made gains during the annual reporting period ended October 31, 2010. For the annual reporting period, international stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained 8.36% and emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, advanced 23.56%.

For the annual reporting period ended October 31, 2010, corporate investment-grade bonds and high-yield bonds fueled the fixed-income market, which reported sustained, steady strength throughout the fiscal year. Spreads for both corporate and high-yield bonds over Treasuries were wide compared with long-term averages. Even so, as investors clamored for yield, increased inflows of new dollars into these types of securities pushed yields down significantly. For the annual reporting period, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 8.03%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 11.54%, while the BofAML 10+ Year US Corporate Index returned 13.31% for the same reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 6.24%, while the Dow Jones (DJ) Equity All REIT Index returned 42.57% for the period.

4 Annual Report 2010

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 15.66% versus 16.18% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 138 funds as of October 31, 2010) was 16.37% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 40% and 15%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk, and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with 33.48%, was the strongest in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a 36.57% return, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

None of the Fund’s underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Bond Index Fund (with a target allocation of 5%) returned 7.64%, providing the smallest relative contribution to overall Fund performance during the reporting period. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The top-performing component of this index was commercial mortgage-backed securities, which returned 21.63%, an indication that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index, U.S. Agency, returned 5.48% during the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board, as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities and fixed-income instruments designed for specific investment risk tolerances.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Annual Report 5

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	15.81%	2.55%	2.07%
	w/SC2	9.09%	1.34%	1.47%

Class B	w/o SC1	15.10%	1.86%	1.35%
	w/SC3	10.10%	1.54%	1.35%

Class C4	w/o SC1	15.15%	1.84%	1.34%
	w/SC5	14.15%	1.84%	1.34%

Class R2[6,7,8]		15.41%	2.24%	1.67%

Institutional Class[6,9]		16.19%	2.86%	2.24%

Service Class[6]		15.66%	2.45%	1.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.85%

Class B	1.55%

Class C	1.55%

Class R2	1.18%

Institutional Class	0.55%

Service Class	0.95%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI) (d) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).
(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2010

Shareholder	Nationwide Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,020.90	2.45	0.48
	Hypothetical	[c]	1,000.00	1,022.79	2.45	0.48

Class B Shares	Actual		1,000.00	1,018.60	6.16	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class C Shares	Actual		1,000.00	1,018.70	6.16	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class R2 Shares	Actual		1,000.00	1,019.30	4.38	0.86
	Hypothetical	[c]	1,000.00	1,020.87	4.38	0.86

Institutional	Actual		1,000.00	1,022.00	1.07	0.21
Class Shares	Hypothetical	[c]	1,000.00	1,024.15	1.07	0.21

Service Class	Actual		1,000.00	1,021.50	3.01	0.59
Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 7

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
October 31, 2010

Asset Allocation

Equity Funds	95.2%
Fixed Income Fund	4.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	40.0%
Nationwide International Index Fund, Institutional Class	29.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.1%
Nationwide Small Cap Index Fund, Institutional Class	10.1%
Nationwide Bond Index Fund, Institutional Class	4.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%
		Market
	Shares	Value

Equity Funds 95.2%
Nationwide International Index Fund, Institutional Class (a)	40,526,702	$296,250,193
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,871,788	149,595,799
Nationwide S&P 500 Index Fund, Institutional Class (a)	39,711,771	395,926,360
Nationwide Small Cap Index Fund, Institutional Class (a)	9,326,788	100,636,048

Total Equity Funds (cost $1,007,582,060)		942,408,400

Fixed Income Fund 4.9%
Nationwide Bond Index Fund, Institutional Class (a)	4,149,297	48,048,856

Total Fixed Income Fund (cost $45,172,457)		48,048,856

Total Mutual Funds (cost $1,052,754,517)		990,457,256

Total Investments (cost $1,052,754,517) (b) — 100.1%		990,457,256

Liabilities in excess of other assets — (0.1)%		(853,265)

NET ASSETS — 100.0%		$989,603,991

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 9

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Investor Destinations
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,052,754,517)	$990,457,256
Receivable for capital shares issued	733,804
Prepaid expenses and other assets	28,978

Total Assets	991,220,038

Liabilities:
Payable for investments purchased	483,084
Payable for capital shares redeemed	479,622
Cash Overdraft (Note 2)	30,454
Accrued expenses and other payables:
Investment advisory fees	108,582
Fund administration fees	29,615
Distribution fees	264,974
Administrative servicing fees	97,897
Accounting and transfer agent fees	24,658
Trustee fees	6,001
Custodian fees	7,192
Compliance program costs (Note 3)	4,961
Professional fees	42,587
Printing fees	18,382
Other	18,038

Total Liabilities	1,616,047

Net Assets	$989,603,991

Represented by:
Capital	$1,082,399,431
Accumulated net realized losses from investment transactions with affiliates	(30,498,179)
Net unrealized appreciation/(depreciation) from investments in affiliates	(62,297,261)

Net Assets	$989,603,991

Net Assets:
Class A Shares	$49,682,066
Class B Shares	11,618,585
Class C Shares	67,454,100
Class R2 Shares	84,348,618
Institutional Class Shares	57,247,781
Service Class Shares	719,252,841

Total	$989,603,991

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,107,581
Class B Shares	1,454,419
Class C Shares	8,468,495
Class R2 Shares	10,524,540
Institutional Class Shares	6,977,886
Service Class Shares	88,340,440

Total	121,873,361

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2010

Nationwide
Investor Destinations
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.13
Class B Shares (a)	$7.99
Class C Shares (b)	$7.97
Class R2 Shares	$8.01
Institutional Class Shares	$8.20
Service Class Shares	$8.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.63

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 11

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Investor Destinations
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$18,061,439
Interest income from non-affiliates	26

Total Income	18,061,465

EXPENSES:
Investment advisory fees	1,214,848
Fund administration fees	163,957
Distribution fees Class A	117,684
Distribution fees Class B	122,082
Distribution fees Class C	703,624
Distribution fees Class R2	374,715
Distribution fees Service Class	1,698,585
Administrative servicing fees Class A	17,287
Administrative servicing fees Class R2	102,833
Administrative servicing fees Service Class	948,268
Registration and filing fees	61,630
Professional fees	61,234
Printing fees	39,229
Trustee fees	31,039
Custodian fees	47,800
Accounting and transfer agent fees	217,891
Compliance program costs (Note 3)	5,425
Other	37,777

Total expenses before earnings credit	5,965,908
Earnings credit (Note 5)	(1,234)

Net Expenses	5,964,674

NET INVESTMENT INCOME	12,096,791

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(8,602,748)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	131,945,740

Net realized/unrealized gains from affiliated investments	123,342,992

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$135,439,783

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$12,096,791	$13,328,432
Net realized gains/(losses) from investment transactions	(8,602,748)	4,103,906
Net change in unrealized appreciation from investments	131,945,740	95,388,606

Change in net assets resulting from operations	135,439,783	112,820,944

Distributions to Shareholders From:
Net investment income:
Class A	(628,040)	(729,907)
Class B	(114,014)	(155,545)
Class C	(663,414)	(868,158)
Class R2 (a)	(888,278)	(792,890)
Institutional Class	(827,046)	(656,082)
Service Class	(9,291,388)	(10,629,972)
Net realized gains:
Class A	(1,155,217)	(2,776,469)
Class B	(327,150)	(861,874)
Class C	(1,881,259)	(4,746,056)
Class R2 (a)	(1,780,678)	(2,841,497)
Institutional Class	(1,163,010)	(1,826,127)
Service Class	(16,968,162)	(38,778,254)

Change in net assets from shareholder distributions	(35,687,656)	(65,662,831)

Change in net assets from capital transactions	20,287,309	98,976,157

Change in net assets	120,039,436	146,134,270

Net Assets:
Beginning of year	869,564,555	723,430,285

End of year	$989,603,991	$869,564,555

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,679,534	$8,554,931
Dividends reinvested	1,149,899	2,412,676
Cost of shares redeemed	(12,990,670)	(13,892,501)

Total Class A	4,838,763	(2,924,894)

Class B Shares
Proceeds from shares issued	471,475	902,881
Dividends reinvested	300,919	656,608
Cost of shares redeemed	(2,659,715)	(1,910,523)

Total Class B	(1,887,321)	(351,034)

Class C Shares
Proceeds from shares issued	10,723,750	12,470,173
Dividends reinvested	928,666	1,829,530
Cost of shares redeemed	(21,605,481)	(16,515,802)

Total Class C	(9,953,065)	(2,216,099)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$19,440,406	$23,802,629
Dividends reinvested	2,479,115	3,304,761
Cost of shares redeemed	(9,766,505)	(4,363,354)

Total Class R2	12,153,016	22,744,036

Institutional Class Shares
Proceeds from shares issued	15,646,737	15,317,902
Dividends reinvested	1,990,056	2,482,209
Cost of shares redeemed	(8,576,665)	(3,360,067)

Total Institutional Class	9,060,128	14,440,044

Service Class Shares
Proceeds from shares issued	66,975,920	88,594,654
Dividends reinvested	26,258,288	49,407,322
Cost of shares redeemed	(87,158,420)	(70,717,872)

Total Service Class	6,075,788	67,284,104

Change in net assets from capital transactions	$20,287,309	$98,976,157

SHARE TRANSACTIONS:
Class A Shares
Issued	2,208,224	1,367,928
Reinvested	152,422	401,814
Redeemed	(1,704,860)	(2,299,399)

Total Class A Shares	655,786	(529,657)

Class B Shares
Issued	62,851	145,246
Reinvested	40,501	111,166
Redeemed	(356,460)	(305,449)

Total Class B Shares	(253,108)	(49,037)

Class C Shares
Issued	1,433,240	2,049,280
Reinvested	125,309	310,740
Redeemed	(2,878,589)	(2,642,752)

Total Class C Shares	(1,320,040)	(282,732)

Class R2 Shares (a)
Issued	2,587,214	3,809,648
Reinvested	332,975	556,082
Redeemed	(1,303,450)	(676,410)

Total Class R2 Shares	1,616,739	3,689,320

Institutional Class Shares
Issued	2,045,688	2,311,448
Reinvested	261,456	407,977
Redeemed	(1,110,573)	(520,330)

Total Institutional Class Shares	1,196,571	2,199,095

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2010

	Nationwide Investor Destinations Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	8,747,826	14,060,517
Reinvested	3,470,150	8,213,605
Redeemed	(11,416,758)	(11,178,877)

Total Service Class Shares	801,218	11,095,245

Total change in shares	2,697,166	16,122,234

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%	$49,682,066	0.49%	1.44%	0.49%	8.89%
Year Ended October 31, 2009 (d)	$7.02	0.13	0.78	0.91	(0.13)	(0.50)	(0.63)	$7.30	14.98%	$39,797,434	0.55%	1.99%	0.55%	11.99%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%)	$41,992,722	0.48%	1.88%	0.48%	16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%	$90,083,962	0.45%	1.67%	0.45%	3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%	$61,216,843	0.45%	1.27%	0.46%	4.80%

Class B Shares
Year Ended October 31, 2010 (d)	$7.19	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.99	15.10%	$11,618,585	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.93	0.08	0.77	0.85	(0.09)	(0.50)	(0.59)	$7.19	14.11%	$12,280,157	1.22%	1.32%	1.22%	11.99%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%)	$12,167,277	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%	$21,966,705	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%	$16,889,601	1.19%	0.64%	1.19%	4.80%

Class C Shares
Year Ended October 31, 2010 (d)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%	$67,454,100	1.20%	0.75%	1.20%	8.89%
Year Ended October 31, 2009 (d)	$6.91	0.09	0.76	0.85	(0.09)	(0.50)	(0.59)	$7.17	14.15%	$70,213,439	1.22%	1.36%	1.22%	11.99%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%)	$69,599,437	1.20%	1.13%	1.21%	16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%	$127,449,809	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%	$93,557,002	1.19%	0.65%	1.19%	4.80%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%	$84,348,618	0.84%	1.07%	0.84%	8.89%
Year Ended October 31, 2009 (d)	$6.95	0.10	0.77	0.87	(0.11)	(0.50)	(0.61)	$7.21	14.53%	$64,237,573	0.87%	1.56%	0.87%	11.99%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%)	$36,259,161	0.83%	1.47%	0.83%	16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%	$29,198,877	0.77%	1.19%	0.77%	3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%	$2,083,122	0.79%	0.88%	0.80%	4.80%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%	$57,247,781	0.20%	1.71%	0.20%	8.89%
Year Ended October 31, 2009 (d)	$7.08	0.14	0.79	0.93	(0.15)	(0.50)	(0.65)	$7.36	15.23%	$42,570,681	0.22%	2.17%	0.22%	11.99%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%)	$25,347,433	0.20%	2.09%	0.20%	16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%	$34,670,326	0.19%	1.80%	0.19%	3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%	$1,439,446	0.18%	1.74%	0.19%	4.80%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Service Class Shares
Year Ended October 31, 2010 (d)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%	$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (d)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%	$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%)	$538,064,255	0.60%	1.74%	0.60%	16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%	$914,795,698	0.59%	1.55%	0.59%	3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%	$676,249,456	0.59%	1.16%	0.60%	4.80%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 17

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 13.96% versus 14.66% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 557 funds as of October 31, 2010) was 14.38% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 35% and 15%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest in terms of performance, and the financials sector, with a 4.85% return, was the weakest in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a 36.57% return, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

None of the Fund’s underlying investments posted negative performance during the reporting period. The Fund’s investments in the Nationwide Enhanced Income Fund and the Nationwide Contract (with target allocations of approximately 2.5% each) returned 1.13% and 3.64%, respectively, providing the smallest relative contributions to Fund performance. These two investments in the Fund’s short-term bond asset class were small sources of positive relative performance, because their allocations to U.S. Treasuries were generally slightly negative during the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities and fixed-income instruments designed for specific investment risk tolerances.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

18 Annual Report 2010

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	14.19%	3.24%	2.69%
	w/SC2	7.59%	2.02%	2.08%

Class B	w/o SC1	13.29%	2.49%	1.94%
	w/SC3	8.29%	2.16%	1.94%

Class C4	w/o SC1	13.31%	2.49%	1.96%
	w/SC5	12.31%	2.49%	1.96%

Class R2[6,7,8]		13.65%	2.88%	2.26%

Institutional Class[6,9]		14.39%	3.48%	2.82%

Service Class[6]		13.96%	3.10%	2.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.82%

Class B	1.54%

Class C	1.54%

Class R2	1.18%

Institutional Class	0.54%

Service Class	0.94%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderately Aggressive Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 19

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Aggressive Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,025.70	2.45	0.48
	Hypothetical	[c]	1,000.00	1,022.79	2.45	0.48

Class B Shares	Actual		1,000.00	1,021.20	6.11	1.20
	Hypothetical	[c]	1,000.00	1,019.16	6.11	1.20

Class C Shares	Actual		1,000.00	1,021.30	6.11	1.20
	Hypothetical	[c]	1,000.00	1,019.16	6.11	1.20

Class R2 Shares	Actual		1,000.00	1,023.20	4.23	0.83
	Hypothetical	[c]	1,000.00	1,021.02	4.23	0.83

Institutional Class Shares	Actual		1,000.00	1,026.00	1.02	0.20
	Hypothetical	[c]	1,000.00	1,024.20	1.02	0.20

Service Class Shares	Actual		1,000.00	1,024.10	2.96	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

20 Annual Report 2010

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
October 31, 2010

Asset Allocation

Equity Funds	80.6%
Fixed Income Funds	17.1%
Fixed Contract	2.4%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	35.2%
Nationwide International Index Fund, Institutional Class	25.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.2%
Nationwide Bond Index Fund, Institutional Class	14.6%
Nationwide Small Cap Index Fund, Institutional Class	5.1%
Nationwide Enhanced Income Fund, Institutional Class	2.4%
Nationwide Fixed Contract	2.4%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 21

Statement of Investments
October 31, 2010

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.7%
		Market
	Shares	Value

Equity Funds 80.6%
Nationwide International Index Fund, Institutional Class (a)	56,928,250	$416,145,508
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	18,316,139	252,030,075
Nationwide S&P 500 Index Fund, Institutional Class (a)	58,547,463	583,718,209
Nationwide Small Cap Index Fund, Institutional Class (a)	7,852,326	84,726,591

Total Equity Funds (cost $1,398,940,005)		1,336,620,383

Fixed Income Funds 17.1%
Nationwide Bond Index Fund, Institutional Class (a)	20,965,332	242,778,547
Nationwide Enhanced Income Fund, Institutional Class (a)	4,470,319	40,545,792

Total Fixed Income Funds (cost $268,984,970)		283,324,339

Total Mutual Funds (cost $1,667,924,975)		1,619,944,722

Fixed Contract 2.4%
	Principal	Market
	Amount	Value

Nationwide Fixed Contract, 3.60% (a)(b)	$40,063,311	$40,063,311

Total Fixed Contract (cost $40,063,311)		40,063,311

Total Investments (cost $1,707,988,286) (c) — 100.1%		1,660,008,033

Liabilities in excess of other assets — (0.1)%		(1,225,155)

NET ASSETS — 100.0%		$1,658,782,878

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

22 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide Investor
Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,707,988,286)	$1,660,008,033
Receivable for capital shares issued	628,963
Prepaid expenses and other assets	28,695

Total Assets	1,660,665,691

Liabilities:
Payable for investments purchased	222,194
Payable for capital shares redeemed	636,689
Cash Overdraft (Note 2)	5,683
Accrued expenses and other payables:
Investment advisory fees	181,817
Fund administration fees	45,790
Distribution fees	457,186
Administrative servicing fees	149,367
Accounting and transfer agent fees	35,478
Trustee fees	10,104
Custodian fees	11,834
Compliance program costs (Note 3)	8,176
Professional fees	62,462
Printing fees	25,431
Other	30,602

Total Liabilities	1,882,813

Net Assets	$1,658,782,878

Represented by:
Capital	$1,745,953,512
Accumulated undistributed net investment income	217,128
Accumulated net realized losses from investment transactions with affiliates	(39,407,509)
Net unrealized appreciation/(depreciation) from investments in affiliates	(47,980,253)

Net Assets	$1,658,782,878

Net Assets:
Class A Shares	$79,563,235
Class B Shares	21,474,892
Class C Shares	131,008,292
Class R2 Shares	176,660,604
Institutional Class Shares	130,223,401
Service Class Shares	1,119,852,454

Total	$1,658,782,878

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,045,791
Class B Shares	2,486,577
Class C Shares	15,169,978
Class R2 Shares	20,450,611
Institutional Class Shares	14,816,516
Service Class Shares	127,562,626

Total	189,532,099

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 23

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations Moderately
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.80
Class B Shares (a)	$8.64
Class C Shares (b)	$8.64
Class R2 Shares	$8.64
Institutional Class Shares	$8.79
Service Class Shares	$8.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.34

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Investor
Destinations Moderately
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$32,997,303
Interest income from affiliates	1,338,597
Interest income from non-affiliates	6

Total Income	34,335,906

EXPENSES:
Investment advisory fees	2,035,229
Fund administration fees	254,816
Distribution fees Class A	198,133
Distribution fees Class B	238,204
Distribution fees Class C	1,319,871
Distribution fees Class R2	786,762
Distribution fees Service Class	2,665,320
Administrative servicing fees Class A	25,493
Administrative servicing fees Class R2	218,466
Administrative servicing fees Service Class	1,474,731
Registration and filing fees	64,153
Professional fees	93,787
Printing fees	61,197
Trustee fees	52,347
Custodian fees	78,621
Accounting and transfer agent fees	314,091
Compliance program costs (Note 3)	9,024
Other	60,585

Total expenses before earnings credit	9,950,830
Earnings credit (Note 5)	(1,901)

Net Expenses	9,948,929

NET INVESTMENT INCOME	24,386,977

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(9,949,444)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	188,138,344

Net realized/unrealized gains from affiliates investments	178,188,900

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$202,575,877

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 25

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$24,386,977	$25,506,762
Net realized gains/(losses) from investment transactions	(9,949,444)	3,402,376
Net change in unrealized appreciation from investments	188,138,344	160,665,518

Change in net assets resulting from operations	202,575,877	189,574,656

Distributions to Shareholders From:
Net investment income:
Class A	(1,337,940)	(1,527,971)
Class B	(259,574)	(370,798)
Class C	(1,445,918)	(1,911,121)
Class R2 (a)	(2,125,165)	(1,952,895)
Institutional Class	(2,094,461)	(1,482,266)
Service Class	(16,906,773)	(18,877,506)
Net realized gains:
Class A	(1,514,183)	(5,117,352)
Class B	(492,867)	(1,878,323)
Class C	(2,617,633)	(9,553,996)
Class R2 (a)	(2,783,918)	(6,600,125)
Institutional Class	(1,780,710)	(3,933,422)
Service Class	(20,065,721)	(64,503,068)

Change in net assets from shareholder distributions	(53,424,863)	(117,708,843)

Change in net assets from capital transactions	45,223,824	165,176,859

Change in net assets	194,374,838	237,042,672

Net Assets:
Beginning of year	1,464,408,040	1,227,365,368

End of year	$1,658,782,878	$1,464,408,040

Accumulated undistributed net investment income at end of year	$217,128	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,105,116	$22,311,147
Dividends reinvested	1,779,293	3,868,733
Cost of shares redeemed	(23,817,098)	(19,735,016)

Total Class A	(3,932,689)	6,444,864

Class B Shares
Proceeds from shares issued	692,366	1,347,714
Dividends reinvested	550,793	1,569,358
Cost of shares redeemed	(6,886,818)	(4,826,391)

Total Class B	(5,643,659)	(1,909,319)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2010

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$15,496,042	$23,410,766
Dividends reinvested	1,329,205	3,342,025
Cost of shares redeemed	(29,290,536)	(31,904,497)

Total Class C	(12,465,289)	(5,151,706)

Class R2 Shares (a)
Proceeds from shares issued	37,038,347	40,599,268
Dividends reinvested	4,686,236	8,143,620
Cost of shares redeemed	(14,177,236)	(6,666,994)

Total Class R2	27,547,347	42,075,894

Institutional Class Shares

Proceeds from shares issued	40,547,735	28,217,584
Dividends reinvested	3,875,171	5,415,689
Cost of shares redeemed	(10,455,950)	(5,863,691)

Total Institutional Class	33,966,956	27,769,582

Service Class Shares
Proceeds from shares issued	91,931,761	117,176,153
Dividends reinvested	36,972,440	83,380,449
Cost of shares redeemed	(123,153,043)	(104,609,058)

Total Service Class	5,751,158	95,947,544

Change in net assets from capital transactions	$45,223,824	$165,176,859

SHARE TRANSACTIONS:
Class A Shares
Issued	2,186,798	3,171,825
Reinvested	215,825	575,001
Redeemed	(2,874,725)	(2,823,311)

Total Class A Shares	(472,102)	923,515

Class B Shares
Issued	84,718	200,737
Reinvested	68,116	237,943
Redeemed	(842,787)	(714,622)

Total Class B Shares	(689,953)	(275,942)

Class C Shares
Issued	1,894,763	3,403,931
Reinvested	164,366	506,507
Redeemed	(3,584,836)	(4,649,872)

Total Class C Shares	(1,525,707)	(739,434)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 27

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class R2 Shares (a)
Issued	4,515,333	5,887,190
Reinvested	579,552	1,230,394
Redeemed	(1,737,301)	(945,727)

Total Class R2 Shares	3,357,584	6,171,857

Institutional Class Shares
Issued	4,876,604	3,861,212
Reinvested	469,942	803,319
Redeemed	(1,263,081)	(854,120)

Total Institutional Class Shares	4,083,465	3,810,411

Service Class Shares
Issued	11,047,529	16,661,947
Reinvested	4,496,295	12,420,424
Redeemed	(14,843,865)	(15,109,265)

Total Service Class Shares	699,959	13,973,106

Total change in shares	5,453,246	23,863,513

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2010 (d)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%	$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%	$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%)	$66,098,117	0.46%	2.21%	0.46%	23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%	$110,994,304	0.44%	2.09%	0.44%	2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%	$83,365,165	0.46%	1.65%	0.47%	6.67%

Class B Shares
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%	$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%	$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$26,143,633	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$44,365,796	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%	$39,398,958	1.19%	1.03%	1.20%	6.67%

Class C Shares
Year Ended October 31, 2010 (d)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%	$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (d)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%	$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$132,062,033	1.20%	1.47%	1.20%	23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$229,820,512	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%	$192,829,644	1.19%	1.03%	1.20%	6.67%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%	$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (d)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%	$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%)	$82,732,049	0.84%	1.81%	0.84%	23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%	$57,399,585	0.79%	1.69%	0.79%	2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%	$2,847,424	0.80%	1.73%	0.80%	6.67%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%	$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (d)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%	$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%)	$53,214,335	0.20%	2.44%	0.20%	23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%	$65,583,607	0.19%	2.22%	0.19%	2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%	$3,863,570	0.19%	2.07%	0.20%	6.67%

Service Class Shares
Year Ended October 31, 2010 (d)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%	$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (d)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%	$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%)	$867,115,201	0.60%	2.07%	0.60%	23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%	$1,389,856,875	0.58%	1.97%	0.58%	2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%	$1,077,126,226	0.59%	1.54%	0.60%	6.67%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 29

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 11.76% versus 12.24% for its composite benchmark, 60% Standard & Poor’s® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 516 funds as of October 31, 2010) was 13.15% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 10%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a 36.57% return, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

None of the Fund’s underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 2.5%) returned 0.00% and provided no meaningful contribution to Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities and fixed-income instruments designed for specific investment risk tolerances.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

30 Annual Report 2010

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	11.86%	3.65%	3.13%
	w/SC2	5.43%	2.42%	2.52%

Class B	w/o SC1	11.14%	2.90%	2.39%
	w/SC3	6.14%	2.58%	2.39%

Class C4	w/o SC1	11.09%	2.90%	2.38%
	w/SC5	10.09%	2.90%	2.38%

Class R2[6,7,8]		11.56%	3.31%	2.71%

Institutional Class[6,9]		12.19%	3.92%	3.28%

Service Class[6]		11.76%	3.52%	3.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense
Ratio*

Class A	0.81%

Class B	1.53%

Class C	1.53%

Class R2	1.16%

Institutional Class	0.53%

Service Class	0.93%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderate Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 31

Shareholder	Nationwide Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderate Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,023.70	2.45	0.48
	Hypothetical	[c]	1,000.00	1,022.79	2.45	0.48

Class B Shares	Actual		1,000.00	1,020.10	6.16	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class C Shares	Actual		1,000.00	1,020.40	6.16	1.21
	Hypothetical	[c]	1,000.00	1,019.11	6.16	1.21

Class R2 Shares	Actual		1,000.00	1,022.50	4.28	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Institutional Class	Actual		1,000.00	1,025.30	1.07	0.21
Shares	Hypothetical	[c]	1,000.00	1,024.15	1.07	0.21

Service Class Shares	Actual		1,000.00	1,023.40	2.96	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

32 Annual Report 2010

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
October 31, 2010

Asset Allocation

Equity Funds	60.9%
Fixed Income Funds	30.9%
Fixed Contract	6.8%
Money Market Fund	1.5%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.4%
Nationwide Bond Index Fund, Institutional Class	24.5%
Nationwide International Index Fund, Institutional Class	15.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.2%
Nationwide Fixed Contract	6.8%
Nationwide Enhanced Income Fund, Institutional Class	6.4%
Nationwide Small Cap Index Fund, Institutional Class	5.1%
Nationwide Money Market Fund, Institutional Class	1.5%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 33

Statement of Investments
October 31, 2010

Nationwide Investor Destinations Moderate Fund

Mutual Funds 93.3%
		Market
	Shares	Value

Equity Funds 60.9%
Nationwide International Index Fund, Institutional Class (a)	29,827,899	$218,041,941
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,661,381	146,700,602
Nationwide S&P 500 Index Fund, Institutional Class (a)	43,822,955	436,914,864
Nationwide Small Cap Index Fund, Institutional Class (a)	6,858,506	74,003,274

Total Equity Funds (cost $883,735,263)		875,660,681

Fixed Income Funds 30.9%
Nationwide Bond Index Fund, Institutional Class (a)	30,505,262	353,250,931
Nationwide Enhanced Income Fund, Institutional Class (a)	10,086,443	91,484,041

Total Fixed Income Funds (cost $423,373,008)		444,734,972

Money Market Fund 1.5%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	21,030,891	21,030,891

Total Money Market Fund (cost $21,030,891)		21,030,891

Total Mutual Funds (cost $1,328,139,162)		1,341,426,544

Fixed Contract 6.8%
	Principal	Market
	Amount	Value

Nationwide Fixed Contract, 3.60% (a)(c)	$98,497,076	$98,497,076

Total Fixed Contract (cost $98,497,076)		98,497,076

Total Investments (cost $1,426,636,238) (d) — 100.1%		1,439,923,620

Liabilities in excess of other assets — (0.1)%		(926,569)

NET ASSETS — 100.0%		$1,438,997,051

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide Investor
Destinations
Moderate Fund

Assets:
Investments in affiliates, at value (cost $1,426,636,238)	$1,439,923,620
Receivable for capital shares issued	831,281
Prepaid expenses and other assets	33,496

Total Assets	1,440,788,397

Liabilities:
Payable for investments purchased	372,532
Payable for capital shares redeemed	490,363
Cash Overdraft (Note 2)	28,090
Accrued expenses and other payables:
Investment advisory fees	158,024
Fund administration fees	39,262
Distribution fees	411,465
Administrative servicing fees	127,458
Accounting and transfer agent fees	32,987
Trustee fees	9,108
Custodian fees	10,038
Compliance program costs (Note 3)	6,874
Professional fees	54,871
Printing fees	23,237
Other	27,037

Total Liabilities	1,791,346

Net Assets	$1,438,997,051

Represented by:
Capital	$1,459,145,784
Accumulated undistributed net investment income	1,021,084
Accumulated net realized losses from investment transactions with affiliates	(34,457,199)
Net unrealized appreciation/(depreciation) from investments in affiliates	13,287,382

Net Assets	$1,438,997,051

Net Assets:
Class A Shares	$96,798,604
Class B Shares	17,847,479
Class C Shares	142,313,710
Class R2 Shares	158,746,294
Institutional Class Shares	131,966,219
Service Class Shares	891,324,745

Total	$1,438,997,051

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,485,566
Class B Shares	1,963,717
Class C Shares	15,724,601
Class R2 Shares	17,627,619
Institutional Class Shares	14,427,435
Service Class Shares	97,512,842

Total	157,741,780

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 35

Statement of Assets and Liabilities (Continued)

Nationwide Investor
Destinations
Moderate Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.23
Class B Shares (a)	$9.09
Class C Shares (b)	$9.05
Class R2 Shares	$9.01
Institutional Class Shares	$9.15
Service Class Shares	$9.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Investor
Destinations
Moderate Fund

INVESTMENT INCOME:
Dividend income from affiliates	$29,523,504
Interest income from affiliates	2,911,577
Interest income from non-affiliates	10

Total Income	32,435,091

EXPENSES:
Investment advisory fees	1,762,174
Fund administration fees	220,324
Distribution fees Class A	217,606
Distribution fees Class B	205,610
Distribution fees Class C	1,425,825
Distribution fees Class R2	709,170
Distribution fees Service Class	2,132,900
Administrative servicing fees Class A	22,956
Administrative servicing fees Class R2	189,614
Administrative servicing fees Service Class	1,194,641
Registration and filing fees	64,997
Professional fees	76,528
Printing fees	52,825
Trustee fees	52,396
Custodian fees	66,531
Accounting and transfer agent fees	318,442
Compliance program costs (Note 3)	7,734
Other	55,740

Total expenses before earnings credit	8,776,013
Earnings credit (Note 5)	(1,450)

Net Expenses	8,774,563

NET INVESTMENT INCOME	23,660,528

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(8,862,755)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	134,240,041

Net realized/unrealized gains from affiliated investments	125,377,286

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$149,037,814

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 37

Statements of Changes in Net Assets

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$23,660,528	$24,108,196
Net realized losses from investment transactions	(8,862,755)	(16,738,494)
Net change in unrealized appreciation from investments	134,240,041	137,797,114

Change in net assets resulting from operations	149,037,814	145,166,816

Distributions to Shareholders From:
Net investment income:
Class A	(969,201)	(1,552,381)
Class B	(258,783)	(384,280)
Class C	(1,797,472)	(2,212,497)
Class R2 (a)	(2,281,563)	(2,247,522)
Institutional Class	(2,456,130)	(1,903,311)
Service Class	(15,661,748)	(16,533,590)
Net realized gains:
Class A	(277,037)	(5,646,662)
Class B	(80,690)	(2,071,873)
Class C	(510,966)	(11,252,124)
Class R2 (a)	(464,687)	(6,907,953)
Institutional Class	(349,415)	(5,702,093)
Service Class	(2,975,766)	(61,743,121)

Change in net assets from shareholder distributions	(28,083,458)	(118,157,407)

Change in net assets from capital transactions	55,130,922	148,452,845

Change in net assets	176,085,278	175,462,254

Net Assets:
Beginning of year	1,262,911,773	1,087,449,519

End of year	$1,438,997,051	$1,262,911,773

Accumulated undistributed net investment income at end of year	$1,021,084	$785,471

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$36,467,971	$20,420,404
Dividends reinvested	728,955	4,540,137
Cost of shares redeemed	(22,322,955)	(17,215,405)

Total Class A	14,873,971	7,745,136

Class B Shares
Proceeds from shares issued	787,164	1,407,617
Dividends reinvested	198,123	1,340,998
Cost of shares redeemed	(7,479,994)	(5,000,954)

Total Class B	(6,494,707)	(2,252,339)

Class C Shares
Proceeds from shares issued	19,014,303	31,711,577
Dividends reinvested	823,836	3,964,429
Cost of shares redeemed	(29,057,410)	(35,473,487)

Total Class C	(9,219,271)	202,519

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2010

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$38,135,876	$44,742,885
Dividends reinvested	2,548,240	8,319,991
Cost of shares redeemed	(17,955,064)	(9,320,702)

Total Class R2	22,729,052	43,742,174

Institutional Class Shares
Proceeds from shares issued	41,324,296	22,607,565
Dividends reinvested	2,805,498	7,605,387
Cost of shares redeemed	(12,804,575)	(7,769,280)

Total Institutional Class	31,325,219	22,443,672

Service Class Shares
Proceeds from shares issued	95,442,290	96,750,696
Dividends reinvested	18,637,514	78,276,531
Cost of shares redeemed	(112,163,146)	(98,455,544)

Total Service Class	1,916,658	76,571,683

Change in net assets from capital transactions	$55,130,922	$148,452,845

SHARE TRANSACTIONS:
Class A Shares
Issued	4,171,259	2,630,212
Reinvested	82,792	620,235
Redeemed	(2,534,472)	(2,298,045)

Total Class A Shares	1,719,579	952,402

Class B Shares
Issued	90,914	192,443
Reinvested	23,037	184,875
Redeemed	(862,031)	(671,242)

Total Class B Shares	(748,080)	(293,924)

Class C Shares
Issued	2,200,421	4,279,468
Reinvested	96,073	547,578
Redeemed	(3,360,821)	(4,708,032)

Total Class C Shares	(1,064,327)	119,014

Class R2 Shares (a)
Issued	4,440,151	5,943,406
Reinvested	297,932	1,153,201
Redeemed	(2,097,619)	(1,238,161)

Total Class R2 Shares	2,640,464	5,858,446

Institutional Class Shares
Issued	4,727,127	2,912,298
Reinvested	322,413	1,038,161
Redeemed	(1,463,631)	(1,044,865)

Total Institutional Class Shares	3,585,909	2,905,594

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 39

Statements of Changes in Net Assets (Continued)

	Nationwide Investor
	Destinations Moderate Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	10,921,540	12,690,037
Reinvested	2,146,127	10,712,040
Redeemed	(12,860,591)	(13,091,250)

Total Service Class Shares	207,076	10,310,827

Total change in shares	6,340,621	19,852,359

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2010 (d)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%	$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%	$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%)	$64,773,015	0.46%	2.56%	0.46%	21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%	$89,397,222	0.44%	2.59%	0.44%	2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%	$68,921,688	0.46%	2.16%	0.46%	8.40%

Class B Shares
Year Ended October 31, 2010 (d)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%	$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%	$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%)	$24,758,716	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%	$38,474,634	1.18%	1.85%	1.18%	2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%	$35,436,566	1.18%	1.51%	1.19%	8.40%

Class C Shares
Year Ended October 31, 2010 (d)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%	$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%	$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%)	$136,846,923	1.21%	1.82%	1.21%	21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%	$212,829,000	1.18%	1.86%	1.18%	2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%	$184,788,048	1.18%	1.51%	1.19%	8.40%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%	$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (d)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%	$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%)	$74,954,889	0.84%	2.16%	0.84%	21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%	$53,929,660	0.76%	2.21%	0.76%	2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%	$4,025,758	0.79%	1.88%	0.79%	8.40%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%	$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (d)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%	$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%)	$65,760,859	0.20%	2.81%	0.21%	21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%	$81,099,547	0.19%	2.78%	0.19%	2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%	$3,119,086	0.21%	2.55%	0.21%	8.40%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 41

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Service Class Shares
Year Ended October 31, 2010 (d)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%	$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (d)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%	$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%)	$720,355,117	0.59%	2.42%	0.60%	21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%	$1,371,857,017	0.58%	2.45%	0.58%	2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%	$1,152,756,459	0.58%	2.05%	0.59%	8.40%

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

42 Annual Report 2010

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 9.22% versus 9.72% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 516 funds as of October 31, 2010) was 13.15% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 20% and 10%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a 36.57% return, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

None of the Fund’s underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 7.5%) returned 0.00% and provided no meaningful contribution to Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board, as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities and fixed-income instruments designed for specific investment risk tolerances.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Annual Report 43

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	9.38%	4.07%	3.64%
	w/SC2	3.11%	2.85%	3.03%

Class B	w/o SC1	8.58%	3.32%	2.94%
	w/SC3	3.58%	2.98%	2.94%

Class C4	w/o SC1	8.65%	3.34%	2.94%
	w/SC5	7.65%	3.34%	2.94%

Class R2[6,7,8]		9.00%	3.76%	3.28%

Institutional Class[6,9]		9.74%	4.37%	3.83%

Service Class[6]		9.22%	3.95%	3.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.89%	0.88%

Class B	1.57%	1.56%

Class C	1.57%	1.56%

Class R2	1.21%	1.20%

Institutional Class	0.57%	0.56%

Service Class	0.97%	0.96%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflect contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Moderately Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44 Annual Report 2010

Shareholder	Nationwide Investor Destinations Moderately Conservative Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Conservative Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,026.40	2.60	0.51
	Hypothetical	[c]	1,000.00	1,022.63	2.60	0.51

Class B Shares	Actual		1,000.00	1,022.70	6.27	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23

Class C Shares	Actual		1,000.00	1,022.80	6.27	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23

Class R2 Shares	Actual		1,000.00	1,024.60	4.39	0.86
	Hypothetical	[c]	1,000.00	1,020.87	4.38	0.86

Institutional Class	Actual		1,000.00	1,028.70	1.18	0.23
Shares	Hypothetical	[c]	1,000.00	1,024.05	1.17	0.23

Service Class Shares	Actual		1,000.00	1,025.70	3.11	0.61
	Hypothetical	[c]	1,000.00	1,022.13	3.11	0.61

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 45

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund

October 31, 2010

Asset Allocation

Fixed Income Funds	44.5%
Equity Funds	40.8%
Fixed Contract	10.9%
Money Market Fund	3.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide Bond Index Fund, Institutional Class	34.6%
Nationwide S&P 500 Index Fund, Institutional Class	20.4%
Nationwide Fixed Contract	10.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.2%
Nationwide International Index Fund, Institutional Class	10.2%
Nationwide Enhanced Income Fund, Institutional Class	9.8%
Nationwide Money Market Fund, Institutional Class	3.9%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 89.2%
		Market
	Shares	Value

Equity Funds 40.8%
Nationwide International Index Fund, Institutional Class (a)	6,595,419	$48,212,515
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	3,536,965	48,668,634
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,691,854	96,627,779

Total Equity Funds (cost $181,968,918)		193,508,928

Fixed Income Funds 44.5%
Nationwide Bond Index Fund, Institutional Class (a)	14,176,411	164,162,837
Nationwide Enhanced Income Fund, Institutional Class (a)	5,152,147	46,729,974

Total Fixed Income Funds (cost $201,686,305)		210,892,811

Money Market Fund 3.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	18,533,382	18,533,382

Total Money Market Fund (cost $18,533,382)		18,533,382

Total Mutual Funds (cost $402,188,605)		422,935,121

Fixed Contract 10.9%
	Principal	Market
	Amount	Value

Nationwide Fixed Contract, 3.60% (a)(c)	$51,557,648	$51,557,648

Total Fixed Contract (cost $51,557,648)		51,557,648

Total Investments (cost $453,746,253) (d) — 100.1%		474,492,769

Liabilities in excess of other assets — (0.1)%		(348,083)

NET ASSETS — 100.0%		$474,144,686

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 47

Statement of Assets and Liabilities
October 31, 2010

Nationwide Investor
Destinations Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $453,746,253)	$474,492,769
Cash	31,990
Receivable for investments sold	258,830
Receivable for capital shares issued	199,298
Prepaid expenses and other assets	31,158

Total Assets	475,014,045

Liabilities:
Payable for capital shares redeemed	558,005
Accrued expenses and other payables:
Investment advisory fees	52,269
Fund administration fees	15,615
Distribution fees	137,016
Administrative servicing fees	55,494
Accounting and transfer agent fees	8,026
Trustee fees	3,276
Custodian fees	3,220
Compliance program costs (Note 3)	2,138
Professional fees	20,343
Printing fees	5,302
Other	8,655

Total Liabilities	869,359

Net Assets	$474,144,686

Represented by:
Capital	$468,317,752
Accumulated undistributed net investment income	620,203
Accumulated net realized losses from investment transactions with affiliates	(15,539,785)
Net unrealized appreciation/(depreciation) from investments in affiliates	20,746,516

Net Assets	$474,144,686

Net Assets:
Class A Shares	$33,209,551
Class B Shares	4,807,063
Class C Shares	40,700,682
Class R2 Shares	72,987,185
Institutional Class Shares	38,719,904
Service Class Shares	283,720,301

Total	$474,144,686

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,367,839
Class B Shares	487,431
Class C Shares	4,143,618
Class R2 Shares	7,393,111
Institutional Class Shares	3,895,514
Service Class Shares	28,645,291

Total	47,932,804

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2010

Nationwide Investor
Destinations Moderately
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.86
Class B Shares (a)	$9.86
Class C Shares (b)	$9.82
Class R2 Shares	$9.87
Institutional Class Shares	$9.94
Service Class Shares	$9.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 49

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Investor
Destinations Moderately
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$10,192,011
Interest income from affiliates	1,618,379

Total Income	11,810,390

EXPENSES:
Investment advisory fees	578,676
Fund administration fees	89,011
Distribution fees Class A	76,728
Distribution fees Class B	53,856
Distribution fees Class C	406,722
Distribution fees Class R2	321,401
Distribution fees Service Class	685,017
Administrative servicing fees Class A	13,111
Administrative servicing fees Class R2	89,977
Administrative servicing fees Service Class	396,069
Registration and filing fees	59,542
Professional fees	38,029
Printing fees	24,063
Trustee fees	15,578
Custodian fees	21,340
Accounting and transfer agent fees	82,491
Compliance program costs (Note 3)	2,488
Other	22,857

Total expenses before earnings credit	2,976,956
Earnings credit (Note 5)	(416)

Net Expenses	2,976,540

NET INVESTMENT INCOME	8,833,850

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(4,672,707)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	34,880,745

Net realized/unrealized gains from affiliated investments	30,208,038

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,041,888

The accompanying notes are an integral part of these financial statements.

50 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$8,833,850	$8,305,125
Net realized losses from investment transactions	(4,672,707)	(8,433,733)
Net change in unrealized appreciation from investments	34,880,745	43,833,932

Change in net assets resulting from operations	39,041,888	43,705,324

Distributions to Shareholders From:
Net investment income:
Class A	(668,322)	(625,699)
Class B	(77,667)	(104,260)
Class C	(586,501)	(656,403)
Class R2 (a)	(1,150,448)	(896,595)
Institutional Class	(724,205)	(372,828)
Service Class	(5,512,273)	(5,912,802)
Net realized gains:
Class A	–	(662,773)
Class B	–	(151,799)
Class C	–	(912,449)
Class R2 (a)	–	(868,064)
Institutional Class	–	(310,499)
Service Class	–	(6,366,470)

Change in net assets from shareholder distributions	(8,719,416)	(17,840,641)

Change in net assets from capital transactions	33,559,372	47,511,218

Change in net assets	63,881,844	73,375,901

Net Assets:
Beginning of year	410,262,842	336,886,941

End of year	$474,144,686	$410,262,842

Accumulated undistributed net investment income at end of year	$620,203	$505,732

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,464,939	$7,487,896
Dividends reinvested	468,969	915,945
Cost of shares redeemed	(9,337,328)	(5,635,420)

Total Class A	3,596,580	2,768,421

Class B Shares
Proceeds from shares issued	378,206	1,193,885
Dividends reinvested	53,803	156,138
Cost of shares redeemed	(1,856,108)	(1,560,356)

Total Class B	(1,424,099)	(210,333)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$8,399,992	$11,785,277
Dividends reinvested	238,817	523,537
Cost of shares redeemed	(9,012,315)	(8,474,753)

Total Class C	(373,506)	3,834,061

Class R2 Shares (a)
Proceeds from shares issued	18,686,192	23,545,694
Dividends reinvested	1,112,517	1,687,456
Cost of shares redeemed	(6,602,436)	(3,365,364)

Total Class R2	13,196,273	21,867,786

Institutional Class Shares
Proceeds from shares issued	23,057,294	10,568,882
Dividends reinvested	724,205	683,327
Cost of shares redeemed	(7,137,532)	(4,213,315)

Total Institutional Class	16,643,967	7,038,894

Service Class Shares
Proceeds from shares issued	46,907,755	46,111,422
Dividends reinvested	5,512,199	12,279,272
Cost of shares redeemed	(50,499,797)	(46,178,305)

Total Service Class	1,920,157	12,212,389

Change in net assets from capital transactions	$33,559,372	$47,511,218

SHARE TRANSACTIONS:
Class A Shares
Issued	1,317,093	872,861
Reinvested	49,473	109,410
Redeemed	(984,301)	(669,126)

Total Class A Shares	382,265	313,145

Class B Shares
Issued	38,855	140,659
Reinvested	5,687	18,654
Redeemed	(194,199)	(182,304)

Total Class B Shares	(149,657)	(22,991)

Class C Shares
Issued	889,866	1,388,850
Reinvested	25,325	62,701
Redeemed	(947,509)	(997,138)

Total Class C Shares	(32,318)	454,413

Class R2 Shares (a)
Issued	1,960,889	2,761,794
Reinvested	117,176	200,483
Redeemed	(689,598)	(386,836)

Total Class R2 Shares	1,388,467	2,575,441

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2010

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	2,404,928	1,193,000
Reinvested	75,626	80,583
Redeemed	(740,115)	(489,689)

Total Institutional Class Shares	1,740,439	783,894

Service Class Shares
Issued	4,898,594	5,380,790
Reinvested	578,727	1,459,811
Redeemed	(5,287,061)	(5,403,422)

Total Service Class Shares	190,260	1,437,179

Total change in shares	3,519,456	5,541,081

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 53

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%	$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (d)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%	$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%)	$23,093,974	0.46%	2.97%	0.46%	25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%	$29,097,449	0.46%	3.06%	0.46%	12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%	$27,224,214	0.46%	2.65%	0.49%	12.64%

Class B Shares
Year Ended October 31, 2010 (d)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%	$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (d)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%	$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%)	$5,702,625	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%	$7,750,492	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%	$7,375,951	1.20%	1.98%	1.21%	12.64%

Class C Shares
Year Ended October 31, 2010 (d)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%	$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (d)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%	$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%)	$32,042,631	1.20%	2.23%	1.20%	25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%	$45,138,980	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%	$41,108,220	1.20%	1.97%	1.21%	12.64%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%	$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (d)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%	$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%)	$29,677,803	0.84%	2.57%	0.84%	25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%	$17,913,023	0.83%	2.78%	0.83%	12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%	$620,222	0.81%	2.53%	0.82%	12.64%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%	$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (d)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%	$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%)	$11,932,939	0.20%	3.22%	0.20%	25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%	$13,889,521	0.21%	3.30%	0.21%	12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%	$905,330	0.20%	3.05%	0.21%	12.64%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

54 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Service Class Shares
Year Ended October 31, 2010 (d)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%	$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (d)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%	$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%)	$234,436,969	0.59%	2.83%	0.59%	25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%	$297,623,382	0.60%	2.99%	0.60%	12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%	$241,726,441	0.60%	2.53%	0.61%	12.64%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 55

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 6.52% versus 6.29% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 462 funds as of October 31, 2010) was 11.64% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide Bond Index Fund and the Nationwide S&P 500 Index Fund (with target allocations of 40% and 10%, respectively), which gained 7.64% and 16.41%, respectively. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The top-performing component of this index was commercial mortgage-backed securities, which returned 21.63%, an indication that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index during the reporting period, U.S. Agency, returned 5.48%. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

None of the Fund’s underlying investments posted negative performance during the reporting period. The Fund’s investment in the Nationwide Money Market Fund (with a target allocation of 10%) returned 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board, as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities and fixed-income instruments designed for specific investment risk tolerances.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

56 Annual Report 2010

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	6.66%	4.15%	3.82%
	w/SC2	0.49%	2.93%	3.20%

Class B	w/o SC1	5.90%	3.42%	3.10%
	w/SC3	0.90%	3.07%	3.10%

Class C4	w/o SC1	5.92%	3.43%	3.09%
	w/SC5	4.92%	3.43%	3.09%

Class R2[6,7,8]		6.31%	3.85%	3.44%

Institutional Class[6,9]		6.94%	4.46%	4.01%

Service Class[6]		6.52%	4.03%	3.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	Not subject to any sales charges.
[7]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.90%	0.87%

Class B	1.60%	1.57%

Class C	1.60%	1.57%

Class R2	1.23%	1.20%

Institutional Class	0.60%	0.57%

Service Class	1.00%	0.97%

*	Current effective prospectus dated May 6, 2010. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflect contractual waivers in place through February 28, 2011. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), S&P 500® Index (b), the Citigroup 3-Month Treasury Bill (T-Bill) Index (c), the Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) over a 10-year period ended 10/31/10. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 57

Shareholder	Nationwide Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Conservative Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,026.00	2.66	0.52
	Hypothetical	[c]	1,000.00	1,022.58	2.65	0.52

Class B Shares	Actual		1,000.00	1,022.80	6.37	1.25
	Hypothetical	[c]	1,000.00	1,018.90	6.36	1.25

Class C Shares	Actual		1,000.00	1,023.40	6.38	1.25
	Hypothetical	[c]	1,000.00	1,018.90	6.36	1.25

Class R2 Shares	Actual		1,000.00	1,024.40	4.54	0.89
	Hypothetical	[c]	1,000.00	1,020.72	4.53	0.89

Institutional Class	Actual		1,000.00	1,028.40	1.28	0.25
Shares	Hypothetical	[c]	1,000.00	1,023.95	1.28	0.25

Service Class Shares	Actual		1,000.00	1,026.40	3.27	0.64
	Hypothetical	[c]	1,000.00	1,021.98	3.26	0.64

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

58 Annual Report 2010

Portfolio Summary	Nationwide Investor Destinations Conservative Fund

October 31, 2010

Asset Allocation

Fixed Income Funds	55.7%
Equity Funds	20.6%
Fixed Contract	17.9%
Money Market Fund	5.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide Bond Index Fund, Institutional Class	39.8%
Nationwide Fixed Contract	17.9%
Nationwide Enhanced Income Fund, Institutional Class	15.9%
Nationwide S&P 500 Index Fund, Institutional Class	10.2%
Nationwide Money Market Fund, Institutional Class	5.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.2%
Nationwide International Index Fund, Institutional Class	5.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 59

Statement of Investments
October 31, 2010

Nationwide Investor Destinations Conservative Fund

Mutual Funds 82.2%
		Market
	Shares	Value

Equity Funds 20.6%
Nationwide International Index Fund, Institutional Class (a)	2,420,994	$17,697,469
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,297,190	17,849,338
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,556,214	35,455,455

Total Equity Funds (cost $60,690,528)		71,002,262

Fixed Income Funds 55.7%
Nationwide Bond Index Fund, Institutional Class (a)	11,877,394	137,540,220
Nationwide Enhanced Income Fund, Institutional Class (a)	6,037,838	54,763,189

Total Fixed Income Funds (cost $185,033,012)		192,303,409

Money Market Fund 5.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	20,361,005	20,361,005

Total Money Market Fund (cost $20,361,005)		20,361,005

Total Mutual Funds (cost $266,084,545)		283,666,676

Fixed Contract 17.9%

Nationwide Fixed Contract, 3.60% (a)(c)	$61,674,647	$61,674,647

Total Fixed Contract (cost $61,674,647)		61,674,647

Total Investments (cost $327,759,192) (d) — 100.1%		345,341,323

Liabilities in excess of other assets — (0.1)%		(232,705)

NET ASSETS — 100.0%		$345,108,618

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide Investor Destinations
Conservative Fund

Assets:
Investments in affiliates, at value (cost $327,759,192)	$345,341,323
Receivable for capital shares issued	316,801
Prepaid expenses and other assets	31,897

Total Assets	345,690,021

Liabilities:
Payable for investments purchased	232,491
Payable for capital shares redeemed	86,018
Cash Overdraft (Note 2)	20,581
Accrued expenses and other payables:
Investment advisory fees	37,701
Fund administration fees	12,360
Distribution fees	100,574
Administrative servicing fees	40,497
Accounting and transfer agent fees	9,324
Trustee fees	2,354
Custodian fees	2,265
Compliance program costs (Note 3)	1,521
Professional fees	22,022
Printing fees	7,198
Other	6,497

Total Liabilities	581,403

Net Assets	$345,108,618

Represented by:
Capital	$336,410,243
Accumulated undistributed net investment income	607,251
Accumulated net realized losses from investment transactions with affiliates	(9,491,007)
Net unrealized appreciation/(depreciation) from investments in affiliates	17,582,131

Net Assets	$345,108,618

Net Assets:
Class A Shares	$22,095,197
Class B Shares	1,741,629
Class C Shares	33,490,120
Class R2 Shares	53,173,161
Institutional Class Shares	26,174,857
Service Class Shares	208,433,654

Total	$345,108,618

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,170,131
Class B Shares	170,500
Class C Shares	3,300,836
Class R2 Shares	5,237,465
Institutional Class Shares	2,561,160
Service Class Shares	20,434,413

Total	33,874,505

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 61

Statement of Assets and Liabilities (Continued)

Nationwide Investor Destinations
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.18
Class B Shares (a)	$10.21
Class C Shares (b)	$10.15
Class R2 Shares	$10.15
Institutional Class Shares	$10.22
Service Class Shares	$10.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide Investor Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$7,159,137
Interest income from affiliates	1,910,426

Total Income	9,069,563

EXPENSES:
Investment advisory fees	412,333
Fund administration fees	70,187
Distribution fees Class A	45,131
Distribution fees Class B	23,454
Distribution fees Class C	330,432
Distribution fees Class R2	224,975
Distribution fees Service Class	502,224
Administrative servicing fees Class A	6,468
Administrative servicing fees Class R2	64,985
Administrative servicing fees Service Class	292,772
Registration and filing fees	59,294
Professional fees	29,614
Printing fees	15,026
Trustee fees	11,101
Custodian fees	15,035
Accounting and transfer agent fees	88,582
Compliance program costs (Note 3)	1,777
Other	19,265

Total expenses before earnings credit	2,212,655
Earnings credit (Note 5)	(285)

Net Expenses	2,212,370

NET INVESTMENT INCOME	6,857,193

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(1,536,348)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	14,683,528

Net realized/unrealized gains from affiliated investments	13,147,180

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$20,004,373

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 63

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$6,857,193	$6,148,434
Net realized losses from investment transactions	(1,536,348)	(6,261,305)
Net change in unrealized appreciation from investments	14,683,528	25,296,620

Change in net assets resulting from operations	20,004,373	25,183,749

Distributions to Shareholders From:
Net investment income:
Class A	(418,973)	(362,648)
Class B	(36,218)	(55,729)
Class C	(533,915)	(504,588)
Class R2 (a)	(882,627)	(677,490)
Institutional Class	(461,068)	(197,909)
Service Class	(4,425,606)	(4,539,761)
Net realized gains:
Class A	–	(180,146)
Class B	–	(45,532)
Class C	–	(341,251)
Class R2 (a)	–	(335,130)
Institutional Class	–	(85,686)
Service Class	–	(2,516,657)

Change in net assets from shareholder distributions	(6,758,407)	(9,842,527)

Change in net assets from capital transactions	36,424,318	40,104,191

Change in net assets	49,670,284	55,445,413

Net Assets:
Beginning of year	295,438,334	239,992,921

End of year	$345,108,618	$295,438,334

Accumulated undistributed net investment income at end of year	$607,251	$508,465

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,946,616	$9,082,291
Dividends reinvested	246,542	285,871
Cost of shares redeemed	(10,243,340)	(6,574,047)

Total Class A	5,949,818	2,794,115

Class B Shares
Proceeds from shares issued	96,144	404,295
Dividends reinvested	23,015	56,228
Cost of shares redeemed	(1,292,986)	(1,056,742)

Total Class B	(1,173,827)	(596,219)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2010

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$9,860,491	$14,934,738
Dividends reinvested	210,316	266,444
Cost of shares redeemed	(9,206,234)	(9,382,610)

Total Class C	864,573	5,818,572

Class R2 Shares (a)
Proceeds from shares issued	20,448,409	22,246,940
Dividends reinvested	811,761	955,921
Cost of shares redeemed	(8,286,828)	(7,047,849)

Total Class R2	12,973,342	16,155,012

Institutional Class Shares
Proceeds from shares issued	18,531,451	6,508,251
Dividends reinvested	461,068	283,595
Cost of shares redeemed	(3,812,900)	(2,703,504)

Total Institutional Class	15,179,619	4,088,342

Service Class Shares
Proceeds from shares issued	44,847,249	46,058,085
Dividends reinvested	4,425,532	7,056,438
Cost of shares redeemed	(46,641,988)	(41,270,154)

Total Service Class	2,630,793	11,844,369

Change in net assets from capital transactions	$36,424,318	$40,104,191

SHARE TRANSACTIONS:
Class A Shares
Issued	1,606,131	977,793
Reinvested	24,867	30,881
Redeemed	(1,031,349)	(700,307)

Total Class A Shares	599,649	308,367

Class B Shares
Issued	12,558	44,661
Reinvested	2,319	6,074
Redeemed	(132,437)	(114,440)

Total Class B Shares	(117,560)	(63,705)

Class C Shares
Issued	996,036	1,610,249
Reinvested	21,303	28,888
Redeemed	(927,630)	(1,009,380)

Total Class C Shares	89,709	629,757

Class R2 Shares (a)
Issued	2,054,692	2,384,922
Reinvested	82,040	103,341
Redeemed	(831,769)	(746,227)

Total Class R2 Shares	1,304,963	1,742,036

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 65

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,855,042	683,154
Reinvested	46,237	30,452
Redeemed	(381,904)	(286,160)

Total Institutional Class Shares	1,519,375	427,446

Service Class Shares
Issued	4,500,513	4,926,471
Reinvested	445,535	761,641
Redeemed	(4,684,991)	(4,420,624)

Total Service Class Shares	261,057	1,267,488

Total change in shares	3,657,193	4,311,389

The accompanying notes are an integral part of these financial statements.

66 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset		Unrealized								Ratio of	Income	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	to Average	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Net	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets	Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2010 (d)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%	$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (d)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%	$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%	29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%	$18,383,603	0.48%	2.98%	0.48%	36.51%

Class B Shares
Year Ended October 31, 2010 (d)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%	$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%	$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%	29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%	$3,841,442	1.21%	2.36%	1.22%	36.51%

Class C Shares
Year Ended October 31, 2010 (d)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%	$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (d)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%	$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%	29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%	$18,473,790	1.21%	2.36%	1.22%	36.51%

Class R2 Shares (e)
Year Ended October 31, 2010 (d)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%	$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (d)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%	$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%	29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$502,668	0.83%	3.03%	0.83%	36.51%

Institutional Class Shares
Year Ended October 31, 2010 (d)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%	$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (d)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%	$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$158,596	0.22%	3.68%	0.23%	36.51%

Service Class Shares
Year Ended October 31, 2010 (d)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%	$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (d)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%	$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,293	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,498,797	0.61%	2.95%	0.62%	36.51%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 67

Notes to Financial Statements
October 31, 2010

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy established are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

68 Annual Report 2010

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Most securities listed on a foreign exchange are valued either at fair value (see description below), generally categorized in Level 2 of the hierarchy, or at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized in Level 2 of the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments in Money Market Funds are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. For example, market quotations for a security are deemed “not readily available” if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of each Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a

2010 Annual Report 69

Notes to Financial Statements (Continued)
October 31, 2010

quarterly basis. During the year ended October 31, 2010, the rate ranged from 3.60% to 3.70%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed amount. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the Nationwide Fixed Contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

Investor Destinations Aggressive
Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$990,457,256	$—	$—	$990,457,256

Total	$990,457,256	$—	$—	$990,457,256

Investor Destinations Moderately Aggressive
Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$40,063,311	$—	$40,063,311
Mutual Funds	1,619,944,722	—	—	1,619,944,722

Total	$1,619,944,722	$40,063,311	$—	$1,660,008,033

Investor Destinations Moderate
Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$98,497,076	$—	$98,497,076
Mutual Funds	1,341,426,544	—	—	1,341,426,544

Total	$1,341,426,544	$98,497,076	$—	$1,439,923,620

Investor Destinations Moderately Conservative
Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$51,557,648	$—	$51,557,648
Mutual Funds	422,935,121	—	—	422,935,121

Total	$422,935,121	$51,557,648	$—	$474,492,769

70 Annual Report 2010

Investor Destinations Conservative

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$61,674,647	$—	$61,674,647
Mutual Funds	283,666,676	—	—	283,666,676

Total	$283,666,676	$61,674,647	$—	$345,341,323

*	See Statement of Investments for identification of fund investments by type and industry classification.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2010, the Investor Destinations Aggressive, Investor Destinations Moderately Aggressive, Investor Destinations Moderate and Investor Destinations Conservative Funds had an overdrawn balance of $30,454, $5,683, $28,090 and $20,581, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2010 are primarily attributable to an overdistribution of $315,415 which was reclassed to capital for Investor Destinations Aggressive. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative

2010 Annual Report 71

Notes to Financial Statements (Continued)
October 31, 2010

evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each Fund, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on each Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding the amounts listed in the table below until at least February 28, 2011:

		Amount
Fund	Classes	(Annual Rate)

Investor Destinations Aggressive (a)	All Classes	0.25%

Investor Destinations Moderately Aggressive (a)	All Classes	0.25%

Investor Destinations Moderate (a)	All Classes	0.25%

Investor Destinations Moderately Conservative (a)	All Classes	0.25%

Investor Destinations Conservative (a)	All Classes	0.25%

(a)	The Expense Limitation Agreement also states that the expense ratio for Class A, Class B, Class C, and Service Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio

72 Annual Report 2010

of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010. The Expense Limitation Agreement may be changed or eliminated at any time, but only with the consent of the Board of Trustees. As of October 31, 2010, the Funds had no cumulative potential reimbursements.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds did not pay a fee for these services.

Beginning May 1, 2010, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for the services provided under this agreement are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule

Up to $25 billion	0.025%

$25 billion and more	0.020%

Prior to May 1, 2010, the Funds did not pay a fee for these services.

In addition, both before and after May 1, 2010, the Trust paid out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $30 per customer per year.

NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider’s fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the year ended October 31, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$1,068,388

Investor Destinations Moderately Aggressive	1,718,690

Investor Destinations Moderate	1,407,211

Investor Destinations Moderately Conservative	499,157

Investor Destinations Conservative	364,225

2010 Annual Report 73

Notes to Financial Statements (Continued)
October 31, 2010

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These cost are allocated based upon each Fund’s relative net assets. For the year ended October 31, 2010, the Funds’ portion of such costs amounted to $26,448.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares and 0.25% of Service Class shares. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2010, NFD received commissions of $1,115,358 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $95,828 was paid to affiliated broker-dealers of the Funds.

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the year ended October 31, 2010 were as follows:

Investor Destinations Aggressive

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide International Index Fund	$262,007,263	$35,763,873	$19,014,193	$7,711,337	$(3,811,348)	$296,250,193

Nationwide Mid Cap Market Index Fund	127,705,046	7,780,221	18,507,096	1,453,953	(1,961,739)	149,595,799

Nationwide S&P 500 Index Fund	351,818,033	27,469,618	34,252,257	5,899,571	(985,241)	395,926,360

Nationwide Small Cap Index Fund	82,472,304	6,937,691	9,438,064	1,120,179	(2,092,448)	100,636,048

Nationwide Bond Index Fund	46,257,501	4,385,155	4,269,032	1,876,399	248,028	48,048,856

74 Annual Report 2010

Investor Destinations Moderately Aggressive

	Market Value			Dividend/		Market Value
	October 31,	Purchases	Sales	Interest	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide International Index Fund	$363,840,305	$50,183,178	$22,204,227	$10,728,390	$(4,898,381)	$416,145,508

Nationwide Mid Cap Market Index Fund	213,020,735	13,021,813	28,422,536	2,428,940	(3,467,299)	252,030,075

Nationwide S&P 500 Index Fund	513,454,653	40,815,606	44,785,918	8,623,904	(1,403,938)	583,718,209

Nationwide Small Cap Index Fund	68,803,666	5,465,246	6,740,845	934,289	(1,554,768)	84,726,591

Nationwide Bond Index Fund	230,563,934	22,693,522	18,922,536	9,400,650	1,365,052	242,778,547

Nationwide Enhanced Income Fund	45,900,649	2,646,609	7,575,000	881,130	9,890	40,545,792

Nationwide Fixed Contract	30,100,081	13,065,479	4,440,845	1,338,597	—	40,063,311

Investor Destinations Moderate

	Market Value			Dividend/		Market Value
	October 31,	Purchases	Sales	Interest	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide International Index Fund	$185,466,810	$30,628,814	$10,919,726	$5,541,587	$(2,744,353)	$218,041,941

Nationwide Mid Cap Market Index Fund	121,147,180	10,522,686	16,279,817	1,397,869	(2,801,805)	146,700,602

Nationwide S&P 500 Index Fund	375,483,125	39,055,772	32,639,452	6,381,230	(3,066,095)	436,914,864

Nationwide Small Cap Index Fund	58,712,422	6,169,968	5,739,909	807,559	(1,394,497)	74,003,274

Nationwide Bond Index Fund	328,358,533	39,023,538	26,299,543	13,511,495	1,164,947	353,250,931

Nationwide Enhanced Income Fund	78,272,620	21,992,297	7,934,295	1,883,728	(20,952)	91,484,041

Nationwide Money Market Fund	38,747,491	2,246,196	19,962,796	36	—	21,030,891

Nationwide Fixed Contract	77,475,726	25,179,114	7,069,341	2,911,577	—	98,497,076

Investor Destinations Moderately Conservative

	Market Value			Dividend/		Market Value
	October 31,	Purchases	Sales	Interest	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide International Index Fund	$39,628,088	$9,432,560	$3,732,304	$1,210,269	$(2,343,810)	$48,212,515

Nationwide Mid Cap Market Index Fund	38,856,846	6,379,345	6,732,304	457,053	(1,716,976)	48,668,634

Nationwide S&P 500 Index Fund	80,430,860	14,336,700	10,064,608	1,391,454	(1,493,264)	96,627,779

Nationwide Bond Index Fund	147,543,731	27,714,157	16,763,063	6,186,135	915,791	164,162,837

Nationwide Enhanced Income Fund	41,753,477	9,269,367	3,858,261	947,075	(34,448)	46,729,974

Nationwide Money Market Fund	24,988,400	4,408,277	10,863,295	25	—	18,533,382

Nationwide Fixed Contract	37,373,952	16,336,461	3,771,142	1,618,379	—	51,557,648

2010 Annual Report 75

Notes to Financial Statements (Continued)
October 31, 2010

Investor Destinations Conservative

	Market Value			Dividend/		Market Value
	October 31,	Purchases	Sales	Interest	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide International Index Fund	$13,751,804	$4,412,933	$1,513,652	$425,131	$(790,215)	$17,697,469

Nationwide Mid Cap Market Index Fund	13,842,033	3,050,678	2,713,652	162,876	(539,713)	17,849,338

Nationwide S&P 500 Index Fund	28,678,231	6,572,107	4,127,304	496,502	(1,332,795)	35,455,455

Nationwide Bond Index Fund	120,548,572	28,139,610	15,709,217	5,037,188	1,147,741	137,540,220

Nationwide Enhanced Income Fund	41,611,106	19,173,710	5,557,834	1,037,414	(21,366)	54,763,189

Nationwide Money Market Fund	29,636,719	5,484,080	14,759,794	26	—	20,361,005

Nationwide Fixed Contract	47,573,746	16,782,071	4,591,589	1,910,426	—	61,674,647

Amounts designated as “—” are zero or have been rounded to zero.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs.

Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended October 31, 2010, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$82,336,558	$85,480,642

Investor Destinations Moderately Aggressive	147,891,453	133,091,907

Investor Destinations Moderate	174,818,385	126,844,879

Investor Destinations Moderately Conservative	87,876,867	55,784,977

Investor Destinations Conservative	83,615,189	48,973,042

76 Annual Report 2010

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

As of October 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Investor Destinations Aggressive	85.23%	2

Investor Destinations Moderately Aggressive	84.73%	2

Investor Destinations Moderate	80.43%	2

Investor Destinations Moderately Conservative	82.10%	2

Investor Destinations Conservative	81.77%	2

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

	Distributions paid from			Total
		Net Long-	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Investor Destinations Aggressive	$12,412,206	$23,275,450	$35,687,656	$35,687,656

Investor Destinations Moderately Aggressive	24,169,849	29,255,014	53,424,863	53,424,863

Investor Destinations Moderate	23,424,915	4,658,543	28,083,458	28,083,458

Investor Destinations Moderately Conservative	8,719,416	—	8,719,416	8,719,416

Investor Destinations Conservative	6,758,407	—	6,758,407	6,758,407

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from			Total
		Net Long-	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Investor Destinations Aggressive	$13,328,432	$52,334,399	$65,662,831	$65,662,831

Investor Destinations Moderately Aggressive	26,097,980	91,610,863	117,708,843	117,708,843

Investor Destinations Moderate	24,833,573	93,323,834	118,157,407	118,157,407

Investor Destinations Moderately Conservative	8,568,587	9,272,054	17,840,641	17,840,641

Investor Destinations Conservative	6,338,118	3,504,409	9,842,527	9,842,527

2010 Annual Report 77

Notes to Financial Statements (Continued)
October 31, 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)*	(Deficit)

Investor Destinations Aggressive	$—	$—	$—	$(1,777,695)	$(91,017,745)	$(92,795,440)

Investor Destinations Moderately Aggressive	217,128	—	217,128	(1,723,530)	(85,664,232)	(87,170,634)

Investor Destinations Moderate	1,021,084	—	1,021,084	(1,209,203)	(19,960,614)	(20,148,733)

Investor Destinations Moderately Conservative	620,203	—	620,203	(1,007,813)	6,214,544	5,826,934

Investor Destinations Conservative	607,251	—	607,251	(2,275,659)	10,366,783	8,698,375

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$1,081,475,001	$55,310,365	$(146,328,110)	$(91,017,745)

Investor Destinations Moderately Aggressive	1,745,672,265	97,762,830	(183,427,062)	(85,664,232)

Investor Destinations Moderate	1,459,884,234	83,176,943	(103,137,557)	(19,960,614)

Investor Destinations Moderately Conservative	468,278,225	24,593,266	(18,378,722)	6,214,544

Investor Destinations Conservative	334,974,540	13,291,265	(2,924,482)	10,366,783

As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

Fund	Amount	Expires

Investor Destinations Aggressive	$1,777,695	2018

Investor Destinations Moderately Aggressive	1,723,530	2018

Investor Destinations Moderate	1,209,203	2018

Investor Destinations Moderately Conservative	1,007,813	2017

Investor Destinations Conservative	2,275,659	2017

78 Annual Report 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the underlying funds’ transfer agent and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2010

2010 Annual Report 79

Supplemental Information
October 31, 2010 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the taxable year ended October 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Investor Destinations Aggressive	70.04%

Investor Destinations Moderately Aggressive	49.15%

Investor Destinations Moderate	36.38%

Investor Destinations Moderately Conservative	21.10%

Investor Destinations Conservative	9.77%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Investor Destinations Aggressive	$23,275,450

Investor Destinations Moderately Aggressive	$29,255,014

Investor Destinations Moderate	$4,658,543

80 Annual Report 2010

Management Information
October 31, 2010 (Unaudited)

Trustees and Officers of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

2010 Annual Report 81

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

82 Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

2010 Annual Report 83

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

84 Annual Report 2010

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

AR-ID 12/10

Nationwide Mutual Funds
AnnualReport
October 31, 2010

Target Destination Funds
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

AnnualReport
October 31, 2010

Contents

1	Message to Shareholders

5	Summary of Market Environment

Target Destination Funds
6	Nationwide Destination 2010 Fund
18	Nationwide Destination 2015 Fund
30	Nationwide Destination 2020 Fund
42	Nationwide Destination 2025 Fund
54	Nationwide Destination 2030 Fund
66	Nationwide Destination 2035 Fund
79	Nationwide Destination 2040 Fund
92	Nationwide Destination 2045 Fund
105	Nationwide Destination 2050 Fund
118	Nationwide Retirement Income Fund

131	Notes to Financial Statements

144	Report of Independent Registered Public Accounting Firm

145	Supplemental Information

146	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
October 31, 2010

Dear Shareholder:

During the past year, we watched the economy improve and move closer to recovery. It often seemed like we were taking two steps forward and then one step back again. Yet we witnessed encouraging progress, and with healing economic conditions we see opportunities for long-term investors.

This is a good time to re-evaluate your financial household. Consider the many options available to help you keep your investment plan on track. Talk with your financial advisor, ask questions and commit to increasing your financial literacy. Setting specific investment goals and following a consistent strategy are the keys to long-term investment success.

So far, travel conditions have made the journey to recovery slow, bumpy and unpredictable, and there are no guarantees that the road ahead will be a smooth one. Although the National Bureau of Economic Research recently announced that the recession ended in June 2009, we need only look at the ailing housing market, high unemployment rate and low consumer confidence levels to understand that there is still more than enough economic pain to go around. Even so, the good news is that the equity markets have posted overall gains, and many leading economic indicators are more positive than they were a year ago. For the one-year reporting period ended October 31, 2010, the Standard & Poor’s 500® (S&P 500) Index returned 16.52%.

Looking ahead, we are cautiously optimistic. As always, we are dedicated to providing long-term investment solutions driven by consistent asset allocation, diversification and careful risk management. Our investment legacy traces its roots back to 1933 with the inception of the Nationwide Fund. Since then we have guided our customers through all types of economic environments.

Thank you for entrusting your investments to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Funds Group

2010 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment. Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

2 Annual Report 2010

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Dow Jones (DJ) Equity All REIT Index: An unmanaged index that is a subgroup of the Dow Jones (DJ) Composite All REIT Index; measures the performance of publicly traded U.S. equity real estate investment trusts (REITs) in the DJ U.S. stock universe.

Dow Jones-UBS Commodity Indexsm: An unmanaged, rolling commodities index that comprises futures contracts on physical commodities traded on U.S. exchanges; serves as a liquid, diversified benchmark for the commodities asset class.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Morningstar® (Mstar) Lifetime Allocation Indexes: A family of unmanaged, multi-asset-class, target-maturity indexes consisting of 13 target-date indexes, each of which is available in five-year intervals and three risk profiles. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales charge and fee information
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services,

2010 Annual Report 3

Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

4 Annual Report 2010

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the year ended October 31, 2010.

In November 2009, U.S. corporate profits were improving, which helped extend a six-month equity market rally and boosted investor confidence. Higher-quality companies benefited throughout the first quarter of 2010, prompting economists to declare that the U.S. economy was finally recovering from the “Great Recession.” Modest improvements in sales, exports and job growth contributed to the positive momentum.

Along with the encouraging market news, however, economists also warned that the recovery most likely would be slow and uneven. The economy was still facing a high level of unemployment, and fiscal stress was hampering the efforts of federal, state and local governments. High budget deficits were putting a strain on social support systems. In addition, consumers continued to deleverage their weak balance sheets by decreasing personal spending and increasing the national savings rate.

By the end of the first quarter of 2010, government incentives for new housing purchases had ended, putting more pressure on the ailing residential housing market. With housing prices depressed, sales of homes and, consequently, the mobility of workers decreased as consumers were confronted with mortgages that were greater than the current market value of their homes.

During the second quarter, the pace of economic growth slowed and the markets experienced significant volatility. Residential housing and lending activity declined further, and many of the measures that had shown improvement toward the end of 2009, such as sales, exports and job growth, showed a declining rate of improvement. Although the level of unemployment remained elevated, the tender beginnings of continuous job growth became evident.

From a global perspective, the challenging economic situation in Greece caused fear and subsequently prompted a sharp correction in the markets worldwide. Investors feared that Greece’s problems would spread further across Europe, especially because similar economic conditions were plaguing Spain, Portugal, Ireland and Italy.

The third quarter of 2010 opened with investors still nervous about European economic prospects, and economists debating about whether or not a “double-dip” recession was looming. The National Bureau of Economic Research announced in late September that the “Great Recession” officially ended in June 2009. This positive news coupled with the recent economic data continued to reinforce indications that the path to a full recovery would be choppy and sluggish.

By the end of the third quarter, unemployment remained a concern; the number of discouraged workers (people who are unemployed but have stopped looking for work) had spiked by 206% since the recession began. The world markets worked to overcome a variety of global economic hurdles. Gradual improvement took place in the financial and household sectors, and corporate balance sheets as well as corporate real estate markets strengthened. As the fiscal year drew to a close, the problem was not lack of economic growth, but rather the very slow speed of recovery and pace of economic growth.

For the annual reporting period ended October 31, 2010, large-capitalization U.S. equities, as measured by the Standard & Poor’s 500® (S&P 500) Index, returned 16.52%. Mid-cap U.S. equities, as measured by the Standard and Poor’s MidCap 400 (S&P 400) Index, returned 27.64%, and small-cap U.S. equities, as measured by the Russell 2000® Index, returned 26.58%.

International stocks and international emerging market stocks made gains during the annual reporting period ended October 31, 2010. For the annual reporting period, international stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, gained 8.36% and emerging market stocks, as measured by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, advanced 23.56%.

For the annual reporting period ended October 31, 2010, corporate investment-grade bonds and high-yield bonds fueled the fixed-income market, which reported sustained, steady strength throughout the fiscal year. Spreads for both corporate and high-yield bonds over Treasuries were wide compared with long-term averages. Even so, as investors clamored for yield, increased inflows of new dollars into these types of securities pushed yields down significantly. For the annual reporting period, the U.S. bond market, as measured by the broad-based Barclays Capital (BARCAP) U.S. Aggregate Bond Index, returned 8.03%. On the corporate bond front, the BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 11.54%, while the BofAML 10+ Year US Corporate Index returned 13.31% for the same reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 6.24%, while the Dow Jones (DJ) Equity All REIT Index returned 42.57% for the period.

2010 Annual Report 5

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2010 Fund (Class A at NAV) returned 11.72% versus 13.03% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 165 funds as of October 31, 2010) was 12.53% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the iShares Barclays TIPS Bond ETF (with target allocations of 23% and 14%, respectively), which gained 16.41% and 10.22%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance. The relatively strong TIPS performance reflected “flight to safety” purchases as many investors continued to fear the possibility of a double-dip recession and deflation in the coming months.

What areas of investment detracted from Fund performance?

The Fund’s underlying investment in the Nationwide Money Market Fund (with a target allocation of 4%) returned 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors. The Fund’s investment in the SPDR DJ Wilshire International Real Estate ETF (with a target allocation of 1%) returned 18.42% and provided the next-smallest relative contribution to Fund performance. Total returns of securities in the international real estate markets generally bounced back during the reporting period led by gains in the Asia-Pacific real estate markets.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2010

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	11.72%	-0.47%
	w/SC2	5.26%	-2.31%

Class C	w/o SC1	11.24%	-1.08%
	w/SC3	10.24%	-1.08%

Institutional Service Class[4]		12.41%	-0.19%

Institutional Class[4]		12.38%	-0.04%

Class R1[4]		11.34%	-0.93%

Class R2[4]		11.59%	-0.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.55%

Class R2	1.40%

Institutional Service Class	0.66%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, Morningstar Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2010 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is near retirement. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 7

Shareholder	Nationwide Destination 2010 Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2010 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,037.80	4.37	0.85
	Hypothetical	[c]	1,000.00	1,020.92	4.33	0.85

Class C Shares	Actual		1,000.00	1,035.80	6.88	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,034.70	6.41	1.25
	Hypothetical	[c]	1,000.00	1,018.90	6.36	1.25

Class R2 Shares	Actual		1,000.00	1,036.40	5.65	1.10
	Hypothetical	[c]	1,000.00	1,019.66	5.60	1.10

Institutional Service	Actual		1,000.00	1,040.20	1.80	0.35
Class Shares	Hypothetical	[c]	1,000.00	1,023.44	1.79	0.35

Institutional Class	Actual		1,000.00	1,041.30	1.80	0.35
Shares	Hypothetical	[c]	1,000.00	1,023.44	1.79	0.35

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2010

Portfolio Summary	Nationwide Destination 2010 Fund

October 31, 2010

Asset Allocation

Equity Funds	49.7%
Fixed Income Funds	47.5%
Money Market Fund	2.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	23.2%
Nationwide Bond Index Fund, Institutional Class	14.8%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	13.9%
Vanguard Short-Term Bond Index Fund, ETF Shares	10.8%
Nationwide International Index Fund, Institutional Class	10.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.1%
Oppenheimer International Bond Fund, Class Y	6.0%
Credit Suisse Commodity Return Strategy Fund, Common Class	3.1%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
Nationwide Money Market Fund, Institutional Class	2.9%
Other Holdings	5.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 9

Statement of Investments
October 31, 2010

Nationwide Destination 2010 Fund

Mutual Funds 72.3%
		Market
	Shares	Value

Equity Funds 46.6%
Credit Suisse Commodity Return Strategy Fund, Common Class	102,463	$934,461
Nationwide International Index Fund, Institutional Class (a)	415,610	3,038,110
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	155,549	2,140,356
Nationwide S&P 500 Index Fund, Institutional Class (a)	702,645	7,005,366
Nationwide Small Cap Index Fund, Institutional Class (a)	85,510	922,650

Total Equity Funds (cost $11,709,483)		14,040,943

Fixed Income Funds 22.8%
Nationwide Bond Index Fund, Institutional Class (a)	384,142	4,448,363
Oppenheimer International Bond Fund, Class Y	263,520	1,820,927
T. Rowe Price Institutional High Yield Fund	61,082	611,431

Total Fixed Income Funds (cost $6,405,916)		6,880,721

Money Market Fund 2.9%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	886,596	886,596

Total Money Market Fund (cost $886,596)		886,596

Total Mutual Funds (cost $19,001,995)		21,808,260

Exchange Traded Funds 27.8%
Equity Funds 3.1%
SPDR Dow Jones International Real Estate ETF	7,746	$312,861
Vanguard Emerging Markets Index Fund, ETF Shares	6,550	306,736
Vanguard REIT Index Fund, ETF Shares	5,688	310,280

Total Equity Funds (cost $684,848)		929,877

Fixed Income Funds 24.7%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	37,659	4,203,498
Vanguard Short-Term Bond Index Fund, ETF Shares	39,750	3,258,705

Total Fixed Income Funds (cost $7,062,505)		7,462,203

Total Exchange Traded Funds (cost $7,747,353)		8,392,080

Total Investments (cost $26,749,348) (c) — 100.1%		30,200,340

Liabilities in excess of other assets — (0.1)%		(22,785)

NET ASSETS — 100.0%		$30,177,555

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2010
Fund

Assets:
Investments in affiliates, at value (cost $16,012,705)	$18,441,441
Investments in non-affiliates, at value (cost $10,736,643)	11,758,899

Total Investments	30,200,340

Cash	4,402
Receivable for investments sold	121,700

Total Assets	30,326,442

Liabilities:
Payable for investments purchased	11,986
Payable for capital shares redeemed	113,856
Accrued expenses and other payables:
Investment advisory fees	8,428
Distribution fees	9,892
Administrative servicing fees	3,717
Trustee fees (Note 3)	538
Professional fees (Note 3)	470

Total Liabilities	148,887

Net Assets	$30,177,555

Represented by:
Capital	$27,473,671
Accumulated undistributed net investment income	17,547
Accumulated net realized losses from investment transactions	(764,655)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,428,736
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,022,256

Net Assets	$30,177,555

Net Assets:
Class A Shares	$8,099,252
Class C Shares	189,659
Class R1 Shares	1,453,959
Class R2 Shares	17,033,905
Institutional Service Class Shares	1,102
Institutional Class Shares	3,399,678

Total	$30,177,555

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	888,493
Class C Shares	20,863
Class R1 Shares	159,666
Class R2 Shares	1,872,132
Institutional Service Class Shares	121
Institutional Class Shares	372,420

Total	3,313,695

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 11

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2010
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.12
Class C Shares (a)	$9.09
Class R1 Shares	$9.11
Class R2 Shares	$9.10
Institutional Service Class Shares	$9.11
Institutional Class Shares	$9.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.68

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2010
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$359,446
Dividend income from non-affiliates	348,190
Interest income from non-affiliates	6

Total Income	707,642

EXPENSES:
Investment advisory fees	91,870
Distribution fees Class A	16,924
Distribution fees Class C	1,057
Distribution fees Class R1	15,199
Distribution fees Class R2	75,813
Administrative servicing fees Class A	16,910
Administrative servicing fees Class R1	5,846
Administrative servicing fees Class R2	37,917
Professional fees (Note 3)	679
Trustee fees (Note 3)	1,077
Other	466

Total Expenses	263,758

NET INVESTMENT INCOME	443,884

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	10,563
Net realized gains from investment transactions with affiliates	774,879
Net realized gains from investment transactions with non-affiliates	324,579

Net realized gains from affiliated and non-affiliated investments	1,110,021

Net change in unrealized appreciation/(depreciation) from investments in affiliates	995,248
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	440,439

Net change in unrealized appreciation/(depreciation) from investments	1,435,687

Net realized/unrealized gains from affiliated and non-affiliated investments	2,545,708

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,989,592

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$443,884	$322,692
Net realized gains/(losses) from investment transactions	1,110,021	(1,632,179)
Net change in unrealized appreciation from investments	1,435,687	3,906,322

Change in net assets resulting from operations	2,989,592	2,596,835

Distributions to Shareholders From:
Net investment income:
Class A	(97,872)	(45,028)
Class C	(1,298)	(775)
Class R1	(33,466)	(35,172)
Class R2	(220,375)	(177,684)
Institutional Service Class	(22)	(22)
Institutional Class	(81,282)	(65,634)
Net realized gains:
Class A	–	(2,080)
Class C	–	(4)
Class R1	–	(5,819)
Class R2	–	(32,152)
Institutional Service Class	–	(4)
Institutional Class	–	(6,543)

Change in net assets from shareholder distributions	(434,315)	(370,917)

Change in net assets from capital transactions	5,573,285	11,004,764

Change in net assets	8,128,562	13,230,682

Net Assets:
Beginning of year	22,048,993	8,818,311

End of year	$30,177,555	$22,048,993

Accumulated undistributed net investment income at end of year	$17,547	$14,303

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,926,653	$3,136,995
Dividends reinvested	97,872	47,108
Cost of shares redeemed	(1,975,215)	(595,155)

Total Class A	4,049,310	2,588,948

Class C Shares
Proceeds from shares issued	102,556	70,227
Dividends reinvested	1,298	779
Cost of shares redeemed	(4,653)	(3,011)

Total Class C	99,201	67,995

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2010

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$768,238	$1,834,881
Dividends reinvested	33,466	40,991
Cost of shares redeemed	(2,110,354)	(706,768)

Total Class R1	(1,308,650)	1,169,104

Class R2 Shares
Proceeds from shares issued	6,786,846	6,138,897
Dividends reinvested	220,375	209,836
Cost of shares redeemed	(3,503,353)	(1,695,412)

Total Class R2	3,503,868	4,653,321

Institutional Service Class Shares
Proceeds from shares issued	1,000	–
Dividends reinvested	22	26
Cost of shares redeemed	(910)	–

Total Institutional Service Class	112	26

Institutional Class Shares
Proceeds from shares issued	906,220	3,502,179
Dividends reinvested	81,282	72,177
Cost of shares redeemed	(1,758,058)	(1,048,986)

Total Institutional Class	(770,556)	2,525,370

Change in net assets from capital transactions	$5,573,285	$11,004,764

SHARE TRANSACTIONS:
Class A Shares
Issued	692,027	435,396
Reinvested	11,339	6,151
Redeemed	(230,173)	(77,481)

Total Class A Shares	473,193	364,066

Class C Shares
Issued	11,925	9,496
Reinvested	151	101
Redeemed	(544)	(368)

Total Class C Shares	11,532	9,229

Class R1 Shares
Issued	89,441	244,981
Reinvested	3,922	5,426
Redeemed	(243,029)	(94,679)

Total Class R1 Shares	(149,666)	155,728

Class R2 Shares
Issued	787,034	832,814
Reinvested	25,692	27,788
Redeemed	(403,403)	(226,113)

Total Class R2 Shares	409,323	634,489

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	119	–
Reinvested	3	4
Redeemed	(108)	–

Total Institutional Service Class Shares	14	4

Institutional Class Shares
Issued	105,255	462,403
Reinvested	9,442	9,410
Redeemed	(204,823)	(140,377)

Total Institutional Class Shares	(90,126)	331,436

Total change in shares	654,270	1,494,952

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010(f)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%	$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009(f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%	$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008(f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%	$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Year Ended October 31, 2010(f)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%	$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009(f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%	$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008(f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Year Ended October 31, 2010(f)	$8.28	0.13	0.81	0.94	(0.11)	–	(0.11)	$9.11	11.34%	$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009(f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%	$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008(f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Year Ended October 31, 2010(f)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%	$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009(f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%	$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008(f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%	$78,799	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Year Ended October 31, 2010(f)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%	$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009(f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%	$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008(f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%	$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Year Ended October 31, 2010(f)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%	$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009(f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%	$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008(f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007(f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%	$1,060,116	0.33%	3.02%	0.50%	6.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 17

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2015 Fund (Class A at NAV) returned 12.74% versus 13.99% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 127 funds as of October 31, 2010) was 13.59% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 24% and 8%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which returned 0.00%, the smallest relative contributions to Fund performance during the reporting period came from the Fund’s underlying investments in the T. Rowe Price Institutional High Yield Bond Fund and the SPDR DJ Wilshire International Real Estate ETF (with target allocations of 1% each), which returned 18.84% and 18.42%, respectively. High-yield bonds rallied early and late in the reporting period as investors sought opportunities during rallies in riskier asset classes. Total returns of securities in the international real estate markets generally bounced back during the reporting period, led by gains in the Asia-Pacific real estate markets.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

18 Annual Report 2010

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	12.74%	-0.20%
	w/SC2	6.26%	-2.05%

Class C	w/o SC1	12.22%	-0.72%
	w/SC3	11.22%	-0.72%

Institutional Service Class[4]		13.01%	-0.02%

Institutional Class[4]		13.24%	0.23%

Class R1[4]		12.32%	-0.64%

Class R2[4]		12.49%	-0.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.65%

Class R1	1.53%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Morningstar Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2015 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2015. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 19

Shareholder	Nationwide Destination 2015 Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
October 31, 2010

			Beginning	Ending	Expense Paid	Expenses Paid
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2015 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,039.10	4.32	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,036.60	6.88	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,036.80	6.37	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,037.80	5.60	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service	Actual		1,000.00	1,040.40	3.03	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class Shares	Actual		1,000.00	1,041.30	1.75	0.34
	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

20 Annual Report 2010

Portfolio Summary	Nationwide Destination 2015 Fund

October 31, 2010

Asset Allocation

Equity Funds	57.6%
Fixed Income Funds	41.5%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	24.2%
Nationwide Bond Index Fund, Institutional Class	15.7%
Nationwide International Index Fund, Institutional Class	13.0%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	12.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.1%
Vanguard Short-Term Bond Index Fund, ETF Shares	7.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.1%
Nationwide Small Cap Index Fund, Institutional Class	4.1%
Oppenheimer International Bond Fund, Class Y	4.0%
Vanguard Emerging Markets Index Fund, ETF Shares	2.0%
Other Holdings	4.1%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 21

Statement of Investments
October 31, 2010

Nationwide Destination 2015 Fund

Mutual Funds 75.2%
		Market
	Shares	Value

Equity Funds 53.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	492,346	$4,490,193
Nationwide International Index Fund, Institutional Class (a)	1,947,603	14,236,980
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	640,762	8,816,886
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,642,922	26,349,938
Nationwide Small Cap Index Fund, Institutional Class (a)	410,931	4,433,946

Total Equity Funds (cost $47,035,623)		58,327,943

Fixed Income Funds 20.7%
Nationwide Bond Index Fund, Institutional Class (a)	1,477,133	17,105,202
Oppenheimer International Bond Fund, Class Y	633,039	4,374,296
T. Rowe Price Institutional High Yield Fund	110,043	1,101,527

Total Fixed Income Funds (cost $21,118,901)		22,581,025

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,064,034	1,064,034

Total Money Market Fund (cost $1,064,034)		1,064,034

Total Mutual Funds (cost $69,218,558)		81,973,002

Exchange Traded Funds 24.9%
		Market
	Shares	Value
Equity Funds 4.1%
SPDR Dow Jones International Real Estate ETF	27,896	$1,126,719
Vanguard Emerging Markets Index Fund, ETF Shares	47,187	2,209,767
Vanguard REIT Index Fund, ETF Shares	20,492	1,117,839

Total Equity Funds (cost $3,065,251)		4,454,325

Fixed Income Funds 20.8%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	126,064	14,071,264
Vanguard Short-Term Bond Index Fund, ETF Shares	104,250	8,546,415

Total Fixed Income Funds (cost $21,218,519)		22,617,679

Total Exchange Traded Funds (cost $24,283,770)		27,072,004

Total Investments (cost $93,502,328) (c) — 100.1%		109,045,006

Liabilities in excess of other assets — (0.1)%		(79,529)

NET ASSETS — 100.0%		$108,965,477

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

22 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2015
Fund

Assets:
Investments in affiliates, at value (cost $60,495,161)	$72,006,986
Investments in non-affiliates, at value (cost $33,007,167)	37,038,020

Total Investments	109,045,006

Cash	82,958
Receivable for investments sold	402
Receivable for capital shares issued	129,166

Total Assets	109,257,532

Liabilities:
Payable for investments purchased	82,608
Payable for capital shares redeemed	129,489
Accrued expenses and other payables:
Investment advisory fees	30,067
Distribution fees	27,129
Administrative servicing fees	19,383
Trustee fees (Note 3)	1,941
Professional fees (Note 3)	1,438

Total Liabilities	292,055

Net Assets	$108,965,477

Represented by:
Capital	$97,340,123
Accumulated undistributed net investment income	36,039
Accumulated net realized losses from investment transactions	(3,953,363)
Net unrealized appreciation/(depreciation) from investments in affiliates	11,511,825
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,030,853

Net Assets	$108,965,477

Net Assets:
Class A Shares	$25,042,293
Class C Shares	613,461
Class R1 Shares	5,180,838
Class R2 Shares	44,133,969
Institutional Service Class Shares	28,399,341
Institutional Class Shares	5,595,575

Total	$108,965,477

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,712,614
Class C Shares	66,459
Class R1 Shares	562,433
Class R2 Shares	4,787,125
Institutional Service Class Shares	3,070,151
Institutional Class Shares	603,974

Total	11,802,756

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 23

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2015
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.23
Class C Shares (a)	$9.23
Class R1 Shares	$9.21
Class R2 Shares	$9.22
Institutional Service Class Shares	$9.25
Institutional Class Shares	$9.26
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2015
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,288,525
Dividend income from non-affiliates	956,679

Total Income	2,245,204

EXPENSES:
Investment advisory fees	292,099
Distribution fees Class A	55,840
Distribution fees Class C	4,752
Distribution fees Class R1	31,749
Distribution fees Class R2	180,778
Administrative servicing fees Class A	55,775
Administrative servicing fees Class R1	12,211
Administrative servicing fees Class R2	90,434
Administrative servicing fees Institutional Service Class	50,106
Professional fees (Note 3)	2,145
Trustee fees (Note 3)	3,716

Total Expenses	779,605

NET INVESTMENT INCOME	1,465,599

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	26,269
Net realized gains from investment transactions with affiliates	508,335
Net realized gains from investment transactions with non-affiliates	120,394

Net realized gains from affiliated and non-affiliated investments	654,998

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,019,724
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,468,931

Net change in unrealized appreciation/(depreciation) from investments	8,488,655

Net realized/unrealized gains from affiliated and non-affiliated investments	9,143,653

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,609,252

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 25

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,465,599	$876,507
Net realized gains/(losses) from investment transactions	654,998	(4,166,159)
Net change in unrealized appreciation from investments	8,488,655	12,159,025

Change in net assets resulting from operations	10,609,252	8,869,373

Distributions to Shareholders From:
Net investment income:
Class A	(361,889)	(215,472)
Class C	(5,718)	(2,496)
Class R1	(65,070)	(47,515)
Class R2	(522,093)	(344,621)
Institutional Service Class	(384,631)	(210,488)
Institutional Class	(100,829)	(60,954)
Net realized gains:
Class A	(60,281)	(1,221)
Class C	(1,260)	(11)
Class R1	(16,289)	(3,163)
Class R2	(103,312)	(26,357)
Institutional Service Class	(52,448)	(13,080)
Institutional Class	(13,978)	(2,883)

Change in net assets from shareholder distributions	(1,687,798)	(928,261)

Change in net assets from capital transactions	34,086,771	38,174,041

Change in net assets	43,008,225	46,115,153

Net Assets:
Beginning of year	65,957,252	19,842,099

End of year	$108,965,477	$65,957,252

Accumulated undistributed net investment income at end of year	$36,039	$28,734

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,825,178	$15,512,921
Dividends reinvested	421,429	216,693
Cost of shares redeemed	(3,267,577)	(2,418,632)

Total Class A	5,979,030	13,310,982

Class C Shares
Proceeds from shares issued	227,655	316,170
Dividends reinvested	6,978	2,507
Cost of shares redeemed	(34,040)	(883)

Total Class C	200,593	317,794

Class R1 Shares
Proceeds from shares issued	2,176,070	3,081,526
Dividends reinvested	81,359	50,678
Cost of shares redeemed	(1,416,790)	(922,851)

Total Class R1	840,639	2,209,353

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2010

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$16,147,540	$15,158,621
Dividends reinvested	625,405	370,978
Cost of shares redeemed	(3,226,874)	(2,548,611)

Total Class R2	13,546,071	12,980,988

Institutional Service Class Shares
Proceeds from shares issued	14,877,499	9,061,316
Dividends reinvested	437,079	223,567
Cost of shares redeemed	(3,267,401)	(1,778,616)

Total Institutional Service Class	12,047,177	7,506,267

Institutional Class Shares
Proceeds from shares issued	2,029,400	3,567,046
Dividends reinvested	114,807	55,845
Cost of shares redeemed	(670,946)	(1,774,234)

Total Institutional Class	1,473,261	1,848,657

Change in net assets from capital transactions	$34,086,771	$38,174,041

SHARE TRANSACTIONS:
Class A Shares
Issued	1,018,520	2,243,456
Reinvested	48,668	28,321
Redeemed	(375,753)	(323,277)

Total Class A Shares	691,435	1,948,500

Class C Shares
Issued	26,120	42,487
Reinvested	808	317
Redeemed	(3,850)	(105)

Total Class C Shares	23,078	42,699

Class R1 Shares
Issued	250,117	412,272
Reinvested	9,453	6,685
Redeemed	(161,610)	(123,491)

Total Class R1 Shares	97,960	295,466

Class R2 Shares
Issued	1,857,411	2,026,461
Reinvested	72,465	49,004
Redeemed	(370,025)	(342,249)

Total Class R2 Shares	1,559,851	1,733,216

Institutional Service Class Shares
Issued	1,698,157	1,190,458
Reinvested	50,278	29,330
Redeemed	(373,703)	(242,060)

Total Institutional Service Class Shares	1,374,732	977,728

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 27

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	233,189	469,105
Reinvested	13,200	7,222
Redeemed	(76,302)	(233,634)

Total Institutional Class Shares	170,087	242,693

Total change in shares	3,917,143	5,240,302

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

	Operations				Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%	$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%	$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Year Ended October 31, 2010 (f)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%	$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%	$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Year Ended October 31, 2010 (f)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%	$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%	$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Year Ended October 31, 2010 (f)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%	$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%	$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,076	1.06%	2.23%	1.06%	1.12%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%	$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%	$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%	$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%	$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%	$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%	$1,055,365	0.33%	2.91%	0.50%	1.12%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 29

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2020 Fund (Class A at NAV) returned 13.78% versus 15.05% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 174 funds as of October 31, 2010) was 14.36% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 26% and 9%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocations to the Nationwide Money Market Fund, which returned 0.00%, and the SPDR DJ Wilshire International Real Estate ETF, which returned 18.42%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s investments in the Vanguard Short-Term Bond ETF (with a target allocation of 5%), which returned 5.03%. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on high-quality, short-term bonds will likely be challenged to achieve significant returns for investors. Total returns of securities in the international real estate markets generally bounced back during the reporting period, led by gains in the Asia-Pacific real estate markets.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

30 Annual Report 2010

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	13.78%	-0.56%
	w/SC2	7.25%	-2.40%

Class C	w/o SC1	13.19%	-1.14%
	w/SC3	12.19%	-1.14%

Institutional Service Class[4]		14.05%	-0.38%

Institutional Class[4]		14.38%	-0.06%

Class R1[4]		13.27%	-0.91%

Class R2[4]		13.43%	-0.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.64%

Class R1	1.52%

Class R2	1.37%

Institutional Service Class	0.87%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Morningstar Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2020 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2020. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 31

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2020 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,036.10	4.31	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,033.90	6.87	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,033.80	6.36	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,033.70	5.59	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service	Actual		1,000.00	1,036.30	3.03	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class	Actual		1,000.00	1,038.30	1.75	0.34
Shares	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

32 Annual Report 2010

Portfolio Summary	Nationwide Destination 2020 Fund

October 31, 2010

Asset Allocation

Equity Funds	67.6%
Fixed Income Funds	31.5%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	26.1%
Nationwide Bond Index Fund, Institutional Class	16.6%
Nationwide International Index Fund, Institutional Class	16.1%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.1%
Nationwide Small Cap Index Fund, Institutional Class	6.1%
Vanguard Short-Term Bond Index Fund, ETF Shares	4.9%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.1%
Vanguard Emerging Markets Index Fund, ETF Shares	3.0%
Vanguard REIT Index Fund, ETF Shares	2.1%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 33

Statement of Investments
October 31, 2010

Nationwide Destination 2020 Fund

Mutual Funds 79.2%

	Shares	Market Value

Equity Funds 61.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	541,605	$4,939,435
Nationwide International Index Fund, Institutional Class (a)	2,637,285	19,278,552
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	793,187	10,914,258
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,150,370	31,409,187
Nationwide Small Cap Index Fund, Institutional Class (a)	678,138	7,317,109

Total Equity Funds (cost $62,347,504)		73,858,541

Fixed Income Fund 16.7%
Nationwide Bond Index Fund, Institutional Class (a)	1,727,285	20,001,962

Total Fixed Income Fund (cost $19,107,881)		20,001,962

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,171,127	1,171,127

Total Money Market Fund (cost $1,171,127)		1,171,127

Total Mutual Funds (cost $82,626,512)		95,031,630

Exchange Traded Funds 20.9%
Equity Funds 6.1%
SPDR Dow Jones International Real Estate ETF	30,678	$1,239,084
Vanguard Emerging Markets Index Fund, ETF Shares	77,860	3,646,184
Vanguard REIT Index Fund, ETF Shares	45,080	2,459,114

Total Equity Funds (cost $5,248,616)		7,344,382

Fixed Income Funds 14.8%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	106,701	11,909,966
Vanguard Short-Term Bond Index Fund, ETF Shares	71,710	5,878,786

Total Fixed Income Funds (cost $16,711,099)		17,788,752

Total Exchange Traded Funds (cost $21,959,715)		25,133,134

Total Investments (cost $104,586,227) (c) — 100.1%		120,164,764

Liabilities in excess of other assets — (0.1)%		(84,684)

NET ASSETS — 100.0%		$120,080,080

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2020
Fund

Assets:
Investments in affiliates, at value (cost $78,193,279)	$90,092,195
Investments in non-affiliates, at value (cost $26,392,948)	30,072,569

Total Investments	120,164,764

Cash	131,719
Receivable for investments sold	247,440
Receivable for capital shares issued	139,717

Total Assets	120,683,640

Liabilities:
Payable for investments purchased	130,982
Payable for capital shares redeemed	386,695
Accrued expenses and other payables:
Investment advisory fees	32,865
Distribution fees	29,296
Administrative servicing fees	20,063
Trustee fees (Note 3)	2,143
Professional fees (Note 3)	1,516

Total Liabilities	603,560

Net Assets	$120,080,080

Represented by:
Capital	$108,328,938
Accumulated undistributed net investment income	6,463
Accumulated net realized losses from investment transactions	(3,833,858)
Net unrealized appreciation/(depreciation) from investments in affiliates	11,898,916
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,679,621

Net Assets	$120,080,080

Net Assets:
Class A Shares	$16,077,321
Class C Shares	914,712
Class R1 Shares	6,043,131
Class R2 Shares	52,604,669
Institutional Service Class Shares	35,769,480
Institutional Class Shares	8,670,767

Total	$120,080,080

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,759,879
Class C Shares	100,669
Class R1 Shares	661,252
Class R2 Shares	5,765,002
Institutional Service Class Shares	3,909,063
Institutional Class Shares	944,958

Total	13,140,823

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 35

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2020
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.14
Class C Shares (a)	$9.09
Class R1 Shares	$9.14
Class R2 Shares	$9.12
Institutional Service Class Shares	$9.15
Institutional Class Shares	$9.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.70

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

36 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2020
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,492,473
Dividend income from non-affiliates	646,570
Interest income from non-affiliates	13

Total Income	2,139,056

EXPENSES:
Investment advisory fees	304,622
Distribution fees Class A	31,479
Distribution fees Class C	6,523
Distribution fees Class R1	37,029
Distribution fees Class R2	207,260
Administrative servicing fees Class A	31,439
Administrative servicing fees Class R1	14,243
Administrative servicing fees Class R2	103,685
Administrative servicing fees Institutional Service Class	61,533
Professional fees (Note 3)	2,273
Trustee fees (Note 3)	4,026

Total Expenses	804,112

NET INVESTMENT INCOME	1,334,944

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	3,120
Net realized losses from investment transactions with affiliates	(368,522)
Net realized gains from investment transactions with non-affiliates	29,360

Net realized losses from affiliated and non-affiliated investments	(336,042)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,193,455
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,564,694

Net change in unrealized appreciation/(depreciation) from investments	10,758,149

Net realized/unrealized gains from affiliated and non-affiliated investments	10,422,107

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,757,051

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 37

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,334,944	$735,897
Net realized losses from investment transactions	(336,042)	(2,947,203)
Net change in unrealized appreciation from investments	10,758,149	10,530,069

Change in net assets resulting from operations	11,757,051	8,318,763

Distributions to Shareholders From:
Net investment income:
Class A	(147,523)	(64,220)
Class C	(7,541)	(5,304)
Class R1	(69,808)	(51,387)
Class R2	(526,042)	(342,268)
Institutional Service Class	(422,184)	(197,808)
Institutional Class	(144,614)	(93,750)
Net realized gains:
Class A	(37,258)	(3,403)
Class C	(3,792)	(439)
Class R1	(37,803)	(3,226)
Class R2	(232,580)	(19,129)
Institutional Service Class	(126,189)	(8,597)
Institutional Class	(44,739)	(4,019)

Change in net assets from shareholder distributions	(1,800,073)	(793,550)

Change in net assets from capital transactions	47,777,320	34,315,572

Change in net assets	57,734,298	41,840,785

Net Assets:
Beginning of year	62,345,782	20,504,997

End of year	$120,080,080	$62,345,782

Accumulated undistributed net investment income at end of year	$6,463	$6,489

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,824,623	$2,924,396
Dividends reinvested	184,781	67,623
Cost of shares redeemed	(2,236,097)	(596,189)

Total Class A	9,773,307	2,395,830

Class C Shares
Proceeds from shares issued	426,002	172,631
Dividends reinvested	11,333	5,743
Cost of shares redeemed	(36,219)	(53,800)

Total Class C	401,116	124,574

Class R1 Shares
Proceeds from shares issued	2,238,494	2,788,908
Dividends reinvested	107,611	54,613
Cost of shares redeemed	(1,449,821)	(560,667)

Total Class R1	896,284	2,282,854

The accompanying notes are an integral part of these financial statements.

38 Annual Report 2010

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,791,019	$18,780,962
Dividends reinvested	758,622	361,397
Cost of shares redeemed	(2,731,386)	(1,910,435)

Total Class R2	16,818,255	17,231,924

Institutional Service Class Shares
Proceeds from shares issued	20,462,358	11,009,055
Dividends reinvested	548,373	206,405
Cost of shares redeemed	(3,440,165)	(1,629,370)

Total Institutional Service Class	17,570,566	9,586,090

Institutional Class Shares
Proceeds from shares issued	2,873,083	3,807,765
Dividends reinvested	189,353	97,769
Cost of shares redeemed	(744,644)	(1,211,234)

Total Institutional Class	2,317,792	2,694,300

Change in net assets from capital transactions	$47,777,320	$34,315,572

SHARE TRANSACTIONS:
Class A Shares
Issued	1,385,975	402,099
Reinvested	21,628	9,230
Redeemed	(259,228)	(83,834)

Total Class A Shares	1,148,375	327,495

Class C Shares
Issued	49,639	25,128
Reinvested	1,338	790
Redeemed	(4,305)	(7,959)

Total Class C Shares	46,672	17,959

Class R1 Shares
Issued	262,263	390,736
Reinvested	12,655	7,488
Redeemed	(168,007)	(80,157)

Total Class R1 Shares	106,911	318,067

Class R2 Shares
Issued	2,179,855	2,633,216
Reinvested	89,205	49,143
Redeemed	(319,849)	(253,419)

Total Class R2 Shares	1,949,211	2,428,940

Institutional Service Class Shares
Issued	2,369,278	1,521,338
Reinvested	64,104	27,884
Redeemed	(396,660)	(223,394)

Total Institutional Service Class Shares	2,036,722	1,325,828

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 39

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	334,162	519,450
Reinvested	22,106	13,226
Redeemed	(86,892)	(168,673)

Total Institutional Class Shares	269,376	364,003

Total change in shares	5,557,267	4,782,292

The accompanying notes are an integral part of these financial statements.

40 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%	$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%	$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Year Ended October 31, 2010 (f)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%	$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%	$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Year Ended October 31, 2010 (f)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%	$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%	$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Year Ended October 31, 2010 (f)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%	$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%	$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%	$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%	$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%	$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%	$1,064	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%	$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%	$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%	$1,059,195	0.33%	2.79%	0.50%	1.99%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 41

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2025 Fund (Class A at NAV) returned 14.90% versus 16.10% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 105 funds as of October 31, 2010) was 15.71% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 11%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocations to the Nationwide Money Market Fund, which returned 0.00%, and the SPDR DJ Wilshire International Real Estate ETF, which returned 18.42%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the Vanguard Short-Term Bond ETF (with a target allocation of 3%), which returned 5.03%. The high-quality, short-term duration part of the fixed-income spectrum benefited from very strong inflows as investors desperately sought yield. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on this segment of the bond market will likely be challenged well into 2011.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

42 Annual Report 2010

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	14.90%	-0.98%
	w/SC2	8.30%	-2.81%

Class C	w/o SC1	14.29%	-1.49%
	w/SC3	13.29%	-1.49%

Institutional Service Class[4]		15.10%	-0.82%

Institutional Class[4]		15.51%	-0.52%

Class R1[4]		14.41%	-1.38%

Class R2[4]		14.55%	-1.22%

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.09%

Class C	1.64%

Class R1	1.53%

Class R2	1.37%

Institutional Service Class	0.87%

Institutional Class	0.64%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Morningstar Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2025 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2025. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 43

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2025 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,032.10	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,029.90	6.86	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,031.00	6.35	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,030.60	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service	Actual		1,000.00	1,034.40	3.03	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class	Actual		1,000.00	1,035.40	1.74	0.34
Shares	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

44 Annual Report 2010

Portfolio Summary	Nationwide Destination 2025 Fund

October 31, 2010

Asset Allocation

Equity Funds	76.5%
Fixed Income Funds	22.6%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	29.1%
Nationwide International Index Fund, Institutional Class	17.0%
Nationwide Bond Index Fund, Institutional Class	12.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.0%
Nationwide Small Cap Index Fund, Institutional Class	8.1%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	6.9%
Credit Suisse Commodity Return Strategy Fund, Common Class	4.1%
Vanguard Emerging Markets Index Fund, ETF Shares	4.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	3.0%
Vanguard REIT Index Fund, ETF Shares	2.1%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 45

Statement of Investments
October 31, 2010

Nationwide Destination 2025 Fund

Mutual Funds 83.1%
		Market
	Shares	Value

Equity Funds 69.4%
Credit Suisse Commodity Return Strategy Fund, Common Class	484,188	$4,415,794
Nationwide International Index Fund, Institutional Class (a)	2,504,396	18,307,135
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	866,447	11,922,313
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,140,511	31,310,896
Nationwide Small Cap Index Fund, Institutional Class (a)	808,235	8,720,854

Total Equity Funds (cost $62,128,558)		74,676,992

Fixed Income Fund 12.7%
Nationwide Bond Index Fund, Institutional Class (a)	1,180,395	13,668,976

Total Fixed Income Fund (cost $13,042,928)		13,668,976

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,046,514	1,046,514

Total Money Market Fund (cost $1,046,514)		1,046,514

Total Mutual Funds (cost $76,218,000)		89,392,482

Equity Funds 7.1%
SPDR Dow Jones International Real Estate ETF	27,433	1,108,019
Vanguard Emerging Markets Index Fund, ETF Shares	92,810	4,346,292
Vanguard REIT Index Fund, ETF Shares	40,305	2,198,638

Total Equity Funds (cost $5,635,256)		7,652,949

Fixed Income Funds 9.9%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	66,754	7,451,081
Vanguard Short-Term Bond Index Fund, ETF Shares	38,449	3,152,049

Total Fixed Income Funds (cost $9,917,195)		10,603,130

Total Exchange Traded Funds (cost $15,552,451)		18,256,079

Total Investments (cost $91,770,451) (c) — 100.1%		107,648,561

Liabilities in excess of other assets — (0.1)%		(79,778)

NET ASSETS — 100.0%		$107,568,783

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

46 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2025
Fund

Assets:
Investments in affiliates, at value (cost $72,304,850)	$84,976,688
Investments in non-affiliates, at value (cost $19,465,601)	22,671,873

Total Investments	107,648,561

Cash	73,618
Receivable for investments sold	25,673
Receivable for capital shares issued	80,265

Total Assets	107,828,117

Liabilities:
Payable for investments purchased	73,330
Payable for capital shares redeemed	105,840
Accrued expenses and other payables:
Investment advisory fees	29,569
Distribution fees	30,277
Administrative servicing fees	17,013
Trustee fees (Note 3)	1,897
Professional fees (Note 3)	1,408

Total Liabilities	259,334

Net Assets	$107,568,783

Represented by:
Capital	$95,101,647
Accumulated net realized losses from investment transactions	(3,410,974)
Net unrealized appreciation/(depreciation) from investments in affiliates	12,671,838
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,206,272

Net Assets	$107,568,783

Net Assets:
Class A Shares	$16,653,084
Class C Shares	764,625
Class R1 Shares	7,749,196
Class R2 Shares	52,502,941
Institutional Service Class Shares	23,298,175
Institutional Class Shares	6,600,762

Total	$107,568,783

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,845,959
Class C Shares	84,934
Class R1 Shares	859,202
Class R2 Shares	5,825,637
Institutional Service Class Shares	2,577,523
Institutional Class Shares	727,861

Total	11,921,116

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 47

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2025
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.02
Class C Shares (a)	$9.00
Class R1 Shares	$9.02
Class R2 Shares	$9.01
Institutional Service Class Shares	$9.04
Institutional Class Shares	$9.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

48 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2025
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,358,171
Dividend income from non-affiliates	497,748

Total Income	1,855,919

EXPENSES:
Investment advisory fees	279,530
Distribution fees Class A	32,288
Distribution fees Class C	4,785
Distribution fees Class R1	43,819
Distribution fees Class R2	214,096
Administrative servicing fees Class A	32,228
Administrative servicing fees Class R1	16,858
Administrative servicing fees Class R2	107,103
Administrative servicing fees Institutional Service Class	40,852
Professional fees (Note 3)	2,095
Trustee fees (Note 3)	3,613

Total Expenses	777,267

NET INVESTMENT INCOME	1,078,652

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	1,723
Net realized losses from investment transactions with affiliates	(676,538)
Net realized gains from investment transactions with non-affiliates	45,228

Net realized losses from affiliated and non-affiliated investments	(629,587)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	8,854,232
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,150,992

Net change in unrealized appreciation/(depreciation) from investments	11,005,224

Net realized/unrealized gains from affiliated and non-affiliated investments	10,375,637

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,454,289

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 49

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,078,652	$608,641
Net realized losses from investment transactions	(629,587)	(2,090,074)
Net change in unrealized appreciation from investments	11,005,224	10,037,463

Change in net assets resulting from operations	11,454,289	8,556,030

Distributions to Shareholders From:
Net investment income:
Class A	(148,604)	(75,537)
Class C	(4,705)	(2,497)
Class R1	(76,075)	(57,254)
Class R2	(506,695)	(317,234)
Institutional Service Class	(255,689)	(117,433)
Institutional Class	(95,623)	(66,679)
Net realized gains:
Class A	(53,583)	(3,322)
Class C	(2,650)	(269)
Class R1	(47,871)	(7,920)
Class R2	(275,218)	(35,807)
Institutional Service Class	(96,919)	(9,791)
Institutional Class	(37,652)	(3,981)

Change in net assets from shareholder distributions	(1,601,284)	(697,724)

Change in net assets from capital transactions	38,375,774	33,487,563

Change in net assets	48,228,779	41,345,869

Net Assets:
Beginning of year	59,340,004	17,994,135

End of year	$107,568,783	$59,340,004

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,142,203	$5,308,789
Dividends reinvested	202,007	78,859
Cost of shares redeemed	(2,218,835)	(610,216)

Total Class A	8,125,375	4,777,432

Class C Shares
Proceeds from shares issued	429,040	131,558
Dividends reinvested	7,355	2,766
Cost of shares redeemed	(16,189)	(3,600)

Total Class C	420,206	130,724

The accompanying notes are an integral part of these financial statements.

50 Annual Report 2010

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$3,231,102	$3,239,039
Dividends reinvested	123,946	65,174
Cost of shares redeemed	(1,563,609)	(936,681)

Total Class R1	1,791,439	2,367,532

Class R2 Shares
Proceeds from shares issued	17,560,476	17,897,968
Dividends reinvested	781,913	353,041
Cost of shares redeemed	(2,828,567)	(1,145,023)

Total Class R2	15,513,822	17,105,986

Institutional Service Class Shares
Proceeds from shares issued	12,801,745	7,214,503
Dividends reinvested	352,608	127,224
Cost of shares redeemed	(2,222,228)	(825,331)

Total Institutional Service Class	10,932,125	6,516,396

Institutional Class Shares
Proceeds from shares issued	2,143,756	4,403,533
Dividends reinvested	133,275	70,660
Cost of shares redeemed	(684,224)	(1,884,700)

Total Institutional Class	1,592,807	2,589,493

Change in net assets from capital transactions	$38,375,774	$33,487,563

SHARE TRANSACTIONS:
Class A Shares
Issued	1,202,174	809,312
Reinvested	24,094	11,118
Redeemed	(260,582)	(83,024)

Total Class A Shares	965,686	737,406

Class C Shares
Issued	51,952	21,163
Reinvested	881	396
Redeemed	(1,951)	(550)

Total Class C Shares	50,882	21,009

Class R1 Shares
Issued	380,296	467,838
Reinvested	14,838	9,394
Redeemed	(184,769)	(126,834)

Total Class R1 Shares	210,365	350,398

Class R2 Shares
Issued	2,075,533	2,569,109
Reinvested	93,604	50,365
Redeemed	(332,601)	(159,226)

Total Class R2 Shares	1,836,536	2,460,248

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,504,956	1,015,966
Reinvested	42,002	17,875
Redeemed	(261,268)	(116,961)

Total Institutional Service Class Shares	1,285,690	916,880

Institutional Class Shares
Issued	253,242	617,013
Reinvested	15,848	9,844
Redeemed	(80,595)	(251,739)

Total Institutional Class Shares	188,495	375,118

Total change in shares	4,537,654	4,861,059

The accompanying notes are an integral part of these financial statements.

52 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%	$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%	$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%	$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Year Ended October 31, 2010 (f)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%	$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%	$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Year Ended October 31, 2010 (f)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%	$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%	$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Year Ended October 31, 2010 (f)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%	$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%	$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%	$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%	$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%	$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%	$1,070	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%	$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%	$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%	$1,064,001	0.33%	2.57%	0.50%	0.96%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 53

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2030 Fund (Class A at NAV) returned 15.63% versus 16.89% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 171 funds as of October 31, 2010) was 15.72% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 31% and 12%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocations to the Nationwide Money Market Fund, which returned 0.00%, and the SPDR DJ Wilshire International Real Estate ETF, which returned 18.42%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the iShares Barclays TIPS Bond ETF (with a target allocation of 4%), which returned 10.22%. This relatively strong TIPS performance reflected “flight to safety” purchases as many investors continued to fear the possibility of a double-dip recession and deflation in the coming months.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

54 Annual Report 2010

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	15.63%	-1.80%
	w/SC2	9.05%	-3.61%

Class C	w/o SC1	15.12%	-2.31%
	w/SC3	14.12%	-2.31%

Institutional Service Class[4]		15.86%	-1.67%

Institutional Class[4]		16.14%	-1.37%

Class R1[4]		15.05%	-2.23%

Class R2[4]		15.32%	-2.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.65%

Class R1	1.53%

Class R2	1.38%

Institutional Service Class	0.88%

Institutional Class	0.65%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Morningstar Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2030 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2030. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 55

Shareholder	Nationwide Destination 2030 Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2030 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,031.70	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,029.20	6.85	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,028.50	6.34	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,029.30	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service	Actual		1,000.00	1,031.90	3.02	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class	Actual		1,000.00	1,034.10	1.74	0.34
Shares	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

56 Annual Report 2010

Portfolio Summary	Nationwide Destination 2030 Fund

October 31, 2010

Asset Allocation

Equity Funds	84.4%
Fixed Income Funds	14.7%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Bond Index Fund, Institutional Class	10.7%
Nationwide Small Cap Index Fund, Institutional Class	9.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Vanguard Emerging Markets Index Fund, ETF Shares	4.0%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	3.9%
Vanguard REIT Index Fund, ETF Shares	2.1%
SPDR Dow Jones International Real Estate ETF	1.0%
Other Holdings	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 57

Statement of Investments
October 31, 2010

Nationwide Destination 2030 Fund

Mutual Funds 89.0%
		Market
	Shares	Value

Equity Funds 77.3%
Credit Suisse Commodity Return Strategy Fund, Common Class	672,138	$6,129,901
Nationwide International Index Fund, Institutional Class (a)	3,272,205	23,919,816
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,049,772	14,444,864
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,728,368	37,171,825
Nationwide Small Cap Index Fund, Institutional Class (a)	1,009,803	10,895,776

Total Equity Funds (cost $74,686,838)		92,562,182

Fixed Income Fund 10.7%
Nationwide Bond Index Fund, Institutional Class (a)	1,109,273	12,845,379

Total Fixed Income Fund (cost $12,239,807)		12,845,379

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	1,162,298	1,162,298

Total Money Market Fund (cost $1,162,298)		1,162,298

Total Mutual Funds (cost $88,088,943)		106,569,859

Exchange Traded Funds 11.1%
Equity Funds 7.1%
SPDR Dow Jones International Real Estate ETF	30,465	$1,230,481
Vanguard Emerging Markets Index Fund, ETF Shares	103,075	4,827,002
Vanguard REIT Index Fund, ETF Shares	44,761	2,441,713

Total Equity Funds (cost $5,601,173)		8,499,196

Fixed Income Fund 4.0%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	42,360	4,728,223

Total Fixed Income Fund (cost $4,337,278)		4,728,223

Total Exchange Traded Funds (cost $9,938,451)		13,227,419

Total Investments (cost $98,027,394)(c) — 100.1%		119,797,278

Liabilities in excess of other assets — (0.1)%		(88,618)

NET ASSETS — 100.0%		$119,708,660

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

58 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2030
Fund

Assets:
Investments in affiliates, at value (cost $82,769,618)	$100,439,958
Investments in non-affiliates, at value (cost $15,257,776)	19,357,320

Total Investments	119,797,278

Cash	36,599
Receivable for investments sold	29,954
Receivable for capital shares issued	140,931

Total Assets	120,004,762

Liabilities:
Payable for investments purchased	36,340
Payable for capital shares redeemed	170,775
Accrued expenses and other payables:
Investment advisory fees	32,832
Distribution fees	32,207
Administrative servicing fees	20,279
Trustee fees (Note 3)	2,116
Professional fees (Note 3)	1,553

Total Liabilities	296,102

Net Assets	$119,708,660

Represented by:
Capital	$101,637,125
Accumulated net realized losses from investment transactions	(3,698,349)
Net unrealized appreciation/(depreciation) from investments in affiliates	17,670,340
Net unrealized appreciation/(depreciation) from investments in non-affiliates	4,099,544

Net Assets	$119,708,660

Net Assets:
Class A Shares	$32,684,738
Class C Shares	802,611
Class R1 Shares	7,769,345
Class R2 Shares	49,279,996
Institutional Service Class Shares	21,130,412
Institutional Class Shares	8,041,558

Total	$119,708,660

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,711,541
Class C Shares	91,317
Class R1 Shares	883,543
Class R2 Shares	5,605,060
Institutional Service Class Shares	2,395,044
Institutional Class Shares	908,804

Total	13,595,309

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 59

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2030
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.81
Class C Shares (a)	$8.79
Class R1 Shares	$8.79
Class R2 Shares	$8.79
Institutional Service Class Shares	$8.82
Institutional Class Shares	$8.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.35

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

60 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2030
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,592,583
Dividend income from non-affiliates	496,431
Interest income from non-affiliates	7

Total Income	2,089,021

EXPENSES:
Investment advisory fees	315,133
Distribution fees Class A	71,531
Distribution fees Class C	6,073
Distribution fees Class R1	45,212
Distribution fees Class R2	190,227
Administrative servicing fees Class A	71,801
Administrative servicing fees Class R1	17,305
Administrative servicing fees Class R2	95,172
Administrative servicing fees Institutional Service Class	35,862
Professional fees (Note 3)	2,308
Trustee fees (Note 3)	3,987

Total Expenses	854,611

NET INVESTMENT INCOME	1,234,410

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(460,018)
Net realized gains from investment transactions with non-affiliates	134,548

Net realized losses from affiliated and non-affiliated investments	(325,470)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	10,552,686
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,224,448

Net change in unrealized appreciation/(depreciation) from investments	12,777,134

Net realized/unrealized gains from affiliated and non-affiliated investments	12,451,664

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,686,074

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 61

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,234,410	$681,458
Net realized losses from investment transactions	(325,470)	(2,686,578)
Net change in unrealized appreciation from investments	12,777,134	14,615,569

Change in net assets resulting from operations	13,686,074	12,610,449

Distributions to Shareholders From:
Net investment income:
Class A	(392,034)	(222,062)
Class C	(5,427)	(1,468)
Class R1	(77,885)	(43,604)
Class R2	(438,074)	(265,418)
Institutional Service Class	(220,221)	(97,307)
Institutional Class	(121,834)	(80,439)
Net realized gains:
Class A	(154,552)	(6,444)
Class C	(2,597)	(116)
Class R1	(39,158)	(6,618)
Class R2	(190,299)	(41,468)
Institutional Service Class	(67,048)	(9,684)
Institutional Class	(38,905)	(6,273)

Change in net assets from shareholder distributions	(1,748,034)	(780,901)

Change in net assets from capital transactions	36,016,584	42,353,812

Change in net assets	47,954,624	54,183,360

Net Assets:
Beginning of year	71,754,036	17,570,676

End of year	$119,708,660	$71,754,036

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,091,949	$18,345,090
Dividends reinvested	546,586	228,506
Cost of shares redeemed	(4,007,645)	(2,119,222)

Total Class A	5,630,890	16,454,374

Class C Shares
Proceeds from shares issued	582,770	246,792
Dividends reinvested	8,024	1,584
Cost of shares redeemed	(150,655)	(12,609)

Total Class C	440,139	235,767

Class R1 Shares
Proceeds from shares issued	2,955,865	3,134,358
Dividends reinvested	117,043	50,222
Cost of shares redeemed	(1,098,711)	(603,931)

Total Class R1	1,974,197	2,580,649

The accompanying notes are an integral part of these financial statements.

62 Annual Report 2010

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$18,177,175	$14,824,047
Dividends reinvested	628,373	306,886
Cost of shares redeemed	(2,467,655)	(1,045,907)

Total Class R2	16,337,893	14,085,026

Institutional Service Class Shares
Proceeds from shares issued	11,143,096	6,249,091
Dividends reinvested	287,269	106,991
Cost of shares redeemed	(1,210,320)	(767,385)

Total Institutional Service Class	10,220,045	5,588,697

Institutional Class Shares
Proceeds from shares issued	2,154,784	5,398,397
Dividends reinvested	160,739	86,712
Cost of shares redeemed	(902,103)	(2,075,810)

Total Institutional Class	1,413,420	3,409,299

Change in net assets from capital transactions	$36,016,584	$42,353,812

SHARE TRANSACTIONS:
Class A Shares
Issued	1,105,816	3,046,152
Reinvested	67,196	33,815
Redeemed	(489,329)	(300,507)

Total Class A Shares	683,683	2,779,460

Class C Shares
Issued	69,569	35,819
Reinvested	990	229
Redeemed	(18,371)	(1,853)

Total Class C Shares	52,188	34,195

Class R1 Shares
Issued	361,978	472,445
Reinvested	14,415	7,560
Redeemed	(133,334)	(81,943)

Total Class R1 Shares	243,059	398,062

Class R2 Shares
Issued	2,207,643	2,226,256
Reinvested	77,302	46,084
Redeemed	(302,699)	(159,373)

Total Class R2 Shares	1,982,246	2,112,967

Institutional Service Class Shares
Issued	1,350,334	932,524
Reinvested	35,168	15,811
Redeemed	(146,424)	(108,098)

Total Institutional Service Class Shares	1,239,078	840,237

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 63

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	261,272	802,249
Reinvested	19,657	12,808
Redeemed	(109,692)	(309,642)

Total Institutional Class Shares	171,237	505,415

Total change in shares	4,371,491	6,670,336

The accompanying notes are an integral part of these financial statements.

64 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

	Operations				Distributions					Ratios / Supplemental Data

												Ratio of Net	Ratio of
			Net Realized									Investment	Expenses
	Net Asset		and								Ratio of	Income	(Prior to
	Value,	Net	Unrealized								Expenses	(Loss)	Reimbursements)
	Beginning	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	to Average	to Average	to Average
	of	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	Net	Net	Net	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%	$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%	$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Year Ended October 31, 2010 (f)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%	$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%	$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Year Ended October 31, 2010 (f)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%	$7,769,345	1.23%	1.00%	1.23%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%	$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Year Ended October 31, 2010 (f)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%	$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%	$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%	$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%	$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%	$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%	$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 65

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2035 Fund (Class A at NAV) returned 16.20% versus 17.33% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 100 funds as of October 31, 2010) was 16.55% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which returned 0.00%, and 2% target allocation to the SPDR DJ Wilshire International Real Estate ETF, which returned 18.42%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the Credit Suisse Commodity Return Strategy Fund (with a target allocation of 5%), which returned 12.14%. This underlying fund invests primarily in commodity-linked derivative instruments backed by a portfolio of investment-grade fixed-income securities typically having an average duration of one year or less. The underlying fund exhibits a very high correlation with the index it tracks, the Dow Jones-UBS Commodity Indexsm, which returned 11.82% for the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

66 Annual Report 2010

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	16.20%	-2.54%
	w/SC2	9.51%	-4.34%

Class C	w/o SC1	15.63%	-3.06%
	w/SC3	14.63%	-3.06%

Institutional Service Class[4]		16.56%	-2.38%

Institutional Class [4]		16.71%	-2.11%

Class R1[4]		15.73%	-2.99%

Class R2[4]		15.89%	-2.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.66%

Class R1	1.56%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Morningstar Lifetime Moderate 2035 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2035 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2035. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 67

Shareholder	Nationwide Destination 2035 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2035 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,032.40	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,030.10	6.86	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,030.30	6.35	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,031.10	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service	Actual		1,000.00	1,033.60	3.02	0.59
Class Shares	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class Shares	Actual		1,000.00	1,034.60	1.74	0.34
	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

68 Annual Report 2010

Portfolio Summary	Nationwide Destination 2035 Fund

October 31, 2010

Asset Allocation

Equity Funds	89.3%
Fixed Income Fund	9.8%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	21.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.1%
Nationwide Small Cap Index Fund, Institutional Class	10.1%
Nationwide Bond Index Fund, Institutional Class	9.7%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Vanguard Emerging Markets Index Fund, ETF Shares	5.0%
SPDR Dow Jones International Real Estate ETF	2.1%
Vanguard REIT Index Fund, ETF Shares	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 69

Statement of Investments
October 31, 2010

Nationwide Destination 2035 Fund

Mutual Funds 91.0%

	Shares	Market Value

Equity Funds 80.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	307,103	$2,800,781
Nationwide International Index Fund, Institutional Class (a)	1,644,443	12,020,880
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	519,569	7,149,277
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,648,429	16,434,835
Nationwide Small Cap Index Fund, Institutional Class (a)	512,632	5,531,300

Total Equity Funds (cost $37,138,021)		43,937,073

Fixed Income Fund 9.8%
Nationwide Bond Index Fund, Institutional Class (a)	460,705	5,334,960

Total Fixed Income Fund (cost $5,097,618)		5,334,960

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	530,969	530,969

Total Money Market Fund (cost $530,969)		530,969

Total Mutual Funds (cost $42,766,608)		49,803,002

Exchange Traded Funds 9.1%

	Shares	Market Value

Equity Funds 9.1%
SPDR Dow Jones International Real Estate ETF	27,846	1,124,700
Vanguard Emerging Markets Index Fund, ETF Shares	58,874	2,757,069
Vanguard REIT Index Fund, ETF Shares	20,456	1,115,875

Total Equity Funds (cost $3,716,883)		4,997,644

Total Exchange Traded Funds (cost $3,716,883)		4,997,644

Total Investments (cost $46,483,491) (c) — 100.1%		54,800,646

Liabilities in excess of other assets — (0.1)%		(39,292)

NET ASSETS — 100.0%		$54,761,354

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

70 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2035
Fund

Assets:
Investments in affiliates, at value (cost $40,282,200)	$47,002,221
Investments in non-affiliates, at value (cost $6,201,291)	7,798,425

Total Investments	54,800,646

Cash	18,257
Receivable for investments sold	44,179
Receivable for capital shares issued	67,388

Total Assets	54,930,470

Liabilities:
Payable for investments purchased	20,347
Payable for capital shares redeemed	109,333
Accrued expenses and other payables:
Investment advisory fees	15,072
Distribution fees	15,261
Administrative servicing fees	7,412
Trustee fees (Note 3)	1,007
Professional fees (Note 3)	684

Total Liabilities	169,116

Net Assets	$54,761,354

Represented by:
Capital	$48,377,547
Accumulated net realized losses from investment transactions	(1,933,348)
Net unrealized appreciation/(depreciation) from investments in affiliates	6,720,021
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,597,134

Net Assets	$54,761,354

Net Assets:
Class A Shares	$6,517,439
Class C Shares	248,436
Class R1 Shares	908,658
Class R2 Shares	31,456,319
Institutional Service Class Shares	10,132,411
Institutional Class Shares	5,498,091

Total	$54,761,354

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	763,521
Class C Shares	29,273
Class R1 Shares	106,642
Class R2 Shares	3,696,059
Institutional Service Class Shares	1,185,477
Institutional Class Shares	641,301

Total	6,422,273

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 71

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2035
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.54
Class C Shares (a)	$8.49
Class R1 Shares	$8.52
Class R2 Shares	$8.51
Institutional Service Class Shares	$8.55
Institutional Class Shares	$8.57

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.06

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

72 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2035
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$712,310
Dividend income from non-affiliates	182,170

Total Income	894,480

EXPENSES:
Investment advisory fees	139,518
Distribution fees Class A	12,139
Distribution fees Class C	1,775
Distribution fees Class R1	4,989
Distribution fees Class R2	124,295
Administrative servicing fees Class A	12,121
Administrative servicing fees Class R1	1,899
Administrative servicing fees Class R2	62,188
Administrative servicing fees Institutional Service Class	17,471
Professional fees (Note 3)	1,030
Trustee fees (Note 3)	1,850

Total Expenses	379,275

NET INVESTMENT INCOME	515,205

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(453,362)
Net realized losses from investment transactions with non-affiliates	(3,409)

Net realized losses from affiliated and non-affiliated investments	(456,771)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,145,134
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,052,667

Net change in unrealized appreciation/(depreciation) from investments	6,197,801

Net realized/unrealized gains from affiliated and non-affiliated investments	5,741,030

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,256,235

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 73

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$515,205	$281,238
Net realized losses from investment transactions	(456,771)	(1,024,226)
Net change in unrealized appreciation from investments	6,197,801	5,302,936

Change in net assets resulting from operations	6,256,235	4,559,948

Distributions to Shareholders From:
Net investment income:
Class A	(49,680)	(21,794)
Class C	(1,648)	(997)
Class R1	(8,722)	(8,072)
Class R2	(284,863)	(160,910)
Institutional Service Class	(105,838)	(48,887)
Institutional Class	(80,156)	(55,006)
Net realized gains:
Class A	(22,243)	(3,236)
Class C	(1,186)	(250)
Class R1	(6,983)	(2,262)
Class R2	(194,549)	(26,150)
Institutional Service Class	(51,605)	(6,368)
Institutional Class	(38,387)	(4,694)

Change in net assets from shareholder distributions	(845,860)	(338,626)

Change in net assets from capital transactions	20,020,305	15,741,115

Change in net assets	25,430,680	19,962,437

Net Assets:
Beginning of year	29,330,674	9,368,237

End of year	$54,761,354	$29,330,674

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,358,088	$1,222,013
Dividends reinvested	71,923	25,030
Cost of shares redeemed	(574,059)	(283,999)

Total Class A	3,855,952	963,044

Class C Shares
Proceeds from shares issued	150,006	39,204
Dividends reinvested	2,834	1,247
Cost of shares redeemed	(4,409)	(19,730)

Total Class C	148,431	20,721

Class R1 Shares
Proceeds from shares issued	234,992	185,255
Dividends reinvested	15,705	10,334
Cost of shares redeemed	(108,151)	(149,475)

Total Class R1	142,546	46,114

The accompanying notes are an integral part of these financial statements.

74 Annual Report 2010

	Nationwide Destination 2035 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,754,971	$10,545,975
Dividends reinvested	479,412	187,060
Cost of shares redeemed	(2,290,369)	(626,755)

Total Class R2	9,944,014	10,106,280

Institutional Service Class Shares
Proceeds from shares issued	5,589,002	3,308,517
Dividends reinvested	157,443	55,255
Cost of shares redeemed	(1,193,448)	(497,244)

Total Institutional Service Class	4,552,997	2,866,528

Institutional Class Shares
Proceeds from shares issued	1,829,023	3,201,159
Dividends reinvested	118,543	59,700
Cost of shares redeemed	(571,201)	(1,522,431)

Total Institutional Class	1,376,365	1,738,428

Change in net assets from capital transactions	$20,020,305	$15,741,115

SHARE TRANSACTIONS:
Class A Shares
Issued	548,343	186,015
Reinvested	9,122	3,927
Redeemed	(72,657)	(41,315)

Total Class A Shares	484,808	148,627

Class C Shares
Issued	18,980	6,921
Reinvested	363	201
Redeemed	(563)	(2,658)

Total Class C Shares	18,780	4,464

Class R1 Shares
Issued	29,601	29,060
Reinvested	2,002	1,656
Redeemed	(13,775)	(23,656)

Total Class R1 Shares	17,828	7,060

Class R2 Shares
Issued	1,479,284	1,656,843
Reinvested	61,132	29,641
Redeemed	(283,734)	(86,944)

Total Class R2 Shares	1,256,682	1,599,540

Institutional Service Class Shares
Issued	699,083	499,674
Reinvested	19,965	8,569
Redeemed	(149,663)	(67,265)

Total Institutional Service Class Shares	569,385	440,978

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 75

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	231,886	491,528
Reinvested	15,021	9,239
Redeemed	(71,472)	(206,488)

Total Institutional Class Shares	175,435	294,279

Total change in shares	2,522,918	2,494,948

The accompanying notes are an integral part of these financial statements.

76 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%	$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%	$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%	$27,886	0.87%	0.10%	1.15%	0.85%

Class C Shares
Year Ended October 31, 2010 (f)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%	$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%	$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Year Ended October 31, 2010 (f)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%	$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%	$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Year Ended October 31, 2010 (f)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%	$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%	$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%	$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%	$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%	$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%	$1,080	0.70%	1.93%	0.72%	0.85%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 77

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%	$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%	$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%	$1,074,845	0.33%	2.28%	0.50%	0.85%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

78 Annual Report 2010

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2040 Fund (Class A at NAV) returned 16.98% versus 17.50% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 169 funds as of October 31, 2010) was 16.43% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which returned 0.00%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the Nationwide Bond Index Fund (with a target allocation of 6%), which returned 7.64%. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The leading component of this index was commercial mortgage-backed securities, with a return of 21.63%, an indication that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index, U.S. Agency, returned 5.48% during the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Annual Report 79

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	16.98%	-3.37%
	w/SC2	10.32%	-5.16%

Class C	w/o SC1	16.27%	-3.85%
	w/SC3	15.27%	-3.85%

Institutional Service Class[4]		17.14%	-3.15%

Institutional Class[4]		17.47%	-2.93%

Class R1[4]		16.51%	-3.77%

Class R2[4]		16.66%	-3.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.12%

Class C	1.66%

Class R1	1.54%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Morningstar Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2040 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2040. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

80 Annual Report 2010

Shareholder	Nationwide Destination 2040 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2040 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,031.00	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,029.50	6.85	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,030.00	6.34	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,031.00	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service Class Shares	Actual		1,000.00	1,033.40	3.02	0.59
	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class Shares	Actual		1,000.00	1,034.40	1.74	0.34
	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 81

Portfolio Summary	Nationwide Destination 2040 Fund

October 31, 2010

Asset Allocation

Equity Funds	93.3%
Fixed Income Fund	5.8%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	22.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Small Cap Index Fund, Institutional Class	12.1%
Vanguard Emerging Markets Index Fund, ETF Shares	6.0%
Nationwide Bond Index Fund, Institutional Class	5.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
SPDR Dow Jones International Real Estate ETF	2.1%
Vanguard REIT Index Fund, ETF Shares	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

82 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Destination 2040 Fund

Mutual Funds 90.0%
		Market
	Shares	Value

Equity Funds 83.2%
Credit Suisse Commodity Return Strategy Fund, Common Class	259,763	$2,369,045
Nationwide International Index Fund, Institutional Class (a)	1,454,225	10,630,383
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	439,498	6,047,489
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,394,356	13,901,726
Nationwide Small Cap Index Fund, Institutional Class (a)	520,343	5,614,496

Total Equity Funds (cost $32,188,168)		38,563,139

Fixed Income Fund 5.8%
Nationwide Bond Index Fund, Institutional Class (a)	233,847	2,707,949

Total Fixed Income Fund (cost $2,594,544)		2,707,949

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	449,194	449,194

Total Money Market Fund (cost $449,194)		449,194

Total Mutual Funds (cost $35,231,906)		41,720,282

Exchange Traded Funds 10.1%
Equity Funds 10.1%
SPDR Dow Jones International Real Estate ETF	23,553	$951,306
Vanguard Emerging Markets Index Fund, ETF Shares	59,757	2,798,420
Vanguard REIT Index Fund, ETF Shares	17,302	943,824

Total Equity Funds (cost $3,458,291)		4,693,550

Total Exchange Traded Funds (cost $3,458,291)		4,693,550

Total Investments (cost $38,690,197) (c) — 100.1%		46,413,832

Liabilities in excess of other assets — (0.1)%		(36,316)

NET ASSETS — 100.0%		$46,377,516

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 83

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2040
Fund

Assets:
Investments in affiliates, at value (cost $33,132,542)	$39,351,237
Investments in non-affiliates, at value (cost $5,557,655)	7,062,595

Total Investments	46,413,832

Cash	21,091
Receivable for investments sold	52,681
Receivable for capital shares issued	49,853

Total Assets	46,537,457

Liabilities:
Payable for investments purchased	21,009
Payable for capital shares redeemed	102,464
Accrued expenses and other payables:
Investment advisory fees	12,718
Distribution fees	14,312
Administrative servicing fees	7,996
Trustee fees (Note 3)	847
Professional fees (Note 3)	595

Total Liabilities	159,941

Net Assets	$46,377,516

Represented by:
Capital	$40,239,860
Accumulated net realized losses from investment transactions	(1,585,979)
Net unrealized appreciation/(depreciation) from investments in affiliates	6,218,695
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,504,940

Net Assets	$46,377,516

Net Assets:
Class A Shares	$5,923,289
Class C Shares	331,870
Class R1 Shares	4,682,141
Class R2 Shares	24,661,000
Institutional Service Class Shares	6,918,721
Institutional Class Shares	3,860,495

Total	$46,377,516

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	711,080
Class C Shares	39,840
Class R1 Shares	563,659
Class R2 Shares	2,968,459
Institutional Service Class Shares	827,865
Institutional Class Shares	461,195

Total	5,572,098

The accompanying notes are an integral part of these financial statements.

84 Annual Report 2010

Nationwide
Destination 2040
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.33
Class C Shares (a)	$8.33
Class R1 Shares	$8.31
Class R2 Shares	$8.31
Institutional Service Class Shares	$8.36
Institutional Class Shares	$8.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.84

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 85

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2040
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$563,289
Dividend income from non-affiliates	161,310
Interest income from non-affiliates	5

Total Income	724,604

EXPENSES:
Investment advisory fees	118,955
Distribution fees Class A	10,805
Distribution fees Class C	2,933
Distribution fees Class R1	26,574
Distribution fees Class R2	96,560
Administrative servicing fees Class A	10,790
Administrative servicing fees Class R1	10,221
Administrative servicing fees Class R2	48,232
Administrative servicing fees Institutional Service Class	11,770
Professional fees (Note 3)	888
Trustee fees (Note 3)	1,561

Total Expenses	339,289

NET INVESTMENT INCOME	385,315

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(293,217)
Net realized gains from investment transactions with non-affiliates	99,385

Net realized losses from affiliated and non-affiliated investments	(193,832)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,459,053
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	874,580

Net change in unrealized appreciation/(depreciation) from investments	5,333,633

Net realized/unrealized gains from affiliated and non-affiliated investments	5,139,801

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,525,116

The accompanying notes are an integral part of these financial statements.

86 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$385,315	$209,252
Net realized losses from investment transactions	(193,832)	(953,963)
Net change in unrealized appreciation from investments	5,333,633	4,681,478

Change in net assets resulting from operations	5,525,116	3,936,767

Distributions to Shareholders From:
Net investment income:
Class A	(40,568)	(19,072)
Class C	(3,171)	(1,999)
Class R1	(40,269)	(21,987)
Class R2	(204,685)	(110,477)
Institutional Service Class	(65,009)	(25,044)
Institutional Class	(55,983)	(45,848)
Net realized gains:
Class A	(20,747)	(2,922)
Class C	(2,908)	(582)
Class R1	(35,254)	(3,696)
Class R2	(152,759)	(17,866)
Institutional Service Class	(33,357)	(2,766)
Institutional Class	(29,858)	(4,419)

Change in net assets from shareholder distributions	(684,568)	(256,678)

Change in net assets from capital transactions	16,763,837	14,081,359

Change in net assets	21,604,385	17,761,448

Net Assets:
Beginning of year	24,773,131	7,011,683

End of year	$46,377,516	$24,773,131

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,153,504	$1,294,215
Dividends reinvested	61,180	21,954
Cost of shares redeemed	(851,193)	(294,377)

Total Class A	3,363,491	1,021,792

Class C Shares
Proceeds from shares issued	137,636	43,509
Dividends reinvested	6,079	2,581
Cost of shares redeemed	(38,780)	(14,930)

Total Class C	104,935	31,160

Class R1 Shares
Proceeds from shares issued	2,010,752	2,233,786
Dividends reinvested	75,523	25,683
Cost of shares redeemed	(961,660)	(179,209)

Total Class R1	1,124,615	2,080,260

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 87

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,663,952	$8,133,287
Dividends reinvested	357,444	128,343
Cost of shares redeemed	(1,069,971)	(377,960)

Total Class R2	7,951,425	7,883,670

Institutional Service Class Shares
Proceeds from shares issued	3,912,129	2,126,136
Dividends reinvested	98,366	27,810
Cost of shares redeemed	(706,932)	(115,859)

Total Institutional Service Class	3,303,563	2,038,087

Institutional Class Shares
Proceeds from shares issued	1,568,387	2,435,403
Dividends reinvested	85,841	50,267
Cost of shares redeemed	(738,420)	(1,459,280)

Total Institutional Class	915,808	1,026,390

Change in net assets from capital transactions	$16,763,837	$14,081,359

SHARE TRANSACTIONS:
Class A Shares
Issued	537,719	207,041
Reinvested	7,980	3,624
Redeemed	(111,311)	(44,647)

Total Class A Shares	434,388	166,018

Class C Shares
Issued	17,724	7,530
Reinvested	796	432
Redeemed	(5,050)	(2,551)

Total Class C Shares	13,470	5,411

Class R1 Shares
Issued	262,096	355,378
Reinvested	9,906	4,276
Redeemed	(124,642)	(25,359)

Total Class R1 Shares	147,360	334,295

Class R2 Shares
Issued	1,122,055	1,332,213
Reinvested	46,832	21,175
Redeemed	(135,674)	(58,305)

Total Class R2 Shares	1,033,213	1,295,083

Institutional Service Class Shares
Issued	504,293	333,301
Reinvested	12,794	4,475
Redeemed	(89,485)	(18,459)

Total Institutional Service Class Shares	427,602	319,317

The accompanying notes are an integral part of these financial statements.

88 Annual Report 2010

	Nationwide Destination 2040 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	203,053	392,178
Reinvested	11,178	8,104
Redeemed	(95,939)	(205,488)

Total Institutional Class Shares	118,292	194,794

Total change in shares	2,174,325	2,314,918

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 89

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%	$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%	$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%	$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Year Ended October 31, 2010 (f)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%	$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%	$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	38.99%	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Year Ended October 31, 2010 (f)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%	$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%	$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Year Ended October 31, 2010 (f)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%	$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%	$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%	$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%	$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%	$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%	$1,085	0.70%	1.83%	0.75%	1.45%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

90 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%	$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%	$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%	$1,080,215	0.33%	2.10%	0.50%	1.45%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 91

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2045 Fund (Class A at NAV) returned 17.27% versus 17.56% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 98 funds as of October 31, 2010) was 16.78% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 30% and 13%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which returned 0.00%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the Nationwide Bond Index Fund (with a target allocation of 5%), which returned 7.64%. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The leading component of this index was commercial mortgage-backed securities, with a return of 21.63%, an indication that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index, U.S. Agency, returned 5.48% during the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

92 Annual Report 2010

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	17.27%	-3.43%
	w/SC2	10.56%	-5.21%

Class C	w/o SC1	16.56%	-3.93%
	w/SC3	15.56%	-3.93%

Institutional Service Class[4]		17.64%	-3.28%

Institutional Class[4]		17.77%	-2.98%

Class R1[4]		16.70%	-3.88%

Class R2[4]		16.94%	-3.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.55%

Class R2	1.39%

Institutional Service Class	0.88%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Morningstar Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2045 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2045. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 93

Shareholder	Nationwide Destination 2045 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2045 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,031.10	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,028.60	6.85	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,029.50	6.34	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,031.10	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service Class Shares	Actual		1,000.00	1,033.50	2.97	0.58
	Hypothetical	[c]	1,000.00	1,022.28	2.96	0.58

Institutional Class Shares	Actual		1,000.00	1,034.50	1.74	0.34
	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

94 Annual Report 2010

Portfolio Summary	Nationwide Destination 2045 Fund

October 31, 2010

Asset Allocation

Equity Funds	94.2%
Fixed Income Fund	4.9%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	29.9%
Nationwide International Index Fund, Institutional Class	22.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Small Cap Index Fund, Institutional Class	12.1%
Vanguard Emerging Markets Index Fund, ETF Shares	6.0%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Nationwide Bond Index Fund, Institutional Class	4.9%
Vanguard REIT Index Fund, ETF Shares	3.0%
SPDR Dow Jones International Real Estate ETF	2.1%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 95

Statement of Investments
October 31, 2010

Nationwide Destination 2045 Fund

Mutual Funds 89.0%
		Market
	Shares	Value

Equity Funds 83.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	123,233	$1,123,884
Nationwide International Index Fund, Institutional Class (a)	689,941	5,043,470
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	208,522	2,869,266
Nationwide S&P 500 Index Fund, Institutional Class (a)	661,544	6,595,597
Nationwide Small Cap Index Fund, Institutional Class (a)	246,871	2,663,736

Total Equity Funds (cost $15,300,986)		18,295,953

Fixed Income Fund 4.9%
Nationwide Bond Index Fund, Institutional Class (a)	92,469	1,070,795

Total Fixed Income Fund (cost $1,028,945)		1,070,795

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	213,149	213,149

Total Money Market Fund (cost $213,149)		213,149

Total Mutual Funds (cost $16,543,080)		19,579,897

Exchange Traded Funds 11.1%
		Market
	Shares	Value
Equity Funds 11.1%
SPDR Dow Jones International Real Estate ETF	11,175	$451,358
Vanguard Emerging Markets Index Fund, ETF Shares	28,355	1,327,865
Vanguard REIT Index Fund, ETF Shares	12,312	671,619

Total Equity Funds (cost $1,828,012)		2,450,842

Total Exchange Traded Funds (cost $1,828,012)		2,450,842

Total Investments (cost $18,371,092) (c) — 100.1%		22,030,739

Liabilities in excess of other assets — (0.1)%		(16,508)

NET ASSETS — 100.0%		$22,014,231

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

96 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2045
Fund

Assets:
Investments in affiliates, at value (cost $15,541,651)	$18,456,013
Investments in non-affiliates, at value (cost $2,829,441)	3,574,726

Total Investments	22,030,739

Cash	20,206
Receivable for investments sold	24,349
Receivable for capital shares issued	14,048

Total Assets	22,089,342

Liabilities:
Payable for investments purchased	20,209
Payable for capital shares redeemed	38,340
Accrued expenses and other payables:
Investment advisory fees	6,012
Distribution fees	6,451
Administrative servicing fees	3,407
Trustee fees (Note 3)	404
Professional fees (Note 3)	288

Total Liabilities	75,111

Net Assets	$22,014,231

Represented by:
Capital	$19,401,930
Accumulated net realized losses from investment transactions	(1,047,346)
Net unrealized appreciation/(depreciation) from investments in affiliates	745,285
Net unrealized appreciation/(depreciation) from investments in non-affiliates	2,914,362

Net Assets	$22,014,231

Net Assets:
Class A Shares	$3,401,758
Class C Shares	117,043
Class R1 Shares	414,749
Class R2 Shares	13,059,574
Institutional Service Class Shares	2,384,465
Institutional Class Shares	2,636,642

Total	$22,014,231

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	409,155
Class C Shares	14,115
Class R1 Shares	50,091
Class R2 Shares	1,577,754
Institutional Service Class Shares	287,096
Institutional Class Shares	316,178

Total	2,654,389

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 97

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2045
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.31
Class C Shares (a)	$8.29
Class R1 Shares	$8.28
Class R2 Shares	$8.28
Institutional Service Class Shares	$8.31
Institutional Class Shares	$8.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

98 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2045
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$252,466
Dividend income from non-affiliates	80,863
Interest income from non-affiliates	5

Total Income	333,334

EXPENSES:
Investment advisory fees	55,186
Distribution fees Class A	6,109
Distribution fees Class C	892
Distribution fees Class R1	1,690
Distribution fees Class R2	50,951
Administrative servicing fees Class A	6,099
Administrative servicing fees Class R1	649
Administrative servicing fees Class R2	25,492
Administrative servicing fees Institutional Service Class	3,817
Professional fees (Note 3)	426
Trustee fees (Note 3)	739

Total Expenses	152,050

NET INVESTMENT INCOME	181,284

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions with affiliates	(44,005)
Net realized gains from investment transactions with non-affiliates	75,012

Net realized gains from affiliated and non-affiliated investments	31,007

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(216,590)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	2,624,036

Net change in unrealized appreciation/(depreciation) from investments	2,407,446

Net realized/unrealized gains from affiliated and non-affiliated investments	2,438,453

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,619,737

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 99

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$181,284	$85,663
Net realized gains/(losses) from investment transactions	31,007	(919,050)
Net change in unrealized appreciation from investments	2,407,446	2,422,972

Change in net assets resulting from operations	2,619,737	1,589,585

Distributions to Shareholders From:
Net investment income:
Class A	(21,649)	(9,150)
Class C	(794)	(334)
Class R1	(1,929)	(1,087)
Class R2	(106,686)	(52,855)
Institutional Service Class	(22,243)	(6,203)
Institutional Class	(36,327)	(22,481)
Net realized gains:
Class A	(9,088)	(3,117)
Class C	(646)	(46)
Class R1	(1,145)	(603)
Class R2	(72,992)	(19,905)
Institutional Service Class	(10,741)	(1,679)
Institutional Class	(17,290)	(6,626)

Change in net assets from shareholder distributions	(301,530)	(124,086)

Change in net assets from capital transactions	8,852,138	6,322,147

Change in net assets	11,170,345	7,787,646

Net Assets:
Beginning of year	10,843,886	3,056,240

End of year	$22,014,231	$10,843,886

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,427,543	$551,631
Dividends reinvested	30,737	12,267
Cost of shares redeemed	(272,960)	(98,151)

Total Class A	2,185,320	465,747

Class C Shares
Proceeds from shares issued	44,456	42,366
Dividends reinvested	1,440	380
Cost of shares redeemed	(2,095)	(787)

Total Class C	43,801	41,959

Class R1 Shares
Proceeds from shares issued	275,087	64,038
Dividends reinvested	3,074	1,690
Cost of shares redeemed	(9,123)	(30,224)

Total Class R1	269,038	35,504

The accompanying notes are an integral part of these financial statements.

100 Annual Report 2010

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$5,107,812	$4,771,759
Dividends reinvested	179,678	72,760
Cost of shares redeemed	(982,531)	(350,341)

Total Class R2	4,304,959	4,494,178

Institutional Service Class Shares
Proceeds from shares issued	1,535,982	718,578
Dividends reinvested	32,984	7,882
Cost of shares redeemed	(261,756)	(100,668)

Total Institutional Service Class	1,307,210	625,792

Institutional Class Shares
Proceeds from shares issued	1,757,410	759,034
Dividends reinvested	53,617	29,107
Cost of shares redeemed	(1,069,217)	(129,174)

Total Institutional Class	741,810	658,967

Change in net assets from capital transactions	$8,852,138	$6,322,147

SHARE TRANSACTIONS:
Class A Shares
Issued	315,258	90,832
Reinvested	4,021	2,037
Redeemed	(35,594)	(14,696)

Total Class A Shares	283,685	78,173

Class C Shares
Issued	5,667	7,805
Reinvested	189	64
Redeemed	(272)	(108)

Total Class C Shares	5,584	7,761

Class R1 Shares
Issued	35,272	10,738
Reinvested	404	287
Redeemed	(1,180)	(4,543)

Total Class R1 Shares	34,496	6,482

Class R2 Shares
Issued	667,181	789,342
Reinvested	23,669	12,138
Redeemed	(127,521)	(69,057)

Total Class R2 Shares	563,329	732,423

Institutional Service Class Shares
Issued	199,046	111,477
Reinvested	4,325	1,284
Redeemed	(33,842)	(17,979)

Total Institutional Service Class Shares	169,529	94,782

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 101

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	234,901	123,202
Reinvested	7,014	4,796
Redeemed	(142,198)	(22,136)

Total Institutional Class Shares	99,717	105,862

Total change in shares	1,156,340	1,025,483

The accompanying notes are an integral part of these financial statements.

102 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and										Ratio of
			Unrealized									Ratio of Net	Expenses
	Net Asset		Gains								Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%	$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%	$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%	$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Year Ended October 31, 2010 (f)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%	$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%	$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Year Ended October 31, 2010 (f)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%	$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%	$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Year Ended October 31, 2010 (f)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%	$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%	$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%	$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%	$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%	$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%	$1,090	0.70%	1.59%	0.79%	1.44%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 103

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and										Ratio of
			Unrealized									Ratio of Net	Expenses
	Net Asset		Gains								Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%	$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%	$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%	$1,085,445	0.33%	2.01%	0.50%	1.44%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

104 Annual Report 2010

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Destination 2050 Fund (Class A at NAV) returned 17.13% versus 17.61% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 147 funds as of October 31, 2010) was 16.68% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund (with target allocations of 29% and 13%, respectively), which gained 16.41% and 27.29%, respectively. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period. All 10 sectors within the Standard & Poor’s MidCap 400 (S&P 400) Index posted positive returns during the reporting period. The materials sector led with a return of 36.57%, and the financials sector, with a return of 23.31%, brought up the rear during the reporting period.

What areas of investment detracted from Fund performance?

Excluding the Fund’s 1% target allocation to the Nationwide Money Market Fund, which returned 0.00%, the smallest relative contribution to Fund performance during the reporting period came from the Fund’s underlying investment in the Nationwide Bond Index Fund (with a target allocation of 4%), which returned 7.64%. All sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns. The leading component of this index was commercial mortgage-backed securities, with a return of 21.63%, an indication that investors’ risk appetite had returned to the domestic bond market. The weakest component of this index, U.S. Agency, returned 5.48% during the reporting period.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

2010 Annual Report 105

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	17.13%	-3.15%
	w/SC2	10.43%	-4.95%

Class C	w/o SC1	16.42%	-3.83%

	w/SC3	15.42%	-3.83%

Institutional Service Class[4]		17.37%	-3.07%

Institutional Class[4]		17.69%	-2.80%

Class R1[4]		16.54%	-3.70%

Class R2[4]		16.75%	-3.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.14%

Class C	1.67%

Class R1	1.57%

Class R2	1.40%

Institutional Service Class	0.89%

Institutional Class	0.67%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Morningstar Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate 2050 Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is retiring around 2050. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

106 Annual Report 2010

Shareholder	Nationwide Destination 2050 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2050 Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,033.10	4.30	0.84
	Hypothetical	[c]	1,000.00	1,020.97	4.28	0.84

Class C Shares	Actual		1,000.00	1,030.50	6.86	1.34
	Hypothetical	[c]	1,000.00	1,018.45	6.82	1.34

Class R1 Shares	Actual		1,000.00	1,030.10	6.29	1.23
	Hypothetical	[c]	1,000.00	1,019.00	6.26	1.23

Class R2 Shares	Actual		1,000.00	1,031.10	5.58	1.09
	Hypothetical	[c]	1,000.00	1,019.71	5.55	1.09

Institutional Service Class Shares	Actual		1,000.00	1,033.30	3.02	0.59
	Hypothetical	[c]	1,000.00	1,022.23	3.01	0.59

Institutional Class Shares	Actual		1,000.00	1,035.60	1.74	0.34
	Hypothetical	[c]	1,000.00	1,023.49	1.73	0.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2010 Annual Report 107

Portfolio Summary	Nationwide Destination 2050 Fund
October 31, 2010

Asset Allocation

Equity Funds	95.2%
Fixed Income Fund	3.9%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

Nationwide S&P 500 Index Fund, Institutional Class	28.9%
Nationwide International Index Fund, Institutional Class	23.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Small Cap Index Fund, Institutional Class	12.1%
Vanguard Emerging Markets Index Fund, ETF Shares	7.0%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Nationwide Bond Index Fund, Institutional Class	3.9%
Vanguard REIT Index Fund, ETF Shares	3.0%
SPDR Dow Jones International Real Estate ETF	2.1%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

108 Annual Report 2010

Statement of Investments
October 31, 2010

Nationwide Destination 2050 Fund

Mutual Funds 88.0%
		Market
	Shares	Value

Equity Funds 83.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	171,100	$1,560,434
Nationwide International Index Fund, Institutional Class (a)	999,476	7,306,170
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	289,445	3,982,762
Nationwide S&P 500 Index Fund, Institutional Class (a)	887,701	8,850,384
Nationwide Small Cap Index Fund, Institutional Class (a)	342,699	3,697,724

Total Equity Funds (cost $19,918,578)		25,397,474

Fixed Income Fund 3.9%
Nationwide Bond Index Fund, Institutional Class (a)	102,679	1,189,022

Total Fixed Income Fund (cost $1,136,122)		1,189,022

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	295,838	295,838

Total Money Market Fund (cost $295,838)		295,838

Total Mutual Funds (cost $21,350,538)		26,882,334

Exchange Traded Funds 12.1%
Equity Funds 12.1%
SPDR Dow Jones International Real Estate ETF	15,514	$626,611
Vanguard Emerging Markets Index Fund, ETF Shares	45,919	2,150,387
Vanguard REIT Index Fund, ETF Shares	17,091	932,314

Total Equity Funds (cost $2,580,385)		3,709,312

Total Exchange Traded Funds (cost $2,580,385)		3,709,312

Total Investments (cost $23,930,923) (c) — 100.1%		30,591,646
Liabilities in excess of other assets — (0.1)%		(22,376)

NET ASSETS — 100.0%		$30,569,270

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 109

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Destination 2050
Fund

Assets:
Investments in affiliates, at value (cost $19,992,744)	$25,321,900
Investments in non-affiliates, at value (cost $3,938,179)	5,269,746

Total Investments	30,591,646

Cash	27,200
Receivable for investments sold	54,571
Receivable for capital shares issued	21,265

Total Assets	30,694,682

Liabilities:
Payable for investments purchased	27,085
Payable for capital shares redeemed	75,786
Accrued expenses and other payables:
Investment advisory fees	8,371
Distribution fees	7,603
Administrative servicing fees	5,612
Trustee fees (Note 3)	547
Professional fees (Note 3)	408

Total Liabilities	125,412

Net Assets	$30,569,270

Represented by:
Capital	$24,296,055
Accumulated net realized losses from investment transactions	(387,508)
Net unrealized appreciation/(depreciation) from investments in affiliates	5,329,156
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,331,567

Net Assets	$30,569,270

Net Assets:
Class A Shares	$13,525,000
Class C Shares	23,491
Class R1 Shares	495,914
Class R2 Shares	10,938,108
Institutional Service Class Shares	4,315,631
Institutional Class Shares	1,271,126

Total	$30,569,270

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,620,029
Class C Shares	2,827
Class R1 Shares	59,577
Class R2 Shares	1,317,529
Institutional Service Class Shares	516,774
Institutional Class Shares	151,938

Total	3,668,674

The accompanying notes are an integral part of these financial statements.

110 Annual Report 2010

Nationwide
Destination 2050
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.35
Class C Shares (a)	$8.31
Class R1 Shares	$8.32
Class R2 Shares	$8.30
Institutional Service Class Shares	$8.35
Institutional Class Shares	$8.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 111

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Destination 2050
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$388,757
Dividend income from non-affiliates	134,309
Interest income from non-affiliates	3

Total Income	523,069

EXPENSES:
Investment advisory fees	82,754
Distribution fees Class A	29,843
Distribution fees Class C	127
Distribution fees Class R1	2,658
Distribution fees Class R2	41,052
Administrative servicing fees Class A	29,697
Administrative servicing fees Class R1	990
Administrative servicing fees Class R2	20,503
Administrative servicing fees Institutional Service Class	8,184
Professional fees (Note 3)	604
Trustee fees (Note 3)	1,031

Total Expenses	217,443

NET INVESTMENT INCOME	305,626

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with affiliates	496,470
Net realized gains from investment transactions with non-affiliates	344,150

Net realized gains from affiliated and non-affiliated investments	840,620

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,354,739
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	459,332

Net change in unrealized appreciation/(depreciation) from investments	2,814,071

Net realized/unrealized gains from affiliated and non-affiliated investments	3,654,691

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,960,317

The accompanying notes are an integral part of these financial statements.

112 Annual Report 2010

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$305,626	$161,345
Net realized gains/(losses) from investment transactions	840,620	(1,019,199)
Net change in unrealized appreciation from investments	2,814,071	5,081,615

Change in net assets resulting from operations	3,960,317	4,223,761

Distributions to Shareholders From:
Net investment income:
Class A	(156,140)	(72,871)
Class C	(126)	(105)
Class R1	(4,481)	(5,047)
Class R2	(85,057)	(48,702)
Institutional Service Class	(45,007)	(17,348)
Institutional Class	(27,425)	(25,364)
Net realized gains:
Class A	(50,992)	(1,324)
Class C	(46)	(42)
Class R1	(1,880)	(2,060)
Class R2	(29,003)	(13,102)
Institutional Service Class	(11,597)	(2,929)
Institutional Class	(8,591)	(4,746)

Change in net assets from shareholder distributions	(420,345)	(193,640)

Change in net assets from capital transactions	6,633,203	12,977,329

Change in net assets	10,173,175	17,007,450

Net Assets:
Beginning of year	20,396,095	3,388,645

End of year	$30,569,270	$20,396,095

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,252,059	$8,587,475
Dividends reinvested	207,121	74,195
Cost of shares redeemed	(1,943,240)	(1,318,180)

Total Class A	1,515,940	7,343,490

Class C Shares
Proceeds from shares issued	13,138	1,405
Dividends reinvested	172	147
Cost of shares redeemed	(810)	–

Total Class C	12,500	1,552

Amounts designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$191,780	$161,747
Dividends reinvested	6,361	7,107
Cost of shares redeemed	(140,850)	(155,403)

Total Class R1	57,291	13,451

Class R2 Shares
Proceeds from shares issued	5,033,019	3,285,323
Dividends reinvested	114,060	61,804
Cost of shares redeemed	(1,001,915)	(300,890)

Total Class R2	4,145,164	3,046,237

Institutional Service Class Shares
Proceeds from shares issued	3,360,497	2,610,000
Dividends reinvested	56,604	20,277
Cost of shares redeemed	(1,850,505)	(851,577)

Total Institutional Service Class	1,566,596	1,778,700

Institutional Class Shares
Proceeds from shares issued	550,324	812,614
Dividends reinvested	36,016	30,110
Cost of shares redeemed	(1,250,628)	(48,825)

Total Institutional Class	(664,288)	793,899

Change in net assets from capital transactions	$6,633,203	$12,977,329

SHARE TRANSACTIONS:
Class A Shares
Issued	422,058	1,583,290
Reinvested	27,055	11,980
Redeemed	(252,124)	(203,548)

Total Class A Shares	196,989	1,391,722

Class C Shares
Issued	1,670	166
Reinvested	23	25
Redeemed	(109)	–

Total Class C Shares	1,584	191

Class R1 Shares
Issued	24,603	24,921
Reinvested	835	1,202
Redeemed	(17,985)	(23,221)

Total Class R1 Shares	7,453	2,902

Amounts designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

114 Annual Report 2010

	Nationwide Destination 2050 Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Class R2 Shares
Issued	655,979	523,307
Reinvested	14,979	10,345
Redeemed	(129,747)	(40,850)

Total Class R2 Shares	541,211	492,802

Institutional Service Class Shares
Issued	432,324	395,750
Reinvested	7,384	3,292
Redeemed	(241,569)	(133,036)

Total Institutional Service Class Shares	198,139	266,006

Institutional Class Shares
Issued	71,632	130,710
Reinvested	4,700	4,941
Redeemed	(164,818)	(7,187)

Total Institutional Class Shares	(88,486)	128,464

Total change in shares	856,890	2,282,087

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 115

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and									Ratio of Net	Ratio of
	Net Asset		Unrealized									Investment	Expenses
	Value,	Net	Gains								Ratio of	Income	(Prior to
	Beginning	Investment	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	of	Income	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2010 (f)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%	$13,525,000	0.83%	1.27%	0.83%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%	$10,334,866	0.83%	1.19%	0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%)	$200,917	0.59%	1.55%	0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$53,443	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Year Ended October 31, 2010 (f)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%	$23,491	1.34%	0.78%	1.34%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%	$9,006	1.33%	1.23%	1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%)	$6,734	1.34%	0.65%	1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	(9.13%)	$1,092	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Year Ended October 31, 2010 (f)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%	$495,914	1.23%	0.98%	1.23%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%	$377,829	1.23%	1.49%	1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%)	$314,774	1.24%	0.72%	1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Year Ended October 31, 2010 (f)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%	$10,938,108	1.09%	0.93%	1.09%	16.40%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%	$5,612,611	1.08%	1.29%	1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%)	$1,810,597	1.03%	1.02%	1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$13,240	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%	$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%	$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%	$1,093	0.70%	1.57%	0.79%	0.82%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

116 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and									Ratio of Net	Ratio of
	Net Asset		Unrealized									Investment	Expenses
	Value,	Net	Gains								Ratio of	Income	(Prior to
	Beginning	Investment	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	of	Income	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%	$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%	$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%	$1,092,264	0.33%	1.98%	0.50%	0.82%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 117

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended October 31, 2010, the Nationwide Retirement Income Fund (Class A at NAV) returned 9.19% versus 11.18% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 462 funds as of October 31, 2010) was 11.64% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most positive relative returns for the Fund during the reporting period came from the Fund’s underlying investments in the iShares Barclays TIPS Bond ETF and the Nationwide S&P 500 Index Fund (with target allocations of 24% and 18%, respectively), which gained 10.22% and 16.41%, respectively. This relatively strong TIPS performance reflected “flight to safety” purchases as many investors continued to fear the possibility of a double-dip recession and deflation in the coming months. During the reporting period, U.S. equity markets generally benefited from improving company fundamentals, investors’ increasing appetite for risk and positive equity fund flows. All 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns during the reporting period. The consumer discretionary sector, with a 33.48% return, was the strongest sector in terms of performance, and the financials sector, with a 4.85% return, was the weakest sector in terms of performance during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s underlying investment in the Nationwide Money Market Fund (with a target allocation of 10%) returned 0.00% and provided no meaningful contribution to overall Fund performance. As long as the Federal Reserve Board continues to adhere to its near-zero interest-rate policy, yields on money funds (which hold only high-quality, ultra-short-term investments) will continue to be challenged to achieve any sort of return for investors. The Fund’s investment in the SPDR DJ Wilshire International Real Estate ETF (with a target allocation of 1%) returned 18.42% and provided the next-smallest relative contribution to Fund performance during the reporting period. Total returns of securities in the international real estate markets generally bounced back during the reporting period, led by gains in the Asia-Pacific real estate markets.

What is your outlook for the near term?

Global equity and fixed-income markets moved generally higher throughout the reporting period, notwithstanding an abundance of relatively poor economic data and significant concerns about the creditworthiness of European sovereign debt. The last four months of the reporting period witnessed particularly strong returns virtually across the board as markets shook off the aforementioned concerns (at least temporarily) and finished at or near their trailing 12-month highs. It remains to be seen whether or not this renewed confidence can be sustained in view of continued high unemployment in the United States, slow recovery in the residential housing market and the Federal Reserve Bank’s anticipated infusion of substantial cash to stimulate the economy. We remain cautious investors as we look ahead to 2011. We continue to hold to our belief in the wisdom of investing for the long term in broadly diversified portfolios that contain a mix of equities, fixed-income securities and investments in alternative asset classes (such as commodities, real estate and emerging market stocks) as a means of smoothing out the volatility of the markets.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

118 Annual Report 2010

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
(For periods ended October 31, 2010)

		1 Yr.	Inception[5]

Class A	w/o SC1	9.19%	2.99%
	w/SC2	2.87%	1.08%

Class C	w/o SC1	8.69%	2.42%
	w/SC3	7.69%	2.42%

Institutional Service Class[4]		9.49%	3.21%

Institutional Class[4]		9.71%	3.47%

Class R1[4]		8.76%	2.55%

Class R2[4]		8.97%	2.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Fund commenced operations on August 30, 2007.

Expense Ratios

Expense
Ratio*

Class A	1.13%

Class C	1.66%

Class R1	1.56%

Class R2	1.40%

Institutional Service Class	0.90%

Institutional Class	0.66%

*	Current effective prospectus. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, Morningstar Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar Lifetime Moderate Income Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in proportions appropriate for a U.S. investor who is at least ten years into retirement. The Moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2010 Annual Report 119

Shareholder	Nationwide Retirement Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 October 31, 2010

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Retirement Income Fund			05/01/10	10/31/10	05/01/10 - 10/31/10[a,b]	05/01/10 - 10/31/10[a,b]

Class A Shares	Actual		1,000.00	1,039.70	4.37	0.85
	Hypothetical	[c]	1,000.00	1,020.92	4.33	0.85

Class C Shares	Actual		1,000.00	1,037.00	6.93	1.35
	Hypothetical	[c]	1,000.00	1,018.40	6.87	1.35

Class R1 Shares	Actual		1,000.00	1,037.40	6.37	1.24
	Hypothetical	[c]	1,000.00	1,018.95	6.31	1.24

Class R2 Shares	Actual		1,000.00	1,038.50	5.65	1.10
	Hypothetical	[c]	1,000.00	1,019.66	5.60	1.10

Institutional Service	Actual		1,000.00	1,041.10	3.09	0.60
Class Shares	Hypothetical	[c]	1,000.00	1,022.18	3.06	0.60

Institutional Class Shares	Actual		1,000.00	1,042.00	1.80	0.35
	Hypothetical	[c]	1,000.00	1,023.44	1.79	0.35

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

120 Annual Report 2010

Portfolio Summary	Nationwide Retirement Income Fund

October 31, 2010

Asset Allocation

Fixed Income Funds	59.7%
Equity Funds	30.6%
Money Market Fund	9.8%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings †

iShares Barclays Treasury Inflation Protected Securities Bond Fund	24.0%
Vanguard Short-Term Bond Index Fund, ETF Shares	18.7%
Nationwide S&P 500 Index Fund, Institutional Class	18.3%
Nationwide Money Market Fund, Institutional Class	9.8%
Oppenheimer International Bond Fund, Class Y	8.1%
Nationwide Bond Index Fund, Institutional Class	6.9%
Nationwide International Index Fund, Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	3.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.0%
T. Rowe Price Institutional High Yield Fund	2.0%
Other Holdings	2.0%

100.0%

†	Percentages indicated are based upon total investments as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 121

Statement of Investments
October 31, 2010

Nationwide Retirement Income Fund

Mutual Funds 55.3%
		Market
	Shares	Value

Equity Funds 28.5%
Credit Suisse Commodity Return Strategy Fund, Common Class	74,034	$675,191
Nationwide International Index Fund, Institutional Class (a)	150,092	1,097,177
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	32,103	441,734
Nationwide S&P 500 Index Fund, Institutional Class (a)	397,246	3,960,540

Total Equity Funds (cost $5,555,197)		6,174,642

Fixed Income Funds 17.0%
Nationwide Bond Index Fund, Institutional Class (a)	129,432	1,498,822
Oppenheimer International Bond Fund, Class Y	253,663	1,752,813
T. Rowe Price Institutional High Yield Fund	44,105	441,488

Total Fixed Income Funds (cost $3,448,994)		3,693,123

Money Market Fund 9.8%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	2,131,294	2,131,294

Total Money Market Fund (cost $2,131,294)		2,131,294

Total Mutual Funds (cost $11,135,485)		11,999,059

Exchange Traded Funds 44.8%
Equity Funds 2.1%
SPDR Dow Jones International Real Estate ETF	5,592	$225,861
Vanguard REIT Index Fund, ETF Shares	4,108	224,092

Total Equity Funds (cost $369,915)		449,953

Fixed Income Funds 42.7%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	46,617	5,203,390
Vanguard Short-Term Bond Index Fund, ETF Shares	49,582	4,064,732

Total Fixed Income Funds (cost $8,826,516)		9,268,122

Total Exchange Traded Funds (cost $9,196,431)		9,718,075

Total Investments (cost $20,331,916) (c) — 100.1%		21,717,134

Liabilities in excess of other assets — (0.1)%		(15,861)

NET ASSETS — 100.0%		$21,701,273

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2010.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

122 Annual Report 2010

Statement of Assets and Liabilities
October 31, 2010

Nationwide
Retirement
Income Fund

Assets:
Investments in affiliates, at value (cost $8,519,718)	$9,129,567
Investments in non-affiliates, at value (cost $11,812,198)	12,587,567

Total Investments	21,717,134

Receivable for investments sold	276,865
Receivable for capital shares issued	185,744

Total Assets	22,179,743

Liabilities:
Payable for investments purchased	191,608
Payable for capital shares redeemed	10
Cash Overdraft (Note 2)	270,852
Accrued expenses and other payables:
Investment advisory fees	6,095
Distribution fees	4,855
Administrative servicing fees	4,331
Trustee fees (Note 3)	379
Professional fees (Note 3)	340

Total Liabilities	478,470

Net Assets	$21,701,273

Represented by:
Capital	$20,149,991
Accumulated undistributed net investment income	11,206
Accumulated net realized gains from investment transactions	154,858
Net unrealized appreciation/(depreciation) from investments in affiliates	609,849
Net unrealized appreciation/(depreciation) from investments in non-affiliates	775,369

Net Assets	$21,701,273

Net Assets:
Class A Shares	$4,264,462
Class C Shares	55,901
Class R1 Shares	2,460,478
Class R2 Shares	5,499,116
Institutional Service Class Shares	7,897,217
Institutional Class Shares	1,524,099

Total	$21,701,273

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	420,688
Class C Shares	5,523
Class R1 Shares	243,106
Class R2 Shares	544,532
Institutional Service Class Shares	779,603
Institutional Class Shares	150,327

Total	2,143,779

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 123

Statement of Assets and Liabilities (Continued)

Nationwide
Retirement
Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.14
Class C Shares (a)	$10.12
Class R1 Shares	$10.12
Class R2 Shares	$10.10
Institutional Service Class Shares	$10.13
Institutional Class Shares	$10.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

124 Annual Report 2010

Statement of Operations
For the Year Ended October 31, 2010

Nationwide
Retirement
Income Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$333,796
Dividend income from affiliates	129,854
Interest income from non-affiliates	5

Total Income	463,655

EXPENSES:
Investment advisory fees	62,722
Distribution fees Class A	8,965
Distribution fees Class C	136
Distribution fees Class R1	15,260
Distribution fees Class R2	25,067
Administrative servicing fees Class A	8,950
Administrative servicing fees Class R1	5,736
Administrative servicing fees Class R2	12,525
Administrative servicing fees Institutional Service Class	13,218
Professional fees (Note 3)	497
Trustee fees (Note 3)	793
Other	658

Total Expenses	154,527

NET INVESTMENT INCOME	309,128

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying non-affiliated funds	10,640
Net realized gains from investment transactions with affiliates	593,597
Net realized gains from investment transactions with non-affiliates	355,296

Net realized gains from affiliated and non-affiliated investments	959,533

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(13,552)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	383,331

Net change in unrealized appreciation/(depreciation) from investments	369,779

Net realized/unrealized gains from affiliated and non-affiliated investments	1,329,312

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,638,440

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 125

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$309,128	$207,998
Net realized gains/(losses) from investment transactions	959,533	(682,526)
Net change in unrealized appreciation from investments	369,779	1,937,678

Change in net assets resulting from operations	1,638,440	1,463,150

Distributions to Shareholders From:
Net investment income:
Class A	(52,682)	(28,902)
Class C	(183)	(16)
Class R1	(28,518)	(31,053)
Class R2	(66,651)	(49,512)
Institutional Service Class	(98,709)	(46,951)
Institutional Class	(56,869)	(60,336)
Net realized gains:
Class A	–	(151)
Class C	–	(6)
Class R1	–	(9,224)
Class R2	–	(9,940)
Institutional Service Class	–	(10,981)
Institutional Class	–	(5,464)

Change in net assets from shareholder distributions	(303,612)	(252,536)

Change in net assets from capital transactions	7,164,892	6,260,268

Change in net assets	8,499,720	7,470,882

Net Assets:
Beginning of year	13,201,553	5,730,671

End of year	$21,701,273	$13,201,553

Accumulated undistributed net investment income at end of year	$11,206	$10,400

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,522,082	$2,522,271
Dividends reinvested	51,991	29,053
Cost of shares redeemed	(684,599)	(674,090)

Total Class A	1,889,474	1,877,234

Class C Shares
Proceeds from shares issued	55,000	–
Dividends reinvested	82	21
Cost of shares redeemed	(2,677)	–

Total Class C	52,405	21

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

126 Annual Report 2010

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$452,064	$528,645
Dividends reinvested	28,518	40,277
Cost of shares redeemed	(305,736)	(240,742)

Total Class R1	174,846	328,180

Class R2 Shares
Proceeds from shares issued	4,774,642	2,555,359
Dividends reinvested	66,651	59,452
Cost of shares redeemed	(2,836,010)	(1,345,106)

Total Class R2	2,005,283	1,269,705

Institutional Service Class Shares
Proceeds from shares issued	6,804,603	2,205,952
Dividends reinvested	98,709	57,932
Cost of shares redeemed	(2,263,550)	(1,187,563)

Total Institutional Service Class	4,639,762	1,076,321

Institutional Class Shares
Proceeds from shares issued	1,124,496	1,831,487
Dividends reinvested	56,869	65,800
Cost of shares redeemed	(2,778,243)	(188,480)

Total Institutional Class	(1,596,878)	1,708,807

Change in net assets from capital transactions	$7,164,892	$6,260,268

SHARE TRANSACTIONS:
Class A Shares
Issued	261,654	293,731
Reinvested	5,367	3,232
Redeemed	(71,119)	(75,040)

Total Class A Shares	195,902	221,923

Class C Shares
Issued	5,684	–
Reinvested	8	2
Redeemed	(274)	–

Total Class C Shares	5,418	2

Class R1 Shares
Issued	46,932	58,861
Reinvested	2,959	4,559
Redeemed	(31,643)	(28,185)

Total Class R1 Shares	18,248	35,235

Class R2 Shares
Issued	492,354	294,847
Reinvested	6,919	6,738
Redeemed	(288,253)	(153,489)

Total Class R2 Shares	211,020	148,096

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 127

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	701,980	245,493
Reinvested	10,194	6,548
Redeemed	(234,367)	(137,909)

Total Institutional Service Class Shares	477,807	114,132

Institutional Class Shares
Issued	118,001	224,569
Reinvested	5,901	7,393
Redeemed	(288,580)	(21,236)

Total Institutional Class Shares	(164,678)	210,726

Total change in shares	743,717	730,114

The accompanying notes are an integral part of these financial statements.

128 Annual Report 2010

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and										Ratio of
	Net Asset		Unrealized									Ratio of Net	Expenses
	Value,		Gains								Ratio of	Investment	(Prior to
	Beginning	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2010 (f)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%	$4,264,462	0.84%	1.50%	0.84%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%	$2,122,283	0.83%	2.15%	0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%)	$24,515	0.83%	3.30%	0.96%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Year Ended October 31, 2010 (f)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%	$55,901	1.35%	0.60%	1.35%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%	$991	1.38%	1.69%	1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%)	$880	1.38%	2.99%	1.41%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Year Ended October 31, 2010 (f)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%	$2,460,478	1.23%	1.29%	1.23%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%	$2,119,001	1.23%	1.81%	1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Year Ended October 31, 2010 (f)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%	$5,499,116	1.09%	1.34%	1.09%	40.31%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%	$3,136,767	1.08%	1.91%	1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Year Ended October 31, 2010 (f)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%	$7,897,217	0.59%	1.79%	0.59%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%	$2,847,529	0.58%	2.45%	0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%	$1,037	0.72%	3.31%	0.72%	1.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 129

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund (Continued)

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized
			and										Ratio of
	Net Asset		Unrealized									Ratio of Net	Expenses
	Value,		Gains								Ratio of	Investment	(Prior to
	Beginning	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2010 (f)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%	$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%	$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%)	$893,765	0.33%	4.07%	0.46%	74.26%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%	$1,032,807	0.33%	3.74%	0.50%	1.03%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

130 Annual Report 2010

Notes to Financial Statements
October 31, 2010

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio in 1997 and was redomesticated as a Delaware statutory trust on February 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operates thirty (30) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust and in unaffiliated mutual funds (including exchange-traded funds) (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests (except exchange-traded funds) are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds. Shares of Underlying Funds that are exchange traded funds are valued at the last quoted sales price on the exchange on which its shares trade or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”).

The following are the valuation policies of the affiliated Underlying Funds:

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. Each Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when

2010 Annual Report 131

Notes to Financial Statements (Continued)
October 31, 2010

market prices are not readily available or reliable. The three levels of the hierarchy established are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities and other investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Most securities listed on a foreign exchange are valued either at fair value (see description below), generally categorized in Level 2 of the hierarchy, or at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by Money Market Funds are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. For example, market quotations for a security are deemed “not readily available” if an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of the Funds’ investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to- maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

132 Annual Report 2010

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

Destination 2010

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$8,392,080	$—	$—	$8,392,080
Mutual Funds	21,808,260	—	—	21,808,260

Total	$30,200,340	$—	$—	$30,200,340

Destination 2015

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$27,072,004	$—	$—	$27,072,004
Mutual Funds	81,973,002	—	—	81,973,002

Total	$109,045,006	$—	$—	$109,045,006

Destination 2020

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$25,133,134	$—	$—	$25,133,134
Mutual Funds	95,031,630	—	—	95,031,630

Total	$120,164,764	$—	$—	$120,164,764

Destination 2025

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$18,256,079	$—	$—	$18,256,079
Mutual Funds	89,392,482	—	—	89,392,482

Total	$107,648,561	$—	$—	$107,648,561

Destination 2030

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$13,227,419	$—	$—	$13,227,419
Mutual Funds	106,569,859	—	—	106,569,859

Total	$119,797,278	$—	$—	$119,797,278

Destination 2035

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$4,997,644	$—	$—	$4,997,644
Mutual Funds	49,803,002	—	—	49,803,002

Total	$54,800,646	$—	$—	$54,800,646

2010 Annual Report 133

Notes to Financial Statements (Continued)
October 31, 2010

Destination 2040

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$4,693,550	$—	$—	$4,693,550
Mutual Funds	41,720,282	—	—	41,720,282

Total	$46,413,832	$—	$—	$46,413,832

Destination 2045

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$2,450,842	$—	$—	$2,450,842
Mutual Funds	19,579,897	—	—	19,579,897

Total	$22,030,739	$—	$—	$22,030,739

Destination 2050

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$3,709,312	$—	$—	$3,709,312
Mutual Funds	26,882,334	—	—	26,882,334

Total	$30,591,646	$—	$—	$30,591,646

Retirement Income

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Exchange Traded Funds	$9,718,075	$—	$—	$9,718,075
Mutual Funds	11,999,059	—	—	11,999,059

Total	$21,717,134	$—	$—	$21,717,134

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of fund investments by type and classification.

For the year ended October 31, 2010 there were no significant transfers between Levels 1 and 2.

(b)	Cash Overdraft

As of October 31, 2010, Retirement Income had an overdrawn balance of $270,852 with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

134 Annual Report 2010

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2010 are primarily attributable to dividend redesignation and capital gain distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of each Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2010 Annual Report 135

Notes to Financial Statements (Continued)
October 31, 2010

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except for Rule 12b-1 fees, administrative service fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. The Funds did not pay a fee for these services.

NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider’s fee for these services.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For year ended October 31, 2010, NFS received the following amounts in Administrative Services fees from each Fund:

Fund	Amount

Destination 2010	$60,673

Destination 2015	208,526

Destination 2020	210,900

Destination 2025	197,041

Destination 2030	220,140

Destination 2035	93,679

Destination 2040	81,013

Destination 2045	36,057

Destination 2050	59,374

Retirement Income	40,429

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class C shares, 0.65% of Class R1 shares, and 0.50% of Class R2 shares. Institutional Class shares do not pay a distribution fee.

136 Annual Report 2010

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid up to on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the year ended October 31, 2010, NFD received commissions of $52,910 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $24,219 was re-allowed to affiliated broker-dealers of the Funds.

As of October 31, 2010, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	99.15%

Destination 2015	98.94%

Destination 2020	98.98%

Destination 2025	98.29%

Destination 2030	99.12%

Destination 2035	99.31%

Destination 2040	98.77%

Destination 2045	99.13%

Destination 2050	99.50%

Retirement Income	98.04%

4. Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the year ended October 31, 2010 were as follows:

Destination 2010

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$3,358,981	$2,246,924	$1,323,062	$165,583	$66,737	$4,448,363

Nationwide Money Market Fund	1,111,855	713,145	938,403	2	—	886,596

Nationwide International Index Fund	2,181,832	1,465,151	766,240	72,143	128,530	3,038,110

Nationwide S&P 500 Index Fund	4,998,725	3,307,230	2,126,785	94,306	250,684	7,005,366

Nationwide Small Cap Index Fund	615,704	432,068	305,660	9,180	88,941	922,650

Nationwide Mid Cap Market Index Fund	1,476,586	960,678	737,416	18,232	239,987	2,140,356

2010 Annual Report 137

Notes to Financial Statements (Continued)
October 31, 2010

Destination 2015

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$10,740,561	$7,089,111	$1,301,007	$560,012	$75,858	$17,105,202

Nationwide Money Market Fund	666,703	441,819	44,488	1	—	1,064,034

Nationwide International Index Fund	8,503,422	5,493,411	578,346	303,869	(12,161)	14,236,980

Nationwide S&P 500 Index Fund	15,638,177	10,025,974	2,095,059	317,340	45,997	26,349,938

Nationwide Small Cap Index Fund	2,463,701	1,674,128	464,982	39,556	138,984	4,433,946

Nationwide Mid Cap Market Index Fund	5,061,930	3,168,546	1,004,674	67,747	259,657	8,816,886

Destination 2020

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$10,839,926	$9,824,713	$1,332,557	$617,332	$80,834	$20,001,962

Nationwide Money Market Fund	633,310	571,103	33,286	1	—	1,171,127

Nationwide International Index Fund	9,941,536	8,783,790	532,573	383,711	(188,157)	19,278,552

Nationwide S&P 500 Index Fund	16,092,783	14,016,171	1,773,965	352,459	(334,727)	31,409,187

Nationwide Small Cap Index Fund	3,509,397	3,240,858	596,088	61,168	109,358	7,317,109

Nationwide Mid Cap Market Index Fund	5,408,601	4,643,136	969,593	77,802	(35,830)	10,914,258

Destination 2025

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$7,925,557	$6,390,125	$1,114,926	$436,776	$66,021	$13,668,976

Nationwide Money Market Fund	605,544	478,836	37,865	1	—	1,046,514

Nationwide International Index Fund	10,692,346	7,689,078	1,158,062	390,421	(320,163)	18,307,135

Nationwide S&P 500 Index Fund	17,160,347	12,823,416	1,814,016	366,195	(363,823)	31,310,896

Nationwide Small Cap Index Fund	4,473,196	3,551,133	728,507	75,863	12,647	8,720,854

Nationwide Mid Cap Market Index Fund	6,319,583	4,631,013	1,087,803	88,915	(71,220)	11,922,313

Destination 2030

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$8,127,738	$5,258,072	$975,575	$420,560	$58,220	$12,845,379

Nationwide Money Market Fund	733,840	458,467	30,009	1	—	1,162,298

Nationwide International Index Fund	14,401,755	8,776,137	600,177	514,052	(267,968)	23,919,816

Nationwide S&P 500 Index Fund	22,235,630	12,665,623	1,611,259	448,983	(345,847)	37,171,825

Nationwide Small Cap Index Fund	6,098,166	3,724,290	777,302	97,475	137,753	10,895,776

Nationwide Mid Cap Market Index Fund	8,355,580	4,617,711	1,111,396	111,512	(42,176)	14,444,864

138 Annual Report 2010

Destination 2035

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$3,027,965	$2,582,574	$457,912	$168,536	$27,546	$5,334,960

Nationwide Money Market Fund	300,752	249,818	19,602	1	—	530,969

Nationwide International Index Fund	6,493,465	5,259,373	432,167	248,945	(192,646)	12,020,880

Nationwide S&P 500 Index Fund	9,113,901	6,911,518	1,288,087	194,010	(210,602)	16,434,835

Nationwide Small Cap Index Fund	2,776,581	2,294,754	431,712	47,782	(7,690)	5,531,300

Nationwide Mid Cap Market Index Fund	3,709,742	2,809,877	590,390	53,036	(69,970)	7,149,277

Destination 2040

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$1,283,597	$1,559,324	$229,828	$80,105	$16,244	$2,707,949

Nationwide Money Market Fund	254,955	210,383	16,144	1	—	449,194

Nationwide International Index Fund	5,748,807	4,639,468	369,428	220,821	(145,022)	10,630,383

Nationwide S&P 500 Index Fund	7,967,723	5,849,127	1,412,558	168,266	(160,235)	13,901,726

Nationwide Small Cap Index Fund	2,819,678	2,294,300	417,118	48,910	41,853	5,614,496

Nationwide Mid Cap Market Index Fund	3,140,427	2,329,971	467,282	45,186	(46,057)	6,047,489

Destination 2045

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$449,258	$710,222	$126,117	$30,417	$7,632	$1,070,795

Nationwide Money Market Fund	111,564	118,200	16,615	—	—	213,149

Nationwide International Index Fund	2,517,405	2,623,960	394,813	102,211	(85,712)	5,043,470

Nationwide S&P 500 Index Fund	3,380,082	3,292,673	745,764	76,357	9,655	6,595,597

Nationwide Small Cap Index Fund	1,236,556	1,307,315	302,891	22,633	28,332	2,663,736

Nationwide Mid Cap Market Index Fund	1,376,297	1,345,641	335,442	20,848	(3,912)	2,869,266

Destination 2050

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$845,335	$494,697	$192,176	$40,578	$9,992	$1,189,022

Nationwide Money Market Fund	209,919	118,315	32,396	—	—	295,838

Nationwide International Index Fund	5,146,042	2,521,504	806,322	168,622	136,556	7,306,170

Nationwide S&P 500 Index Fund	5,946,897	2,949,680	1,014,449	112,406	86,710	8,850,384

Nationwide Small Cap Index Fund	2,325,436	1,250,335	531,798	34,665	124,802	3,697,724

Nationwide Mid Cap Market Index Fund	2,588,325	1,241,773	590,426	32,486	138,410	3,982,762

2010 Annual Report 139

Notes to Financial Statements (Continued)
October 31, 2010

Retirement Income

	Market Value					Market Value
	October 31,	Purchases	Sales	Dividend	Realized	October 31,
Underlying Fund	2009	at Cost	Proceeds	Income	Gain/(Loss)	2010

Nationwide Bond Index Fund	$930,950	$1,024,957	$514,536	$51,833	$29,526	$1,498,822

Nationwide Money Market Fund	1,452,835	1,559,675	881,217	3	—	2,131,294

Nationwide International Index Fund	646,983	734,979	341,190	25,044	98,821	1,097,177

Nationwide S&P 500 Index Fund	2,320,954	2,702,050	1,451,440	49,449	398,920	3,960,540

Nationwide Mid Cap Market Index Fund	250,468	291,552	177,496	3,525	66,330	441,734

Amounts designated as “—” are zero or have been rounded to zero.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. There were no borrowings under this line of credit during the year ended October 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Funds and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs.

Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

140 Annual Report 2010

6. Investment Transactions

For the year ended October 31, 2010, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales

Destination 2010	$15,110,951	$9,518,457

Destination 2015	42,537,301	8,598,548

Destination 2020	54,957,939	7,589,696

Destination 2025	45,910,999	8,003,375

Destination 2030	42,510,944	6,970,490

Destination 2035	23,729,983	4,025,155

Destination 2040	20,115,585	3,699,632

Destination 2045	11,180,155	2,439,603

Destination 2050	10,611,428	4,082,901

Retirement Income	14,761,432	7,568,175

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

As of October 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

	% of	Number of
Fund	Shares	Accounts

Destination 2010	97.32%	1

Destination 2015	98.93	2

Destination 2020	98.97	2

Destination 2025	98.28	2

Destination 2030	99.11	2

Destination 2035	99.29	2

Destination 2040	98.74	2

Destination 2045	84.91	1

Destination 2050	99.45	2

Retirement Income	93.06	2

2010 Annual Report 141

Notes to Financial Statements (Continued)
October 31, 2010

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

	Distributions paid from
		Net		Total
		Long-Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Destination 2010	$434,315	$—	$434,315	$434,315

Destination 2015	1,440,230	247,568	1,687,798	1,687,798

Destination 2020	1,323,542	476,531	1,800,073	1,800,073

Destination 2025	1,086,492	514,792	1,601,284	1,601,284

Destination 2030	1,241,148	506,886	1,748,034	1,748,034

Destination 2035	515,476	330,384	845,860	845,860

Destination 2040	395,899	288,669	684,568	684,568

Destination 2045	183,229	118,301	301,530	301,530

Destination 2050	342,088	78,257	420,345	420,345

Retirement Income	303,612	—	303,612	303,612

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Distributions paid from
		Net		Total
		Long-Term	Total Taxable	Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Destination 2010	$361,040	$9,877	$370,917	$370,917

Destination 2015	911,255	17,006	928,261	928,261

Destination 2020	772,803	20,747	793,550	793,550

Destination 2025	666,231	31,493	697,724	697,724

Destination 2030	730,328	50,573	780,901	780,901

Destination 2035	315,056	23,570	338,626	338,626

Destination 2040	238,193	18,485	256,678	256,678

Destination 2045	99,488	24,598	124,086	124,086

Destination 2050	183,629	10,011	193,640	193,640

Retirement Income	248,346	4,190	252,536	252,536

142 Annual Report 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

						Total
		Undistributed		Accumulated	Unrealized	Accumulated
	Undistributed	Long-Term	Accumulated	Capital and	Appreciation/	Earnings
Fund	Ordinary Income	Capital Gains	Earnings	Other Losses	(Depreciation)*	(Deficit)

Destination 2010	$17,547	$873,618	$891,165	$—	$1,812,719	$2,703,884

Destination 2015	61,494	751,576	813,070	—	10,812,284	11,625,354

Destination 2020	18,434	452,725	471,159	—	11,279,983	11,751,142

Destination 2025	—	349,654	349,654	—	12,117,482	12,467,136

Destination 2030	—	572,356	572,356	—	17,499,179	18,071,535

Destination 2035	—	142,965	142,965	—	6,240,842	6,383,807

Destination 2040	—	184,170	184,170	—	5,953,486	6,137,656

Destination 2045	—	250,078	250,078	—	2,362,223	2,612,301

Destination 2050	38,222	774,375	812,597	—	5,460,618	6,273,215

Retirement Income	11,206	671,544	682,750	—	868,532	1,551,282

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral on wash sales.

Amounts designated “—” are zero or have been rounded to zero.

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$28,387,621	$1,819,301	$(6,582)	$1,812,719

Destination 2015	98,232,722	10,830,933	(18,649)	10,812,284

Destination 2020	108,884,781	11,557,833	(277,850)	11,279,983

Destination 2025	95,531,079	12,328,523	(211,041)	12,117,482

Destination 2030	102,298,099	17,950,671	(451,492)	17,499,179

Destination 2035	48,559,804	6,472,924	(232,082)	6,240,842

Destination 2040	40,460,346	6,036,520	(83,034)	5,953,486

Destination 2045	19,668,516	2,369,594	(7,371)	2,362,223

Destination 2050	25,131,028	5,471,796	(11,178)	5,460,618

Retirement Income	20,848,602	871,346	(2,814)	868,532

2010 Annual Report 143

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund and Nationwide Retirement Income Fund (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2010

144 Annual Report 2010

Supplemental Information
October 31, 2010 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the taxable year ended October 31, 2010, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deductions

Destination 2010	23.79%

Destination 2015	25.85%

Destination 2020	35.62%

Destination 2025	47.77%

Destination 2030	52.31%

Destination 2035	56.76%

Destination 2040	65.78%

Destination 2045	64.70%

Destination 2050	49.40%

Retirement Income	12.49%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Destinations 2015	$247,568

Destinations 2020	476,531

Destinations 2025	514,792

Destinations 2030	506,886

Destinations 2035	330,384

Destinations 2040	288,669

Destinations 2045	118,301

Destinations 2050	78,257

2010 Annual Report 145

Management Information
October 31, 2010 (Unaudited)

Trustees and Officers of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	85	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	85	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 though April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	85	None

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February, 2010. Ms. Dryden was an Associate Partner of Mitchell Madison Group LLC (management consulting company) from January 2007 until January 2010, and a Partner of Mitchell Madison Group LLC from January 2003 until December 2006. Prior to 2003, Ms. Dryden served as the Managing Partner of marchFIRST, a global management consulting firm.	85	None

146 Annual Report 2010

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

			Number of	Other
	Position(s) Held		Portfolios in the	Directorships
	with the Trust		Nationwide Fund	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Complex Overseen	During Past Five
Year of Birth	Time Served[1]	During Past Five Years (or longer)[2]	by Trustee	Years[3]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	85	None

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	85	None

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler has been a board member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of The Columbus Foundation, (a community foundation that manages over 1,700 individual funds and investments) since February 2002.	85	None

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer, and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	85	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

2010 Annual Report 147

Management Information (Continued)
October 31, 2010 (Unaudited)

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investment Management, Inc. (“NWD Investments”), which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008, he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006.
			N/A	N/A

Joseph Finelli 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank).
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

148 Annual Report 2010

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. (Continued)

Number of
Portfolios in
	Position(s) Held		Fund
	with Fund		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past Five Years[2]	by Trustee	Held by Trustee[4]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2010 Annual Report 149

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P.O. Box 5354
Cincinnati, OH 45201-5354
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2010 Nationwide Funds Group.
All rights reserved.

AR-TD 12/10

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.
Item 4. Principal Accountant Fees and Services.
          (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
          (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
          (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
          (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2009, and October 31, 2010.

	2009	2010
Audit Fees	$425,280	$408,704
Audit-Related Fees	$52,333	$0
Tax Fees	$188,149	$122,589
All Other Fees	$0	$0

Total	$665,762	$531,293
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2009, and October 31, 2010.

	2009	2010
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

          (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
                    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).
The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2009, and October 31, 2010:

	2009	2010
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2009, and October 31, 2010:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A
          (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2010, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).
          (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2009, and October 31, 2010, were $0 and $0, respectively.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Instruction of paragraph (a)
          Schedule I — Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I — Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:
(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.
[The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.]
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
          A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
{NOTE — THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}
Item 11. Controls and Procedures.
     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
     (b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
          The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).
          Certifications pursuant to Rule 30a-2(a) are attached hereto.
          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
          Not Applicable.
          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
          Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 23, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 23, 2010

By (Signature and Title)		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 23, 2010